UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21864

WisdomTree Trust

(Exact name of registrant as specified in charter)

245 Park Avenue, 35th Floor

New York, NY 10167

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 909-9473

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

WisdomTree Trust

Developed World ex-U.S. and Currency Hedged Equity Funds

Annual Report

March 31, 2015

WisdomTree Australia Dividend Fund (AUSE)

WisdomTree DEFA Equity Income Fund (DTH)

WisdomTree DEFA Fund (DWM)

WisdomTree Europe Dividend Growth Fund (EUDG)

WisdomTree Europe Hedged Equity Fund (HEDJ)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

WisdomTree Europe SmallCap Dividend Fund (DFE)

WisdomTree Germany Hedged Equity Fund (DXGE)

WisdomTree International Dividend ex-Financials Fund (DOO)

WisdomTree International Hedged Dividend Growth Fund (IHDG)

WisdomTree International LargeCap Dividend Fund (DOL)

WisdomTree International MidCap Dividend Fund (DIM)

WisdomTree International SmallCap Dividend Fund (DLS)

WisdomTree Japan Hedged Capital Goods Fund (DXJC)

WisdomTree Japan Hedged Equity Fund (DXJ)

WisdomTree Japan Hedged Financials Fund (DXJF)

WisdomTree Japan Hedged Health Care Fund (DXJH)

WisdomTree Japan Hedged Real Estate Fund (DXJR)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

WisdomTree Japan Hedged Tech, Media and Telecom Fund (DXJT)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

WisdomTree Korea Hedged Equity Fund (DXKW)

WisdomTree United Kingdom Hedged Equity Fund (DXPS)

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Management’s Discussion of Funds’ Performance (unaudited)

Market Environment Overview

The international equity markets, measured by the MSCI EAFE Index, a broad measure of equity performance for the developed world outside the U.S. and Canada, returned -0.92% in the 12-month period that ended March 31, 2015 (the “period”), which lagged the S&P 500 Index by 13.65%. Measured in local currency, the MSCI EAFE Index returned 17.74% over the period, outperforming the return of the S&P 500 Index by 5.01%. It is important to note that the foreign currency component of the developed world returns subtracted approximately 18.7 percentage points from the returns of the MSCI EAFE Index. During the period, the British pound, Japanese yen and euro (which account for about 75% of the MSCI EAFE Index currency exposure) all weakened against the U.S. dollar by approximately 11%, 14% and 22%, respectively. Weakening currencies relative to the U.S. dollar decreases the value of foreign investments measured in U.S. dollars and tend to decrease returns experienced by U.S. investors who invest overseas, while strengthening currencies relative to the U.S. dollar have the opposite effect.

Although the MSCI EAFE Index lagged the broad U.S. domestic markets in U.S. dollar terms, in local currency terms it was a pretty strong performance year for international equity markets. The Eurozone region reacted positively to expectations and the monetary easing actions from the European Central Bank (ECB). Over the period, the euro weakened substantially as a result of the ECB’s expansionary policies, which helped contribute to positive performance of the equity market, particularly the export focused firms. Japan, one of the best performing countries in local currency terms, also helped contribute with strong positive performance as a result of continued monetary and fiscal stimulus. Broad emerging market equities, in local currency terms, lagged both the U.S. and international developed markets. It seems investors were cautious about the potential ramifications from the U.S. Federal Reserve ending its quantitative easing program even though the ECB and the Bank of Japan have increased liquidity.

In local currency terms, nine out of ten sectors within the MSCI EAFE Index were positive, with Information Technology, Healthcare and Consumer Discretionary sectors leading and Materials and Energy sectors lagging. The only sector that recorded negative performance over the period was the Energy sector, which was negatively impacted by the decline in oil prices. The Information Technology and Consumer Discretionary sectors tend to be cyclically focused and were able to benefit from positive central bank actions and from consumers with greater disposable income due to the decline in gas prices.

WisdomTree Funds’ Performance Overview

The following table reflects the WisdomTree Funds’ performance versus capitalization-weighted benchmark indexes:

Ticker	WisdomTree Fund	1-Year NAV Return	Performance Benchmark	1-Year Return	Difference
AUSE	WisdomTree Australia Dividend Fund	-8.30%	MSCI Pacific ex-Japan Value/MSCI Australia Spliced Index	-5.99%	-2.31%
DTH	WisdomTree DEFA Equity Income Fund	-5.41%	MSCI EAFE Value Index	-2.90%	-2.51%
DWM	WisdomTree DEFA Fund	-1.83%	MSCI EAFE Index	-0.92%	-0.91%
EUDG	WisdomTree Europe Dividend Growth Fund[1]	-6.35%	MSCI Europe Index	-7.30%	0.95%
HEDJ	WisdomTree Europe Hedged Equity Fund	24.02%	MSCI EAFE Local Currency/MSCI EMU Local Currency Spliced Index	20.46%	3.56%
EUSC	WisdomTree Europe Hedged SmallCap Equity Fund[2]	4.30%	MSCI EMU Small Cap Local Currency Index	4.45%	-0.15%
DFE	WisdomTree Europe SmallCap Dividend Fund	-8.26%	MSCI Europe Small Cap Index	-7.77%	-0.49%
DXGE	WisdomTree Germany Hedged Equity Fund	23.70%	MSCI Germany Local Currency Index	24.98%	-1.28%
DOO	WisdomTree International Dividend ex-Financials Fund	-7.41%	MSCI EAFE Value Index	-2.90%	-4.51%
IHDG	WisdomTree International Hedged Dividend Growth Fund[1]	12.78%	MSCI EAFE Local Currency Index	17.47%	-4.69%
DOL	WisdomTree International LargeCap Dividend Fund	-2.47%	MSCI EAFE Index	-0.92%	-1.55%
DIM	WisdomTree International MidCap Dividend Fund	0.57%	MSCI EAFE Mid Cap Index	1.08%	-0.51%

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	1

Management’s Discussion of Funds’ Performance (unaudited) (concluded)

Ticker	WisdomTree Fund	1-Year NAV Return	Performance Benchmark	1-Year Return	Difference
DLS	WisdomTree International SmallCap Dividend Fund	-5.87%	MSCI EAFE Small Cap Index	-2.92%	-2.95%
DXJC	WisdomTree Japan Hedged Capital Goods Fund[3]	29.47%	MSCI Japan Local Currency Index	33.49%	-4.02%
DXJ	WisdomTree Japan Hedged Equity Fund	29.30%	MSCI Japan/MSCI Japan Local Currency Spliced Index	30.49%	-1.19%
DXJF	WisdomTree Japan Hedged Financials Fund[3]	25.94%	MSCI Japan Local Currency Index	33.49%	-7.55%
DXJH	WisdomTree Japan Hedged Health Care Fund[3]	48.27%	MSCI Japan Local Currency Index	33.49%	14.78%
DXJR	WisdomTree Japan Hedged Real Estate Fund[3]	22.59%	MSCI Japan Local Currency Index	33.49%	-10.90%
DXJS	WisdomTree Japan Hedged SmallCap Equity Fund	25.86%	MSCI Japan Small Cap Local Currency Index	29.42%	-3.56%
DXJT	WisdomTree Japan Hedged Tech, Media and Telecom Fund[3]	32.83%	MSCI Japan Local Currency Index	33.49%	-0.66%
DFJ	WisdomTree Japan SmallCap Dividend Fund	9.26%	MSCI Japan Small Cap Index	11.14%	-1.88%
DXKW	WisdomTree Korea Hedged Equity Fund	-6.41%	MSCI Korea Local Currency Index	-1.23%	-5.18%
DXPS	WisdomTree United Kingdom Hedged Equity Fund	4.71%	MSCI United Kingdom Local Currency Index	6.11%	-1.40%
[1]	Total returns shown are for the period May 7, 2014 (commencement of operations) through March 31, 2015.

[2]	Total returns shown are for the period March 4, 2015 (commencement of operations) through March 31, 2015.

[3]	Total returns shown are for the period April 8, 2014 (commencement of operations) through March 31, 2015.

WisdomTree’s international dividend-weighted Funds are designed to track Indexes based on the dividend stream generated by the companies included in the Index. The dividend stream is defined as the sum of all dividends paid over the prior 12 months for each company. There are two primary factors that drive performance differentials versus market cap-weighted benchmarks. The first is aggregate exposure to one or more sectors or countries. The second is stock selection within each sector or country. Both of these are determined as part of WisdomTree’s rules-based index methodology. These exposures are not subjectively determined. Rather, they are objectively determined at the Index rebalancing dates based on the dividend stream.

WisdomTree’s best performing Fund for the full period was the WisdomTree Japan Hedged Equity Fund (DXJ), returning 29.30% over the period. Japan’s economic policy, aggressive inflation target and accommodative central bank helped equities climb higher. The Japanese yen weakened about 14 percent over the time period, and because DXJ neutralizes the currency exposure, the performance was not hurt from this depreciation. The WisdomTree Japan Hedged SmallCap Equity Fund (DXJS) was also able to deliver strong performance over the period, up 25.86%, but the WisdomTree Japan SmallCap Dividend Fund (DFJ) was only able to return 9.26% since it does not hedge the currency exposure.

The WisdomTree Europe Hedged Equity Fund (HEDJ) delivered a 24.02% return over the period, outperforming its performance benchmark by 3.56%. The monetary easing actions by the ECB over the period were successful at weakening the euro, suppressing bond yields and driving equity prices higher. The WisdomTree Germany Hedged Equity Fund (DXGE) also benefited from these actions over the period by returning 23.70%. The euro weakened about 22 percent over the time period, and because HEDJ and DXGE neutralize the currency exposure, their performance was not hurt from this depreciation.

Fund returns are shown at NAV. Please see Performance Summaries on the subsequent pages for more complete performance information. Please see page 26 for the list of index descriptions.

Fund performance assumes reinvestment of dividends and capital gain distributions. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results. For the most recent month-end performance information visit www.wisdomtree.com.

2	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Performance Summary (unaudited)

WisdomTree Australia Dividend Fund (AUSE)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Financials	20.2%
Materials	14.8%
Industrials	14.8%
Consumer Discretionary	14.2%
Consumer Staples	10.4%
Healthcare	8.0%
Telecommunication Services	6.8%
Energy	4.9%
Information Technology	3.6%
Utilities	1.7%
Other Assets less Liabilities‡	0.6%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Toll Holdings Ltd.	3.5%
Adelaide Brighton Ltd.	2.8%
Tatts Group Ltd.	2.7%
National Australia Bank Ltd.	2.7%
Tabcorp Holdings Ltd.	2.6%
Coca-Cola Amatil Ltd.	2.6%
Telstra Corp., Ltd.	2.6%
Insurance Australia Group Ltd.	2.5%
Westpac Banking Corp.	2.4%
Australia & New Zealand Banking Group Ltd.	2.3%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Australia Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Australia Dividend Index.

The Fund returned -8.30% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Healthcare sector. The Fund’s position in the Consumer Staples sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-8.30%	3.18%	3.78%	6.76%
Fund Market Price Returns	-9.32%	2.67%	3.52%	6.61%
WisdomTree Pacific ex-Japan Equity Income/ Australia Dividend Spliced Index[2]	-8.03%	3.41%	4.07%	7.25%
MSCI Pacific ex-Japan Value/MSCI Australia Spliced Index[3]	-5.99%	5.14%	5.12%	6.49%

[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.
[2]	WisdomTree Pacific ex-Japan Equity Income Index through June 17, 2011; WisdomTree Australia Dividend Index thereafter.
[3]	MSCI Pacific ex-Japan Value Index through June 17, 2011; MSCI Australia Index thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	3

Performance Summary (unaudited)

WisdomTree DEFA Equity Income Fund (DTH)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Financials	25.7%
Telecommunication Services	16.0%
Industrials	9.7%
Energy	9.5%
Utilities	8.8%
Healthcare	8.4%
Consumer Discretionary	6.8%
Materials	6.3%
Consumer Staples	6.3%
Information Technology	1.8%
Investment Company	0.1%
Other Assets less Liabilities‡	0.6%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
China Mobile Ltd.	3.6%
Novartis AG, Registered Shares	2.7%
Vodafone Group PLC	2.2%
Commonwealth Bank of Australia	2.2%
BP PLC	2.1%
HSBC Holdings PLC	2.0%
Banco Santander S.A.	1.9%
GlaxoSmithKline PLC	1.9%
Westpac Banking Corp.	1.8%
Total S.A.	1.8%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree DEFA Equity Income Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree DEFA Equity Income Index.

The Fund returned -5.41% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in Hong Kong. The Fund’s position in United Kingdom created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-5.41%	8.90%	5.58%	3.04%
Fund Market Price Returns	-5.62%	8.57%	5.55%	2.96%
WisdomTree DEFA Equity Income Index	-4.83%	9.27%	5.80%	3.66%
MSCI EAFE Value Index	-2.90%	9.03%	5.27%	2.68%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

4	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Performance Summary (unaudited)

WisdomTree DEFA Fund (DWM)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Financials	25.1%
Consumer Discretionary	11.6%
Industrials	11.3%
Telecommunication Services	10.0%
Consumer Staples	9.7%
Healthcare	9.3%
Materials	6.9%
Energy	6.7%
Utilities	5.5%
Information Technology	2.9%
Investment Company	0.3%
Other Assets less Liabilities‡	0.7%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
China Mobile Ltd.	2.1%
Novartis AG, Registered Shares	1.5%
HSBC Holdings PLC	1.5%
Commonwealth Bank of Australia	1.4%
Nestle S.A., Registered Shares	1.4%
Banco Santander S.A.	1.3%
Vodafone Group PLC	1.3%
Westpac Banking Corp.	1.3%
Toyota Motor Corp.	1.3%
BP PLC	1.2%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree DEFA Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Dividend Index of Europe, Far East Asia and Australasia (the ‘‘WisdomTree DEFA Index’’).

The Fund returned -1.83% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in Japan. The Fund’s position in United Kingdom created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.48%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-1.83%	9.32%	6.41%	4.04%
Fund Market Price Returns	-1.90%	9.05%	6.35%	4.05%
WisdomTree DEFA Index	-1.78%	9.42%	6.43%	4.38%
MSCI EAFE Index	-0.92%	9.02%	6.16%	3.55%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	5

Performance Summary (unaudited)

WisdomTree Europe Dividend Growth Fund (EUDG)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Consumer Staples	21.4%
Healthcare	21.4%
Consumer Discretionary	15.8%
Industrials	13.3%
Energy	12.6%
Materials	7.5%
Information Technology	3.1%
Telecommunication Services	2.3%
Financials	1.9%
Utilities	0.4%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Novartis AG, Registered Shares	6.5%
Nestle S.A., Registered Shares	5.6%
Roche Holding AG, Genusschein	4.5%
Anheuser-Busch InBev N.V.	3.9%
GlaxoSmithKline PLC	3.0%
BP PLC	2.9%
Eni SpA	2.8%
Royal Dutch Shell PLC, Class A	2.8%
Siemens AG, Registered Shares	2.5%
BASF SE	2.5%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Europe Dividend Growth Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Europe Dividend Growth Index.

The Fund returned -6.35% at net asset value (“NAV”) from Fund inception on May 7, 2014 to March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Healthcare sector. The Fund’s position in the Energy sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/15

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	-6.35%
Fund Market Price Returns	-6.54%
WisdomTree Europe Dividend Growth Index	-6.06%
MSCI Europe Index	-7.30%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 7, 2014.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

6	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Performance Summary (unaudited)

WisdomTree Europe Hedged Equity Fund (HEDJ)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Consumer Staples	22.1%
Consumer Discretionary	18.5%
Industrials	17.5%
Healthcare	11.4%
Financials	11.1%
Materials	5.6%
Telecommunication Services	5.4%
Information Technology	4.8%
Utilities	1.9%
Energy	0.8%
Other Assets less Liabilities‡	0.9%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Anheuser-Busch InBev N.V.	6.5%
Telefonica S.A.	5.3%
Daimler AG, Registered Shares	4.8%
Banco Santander S.A.	4.7%
Sanofi	4.5%
Unilever N.V., CVA	4.4%
Banco Bilbao Vizcaya Argentaria S.A.	4.2%
Siemens AG, Registered Shares	3.8%
Bayer AG, Registered Shares	3.6%
L’Oreal S.A.	3.2%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Europe Hedged Equity Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Europe Hedged Equity Index.

The Fund returned 24.02% for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in Belgium. The Fund’s position in Spain created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	24.02%	18.54%	10.46%	10.35%
Fund Market Price Returns	23.66%	17.82%	10.32%	10.36%
WisdomTree DEFA International Hedged Equity/Europe Hedged Equity Spliced Index[2]	24.13%	18.94%	10.83%	10.85%
MSCI EAFE Local Currency/MSCI EMU Local Currency Spliced Index[3]	20.46%	17.60%	9.62%	10.02%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on December 31, 2009.
[2]	WisdomTree DEFA International Hedged Equity Index through August 29, 2012; WisdomTree Europe Hedged Equity Index thereafter.
[3]	MSCI EAFE Local Currency Index through August 29, 2012; MSCI EMU Local Currency Index thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	7

Performance Summary (unaudited)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Industrials	25.5%
Financials	17.8%
Consumer Discretionary	15.7%
Materials	9.1%
Consumer Staples	8.6%
Healthcare	5.8%
Information Technology	5.4%
Telecommunication Services	5.1%
Utilities	4.4%
Energy	1.9%
Other Assets less Liabilities‡	0.7%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
bpost S.A.	2.2%
Elisa Oyj	1.9%
Freenet AG	1.9%
Mediolanum SpA	1.8%
Lagardere SCA	1.7%
Delta Lloyd N.V.	1.5%
Nokian Renkaat Oyj	1.5%
Bolsas y Mercados Espanoles SHMSF S.A.	1.4%
Suedzucker AG	1.3%
Societe Television Francaise 1	1.2%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Europe Hedged SmallCap Equity Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Europe Hedged SmallCap Equity Index (the ‘‘Index’’).

The Fund returned 4.30% at net asset value (“NAV”) from Fund inception on March 4, 2015 to March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in Italy. The Fund’s position in Germany created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated February 11, 2015, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/15

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	4.30%
Fund Market Price Returns	3.42%
WisdomTree Europe Hedged SmallCap Equity Index	4.26%
MSCI EMU Small Cap Local Currency Index	4.45%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on March 4, 2015.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

8	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Performance Summary (unaudited)

WisdomTree Europe SmallCap Dividend Fund (DFE)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Industrials	27.3%
Financials	17.7%
Information Technology	15.7%
Consumer Discretionary	13.7%
Materials	7.3%
Consumer Staples	5.4%
Healthcare	4.5%
Telecommunication Services	3.3%
Utilities	2.4%
Energy	1.8%
Investment Company	0.1%
Other Assets less Liabilities‡	0.8%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Drillisch AG	1.9%
Cofinimmo S.A.	1.5%
Holmen AB, Class B	1.3%
ERG SpA	1.3%
Axis Communications AB	1.2%
Cembra Money Bank AG	1.2%
Iren SpA	1.1%
Peab AB	1.1%
Konecranes Oyj	1.1%
Tieto Oyj	1.0%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Europe SmallCap Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Europe SmallCap Dividend Index.

The Fund returned -8.26% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in Sweden. The Fund’s position in Italy created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-8.26%	17.09%	12.03%	5.96%
Fund Market Price Returns	-8.51%	16.75%	12.10%	5.81%
WisdomTree Europe SmallCap Dividend Index	-6.74%	18.24%	12.84%	6.49%
MSCI Europe Small Cap Index	-7.77%	14.06%	10.53%	6.14%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	9

Performance Summary (unaudited)

WisdomTree Germany Hedged Equity Fund (DXGE)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Consumer Discretionary	22.8%
Financials	17.6%
Industrials	15.4%
Healthcare	12.2%
Materials	12.0%
Telecommunication Services	6.4%
Information Technology	5.7%
Utilities	4.7%
Consumer Staples	2.8%
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Deutsche Telekom AG, Registered Shares	6.4%
Allianz SE, Registered Shares	6.3%
Bayer AG, Registered Shares	6.3%
Daimler AG, Registered Shares	6.3%
Bayerische Motoren Werke AG	5.9%
BASF SE	5.2%
Siemens AG, Registered Shares	5.0%
Muenchener Rueckversicherungs - Gesellschaft AG, Registered Shares	4.6%
SAP SE	4.2%
Volkswagen AG	4.1%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Germany Hedged Equity Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Germany Hedged Equity Index.

The Fund returned 23.70% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Healthcare sector. The Fund’s position in the Industrials sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.48%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	23.70%	21.93%
Fund Market Price Returns	23.31%	21.06%
WisdomTree Germany Hedged Equity Index	23.74%	22.18%
MSCI Germany Local Currency Index	24.98%	23.13%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on October 17, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

10	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Performance Summary (unaudited)

WisdomTree International Dividend ex-Financials Fund (DOO)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Telecommunication Services	15.3%
Utilities	12.9%
Consumer Discretionary	12.3%
Industrials	11.6%
Materials	10.4%
Healthcare	10.1%
Consumer Staples	9.8%
Energy	9.7%
Information Technology	7.3%
Investment Company	0.1%
Other Assets less Liabilities‡	0.5%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Telstra Corp., Ltd.	2.3%
Vodafone Group PLC	2.1%
Orange S.A.	2.0%
Antofagasta PLC	1.8%
China Mobile Ltd.	1.8%
BAE Systems PLC	1.6%
Kuehne + Nagel International AG, Registered Shares	1.6%
TeliaSonera AB	1.6%
GDF Suez	1.6%
Wesfarmers Ltd.	1.6%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree International Dividend ex-Financials Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International Dividend ex-Financials Index.

The Fund returned -7.41% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in Japan. The Fund’s position in United Kingdom created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-7.41%	6.35%	5.10%	3.28%
Fund Market Price Returns	-7.27%	6.17%	5.11%	3.17%
WisdomTree International Dividend Top 100/International Dividend ex-Financials Spliced Index[2]	-7.07%	6.55%	5.19%	3.45%
MSCI EAFE Value Index	-2.90%	9.03%	5.27%	2.68%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.
[2]	WisdomTree International Dividend Top 100 Index through May 7, 2009; WisdomTree International Dividend ex-Financials Index thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	11

Performance Summary (unaudited)

WisdomTree International Hedged Dividend Growth Fund (IHDG)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Consumer Staples	20.8%
Consumer Discretionary	16.4%
Healthcare	16.4%
Industrials	16.1%
Materials	12.7%
Information Technology	5.7%
Telecommunication Services	3.6%
Energy	3.5%
Financials	2.7%
Utilities	1.1%
Other Assets less Liabilities‡	1.0%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Roche Holding AG, Genusschein	5.4%
Anheuser-Busch InBev N.V.	4.7%
BHP Billiton Ltd.	3.8%
GlaxoSmithKline PLC	3.5%
British American Tobacco PLC	3.1%
Siemens AG, Registered Shares	2.9%
BASF SE	2.8%
Novo Nordisk A/S, Class B	2.6%
CNOOC Ltd.	2.5%
Unilever N.V., CVA	2.3%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree International Hedged Dividend Growth Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International Hedged Dividend Growth Index.

The Fund returned 12.78% at net asset value (“NAV”) from Fund inception on May 7, 2014 to March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Healthcare sector. The Fund’s position in the Materials sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/15

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	12.78%
Fund Market Price Returns	12.10%
WisdomTree International Hedged Dividend Growth Index	13.45%
MSCI EAFE Local Currency Index	17.47%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 7, 2014.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

12	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Performance Summary (unaudited)

WisdomTree International LargeCap Dividend Fund (DOL)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Financials	25.3%
Telecommunication Services	12.5%
Consumer Staples	11.0%
Healthcare	10.8%
Consumer Discretionary	9.7%
Energy	8.4%
Industrials	8.3%
Utilities	5.7%
Materials	5.5%
Information Technology	2.2%
Investment Company	0.1%
Other Assets less Liabilities‡	0.5%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
China Mobile Ltd.	2.8%
Novartis AG, Registered Shares	2.4%
Commonwealth Bank of Australia	2.0%
Nestle S.A., Registered Shares	1.9%
Banco Santander S.A.	1.8%
Westpac Banking Corp.	1.7%
Toyota Motor Corp.	1.7%
HSBC Holdings PLC	1.7%
Roche Holding AG, Genusschein	1.7%
Vodafone Group PLC	1.6%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree International LargeCap Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International LargeCap Dividend Index.

The Fund returned -2.47% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in Hong Kong. The Fund’s position in France created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.48%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-2.47%	8.55%	5.59%	3.56%
Fund Market Price Returns	-2.64%	8.36%	5.55%	3.47%
WisdomTree International LargeCap Dividend Index	-2.27%	8.88%	5.89%	3.89%
MSCI EAFE Index	-0.92%	9.02%	6.16%	3.55%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	13

Performance Summary (unaudited)

WisdomTree International MidCap Dividend Fund (DIM)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Financials	21.4%
Industrials	20.7%
Consumer Discretionary	15.6%
Materials	10.6%
Consumer Staples	7.5%
Utilities	6.1%
Telecommunication Services	5.3%
Healthcare	5.2%
Information Technology	4.4%
Energy	2.1%
Investment Company	0.4%
Other Assets less Liabilities‡	0.7%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Belgacom S.A.	1.1%
Insurance Australia Group Ltd.	0.8%
Telefonica Deutschland Holding AG	0.8%
Eisai Co., Ltd.	0.8%
UPM-Kymmene Oyj	0.6%
Gjensidige Forsikring ASA	0.6%
Bezeq Israeli Telecommunication Corp., Ltd.	0.6%
Veolia Environnement S.A.	0.6%
Marks & Spencer Group PLC	0.5%
WM Morrison Supermarkets PLC	0.5%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree International MidCap Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International MidCap Dividend Index.

The Fund returned 0.57% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in Japan. The Fund’s position in Australia created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	0.57%	10.41%	7.39%	5.34%
Fund Market Price Returns	0.47%	10.43%	7.51%	5.27%
WisdomTree International MidCap Dividend Index	0.89%	10.85%	7.62%	5.47%
MSCI EAFE Mid Cap Index	1.08%	10.39%	7.71%	4.06%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

14	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Performance Summary (unaudited)

WisdomTree International SmallCap Dividend Fund (DLS)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Industrials	22.5%
Consumer Discretionary	20.5%
Financials	17.5%
Information Technology	10.5%
Materials	9.5%
Consumer Staples	7.2%
Healthcare	4.8%
Utilities	2.2%
Energy	1.9%
Telecommunication Services	1.8%
Investment Company	0.7%
Other Assets less Liabilities‡	0.9%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
China Power International Development Ltd.	0.8%
IOOF Holdings Ltd.	0.6%
Tabcorp Holdings Ltd.	0.6%
Adelaide Brighton Ltd.	0.5%
Shenzhen Investment Ltd.	0.5%
Nexity S.A.	0.5%
Drillisch AG	0.5%
Primary Health Care Ltd.	0.5%
Cable & Wireless Communications PLC	0.5%
Fisher & Paykel Healthcare Corp., Ltd.	0.4%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree International SmallCap Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International SmallCap Dividend Index.

The Fund returned -5.87% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in Japan. The Fund’s position in Australia created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-5.87%	10.36%	8.65%	5.46%
Fund Market Price Returns	-6.11%	10.16%	8.56%	5.39%
WisdomTree International SmallCap Dividend Index	-4.82%	11.00%	9.20%	5.92%
MSCI EAFE Small Cap Index	-2.92%	10.67%	8.80%	4.41%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	15

Performance Summary (unaudited)

WisdomTree Japan Hedged Capital Goods Fund (DXJC)

Industry Breakdown† as of 3/31/15

Industry	% of Net Assets
Automobiles	31.8%
Machinery	29.2%
Auto Components	14.7%
Metals & Mining	7.1%
Electrical Equipment	6.8%
Building Products	4.8%
Chemicals	2.4%
Construction & Engineering	2.2%
Other Assets less Liabilities‡	1.0%
Total	100.0%

†	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Toyota Motor Corp.	11.5%
Honda Motor Co., Ltd.	7.6%
FANUC Corp.	5.3%
Bridgestone Corp.	3.5%
Nissan Motor Co., Ltd.	3.3%
Mitsubishi Electric Corp.	3.3%
Nippon Steel & Sumitomo Metal Corp.	3.2%
Denso Corp.	3.0%
Fuji Heavy Industries Ltd.	2.8%
Daikin Industries Ltd.	2.8%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Japan Hedged Capital Goods Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Hedged Capital Goods Index.

The Fund returned 29.47% at net asset value (“NAV”) from Fund inception on April 8, 2014 to March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in Toyota Motor Corp. The Fund’s position in JGC Corp. created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s net and gross annual expense ratios were 0.43% and 0.48%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.43% through July 31, 2015, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

Performance as of 3/31/15

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	29.47%
Fund Market Price Returns	31.52%
WisdomTree Japan Hedged Capital Goods Index	30.66%
MSCI Japan Local Currency Index	33.49%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on April 8, 2014.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

16	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Performance Summary (unaudited)

WisdomTree Japan Hedged Equity Fund (DXJ)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Consumer Discretionary	25.0%
Industrials	20.9%
Information Technology	13.7%
Financials	10.9%
Materials	10.1%
Healthcare	9.3%
Consumer Staples	8.6%
Energy	0.4%
Other Assets less Liabilities‡	1.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Toyota Motor Corp.	5.7%
Mitsubishi UFJ Financial Group, Inc.	4.8%
Canon, Inc.	3.9%
Japan Tobacco, Inc.	3.6%
Takeda Pharmaceutical Co., Ltd.	3.2%
Nissan Motor Co., Ltd.	3.1%
Honda Motor Co., Ltd.	3.0%
Mizuho Financial Group, Inc.	3.0%
Mitsubishi Corp.	2.4%
Mitsui & Co., Ltd.	2.0%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Japan Hedged Equity Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Hedged Equity Index.

The Fund returned 29.30% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Consumer Discretionary sector. The Fund’s position in the Energy sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.48%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	29.30%	20.46%	9.50%	3.75%
Fund Market Price Returns	29.72%	20.05%	9.41%	3.78%
WisdomTree Japan Dividend/Japan Hedged Equity Spliced Index[2]	30.43%	21.00%	9.89%	3.90%
MSCI Japan/MSCI Japan Local Currency Spliced Index[3]	30.49%	23.98%	11.16%	4.24%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.
[2]	WisdomTree Japan Dividend Index through March 31, 2010; WisdomTree Japan Hedged Equity Index thereafter.
[3]	MSCI Japan Index through March 31, 2010; MSCI Japan Local Currency Index thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	17

Performance Summary (unaudited)

WisdomTree Japan Hedged Financials Fund (DXJF)

Industry Breakdown† as of 3/31/15

Industry	% of Net Assets
Banks	61.0%
Insurance	21.4%
Capital Markets	9.2%
Diversified Financial Services	4.0%
Consumer Finance	3.6%
Other Assets less Liabilities‡	0.8%
Total	100.0%

†	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Mitsubishi UFJ Financial Group, Inc.	11.3%
Sumitomo Mitsui Financial Group, Inc.	9.9%
Tokio Marine Holdings, Inc.	7.2%
Dai-ichi Life Insurance Co., Ltd. (The)	4.1%
Sumitomo Mitsui Trust Holdings, Inc.	4.0%
MS&AD Insurance Group Holdings, Inc.	3.8%
Mizuho Financial Group, Inc.	3.6%
Nomura Holdings, Inc.	3.6%
Daiwa Securities Group, Inc.	3.5%
Sompo Japan Nipponkoa Holdings, Inc.	3.3%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Japan Hedged Financials Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Hedged Financials Index.

The Fund returned 25.94% at net asset value (“NAV”) from Fund inception on April 8, 2014 to March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in Tokio Marine Holdings, Inc. The Fund’s position in Sumitomo Mitsui Financial Group, Inc. created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s net and gross annual expense ratios were 0.43% and 0.48%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.43% through July 31, 2015, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

Performance as of 3/31/15

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	25.94%
Fund Market Price Returns	28.15%
WisdomTree Japan Hedged Financials Index	27.38%
MSCI Japan Local Currency Index	33.49%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on April 8, 2014.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

18	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Performance Summary (unaudited)

WisdomTree Japan Hedged Health Care Fund (DXJH)

Industry Breakdown† as of 3/31/15

Industry	% of Net Assets
Pharmaceuticals	68.9%
Health Care Equipment & Supplies	17.0%
Health Care Providers & Services	5.9%
Food & Staples Retailing	5.6%
Health Care Technology	1.5%
Biotechnology	0.3%
Other Assets less Liabilities‡	0.8%
Total	100.0%

†	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Takeda Pharmaceutical Co., Ltd.	9.8%
Astellas Pharma, Inc.	9.7%
Eisai Co., Ltd.	8.4%
Otsuka Holdings Co., Ltd.	7.4%
Ono Pharmaceutical Co., Ltd.	5.1%
Olympus Corp.	5.0%
Shionogi & Co., Ltd.	4.7%
Daiichi Sankyo Co., Ltd.	4.7%
Terumo Corp.	4.2%
Sysmex Corp.	4.1%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Japan Hedged Health Care Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Hedged Health Care Index.

The Fund returned 48.27% at net asset value (“NAV”) from Fund inception on April 8, 2014 to March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in Eisai Co., Ltd. The Fund’s position in Daiichi Sankyo Co., Ltd. created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s net and gross annual expense ratios were 0.43% and 0.48%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.43% through July 31, 2015, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

Performance as of 3/31/15

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	48.27%
Fund Market Price Returns	50.77%
WisdomTree Japan Hedged Health Care Index	49.67%
MSCI Japan Local Currency Index	33.49%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on April 8, 2014.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	19

Performance Summary (unaudited)

WisdomTree Japan Hedged Real Estate Fund (DXJR)

Industry Breakdown† as of 3/31/15

Industry	% of Net Assets
Real Estate Management & Development	40.9%
Real Estate Investment Trusts (REITs)	27.4%
Construction & Engineering	12.6%
Household Durables	8.1%
Building Products	4.9%
Transportation Infrastructure	3.4%
Construction Materials	1.9%
Other Assets less Liabilities‡	0.8%
Total	100.0%

†	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Mitsubishi Estate Co., Ltd.	10.1%
Mitsui Fudosan Co., Ltd.	9.1%
Sumitomo Realty & Development Co., Ltd.	6.3%
Daiwa House Industry Co., Ltd.	4.9%
Sekisui House Ltd.	3.3%
Daito Trust Construction Co., Ltd.	3.3%
Nippon Building Fund, Inc.	2.6%
Taisei Corp.	2.5%
LIXIL Group Corp.	2.4%
Sekisui Chemical Co., Ltd.	2.2%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Japan Hedged Real Estate Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Hedged Real Estate Index.

The Fund returned 22.59% at net asset value (“NAV”) from Fund inception on April 8, 2014 to March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in Japan Airport Terminal Co., Ltd. The Fund’s position in Sumitomo Realty & Development Co., Ltd. created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s net and gross annual expense ratios were 0.43% and 0.48%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.43% through July 31, 2015, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

Performance as of 3/31/15

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	22.59%
Fund Market Price Returns	24.67%
WisdomTree Japan Hedged Real Estate Index	23.94%
MSCI Japan Local Currency Index	33.49%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on April 8, 2014.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

20	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Performance Summary (unaudited)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Industrials	24.7%
Consumer Discretionary	22.9%
Materials	11.7%
Financials	11.1%
Consumer Staples	10.9%
Information Technology	10.9%
Healthcare	5.6%
Energy	0.9%
Utilities	0.3%
Other Assets less Liabilities‡	1.0%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Dena Co., Ltd.	0.6%
Kaken Pharmaceutical Co., Ltd.	0.6%
Aoyama Trading Co., Ltd.	0.6%
Kaneka Corp.	0.6%
Heiwa Corp.	0.5%
Sanrio Co., Ltd.	0.5%
Pigeon Corp.	0.5%
Teijin Ltd.	0.5%
Nishi-Nippon City Bank Ltd. (The)	0.5%
Azbil Corp.	0.5%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Japan Hedged SmallCap Equity Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Hedged SmallCap Equity Index.

The Fund returned 25.86% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Industrials sector. The Fund’s position in the Utilities sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	25.86%	21.16%
Fund Market Price Returns	26.28%	20.73%
WisdomTree Japan Hedged SmallCap Equity Index	26.88%	22.58%
MSCI Japan Small Cap Local Currency Index	29.42%	24.07%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on June 28, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	21

Performance Summary (unaudited)

WisdomTree Japan Hedged Tech, Media and Telecom Fund (DXJT)

Industry Breakdown† as of 3/31/15

Industry	% of Net Assets
Electronic Equipment, Instruments & Components	30.8%
Wireless Telecommunication Services	16.7%
Technology Hardware, Storage & Peripherals	14.9%
Household Durables	12.3%
IT Services	6.3%
Media	4.1%
Semiconductors & Semiconductor Equipment	4.0%
Internet Software & Services	2.6%
Internet & Catalog Retail	2.6%
Leisure Products	2.5%
Software	2.4%
Other Assets less Liabilities‡	0.8%
Total	100.0%

†	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
SoftBank Corp.	7.0%
Canon, Inc.	6.5%
KDDI Corp.	5.7%
Hitachi Ltd.	5.2%
Panasonic Corp.	4.8%
Sony Corp.	4.8%
Murata Manufacturing Co., Ltd.	4.4%
Keyence Corp.	3.9%
NTT DOCOMO, Inc.	3.8%
Kyocera Corp.	3.1%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Japan Hedged Tech, Media and Telecom Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Hedged Tech, Media and Telecom Index.

The Fund returned 32.83% at net asset value (“NAV”) from Fund inception on April 8, 2014 to March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in Murata Manufacturing Co., Ltd. The Fund’s position in SoftBank Corp. created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s net and gross annual expense ratios were 0.43% and 0.48%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.43% through July 31, 2015, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

Performance as of 3/31/15

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	32.83%
Fund Market Price Returns	34.79%
WisdomTree Japan Hedged Tech, Media and Telecom Index	33.61%
MSCI Japan Local Currency Index	33.49%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on April 8, 2014.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

22	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Performance Summary (unaudited)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Industrials	24.4%
Consumer Discretionary	23.0%
Materials	11.6%
Financials	11.3%
Consumer Staples	11.2%
Information Technology	10.9%
Healthcare	5.2%
Energy	1.0%
Utilities	0.3%
Investment Company	0.1%
Other Assets less Liabilities‡	1.0%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Dena Co., Ltd.	0.7%
Azbil Corp.	0.6%
Kaken Pharmaceutical Co., Ltd.	0.6%
Sanrio Co., Ltd.	0.6%
Kaneka Corp.	0.6%
Nishi-Nippon City Bank Ltd. (The)	0.6%
Pigeon Corp.	0.6%
Denki Kagaku Kogyo K.K.	0.6%
SKY Perfect JSAT Holdings, Inc.	0.5%
NHK Spring Co., Ltd.	0.5%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Japan SmallCap Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan SmallCap Dividend Index.

The Fund returned 9.26% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Industrials sector. The Fund’s position in the Utilities sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	9.26%	8.19%	7.58%	2.44%
Fund Market Price Returns	9.83%	8.08%	7.54%	2.60%
WisdomTree Japan SmallCap Dividend Index	9.20%	8.86%	8.50%	3.15%
MSCI Japan Small Cap Index	11.14%	9.73%	8.62%	1.49%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	23

Performance Summary (unaudited)

WisdomTree Korea Hedged Equity Fund (DXKW)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Information Technology	26.5%
Consumer Discretionary	25.3%
Materials	23.8%
Industrials	21.4%
Consumer Staples	1.2%
Healthcare	0.9%
Other Assets less Liabilities‡	0.9%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Samsung Electronics Co., Ltd.	8.9%
LG Chem Ltd.	5.5%
POSCO	5.2%
Hyundai Glovis Co., Ltd.	4.9%
Hyundai Steel Co.	4.7%
SK Hynix, Inc.	4.2%
Hyundai Mobis Co., Ltd.	4.1%
LG Display Co., Ltd.	4.1%
Hyundai Motor Co.	4.1%
Kia Motors Corp.	4.1%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Korea Hedged Equity Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Korea Hedged Equity Index.

The Fund returned -6.41% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Information Technology sector. The Fund’s position in the Consumer Discretionary sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	-6.41%	-8.71%
Fund Market Price Returns	-6.57%	-8.65%
WisdomTree Korea Hedged Equity Index	-5.16%	-8.06%
MSCI Korea Local Currency Index	-1.23%	-1.69%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on November 7, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

24	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Performance Summary (unaudited)

WisdomTree United Kingdom Hedged Equity Fund (DXPS)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Financials	18.2%
Consumer Staples	16.9%
Energy	14.5%
Healthcare	10.6%
Materials	10.5%
Telecommunication Services	8.3%
Industrials	7.4%
Consumer Discretionary	5.8%
Utilities	5.2%
Information Technology	1.6%
Other Assets less Liabilities‡	1.0%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Vodafone Group PLC	5.8%
British American Tobacco PLC	5.1%
AstraZeneca PLC	5.0%
GlaxoSmithKline PLC	5.0%
HSBC Holdings PLC	4.8%
BP PLC	4.5%
Royal Dutch Shell PLC, Class A	4.4%
Royal Dutch Shell PLC, Class B	4.4%
National Grid PLC	3.7%
Rio Tinto PLC	3.5%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree United Kingdom Hedged Equity Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree United Kingdom Hedged Equity Index.

The Fund returned 4.71% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Consumer Discretionary sector. The Fund’s position in the Energy sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.48%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	4.71%	8.03%
Fund Market Price Returns	5.42%	7.68%
WisdomTree United Kingdom Hedged Equity Index	5.43%	8.79%
MSCI United Kingdom Local Currency Index	6.11%	8.40%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on June 28, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	25

Description of Indexes (unaudited)

Below are descriptions of each Index referenced in this report:

The MSCI Australia Index is comprised of large- and mid-capitalization segments of the Australia market.

The MSCI EAFE Index is a market cap-weighted index composed of companies representative of the developed market structure of 21 developed countries in Europe, Australasia and Japan.

The MSCI EAFE Local Currency Index is a free float-adjusted market capitalization weighted index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index is calculated using the same methodology as its corresponding MSCI EAFE Index in U.S. dollars, with the key difference being the currency in which the securities are quoted in. The price used for each security in the local currency index is the local price, on the primary exchange on which a security is traded, with no conversion into U.S. dollars.

The MSCI EAFE Mid Cap Index is a free float-adjusted market capitalization index that is designed to measure the performance of mid-capitalization equities in the developed markets excluding the U.S. & Canada.

The MSCI EAFE Small Cap Index is comprised of small-capitalization stocks in the MSCI EAFE Index.

The MSCI EAFE Value Index is comprised of value stocks in the MSCI EAFE Index.

The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure the performance of large- and mid-cap stocks within 15 developed market European countries.

The MSCI Europe Small Cap Index is comprised of small-capitalization stocks in the MSCI Europe Index.

The MSCI European Economic and Monetary Union (EMU) Local Currency Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed market countries within the EMU. The securities are priced in local currency terms with no conversion into U.S. dollars.

The MSCI European Economic and Monetary Union (EMU) Small Cap Local Currency Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small-cap stocks from developed market countries within the EMU. The securities are priced in local currency terms with no conversion into U.S. dollars.

The MSCI Germany Local Currency Index is a capitalization weighted index that measures the performance of the Germany equity market and provides local currency returns, which are not translated back to U.S. dollars.

The MSCI Japan Index is a capitalization weighted index that is comprised of stocks in Japan.

The MSCI Japan Local Currency Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan and uses the same methodology as its corresponding MSCI Japan Index. The price used for each security in the local currency index is the local price, on the primary exchange on which a security is traded, with no conversion into U.S. dollars.

The MSCI Japan Small Cap Index is comprised of small cap stocks in the MSCI Japan Index.

The MSCI Japan Small Cap Local Currency Index is a free float-adjusted market capitalization index that is designed to measure the performance of small cap stocks within Japan and provides local currency returns, which are not translated back to U.S. dollars.

The MSCI Pacific ex-Japan Index is a subset of the MSCI EAFE Index that is comprised of stocks in Australia, Hong Kong, Singapore and New Zealand.

26	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Description of Indexes (unaudited) (continued)

The MSCI Pacific ex-Japan Value Index is comprised of value stocks in the MSCI Pacific ex-Japan Index.

The MSCI Korea Local Currency Index is a free float-adjusted market capitalization weighted index designed to measure the performance of the South Korean equity market and provides local currency returns, which are not translated back to U.S. dollars.

The MSCI United Kingdom Local Currency Index is a capitalization weighted index that measures the performance of the British equity market and provides local currency returns, which are not translated back to U.S. dollars.

The S&P 500® Index is a capitalization-weighted index of 500 stocks selected by Standard

& Poor’s Index Committee, designed to represent the performance of the leading industries in the United States economy.

The WisdomTree Australia Dividend Index is comprised of dividend-paying companies incorporated in Australia.

The WisdomTree DEFA Equity Income Index is comprised of companies with high dividend yields selected from the WisdomTree DEFA Index.

The WisdomTree DEFA Index is comprised of dividend-paying companies in the industrialized world, excluding Canada and the United States.

The WisdomTree DEFA International Hedged Equity Index is comprised of dividend-paying companies in the industrialized world, excluding Canada and the United States, and is designed to neutralize exposure to fluctuations between the value of the U.S. dollar and non-U.S. currencies reflected in the index. This index is based on the WisdomTree DEFA Index.

The WisdomTree Europe Dividend Growth Index is a fundamentally weighted index that measures the performance of dividend-paying common stocks with growth characteristics selected from the WisdomTree DEFA Index.

The WisdomTree Europe Hedged Equity Index is designed to provide exposure to European equities while at the same time neutralizing exposure to fluctuations between the Euro and the U.S. dollar.

The WisdomTree Europe Hedged SmallCap Equity Index is a dividend weighted index designed to provide exposure to small cap equity securities within Europe, while at the same time neutralizing exposure to fluctuations between the value of the Euro and the U.S. dollar.

The WisdomTree Europe SmallCap Dividend Index is comprised of the small-capitalization segment of the European dividend-paying market.

The WisdomTree Germany Hedged Equity Index is designed to provide exposure to Germany equity markets while at the same time neutralizing exposure to fluctuations of the Euro movements relative to the U.S. dollar. In this sense, the Index “hedges” against fluctuations in the relative value of the Euro against the U.S. dollar.

The WisdomTree International Dividend ex-Financials Index is comprised of high dividend-yielding international stocks outside the financial sector.

The WisdomTree International Dividend Top 100 Index is comprised of the 100 highest dividend-yielding companies in the WisdomTree International LargeCap Dividend Index.

The WisdomTree International Hedged Dividend Growth Index is designed to provide exposure to the developed market companies while at the same time neutralizing exposure to fluctuations between the value of foreign currencies and the U.S. dollar.

The WisdomTree International LargeCap Dividend Index is comprised of the large-capitalization segment of the dividend-paying market in the industrialized world outside the U.S. and Canada.

The WisdomTree International MidCap Dividend Index is comprised of the mid-capitalization segment of the dividend-paying market in the industrialized world outside the U.S. and Canada.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	27

Description of Indexes (unaudited) (continued)

The WisdomTree International SmallCap Dividend Index is comprised of the small-capitalization segment of the dividend-paying market in the industrialized world outside the U.S. and Canada.

The WisdomTree Japan Dividend Index is comprised of dividend-paying companies incorporated in Japan, listed on the Tokyo Stock Exchange and that meet other requirements necessary to be included in the WisdomTree DEFA Index.

The WisdomTree Japan Hedged Capital Goods Index is designed to provide exposure to Japanese capital goods companies while at the same time neutralizing exposure to fluctuations between the Yen and the U.S. dollar.

The WisdomTree Japan Hedged Equity Index is designed to provide exposure to Japanese equity markets while at the same time neutralizing exposure to fluctuations of the Japanese Yen movements relative to the U.S. dollar. This index is based on the WisdomTree Japan Dividend Index.

The WisdomTree Japan Hedged Financials Index is designed to provide exposure to Japanese financial companies while at the same time neutralizing exposure to fluctuations between the Yen and the U.S. dollar.

The WisdomTree Japan Hedged Health Care Index is designed to provide exposure to Japanese health care companies while at the same time neutralizing exposure to fluctuations between the Yen and the U.S. dollar.

The WisdomTree Japan Hedged Real Estate Index is designed to provide exposure to Japanese real estate companies while at the same time neutralizing exposure to fluctuations between the Yen and the U.S. dollar.

The WisdomTree Japan Hedged SmallCap Equity Index is designed to provide exposure to the small-capitalization segment of the Japanese equity markets while at the same time neutralizing exposure to fluctuations of the Japanese Yen movements relative to the U.S. dollar.

The WisdomTree Japan Hedged Tech, Media and Telecom Index is designed to provide exposure to Japanese tech, media, and telecom companies while at the same time neutralizing exposure to fluctuations between the Yen and the U.S. dollar.

The WisdomTree Japan SmallCap Dividend Index is comprised of dividend-paying small-capitalization companies in Japan.

The WisdomTree Korea Hedged Equity Index is designed to provide exposure to Korean equity markets while at the same time neutralizing exposure to fluctuations of the Korean Won movements relative to the U.S. dollar.

The WisdomTree Pacific ex-Japan Dividend Index is comprised of dividend-paying companies incorporated in the Pacific region, excluding Japan.

The WisdomTree Pacific ex-Japan Equity Income Index is comprised of companies with high dividend yields selected from the WisdomTree Pacific ex-Japan Dividend Index.

The WisdomTree United Kingdom Hedged Equity Index is designed to provide exposure to United Kingdom equity markets while at the same time neutralizing exposure to fluctuations of the British Pound movements relative to the U.S. dollar.

Index performance information assumes the reinvestment of net dividends and excludes management fees, transaction costs and expenses. You cannot directly invest in an index.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. and is licensed for use by WisdomTree Investments, Inc. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making

28	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Description of Indexes (unaudited) (concluded)

or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

WisdomTree Investments and WisdomTree Asset Management (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	29

Shareholder Expense Examples (unaudited)

As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual expenses

The first line under each Fund in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period 10/1/14 to 3/31/15” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line under each Fund in the table on the next page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Shareholder Expense Examples (unaudited) (continued)

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Annualized Expense Ratio Based on the Period 10/1/14 to 3/31/15	Expenses Paid During the Period† 10/1/14 to 3/31/15
WisdomTree Australia Dividend Fund
Actual	$1,000.00	$982.10	0.58%	$2.87
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree DEFA Equity Income Fund
Actual	$1,000.00	$967.30	0.58%	$2.84
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree DEFA Fund
Actual	$1,000.00	$1,002.40	0.48%	$2.40
Hypothetical (5% return before expenses)	$1,000.00	$1,022.54	0.48%	$2.42
WisdomTree Europe Dividend Growth Fund
Actual	$1,000.00	$999.10	0.58%	$2.89
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree Europe Hedged Equity Fund
Actual	$1,000.00	$1,192.60	0.58%	$3.17
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree Europe Hedged SmallCap Equity Fund
Actual[1]	$1,000.00	$1,043.00	0.58%	$0.45
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree Europe SmallCap Dividend Fund
Actual	$1,000.00	$1,059.40	0.58%	$3.03
Hypothetical (5% return before expenses)	$1,000.00	$1,021.99	0.58%	$2.97
WisdomTree Germany Hedged Equity Fund
Actual	$1,000.00	$1,250.80	0.48%	$2.69
Hypothetical (5% return before expenses)	$1,000.00	$1,022.54	0.48%	$2.42
WisdomTree International Dividend ex-Financials Fund
Actual	$1,000.00	$950.50	0.58%	$2.82
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree International Hedged Dividend Growth Fund
Actual	$1,000.00	$1,121.20	0.58%	$3.07
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree International LargeCap Dividend Fund
Actual	$1,000.00	$988.00	0.48%	$2.38
Hypothetical (5% return before expenses)	$1,000.00	$1,022.54	0.48%	$2.42
WisdomTree International MidCap Dividend Fund
Actual	$1,000.00	$1,039.50	0.59%	$3.00
Hypothetical (5% return before expenses)	$1,000.00	$1,021.99	0.59%	$2.97
WisdomTree International SmallCap Dividend Fund
Actual	$1,000.00	$1,011.00	0.58%	$2.91
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree Japan Hedged Capital Goods Fund
Actual	$1,000.00	$1,120.00	0.43%*	$2.27
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	0.43%*	$2.17
WisdomTree Japan Hedged Equity Fund
Actual	$1,000.00	$1,163.40	0.48%	$2.59
Hypothetical (5% return before expenses)	$1,000.00	$1,022.54	0.48%	$2.42
WisdomTree Japan Hedged Financials Fund
Actual	$1,000.00	$1,146.80	0.43%*	$2.30
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	0.43%*	$2.17
WisdomTree Japan Hedged Health Care Fund
Actual	$1,000.00	$1,264.80	0.43%*	$2.43
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	0.43%*	$2.17

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	31

Shareholder Expense Examples (unaudited) (concluded)

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Annualized Expense Ratio Based on the Period 10/1/14 to 3/31/15	Expenses Paid During the Period† 10/1/14 to 3/31/15
WisdomTree Japan Hedged Real Estate Fund
Actual	$1,000.00	$1,107.50	0.43%*	$2.26
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	0.43%*	$2.17
WisdomTree Japan Hedged SmallCap Equity Fund
Actual	$1,000.00	$1,152.40	0.58%	$3.11
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree Japan Hedged Tech, Media and Telecom Fund
Actual	$1,000.00	$1,177.40	0.43%*	$2.33
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	0.43%*	$2.17
WisdomTree Japan SmallCap Dividend Fund
Actual	$1,000.00	$1,060.00	0.58%	$2.98
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree Korea Hedged Equity Fund
Actual	$1,000.00	$988.70	0.58%	$2.88
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree United Kingdom Hedged Equity Fund
Actual	$1,000.00	$1,035.90	0.48%	$2.44
Hypothetical (5% return before expenses)	$1,000.00	$1,022.54	0.48%	$2.42
†	Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 182/365 (to reflect the one-half year period).

*	WisdomTree Asset Management, Inc. has contractually agreed to limit the Management Fee to 0.43% through July 31, 2015, unless earlier terminated by the Board of Trustees of the Trust for any reason at any time.

[1]

Fund commenced operations on March 4, 2015. Actual expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 28/365 (to reflect the period since commencement of operations).

32	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments

WisdomTree Australia Dividend Fund (AUSE)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 99.4%
Australia – 99.4%
Air Freight & Logistics – 3.5%
Toll Holdings Ltd.	254,078	$1,719,752
Banks – 9.6%
Australia & New Zealand Banking Group Ltd.	39,564	1,107,441
Commonwealth Bank of Australia	14,665	1,046,391
National Australia Bank Ltd.	45,221	1,331,771
Westpac Banking Corp.	38,762	1,166,130

Total Banks		4,651,733
Beverages – 3.3%
Coca-Cola Amatil Ltd.(a)	154,633	1,273,462
Treasury Wine Estates Ltd.	89,743	351,023

Total Beverages		1,624,485
Biotechnology – 0.6%
CSL Ltd.	4,306	303,035
Capital Markets – 1.9%
Macquarie Group Ltd.	15,572	912,084
Chemicals – 5.4%
DuluxGroup Ltd.	156,930	767,275
Incitec Pivot Ltd.	293,209	911,668
Orica Ltd.(a)	60,750	928,663

Total Chemicals		2,607,606
Commercial Services & Supplies – 4.3%
Brambles Ltd.	61,640	542,476
Downer EDI Ltd.	206,935	706,653
Mineral Resources Ltd.(a)	163,301	842,088

Total Commercial Services & Supplies		2,091,217
Construction & Engineering – 1.9%
Leighton Holdings Ltd.	56,654	915,390
Construction Materials – 4.0%
Adelaide Brighton Ltd.	395,635	1,369,172
Boral Ltd.	122,339	596,280

Total Construction Materials		1,965,452
Containers & Packaging – 1.4%
Amcor Ltd.	64,802	695,057
Diversified Consumer Services – 0.7%
Navitas Ltd.	90,724	339,612
Diversified Telecommunication Services – 6.8%
iiNET Ltd.(a)	96,301	649,616
M2 Group Ltd.	122,365	947,895
Telstra Corp., Ltd.	263,250	1,269,003
TPG Telecom Ltd.	65,180	456,613

Total Diversified Telecommunication Services		3,323,127
Energy Equipment & Services – 0.9%
WorleyParsons Ltd.	61,839	451,160
Food & Staples Retailing – 5.0%
Metcash Ltd.(a)	814,716	964,724
Wesfarmers Ltd.	26,359	885,221
Woolworths Ltd.(a)	25,422	$572,729

Total Food & Staples Retailing		2,422,674
Food Products – 2.1%
GrainCorp Ltd. Class A	140,622	1,010,899
Health Care Equipment & Supplies – 2.7%
Ansell Ltd.	18,257	384,252
Cochlear Ltd.(a)	13,540	936,432

Total Health Care Equipment & Supplies		1,320,684
Health Care Providers & Services – 4.6%
Primary Health Care Ltd.(a)	256,182	1,076,407
Ramsay Health Care Ltd.	8,913	457,843
Sonic Healthcare Ltd.	45,590	711,894

Total Health Care Providers & Services		2,246,144
Hotels, Restaurants & Leisure – 9.8%
Aristocrat Leisure Ltd.	96,498	621,457
Crown Resorts Ltd.(a)	32,563	332,599
Echo Entertainment Group Ltd.	195,900	676,453
Flight Centre Travel Group Ltd.(a)	17,307	524,240
Tabcorp Holdings Ltd.	352,038	1,274,773
Tatts Group Ltd.	438,192	1,332,332

Total Hotels, Restaurants & Leisure		4,761,854
Insurance – 7.7%
AMP Ltd.	190,134	935,429
Insurance Australia Group Ltd.	259,854	1,210,944
QBE Insurance Group Ltd.	62,254	620,169
Suncorp Group Ltd.	93,205	961,253

Total Insurance		3,727,795
Internet Software & Services – 1.1%
carsales.com Ltd.(a)	67,200	530,316
IT Services – 2.5%
Computershare Ltd.	34,527	335,514
Iress Ltd.	112,533	902,681

Total IT Services		1,238,195
Media – 1.7%
Fairfax Media Ltd.	834,333	608,706
REA Group Ltd.(a)	6,137	226,354

Total Media		835,060
Metals & Mining – 4.0%
BHP Billiton Ltd.	24,934	591,070
Fortescue Metals Group Ltd.(a)	286,931	429,634
Iluka Resources Ltd.(a)	32,551	211,372
Rio Tinto Ltd.	16,027	700,714

Total Metals & Mining		1,932,790
Multi-Utilities – 1.7%
AGL Energy Ltd.	72,093	837,147
Multiline Retail – 2.0%
Harvey Norman Holdings Ltd.	279,316	949,557
Oil, Gas & Consumable Fuels – 4.0%
Beach Energy Ltd.	262,106	203,239

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	33

Schedule of Investments (concluded)

WisdomTree Australia Dividend Fund (AUSE)

March 31, 2015

Investments	Shares	Value
Caltex Australia Ltd.	17,618	$470,402
Origin Energy Ltd.	40,793	352,463
Santos Ltd.	36,227	197,604
Woodside Petroleum Ltd.	26,475	698,187

Total Oil, Gas & Consumable Fuels		1,921,895
Professional Services – 1.5%
ALS Ltd.(a)	112,966	428,050
Seek Ltd.	24,090	315,069

Total Professional Services		743,119
Real Estate Management & Development – 1.1%
Lend Lease Group	42,174	536,121
Road & Rail – 1.3%
Aurizon Holdings Ltd.	164,201	608,391
Trading Companies & Distributors – 1.3%
Seven Group Holdings Ltd.(a)	114,164	628,825
Transportation Infrastructure – 1.0%
Qube Holdings Ltd.	212,947	483,162
TOTAL COMMON STOCKS (Cost: $49,715,600)		48,334,338
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 17.0%
United States – 17.0%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(b)
(Cost: $8,277,443)(c)	8,277,443	8,277,443
TOTAL INVESTMENTS IN SECURITIES – 116.4% (Cost: $57,993,043)		56,611,781
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (16.4)%		(7,973,735)

NET ASSETS – 100.0%		$48,638,046
(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(c)

At March 31, 2015, the total market value of the Fund’s securities on loan was $7,886,415 and the total market value of the collateral held by the Fund was $8,283,719. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $6,276. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

34	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments

WisdomTree DEFA Equity Income Fund (DTH)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 99.3%
Australia – 15.6%
AGL Energy Ltd.	24,239	$281,464
ALS Ltd.(a)	29,979	113,596
Amcor Ltd.	57,824	620,212
AMP Ltd.	114,084	561,275
Arrium Ltd.	365,108	47,417
ASX Ltd.	11,606	367,158
Aurizon Holdings Ltd.	76,529	283,552
Australia & New Zealand Banking Group Ltd.	173,193	4,847,868
Automotive Holdings Group Ltd.	22,115	70,958
Bank of Queensland Ltd.	26,060	274,539
BC Iron Ltd.(a)	46,007	13,004
Bendigo & Adelaide Bank Ltd.	42,474	407,223
BHP Billiton Ltd.	170,754	4,047,787
Brambles Ltd.	41,463	364,904
Brickworks Ltd.	17,508	193,272
Cabcharge Australia Ltd.(a)	37,048	131,325
Cardno Ltd.(a)	19,298	48,356
Coca-Cola Amatil Ltd.(a)	79,988	658,732
Cochlear Ltd.(a)	3,717	257,069
Commonwealth Bank of Australia	102,718	7,329,231
DuluxGroup Ltd.	32,800	160,368
ERM Power Ltd.	64,558	111,954
Fairfax Media Ltd.	181,995	132,778
Flight Centre Travel Group Ltd.(a)	5,192	157,269
Fortescue Metals Group Ltd.(a)	231,273	346,295
GrainCorp Ltd. Class A	29,482	211,939
GUD Holdings Ltd.	24,924	156,895
Harvey Norman Holdings Ltd.	32,086	109,079
Incitec Pivot Ltd.	42,051	130,748
Insurance Australia Group Ltd.	152,449	710,427
IOOF Holdings Ltd.(a)	18,046	141,860
JB Hi-Fi Ltd.(a)	8,488	121,064
Leighton Holdings Ltd.	20,936	338,274
Lend Lease Group	22,925	291,426
Macquarie Group Ltd.	13,113	768,055
McMillan Shakespeare Ltd.	8,553	77,755
Metcash Ltd.(a)	157,975	187,062
Mineral Resources Ltd.(a)	20,069	103,489
MMG Ltd.(a)	384,000	126,299
Mount Gibson Iron Ltd.(a)	234,619	39,432
National Australia Bank Ltd.	153,050	4,507,365
New Hope Corp., Ltd.	102,367	190,034
Northern Star Resources Ltd.	62,920	110,556
Orica Ltd.(a)	27,456	419,710
Origin Energy Ltd.	37,868	327,190
Pacific Brands Ltd.	238,489	83,809
Platinum Asset Management Ltd.	23,085	137,912
Primary Health Care Ltd.(a)	45,531	191,309
Prime Media Group Ltd.	57,540	38,903
Programmed Maintenance Services Ltd.	24,067	44,494
QBE Insurance Group Ltd.	42,646	424,836
Regis Resources Ltd.*(a)	108,648	109,147
Reject Shop Ltd. (The)(a)	11,105	$56,841
Rio Tinto Ltd.	24,587	1,074,965
SAI Global Ltd.	45,883	145,117
Seven Group Holdings Ltd.(a)	29,610	163,094
Seven West Media Ltd.	62,996	64,489
Skilled Group Ltd.	49,780	47,727
Sonic Healthcare Ltd.	18,876	294,751
Southern Cross Media Group Ltd.	153,645	134,984
Suncorp Group Ltd.	62,220	641,695
Super Retail Group Ltd.(a)	23,109	169,656
Tabcorp Holdings Ltd.	87,741	317,721
Tatts Group Ltd.	140,408	426,913
Telstra Corp., Ltd.	1,042,363	5,024,737
Toll Holdings Ltd.	68,549	463,981
UXC Ltd.	70,797	42,727
Wesfarmers Ltd.	74,196	2,491,743
Westpac Banking Corp.	204,381	6,148,671
Woodside Petroleum Ltd.	51,763	1,365,071
Woolworths Ltd.(a)	65,951	1,485,803
WorleyParsons Ltd.	19,906	145,229

Total Australia		52,632,590
Austria – 0.3%
EVN AG	15,485	174,125
Oesterreichische Post AG	3,930	193,313
OMV AG	13,304	365,214
UNIQA Insurance Group AG	11,234	101,602
Verbund AG(a)	10,725	179,461
Vienna Insurance Group AG Wiener Versicherung Gruppe	2,016	89,206

Total Austria		1,102,921
Belgium – 0.5%
Ageas	6,708	240,663
Belgacom S.A.	27,899	976,061
bpost S.A.	9,247	259,256
Cofinimmo S.A.	445	52,166
Elia System Operator S.A./N.V.	3,019	127,037
EVS Broadcast Equipment S.A.	1,749	65,022
N.V. Bekaert S.A.	2,477	66,787

Total Belgium		1,786,992
China – 5.3%
BOC Hong Kong Holdings Ltd.(a)	367,047	1,309,014
China Merchants Holdings International Co., Ltd.	74,670	292,302
China Mobile Ltd.	922,000	12,034,799
China Resources Power Holdings Co., Ltd.	198,000	496,976
CNOOC Ltd.	1,963,000	2,774,970
Dah Chong Hong Holdings Ltd.(a)	220,000	108,396
Franshion Properties China Ltd.	318,000	96,388
Poly Property Group Co., Ltd.	313,000	152,199
Shanghai Industrial Holdings Ltd.	45,000	138,720
Shenzhen Investment Ltd.	350,000	129,562
Sino-Ocean Land Holdings Ltd.	294,000	177,847
Yuexiu Property Co., Ltd.	896,000	175,663

Total China		17,886,836

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	35

Schedule of Investments (continued)

WisdomTree DEFA Equity Income Fund (DTH)

March 31, 2015

Investments	Shares	Value
Denmark – 0.3%
TDC A/S	88,800	$635,745
Tryg A/S(a)	3,246	382,884

Total Denmark		1,018,629
Finland – 1.7%
Elisa Oyj(a)	15,369	386,247
Fortum Oyj(a)	56,113	1,178,790
Kemira Oyj	9,550	118,362
Kesko Oyj Class B	4,753	203,015
Kone Oyj Class B(a)	15,758	698,626
Metso Oyj(a)	7,358	214,711
Neste Oil Oyj(a)	8,743	229,116
Nokian Renkaat Oyj(a)	2,482	74,239
Orion Oyj Class B(a)	7,883	222,580
Sampo Oyj Class A	20,719	1,046,298
Stora Enso Oyj Class R(a)	26,931	277,380
Tikkurila Oyj	9,632	184,033
UPM-Kymmene Oyj	38,023	739,961

Total Finland		5,573,358
France – 10.0%
AXA S.A.	81,763	2,059,664
BNP Paribas S.A.	29,615	1,799,294
Bourbon S.A.(a)	1,895	32,462
Bouygues S.A.	16,801	659,337
Casino Guichard Perrachon S.A.	4,536	402,058
Cie de Saint-Gobain	21,421	940,836
CNP Assurances	34,400	602,582
Edenred	4,975	124,041
Electricite de France S.A.	87,506	2,099,545
Euler Hermes Group(a)	2,088	222,233
Eutelsat Communications S.A.	7,589	251,323
GDF Suez	178,167	3,521,821
Klepierre	10,082	494,734
Lagardere SCA	3,948	118,470
Metropole Television S.A.	9,322	186,720
Natixis S.A.	65,196	487,413
Neopost S.A.(a)	1,742	95,697
Nexity S.A.	4,084	170,689
Orange S.A.	176,162	2,831,347
Rallye S.A.	6,221	233,981
Rexel S.A.	11,490	216,757
Sanofi	48,673	4,805,621
SCOR SE	3,762	126,929
Societe Television Francaise 1	11,566	204,961
Suez Environnement Co.	34,918	600,968
Total S.A.	123,360	6,130,910
Unibail-Rodamco SE(a)	3,513	947,202
Veolia Environnement S.A.	19,021	359,849
Vinci S.A.	26,057	1,489,653
Vivendi S.A.*	65,263	1,620,888

Total France		33,837,985
Germany – 7.9%
Allianz SE Registered Shares	13,945	2,424,015
Axel Springer SE	4,535	$267,882
BASF SE	31,884	3,169,227
Comdirect Bank AG	11,368	113,790
Daimler AG Registered Shares(a)	43,249	4,167,906
Deutsche Boerse AG	6,801	555,563
Deutsche Post AG Registered Shares	43,431	1,357,133
Deutsche Telekom AG Registered Shares	207,279	3,795,630
Drillisch AG(a)	7,642	299,779
E.ON SE	73,925	1,102,405
Evonik Industries AG	16,186	577,141
Freenet AG	10,950	330,170
Hannover Rueck SE	5,953	615,057
Hugo Boss AG	2,986	363,189
MAN SE	3,267	343,858
Muenchener Rueckversicherungs-Gesellschaft AG Registered Shares	6,872	1,481,641
ProSiebenSat.1 Media AG Registered Shares	6,041	296,535
RWE AG	13,793	352,269
Siemens AG Registered Shares	32,108	3,472,537
Suedzucker AG(a)	16,305	199,632
Talanx AG	11,115	348,635
Telefonica Deutschland Holding AG*	158,299	913,990

Total Germany		26,547,984
Hong Kong – 1.7%
Bank of East Asia Ltd. (The)	41,600	165,530
China Power International Development Ltd.(a)	504,000	263,927
CLP Holdings Ltd.	128,500	1,122,897
Hang Seng Bank Ltd.	77,818	1,410,210
Hopewell Holdings Ltd.	55,500	208,312
New World Development Co., Ltd.	258,666	299,935
PCCW Ltd.	358,380	218,641
Power Assets Holdings Ltd.	90,518	925,839
Sino Land Co., Ltd.	210,000	342,369
SJM Holdings Ltd.(a)	289,000	377,975
Television Broadcasts Ltd.(a)	33,100	204,285
Wheelock & Co., Ltd.	45,000	230,135

Total Hong Kong		5,770,055
Ireland – 0.0%
Dragon Oil PLC	18,619	160,634
Israel – 0.5%
Bezeq Israeli Telecommunication Corp., Ltd.	420,797	785,152
Delek Automotive Systems Ltd.	20,022	235,731
Gazit-Globe Ltd.	11,897	147,190
Harel Insurance Investments & Financial Services Ltd.	24,958	116,421
Israel Chemicals Ltd.	38,155	271,528
Migdal Insurance & Financial Holding Ltd.	136,336	168,744
Phoenix Holdings Ltd. (The)	7,983	23,327
Shufersal Ltd.	39,724	89,114

Total Israel		1,837,207
Italy – 2.8%
ACEA SpA	16,591	212,934

See Notes to Financial Statements.

36	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree DEFA Equity Income Fund (DTH)

March 31, 2015

Investments	Shares	Value
Atlantia SpA	40,588	$1,065,812
Banca Generali SpA	5,665	177,476
Enel SpA	351,451	1,589,854
Eni SpA	199,247	3,451,678
ERG SpA	14,273	186,556
Hera SpA	86,485	203,046
MARR SpA	5,521	94,577
Mediolanum SpA(a)	16,220	130,914
Snam SpA	231,634	1,124,462
Societa Iniziative Autostradali e Servizi SpA	28,588	332,212
Telecom Italia SpA RSP	328,349	308,566
Terna Rete Elettrica Nazionale SpA	115,778	509,817
Unipol Gruppo Finanziario SpA	23,567	124,935

Total Italy		9,512,839
Japan – 6.1%
Adastria Holdings Co., Ltd.(a)	4,700	130,115
Aozora Bank Ltd.(a)	62,000	220,238
Asahi Holdings, Inc.	3,100	53,172
Canon Electronics, Inc.	9,200	186,800
Canon, Inc.	52,100	1,845,493
Chugoku Electric Power Co., Inc. (The)(a)	16,800	219,377
Dai Nippon Printing Co., Ltd.(a)	28,000	272,704
Daihatsu Motor Co., Ltd.(a)	14,400	220,698
Daiichi Sankyo Co., Ltd.(a)	21,600	343,475
Daito Trust Construction Co., Ltd.(a)	2,200	246,279
Daiwa Securities Group, Inc.(a)	48,000	378,637
Dynam Japan Holdings Co., Ltd.	27,400	53,153
Eisai Co., Ltd.(a)	10,400	740,162
Endo Lighting Corp.(a)	3,800	43,379
Fields Corp.(a)	4,500	68,630
Foster Electric Co., Ltd.(a)	4,600	115,072
Geo Holdings Corp.(a)	16,500	174,597
Hakuto Co., Ltd.	10,800	129,231
Hokuriku Electric Power Co.(a)	13,300	176,446
ITOCHU Corp.(a)	62,800	681,544
Japan Airlines Co., Ltd.	12,800	399,183
Kohnan Shoji Co., Ltd.(a)	16,400	183,932
Marubeni Corp.(a)	67,000	388,843
Matsui Securities Co., Ltd.(a)	8,900	81,041
Mitsubishi Corp.(a)	57,900	1,168,622
Mitsui & Co., Ltd.(a)	71,500	961,084
Mizuho Financial Group, Inc.(a)	532,000	936,462
Nippon Electric Glass Co., Ltd.(a)	16,000	78,315
Nippon Telegraph & Telephone Corp.	41,500	2,559,729
Nissan Motor Co., Ltd.(a)	144,700	1,476,863
NTT DOCOMO, Inc.(a)	180,100	3,131,945
Onward Holdings Co., Ltd.(a)	14,000	97,828
Sankyo Co., Ltd.(a)	4,700	167,542
Sekisui House Ltd.	20,900	304,198
Showa Shell Sekiyu K.K.	8,700	79,655
Sumitomo Corp.(a)	47,100	504,874
Takeda Pharmaceutical Co., Ltd.(a)	29,800	1,490,683
TonenGeneral Sekiyu K.K.	19,000	164,294
UNY Group Holdings Co., Ltd.(a)	20,000	$112,237

Total Japan		20,586,532
Netherlands – 1.8%
Aegon N.V.	48,626	383,796
Boskalis Westminster N.V.	5,765	283,576
Delta Lloyd N.V.	11,889	223,964
Koninklijke Ahold N.V.	32,538	641,256
Koninklijke Philips N.V.	30,618	868,952
Reed Elsevier N.V.	29,424	732,836
Unilever N.V. CVA	56,721	2,370,637
Wolters Kluwer N.V.	12,747	416,184

Total Netherlands		5,921,201
New Zealand – 0.8%
Air New Zealand Ltd.	36,158	73,888
Auckland International Airport Ltd.	89,893	303,348
Contact Energy Ltd.	44,033	197,462
Fisher & Paykel Healthcare Corp., Ltd.	48,464	239,138
Fletcher Building Ltd.	29,712	187,606
Infratil Ltd.	64,071	152,789
Mighty River Power Ltd.	134,859	313,505
New Zealand Oil & Gas Ltd.	136,478	57,825
Sky Network Television Ltd.(a)	37,984	168,342
SKYCITY Entertainment Group Ltd.	45,182	138,916
Spark New Zealand Ltd.	230,912	516,020
Trade Me Group Ltd.	35,247	97,797
Vector Ltd.	118,314	273,269

Total New Zealand		2,719,905
Norway – 2.0%
Aker ASA Class A	6,724	147,260
Austevoll Seafood ASA	36,828	196,956
Gjensidige Forsikring ASA	30,820	532,335
Marine Harvest ASA(a)	39,661	455,464
Orkla ASA	53,252	402,739
Salmar ASA	7,705	110,903
Statoil ASA(a)	144,311	2,557,061
Telenor ASA	72,785	1,471,216
TGS Nopec Geophysical Co. ASA(a)	3,804	84,396
Yara International ASA	13,206	671,844

Total Norway		6,630,174
Portugal – 0.4%
EDP-Energias de Portugal S.A.	239,655	897,002
Portucel S.A.	69,414	310,802

Total Portugal		1,207,804
Singapore – 2.6%
Asian Pay Television Trust	399,200	259,013
CSE Global Ltd.	259,900	105,157
DBS Group Holdings Ltd.	44,100	654,572
Hutchison Port Holdings Trust(a)	730,223	507,505
Keppel Corp., Ltd.(a)	89,200	585,259
M1 Ltd.	42,100	119,698
OUE Ltd.	125,600	197,781
Oversea-Chinese Banking Corp., Ltd.	95,449	735,508

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	37

Schedule of Investments (continued)

WisdomTree DEFA Equity Income Fund (DTH)

March 31, 2015

Investments	Shares	Value
SATS Ltd.	92,200	$207,025
Sembcorp Industries Ltd.	66,800	205,508
Sembcorp Marine Ltd.(a)	131,800	280,569
SIA Engineering Co., Ltd.(a)	66,800	195,282
Singapore Exchange Ltd.	41,100	243,897
Singapore Post Ltd.(a)	276,600	395,229
Singapore Press Holdings Ltd.(a)	104,900	320,428
Singapore Technologies Engineering Ltd.	158,000	400,846
Singapore Telecommunications Ltd.	716,200	2,286,911
StarHub Ltd.	102,900	326,321
Tat Hong Holdings Ltd.	222,800	108,825
United Engineers Ltd.	25,400	50,552
United Overseas Bank Ltd.	20,700	347,088
Venture Corp., Ltd.	45,100	281,115
Wing Tai Holdings Ltd.(a)	54,300	76,005

Total Singapore		8,890,094
Spain – 6.3%
Abertis Infraestructuras S.A.	46,422	839,346
ACS Actividades de Construccion y Servicios S.A.	19,015	673,929
Banco Bilbao Vizcaya Argentaria S.A.	230,390	2,327,904
Banco Santander S.A.	858,843	6,472,460
Bolsas y Mercados Espanoles SHMSF S.A.	7,879	351,006
CaixaBank S.A.	247,350	1,172,861
Enagas S.A.	13,346	381,704
Endesa S.A.	32,572	629,682
Gas Natural SDG S.A.	55,258	1,241,244
Iberdrola S.A.	255,856	1,649,285
Mapfre S.A.	103,796	378,910
Red Electrica Corp. S.A.	6,800	553,144
Repsol S.A.	43,153	803,413
Tecnicas Reunidas S.A.(a)	2,654	111,451
Telefonica S.A.	250,747	3,570,947

Total Spain		21,157,286
Sweden – 3.7%
Atlas Copco AB Class B	12,241	361,806
Axfood AB(a)	4,773	252,098
Bilia AB Class A	5,615	201,837
Castellum AB	16,483	249,040
Electrolux AB Series B(a)	9,819	281,452
Fabege AB(a)	23,168	332,581
Hennes & Mauritz AB Class B	61,551	2,494,428
ICA Gruppen AB(a)	4,819	161,545
Mekonomen AB	4,909	129,498
Modern Times Group MTG AB Class B(a)	2,709	83,054
Nordea Bank AB	125,647	1,534,155
Peab AB	43,948	346,017
Sandvik AB(a)	46,414	519,087
Securitas AB Class B	18,600	266,791
Skanska AB Class B	21,176	474,886
SKF AB Class B(a)	12,425	320,997
Swedbank AB Class A(a)	47,698	1,139,900
Tele2 AB Class B	14,593	174,458
Telefonaktiebolaget LM Ericsson Class B	118,409	1,488,342
TeliaSonera AB	255,703	$1,624,819

Total Sweden		12,436,791
Switzerland – 6.0%
ABB Ltd. Registered Shares*	78,653	1,670,556
Baloise Holding AG Registered Shares	2,697	357,360
BKW AG(a)	2,461	85,893
Givaudan S.A. Registered Shares*	222	402,722
Kuehne + Nagel International AG Registered Shares	5,043	750,246
Novartis AG Registered Shares	92,311	9,137,962
STMicroelectronics N.V.	37,603	350,951
Swiss Re AG	29,457	2,853,808
Swisscom AG Registered Shares	2,642	1,535,477
Transocean Ltd.(a)	24,528	355,054
Zurich Insurance Group AG*	8,084	2,740,720

Total Switzerland		20,240,749
United Kingdom – 23.0%
Aberdeen Asset Management PLC	42,606	290,691
Admiral Group PLC	10,207	231,830
Amec Foster Wheeler PLC	10,871	146,130
Amlin PLC	36,600	274,652
Anglo American PLC	57,854	869,149
Antofagasta PLC	80,892	879,617
Ashmore Group PLC(a)	29,559	124,840
AstraZeneca PLC	61,280	4,208,737
Aviva PLC	136,602	1,095,043
BAE Systems PLC	180,527	1,402,941
Balfour Beatty PLC	38,597	137,571
BBA Aviation PLC	29,726	148,536
Berendsen PLC	13,346	221,302
Berkeley Group Holdings PLC	7,744	303,379
BHP Billiton PLC	91,500	2,001,482
BP PLC	1,074,085	6,963,096
British American Tobacco PLC	88,946	4,606,230
British Land Co. PLC (The)	26,185	323,607
Cable & Wireless Communications PLC	216,714	196,084
Carillion PLC(a)	38,146	185,116
Centrica PLC	323,161	1,213,724
Cobham PLC	26,716	120,645
Dairy Crest Group PLC	12,768	83,872
De La Rue PLC	10,742	88,503
Debenhams PLC	111,396	124,522
Devro PLC	23,532	99,822
Direct Line Insurance Group PLC	44,390	210,211
Electrocomponents PLC	34,570	123,936
Evraz PLC	67,774	188,846
G4S PLC	64,077	281,372
GlaxoSmithKline PLC	278,225	6,385,371
Greene King PLC(a)	14,409	178,822
Halfords Group PLC	28,692	196,270
Hargreaves Services PLC	6,088	38,410
HSBC Holdings PLC	791,833	6,747,238
ICAP PLC	44,061	344,703

See Notes to Financial Statements.

38	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (concluded)

WisdomTree DEFA Equity Income Fund (DTH)

March 31, 2015

Investments	Shares	Value
IG Group Holdings PLC	16,854	$177,390
Imperial Tobacco Group PLC	49,070	2,158,382
Inmarsat PLC	20,114	276,347
Interserve PLC	19,496	167,863
Intu Properties PLC	23,484	121,320
Investec PLC	42,891	357,198
J Sainsbury PLC(a)	121,887	469,000
Kier Group PLC	8,472	199,718
Ladbrokes PLC	71,238	110,300
Laird PLC	43,653	217,673
Legal & General Group PLC	245,637	1,015,910
Man Group PLC	78,223	236,657
Marks & Spencer Group PLC	69,006	548,051
Marston’s PLC	40,633	91,867
Melrose Industries PLC	31,315	129,002
Micro Focus International PLC	16,050	281,388
Moneysupermarket.com Group PLC	20,267	81,023
N Brown Group PLC	12,709	60,033
National Grid PLC	213,689	2,743,015
Old Mutual PLC	171,630	565,877
Pearson PLC	39,859	858,567
Pennon Group PLC	20,586	252,425
Persimmon PLC*	19,077	470,959
Premier Farnell PLC	43,983	120,792
Rexam PLC	28,831	247,810
Rio Tinto PLC	64,199	2,641,813
Royal Dutch Shell PLC Class A	181,088	5,398,013
Sage Group PLC (The)	56,929	394,414
Segro PLC	45,439	281,217
Severn Trent PLC	12,318	376,510
Sky PLC	58,670	864,860
Smiths Group PLC	12,899	214,081
SSE PLC	59,179	1,316,012
Standard Chartered PLC	81,212	1,318,316
Standard Life PLC	69,432	490,208
TalkTalk Telecom Group PLC(a)	38,675	197,558
Tate & Lyle PLC	27,031	239,762
Unilever PLC	48,298	2,018,311
United Utilities Group PLC	38,417	532,091
Vedanta Resources PLC(a)	14,939	110,885
Vodafone Group PLC	2,302,295	7,534,450
William Hill PLC	32,549	179,215
WM Morrison Supermarkets PLC	217,392	624,461

Total United Kingdom		77,727,044
TOTAL COMMON STOCKS (Cost: $318,280,145)		335,185,610
RIGHTS – 0.0%
Spain – 0.0%
Banco Bilbao Vizcaya Argentaria S.A., expiring 4/14/15*	230,390	33,157
Telefonica S.A., expiring 4/10/15*	250,747	40,395
TOTAL RIGHTS (Cost: $32,618)		73,552
EXCHANGE-TRADED FUND – 0.1%
United States – 0.1%
WisdomTree International LargeCap Dividend Fund(a)(b) (Cost: $413,073)	8,390	$409,180
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 9.1%
United States – 9.1%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c) (Cost: $30,542,908)(d)	30,542,908	30,542,908
TOTAL INVESTMENTS IN SECURITIES – 108.5% (Cost: $349,268,744)		366,211,250
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (8.5)%		(28,591,179)

NET ASSETS – 100.0%		$337,620,071
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Affiliated company (See Note 7).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $30,735,346 and the total market value of the collateral held by the Fund was $32,338,178. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $1,795,270. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

CVA – Certificaten Van Aandelen (Certificate of Stock)

RSP – Risparmio Italian Savings Shares

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	39

Schedule of Investments

WisdomTree DEFA Fund (DWM)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 99.0%
Australia – 11.0%
Adelaide Brighton Ltd.(a)	114,445	$396,059
AGL Energy Ltd.	47,759	554,580
Amcor Ltd.	59,366	636,751
AMP Ltd.	208,407	1,025,329
ASX Ltd.	24,430	772,847
Aurizon Holdings Ltd.	140,430	520,315
Australia & New Zealand Banking Group Ltd.	237,557	6,649,489
Bank of Queensland Ltd.	47,625	501,723
Bendigo & Adelaide Bank Ltd.	52,040	498,937
BHP Billiton Ltd.	199,155	4,721,043
Boral Ltd.	49,074	239,187
Brambles Ltd.	60,533	532,733
Brickworks Ltd.	28,164	310,905
Cabcharge Australia Ltd.(a)	76,853	272,423
Caltex Australia Ltd.	15,926	425,225
Cardno Ltd.(a)	46,066	115,430
Coca-Cola Amatil Ltd.(a)	57,082	470,092
Cochlear Ltd.(a)	5,732	396,428
Commonwealth Bank of Australia	129,727	9,256,403
Computershare Ltd.	34,854	338,692
Crown Resorts Ltd.(a)	33,228	339,391
CSL Ltd.	9,522	670,112
CSR Ltd.	79,638	245,183
Echo Entertainment Group Ltd.	93,325	322,256
ERM Power Ltd.	127,634	221,339
Flight Centre Travel Group Ltd.(a)	9,519	288,336
Fortescue Metals Group Ltd.(a)	193,648	289,957
GrainCorp Ltd. Class A(a)	41,709	299,836
Incitec Pivot Ltd.	165,986	516,097
Insurance Australia Group Ltd.	240,255	1,119,611
IOOF Holdings Ltd.(a)	54,104	425,314
JB Hi-Fi Ltd.(a)	17,255	246,107
Lend Lease Group	43,293	550,346
Macquarie Group Ltd.	20,179	1,181,926
McMillan Shakespeare Ltd.(a)	18,081	164,375
Metcash Ltd.(a)	222,196	263,107
Mineral Resources Ltd.(a)	39,503	203,704
MMG Ltd.(a)	644,000	211,813
Monadelphous Group Ltd.(a)	24,462	186,691
National Australia Bank Ltd.	224,257	6,604,431
Navitas Ltd.(a)	52,697	197,264
Pacific Brands Ltd.(a)	476,601	167,486
Perpetual Ltd.(a)	8,984	377,620
Platinum Asset Management Ltd.(a)	85,090	508,335
Primary Health Care Ltd.(a)	81,490	342,399
QBE Insurance Group Ltd.	24,852	247,573
Ramsay Health Care Ltd.	12,049	618,933
Rio Tinto Ltd.(a)	5,233	228,791
Santos Ltd.	51,217	279,369
Sonic Healthcare Ltd.(a)	26,839	419,095
Southern Cross Media Group Ltd.(a)	297,839	261,664
Suncorp Group Ltd.	101,945	1,051,392
Super Retail Group Ltd.(a)	36,759	$269,868
Tabcorp Holdings Ltd.	131,564	476,410
Tatts Group Ltd.	210,757	640,811
Telstra Corp., Ltd.	1,211,687	5,840,968
Toll Holdings Ltd.	117,105	792,637
Wesfarmers Ltd.	87,083	2,924,530
Westpac Banking Corp.	279,885	8,420,160
Woodside Petroleum Ltd.	65,530	1,728,128
Woolworths Ltd.(a)	86,979	1,959,540

Total Australia		70,737,496
Austria – 0.4%
Andritz AG	4,508	269,580
EVN AG	18,231	205,004
Oesterreichische Post AG	7,690	378,265
OMV AG	18,653	512,052
S IMMO AG*	15,040	136,492
UNIQA Insurance Group AG	14,733	133,247
Verbund AG(a)	21,739	363,757
Vienna Insurance Group AG Wiener Versicherung Gruppe	6,690	296,024
Voestalpine AG	8,502	311,326

Total Austria		2,605,747
Belgium – 1.5%
Ageas	15,635	560,936
Anheuser-Busch InBev N.V.	47,121	5,759,183
Belgacom S.A.(a)	33,476	1,171,176
D’ieteren S.A./N.V.	4,066	142,448
Delhaize Group S.A.	4,658	418,825
Elia System Operator S.A./N.V.	8,216	345,724
Melexis N.V.	804	47,924
N.V. Bekaert S.A.	7,657	206,454
Solvay S.A.	3,217	464,878
UCB S.A.	7,542	545,542
Umicore S.A.	6,897	287,999

Total Belgium		9,951,089
China – 3.7%
BOC Hong Kong Holdings Ltd.	571,444	2,037,963
China Merchants Holdings International Co., Ltd.	96,294	376,951
China Mobile Ltd.	1,041,481	13,594,376
China Overseas Land & Investment Ltd.	201,175	649,994
China Resources Enterprise Ltd.	59,812	117,262
China Resources Power Holdings Co., Ltd.	188,000	471,876
China Unicom Hong Kong Ltd.	475,588	723,836
CNOOC Ltd.	2,260,700	3,195,810
Dah Chong Hong Holdings Ltd.(a)	303,000	149,291
Fosun International Ltd.(a)	254,500	493,043
Guangdong Investment Ltd.	110,000	144,150
Lenovo Group Ltd.(a)	317,003	462,847
Poly Property Group Co., Ltd.	705,000	342,813
Shenzhen Investment Ltd.	812,000	300,584
Sino-Ocean Land Holdings Ltd.	595,000	359,929
Sun Art Retail Group Ltd.(a)	347,000	302,107

See Notes to Financial Statements.

40	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree DEFA Fund (DWM)

March 31, 2015

Investments	Shares	Value
Yuexiu Property Co., Ltd.	1,534,000	$300,744

Total China		24,023,576
Denmark – 1.1%
Carlsberg A/S Class B(a)	3,483	287,413
Chr Hansen Holding A/S	9,205	422,403
Coloplast A/S Class B	6,815	515,338
IC Group A/S	3,237	75,155
Novo Nordisk A/S Class B	67,784	3,625,021
Novozymes A/S Class B	6,969	318,594
Pandora A/S	3,787	344,891
TDC A/S	80,254	574,561
Tryg A/S(a)	5,522	651,352

Total Denmark		6,814,728
Finland – 1.1%
Elisa Oyj(a)	14,753	370,766
Fortum Oyj(a)	63,377	1,331,388
Kone Oyj Class B(a)	18,281	810,483
Konecranes Oyj(a)	9,876	311,840
Lassila & Tikanoja Oyj	10,423	193,437
Metso Oyj(a)	8,565	249,932
Neste Oil Oyj(a)	22,207	581,948
Orion Oyj Class B(a)	12,031	339,701
Sampo Oyj Class A	24,678	1,246,226
Stora Enso Oyj Class R(a)	39,047	402,171
UPM-Kymmene Oyj	42,682	830,629
Wartsila Oyj Abp	6,254	276,866

Total Finland		6,945,387
France – 9.9%
Accor S.A.	10,500	547,836
Aeroports de Paris	3,773	451,010
Air Liquide S.A.	9,989	1,285,236
Airbus Group N.V.	12,519	812,640
Arkema S.A.	3,399	269,153
AXA S.A.	126,017	3,174,452
BioMerieux	652	63,092
BNP Paribas S.A.	42,729	2,596,050
Bourbon S.A.(a)	1,332	22,818
Bouygues S.A.	19,255	755,642
Bureau Veritas S.A.	11,076	237,793
Cap Gemini S.A.	6,270	514,274
Carrefour S.A.	25,376	847,321
Casino Guichard Perrachon S.A.	5,280	468,004
Christian Dior SE	3,918	739,544
Cie de Saint-Gobain	22,724	998,066
Cie Generale des Etablissements Michelin	6,256	622,241
CNP Assurances	39,262	687,750
Credit Agricole S.A.	36,549	536,793
Danone S.A.	18,787	1,263,498
Edenred	11,892	296,502
Eiffage S.A.	3,716	221,021
Electricite de France S.A.	101,945	2,445,982
Essilor International S.A.	3,063	351,336
Euler Hermes Group(a)	2,829	$301,100
Eutelsat Communications S.A.	10,684	353,820
GDF Suez	208,688	4,125,128
Imerys S.A.	3,697	271,389
Ipsen S.A.	3,030	143,202
IPSOS	4,782	133,584
Kering	3,322	648,631
Klepierre	12,552	615,940
Korian-Medica	1,890	63,961
L’Oreal S.A.	12,403	2,282,522
Lafarge S.A.	4,394	284,801
Legrand S.A.	5,284	285,680
LVMH Moet Hennessy Louis Vuitton SE	13,799	2,432,723
Metropole Television S.A.	15,807	316,616
Natixis S.A.	140,923	1,053,556
Neopost S.A.(a)	3,651	200,568
Nexity S.A.	5,657	236,433
Orange S.A.	205,247	3,298,813
Orpea(a)	989	62,297
Pernod Ricard S.A.	5,677	671,595
Publicis Groupe S.A.	5,773	445,360
Rallye S.A.	7,539	283,553
Remy Cointreau S.A.	2,335	171,784
Renault S.A.	11,117	1,012,125
Rexel S.A.	17,617	332,341
Safran S.A.	9,543	666,197
Sanofi	55,490	5,478,682
Schneider Electric SE	21,753	1,690,292
SCOR SE	15,463	521,717
Societe Generale S.A.	23,480	1,134,032
Societe Television Francaise 1	24,615	436,202
Sodexo S.A.	4,965	484,129
Suez Environnement Co.	25,941	446,467
Technip S.A.	4,835	292,717
Thales S.A.	8,285	460,031
Total S.A.(a)	133,346	6,627,207
Unibail-Rodamco SE(a)	4,566	1,231,120
Valeo S.A.	3,766	562,413
Vallourec S.A.(a)	155	3,783
Veolia Environnement S.A.	7,333	138,729
Vinci S.A.	27,897	1,594,844
Vivendi S.A.*	85,850	2,132,191

Total France		64,136,329
Germany – 7.8%
adidas AG	5,206	412,019
Allianz SE Registered Shares	22,504	3,911,799
BASF SE	34,041	3,383,630
Bayer AG Registered Shares	20,718	3,114,045
Bayerische Motoren Werke AG	24,479	3,061,522
Beiersdorf AG(a)	5,281	458,848
Bilfinger SE(a)	4,683	271,646
Brenntag AG	5,265	315,301
Celesio AG	6,133	181,138

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	41

Schedule of Investments (continued)

WisdomTree DEFA Fund (DWM)

March 31, 2015

Investments	Shares	Value
Continental AG	5,189	$1,227,729
CropEnergies AG(a)	46,491	139,808
Daimler AG Registered Shares(a)	45,892	4,422,612
Deutsche Bank AG Registered Shares(a)	12,261	426,127
Deutsche Boerse AG	9,583	782,820
Deutsche Post AG Registered Shares	42,999	1,343,634
Deutsche Telekom AG Registered Shares	218,670	4,004,218
E.ON SE	72,294	1,078,083
Evonik Industries AG	22,904	816,683
Fielmann AG	6,599	442,391
Fraport AG Frankfurt Airport Services Worldwide	3,795	226,901
Freenet AG	17,491	527,398
Fresenius Medical Care AG & Co. KGaA	5,231	435,177
Fresenius SE & Co. KGaA	8,401	501,570
GEA Group AG	7,221	349,301
Hannover Rueck SE	6,244	645,122
Henkel AG & Co. KGaA	5,716	590,447
Hugo Boss AG	4,240	515,713
Infineon Technologies AG	23,030	275,292
Linde AG	4,038	822,476
MAN SE	3,775	397,326
Merck KGaA	8,952	1,005,190
MTU Aero Engines AG	2,511	246,273
Muenchener Rueckversicherungs-Gesellschaft AG Registered Shares	8,819	1,901,424
ProSiebenSat.1 Media AG Registered Shares	12,793	627,972
RWE AG	16,259	415,250
SAP SE	26,673	1,934,518
Siemens AG Registered Shares	34,870	3,771,252
Software AG	4,671	121,654
Suedzucker AG(a)	6,594	80,734
Symrise AG	6,501	410,825
Talanx AG	14,007	439,346
Telefonica Deutschland Holding AG*	206,903	1,194,621
United Internet AG Registered Shares	4,888	222,614
Volkswagen AG	7,499	1,933,344
VTG AG(a)	10,781	264,691
Wacker Chemie AG(a)	1,674	193,721
Wincor Nixdorf AG	4,002	188,001
Wirecard AG	1,586	67,044

Total Germany		50,099,250
Hong Kong – 2.7%
AIA Group Ltd.	154,165	970,360
Bank of East Asia Ltd. (The)	117,058	465,783
Cathay Pacific Airways Ltd.	86,000	198,998
China Power International Development Ltd.(a)	714,000	373,897
CK Hutchison Holdings Ltd.	63,000	1,290,382
CLP Holdings Ltd.	125,500	1,096,681
Dah Sing Banking Group Ltd.	106,000	183,752
Dah Sing Financial Holdings Ltd.	34,800	206,025
Hang Lung Properties Ltd.	194,000	545,489
Hang Seng Bank Ltd.	93,400	1,692,586
Henderson Land Development Co., Ltd.	64,450	$452,635
Hong Kong & China Gas Co., Ltd.	270,168	625,149
Hong Kong Exchanges and Clearing Ltd.	31,800	779,306
Hutchison Whampoa Ltd.	144,000	1,998,491
Hysan Development Co., Ltd.	72,000	315,747
MTR Corp., Ltd.	228,500	1,087,527
PCCW Ltd.	527,088	321,567
Power Assets Holdings Ltd.	102,000	1,043,280
Sino Land Co., Ltd.	314,400	512,575
SJM Holdings Ltd.(a)	342,760	448,286
Sun Hung Kai Properties Ltd.	73,000	1,126,112
Swire Properties Ltd.	165,600	539,323
Television Broadcasts Ltd.	54,000	333,275
Wharf Holdings Ltd. (The)	99,000	691,450

Total Hong Kong		17,298,676
Ireland – 0.3%
C&C Group PLC	44,965	184,235
CRH PLC	10,302	267,633
DCC PLC	8,450	504,647
Dragon Oil PLC	42,693	368,331
Kerry Group PLC Class A	4,894	328,510
Paddy Power PLC	4,728	404,757

Total Ireland		2,058,113
Israel – 0.7%
Bezeq Israeli Telecommunication Corp., Ltd.	546,792	1,020,242
Delek Automotive Systems Ltd.	47,934	564,355
Gazit-Globe Ltd.	47,421	586,696
Israel Chemicals Ltd.	41,983	298,770
Teva Pharmaceutical Industries Ltd.	33,446	2,099,258

Total Israel		4,569,321
Italy – 2.6%
Ansaldo STS SpA	7,813	79,129
Assicurazioni Generali SpA	43,835	862,012
Atlantia SpA	44,375	1,165,256
Banca Generali SpA	18,451	578,044
Davide Campari-Milano SpA	14,805	103,274
Enel Green Power SpA	96,299	179,856
Enel SpA	386,587	1,748,799
Eni SpA	251,339	4,354,100
ERG SpA	20,127	263,072
Hera SpA	127,608	299,593
Intesa Sanpaolo SpA	443,700	1,508,706
Iren SpA	127,995	175,407
Luxottica Group SpA	6,653	422,288
MARR SpA(a)	12,666	216,972
Mediolanum SpA(a)	54,727	441,708
Parmalat SpA	75,241	201,052
Pirelli & C. SpA	25,159	417,741
Recordati SpA	4,151	77,572
Reply SpA	895	87,568
Snam SpA	248,682	1,207,221
Societa Iniziative Autostradali e Servizi SpA	28,037	325,809

See Notes to Financial Statements.

42	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree DEFA Fund (DWM)

March 31, 2015

Investments	Shares	Value
Telecom Italia SpA RSP	304,115	$285,792
Terna Rete Elettrica Nazionale SpA	144,176	634,864
Tod’s SpA(a)	1,490	135,222
UniCredit SpA	122,781	834,717

Total Italy		16,605,774
Japan – 14.8%
Aeon Co., Ltd.(a)	27,100	298,060
Aichi Steel Corp.	62,000	295,201
Aisin Seiki Co., Ltd.(a)	9,500	345,383
Ajinomoto Co., Inc.(a)	18,000	395,422
Amada Co., Ltd.(a)	17,500	168,835
ANA Holdings, Inc.	41,000	110,017
Aozora Bank Ltd.(a)	162,000	575,460
Asahi Group Holdings Ltd.	15,500	492,885
Asahi Holdings, Inc.	10,400	178,385
Asahi Kasei Corp.(a)	38,000	364,078
ASKUL Corp.	2,300	54,218
Astellas Pharma, Inc.	70,700	1,159,910
Axell Corp.	15,500	203,952
Azbil Corp.	7,500	203,877
Belluna Co., Ltd.	35,000	171,607
Bridgestone Corp.	18,000	722,852
Brother Industries Ltd.	17,600	280,749
Canon, Inc.	60,500	2,143,039
Central Japan Railway Co.	2,700	489,568
Chugai Pharmaceutical Co., Ltd.(a)	9,000	284,053
Chugoku Electric Power Co., Inc. (The)(a)	15,800	206,319
Dai Nippon Printing Co., Ltd.(a)	31,000	301,922
Dai-ichi Life Insurance Co., Ltd. (The)(a)	27,133	394,919
Daido Steel Co., Ltd.(a)	35,000	157,015
Daidoh Ltd.(a)	29,100	124,723
Daihatsu Motor Co., Ltd.(a)	21,700	332,580
Daiichi Sankyo Co., Ltd.(a)	30,800	489,769
Daikin Industries Ltd.	4,900	328,750
Daikyo, Inc.	81,000	122,251
Daito Trust Construction Co., Ltd.(a)	3,800	425,391
Daiwa House Industry Co., Ltd.	18,100	357,850
Daiwa Securities Group, Inc.	80,000	631,061
Dena Co., Ltd.(a)	9,500	186,237
Denki Kagaku Kogyo K.K.	53,000	209,481
Denso Corp.	21,400	978,413
Dynam Japan Holdings Co., Ltd.	54,000	104,754
Earth Chemical Co., Ltd.	3,700	127,884
East Japan Railway Co.(a)	6,000	482,301
Eisai Co., Ltd.(a)	22,500	1,601,313
Electric Power Development Co., Ltd.	5,700	192,495
FANUC Corp.	3,300	722,326
Fast Retailing Co., Ltd.(a)	1,200	465,241
Fuji Heavy Industries Ltd.	15,200	505,843
FUJIFILM Holdings Corp.	16,200	577,689
Future Architect, Inc.	21,100	128,263
Gurunavi, Inc.	3,700	72,380
Hitachi Construction Machinery Co., Ltd.(a)	16,000	280,442
Hitachi Ltd.(a)	82,000	$562,872
Honda Motor Co., Ltd.(a)	51,400	1,672,831
Hoya Corp.	20,000	803,419
Iida Group Holdings Co., Ltd.(a)	10,400	129,908
Internet Initiative Japan, Inc.(a)	3,300	54,787
Isuzu Motors Ltd.	22,800	303,715
ITOCHU Corp.(a)	78,500	851,930
Japan Airlines Co., Ltd.	22,400	698,570
Japan Exchange Group, Inc.	6,600	191,795
Japan Tobacco, Inc.	59,144	1,874,311
JFE Holdings, Inc.(a)	24,000	531,132
JGC Corp.(a)	6,000	119,500
Kajima Corp.(a)	49,000	227,993
Kao Corp.	10,000	500,313
Kawasaki Heavy Industries Ltd.(a)	50,000	253,075
KDDI Corp.	65,406	1,483,736
Keiyo Co., Ltd.(a)	47,100	225,043
Kikkoman Corp.(a)	12,000	381,739
Kirin Holdings Co., Ltd.	30,300	398,442
Kobe Steel Ltd.(a)	227,000	420,213
Kokuyo Co., Ltd.	27,800	260,324
Komatsu Ltd.	31,600	622,514
Kubota Corp.	29,000	460,179
Kyocera Corp.	7,900	434,245
Kyoei Steel Ltd.	9,000	152,270
Kyokuyo Co., Ltd.	52,000	123,144
KYORIN Holdings, Inc.	6,100	146,186
Kyoritsu Printing Co., Ltd.	51,800	126,557
Lawson, Inc.	3,900	270,894
LIXIL Group Corp.(a)	9,100	216,033
Makita Corp.(a)	6,000	312,195
Marubeni Corp.(a)	92,400	536,255
Marui Group Co., Ltd.(a)	23,500	267,480
Matsui Securities Co., Ltd.(a)	28,300	257,691
Medipal Holdings Corp.	21,300	277,961
Misawa Homes Co., Ltd.(a)	18,600	162,387
Mitsubishi Chemical Holdings Corp.	84,400	491,656
Mitsubishi Corp.(a)	69,300	1,398,713
Mitsubishi Electric Corp.	34,000	404,995
Mitsubishi Estate Co., Ltd.(a)	14,000	325,353
Mitsubishi Gas Chemical Co., Inc.(a)	31,000	153,029
Mitsubishi Heavy Industries Ltd.	62,000	342,402
Mitsubishi Materials Corp.(a)	87,000	293,083
Mitsubishi Motors Corp.(a)	26,200	237,040
Mitsubishi Tanabe Pharma Corp.	19,500	335,285
Mitsubishi UFJ Financial Group, Inc.	446,500	2,768,914
Mitsui & Co., Ltd.	89,400	1,201,691
Mitsui Fudosan Co., Ltd.	9,000	264,878
Mitsui Mining & Smelting Co., Ltd.	82,000	187,350
Mitsui OSK Lines Ltd.(a)	55,000	187,117
Mizuho Financial Group, Inc.(a)	850,800	1,497,635
Monex Group, Inc.(a)	50,400	134,904
MS&AD Insurance Group Holdings, Inc.(a)	21,730	610,632
Murata Manufacturing Co., Ltd.	3,600	496,360

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	43

Schedule of Investments (continued)

WisdomTree DEFA Fund (DWM)

March 31, 2015

Investments	Shares	Value
Nagatanien Co., Ltd.	23,000	$217,294
Nakamuraya Co., Ltd.	55,000	230,227
Nexon Co., Ltd.	18,700	199,591
Nidec Corp.	4,000	266,400
Nihon Yamamura Glass Co., Ltd.	193,000	276,806
Nikon Corp.(a)	16,300	218,828
Nippon Beet Sugar Manufacturing Co., Ltd.	71,000	117,223
Nippon Electric Glass Co., Ltd.(a)	36,000	176,210
Nippon Express Co., Ltd.	39,000	218,537
Nippon Steel & Sumitomo Metal Corp.(a)	243,000	612,946
Nippon Telegraph & Telephone Corp.	42,400	2,615,241
Nishi-Nippon City Bank Ltd. (The)	145,000	421,972
Nissan Chemical Industries Ltd.	19,600	406,791
Nissan Motor Co., Ltd.	168,900	1,723,857
Nissin Foods Holdings Co., Ltd.	4,900	241,476
Nittetsu Mining Co., Ltd.	66,000	244,903
Nitto Denko Corp.	2,000	133,917
Nomura Holdings, Inc.	122,600	721,952
Nomura Real Estate Holdings, Inc.	8,900	160,745
NSK Ltd.	14,000	205,228
NTT DOCOMO, Inc.(a)	175,455	3,051,169
NTT Urban Development Corp.(a)	17,500	175,401
Oji Holdings Corp.(a)	44,000	180,513
Oracle Corp.	7,100	306,083
Oriental Land Co., Ltd.(a)	7,600	576,377
Osaka Gas Co., Ltd.	63,000	264,083
Panasonic Corp.(a)	30,600	402,387
Park24 Co., Ltd.(a)	9,700	198,732
Rengo Co., Ltd.(a)	36,000	152,796
Resona Holdings, Inc.	105,200	523,346
Ricoh Co., Ltd.	27,900	304,300
Rock Field Co., Ltd.	16,000	344,615
Saibu Gas Co., Ltd.	73,000	164,353
Sanrio Co., Ltd.(a)	5,300	142,085
Sanyo Special Steel Co., Ltd.	38,000	159,700
Sawai Pharmaceutical Co., Ltd.	1,300	77,073
Secom Co., Ltd.	5,200	347,967
Sega Sammy Holdings, Inc.(a)	9,000	131,632
Seino Holdings Co., Ltd.	7,000	76,056
Sekisui Chemical Co., Ltd.	16,000	207,997
Sekisui House Ltd.	27,900	406,083
Seven & I Holdings Co., Ltd.	17,200	724,716
Shin-Etsu Chemical Co., Ltd.	6,600	432,020
Shionogi & Co., Ltd.	9,900	330,619
Ship Healthcare Holdings, Inc.	2,400	54,854
Showa Denko K.K.	161,000	205,403
Showa Shell Sekiyu K.K.(a)	31,200	285,659
SMC Corp.	1,000	298,895
SoftBank Corp.	7,800	453,984
Sojitz Corp.(a)	149,800	251,072
Sompo Japan Nipponkoa Holdings, Inc.	18,700	582,402
St. Marc Holdings Co., Ltd.	5,600	190,753
Stanley Electric Co., Ltd.	3,400	77,030
Sumitomo Chemical Co., Ltd.	60,000	309,193
Sumitomo Corp.(a)	59,800	$641,008
Sumitomo Dainippon Pharma Co., Ltd.(a)	10,200	121,116
Sumitomo Electric Industries Ltd.	27,700	363,790
Sumitomo Forestry Co., Ltd.	15,400	168,607
Sumitomo Heavy Industries Ltd.	22,000	144,374
Sumitomo Metal Mining Co., Ltd.	24,000	351,920
Sumitomo Mitsui Financial Group, Inc.(a)	48,100	1,845,588
Sumitomo Mitsui Trust Holdings, Inc.(a)	105,070	434,123
Sumitomo Osaka Cement Co., Ltd.(a)	21,000	64,615
Sumitomo Realty & Development Co., Ltd.	5,000	180,300
Sumitomo Rubber Industries Ltd.	16,400	303,316
Suntory Beverage & Food Ltd.	4,500	193,246
Suruga Bank Ltd.	3,000	62,414
Suzuken Co., Ltd.	4,070	124,382
Suzuki Motor Corp.	4,700	141,578
Sysmex Corp.	1,600	88,989
Systena Corp.	35,200	263,578
T&D Holdings, Inc.	26,700	368,356
Taiheiyo Cement Corp.(a)	20,000	61,205
Taisei Corp.(a)	54,000	305,741
Taiyo Holdings Co., Ltd.	4,800	169,106
Taiyo Nippon Sanso Corp.(a)	10,000	136,669
Takashimaya Co., Ltd.(a)	7,000	68,935
Takeda Pharmaceutical Co., Ltd.(a)	40,000	2,000,917
Takuma Co., Ltd.	16,000	125,679
Teijin Ltd.	57,000	193,921
Terumo Corp.(a)	9,000	237,899
Toagosei Co., Ltd.	47,000	215,159
Tobu Railway Co., Ltd.(a)	34,000	161,601
Toda Corp.	29,000	122,602
Toho Co., Ltd.	4,000	97,995
Toho Zinc Co., Ltd.	68,000	214,901
Tokai Rika Co., Ltd.	9,100	211,631
Tokio Marine Holdings, Inc.	17,500	662,279
Tokyo Electron Ltd.	3,000	209,681
Tokyo Gas Co., Ltd.	49,000	308,975
Tokyo Tatemono Co., Ltd.	7,000	51,365
Tokyu Corp.	20,000	124,078
TonenGeneral Sekiyu K.K.	26,000	224,824
Toshiba Corp.(a)	88,000	369,978
TOTO Ltd.	8,000	119,074
Toyo Seikan Group Holdings Ltd.(a)	16,000	235,080
Toyo Suisan Kaisha Ltd.	3,000	105,816
Toyobo Co., Ltd.(a)	73,000	98,612
Toyoda Gosei Co., Ltd.	15,600	349,398
Toyota Motor Corp.(a)	116,800	8,164,556
Toyota Tsusho Corp.(a)	17,900	475,393
TS Tech Co., Ltd.	5,000	135,293
UACJ Corp.(a)	47,000	130,115
Ube Industries Ltd.	164,000	257,094
Unicharm Corp.	3,600	94,619
Union Tool Co.	5,500	157,307
Unipres Corp.	4,000	81,718
United Arrows Ltd.(a)	1,500	44,653

See Notes to Financial Statements.

44	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree DEFA Fund (DWM)

March 31, 2015

Investments	Shares	Value
Ushio, Inc.	8,100	$101,043
USS Co., Ltd.	28,360	491,408
Wacoal Holdings Corp.	16,000	180,379
West Japan Railway Co.	8,820	463,560
Xebio Co., Ltd.(a)	6,600	114,747
Yahoo Japan Corp.(a)	71,810	297,000
Yakult Honsha Co., Ltd.(a)	4,000	279,174
Yamada Denki Co., Ltd.(a)	22,300	92,045
Yamagata Bank Ltd. (The)(a)	37,000	157,040
Yamaha Corp.	6,900	121,056
Yamanashi Chuo Bank Ltd. (The)	44,000	192,987
Yamato Kogyo Co., Ltd.	8,000	193,721
Yamazen Corp.	29,600	243,612
Yokogawa Electric Corp.(a)	8,200	88,547
Yokohama Reito Co., Ltd.(a)	25,900	180,334
Yokohama Rubber Co., Ltd. (The)	20,000	206,796
Yuasa Trading Co., Ltd.	10,200	213,739
Yusen Logistics Co., Ltd.	15,300	189,711
Zeon Corp.(a)	12,000	111,069

Total Japan		95,390,468
Netherlands – 1.6%
Aegon N.V.	79,872	630,415
Akzo Nobel N.V.	7,484	566,023
ASM International N.V.	1,668	77,121
ASML Holding N.V.(a)	4,469	454,964
Boskalis Westminster N.V.	6,636	326,419
Delta Lloyd N.V.	22,393	421,838
Heineken N.V.(a)	12,173	928,632
Koninklijke Ahold N.V.	37,248	734,080
Koninklijke DSM N.V.	6,013	335,620
Koninklijke Philips N.V.	37,861	1,074,512
Koninklijke Ten Cate N.V.(a)	7,496	169,387
Randstad Holding N.V.	7,387	448,092
Reed Elsevier N.V.	40,531	1,009,467
Unilever N.V. CVA(a)	61,835	2,584,375
Wessanen	11,739	77,878
Wolters Kluwer N.V.	18,233	595,300

Total Netherlands		10,434,123
New Zealand – 0.5%
Auckland International Airport Ltd.	120,186	405,574
Contact Energy Ltd.	66,023	296,074
Fisher & Paykel Healthcare Corp., Ltd.	76,772	378,819
Fletcher Building Ltd.	37,683	237,937
Mighty River Power Ltd.	200,638	466,421
Sky Network Television Ltd.(a)	67,442	298,897
Spark New Zealand Ltd.	210,536	470,485
Trade Me Group Ltd.	68,372	189,707
TrustPower Ltd.(a)	41,370	246,636
Vector Ltd.(a)	171,184	395,382

Total New Zealand		3,385,932
Norway – 1.4%
Aker ASA Class A	10,694	234,206
Atea ASA	26,012	292,910
DNB ASA	41,999	$675,915
Gjensidige Forsikring ASA	45,138	779,642
Marine Harvest ASA(a)	50,591	580,983
Norsk Hydro ASA	84,663	445,318
Orkla ASA	57,621	435,781
SpareBank 1 SMN(a)	33,129	244,590
Statoil ASA(a)	146,796	2,601,093
Telenor ASA	83,123	1,680,180
Tomra Systems ASA	18,049	151,731
Yara International ASA	14,880	757,008

Total Norway		8,879,357
Portugal – 0.3%
EDP-Energias de Portugal S.A.	276,940	1,036,556
Galp Energia, SGPS, S.A.	26,349	284,827
Jeronimo Martins, SGPS, S.A.	22,996	288,963
Mota-Engil, SGPS, S.A.	16,487	60,912
Sonae, SGPS, S.A.	240,284	365,420

Total Portugal		2,036,678
Singapore – 2.2%
Asian Pay Television Trust	718,600	466,249
CapitaLand Ltd.	144,400	376,870
CitySpring Infrastructure Trust(a)	755,960	297,600
ComfortDelGro Corp., Ltd.	275,400	580,233
Cosco Corp. Singapore Ltd.(a)	510,000	187,760
DBS Group Holdings Ltd.	80,200	1,190,400
GMG Global Ltd.	4,791,800	244,533
Hutchison Port Holdings Trust(a)	917,836	637,896
Jardine Cycle & Carriage Ltd.	14,400	431,045
Keppel Corp., Ltd.(a)	102,700	673,835
Oversea-Chinese Banking Corp., Ltd.	169,529	1,306,351
SATS Ltd.	79,200	177,835
Sembcorp Industries Ltd.	88,600	272,576
Sembcorp Marine Ltd.(a)	161,700	344,218
Singapore Airlines Ltd.	31,400	273,551
Singapore Post Ltd.(a)	469,600	671,004
Singapore Press Holdings Ltd.(a)	138,400	422,757
Singapore Technologies Engineering Ltd.	146,400	371,417
Singapore Telecommunications Ltd.	750,000	2,394,839
SMRT Corp., Ltd.	139,400	162,601
StarHub Ltd.	90,600	287,315
Super Group Ltd.(a)	152,400	165,543
Tat Hong Holdings Ltd.	464,600	226,932
United Overseas Bank Ltd.	50,800	851,790
Wilmar International Ltd.(a)	214,600	510,021
Wing Tai Holdings Ltd.(a)	197,200	276,025
Yanlord Land Group Ltd.(a)	279,400	199,615

Total Singapore		14,000,811
Spain – 4.7%
Abertis Infraestructuras S.A.(a)	43,083	778,974
ACS Actividades de Construccion y Servicios S.A.	22,019	780,397
Amadeus IT Holding S.A. Class A	14,067	603,714
Banco Bilbao Vizcaya Argentaria S.A.	248,361	2,509,486
Banco Santander S.A.	1,150,000	8,666,694

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	45

Schedule of Investments (continued)

WisdomTree DEFA Fund (DWM)

March 31, 2015

Investments	Shares	Value
Bolsas y Mercados Espanoles SHMSF S.A.	10,651	$474,497
CaixaBank S.A.	282,614	1,340,072
Cie Automotive S.A.(a)	5,207	77,426
Enagas S.A.	15,425	441,164
Endesa S.A.	55,629	1,075,420
Ferrovial S.A.	44,603	948,491
Gas Natural SDG S.A.	55,871	1,255,014
Iberdrola S.A.	258,656	1,667,334
Inditex S.A.	68,123	2,186,143
Mapfre S.A.	162,949	594,849
Obrascon Huarte Lain S.A.(a)	12,305	262,131
Red Electrica Corp. S.A.	5,927	482,130
Repsol S.A.	81,712	1,521,296
Tecnicas Reunidas S.A.(a)	4,001	168,016
Telefonica S.A.	319,893	4,555,672

Total Spain		30,388,920
Sweden – 3.6%
AAK AB	1,057	59,382
Alfa Laval AB(a)	17,619	346,290
Assa Abloy AB Class B	5,068	302,057
Atlas Copco AB Class A(a)	19,349	626,640
Atlas Copco AB Class B	20,938	618,862
Axfood AB(a)	6,549	345,901
Axis Communications AB(a)	6,276	247,575
BillerudKorsnas AB	26,664	430,381
Boliden AB	20,857	414,526
Electrolux AB Series B(a)	16,905	484,565
Elekta AB Class B(a)	14,522	130,418
Fabege AB(a)	26,631	382,293
Gunnebo AB	31,598	166,343
Hennes & Mauritz AB Class B	68,627	2,781,192
Hexagon AB Class B	12,504	444,539
Husqvarna AB Class B	34,376	249,129
ICA Gruppen AB(a)	5,416	181,558
Indutrade AB	2,184	100,159
Investment AB Latour Class B	16,371	469,069
Mekonomen AB	8,072	212,937
NCC AB Class B(a)	11,545	382,332
Nordea Bank AB	176,208	2,151,507
Peab AB	77,254	608,246
Securitas AB Class B	31,669	454,248
Skandinaviska Enskilda Banken AB Class A	99,109	1,159,559
Skanska AB Class B	31,484	706,049
SKF AB Class B(a)	19,359	500,135
Svenska Cellulosa AB SCA Class B	17,196	396,200
Svenska Handelsbanken AB Class A	21,646	977,127
Swedbank AB Class A(a)	73,527	1,757,169
Swedish Match AB	9,716	285,710
Telefonaktiebolaget LM Ericsson Class B	140,898	1,771,017
TeliaSonera AB	311,556	1,979,727
Trelleborg AB Class B(a)	23,907	472,926
Volvo AB Class A	42,852	520,243
Volvo AB Class B	33,616	$406,555

Total Sweden		23,522,566
Switzerland – 8.2%
ABB Ltd. Registered Shares*	100,599	2,136,680
Actelion Ltd. Registered Shares*	4,023	466,375
Adecco S.A. Registered Shares*	8,322	694,000
Baloise Holding AG Registered Shares	4,164	551,742
BKW AG(a)	7,156	249,756
Cie Financiere Richemont S.A. Registered Shares	7,540	607,827
Clariant AG Registered Shares*	28,265	565,707
EFG International AG*	18,403	227,361
EMS-Chemie Holding AG Registered Shares	767	312,904
Geberit AG Registered Shares	1,907	716,622
Givaudan S.A. Registered Shares*	398	721,997
Holcim Ltd. Registered Shares*	7,184	537,339
Implenia AG Registered Shares	2,559	168,088
Julius Baer Group Ltd.*	9,669	485,391
Kuehne + Nagel International AG Registered Shares	6,991	1,040,049
Logitech International S.A. Registered Shares	23,358	309,019
Nestle S.A. Registered Shares	117,707	8,894,980
Novartis AG Registered Shares	100,831	9,981,366
Panalpina Welttransport Holding AG Registered Shares(a)	685	100,074
Partners Group Holding AG	1,198	358,302
Roche Holding AG Bearer Shares	6,629	1,815,417
Roche Holding AG Genusschein	23,441	6,470,228
Schindler Holding AG Participation Certificate	3,270	544,720
STMicroelectronics N.V.	53,175	496,285
Straumann Holding AG Registered Shares(a)	792	216,897
Sulzer AG Registered Shares	2,346	258,439
Swatch Group AG (The) Registered Shares	5,416	454,447
Swiss Life Holding AG Registered Shares*	2,778	687,850
Swiss Re AG	43,240	4,189,112
Swisscom AG Registered Shares	2,750	1,598,245
Syngenta AG Registered Shares	3,531	1,202,205
Tecan Group AG Registered Shares	925	121,422
Temenos Group AG*	2,683	92,536
Transocean Ltd.(a)	13,627	197,257
UBS Group AG*	68,674	1,295,282
Vontobel Holding AG Registered Shares	10,961	465,501
Zurich Insurance Group AG*	11,009	3,732,383

Total Switzerland		52,963,805
United Kingdom – 18.9%
Aberdeen Asset Management PLC	70,985	484,314
Admiral Group PLC	8,018	182,112
Aggreko PLC	8,649	196,058
Amec Foster Wheeler PLC	24,759	332,814
Amlin PLC	79,329	595,297
Anglo American PLC	44,413	667,223
Antofagasta PLC	54,444	592,022
ARM Holdings PLC	20,404	334,702
Ashmore Group PLC(a)	65,807	277,930

See Notes to Financial Statements.

46	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree DEFA Fund (DWM)

March 31, 2015

Investments	Shares	Value
Associated British Foods PLC	15,073	$630,552
AstraZeneca PLC	65,214	4,478,926
Aviva PLC	137,332	1,100,895
Babcock International Group PLC	25,289	369,597
BAE Systems PLC	211,440	1,643,177
Balfour Beatty PLC(a)	90,165	321,374
Barclays PLC	549,832	1,980,165
Berendsen PLC	33,955	563,038
Berkeley Group Holdings PLC	13,114	513,754
BG Group PLC	66,915	823,490
BHP Billiton PLC	113,198	2,476,107
BP PLC	1,176,820	7,629,108
British American Tobacco PLC	100,270	5,192,664
British Land Co. PLC (The)	33,192	410,202
Britvic PLC	8,045	87,720
BT Group PLC	294,809	1,916,882
Burberry Group PLC	17,182	442,031
Capita PLC	27,126	449,397
Carillion PLC(a)	45,090	218,814
Carnival PLC	8,381	410,075
Centrica PLC	350,554	1,316,606
Close Brothers Group PLC	26,103	604,111
Compass Group PLC	43,643	759,316
Croda International PLC	6,987	284,095
Daily Mail & General Trust PLC Class A Non-Voting Shares	30,405	399,230
Darty PLC	129,980	126,386
Debenhams PLC	186,286	208,236
Devro PLC	49,481	209,897
Diageo PLC	81,313	2,244,588
Direct Line Insurance Group PLC	126,391	598,532
Drax Group PLC(a)	27,468	148,385
easyJet PLC	13,993	390,941
Electrocomponents PLC	67,279	241,200
Fidessa Group PLC	6,739	220,689
G4S PLC	85,582	375,804
GKN PLC	73,994	393,901
GlaxoSmithKline PLC	311,482	7,148,632
Halfords Group PLC	34,185	233,845
Hammerson PLC	42,902	423,526
Hays PLC	169,596	384,194
HSBC Holdings PLC	1,103,907	9,406,431
ICAP PLC	61,430	480,587
IG Group Holdings PLC	34,556	363,706
IMI PLC	11,412	215,999
Imperial Tobacco Group PLC	56,701	2,494,037
Inchcape PLC	38,837	458,346
Inmarsat PLC	21,691	298,014
InterContinental Hotels Group PLC	5,892	230,388
Intertek Group PLC	5,530	205,068
Intu Properties PLC	67,628	349,371
Investec PLC	41,840	348,446
ITV PLC	184,995	694,527
J D Wetherspoon PLC	5,172	57,776
J Sainsbury PLC(a)	147,412	$567,216
John Wood Group PLC	30,576	288,227
Johnson Matthey PLC	8,092	406,746
Kingfisher PLC	92,084	520,276
Legal & General Group PLC	306,752	1,268,671
London Stock Exchange Group PLC	22,108	807,028
Marks & Spencer Group PLC	83,675	664,554
Marston’s PLC	113,337	256,243
Meggitt PLC	41,889	341,081
Melrose Industries PLC	71,300	293,720
Mondi PLC	23,143	445,938
N Brown Group PLC(a)	38,590	182,287
National Grid PLC	232,963	2,990,425
Next PLC	2,524	263,218
Numis Corp. PLC	15,041	53,030
Old Mutual PLC	285,751	942,143
Pan African Resources PLC	932,376	159,173
PayPoint PLC	4,766	58,016
Pearson PLC	51,180	1,102,423
Persimmon PLC*	22,307	550,699
Prudential PLC	78,626	1,951,565
QinetiQ Group PLC	41,990	118,996
Reckitt Benckiser Group PLC	28,607	2,463,093
Reed Elsevier PLC	38,090	655,352
Restaurant Group PLC (The)	9,723	97,212
Rexam PLC	42,113	361,972
Rio Tinto PLC	77,856	3,203,803
Rolls-Royce Holdings PLC*	25,662	363,048
Royal Dutch Shell PLC Class A	204,164	6,085,880
Royal Dutch Shell PLC Class B	139,536	4,347,897
SABMiller PLC	8,145	428,031
Sage Group PLC (The)	68,804	476,686
Savills PLC	9,453	113,948
Schroders PLC Non-Voting Shares	8,478	305,704
Segro PLC	68,879	426,284
Severn Trent PLC	16,469	503,389
Sky PLC	79,353	1,169,750
Smith & Nephew PLC	22,237	377,644
Smiths Group PLC	19,911	330,457
SSE PLC	64,125	1,426,001
Standard Chartered PLC	122,252	1,984,519
Standard Life PLC	101,281	715,076
TalkTalk Telecom Group PLC(a)	68,189	348,321
Tate & Lyle PLC	31,169	276,466
Ultra Electronics Holdings PLC	7,523	190,636
Unilever PLC	54,415	2,273,932
United Utilities Group PLC	49,113	680,235
Victrex PLC	6,266	174,410
Vodafone Group PLC	2,599,137	8,505,891
Weir Group PLC (The)	10,189	257,286
WH Smith PLC	22,526	434,384
Whitbread PLC	8,877	691,182
William Hill PLC	52,978	291,698
WM Morrison Supermarkets PLC	146,243	420,084

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	47

Schedule of Investments (concluded)

WisdomTree DEFA Fund (DWM)

March 31, 2015

Investments	Shares	Value
WS Atkins PLC	5,327	$100,984

Total United Kingdom		122,348,180
TOTAL COMMON STOCKS (Cost: $563,025,008)		639,196,326
RIGHTS – 0.0%
Spain – 0.0%
Banco Bilbao Vizcaya Argentaria S.A., expiring 4/14/15*	246,367	35,456
Telefonica S.A., expiring 4/10/15*	317,325	51,121
TOTAL RIGHTS (Cost: $34,880)		86,577
EXCHANGE-TRADED FUND – 0.3%
United States – 0.3%
WisdomTree International Dividend ex-Financials Fund(a)(b)
(Cost: $1,934,975)	44,119	1,935,496
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 8.4%
United States – 8.4%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c)
(Cost: $54,527,660)(d)	54,527,660	54,527,660
TOTAL INVESTMENTS IN SECURITIES – 107.7% (Cost: $619,522,523)		695,746,059
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (7.7)%		(49,913,774)

NET ASSETS – 100.0%		$645,832,285
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Affiliated company (See Note 7).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $54,207,089 and the total market value of the collateral held by the Fund was $57,503,604. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $2,975,944. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

CVA – Certificaten Van Aandelen (Certificate of Stock)

RSP – Risparmio Italian Savings Shares

See Notes to Financial Statements.

48	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments

WisdomTree Europe Dividend Growth Fund (EUDG)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 99.7%
Austria – 0.2%
ams AG	200	$9,606
Vienna Insurance Group AG Wiener Versicherung Gruppe	459	20,310

Total Austria		29,916
Belgium – 4.2%
Anheuser-Busch InBev N.V.	3,679	449,652
Melexis N.V.	210	12,517
Umicore S.A.	481	20,085

Total Belgium		482,254
Denmark – 3.0%
AP Moeller – Maersk A/S Class B	21	43,896
DSV A/S	326	10,137
Novo Nordisk A/S Class B	4,625	247,340
Novozymes A/S Class B	318	14,538
Pandora A/S	297	27,049

Total Denmark		342,960
Finland – 0.7%
Kone Oyj Class B	1,703	75,502
Metso Oyj(a)	142	4,144
YIT Oyj(a)	927	5,092

Total Finland		84,738
France – 8.1%
Air Liquide S.A.	823	105,892
Airbus Group N.V.	1,095	71,079
BioMerieux	77	7,451
Carrefour S.A.	1,651	55,128
Dassault Systemes	287	19,462
Essilor International S.A.	276	31,658
Eutelsat Communications S.A.	1,030	34,110
L’Oreal S.A.	1,119	205,930
LVMH Moet Hennessy Louis Vuitton SE	1,037	182,820
Metropole Television S.A.	874	17,506
Plastic Omnium S.A.	184	4,858
Publicis Groupe S.A.	394	30,395
Safran S.A.	950	66,320
Societe BIC S.A.	164	23,338
Technip S.A.	272	16,467
Teleperformance	144	9,869
Valeo S.A.	180	26,881
Vallourec S.A.	46	1,123
Vicat	148	10,839
Zodiac Aerospace	470	15,562

Total France		936,688
Germany – 16.4%
adidas AG	386	30,549
BASF SE	2,860	284,280
Bayer AG Registered Shares	1,531	230,119
Bayerische Motoren Werke AG	1,568	196,106
Bilfinger SE(a)	172	9,977
Brenntag AG	307	18,385
Carl Zeiss Meditec AG Bearer Shares	194	$5,072
Continental AG	380	89,909
Deutsche Post AG Registered Shares	2,295	71,714
Duerr AG	80	8,807
Evonik Industries AG	1,600	57,051
Fielmann AG	280	18,771
Freenet AG	746	22,494
Fresenius Medical Care AG & Co. KGaA	472	39,267
Fresenius SE & Co. KGaA	517	30,867
Hamburger Hafen und Logistik AG	330	6,927
Henkel AG & Co. KGaA	374	38,633
Hugo Boss AG	250	30,408
Infineon Technologies AG	1,760	21,038
Leoni AG	160	10,133
MTU Aero Engines AG	134	13,142
Pfeiffer Vacuum Technology AG	48	4,080
ProSiebenSat.1 Media AG Registered Shares	862	42,313
Rhoen Klinikum AG	329	8,173
SAP SE	2,035	147,593
Siemens AG Registered Shares	2,690	290,928
Symrise AG	260	16,431
United Internet AG Registered Shares	300	13,663
Volkswagen AG	553	142,571

Total Germany		1,899,401
Ireland – 0.4%
Dragon Oil PLC	1,410	12,165
Greencore Group PLC	1,550	7,418
Kerry Group PLC Class A	144	9,666
Paddy Power PLC	184	15,752

Total Ireland		45,001
Italy – 4.4%
Atlantia SpA	3,400	89,281
DiaSorin SpA	150	6,594
Eni SpA	19,020	329,495
Luxottica Group SpA	741	47,034
MARR SpA	412	7,058
Pirelli & C. SpA	1,185	19,676
Recordati SpA	576	10,764

Total Italy		509,902
Netherlands – 4.2%
ASML Holding N.V.	381	38,787
Brunel International N.V.(a)	187	3,575
Gemalto N.V.	53	4,222
Heineken N.V.	928	70,793
Koninklijke Ahold N.V.	2,191	43,180
Koninklijke DSM N.V.	604	33,713
Koninklijke Vopak N.V.(a)	337	18,604
Reed Elsevier N.V.	2,182	54,345
Unilever N.V. CVA(a)	5,361	224,061

Total Netherlands		491,280
Norway – 3.6%
Salmar ASA	900	12,954

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	49

Schedule of Investments (continued)

WisdomTree Europe Dividend Growth Fund (EUDG)

March 31, 2015

Investments	Shares	Value
Statoil ASA	11,493	$203,646
Telenor ASA	6,091	123,118
TGS Nopec Geophysical Co. ASA(a)	282	6,257
Wilh. Wilhelmsen ASA	940	5,587
Yara International ASA	1,408	71,631

Total Norway		423,193
Portugal – 0.2%
Jeronimo Martins, SGPS, S.A.	1,525	19,163
Mota-Engil, SGPS, S.A.	247	912

Total Portugal		20,075
Spain – 2.8%
Amadeus IT Holding S.A. Class A	258	11,073
Distribuidora Internacional de Alimentacion S.A.	1,582	12,379
Inditex S.A.	6,366	204,292
Indra Sistemas S.A.(a)	848	9,955
Obrascon Huarte Lain S.A.(a)	44	937
Prosegur Cia de Seguridad S.A.	1,437	8,180
Red Electrica Corp. S.A.	600	48,807
Tecnicas Reunidas S.A.	167	7,013
Viscofan S.A.	156	9,533
Zardoya Otis S.A.(a)	994	12,821

Total Spain		324,990
Sweden – 4.5%
Alfa Laval AB	931	18,298
Atlas Copco AB Class A	784	25,391
Atlas Copco AB Class B	2,738	80,927
Axfood AB(a)	283	14,947
Axis Communications AB	250	9,862
Betsson AB*	222	8,335
Boliden AB	1,020	20,272
Elekta AB Class B(a)	868	7,795
Hennes & Mauritz AB Class B	5,748	232,945
Hexagon AB Class B	470	16,709
ICA Gruppen AB(a)	727	24,371
Indutrade AB	158	7,246
Intrum Justitia AB	264	7,408
JM AB	370	12,322
Meda AB Class A	540	8,547
Skanska AB Class B	1,232	27,629

Total Sweden		523,004
Switzerland – 24.3%
ABB Ltd. Registered Shares*	7,528	159,892
Actelion Ltd. Registered Shares*	200	23,185
Adecco S.A. Registered Shares*	570	47,534
Aryzta AG*	94	5,782
Cie Financiere Richemont S.A. Registered Shares	604	48,691
EMS-Chemie Holding AG Registered Shares	77	31,413
Galenica AG Registered Shares(a)	17	14,877
Geberit AG Registered Shares	100	37,579
Givaudan S.A. Registered Shares*	31	56,236
Nestle S.A. Registered Shares	8,535	644,980
Novartis AG Registered Shares	7,636	755,896
Partners Group Holding AG	86	$25,721
Roche Holding AG Bearer Shares	477	130,631
Roche Holding AG Genusschein	1,877	518,093
Schindler Holding AG Participation Certificate	224	37,314
SGS S.A. Registered Shares	26	49,789
Sonova Holding AG Registered Shares	120	16,716
Straumann Holding AG Registered Shares	50	13,693
Swatch Group AG (The) Bearer Shares	48	20,365
Swisscom AG Registered Shares	212	123,210
Syngenta AG Registered Shares	151	51,411

Total Switzerland		2,813,008
United Kingdom – 22.7%
Aberdeen Asset Management PLC	3,066	20,919
Admiral Group PLC	620	14,082
Aggreko PLC	383	8,682
Amec Foster Wheeler PLC	840	11,291
ARM Holdings PLC	530	8,694
Babcock International Group PLC	587	8,579
Bellway PLC	271	7,970
Berkeley Group Holdings PLC	586	22,957
BG Group PLC	3,088	38,003
BHP Billiton PLC	4,231	92,549
BP PLC	52,115	337,852
British American Tobacco PLC	4,785	247,800
Capita PLC	1,193	19,764
Daily Mail & General Trust PLC Class A Non-Voting Shares	606	7,957
Diageo PLC	4,054	111,908
esure Group PLC	1,332	4,160
Fresnillo PLC	630	6,383
GKN PLC	2,190	11,658
GlaxoSmithKline PLC	14,906	342,098
Halma PLC	708	7,341
Hammerson PLC	1,847	18,233
Hargreaves Lansdown PLC	640	10,945
Hays PLC	2,977	6,744
IMI PLC	539	10,202
Inchcape PLC	1,042	12,297
ITV PLC	5,087	19,098
Jardine Lloyd Thompson Group PLC	670	10,414
John Wood Group PLC	549	5,175
Jupiter Fund Management PLC	1,121	6,806
London Stock Exchange Group PLC	494	18,033
Marks & Spencer Group PLC	4,256	33,802
Melrose Industries PLC	2,576	10,612
Michael Page International PLC	893	6,913
Micro Focus International PLC	423	7,416
Morgan Advanced Materials PLC	1,179	5,960
Next PLC	88	9,177
Persimmon PLC*	1,017	25,107
Prudential PLC	2,787	69,176
Reckitt Benckiser Group PLC	1,225	105,474
Reed Elsevier PLC	2,180	37,508

See Notes to Financial Statements.

50	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (concluded)

WisdomTree Europe Dividend Growth Fund (EUDG)

March 31, 2015

Investments	Shares	Value
Rolls-Royce Holdings PLC*	2,442	$34,548
Rotork PLC	194	7,137
Royal Dutch Shell PLC Class A	10,826	322,710
Royal Dutch Shell PLC Class B	5,036	156,920
SABMiller PLC	564	29,639
Sage Group PLC (The)	2,347	16,260
Sky PLC	3,772	55,603
Smith & Nephew PLC	1,550	26,323
Smiths Group PLC	1,065	17,676
Spectris PLC	180	5,772
Spirax-Sarco Engineering PLC	201	10,175
Tate & Lyle PLC	1,502	13,323
Travis Perkins PLC	410	11,869
Unilever PLC	2,735	114,292
Vesuvius PLC	939	6,846
Weir Group PLC (The)	259	6,540
WH Smith PLC	336	6,479
Whitbread PLC	210	16,351
William Hill PLC	2,305	12,691

Total United Kingdom		2,630,893
TOTAL COMMON STOCKS (Cost: $12,629,924)		11,557,303
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.9%
United States – 0.9%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(b)
(Cost: $108,251)(c)	108,251	108,251
TOTAL INVESTMENTS IN SECURITIES – 100.6% (Cost: $12,738,175)		11,665,554
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (0.6)%		(74,972)

NET ASSETS – 100.0%		$11,590,582
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(c)

At March 31, 2015, the total market value of the Fund’s securities on loan was $123,854 and the total market value of the collateral held by the Fund was $130,141. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $21,890. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

CVA – Certificaten Van Aandelen (Certificate of Stock)

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	51

Schedule of Investments

WisdomTree Europe Hedged Equity Fund (HEDJ)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 99.0%
Austria – 0.7%
Andritz AG(a)	441,443	$26,398,424
Lenzing AG(a)	295,279	19,858,652
RHI AG(a)	376,266	11,072,602
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,389,327	61,476,032

Total Austria		118,805,710
Belgium – 8.4%
Anheuser-Busch InBev N.V.	9,377,951	1,146,184,051
Delhaize Group S.A.	1,096,083	98,554,578
Melexis N.V.	285,967	17,045,629
N.V. Bekaert S.A.(a)	629,539	16,974,110
Solvay S.A.(a)	804,016	116,185,661
UCB S.A.(a)	1,077,916	77,969,843

Total Belgium		1,472,913,872
Finland – 3.0%
Amer Sports Oyj	1,104,694	23,728,819
Cargotec Oyj Class B(a)	383,403	13,259,145
Huhtamaki Oyj	1,005,988	31,278,471
Kemira Oyj(a)	2,328,579	28,860,306
Kone Oyj Class B(a)	5,395,451	239,205,731
Konecranes Oyj(a)	936,838	29,581,212
Metso Oyj(a)	1,843,779	53,802,523
Outotec Oyj(a)	1,656,737	10,142,209
Tikkurila Oyj	605,514	11,569,225
Wartsila Oyj Abp(a)	1,792,554	79,356,842

Total Finland		520,784,483
France – 26.0%
Airbus Group N.V.	3,881,763	251,975,092
Arkema S.A.	432,721	34,265,443
Bourbon S.A.(a)	434,857	7,449,228
Bureau Veritas S.A.	2,788,331	59,863,384
Casino Guichard Perrachon S.A.	1,016,337	90,085,257
Christian Dior SE	914,247	172,569,093
Cie Generale des Etablissements Michelin	1,350,022	134,277,383
Danone S.A.	4,720,150	317,448,298
Dassault Systemes	600,801	40,741,720
Edenred	2,095,981	52,258,889
Essilor International S.A.	714,341	81,937,172
Ingenico(a)	175,387	19,269,798
IPSOS	311,841	8,711,194
Kering	784,659	153,207,131
L’Oreal S.A.	3,006,983	553,374,600
Lafarge S.A.	1,178,303	76,372,745
Legrand S.A.	1,662,505	89,883,570
LVMH Moet Hennessy Louis Vuitton SE(a)	2,911,223	513,240,005
Neopost S.A.(a)	609,087	33,460,244
Pernod Ricard S.A.	1,368,192	161,858,566
Publicis Groupe S.A.	1,000,434	77,178,876
Rallye S.A.	578,724	21,766,659
Remy Cointreau S.A.(a)	290,935	21,403,790
Rubis SCA(a)	402,351	$25,542,899
Safran S.A.	2,577,529	179,937,241
Sanofi	8,057,344	795,524,035
Schneider Electric SE	4,188,434	325,457,551
SEB S.A.	259,891	18,729,143
Societe BIC S.A.	316,061	44,977,046
Sodexo S.A.	893,788	87,151,863
Technip S.A.	763,444	46,219,938
Teleperformance	285,906	19,593,686
Vallourec S.A.(a)	875,475	21,367,405
Zodiac Aerospace(a)	1,000,534	33,129,091

Total France		4,570,228,035
Germany – 26.4%
Aareal Bank AG	366,065	15,448,974
adidas AG(a)	999,696	79,118,975
Bayer AG Registered Shares	4,218,947	634,134,107
Bayerische Motoren Werke AG	4,338,617	542,618,937
Brenntag AG	755,786	45,261,167
Daimler AG Registered Shares(a)	8,743,158	842,578,037
Duerr AG	204,709	22,535,383
E.ON SE	21,037,533	313,721,898
Fresenius Medical Care AG & Co. KGaA	1,285,375	106,932,934
Fresenius SE & Co. KGaA	1,588,695	94,850,875
GEA Group AG(a)	855,369	41,376,717
Hannover Rueck SE	1,334,596	137,888,812
HeidelbergCement AG	456,717	36,204,831
Henkel AG & Co. KGaA	916,428	94,664,526
Hochtief AG(a)	412,701	31,283,931
Infineon Technologies AG	3,478,033	41,575,071
K+S AG Registered Shares	499,604	16,317,231
Krones AG	109,280	11,376,352
LANXESS AG(a)	243,614	12,983,952
Linde AG	908,842	185,116,604
Merck KGaA	1,645,276	184,742,552
MTU Aero Engines AG	265,881	26,076,983
NORMA Group SE	147,532	7,425,727
SAP SE(a)	5,470,859	396,786,065
Siemens AG Registered Shares	6,156,902	665,879,817
Software AG(a)	364,720	9,498,947
Symrise AG	531,110	33,563,039
Wacker Chemie AG(a)	73,959	8,558,792

Total Germany		4,638,521,236
Ireland – 0.1%
Glanbia PLC	1,047,985	19,432,371
Italy – 2.2%
Buzzi Unicem SpA(a)	948,784	14,214,962
Danieli & C. Officine Meccaniche SpA	552,059	13,737,752
Davide Campari-Milano SpA(a)	4,896,334	34,155,003
Interpump Group SpA	1,338,467	21,749,573
Luxottica Group SpA	2,728,628	173,195,240
Parmalat SpA	6,301,603	16,838,583
Pirelli & C. SpA	4,694,753	77,951,841

See Notes to Financial Statements.

52	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (concluded)

WisdomTree Europe Hedged Equity Fund (HEDJ)

March 31, 2015

Investments	Shares	Value
Salvatore Ferragamo SpA(a)	1,357,976	$43,491,449

Total Italy		395,334,403
Netherlands – 14.0%
Akzo Nobel N.V.	2,101,812	158,962,260
Arcadis N.V.	626,109	20,119,430
ASM International N.V.	352,868	16,315,094
ASML Holding N.V.(a)	1,414,004	143,951,867
Boskalis Westminster N.V.	1,266,202	62,283,443
Brunel International N.V.(a)	426,223	8,148,188
Corbion N.V.	331,469	6,294,037
Gemalto N.V.(a)	156,435	12,461,386
Heineken N.V.	3,095,116	236,114,623
Koninklijke Ahold N.V.	11,078,569	218,335,259
Koninklijke DSM N.V.	2,027,428	113,162,438
Koninklijke Philips N.V.	11,163,817	316,834,047
Koninklijke Vopak N.V.(a)	1,090,459	60,197,243
Reed Elsevier N.V.	7,544,043	187,892,326
Unilever N.V. CVA	18,649,997	779,470,962
Wolters Kluwer N.V.	3,345,110	109,216,468

Total Netherlands		2,449,759,071
Portugal – 0.4%
Jeronimo Martins, SGPS, S.A.(a)	5,283,644	66,393,192
Spain – 17.1%
Abengoa S.A. Class B(a)	6,950,887	25,232,546
Acerinox S.A.(a)	3,064,023	51,418,119
ACS Actividades de Construccion y Servicios S.A.	4,814,229	170,625,849
Banco Bilbao Vizcaya Argentaria S.A.	73,361,902	741,262,502
Banco Santander S.A.	108,900,068	820,698,741
Duro Felguera S.A.	2,618,475	10,320,925
Grifols S.A. Class A(a)	349,757	15,018,043
Mapfre S.A.	43,312,501	158,113,359
Obrascon Huarte Lain S.A.(a)	863,026	18,384,856
Prosegur Cia de Seguridad S.A.(a)	4,432,507	25,230,708
Tecnicas Reunidas S.A.(a)	669,074	28,096,683
Telefonica S.A.	65,397,315	931,338,555

Total Spain		2,995,740,886
Switzerland – 0.7%
STMicroelectronics N.V.(a)	12,502,604	116,687,515
TOTAL COMMON STOCKS (Cost: $17,091,532,562)		17,364,600,774
PREFERRED STOCK – 0.0%
Spain – 0.0%
Grifols S.A., Class B(a) (Cost: $8,550,165)	247,898	8,297,443
RIGHTS – 0.1%
Spain – 0.1%
Banco Bilbao Vizcaya Argentaria S.A., expiring 4/14/15*(a)	69,481,706	9,999,526
Telefonica S.A., expiring 4/10/15*	61,078,935	9,839,813
TOTAL RIGHTS (Cost: $9,836,982)		19,839,339
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 4.9%
United States – 4.9%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(b) (Cost: $858,250,696)(c)	858,250,696	$858,250,696
TOTAL INVESTMENTS IN SECURITIES – 104.0% (Cost: $17,968,170,405)		18,250,988,252
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (4.0)%		(706,503,564)

NET ASSETS – 100.0%		$17,544,484,688
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(c)

At March 31, 2015, the total market value of the Fund’s securities on loan was $836,848,771 and the total market value of the collateral held by the Fund was $879,341,639. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $21,090,943. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

CVA	- Certificaten Van Aandelen (Certificate of Stock)

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	53

Schedule of Investments

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 99.1%
Austria – 2.5%
CAT Oil AG	8,783	$98,150
Lenzing AG	9,452	635,683
Oesterreichische Post AG	18,593	914,575
POLYTEC Holding AG	11,084	96,424
RHI AG	13,312	391,740
Telekom Austria AG	34,369	246,205
UNIQA Insurance Group AG	70,384	636,564
Wienerberger AG	11,596	185,192

Total Austria		3,204,533
Belgium – 7.6%
Ackermans & van Haaren N.V.	5,848	685,544
Barco N.V.	4,035	240,167
bpost S.A.	100,547	2,819,012
Cofinimmo S.A.	11,099	1,301,103
D’ieteren S.A./N.V.	10,626	372,270
Econocom Group S.A./N.V.	18,012	142,688
Elia System Operator S.A./N.V.	14,644	616,209
EVS Broadcast Equipment S.A.	8,201	304,884
Exmar N.V.	36,943	377,723
Fagron	6,361	247,684
Melexis N.V.	8,918	531,575
N.V. Bekaert S.A.	18,613	501,858
Umicore S.A.	34,547	1,442,583

Total Belgium		9,583,300
Finland – 13.4%
Amer Sports Oyj	31,369	673,806
Cargotec Oyj Class B	9,312	322,035
Caverion Corp.	36,679	371,872
Cramo Oyj	16,430	293,273
Elisa Oyj	95,851	2,408,888
F-Secure Oyj	37,182	107,421
Huhtamaki Oyj	30,953	962,400
Kemira Oyj	69,221	857,922
Kesko Oyj Class B	31,155	1,330,722
Konecranes Oyj	26,879	848,720
Lassila & Tikanoja Oyj	14,896	276,451
Metsa Board Oyj	76,885	472,326
Metso Oyj(a)	52,401	1,529,091
Nokian Renkaat Oyj	63,864	1,910,229
Orion Oyj Class B	45,740	1,291,490
Outotec Oyj	44,380	271,685
PKC Group Oyj	8,298	184,301
Raisio Oyj Class V	34,757	150,436
Ramirent Oyj	45,543	323,316
Sanoma Oyj	30,565	168,402
Tieto Oyj	30,102	708,017
Tikkurila Oyj	18,256	348,807
Uponor Oyj	20,366	344,501
Valmet Oyj	25,728	308,372
YIT Oyj	61,479	337,735

Total Finland		16,802,218
France – 18.2%
Albioma S.A.	9,268	$177,079
Altamir	14,118	175,888
Alten S.A.	7,134	327,279
Altran Technologies S.A.	24,884	248,894
Arkema S.A.	15,744	1,246,704
BioMerieux	4,913	475,418
Bourbon S.A.	21,613	370,237
Derichebourg S.A.	41,373	126,816
Eiffage S.A.	19,693	1,171,302
Eurazeo S.A.	12,327	845,058
Faurecia	12,081	528,082
Havas S.A.	73,388	556,460
Ipsen S.A.	20,176	953,545
IPSOS	11,060	308,958
Jacquet Metal Service	8,880	185,688
Korian-Medica	7,134	241,427
Lagardere SCA	69,699	2,091,496
Lectra	9,850	138,583
Metropole Television S.A.	56,036	1,122,406
Neopost S.A.	23,107	1,269,385
Nexity S.A.	29,772	1,244,312
Orpea	6,329	398,664
Plastic Omnium S.A.	21,079	556,576
Rallye S.A.	23,199	872,548
Remy Cointreau S.A.	10,319	759,158
Rubis SCA	14,856	943,120
Saft Groupe S.A.	7,522	276,612
SEB S.A.	10,550	760,290
Societe Television Francaise 1	86,901	1,539,972
Teleperformance	9,879	677,027
Vallourec S.A.	30,085	734,274
Vicat	9,204	674,064
Wendel S.A.	7,823	931,771

Total France		22,929,093
Germany – 17.9%
Aareal Bank AG	12,366	521,880
Aurelius AG	12,763	534,591
Aurubis AG	12,726	721,246
BayWa AG	6,527	255,655
Bechtle AG	3,783	270,429
Bilfinger SE	16,454	954,443
Carl Zeiss Meditec AG Bearer Shares	17,589	459,891
Cewe Stiftung & Co. KGAA	2,425	154,053
CompuGroup Medical AG	7,425	214,752
CTS Eventim AG & Co. KGaA	13,926	438,226
DMG MORI SEIKI AG Bearer Shares	15,786	518,797
Drillisch AG	30,603	1,200,490
Duerr AG	8,016	882,441
ElringKlinger AG	10,975	329,922
Freenet AG	78,964	2,380,965
Gerresheimer AG	4,716	260,137
Gerry Weber International AG	9,797	338,808

See Notes to Financial Statements.

54	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

March 31, 2015

Investments	Shares	Value
Hamborner REIT AG	29,490	$324,482
Hamburger Hafen und Logistik AG	13,730	288,211
Hochtief AG	15,839	1,200,642
Indus Holding AG	7,522	374,687
Jenoptik AG	10,044	135,865
KION Group AG	10,943	448,427
Krones AG	4,412	459,302
KUKA AG	2,328	179,319
LANXESS AG	9,162	488,309
LEG Immobilien AG*	17,223	1,366,410
Leoni AG	5,825	368,919
MTU Aero Engines AG	10,357	1,015,790
NORMA Group SE	5,838	293,844
Pfeiffer Vacuum Technology AG	3,298	280,353
QSC AG	41,179	86,374
Rheinmetall AG	3,201	154,721
Rhoen Klinikum AG	15,694	389,864
Salzgitter AG	3,977	115,688
Sixt SE	10,311	459,461
Software AG	15,342	399,575
Stada Arzneimittel AG	12,244	408,901
Suedzucker AG	129,418	1,584,542
Takkt AG	10,820	198,074
VTG AG	6,624	162,630
Wacker Neuson SE	12,760	318,829
Wincor Nixdorf AG	11,157	524,120

Total Germany		22,464,065
Ireland – 2.5%
C&C Group PLC	79,228	324,622
FBD Holdings PLC	13,406	144,340
Glanbia PLC	27,363	507,381
Irish Continental Group PLC	70,746	315,322
Kingspan Group PLC	19,634	371,868
Origin Enterprises PLC*	27,823	243,537
Paddy Power PLC	13,818	1,182,939

Total Ireland		3,090,009
Italy – 19.6%
A2A SpA	1,170,679	1,216,446
Ansaldo STS SpA	43,988	445,502
Astaldi SpA	26,191	221,658
Azimut Holding SpA	46,418	1,324,592
Banca Generali SpA	47,199	1,478,677
Banca IFIS SpA	20,194	421,838
Banca Popolare di Sondrio SCARL	36,600	167,139
Brembo SpA	11,984	489,348
Cairo Communication SpA	31,321	185,686
Cementir Holding SpA	22,870	171,445
Credito Emiliano SpA	53,680	468,137
Danieli & C. Officine Meccaniche SpA	8,890	221,224
Datalogic SpA	13,342	153,324
Davide Campari-Milano SpA	78,847	550,007
De’ Longhi	36,333	787,847
DiaSorin SpA	10,607	466,271
ERG SpA	64,324	$840,752
Falck Renewables SpA	102,599	132,560
GTECH SpA(a)	65,945	1,306,720
Hera SpA	513,308	1,205,126
Immobiliare Grande Distribuzione SIIQ SpA	228,562	228,292
Industria Macchine Automatiche SpA	13,077	616,562
Interpump Group SpA	18,400	298,993
Intesa Sanpaolo SpA RSP	208,507	648,968
Iren SpA	552,385	757,001
Italcementi SpA	17,125	136,562
MARR SpA	28,611	490,115
Mediolanum SpA	283,825	2,290,782
Moncler SpA	21,221	355,773
Parmalat SpA	142,124	379,771
Prysmian SpA	54,375	1,120,672
Recordati SpA	56,459	1,055,083
Salvatore Ferragamo SpA	32,454	1,039,394
Societa Cattolica di Assicurazioni SCRL	22,773	198,478
Societa Iniziative Autostradali e Servizi SpA	72,479	842,255
Tod’s SpA	8,492	770,674
Unipol Gruppo Finanziario SpA	158,639	840,987
UnipolSai SpA Class B RSP	128,849	377,788

Total Italy		24,702,449
Netherlands – 4.4%
Aalberts Industries N.V.	19,142	601,747
Amsterdam Commodities N.V.	7,910	214,932
Arcadis N.V.	16,904	543,194
ASM International N.V.	10,486	484,827
BE Semiconductor Industries N.V.	11,208	359,497
BinckBank N.V.	34,078	277,390
Brunel International N.V.	11,596	221,683
Delta Lloyd N.V.	101,644	1,914,765
Koninklijke Ten Cate N.V.	7,716	174,358
TKH Group N.V. CVA	12,111	428,588
TNT Express N.V.	37,958	241,381
USG People N.V.	9,656	133,676

Total Netherlands		5,596,038
Portugal – 3.0%
Altri, SGPS, S.A.	36,600	156,015
CTT-Correios de Portugal S.A.	77,416	830,034
Mota-Engil, SGPS, S.A.	41,567	153,572
NOS, SGPS	122,231	884,932
Portugal Telecom, SGPS, S.A. Registered Shares	298,844	173,317
REN – Redes Energeticas Nacionais, SGPS, S.A.	157,085	460,914
Semapa-Sociedade de Investimento e Gestao	23,673	316,284
Sonae, SGPS, S.A.	541,449	823,427

Total Portugal		3,798,495
Spain – 10.0%
Abengoa S.A. Class B	221,051	802,441
Acerinox S.A.	88,820	1,490,510
Bolsas y Mercados Espanoles SHMSF S.A.	38,156	1,699,831
Cie Automotive S.A.	23,981	356,586

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	55

Schedule of Investments (concluded)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

March 31, 2015

Investments	Shares	Value
Corp. Financiera Alba S.A.	10,657	$518,257
Distribuidora Internacional de Alimentacion S.A.	134,990	1,056,318
Duro Felguera S.A.	97,126	382,830
Ebro Foods S.A.	39,670	739,633
Faes Farma S.A.	70,067	177,971
Grupo Catalana Occidente S.A.	26,614	797,478
Indra Sistemas S.A.(a)	43,011	504,898
Obrascon Huarte Lain S.A.	21,710	462,483
Papeles y Cartones de Europa S.A.	30,565	166,104
Prosegur Cia de Seguridad S.A.	131,602	749,105
Tecnicas Reunidas S.A.	17,434	732,113
Viscofan S.A.	12,476	762,416
Zardoya Otis S.A.	88,525	1,141,860

Total Spain		12,540,834
TOTAL COMMON STOCKS (Cost: $123,937,661)		124,711,034
PREFERRED STOCK – 0.2%
Spain – 0.2%
Grifols S.A., Class B (Cost: $281,280)	8,569	286,815
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.2%
United States – 1.2%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(b)
(Cost: $1,436,405)(c)	1,436,405	1,436,405
TOTAL INVESTMENTS IN SECURITIES – 100.5% (Cost: $125,655,346)		126,434,254
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (0.5)%		(605,151)

NET ASSETS – 100.0%		$125,829,103
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(c)

At March 31, 2015, the total market value of the Fund’s securities on loan was $2,573,225 and the total market value of the collateral held by the Fund was $2,705,419. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,269,014. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

CVA – Certificaten Van Aandelen (Certificate of Stock)

RSP – Risparmio Italian Savings Shares

See Notes to Financial Statements.

56	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments

WisdomTree Europe SmallCap Dividend Fund (DFE)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 99.1%
Austria – 2.0%
ams AG	89,825	$4,314,627
Austria Technologie & Systemtechnik AG	80,901	1,269,863
CAT Oil AG(a)	73,024	816,041
Lenzing AG	79,926	5,375,332
POLYTEC Holding AG	89,182	775,830
RHI AG(a)	108,177	3,183,388
Wienerberger AG(a)	103,525	1,653,333

Total Austria		17,388,414
Belgium – 3.4%
Barco N.V.(a)	41,748	2,484,885
Cie Maritime Belge S.A.(a)	47,129	696,990
Cofinimmo S.A.	112,296	13,164,130
Econocom Group S.A./N.V.(a)	155,568	1,232,382
EVS Broadcast Equipment S.A.	89,299	3,319,824
Fagron	83,126	3,236,749
Melexis N.V.	77,380	4,612,388
Recticel S.A.(a)	108,940	623,267

Total Belgium		29,370,615
Denmark – 2.2%
ALK-Abello A/S	8,396	900,434
DFDS A/S	42,246	4,488,182
IC Group A/S	28,171	654,056
NKT Holding A/S(a)	35,276	2,256,224
Schouw & Co.	69,911	3,346,803
SimCorp A/S(a)	126,383	4,142,514
Spar Nord Bank A/S	304,504	2,932,974

Total Denmark		18,721,187
Finland – 7.5%
Aktia Bank Oyj	110,649	1,304,830
Caverion Corp.	359,758	3,647,427
Citycon Oyj	1,094,812	3,555,703
Cramo Oyj(a)	154,553	2,758,752
F-Secure Oyj	508,266	1,468,410
HKScan Oyj Class A	181,555	1,136,792
Konecranes Oyj(a)	289,084	9,127,998
Lassila & Tikanoja Oyj	142,702	2,648,366
Metsa Board Oyj(a)	850,052	5,222,106
Outotec Oyj(a)	478,026	2,926,379
PKC Group Oyj	64,192	1,425,724
Powerflute Oyj	112,205	91,613
Raisio Oyj Class V(a)	287,069	1,242,497
Ramirent Oyj(a)	496,348	3,523,643
Sanoma Oyj(a)	438,253	2,414,607
Technopolis Oyj(a)	503,060	2,263,799
Tieto Oyj(a)	359,483	8,455,253
Tikkurila Oyj	195,668	3,738,521
Uponor Oyj	200,832	3,397,172
YIT Oyj(a)	620,440	3,408,392

Total Finland		63,757,984
France – 2.7%
Albioma S.A.	55,352	1,057,580
Alten S.A.	119,595	5,486,528
Altran Technologies S.A.	321,608	3,216,774
Assystem(a)	45,934	970,875
Derichebourg S.A.	436,571	1,338,175
Haulotte Group S.A.	35,468	587,769
IPSOS	126,144	3,523,799
Jacquet Metal Service	77,583	1,622,321
Lectra	104,295	1,467,368
Mersen	29,335	763,070
Saft Groupe S.A.	80,034	2,943,150

Total France		22,977,409
Germany – 8.4%
Aurelius AG	168,950	7,076,637
BayWa AG	64,064	2,509,308
Bechtle AG	49,541	3,541,459
Borussia Dortmund GmbH & Co. KGaA	209,652	794,612
CANCOM SE(a)	21,454	864,866
Cewe Stiftung & Co. KGAA	20,581	1,307,451
CompuGroup Medical AG	103,471	2,992,672
Delticom AG(a)	13,447	277,143
Deutz AG	151,245	636,753
Drillisch AG(a)	420,911	16,511,428
Elmos Semiconductor AG	42,491	824,630
Gerresheimer AG	60,013	3,310,355
Grammer AG	28,602	1,058,714
Hamburger Hafen und Logistik AG(a)	176,804	3,711,350
Indus Holding AG	74,697	3,720,815
Jenoptik AG	124,668	1,686,387
KUKA AG(a)	24,929	1,920,213
LPKF Laser & Electronics AG	40,528	453,770
NORMA Group SE	54,415	2,738,870
Pfeiffer Vacuum Technology AG	29,551	2,512,044
PNE Wind AG Registered Shares(a)	272,982	668,456
QSC AG(a)	472,277	990,611
Sixt SE	100,606	4,483,028
Stroeer Media SE	49,504	1,695,239
Vossloh AG(a)	11,477	703,585
VTG AG(a)	71,124	1,746,210
Wacker Neuson SE	131,863	3,294,808

Total Germany		72,031,414
Ireland – 3.0%
C&C Group PLC	949,712	3,891,263
FBD Holdings PLC(a)	5,412	58,270
Fyffes PLC	538,798	685,722
Grafton Group PLC	313,282	3,769,372
Greencore Group PLC	1,041,406	4,984,202
IFG Group PLC	593,412	1,204,543
Irish Continental Group PLC	666,576	2,970,995
Origin Enterprises PLC*	216,386	1,894,048
Total Produce PLC	1,192,637	1,434,599

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	57

Schedule of Investments (continued)

WisdomTree Europe SmallCap Dividend Fund (DFE)

March 31, 2015

Investments	Shares	Value
UDG Healthcare PLC	684,293	$4,799,814

Total Ireland		25,692,828
Italy – 10.1%
Amplifon SpA(a)	353,346	2,404,091
Ansaldo STS SpA	393,657	3,986,886
Ascopiave SpA	881,618	2,240,265
Astaldi SpA(a)	271,543	2,298,100
ASTM SpA	196,493	2,783,531
Banca IFIS SpA	294,687	6,155,803
Banca Popolare di Sondrio SCARL	601,642	2,747,486
Biesse SpA	70,539	1,210,626
Brunello Cucinelli SpA(a)	30,424	534,896
Cairo Communication SpA(a)	472,722	2,802,522
Cementir Holding SpA(a)	237,309	1,778,991
Danieli & C. Officine Meccaniche SpA	44,677	1,111,768
Danieli & C. Officine Meccaniche SpA RSP	98,840	1,641,143
Datalogic SpA	160,072	1,839,515
Edison SpA RSP	247,807	222,630
ERG SpA	858,533	11,221,520
Esprinet SpA	99,278	895,646
Falck Renewables SpA	1,359,427	1,756,409
Immobiliare Grande Distribuzione SIIQ SpA(a)	3,608,721	3,604,461
Industria Macchine Automatiche SpA	134,293	6,331,725
Interpump Group SpA	207,183	3,366,644
Iren SpA	7,030,632	9,634,944
Italmobiliare SpA RSP	39,522	838,321
MARR SpA(a)	316,444	5,420,779
Nice SpA	38,059	131,292
Reply SpA	17,426	1,704,984
Societa Cattolica di Assicurazioni SCRL	162,542	1,416,636
Trevi Finanziaria Industriale SpA(a)	152,903	474,261
UnipolSai SpA Class B RSP	1,827,925	5,359,511
Vittoria Assicurazioni SpA	33,258	346,475
Zignago Vetro SpA	43,705	266,614

Total Italy		86,528,475
Netherlands – 2.4%
BE Semiconductor Industries N.V.	159,794	5,125,392
BinckBank N.V.	471,464	3,837,643
Brunel International N.V.(a)	104,445	1,996,695
Corbion N.V.	99,277	1,885,103
Koninklijke Ten Cate N.V.(a)	68,556	1,549,157
TKH Group N.V. CVA	116,948	4,138,590
USG People N.V.	101,135	1,400,098
Wessanen	121,827	808,212

Total Netherlands		20,740,890
Norway – 2.2%
Austevoll Seafood ASA	637,191	3,407,692
Borregaard ASA	402,030	2,968,171
Norway Royal Salmon ASA	144,228	1,109,570
Opera Software ASA(a)	69,898	561,588
Protector Forsikring ASA	371,410	3,076,227
SpareBank 1 Nord Norge	466,459	2,361,495
SpareBank 1 SMN(a)	420,926	3,107,679
Spectrum ASA	82,905	362,107
Tomra Systems ASA	200,986	1,689,618

Total Norway		18,644,147
Portugal – 1.9%
Altri, SGPS, S.A.	539,895	2,301,413
CTT-Correios de Portugal S.A.	783,278	8,398,102
Mota-Engil, SGPS, S.A.	37,193	137,412
REN – Redes Energeticas Nacionais, SGPS, S.A.	1,644,634	4,825,631
Teixeira Duarte S.A.(a)	520,939	427,449

Total Portugal		16,090,007
Spain – 2.0%
Abengoa S.A.(a)	222,797	869,558
Cie Automotive S.A.(a)	291,983	4,341,649
Duro Felguera S.A.	757,110	2,984,209
Faes Farma S.A.	838,181	2,128,987
Laboratorios Farmaceuticos Rovi S.A.	92,918	1,628,636
Melia Hotels International S.A.(a)	100,614	1,239,982
Miquel y Costas & Miquel S.A.	42,344	1,500,755
Papeles y Cartones de Europa S.A.	375,755	2,042,017
Pescanova S.A.*†	3,781	0

Total Spain		16,735,793
Sweden – 14.6%
AddTech AB Class B	115,833	1,554,684
AF AB Class B	235,230	3,279,945
Atrium Ljungberg AB Class B	317,139	4,828,399
Avanza Bank Holding AB(a)	129,506	4,512,561
Axis Communications AB(a)	261,083	10,299,156
B&B Tools AB Class B	87,169	1,425,181
Betsson AB*	223,920	8,407,337
Bilia AB Class A	151,455	5,444,200
BioGaia AB Class B	74,079	1,696,489
Byggmax Group AB	382,473	2,660,975
Clas Ohlson AB Class B	295,838	4,811,113
Duni AB	281,254	4,052,134
Gunnebo AB	235,097	1,237,632
Haldex AB	118,072	1,783,255
HIQ International AB*	112,752	575,262
Holmen AB Class B	333,715	11,260,494
Industrial & Financial Systems Class B	77,248	2,516,995
Indutrade AB	107,513	4,930,559
Kungsleden AB	680,504	5,267,089
Loomis AB Class B	214,630	6,567,779
Mekonomen AB(a)	165,472	4,365,105
Net Entertainment NE AB Class B*	84,681	2,916,293
New Wave Group AB Class B	227,739	1,119,675
Nobia AB	456,774	4,035,943
Nolato AB Class B	134,102	3,242,127
Peab AB(a)	1,169,492	9,207,798
Platzer Fastigheter Holding AB Class B	54,222	245,205
Proffice AB Class B	263,688	721,591
Semcon AB	91,868	655,131
Skandinaviska Enskilda Banken AB Class C	212,795	2,541,484
SkiStar AB	160,239	1,983,466

See Notes to Financial Statements.

58	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree Europe SmallCap Dividend Fund (DFE)

March 31, 2015

Investments	Shares	Value
Svenska Handelsbanken AB Class B(a)	81,523	$3,715,022
Transmode AB	73,366	776,276
Wihlborgs Fastigheter AB	90,835	1,753,704

Total Sweden		124,390,059
Switzerland – 4.6%
Ascom Holding AG Registered Shares	112,642	1,942,503
Cembra Money Bank AG	163,949	10,060,085
EFG International AG*	240,752	2,974,389
Gategroup Holding AG*	38,264	1,294,113
Implenia AG Registered Shares	42,137	2,767,776
Kudelski S.A. Bearer Shares	137,795	1,695,306
Leonteq AG*(a)	9,825	3,363,340
Logitech International S.A. Registered Shares	394,108	5,213,928
Tecan Group AG Registered Shares	21,559	2,829,993
U-Blox AG*	8,379	1,466,519
Valiant Holding AG Registered Shares	67,900	5,739,308

Total Switzerland		39,347,260
United Kingdom – 32.1%
A.G.BARR PLC	173,779	1,572,358
Abcam PLC	308,267	2,221,758
Acacia Mining PLC	256,142	996,237
Al Noor Hospitals Group PLC	82,176	1,239,422
Alent PLC	532,666	2,962,124
Anite PLC	546,884	681,954
Bank of Georgia Holdings PLC	69,592	1,792,418
Betfair Group PLC	106,921	3,547,489
Big Yellow Group PLC	387,713	3,726,753
Bloomsbury Publishing PLC	239,675	543,481
Bodycote PLC	201,352	2,149,143
Bovis Homes Group PLC	184,949	2,560,244
Brammer PLC	158,879	943,424
Brewin Dolphin Holdings PLC	548,268	2,527,173
British Polythene Industries PLC	16,329	164,350
Cable & Wireless Communications PLC	8,908,136	8,060,112
Central Asia Metals PLC(a)	351,032	859,827
Chemring Group PLC(a)	257,546	797,152
Chesnara PLC	486,136	2,477,130
Chime Communications PLC	172,391	703,125
Cineworld Group PLC	507,087	3,613,302
Communisis PLC	386,259	305,337
Computacenter PLC	242,656	2,460,324
Concentric AB	147,374	1,969,475
Connect Group PLC	546,919	1,252,359
Consort Medical PLC	19,388	247,521
Costain Group PLC	187,652	877,494
Countrywide PLC	301,443	2,300,111
Cranswick PLC	96,217	1,961,114
Crest Nicholson Holdings PLC	392,576	2,480,892
CSR PLC	156,682	2,031,714
Dairy Crest Group PLC(a)	487,250	3,200,705
Dart Group PLC	70,951	381,283
Darty PLC(a)	731,309	711,087
De La Rue PLC(a)	289,666	2,386,553
Debenhams PLC(a)	4,608,349	5,151,348
Dechra Pharmaceuticals PLC	157,101	2,348,491
Development Securities PLC	220,744	760,252
Devro PLC(a)	462,752	1,962,976
Dialight PLC(a)	37,525	421,137
Dignity PLC	19,379	524,731
Diploma PLC	135,391	1,610,920
Domino Printing Sciences PLC	252,342	3,502,528
Domino’s Pizza Group PLC	375,323	4,320,833
E2V Technologies PLC	487,143	1,395,707
Electrocomponents PLC(a)	1,445,753	5,183,126
Elementis PLC	650,242	2,801,257
EMIS Group PLC	106,781	1,368,790
esure Group PLC	1,108,921	3,463,593
Fenner PLC	11,323	33,912
Ferrexpo PLC	1,073,387	1,003,870
Fidessa Group PLC	100,830	3,301,990
Foxtons Group PLC(a)	209,639	638,757
Galliford Try PLC	150,127	3,175,808
Genus PLC	84,585	1,719,006
Go-Ahead Group PLC	100,668	3,481,993
Greggs PLC	295,949	4,490,020
Halfords Group PLC	460,895	3,152,790
Hargreaves Services PLC	60,771	383,412
Headlam Group PLC	233,257	1,490,694
Helical Bar PLC	206,353	1,207,711
HellermannTyton Group PLC	227,872	1,130,857
Hill & Smith Holdings PLC	162,254	1,649,934
Hilton Food Group PLC	158,184	1,026,182
Hogg Robinson Group PLC	665,046	464,013
Homeserve PLC	630,687	3,582,114
Hunting PLC	241,939	1,760,955
Interserve PLC	234,614	2,020,051
ISG PLC	75,693	170,797
ITE Group PLC(a)	568,152	1,522,377
J D Wetherspoon PLC	135,349	1,511,966
James Fisher & Sons PLC	35,705	693,824
John Menzies PLC(a)	106,926	595,244
Johnson Service Group PLC	446,180	496,766
Kcom Group PLC	2,102,271	2,847,752
Keller Group PLC	103,958	1,463,780
Kier Group PLC	124,888	2,944,094
Laird PLC	778,378	3,881,335
Lavendon Group PLC	169,290	424,716
Lookers PLC	562,740	1,200,870
Low & Bonar PLC	859,187	736,580
LSL Property Services PLC	279,356	1,403,774
M&C Saatchi PLC	141,783	725,093
Marshalls PLC	404,269	1,668,383
Marston’s PLC(a)	2,102,004	4,752,411
McBride PLC*	178,838	246,238
Mears Group PLC	119,676	753,275
Micro Focus International PLC	322,172	5,648,306
Mitie Group PLC(a)	735,410	3,013,139

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	59

Schedule of Investments (concluded)

WisdomTree Europe SmallCap Dividend Fund (DFE)

March 31, 2015

Investments	Shares	Value
Moneysupermarket.com Group PLC(a)	1,681,576	$6,722,540
Morgan Advanced Materials PLC	525,879	2,658,174
Morgan Sindall Group PLC	92,499	1,079,981
National Express Group PLC	1,026,410	4,322,756
NCC Group PLC	224,190	652,308
NMC Health PLC	97,596	962,737
Northgate PLC	142,085	1,246,569
Novae Group PLC	191,376	2,028,459
Numis Corp. PLC	281,119	991,138
Oxford Instruments PLC	3,080	38,247
Pace PLC	174,175	892,042
Partnership Assurance Group PLC	757,887	1,597,619
PayPoint PLC	115,857	1,410,317
Pendragon PLC	1,626,003	947,418
Photo-Me International PLC	627,666	1,369,703
Polar Capital Holdings PLC	183,421	1,007,468
Premier Farnell PLC	1,415,357	3,887,033
Rank Group PLC	761,862	2,104,763
Redde PLC	565,918	930,417
Redrow PLC	221,046	1,179,346
Renishaw PLC	117,379	4,255,167
Restaurant Group PLC (The)(a)	368,465	3,683,955
Ricardo PLC	41,963	485,583
RPC Group PLC	428,142	3,686,348
RPS Group PLC	224,168	749,748
RWS Holdings PLC	338,507	778,897
Safestore Holdings PLC	375,201	1,622,223
Savills PLC	231,832	2,794,537
Schroders PLC Non-Voting Shares	103,371	3,727,406
Senior PLC	453,190	2,187,819
Shanks Group PLC	632,624	993,131
SIG PLC	636,245	1,917,348
Speedy Hire PLC	417,983	443,655
Spirent Communications PLC	1,207,766	1,564,331
Spirit Pub Co. PLC	1,427,977	2,408,131
St. Ives PLC	231,174	579,971
St. Modwen Properties PLC	180,040	1,187,746
SThree PLC	174,281	900,994
Synergy Health PLC	76,627	2,644,754
Synthomer PLC(a)	658,663	3,015,492
Ted Baker PLC	51,882	1,925,472
Telecom Plus PLC(a)	47,407	612,269
Topps Tiles PLC	231,281	399,988
TT electronics PLC	260,613	516,485
Tullett Prebon PLC	958,430	5,312,699
Tyman PLC	210,905	980,750
Unite Group PLC (The)	219,184	1,905,093
UTV Media PLC	123,872	312,610
Vertu Motors PLC	475,308	391,605
Vesuvius PLC	507,730	3,701,547
WH Smith PLC	244,856	4,721,722
WS Atkins PLC	121,828	2,309,503
Xaar PLC	61,908	378,638
Xchanging PLC	382,690	771,201

Total United Kingdom		273,831,276
TOTAL COMMON STOCKS (Cost: $914,743,162)		846,247,758
EXCHANGE-TRADED FUND – 0.1%
United States – 0.1%
WisdomTree International MidCap Dividend Fund(a)(b)
(Cost: $917,431)	15,957	940,186
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 10.6%
United States – 10.6%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c)
(Cost: $90,144,093)(d)	90,144,093	90,144,093
TOTAL INVESTMENTS IN SECURITIES – 109.8% (Cost: $1,005,804,686)		937,332,037
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (9.8)%		(83,457,637)

NET ASSETS – 100.0%		$853,874,400
*	Non-income producing security.

†	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $0, which represents 0.0% of net assets.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Affiliated company (See Note 7).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $91,707,559 and the total market value of the collateral held by the Fund was $96,670,542. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $6,526,449. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

CVA – Certificaten Van Aandelen (Certificate of Stock)

RSP – Risparmio Italian Savings Shares

See Notes to Financial Statements.

60	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments

WisdomTree Germany Hedged Equity Fund (DXGE)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 99.6%
Germany – 99.6%
Aerospace & Defense – 0.6%
MTU Aero Engines AG	18,368	$1,801,490
Air Freight & Logistics – 3.1%
Deutsche Post AG Registered Shares	286,198	8,943,121
Auto Components – 2.2%
Continental AG	24,844	5,878,143
ElringKlinger AG	7,554	227,083
Leoni AG	4,083	258,592

Total Auto Components		6,363,818
Automobiles – 16.3%
Bayerische Motoren Werke AG	137,701	17,221,887
Daimler AG Registered Shares(a)	189,736	18,284,856
Volkswagen AG	46,900	12,091,458

Total Automobiles		47,598,201
Capital Markets – 2.8%
Aurelius AG	9,823	411,446
Deutsche Bank AG Registered Shares	220,085	7,648,972

Total Capital Markets		8,060,418
Chemicals – 10.8%
BASF SE	154,023	15,309,681
Evonik Industries AG	140,931	5,025,147
K+S AG Registered Shares	43,905	1,433,952
LANXESS AG	21,392	1,140,134
Linde AG	29,922	6,094,634
Symrise AG	33,651	2,126,546
Wacker Chemie AG(a)	2,213	256,096

Total Chemicals		31,386,190
Commercial Services & Supplies – 0.4%
Bilfinger SE(a)	20,476	1,187,746
Construction & Engineering – 0.6%
Hochtief AG	22,532	1,707,991
Construction Materials – 0.7%
HeidelbergCement AG	24,058	1,907,124
Diversified Financial Services – 1.8%
Deutsche Boerse AG	64,481	5,267,351
Diversified Telecommunication Services – 6.4%
Deutsche Telekom AG Registered Shares	1,025,027	18,769,981
Food Products – 0.6%
Suedzucker AG(a)	144,899	1,774,085
Health Care Equipment & Supplies – 0.1%
Carl Zeiss Meditec AG Bearer Shares(a)	12,451	325,550
Health Care Providers & Services – 3.2%
Celesio AG	42,389	1,251,959
Fresenius Medical Care AG & Co. KGaA	51,003	4,243,042
Fresenius SE & Co. KGaA	63,214	3,774,106

Total Health Care Providers & Services		9,269,107
Hotels, Restaurants & Leisure – 0.5%
TUI AG	82,849	1,455,709
Household Products – 1.4%
Henkel AG & Co. KGaA	38,451	3,971,884
Industrial Conglomerates – 5.1%
Indus Holding AG	5,511	274,514
Rheinmetall AG	2,413	116,633
Siemens AG Registered Shares	134,502	14,546,629

Total Industrial Conglomerates		14,937,776
Insurance – 12.6%
Allianz SE Registered Shares	105,952	18,417,302
Hannover Rueck SE	50,298	5,196,727
Muenchener Rueckversicherungs – Gesellschaft AG Registered Shares	61,672	13,296,818

Total Insurance		36,910,847
Internet & Catalog Retail – 0.1%
Takkt AG	11,527	211,017
IT Services – 0.1%
Bechtle AG	2,847	203,519
Wirecard AG	3,167	133,877

Total IT Services		337,396
Life Sciences Tools & Services – 0.1%
Gerresheimer AG	2,975	164,103
Machinery – 3.9%
Deutz AG	10,045	42,290
DMG MORI SEIKI AG Bearer Shares	41,682	1,369,853
Duerr AG	17,534	1,930,230
GEA Group AG	45,514	2,201,646
KION Group AG	7,802	319,714
Krones AG	3,160	328,965
KUKA AG(a)	1,676	129,098
MAN SE	41,872	4,407,110
NORMA Group SE	4,167	209,738
Pfeiffer Vacuum Technology AG	2,489	211,583
Vossloh AG(a)	742	45,488
Wacker Neuson SE	12,273	306,660

Total Machinery		11,502,375
Media – 1.0%
Axel Springer SE	43,017	2,541,014
CTS Eventim AG & Co. KGaA	9,862	310,339

Total Media		2,851,353
Metals & Mining – 0.6%
Aurubis AG(a)	28,383	1,608,606
Salzgitter AG	2,790	81,159

Total Metals & Mining		1,689,765
Multi-Utilities – 4.7%
E.ON SE	638,053	9,514,956
RWE AG	161,409	4,122,339

Total Multi-Utilities		13,637,295

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	61

Schedule of Investments (concluded)

WisdomTree Germany Hedged Equity Fund (DXGE)

March 31, 2015

Investments	Shares	Value
Personal Products – 0.8%
Beiersdorf AG(a)	27,261	$2,368,615
Pharmaceuticals – 8.8%
Bayer AG Registered Shares	121,847	18,314,366
Merck KGaA	57,366	6,441,436
Stada Arzneimittel AG	30,051	1,003,584

Total Pharmaceuticals		25,759,386
Road & Rail – 0.1%
Sixt SE	7,624	339,727
Semiconductors & Semiconductor Equipment – 0.7%
Infineon Technologies AG	182,335	2,179,563
Software – 4.5%
SAP SE	167,166	12,124,081
Software AG	38,277	996,905

Total Software		13,120,986
Specialty Retail – 0.7%
Fielmann AG	29,941	2,007,216
Technology Hardware, Storage & Peripherals – 0.4%
Wincor Nixdorf AG	24,071	1,130,777
Textiles, Apparel & Luxury Goods – 2.0%
adidas AG	37,826	2,993,664
Gerry Weber International AG(a)	6,707	231,947
Hugo Boss AG	22,675	2,757,971

Total Textiles, Apparel & Luxury Goods		5,983,582
Thrifts & Mortgage Finance – 0.4%
Aareal Bank AG	29,954	1,264,143
Trading Companies & Distributors – 0.8%
BayWa AG	4,638	181,665
Brenntag AG	36,979	2,214,532

Total Trading Companies & Distributors		2,396,197
Transportation Infrastructure – 0.7%
Fraport AG Frankfurt Airport Services Worldwide	29,239	1,748,187
Hamburger Hafen und Logistik AG	12,260	257,354

Total Transportation Infrastructure		2,005,541
TOTAL COMMON STOCKS (Cost: $285,830,370)		290,587,426
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.9%
United States – 1.9%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(b)
(Cost: $5,574,643)(c)	5,574,643	5,574,643
TOTAL INVESTMENTS IN SECURITIES – 101.5% (Cost: $291,405,013)		296,162,069
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (1.5)%		(4,346,281)

NET ASSETS – 100.0%		$291,815,788
(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(c)

At March 31, 2015, the total market value of the Fund’s securities on loan was $5,644,483 and the total market value of the collateral held by the Fund was $5,935,240. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $360,597. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

62	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments

WisdomTree International Dividend ex-Financials Fund (DOO)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 99.4%
Australia – 8.5%
BHP Billiton Ltd.	149,406	$3,541,725
Rio Tinto Ltd.	94,243	4,120,385
Telstra Corp., Ltd.	1,549,432	7,469,076
Wesfarmers Ltd.	154,068	5,174,103
Woodside Petroleum Ltd.	153,846	4,057,159
Woolworths Ltd.(a)	147,021	3,312,220

Total Australia		27,674,668
Austria – 0.8%
OMV AG	93,314	2,561,603
China – 2.8%
China Mobile Ltd.	439,500	5,736,762
CNOOC Ltd.	2,398,000	3,389,902

Total China		9,126,664
Denmark – 0.6%
Coloplast A/S Class B	24,900	1,882,893
Finland – 1.6%
Fortum Oyj	240,593	5,054,241
France – 10.2%
Bouygues S.A.	105,065	4,123,165
Casino Guichard Perrachon S.A.	25,169	2,230,910
Electricite de France S.A.	150,056	3,600,316
GDF Suez	264,029	5,219,052
Orange S.A.	393,359	6,322,225
Sanofi	32,750	3,233,499
Total S.A.	70,852	3,521,297
Vivendi S.A.*	199,924	4,965,361

Total France		33,215,825
Germany – 5.5%
BASF SE	28,015	2,784,654
Bayer AG Registered Shares	13,929	2,093,616
Bayerische Motoren Werke AG	23,476	2,936,079
Daimler AG Registered Shares(a)	39,630	3,819,143
Evonik Industries AG	88,551	3,157,444
Infineon Technologies AG	104,813	1,252,894
SAP SE	23,846	1,729,483

Total Germany		17,773,313
Hong Kong – 0.7%
SJM Holdings Ltd.(a)	1,706,000	2,231,230
Israel – 1.1%
Teva Pharmaceutical Industries Ltd.	58,713	3,685,157
Italy – 3.7%
Atlantia SpA	128,810	3,382,459
Eni SpA	218,975	3,793,439
Snam SpA	965,177	4,685,431

Total Italy		11,861,329
Japan – 11.1%
Astellas Pharma, Inc.	167,400	2,746,379
Canon, Inc.	117,300	4,155,017
FUJIFILM Holdings Corp.	68,800	2,453,393
Hitachi Ltd.(a)	223,000	1,530,737
Hoya Corp.	71,800	2,884,274
ITOCHU Corp.(a)	310,100	3,365,396
Kyocera Corp.	37,800	2,077,779
Mitsui & Co., Ltd.	245,800	3,303,978
Murata Manufacturing Co., Ltd.	16,800	2,316,348
Nissan Motor Co., Ltd.(a)	349,700	3,569,171
Takeda Pharmaceutical Co., Ltd.(a)	83,400	4,171,912
Toyota Motor Corp.(a)	50,500	3,530,052

Total Japan		36,104,436
Netherlands – 4.0%
Koninklijke Ahold N.V.	196,649	3,875,537
Koninklijke DSM N.V.	42,566	2,375,854
Reed Elsevier N.V.	139,784	3,481,468
Unilever N.V. CVA	77,859	3,254,093

Total Netherlands		12,986,952
Norway – 2.0%
Statoil ASA	138,983	2,462,654
Telenor ASA	201,593	4,074,834

Total Norway		6,537,488
Portugal – 1.4%
EDP-Energias de Portugal S.A.	1,178,999	4,412,862
Singapore – 2.2%
Keppel Corp., Ltd.	434,000	2,847,562
Singapore Telecommunications Ltd.	1,374,000	4,387,344

Total Singapore		7,234,906
Spain – 7.1%
Abertis Infraestructuras S.A.	188,363	3,405,751
ACS Actividades de Construccion y Servicios S.A.	103,085	3,653,537
Amadeus IT Holding S.A. Class A	38,190	1,639,001
Endesa S.A.	134,299	2,596,267
Gas Natural SDG S.A.	144,156	3,238,133
Repsol S.A.	177,741	3,309,144
Telefonica S.A.	353,213	5,030,190

Total Spain		22,872,023
Sweden – 4.6%
Hennes & Mauritz AB Class B	78,576	3,184,387
Sandvik AB(a)	255,477	2,857,214
Telefonaktiebolaget LM Ericsson Class B	294,518	3,701,944
TeliaSonera AB	825,112	5,243,028

Total Sweden		14,986,573
Switzerland – 7.6%
Givaudan S.A. Registered Shares*	2,017	3,658,966
Kuehne + Nagel International AG Registered Shares	35,376	5,262,877
Nestle S.A. Registered Shares	38,152	2,883,102
Novartis AG Registered Shares	34,937	3,458,450
Roche Holding AG Bearer Shares	10,297	2,819,934
Swisscom AG Registered Shares	7,838	4,555,288

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	63

Schedule of Investments (concluded)

WisdomTree International Dividend ex-Financials Fund (DOO)

March 31, 2015

Investments	Shares	Value
Transocean Ltd.(a)	131,864	$1,908,790

Total Switzerland		24,547,407
United Kingdom – 23.9%
Anglo American PLC	151,061	2,269,412
Antofagasta PLC	533,979	5,806,472
AstraZeneca PLC	63,871	4,386,688
BAE Systems PLC	677,376	5,264,135
BHP Billiton PLC	123,521	2,701,913
BP PLC	514,159	3,333,198
British American Tobacco PLC	65,756	3,405,294
Centrica PLC	954,690	3,585,613
GlaxoSmithKline PLC	188,159	4,318,322
Imperial Tobacco Group PLC	97,317	4,280,563
National Grid PLC	358,662	4,603,958
Pearson PLC	232,314	5,004,069
Reed Elsevier PLC	191,714	3,298,510
Rio Tinto PLC	81,824	3,367,088
Royal Dutch Shell PLC Class A	108,006	3,219,527
Sky PLC	251,132	3,701,961
SSE PLC	215,565	4,793,697
Unilever PLC	77,929	3,256,552
Vodafone Group PLC	2,060,527	6,743,245

Total United Kingdom		77,340,217
TOTAL COMMON STOCKS (Cost: $329,352,776)		322,089,787
RIGHTS – 0.0%
Spain – 0.0%
Telefonica S.A., expiring 4/10/15* (Cost $0)	353,213	56,903
EXCHANGE-TRADED FUND – 0.1%
United States – 0.1%
WisdomTree International LargeCap Dividend Fund(a)(b)
(Cost: $229,157)	4,453	217,173
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.8%
United States – 3.8%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c)
(Cost: $12,392,192)(d)	12,392,192	12,392,192
TOTAL INVESTMENTS IN SECURITIES – 103.3% (Cost: $341,974,125)		334,756,055
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (3.3)%		(10,673,535)

NET ASSETS – 100.0%		$324,082,520

*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Affiliated company (See Note 7).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $13,466,847 and the total market value of the collateral held by the Fund was $14,155,772. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,763,580. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

CVA – Certificaten Van Aandelen (Certificate of Stock)

See Notes to Financial Statements.

64	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments

WisdomTree International Hedged Dividend Growth Fund (IHDG)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 99.0%
Australia – 7.0%
Ainsworth Game Technology Ltd.(a)	28,151	$62,152
Ansell Ltd.	10,262	215,982
BHP Billiton Ltd.	327,616	7,766,259
Brambles Ltd.	111,696	983,004
Crown Resorts Ltd.(a)	45,370	463,410
CSL Ltd.	16,803	1,182,513
DuluxGroup Ltd.	39,314	192,217
Flight Centre Travel Group Ltd.(a)	10,345	313,356
Fortescue Metals Group Ltd.(a)	455,879	682,607
iiNET Ltd.(a)	20,060	135,318
Incitec Pivot Ltd.	173,327	538,922
Magellan Financial Group Ltd.	17,114	256,778
Mineral Resources Ltd.(a)	41,449	213,739
NIB Holdings Ltd.	95,124	268,879
PanAust Ltd.	67,970	89,312
Ramsay Health Care Ltd.	12,209	627,152
Super Retail Group Ltd.	25,669	188,450
TPG Telecom Ltd.(a)	32,581	228,244

Total Australia		14,408,294
Belgium – 5.0%
Anheuser-Busch InBev N.V.	79,433	9,708,394
Colruyt S.A.	9,053	394,167
Melexis N.V.	2,600	154,978

Total Belgium		10,257,539
China – 4.8%
China Everbright International Ltd.	147,000	246,105
China Overseas Land & Investment Ltd.	372,000	1,201,927
China Resources Power Holdings Co., Ltd.	340,000	853,393
China South City Holdings Ltd.	310,000	101,560
CITIC Telecom International Holdings Ltd.	304,000	109,397
CNOOC Ltd.	3,654,000	5,165,431
Dah Chong Hong Holdings Ltd.(a)	302,000	148,798
Franshion Properties China Ltd.	918,000	278,252
Guangdong Investment Ltd.	306,000	400,998
Lenovo Group Ltd.(a)	414,000	604,469
Sun Art Retail Group Ltd.(a)	597,000	519,763
Yuexiu Property Co., Ltd.	1,216,000	238,399

Total China		9,868,492
Denmark – 3.0%
GN Store Nord A/S(a)	3,676	82,018
Novo Nordisk A/S Class B	102,028	5,456,356
Novozymes A/S Class B	5,814	265,792
Pandora A/S	3,974	361,922
SimCorp A/S(a)	4,590	150,449

Total Denmark		6,316,537
Finland – 0.7%
Kone Oyj Class B	33,353	1,478,695
France – 7.5%
Airbus Group N.V.	23,406	1,519,343
Bureau Veritas S.A.	21,730	466,527
Dassault Systemes	5,098	345,707
Essilor International S.A.	5,482	628,803
Eutelsat Communications S.A.	21,100	698,764
Iliad S.A.	306	71,414
L’Oreal S.A.	23,421	4,310,163
LVMH Moet Hennessy Louis Vuitton SE	22,084	3,893,344
Plastic Omnium S.A.	5,349	141,236
Publicis Groupe S.A.	8,103	625,109
Safran S.A.	18,962	1,323,737
Societe BIC S.A.	3,060	435,453
Technip S.A.	5,573	337,397
Valeo S.A.	3,055	456,233
Zodiac Aerospace	9,168	303,565

Total France		15,556,795
Germany – 12.2%
adidas AG	9,339	739,117
BASF SE	58,668	5,831,521
Beiersdorf AG	4,767	414,188
Bilfinger SE(a)	3,512	203,720
Brenntag AG	7,186	430,342
Continental AG	6,080	1,438,541
CTS Eventim AG & Co. KGaA	3,820	120,209
Deutsche Post AG Registered Shares	72,763	2,273,700
ElringKlinger AG	3,827	115,044
Evonik Industries AG	33,037	1,177,993
Hamburger Hafen und Logistik AG	6,885	144,525
Hugo Boss AG	5,043	613,383
Infineon Technologies AG	35,383	422,955
Leoni AG	1,981	125,464
NORMA Group SE	1,678	84,459
ProSiebenSat.1 Media AG Registered Shares	19,609	962,550
SAP SE	44,328	3,214,986
Siemens AG Registered Shares	54,480	5,892,108
Software AG	4,589	119,518
Symrise AG	4,121	260,423
Takkt AG	6,576	120,382
United Internet AG Registered Shares	6,732	306,595
Wincor Nixdorf AG	3,521	165,405

Total Germany		25,177,128
Hong Kong – 1.6%
Hong Kong & China Gas Co., Ltd.	451,000	1,043,582
Hong Kong Exchanges and Clearing Ltd.	54,300	1,330,702
Melco International Development Ltd.(a)	17,000	28,636
SJM Holdings Ltd.(a)	606,000	792,571
Techtronic Industries Co., Ltd.	29,000	98,000

Total Hong Kong		3,293,491
Ireland – 0.3%
Dragon Oil PLC	25,865	223,149
Kingspan Group PLC	8,402	159,134
Paddy Power PLC	1,966	168,306

Total Ireland		550,589

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	65

Schedule of Investments (continued)

WisdomTree International Hedged Dividend Growth Fund (IHDG)

March 31, 2015

Investments	Shares	Value
Israel – 0.4%
Israel Chemicals Ltd.	109,796	$781,358
Italy – 1.1%
Brembo SpA	3,459	141,243
Brunello Cucinelli SpA(a)	4,434	77,956
Luxottica Group SpA	15,437	979,839
Pirelli & C. SpA	30,019	498,436
Recordati SpA	12,048	225,148
Salvatore Ferragamo SpA	7,646	244,876
Tod’s SpA(a)	1,987	180,326

Total Italy		2,347,824
Japan – 9.1%
Astellas Pharma, Inc.	93,900	1,540,531
FANUC Corp.	4,700	1,028,768
Fast Retailing Co., Ltd.(a)	1,800	697,861
Fuji Heavy Industries Ltd.	29,200	971,751
Hitachi Ltd.(a)	152,000	1,043,372
Isuzu Motors Ltd.	31,000	412,946
Japan Tobacco, Inc.	104,200	3,302,165
JGC Corp.	10,000	199,166
KDDI Corp.	114,300	2,592,897
Kubota Corp.	50,200	796,586
Makita Corp.	4,200	218,537
Marubeni Corp.(a)	122,400	710,364
Murata Manufacturing Co., Ltd.	6,840	943,084
Nabtesco Corp.	4,600	133,483
NGK Spark Plug Co., Ltd.(a)	5,200	140,054
Nomura Research Institute Ltd.	11,700	440,976
Oracle Corp.	5,800	250,040
Sanrio Co., Ltd.(a)	4,700	125,999
Santen Pharmaceutical Co., Ltd.	14,500	211,590
Seiko Epson Corp.	9,600	170,587
Shionogi & Co., Ltd.	15,500	517,636
SoftBank Corp.	14,000	814,843
Start Today Co., Ltd.	2,900	76,535
Sumitomo Metal Mining Co., Ltd.	30,000	439,900
Sysmex Corp.	2,700	150,169
Unicharm Corp.	10,900	286,486
Yahoo Japan Corp.	122,400	506,236

Total Japan		18,722,562
Netherlands – 4.1%
ASML Holding N.V.	8,990	915,222
Heineken N.V.	18,487	1,410,303
Koninklijke Ahold N.V.	67,249	1,325,336
Unilever N.V. CVA	114,854	4,800,288

Total Netherlands		8,451,149
New Zealand – 0.2%
Fisher & Paykel Healthcare Corp., Ltd.	36,720	181,189
Mainfreight Ltd.(a)	9,985	115,836
Ryman Healthcare Ltd.	14,365	84,455

Total New Zealand		381,480
Norway – 2.0%
Schibsted ASA	2,444	141,683
Telenor ASA	149,726	3,026,438
Yara International ASA	18,179	924,841

Total Norway		4,092,962
Portugal – 0.2%
Jeronimo Martins, SGPS, S.A.	33,545	421,520
Singapore – 1.8%
First Resources Ltd.(a)	90,400	124,558
Frasers Centrepoint Ltd.	152,000	195,028
Olam International Ltd.	77,800	112,585
OSIM International Ltd.	45,800	65,443
Sembcorp Industries Ltd.	122,000	375,330
Sembcorp Marine Ltd.(a)	152,000	323,569
SIA Engineering Co., Ltd.(a)	107,000	312,802
Singapore Exchange Ltd.	106,000	629,030
Singapore Post Ltd.(a)	153,000	218,619
Singapore Technologies Engineering Ltd.(a)	259,300	657,843
StarHub Ltd.(a)	167,200	530,233
Super Group Ltd.(a)	108,000	117,314

Total Singapore		3,662,354
Spain – 2.9%
Amadeus IT Holding S.A. Class A	18,640	799,973
Distribuidora Internacional de Alimentacion S.A.	31,198	244,129
Grifols S.A. Class A	3,057	131,263
Inditex S.A.	132,500	4,252,072
Obrascon Huarte Lain S.A.(a)	5,966	127,093
Tecnicas Reunidas S.A.	3,979	167,092
Viscofan S.A.	3,977	243,037

Total Spain		5,964,659
Sweden – 4.2%
AddTech AB Class B	10,710	143,747
Assa Abloy AB Class B	14,368	856,344
Atlas Copco AB Class A	51,488	1,667,500
Atlas Copco AB Class B	20,646	610,231
Betsson AB*	4,559	171,173
Getinge AB Class B(a)	13,447	333,055
Hennes & Mauritz AB Class B	109,422	4,434,458
Hexagon AB Class B	10,655	378,804
Hexpol AB	1,391	140,244

Total Sweden		8,735,556
Switzerland – 12.4%
ABB Ltd. Registered Shares*	158,214	3,360,398
Adecco S.A. Registered Shares*	10,415	868,542
Cie Financiere Richemont S.A. Registered Shares	12,820	1,033,467
EMS-Chemie Holding AG Registered Shares	1,371	559,311
Geberit AG Registered Shares	1,983	745,182
Givaudan S.A. Registered Shares*	605	1,097,509
Partners Group Holding AG	1,683	503,358
Roche Holding AG Bearer Shares	9,455	2,589,344
Roche Holding AG Genusschein	40,644	11,218,631
SGS S.A. Registered Shares	492	942,160

See Notes to Financial Statements.

66	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (concluded)

WisdomTree International Hedged Dividend Growth Fund (IHDG)

March 31, 2015

Investments	Shares	Value
Sonova Holding AG Registered Shares	1,988	$276,924
Straumann Holding AG Registered Shares	611	167,328
Swatch Group AG (The) Bearer Shares	918	389,486
Syngenta AG Registered Shares	5,671	1,930,814

Total Switzerland		25,682,454
United Kingdom – 18.5%
Abcam PLC	3,823	27,553
Admiral Group PLC	15,591	354,116
Aggreko PLC	10,107	229,109
Amec Foster Wheeler PLC	17,566	236,125
ARM Holdings PLC	17,107	280,619
Ashtead Group PLC	9,332	150,170
Bellway PLC	6,580	193,504
Berkeley Group Holdings PLC	15,150	593,516
BG Group PLC	79,689	980,694
BHP Billiton PLC	130,354	2,851,379
Bodycote PLC	12,233	130,570
Booker Group PLC	75,725	163,787
British American Tobacco PLC	124,101	6,426,796
Diageo PLC	103,920	2,868,639
Dunelm Group PLC	11,006	137,243
Elementis PLC	23,085	99,451
Fresnillo PLC	14,676	148,693
GlaxoSmithKline PLC	319,305	7,328,173
Hargreaves Lansdown PLC	13,473	230,408
Hikma Pharmaceuticals PLC	4,438	140,329
Howden Joinery Group PLC	22,899	150,796
IMI PLC	14,366	271,911
ITV PLC	136,434	512,215
John Wood Group PLC	12,386	116,758
Johnson Matthey PLC	6,731	338,335
Marks & Spencer Group PLC	101,114	803,056
Michael Page International PLC	21,554	166,864
Micro Focus International PLC	10,291	180,421
Morgan Advanced Materials PLC	25,651	129,659
N Brown Group PLC	20,645	97,520
Next PLC	5,200	542,288
Persimmon PLC*	26,940	665,075
Reckitt Benckiser Group PLC	31,408	2,704,262
Restaurant Group PLC (The)	14,520	145,173
Rightmove PLC	2,292	101,972
Rolls-Royce Holdings PLC*	60,224	852,007
Rotork PLC	3,669	134,968
Sky PLC	95,353	1,405,608
Smith & Nephew PLC	27,530	467,533
Spectris PLC	4,893	156,895
Spirax-Sarco Engineering PLC	3,975	201,220
Taylor Wimpey PLC	56,474	129,861
Telecity Group PLC	9,026	117,242
Travis Perkins PLC	10,549	305,370
Unilever PLC	70,755	2,956,760
Victrex PLC	5,201	144,767
Weir Group PLC (The)	7,190	181,557
Whitbread PLC	5,815	452,768
William Hill PLC	57,608	317,190

Total United Kingdom		38,320,925
TOTAL COMMON STOCKS (Cost: $204,198,987)		204,472,363
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.5%
United States – 2.5%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(b)
(Cost: $5,100,775)(c)	5,100,775	5,100,775
TOTAL INVESTMENTS IN SECURITIES – 101.5% (Cost: $209,299,762)		209,573,138
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (1.5)%		(3,120,671)

NET ASSETS – 100.0%		$206,452,467
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(c)

At March 31, 2015, the total market value of the Fund’s securities on loan was $5,145,269 and the total market value of the collateral held by the Fund was $5,438,176. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $337,401. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

CVA	– Certificaten Van Aandelen (Certificate of Stock)

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	67

Schedule of Investments

WisdomTree International LargeCap Dividend Fund (DOL)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 99.4%
Australia – 10.6%
AMP Ltd.	91,310	$449,231
Australia & New Zealand Banking Group Ltd.	166,454	4,659,236
BHP Billiton Ltd.	142,512	3,378,300
Brambles Ltd.	35,298	310,647
Commonwealth Bank of Australia	98,156	7,003,719
CSL Ltd.	10	704
Macquarie Group Ltd.	14,859	870,322
National Australia Bank Ltd.	150,826	4,441,867
Origin Energy Ltd.	14,673	126,779
QBE Insurance Group Ltd.	27,465	273,604
Rio Tinto Ltd.	17,967	785,533
Suncorp Group Ltd.	70,116	723,129
Telstra Corp., Ltd.	896,722	4,322,671
Wesfarmers Ltd.	64,582	2,168,873
Westpac Banking Corp.	205,373	6,178,514
Woodside Petroleum Ltd.	31,809	838,853
Woolworths Ltd.(a)	57,011	1,284,395

Total Australia		37,816,377
Austria – 0.1%
Erste Group Bank AG	9,207	226,788
OMV AG	3,221	88,421

Total Austria		315,209
Belgium – 1.3%
Anheuser-Busch InBev N.V.	35,036	4,282,141
Solvay S.A.	3,237	467,768

Total Belgium		4,749,909
China – 4.1%
BOC Hong Kong Holdings Ltd.(a)	357,715	1,275,733
China Mobile Ltd.	753,486	9,835,198
China Overseas Land & Investment Ltd.	166,000	536,344
China Unicom Hong Kong Ltd.	211,522	321,933
CNOOC Ltd.	1,738,529	2,457,649

Total China		14,426,857
Denmark – 0.8%
AP Moeller – Maersk A/S Class B(a)	104	217,389
Coloplast A/S Class B	3,385	255,967
Danske Bank A/S	5,127	135,251
Novo Nordisk A/S Class B	41,635	2,226,599

Total Denmark		2,835,206
Finland – 0.7%
Fortum Oyj(a)	58,589	1,230,804
Kone Oyj Class B	20,582	912,497
Sampo Oyj Class A	10,204	515,297

Total Finland		2,658,598
France – 11.5%
Air Liquide S.A.	9,089	1,169,438
Airbus Group N.V.	14,726	955,902
AXA S.A.	84,532	2,129,417
BNP Paribas S.A.	25,796	1,567,266
Bouygues S.A.	9,484	372,190
Bureau Veritas S.A.	8,760	188,071
Carrefour S.A.	33,913	1,132,377
Casino Guichard Perrachon S.A.	6,606	585,537
Christian Dior SE	2,828	533,800
Cie de Saint-Gobain	17,885	785,531
Cie Generale des Etablissements Michelin	3,784	376,368
Credit Agricole S.A.	24,168	354,954
Danone S.A.	14,201	955,072
Dassault Systemes	2,065	140,032
Electricite de France S.A.	75,847	1,819,809
Essilor International S.A.	3,334	382,420
GDF Suez	156,058	3,084,793
Kering	2,911	568,382
L’Oreal S.A.	8,498	1,563,886
Lafarge S.A.	1,855	120,233
LVMH Moet Hennessy Louis Vuitton SE	9,266	1,633,568
Natixis S.A.	66,253	495,315
Orange S.A.	198,890	3,196,641
Pernod Ricard S.A.	6,001	709,925
Publicis Groupe S.A.	2,351	181,369
Renault S.A.	5,553	505,561
Safran S.A.	10,627	741,871
Sanofi	42,815	4,227,244
Schneider Electric SE	14,723	1,144,034
Societe Generale S.A.	9,197	444,195
Sodexo S.A.	2,276	221,929
Total S.A.(a)	104,793	5,208,142
Unibail-Rodamco SE(a)	2,033	548,153
Vinci S.A.	21,801	1,246,341
Vivendi S.A.*	56,536	1,404,142

Total France		40,693,908
Germany – 9.0%
adidas AG	6,147	486,492
Allianz SE Registered Shares	13,874	2,411,674
BASF SE	29,016	2,884,152
Bayer AG Registered Shares	19,125	2,874,607
Bayerische Motoren Werke AG	19,324	2,416,800
Continental AG	2,291	542,056
Daimler AG Registered Shares	40,678	3,920,138
Deutsche Bank AG Registered Shares(a)	7,426	258,088
Deutsche Boerse AG	7,978	651,710
Deutsche Post AG Registered Shares	53,637	1,676,050
Deutsche Telekom AG Registered Shares	190,210	3,483,067
E.ON SE	14,677	218,871
Evonik Industries AG	12,869	458,867
Fresenius Medical Care AG & Co. KGaA	9	749
Infineon Technologies AG	10,947	130,856
Linde AG	5,368	1,093,376
Merck KGaA	1,200	134,744
Muenchener Rueckversicherungs-Gesellschaft AG Registered Shares	9,323	2,010,089
RWE AG	15,729	401,714
SAP SE	19,348	1,403,256

See Notes to Financial Statements.

68	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree International LargeCap Dividend Fund (DOL)

March 31, 2015

Investments	Shares	Value
Siemens AG Registered Shares	27,520	$2,976,337
Volkswagen AG	5,556	1,432,412

Total Germany		31,866,105
Hong Kong – 3.1%
AIA Group Ltd.	30,000	188,829
CK Hutchison Holdings Ltd.	93,065	1,906,182
CLP Holdings Ltd.	13,000	113,600
Hang Lung Properties Ltd.	103,000	289,615
Hang Seng Bank Ltd.	78,495	1,422,479
Henderson Land Development Co., Ltd.	1,100	7,725
Hong Kong & China Gas Co., Ltd.	175,000	404,937
Hong Kong Exchanges and Clearing Ltd.	41,100	1,007,216
Hutchison Whampoa Ltd.	125,000	1,734,801
MTR Corp., Ltd.	157,000	747,228
Power Assets Holdings Ltd.	72,500	741,547
SJM Holdings Ltd.(a)	256,699	335,730
Sun Hung Kai Properties Ltd.	103,442	1,595,716
Swire Properties Ltd.	56,800	184,985
Wharf Holdings Ltd. (The)	59,000	412,077

Total Hong Kong		11,092,667
Ireland – 0.1%
CRH PLC	19,238	499,779
Israel – 0.5%
Teva Pharmaceutical Industries Ltd.	26,372	1,655,255
Italy – 2.6%
Assicurazioni Generali SpA	25,069	492,980
Atlantia SpA	19,177	503,575
Enel SpA	489,115	2,212,603
Eni SpA	176,888	3,064,340
Intesa Sanpaolo SpA	315,250	1,071,939
Luxottica Group SpA	6,201	393,598
Snam SpA	197,182	957,216
UniCredit SpA	72,069	489,955

Total Italy		9,186,206
Japan – 11.4%
Astellas Pharma, Inc.	76,300	1,251,784
Bridgestone Corp.	12,000	481,901
Canon, Inc.	51,900	1,838,409
Dai-ichi Life Insurance Co., Ltd. (The)(a)	16,800	244,523
Daiwa Securities Group, Inc.(a)	42,000	331,307
Denso Corp.	15,300	699,520
East Japan Railway Co.(a)	8,100	651,107
FANUC Corp.	2,500	547,217
Fast Retailing Co., Ltd.(a)	400	155,080
Fuji Heavy Industries Ltd.	8,700	289,528
FUJIFILM Holdings Corp.	10,000	356,598
Hitachi Ltd.(a)	96,000	658,972
Honda Motor Co., Ltd.(a)	42,800	1,392,941
Hoya Corp.	4,900	196,838
ITOCHU Corp.(a)	63,700	691,312
Japan Tobacco, Inc.(a)	44,109	1,397,842
Kao Corp.	17,400	870,544
KDDI Corp.	44,820	1,016,742
Kirin Holdings Co., Ltd.	24,800	326,117
Komatsu Ltd.	25,300	498,405
Kubota Corp.	21,000	333,233
Kyocera Corp.	10,000	549,677
Mitsubishi Corp.(a)	55,800	1,126,236
Mitsubishi Electric Corp.	21,000	250,144
Mitsubishi Heavy Industries Ltd.	59,000	325,834
Mitsubishi UFJ Financial Group, Inc.	297,600	1,845,529
Mitsui & Co., Ltd.	67,300	904,629
Mizuho Financial Group, Inc.(a)	559,698	985,218
MS&AD Insurance Group Holdings, Inc.(a)	12,500	351,261
Murata Manufacturing Co., Ltd.	2,500	344,695
Nippon Steel & Sumitomo Metal Corp.(a)	166,000	418,720
Nippon Telegraph & Telephone Corp.	40,694	2,510,015
Nissan Motor Co., Ltd.	145,100	1,480,946
Nomura Holdings, Inc.	73,900	435,174
NTT DOCOMO, Inc.(a)	113,400	1,972,030
Oriental Land Co., Ltd.(a)	2,800	212,349
Panasonic Corp.(a)	18,600	244,588
Seven & I Holdings Co., Ltd.	6,400	269,662
Shin-Etsu Chemical Co., Ltd.	8,700	569,481
SoftBank Corp.	6,400	372,499
Sumitomo Corp.(a)	50,300	539,176
Sumitomo Mitsui Financial Group, Inc.(a)	31,400	1,204,812
Sumitomo Mitsui Trust Holdings, Inc.(a)	65,000	268,564
Takeda Pharmaceutical Co., Ltd.(a)	27,000	1,350,619
Tokio Marine Holdings, Inc.	14,000	529,823
Tokyo Gas Co., Ltd.	51,000	321,586
Toshiba Corp.(a)	88,000	369,978
Toyota Motor Corp.(a)	88,300	6,172,349
Yahoo Japan Corp.(a)	45,700	189,011

Total Japan		40,344,525
Netherlands – 1.9%
Aegon N.V.	43,560	343,811
Akzo Nobel N.V.	4,551	344,197
ASML Holding N.V.(a)	3,825	389,402
Heineken N.V.(a)	16,150	1,232,022
Koninklijke Ahold N.V.	39,687	782,147
Koninklijke DSM N.V.	4,106	229,180
Koninklijke Philips N.V.	30,894	876,785
Reed Elsevier N.V.	15,732	391,822
Unilever N.V. CVA	48,597	2,031,097

Total Netherlands		6,620,463
Norway – 1.2%
DNB ASA	56,582	910,608
Statoil ASA(a)	111,186	1,970,116
Telenor ASA	73,656	1,488,822

Total Norway		4,369,546
Portugal – 0.3%
EDP-Energias de Portugal S.A.	209,014	782,316
Galp Energia, SGPS, S.A.	19,895	215,061

Total Portugal		997,377

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	69

Schedule of Investments (continued)

WisdomTree International LargeCap Dividend Fund (DOL)

March 31, 2015

Investments	Shares	Value
Singapore – 1.5%
DBS Group Holdings Ltd.	46,500	$690,195
Keppel Corp., Ltd.(a)	46,500	305,096
Oversea-Chinese Banking Corp., Ltd.	114,561	882,780
Singapore Telecommunications Ltd.	843,500	2,693,395
United Overseas Bank Ltd.	29,000	486,258
Wilmar International Ltd.	90,000	213,895

Total Singapore		5,271,619
Spain – 5.6%
Abertis Infraestructuras S.A.	19,613	354,619
ACS Actividades de Construccion y Servicios S.A.	3,941	139,677
Amadeus IT Holding S.A. Class A	5,084	218,190
Banco Bilbao Vizcaya Argentaria S.A.	128,648	1,299,884
Banco Santander S.A.	831,345	6,265,228
CaixaBank S.A.	330,440	1,566,850
Endesa S.A.	41,161	795,724
Ferrovial S.A.	35,394	752,660
Gas Natural SDG S.A.	54,512	1,224,487
Iberdrola S.A.	269,571	1,737,694
Inditex S.A.	55,307	1,774,863
Repsol S.A.	62,399	1,161,731
Telefonica S.A.	193,595	2,757,032

Total Spain		20,048,639
Sweden – 3.1%
Atlas Copco AB Class A	28,840	934,017
Hennes & Mauritz AB Class B	51,024	2,067,809
Nordea Bank AB	122,948	1,501,200
Sandvik AB(a)	54,837	613,288
Skandinaviska Enskilda Banken AB Class A	52,694	616,511
Svenska Cellulosa AB SCA Class B	9,164	211,141
Svenska Handelsbanken AB Class A	21,469	969,137
Swedbank AB Class A(a)	45,400	1,084,982
Telefonaktiebolaget LM Ericsson Class B	117,019	1,470,871
TeliaSonera AB	167,316	1,063,180
Volvo AB Class B(a)	55,281	668,573

Total Sweden		11,200,709
Switzerland – 9.8%
ABB Ltd. Registered Shares*	71,630	1,521,391
Cie Financiere Richemont S.A. Registered Shares	4,862	391,943
Credit Suisse Group AG Registered Shares*	29,079	783,783
Givaudan S.A. Registered Shares*	207	375,511
Holcim Ltd. Registered Shares*	3,502	261,938
Kuehne + Nagel International AG Registered Shares	4,502	669,761
Nestle S.A. Registered Shares	91,383	6,905,706
Novartis AG Registered Shares	85,261	8,440,075
Roche Holding AG Bearer Shares	729	199,644
Roche Holding AG Genusschein	22,048	6,085,729
SGS S.A. Registered Shares	202	386,822
Swatch Group AG (The) Bearer Shares	822	348,755
Swatch Group AG (The) Registered Shares	5	419
Swiss Re AG	26,750	2,591,553
Swisscom AG Registered Shares	2,685	1,560,468
Syngenta AG Registered Shares	2,860	973,749
Transocean Ltd.(a)	23,590	341,476
UBS Group AG*	28,731	541,905
Zurich Insurance Group AG*	6,768	2,294,556

Total Switzerland		34,675,184
United Kingdom – 20.2%
Anglo American PLC	48,884	734,392
Antofagasta PLC	71,871	781,523
Associated British Foods PLC	23,433	980,278
AstraZeneca PLC	59,252	4,069,454
Aviva PLC	160,139	1,283,723
BAE Systems PLC	163,414	1,269,950
Barclays PLC	312,957	1,127,083
BG Group PLC	40,627	499,977
BHP Billiton PLC	76,130	1,665,277
BP PLC	848,939	5,503,515
British American Tobacco PLC	65,980	3,416,894
BT Group PLC	278,947	1,813,745
Centrica PLC	253,055	950,421
Compass Group PLC	84,586	1,471,657
Diageo PLC	47,864	1,321,252
GlaxoSmithKline PLC	226,059	5,188,141
HSBC Holdings PLC	722,106	6,153,091
Imperial Tobacco Group PLC	36,431	1,602,445
Kingfisher PLC	91	514
Legal & General Group PLC	342,712	1,417,395
National Grid PLC	152,918	1,962,929
Old Mutual PLC	218,574	720,655
Pearson PLC	34,483	742,768
Prudential PLC	65,427	1,623,954
Reckitt Benckiser Group PLC	24,921	2,145,725
Reed Elsevier PLC	17,411	299,563
Rio Tinto PLC	53,635	2,207,100
Rolls-Royce Holdings PLC*	26,635	376,813
Royal Dutch Shell PLC Class A	175,507	5,231,650
Royal Dutch Shell PLC Class B	101,217	3,153,889
SABMiller PLC	13,807	725,576
Sky PLC	65,183	960,869
SSE PLC	61,607	1,370,006
Standard Chartered PLC	73,915	1,199,864
Standard Life PLC	77	541
Unilever PLC	44,499	1,859,556
Vodafone Group PLC	1,784,199	5,838,939

Total United Kingdom		71,671,124
TOTAL COMMON STOCKS (Cost: $319,961,000)		352,995,262
RIGHTS – 0.0%
Spain – 0.0%
Banco Bilbao Vizcaya Argentaria S.A., expiring 4/14/15*	128,648	18,515
Telefonica S.A., expiring 4/10/15*	193,595	31,188
TOTAL RIGHTS (Cost: $18,213)		49,703

See Notes to Financial Statements.

70	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (concluded)

WisdomTree International LargeCap Dividend Fund (DOL)

March 31, 2015

Investments	Shares	Value
EXCHANGE-TRADED FUND – 0.1%
United States – 0.1%
WisdomTree International MidCap Dividend Fund(a)(b)
(Cost: $528,639)	9,015	$531,164
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 6.3%
United States – 6.3%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c) (Cost: $22,382,638)(d)	22,382,638	22,382,638
TOTAL INVESTMENTS IN SECURITIES – 105.8% (Cost: $342,890,490)		375,958,767
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (5.8)%		(20,685,741)

NET ASSETS – 100.0%		$355,273,026
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Affiliated company (See Note 7).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $21,432,994 and the total market value of the collateral held by the Fund was $22,667,517. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $284,879. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

CVA – Certificaten Van Aandelen (Certificate of Stock)

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	71

Schedule of Investments

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 98.9%
Australia – 8.6%
AGL Energy Ltd.	41,888	$486,405
ALS Ltd.(a)	32,855	124,494
Amcor Ltd.	64,880	695,894
Ansell Ltd.	8,239	173,405
Aristocrat Leisure Ltd.	14,990	96,537
ASX Ltd.	17,546	555,071
Aurizon Holdings Ltd.	122,174	452,674
Bank of Queensland Ltd.	44,283	466,516
Bendigo & Adelaide Bank Ltd.(a)	62,802	602,119
Boral Ltd.(a)	17,629	85,924
Caltex Australia Ltd.	13,360	356,713
Coca-Cola Amatil Ltd.(a)	94,523	778,433
Cochlear Ltd.(a)	2,814	194,617
Computershare Ltd.	25,284	245,696
Crown Resorts Ltd.	47,976	490,027
Flight Centre Travel Group Ltd.(a)	8,348	252,866
Fortescue Metals Group Ltd.(a)	335,000	501,610
Harvey Norman Holdings Ltd.	67,052	227,948
Incitec Pivot Ltd.	74,922	232,953
Insurance Australia Group Ltd.(a)	283,131	1,319,417
Leighton Holdings Ltd.(a)	31,078	502,144
Lend Lease Group	38,362	487,663
Navitas Ltd.(a)	10,972	41,072
Orica Ltd.(a)	35,770	546,803
Platinum Asset Management Ltd.(a)	59,303	354,281
Ramsay Health Care Ltd.	11,524	591,965
REA Group Ltd.(a)	6,269	231,223
Santos Ltd.	40,186	219,199
Seek Ltd.	18,077	236,426
Sonic Healthcare Ltd.(a)	27,204	424,794
Tatts Group Ltd.	177,282	539,030
Toll Holdings Ltd.	73,227	495,644
TPG Telecom Ltd.(a)	30,347	212,594
Treasury Wine Estates Ltd.	25,920	101,384
WorleyParsons Ltd.	16,602	121,124

Total Australia		13,444,665
Austria – 1.0%
Andritz AG	3,971	237,467
Oesterreichische Post AG	4,029	198,183
UNIQA Insurance Group AG	17,197	155,532
Verbund AG(a)	20,384	341,084
Vienna Insurance Group AG Wiener Versicherung Gruppe	6,085	269,254
Voestalpine AG	9,188	336,446

Total Austria		1,537,966
Belgium – 2.5%
Ackermans & van Haaren N.V.	441	51,697
Ageas	17,223	617,909
Belgacom S.A.(a)	46,760	1,635,924
bpost S.A.	15,596	437,261
Colruyt S.A.	6,205	270,165
Delhaize Group S.A.	4,870	437,887
Elia System Operator S.A./N.V.	3,952	166,298
Umicore S.A.	5,538	231,251

Total Belgium		3,848,392
China – 2.6%
Beijing Enterprises Holdings Ltd.	24,200	190,402
China Everbright International Ltd.	50,000	83,709
China Merchants Holdings International Co., Ltd.	115,197	450,949
China Resources Power Holdings Co., Ltd.	256,000	642,555
China South City Holdings Ltd.(a)	224,000	73,385
CITIC Ltd.(a)	150,773	258,255
CSPC Pharmaceutical Group Ltd.	98,000	82,920
Fosun International Ltd.(a)	201,900	391,141
Franshion Properties China Ltd.	717,242	217,401
Guangdong Investment Ltd.	288,208	377,683
Lenovo Group Ltd.(a)	334,453	488,325
Shanghai Industrial Holdings Ltd.	29,500	90,938
Sino-Ocean Land Holdings Ltd.	632,964	382,895
Sun Art Retail Group Ltd.(a)	467,000	406,582

Total China		4,137,140
Denmark – 1.4%
Carlsberg A/S Class B(a)	2,417	199,448
Chr Hansen Holding A/S	3,258	149,505
DSV A/S	1,702	52,924
GN Store Nord A/S(a)	2,173	48,483
Pandora A/S(a)	4,743	431,957
TDC A/S	103,494	740,943
Tryg A/S(a)	4,275	504,261

Total Denmark		2,127,521
Finland – 2.2%
Elisa Oyj(a)	14,996	376,873
Kesko Oyj Class B	3,654	156,073
Metso Oyj(a)	5,820	169,831
Neste Oil Oyj(a)	16,857	441,748
Nokian Renkaat Oyj(a)	9,660	288,939
Orion Oyj Class B(a)	10,461	295,371
Stora Enso Oyj Class R	44,288	456,151
UPM-Kymmene Oyj	47,203	918,612
Wartsila Oyj Abp	8,209	363,415

Total Finland		3,467,013
France – 6.9%
Accor S.A.	7,708	402,164
Aeroports de Paris	3,147	376,180
Arkema S.A.	2,553	202,162
AtoS	949	65,506
Cap Gemini S.A.	6,081	498,772
Edenred	11,458	285,681
Eiffage S.A.	5,225	310,773
Euler Hermes Group	4,706	500,875
Eurazeo S.A.	1,393	95,495
Eutelsat Communications S.A.	12,663	419,358
Groupe Eurotunnel SE Registered Shares	8,754	125,420

See Notes to Financial Statements.

72	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2015

Investments	Shares	Value
Havas S.A.	14,445	$109,528
Imerys S.A.	3,664	268,966
Ingenico	595	65,373
Ipsen S.A.	3,550	167,778
JCDecaux S.A.	7,240	244,120
Klepierre	12,726	624,478
Lagardere SCA	8,541	256,294
Metropole Television S.A.	9,562	191,528
Neopost S.A.(a)	3,417	187,713
Rallye S.A.	3,020	113,587
Remy Cointreau S.A.	1,739	127,936
Rexel S.A.	18,022	339,981
Rubis SCA(a)	1,321	83,863
SCOR SE	14,917	503,295
SEB S.A.	1,675	120,710
Societe BIC S.A.	3,018	429,476
Societe Television Francaise 1	11,122	197,093
Suez Environnement Co.	34,808	599,075
Technip S.A.	4,087	247,433
Thales S.A.	8,058	447,427
Valeo S.A.	3,190	476,394
Vallourec S.A.	4,356	106,315
Veolia Environnement S.A.	47,069	890,475
Vicat	1,544	113,076
Wendel S.A.	729	86,829
Zodiac Aerospace	11,678	386,675

Total France		10,667,804
Germany – 5.5%
Axel Springer SE	6,831	403,507
Bilfinger SE	2,809	162,941
Brenntag AG	3,442	206,128
Celesio AG	3,396	100,301
Deutsche Wohnen AG Bearer Shares	7,841	200,762
DMG MORI SEIKI AG Bearer Shares	1,962	64,480
Duerr AG	853	93,902
Fielmann AG	4,858	325,676
Fraport AG Frankfurt Airport Services Worldwide	3,518	210,340
Freenet AG	11,790	355,498
GEA Group AG	7,668	370,924
Hannover Rueck SE	7,980	824,484
Hochtief AG	2,041	154,714
Hugo Boss AG	3,733	454,046
K+S AG Registered Shares	2,021	66,007
LEG Immobilien AG*	1,931	153,198
MTU Aero Engines AG	1,378	135,151
ProSiebenSat.1 Media AG Registered Shares	13,462	660,811
Rhoen Klinikum AG	4,526	112,433
Software AG	2,578	67,143
Stada Arzneimittel AG	1,848	61,716
Suedzucker AG(a)	25,054	306,751
Symrise AG	6,238	394,205
Talanx AG	15,332	480,906
Telefonica Deutschland Holding AG*	210,301	1,214,241
TUI AG	30,314	534,164
United Internet AG Registered Shares	6,430	292,841
Wacker Chemie AG(a)	1,419	164,212

Total Germany		8,571,482
Hong Kong – 2.5%
Bank of East Asia Ltd. (The)	129,322	514,582
Cathay Pacific Airways Ltd.	115,774	267,893
Hang Lung Group Ltd.	38,000	173,261
Hopewell Holdings Ltd.	43,162	162,003
Hysan Development Co., Ltd.	68,000	298,205
Melco International Development Ltd.(a)	19,000	32,005
New World Development Co., Ltd.	452,642	524,858
PCCW Ltd.	561,543	342,588
Sino Land Co., Ltd.	383,046	624,490
Techtronic Industries Co., Ltd.	27,500	92,931
Television Broadcasts Ltd.	42,824	264,300
Wheelock & Co., Ltd.	107,000	547,210

Total Hong Kong		3,844,326
Ireland – 0.6%
DCC PLC	4,131	246,709
Dragon Oil PLC	21,602	186,370
Glanbia PLC	3,661	67,885
Paddy Power PLC	2,113	180,891
Smurfit Kappa Group PLC	8,019	225,128

Total Ireland		906,983
Israel – 1.1%
Azrieli Group	2,395	98,590
Bank Hapoalim BM	13,279	63,979
Bezeq Israeli Telecommunication Corp., Ltd.	479,708	895,072
Elbit Systems Ltd.	1,011	72,812
Israel Chemicals Ltd.	79,546	566,085
Osem Investments Ltd.	3,171	63,457

Total Israel		1,759,995
Italy – 3.1%
A2A SpA(a)	163,736	170,137
ACEA SpA	11,425	146,632
Azimut Holding SpA	6,171	176,097
Banca Generali SpA	6,569	205,797
Brembo SpA	2,197	89,711
Davide Campari-Milano SpA	12,663	88,332
De’ Longhi(a)	9,036	195,937
GTECH SpA(a)	10,980	217,572
Hera SpA	104,613	245,607
Italcementi SpA	9,679	77,185
Mediolanum SpA(a)	45,749	369,245
Moncler SpA(a)	3,949	66,206
Parmalat SpA	65,134	174,045
Pirelli & C. SpA	23,210	385,380
Prysmian SpA	7,923	163,293
Recordati SpA	6,740	125,954
Salvatore Ferragamo SpA	4,605	147,483
Societa Iniziative Autostradali e Servizi SpA	20,348	236,458
Telecom Italia SpA RSP	277,423	260,708

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	73

Schedule of Investments (continued)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2015

Investments	Shares	Value
Terna Rete Elettrica Nazionale SpA	179,512	$790,463
Tod’s SpA(a)	1,362	123,606
Unione di Banche Italiane SCpA	13,056	102,151
Unipol Gruppo Finanziario SpA	23,057	122,231
UnipolSai SpA	72,276	210,517

Total Italy		4,890,747
Japan – 23.4%
ABC-Mart, Inc.(a)	1,678	98,364
Aeon Co., Ltd.(a)	28,399	312,348
Air Water, Inc.	7,000	125,378
Aisin Seiki Co., Ltd.	11,324	411,696
Ajinomoto Co., Inc.(a)	10,319	226,687
Alfresa Holdings Corp.	5,800	81,976
Amada Co., Ltd.(a)	14,200	136,997
ANA Holdings, Inc.(a)	66,000	177,101
Aozora Bank Ltd.(a)	128,000	454,684
Asahi Glass Co., Ltd.(a)	40,141	263,757
Asahi Kasei Corp.(a)	55,000	526,954
Asics Corp.	3,430	93,526
Bandai Namco Holdings, Inc.	11,900	231,997
Bank of Yokohama Ltd. (The)	43,000	252,424
Benesse Holdings, Inc.	3,300	104,015
Brother Industries Ltd.(a)	9,500	151,541
Casio Computer Co., Ltd.(a)	5,800	110,221
Chiba Bank Ltd. (The)	34,000	250,056
Chugoku Bank Ltd. (The)	6,700	100,284
Chugoku Electric Power Co., Inc. (The)(a)	20,900	272,916
Citizen Holdings Co., Ltd.(a)	9,200	70,731
Dai Nippon Printing Co., Ltd.	29,958	291,774
Daicel Corp.	9,200	109,932
Daihatsu Motor Co., Ltd.(a)	21,100	323,384
Daiichi Sankyo Co., Ltd.(a)	36,900	586,769
Daito Trust Construction Co., Ltd.(a)	4,820	539,575
Daiwa House Industry Co., Ltd.	23,400	462,634
Dentsu, Inc.(a)	3,600	154,597
Dowa Holdings Co., Ltd.	10,000	85,720
Eisai Co., Ltd.(a)	16,800	1,195,647
Electric Power Development Co., Ltd.	6,400	216,135
FamilyMart Co., Ltd.	4,400	184,916
Fuji Electric Co., Ltd.	22,876	108,157
Fukuoka Financial Group, Inc.	51,000	263,240
Hachijuni Bank Ltd. (The)	14,000	98,995
Hamamatsu Photonics K.K.	4,700	142,460
Hankyu Hanshin Holdings, Inc.	33,000	204,453
Hikari Tsushin, Inc.	1,600	103,932
Hino Motors Ltd.(a)	25,200	360,375
Hiroshima Bank Ltd. (The)	32,075	173,313
Hisamitsu Pharmaceutical Co., Inc.	3,700	152,103
Hitachi Construction Machinery Co., Ltd.(a)	9,400	164,760
Hitachi High-Technologies Corp.	3,800	116,131
Hitachi Metals Ltd.	6,000	92,308
Hokuhoku Financial Group, Inc.	58,000	129,614
Hulic Co., Ltd.(a)	4,300	48,441
Ibiden Co., Ltd.(a)	4,400	74,370
IHI Corp.(a)	43,553	204,464
Iida Group Holdings Co., Ltd.(a)	8,500	106,175
Isetan Mitsukoshi Holdings Ltd.(a)	6,434	106,657
Isuzu Motors Ltd.	25,000	333,021
Iyo Bank Ltd. (The)	14,100	167,777
J. Front Retailing Co., Ltd.(a)	6,200	97,659
Japan Airlines Co., Ltd.	17,700	551,995
Japan Exchange Group, Inc.	7,400	215,043
JFE Holdings, Inc.(a)	18,800	416,053
JGC Corp.(a)	7,000	139,416
Joyo Bank Ltd. (The)(a)	46,000	237,048
JSR Corp.	8,300	144,164
JTEKT Corp.	5,000	78,216
JX Holdings, Inc.(a)	112,200	432,427
Kajima Corp.(a)	37,953	176,592
Kansai Paint Co., Ltd.(a)	9,000	163,902
Kawasaki Heavy Industries Ltd.(a)	43,565	220,504
Keikyu Corp.	13,000	104,173
Keio Corp.(a)	16,000	125,812
Kintetsu Corp.(a)	48,000	176,510
Kobe Steel Ltd.	155,000	286,929
Koito Manufacturing Co., Ltd.(a)	4,600	138,662
Konami Corp.(a)	5,200	97,561
Konica Minolta, Inc.	15,300	155,775
Kuraray Co., Ltd.	18,000	244,203
Kyowa Hakko Kirin Co., Ltd.(a)	15,000	195,997
Lawson, Inc.	4,700	326,462
LIXIL Group Corp.(a)	9,500	225,528
Makita Corp.(a)	3,529	183,623
Marubeni Corp.(a)	97,200	564,113
Marui Group Co., Ltd.(a)	10,081	114,743
Matsui Securities Co., Ltd.(a)	20,200	183,935
Medipal Holdings Corp.	6,800	88,739
MEIJI Holdings Co., Ltd.	2,200	268,751
Miraca Holdings, Inc.(a)	1,700	78,391
Mitsubishi Chemical Holdings Corp.	62,100	361,752
Mitsubishi Gas Chemical Co., Inc.(a)	19,000	93,792
Mitsubishi Materials Corp.(a)	44,000	148,226
Mitsubishi Motors Corp.(a)	30,800	278,657
Mitsubishi Tanabe Pharma Corp.	22,400	385,147
Mitsui Chemicals, Inc.(a)	30,000	96,560
Mitsui OSK Lines Ltd.(a)	30,000	102,064
Nabtesco Corp.	3,700	107,367
NEC Corp.	45,608	134,247
Nexon Co., Ltd.	7,400	78,983
NGK Insulators Ltd.(a)	8,000	171,107
NGK Spark Plug Co., Ltd.(a)	5,200	140,054
NH Foods Ltd.(a)	6,000	138,487
Nikon Corp.(a)	12,634	169,612
Nippon Express Co., Ltd.	40,000	224,140
Nippon Paint Holdings Co., Ltd.(a)	3,600	132,083
Nippon Yusen K.K.	44,000	126,946
Nissan Chemical Industries Ltd.	4,900	101,698
Nisshin Seifun Group, Inc.	8,300	97,863

See Notes to Financial Statements.

74	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2015

Investments	Shares	Value
Nissin Foods Holdings Co., Ltd.	4,500	$221,764
Nitori Holdings Co., Ltd.	2,100	142,539
Nitto Denko Corp.(a)	6,005	402,086
Nomura Real Estate Holdings, Inc.	6,268	113,208
Nomura Research Institute Ltd.	7,490	282,300
NSK Ltd.	9,000	131,932
NTT Data Corp.(a)	5,800	252,941
NTT Urban Development Corp.	8,500	85,195
Obayashi Corp.(a)	31,000	201,626
Odakyu Electric Railway Co., Ltd.(a)	13,000	132,791
Oji Holdings Corp.(a)	44,862	184,049
Omron Corp.	4,400	198,858
Oracle Corp.	3,668	158,128
Osaka Gas Co., Ltd.	65,000	272,466
Otsuka Corp.	3,000	128,080
Park24 Co., Ltd.(a)	4,600	94,244
Resona Holdings, Inc.	93,000	462,654
Ricoh Co., Ltd.	30,860	336,584
Sankyo Co., Ltd.(a)	6,100	217,448
Santen Pharmaceutical Co., Ltd.	10,200	148,843
SBI Holdings, Inc.(a)	6,500	78,916
Sega Sammy Holdings, Inc.(a)	8,873	129,775
Seiko Epson Corp.(a)	9,928	176,415
Sekisui Chemical Co., Ltd.	16,000	207,997
Sekisui House Ltd.	33,352	485,436
Seven Bank Ltd.	35,700	176,528
Shimadzu Corp.	10,000	111,820
Shimamura Co., Ltd.(a)	1,100	101,997
Shimano, Inc.	700	104,365
Shimizu Corp.(a)	34,000	230,494
Shinsei Bank Ltd.(a)	31,806	63,387
Shionogi & Co., Ltd.(a)	13,800	460,863
Shiseido Co., Ltd.(a)	6,800	120,946
Shizuoka Bank Ltd. (The)	14,000	140,088
Showa Shell Sekiyu K.K.(a)	19,309	176,788
Sompo Japan Nipponkoa Holdings, Inc.	15,311	476,853
Sony Financial Holdings, Inc.(a)	10,809	174,134
Stanley Electric Co., Ltd.	3,000	67,967
Sumitomo Chemical Co., Ltd.	60,000	309,193
Sumitomo Dainippon Pharma Co., Ltd.(a)	11,790	139,995
Sumitomo Electric Industries Ltd.	19,012	249,689
Sumitomo Heavy Industries Ltd.	17,500	114,843
Sumitomo Metal Mining Co., Ltd.	19,000	278,603
Sumitomo Rubber Industries Ltd.	12,400	229,337
Sundrug Co., Ltd.(a)	1,400	72,846
Suntory Beverage & Food Ltd.	11,300	485,262
Suzuken Co., Ltd.	2,530	77,319
Sysmex Corp.	1,800	100,113
T&D Holdings, Inc.	21,051	290,422
Taiheiyo Cement Corp.(a)	20,000	61,205
Taisei Corp.(a)	37,876	214,449
Taiyo Nippon Sanso Corp.(a)	7,000	95,668
Takashimaya Co., Ltd.	6,415	63,174
TDK Corp.(a)	3,100	220,755
Terumo Corp.(a)	8,500	224,682
THK Co., Ltd.	2,300	58,687
Tobu Railway Co., Ltd.(a)	30,000	142,589
Toho Co., Ltd.	5,000	122,493
Toho Gas Co., Ltd.	14,000	81,834
Tokyo Electron Ltd.	2,294	160,336
Tokyu Corp.(a)	30,000	186,116
TonenGeneral Sekiyu K.K.	30,104	260,311
Toppan Printing Co., Ltd.	23,000	177,594
Toray Industries, Inc.(a)	38,290	321,518
Tosoh Corp.	12,000	60,638
TOTO Ltd.	7,000	104,190
Toyo Seikan Group Holdings Ltd.(a)	5,900	86,686
Toyo Suisan Kaisha Ltd.	4,200	148,143
Toyoda Gosei Co., Ltd.	7,100	159,021
Toyota Tsusho Corp.	10,400	276,206
Trend Micro, Inc.(a)	5,430	179,302
Unicharm Corp.	5,900	155,070
USS Co., Ltd.	15,700	272,042
West Japan Railway Co.	7,376	387,667
Yamaguchi Financial Group, Inc.(a)	7,000	80,725
Yamaha Corp.	4,700	82,458
Yamaha Motor Co., Ltd.(a)	9,060	219,238
Yamato Holdings Co., Ltd.(a)	11,100	256,570
Yaskawa Electric Corp.(a)	4,818	70,748
Yokohama Rubber Co., Ltd. (The)	14,000	144,757

Total Japan		36,352,192
Netherlands – 1.4%
Aalberts Industries N.V.	3,699	116,282
Boskalis Westminster N.V.	6,199	304,924
Delta Lloyd N.V.	22,108	416,469
Gemalto N.V.(a)	891	70,976
Koninklijke Vopak N.V.(a)	4,125	227,715
Randstad Holding N.V.	8,155	494,678
Wolters Kluwer N.V.	15,503	506,166

Total Netherlands		2,137,210
New Zealand – 1.4%
Auckland International Airport Ltd.	160,634	542,068
Contact Energy Ltd.	57,419	257,490
Fletcher Building Ltd.	64,911	409,858
Fonterra Co-operative Group Ltd.	9,722	40,681
Mighty River Power Ltd.	139,057	323,264
Spark New Zealand Ltd.	253,960	567,525

Total New Zealand		2,140,886
Norway – 2.4%
Aker ASA Class A	6,303	138,040
Gjensidige Forsikring ASA	52,519	907,129
Marine Harvest ASA(a)	60,981	700,301
Norsk Hydro ASA	84,479	444,350
Orkla ASA	73,420	555,267
Schibsted ASA	2,362	136,929
SpareBank 1 SR-Bank ASA	10,157	70,893
TGS Nopec Geophysical Co. ASA	6,707	148,802

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	75

Schedule of Investments (continued)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2015

Investments	Shares	Value
Yara International ASA	13,301	$676,677

Total Norway		3,778,388
Portugal – 0.6%
EDP Renovaveis S.A.(a)	8,421	57,883
Jeronimo Martins, SGPS, S.A.	25,584	321,483
NOS, SGPS	17,319	125,387
Portucel S.A.	54,572	244,346
Portugal Telecom, SGPS, S.A. Registered Shares(a)	42,004	24,361
Sonae, SGPS, S.A.	121,980	185,505

Total Portugal		958,965
Singapore – 3.9%
CapitaLand Ltd.	176,900	461,691
City Developments Ltd.	17,900	131,278
ComfortDelGro Corp., Ltd.	135,800	286,114
First Resources Ltd.(a)	54,000	74,404
Frasers Centrepoint Ltd.	69,900	89,687
Great Eastern Holdings Ltd.	11,600	210,571
Hutchison Port Holdings Trust(a)	965,485	671,012
Jardine Cycle & Carriage Ltd.	15,900	475,945
M1 Ltd.	69,900	198,739
Olam International Ltd.(a)	119,900	173,509
SATS Ltd.	85,800	192,654
Sembcorp Industries Ltd.	104,000	319,953
Sembcorp Marine Ltd.(a)	93,151	198,295
SIA Engineering Co., Ltd.(a)	95,936	280,457
Singapore Airlines Ltd.	54,961	478,810
Singapore Exchange Ltd.	47,700	283,063
Singapore Post Ltd.	111,300	159,035
Singapore Press Holdings Ltd.(a)	152,848	466,890
Singapore Technologies Engineering Ltd.	171,600	435,349
StarHub Ltd.(a)	146,994	466,154
United Industrial Corp., Ltd.	31,800	79,518

Total Singapore		6,133,128
Spain – 2.7%
Abengoa S.A. Class B(a)	35,652	129,421
Acerinox S.A.	8,471	142,154
Bankinter S.A.	15,400	117,547
Bolsas y Mercados Espanoles SHMSF S.A.	7,822	348,466
Distribuidora Internacional de Alimentacion S.A.	10,946	85,654
Ebro Foods S.A.(a)	11,269	210,106
Enagas S.A.	22,414	641,054
Indra Sistemas S.A.(a)	7,051	82,770
Mapfre S.A.	212,460	775,591
Obrascon Huarte Lain S.A.(a)	6,309	134,399
Prosegur Cia de Seguridad S.A.	19,353	110,161
Red Electrica Corp. S.A.	10,038	816,539
Tecnicas Reunidas S.A.(a)	3,903	163,900
Viscofan S.A.	2,874	175,632
Zardoya Otis S.A.(a)	17,840	230,114

Total Spain		4,163,508
Sweden – 4.8%
AAK AB	1,974	110,900
Alfa Laval AB(a)	13,646	268,203
Atlas Copco AB Class B	21,453	634,084
Axfood AB(a)	3,791	200,231
BillerudKorsnas AB	4,860	78,445
Boliden AB	13,552	269,341
Castellum AB	15,598	235,669
Electrolux AB Series B(a)	17,448	500,130
Elekta AB Class B(a)	13,554	121,724
Getinge AB Class B(a)	8,285	205,202
Hexagon AB Class B	6,480	230,375
Husqvarna AB Class B	28,523	206,711
ICA Gruppen AB	10,643	356,780
Intrum Justitia AB	2,390	67,066
Investment AB Latour Class B	11,333	324,718
JM AB	2,735	91,082
Lundbergforetagen AB Class B	6,292	287,603
Meda AB Class A	11,048	174,866
Modern Times Group MTG AB Class B(a)	5,024	154,028
NCC AB Class B(a)	2,173	71,963
Saab AB Class B(a)	5,984	159,938
Securitas AB Class B	21,832	313,150
Skanska AB Class B	27,875	625,115
SKF AB Class B(a)	19,768	510,701
Swedish Match AB	10,207	300,148
Tele2 AB Class B	23,699	283,320
Trelleborg AB Class B(a)	9,052	179,066
Volvo AB Class A	29,602	359,382
Wallenstam AB Class B	6,743	111,340

Total Sweden		7,431,281
Switzerland – 3.6%
Actelion Ltd. Registered Shares*	2,909	337,232
Aryzta AG*	913	56,164
Baloise Holding AG Registered Shares	4,012	531,601
Clariant AG Registered Shares*	15,351	307,241
DKSH Holding AG(a)	1,208	98,749
EMS-Chemie Holding AG Registered Shares	817	333,302
Galenica AG Registered Shares(a)	181	158,396
GAM Holding AG*	10,639	221,258
Geberit AG Registered Shares	1,110	417,121
Julius Baer Group Ltd.*	3,186	159,940
Lonza Group AG Registered Shares*	2,439	305,095
OC Oerlikon Corp. AG Registered Shares*	3,862	44,930
Panalpina Welttransport Holding AG Registered Shares(a)	1,216	177,649
Partners Group Holding AG	1,899	567,960
Schindler Holding AG Participation Certificate	1,940	323,167
Schindler Holding AG Registered Shares	1,921	314,662
Sonova Holding AG Registered Shares	1,329	185,127
STMicroelectronics N.V.	54,907	512,450
Straumann Holding AG Registered Shares(a)	718	196,631
Sulzer AG Registered Shares	1,359	149,710
Swiss Life Holding AG Registered Shares*	698	172,829

Total Switzerland		5,571,214

See Notes to Financial Statements.

76	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2015

Investments	Shares	Value
United Kingdom – 16.7%
Aberdeen Asset Management PLC	88,624	$604,661
Admiral Group PLC	16,079	365,200
Aggreko PLC	6,656	150,880
Amec Foster Wheeler PLC	16,678	224,188
Amlin PLC	39,775	298,478
Ashmore Group PLC(a)	52,513	221,784
Ashtead Group PLC	6,915	111,276
Babcock International Group PLC	12,350	180,494
Balfour Beatty PLC	65,355	232,944
Barratt Developments PLC	20,552	161,242
BBA Aviation PLC	14,268	71,295
Bellway PLC	4,452	130,924
Berendsen PLC	5,467	90,653
Berkeley Group Holdings PLC	14,465	566,681
Booker Group PLC	61,303	132,593
British Land Co. PLC (The)	55,207	682,274
Britvic PLC	7,727	84,253
Bunzl PLC	11,067	300,814
Burberry Group PLC	13,373	344,039
Capita PLC	28,907	478,903
Carillion PLC(a)	31,257	151,685
Carnival PLC	9,413	460,570
Close Brothers Group PLC	7,444	172,279
Cobham PLC	57,043	257,598
Croda International PLC	5,080	206,555
Daily Mail & General Trust PLC Class A Non-Voting Shares	25,196	330,834
Derwent London PLC	2,185	111,062
Direct Line Insurance Group PLC	105,376	499,014
Dixons Carphone PLC	9,774	59,881
Drax Group PLC(a)	24,087	130,120
DS Smith PLC	34,317	175,857
easyJet PLC	14,240	397,842
Essentra PLC	3,846	56,723
Evraz PLC	96,794	269,708
Fresnillo PLC(a)	10,673	108,136
G4S PLC	85,687	376,265
GKN PLC	66,803	355,620
Greene King PLC(a)	7,820	97,050
Halma PLC	13,438	139,342
Hammerson PLC	34,011	335,754
Hargreaves Lansdown PLC	22,597	386,441
Hikma Pharmaceuticals PLC	2,958	93,532
Home Retail Group PLC	18,839	46,145
ICAP PLC	55,877	437,144
IG Group Holdings PLC	35,231	370,810
IMI PLC	13,413	253,873
Inchcape PLC	23,555	277,991
Inmarsat PLC	31,993	439,554
InterContinental Hotels Group PLC	7,751	303,078
Intertek Group PLC	4,277	158,603
Intu Properties PLC	69,048	356,706
Investec PLC	47,956	399,380
ITV PLC	121,862	457,507
J Sainsbury PLC(a)	185,021	711,929
Jardine Lloyd Thompson Group PLC	12,510	194,439
John Wood Group PLC	10,130	95,491
Johnson Matthey PLC	7,010	352,359
Jupiter Fund Management PLC	19,663	119,386
London Stock Exchange Group PLC	13,775	502,841
Man Group PLC	170,381	515,473
Marks & Spencer Group PLC	105,880	840,907
Meggitt PLC	28,690	233,608
Melrose Industries PLC	40,705	167,684
Millennium & Copthorne Hotels PLC	17,818	151,828
Mondi PLC	19,449	374,759
Pennon Group PLC	21,340	261,671
Persimmon PLC*	25,418	627,501
PZ Cussons PLC	15,125	76,902
Rentokil Initial PLC	55,462	112,550
Rexam PLC	38,525	331,132
Rightmove PLC	3,637	161,812
Rotork PLC	2,151	79,127
Sage Group PLC (The)	65,733	455,409
Schroders PLC	7,719	366,684
Segro PLC	65,503	405,391
Severn Trent PLC	16,583	506,874
Smiths Group PLC	17,388	288,584
Spectris PLC	3,209	102,897
Spirax-Sarco Engineering PLC	1,467	74,262
Stagecoach Group PLC	33,575	174,049
TalkTalk Telecom Group PLC(a)	52,667	269,032
Tate & Lyle PLC	31,805	282,107
Taylor Wimpey PLC	30,067	69,139
Travis Perkins PLC	6,751	195,426
United Utilities Group PLC	54,031	748,351
Vedanta Resources PLC(a)	13,722	101,852
Victrex PLC	2,294	63,852
Weir Group PLC (The)	6,761	170,724
Whitbread PLC	6,709	522,377
William Hill PLC	51,923	285,889
WM Morrison Supermarkets PLC	290,483	834,415

Total United Kingdom		25,934,948
TOTAL COMMON STOCKS (Cost: $131,037,639)		153,805,754
EXCHANGE-TRADED FUNDS – 0.4%
United States – 0.4%
WisdomTree Australia Dividend Fund(a)(b)	5,339	285,049
WisdomTree Japan Hedged Equity Fund(b)	5,208	287,065
TOTAL EXCHANGE-TRADED FUNDS (Cost: $581,666)		572,114

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	77

Schedule of Investments (concluded)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2015

Investments	Shares	Value
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 16.3%
United States – 16.3%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c)
(Cost: $25,308,980)(d)	25,308,980	$25,308,980
TOTAL INVESTMENTS IN SECURITIES – 115.6% (Cost: $156,928,285)		179,686,848
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (15.6)%		(24,273,031)

NET ASSETS – 100.0%		$155,413,817
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Affiliated company (See Note 7).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $25,467,961 and the total market value of the collateral held by the Fund was $26,926,186. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,617,206. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

RSP – Risparmio Italian Savings Shares

See Notes to Financial Statements.

78	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 98.4%
Australia – 16.1%
Acrux Ltd.(a)	550,598	$361,741
Adelaide Brighton Ltd.	1,429,646	4,947,567
Ainsworth Game Technology Ltd.(a)	229,406	506,486
Altium Ltd.	208,096	707,439
Amalgamated Holdings Ltd.	248,998	2,233,207
Amcom Telecommunications Ltd.(a)	325,573	671,548
AP Eagers Ltd.	220,509	1,260,065
ARB Corp., Ltd.	84,232	798,572
Arrium Ltd.	2,906,171	377,429
Atlas Iron Ltd.(a)	357,260	35,481
Ausdrill Ltd.	629,623	132,275
Austbrokers Holdings Ltd.	116,274	771,023
Austin Engineering Ltd.(a)	568,328	334,314
Australian Pharmaceutical Industries Ltd.	1,904,736	2,641,049
Automotive Holdings Group Ltd.(a)	642,054	2,060,088
BC Iron Ltd.(a)	670,733	189,590
Beach Energy Ltd.	903,525	700,602
Bradken Ltd.	591,231	833,333
Breville Group Ltd.(a)	174,617	1,007,160
Brickworks Ltd.	196,256	2,166,485
BT Investment Management Ltd.	465,492	3,260,968
Cabcharge Australia Ltd.(a)	474,578	1,682,250
Cardno Ltd.(a)	382,482	958,407
carsales.com Ltd.(a)	296,411	2,339,158
Cash Converters International Ltd.(a)	714,056	490,953
Cedar Woods Properties Ltd.	335,158	1,421,044
Collins Foods Ltd.	303,136	592,847
Corporate Travel Management Ltd.(a)	92,219	827,091
CSG Ltd.(a)	862,566	971,962
CSR Ltd.	431,228	1,327,630
Domino’s Pizza Enterprises Ltd.(a)	71,107	2,019,156
Downer EDI Ltd.	775,977	2,649,850
DuluxGroup Ltd.	613,256	2,998,381
Echo Entertainment Group Ltd.	830,255	2,866,916
Evolution Mining Ltd.	462,710	302,232
Fairfax Media Ltd.	3,467,011	2,529,435
G8 Education Ltd.(a)	422,814	1,085,310
GrainCorp Ltd. Class A	501,926	3,608,231
Greencross Ltd.(a)	23,000	140,391
GUD Holdings Ltd.	328,414	2,067,349
Hills Ltd.	459,231	303,468
iiNET Ltd.(a)	192,407	1,297,916
Infomedia Ltd.	227,929	214,175
Invocare Ltd.(a)	169,691	1,703,410
IOOF Holdings Ltd.(a)	708,831	5,572,154
Iress Ltd.	315,337	2,529,468
JB Hi-Fi Ltd.(a)	169,805	2,421,920
M2 Group Ltd.	256,493	1,986,911
Macquarie Atlas Roads Group(a)	372,456	924,748
Magellan Financial Group Ltd.	167,629	2,515,102
McMillan Shakespeare Ltd.(a)	149,481	1,358,933
Metcash Ltd.(a)	3,302,781	3,910,898
Mineral Resources Ltd.(a)	528,232	2,723,915
MMA Offshore Ltd.(a)	631,928	318,623
MMG Ltd.(a)	6,644,000	2,185,230
Monadelphous Group Ltd.(a)	314,429	2,399,679
Mortgage Choice Ltd.	312,811	609,379
Mount Gibson Iron Ltd.(a)	1,084,772	182,317
Myer Holdings Ltd.(a)	2,079,004	2,152,086
MyState Ltd.	252,494	995,327
NIB Holdings Ltd.	976,881	2,761,267
Northern Star Resources Ltd.(a)	701,602	1,232,775
Nufarm Ltd.	228,481	1,160,745
OrotonGroup Ltd.(a)	325,602	661,658
OZ Minerals Ltd.	458,717	1,380,721
OzForex Group Ltd.	135,535	249,536
Pacific Brands Ltd.(a)	3,350,421	1,177,395
PanAust Ltd.	445,494	585,377
Perpetual Ltd.(a)	67,791	2,849,428
Premier Investments Ltd.	277,880	2,719,389
Primary Health Care Ltd.(a)	1,017,908	4,276,970
Prime Media Group Ltd.	1,824,131	1,233,287
Programmed Maintenance Services Ltd.(a)	370,125	684,272
Qube Holdings Ltd.	819,783	1,860,032
RCR Tomlinson Ltd.	276,929	422,062
Reckon Ltd.(a)	436,688	643,863
Regis Resources Ltd.*(a)	2,171,201	2,181,176
Reject Shop Ltd. (The)(a)	105,763	541,344
Retail Food Group Ltd.	319,201	1,721,607
Royal Wolf Holdings Ltd.	158,886	246,403
SAI Global Ltd.	313,276	990,815
Seven Group Holdings Ltd.(a)	640,318	3,526,923
Seven West Media Ltd.(a)	2,801,755	2,868,137
Sigma Pharmaceuticals Ltd.	3,267,485	2,221,614
Skilled Group Ltd.	536,523	514,395
Slater & Gordon Ltd.(a)	168,692	972,986
Southern Cross Media Group Ltd.(a)	2,642,921	2,321,919
STW Communications Group Ltd.(a)	1,388,172	737,043
Sunland Group Ltd.(a)	382,477	556,628
Super Retail Group Ltd.(a)	418,789	3,074,565
Tabcorp Holdings Ltd.	1,426,394	5,165,149
Tassal Group Ltd.	187,421	486,813
Treasury Group Ltd.	83,354	829,091
UXC Ltd.	614,701	370,985
Village Roadshow Ltd.(a)	247,545	1,062,810
Virtus Health Ltd.(a)	90,524	506,912

Total Australia		147,976,766
Austria – 0.9%
ams AG	32,118	1,542,577
Austria Technologie & Systemtechnik AG	44,303	695,402
EVN AG	129,346	1,454,467
Lenzing AG(a)	25,893	1,741,404
POLYTEC Holding AG	56,031	487,436
RHI AG(a)	32,095	944,478
S IMMO AG*	95,245	864,377

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	79

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2015

Investments	Shares	Value
Wienerberger AG(a)	31,340	$500,512

Total Austria		8,230,653
Belgium – 1.5%
Barco N.V.(a)	11,314	673,421
Cie Maritime Belge S.A.	13,144	194,386
Cofinimmo S.A.	33,652	3,944,925
D’ieteren S.A./N.V.	43,802	1,534,553
EVS Broadcast Equipment S.A.	28,690	1,066,594
Exmar N.V.	125,261	1,280,728
Fagron(a)	19,750	769,023
Melexis N.V.	37,822	2,254,455
N.V. Bekaert S.A.(a)	64,340	1,734,784
Recticel S.A.	60,252	344,714

Total Belgium		13,797,583
China – 2.1%
Beijing Tong Ren Tang Chinese Medicine Co., Ltd.	513,692	755,327
BYD Electronic International Co., Ltd.	562,782	711,367
China Overseas Grand Oceans Group Ltd.(a)	1,492,000	696,634
CITIC Telecom International Holdings Ltd.	3,966,822	1,427,494
CPMC Holdings Ltd.	408,000	214,708
Dah Chong Hong Holdings Ltd.(a)	2,858,000	1,408,163
Goldpac Group Ltd.	241,922	142,288
Poly Property Group Co., Ltd.(a)	7,528,129	3,660,630
Shenzhen Investment Ltd.(a)	13,082,000	4,842,654
Shougang Fushan Resources Group Ltd.	8,564,000	1,745,264
Sinotruk Hong Kong Ltd.	407,500	243,353
Yuexiu Property Co., Ltd.	19,158,000	3,755,962

Total China		19,603,844
Denmark – 0.6%
DFDS A/S	14,276	1,516,671
NKT Holding A/S(a)	23,884	1,527,601
Schouw & Co.	20,660	989,042
SimCorp A/S(a)	29,204	957,233
Spar Nord Bank A/S	46,514	448,022

Total Denmark		5,438,569
Finland – 2.4%
Amer Sports Oyj(a)	105,751	2,271,531
Caverion Corp.(a)	100,654	1,020,486
Citycon Oyj	347,120	1,127,368
F-Secure Oyj	183,314	529,605
Kemira Oyj(a)	245,881	3,047,438
Konecranes Oyj(a)	98,715	3,116,984
Lassila & Tikanoja Oyj	61,241	1,136,554
Metsa Board Oyj(a)	214,870	1,320,006
Outotec Oyj(a)	46,344	283,709
PKC Group Oyj	33,351	740,736
Raisio Oyj Class V	101,790	440,569
Ramirent Oyj(a)	184,507	1,309,841
Technopolis Oyj(a)	165,956	746,812
Tieto Oyj	108,273	2,546,645
Tikkurila Oyj	52,989	1,012,432
Uponor Oyj	60,236	1,018,922
YIT Oyj(a)	119,624	657,155

Total Finland		22,326,793
France – 1.5%
ABC Arbitrage	85,653	466,396
Albioma S.A.	40,314	770,257
Alten S.A.	26,516	1,216,445
Altran Technologies S.A.	112,490	1,125,143
Bourbon S.A.(a)	98,313	1,684,131
Derichebourg S.A.	145,962	447,402
IPSOS	39,246	1,096,326
Lectra	46,049	647,882
Nexity S.A.	109,960	4,595,745
Saft Groupe S.A.	31,845	1,171,060

Total France		13,220,787
Germany – 2.7%
Aurelius AG	48,745	2,041,732
Aurubis AG(a)	36,670	2,078,271
BayWa AG	18,542	726,267
Bechtle AG	17,281	1,235,340
CompuGroup Medical AG	37,010	1,070,433
Drillisch AG(a)	115,860	4,544,937
Gerresheimer AG	18,920	1,043,639
Gerry Weber International AG(a)	27,239	942,001
Hamburger Hafen und Logistik AG(a)	67,593	1,418,867
Indus Holding AG	25,019	1,246,249
Jenoptik AG	34,547	467,318
MLP AG	185,956	775,300
NORMA Group SE	20,168	1,015,116
QSC AG(a)	74,612	156,500
Sixt SE	39,530	1,761,467
Takkt AG	54,592	999,379
Vossloh AG(a)	6,572	402,889
Wacker Neuson SE	50,967	1,273,492
Wincor Nixdorf AG	33,578	1,577,385

Total Germany		24,776,582
Hong Kong – 1.9%
China Power International Development Ltd.(a)	14,116,814	7,392,480
Dah Sing Banking Group Ltd.	1,435,200	2,487,935
Dah Sing Financial Holdings Ltd.	365,829	2,165,799
Emperor Watch & Jewellery Ltd.	3,950,000	129,917
Kowloon Development Co., Ltd.	1,774,000	2,057,030
Lippo China Resources Ltd.	6,440,000	245,039
Liu Chong Hing Investment Ltd.	496,000	621,196
Singamas Container Holdings Ltd.	2,448,000	397,841
Tradelink Electronic Commerce Ltd.	1,448,000	323,104
Vitasoy International Holdings Ltd.	747,364	1,168,321
Welling Holding Ltd.	3,117,518	595,111

Total Hong Kong		17,583,773
Ireland – 0.9%
C&C Group PLC	343,694	1,408,220
FBD Holdings PLC	28,004	301,515

See Notes to Financial Statements.

80	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2015

Investments	Shares	Value
Grafton Group PLC	138,751	$1,669,435
Greencore Group PLC	356,517	1,706,302
Irish Continental Group PLC	284,398	1,267,590
Origin Enterprises PLC*	89,725	785,372
UDG Healthcare PLC	178,712	1,253,534

Total Ireland		8,391,968
Israel – 3.0%
B Communications Ltd.*	45,378	766,703
Delek Automotive Systems Ltd.	315,620	3,715,978
First International Bank of Israel Ltd.	179,499	2,469,031
Fox Wizel Ltd.	23,312	540,255
Gazit-Globe Ltd.	250,889	3,104,015
Harel Insurance Investments & Financial Services Ltd.	565,696	2,638,786
Ituran Location and Control Ltd.	44,525	982,826
Jerusalem Economy Ltd.	118,971	425,420
Magic Software Enterprises Ltd.	71,480	462,130
Matrix IT Ltd.	170,404	857,441
Migdal Insurance & Financial Holding Ltd.	2,450,097	3,032,509
NICE-Systems Ltd.	36,268	2,224,398
Phoenix Holdings Ltd. (The)	587,107	1,715,539
Shikun & Binui Ltd.	981,243	2,174,591
Shufersal Ltd.	465,137	1,043,450
Strauss Group Ltd.*	72,083	1,127,095

Total Israel		27,280,167
Italy – 2.6%
Ansaldo STS SpA	41,637	421,692
Astaldi SpA(a)	100,992	854,707
ASTM SpA	66,832	946,746
Banca IFIS SpA	82,093	1,714,865
Banca Popolare di Sondrio SCARL	116,919	533,928
Cairo Communication SpA	212,829	1,261,752
Danieli & C. Officine Meccaniche SpA	30,210	751,763
Datalogic SpA	52,092	598,631
DiaSorin SpA	35,989	1,582,033
ERG SpA	230,226	3,009,186
Falck Renewables SpA	429,069	554,366
Immobiliare Grande Distribuzione SIIQ SpA	1,232,024	1,230,570
Industria Macchine Automatiche SpA	52,477	2,474,216
Interpump Group SpA	84,243	1,368,916
Iren SpA	1,893,596	2,595,029
MARR SpA(a)	121,645	2,083,815
Societa Cattolica di Assicurazioni SCRL	64,487	562,037
Vittoria Assicurazioni SpA	64,422	671,135
Zignago Vetro SpA	117,392	716,129

Total Italy		23,931,516
Japan – 28.9%
77 Bank Ltd. (The)	269,000	1,525,287
Accordia Golf Co., Ltd.	119,800	1,151,798
Achilles Corp.	257,000	321,451
ADEKA Corp.	79,500	1,030,169
Advantest Corp.(a)	70,400	891,704
Aeon Delight Co., Ltd.	35,800	857,648
Ai Holdings Corp.	36,000	658,612
Aica Kogyo Co., Ltd.	34,100	796,164
Aichi Steel Corp.	227,940	1,085,293
Aida Engineering Ltd.	56,800	653,609
Airport Facilities Co., Ltd.(a)	86,000	483,335
Akebono Brake Industry Co., Ltd.(a)	97,600	358,090
Akita Bank Ltd. (The)(a)	239,000	731,399
Amano Corp.	66,000	790,844
Anritsu Corp.(a)	71,165	497,873
Aoyama Trading Co., Ltd.	56,400	1,841,201
Arcs Co., Ltd.(a)	31,000	744,724
Ariake Japan Co., Ltd.	24,700	849,593
Asahi Diamond Industrial Co., Ltd.(a)	54,500	624,870
ASKUL Corp.(a)	19,888	468,821
Autobacs Seven Co., Ltd.(a)	73,400	1,161,057
Avex Group Holdings, Inc.(a)	44,000	703,340
Azbil Corp.	59,200	1,609,272
Bank of Iwate Ltd. (The)(a)	13,400	581,030
Bank of Nagoya Ltd. (The)(a)	191,000	635,472
Bank of Saga Ltd. (The)	419,764	1,060,567
Bank of the Ryukyus Ltd.	52,000	747,967
Belc Co., Ltd.	13,600	395,214
Belluna Co., Ltd.(a)	124,000	607,980
Bic Camera, Inc.(a)	44,000	458,620
Broadleaf Co., Ltd.	21,600	422,904
Calsonic Kansei Corp.	132,000	877,248
Cawachi Ltd.	38,100	664,625
Central Glass Co., Ltd.	214,000	1,011,782
Chiyoda Co., Ltd.(a)	29,700	670,401
Cosmo Oil Co., Ltd.(a)	308,000	416,060
Dai-Dan Co., Ltd.	57,258	391,030
Daibiru Corp.	64,200	663,815
Daido Steel Co., Ltd.(a)	103,000	462,072
Daifuku Co., Ltd.	48,500	642,218
Daiichi Jitsugyo Co., Ltd.	52,442	264,123
Daiichikosho Co., Ltd.	26,200	814,893
Daiken Corp.(a)	228,000	515,222
Daikoku Denki Co., Ltd.(a)	35,900	519,977
Daikyo, Inc.	308,000	464,857
Daio Paper Corp.	48,000	412,258
Daisan Bank Ltd. (The)	317,000	499,587
Daishi Bank Ltd. (The)	269,000	948,818
Daiwabo Holdings Co., Ltd.	545,000	877,090
DCM Holdings Co., Ltd.	128,800	966,604
Dena Co., Ltd.(a)	110,600	2,168,193
Denki Kagaku Kogyo K.K.	377,000	1,490,081
DIC Corp.(a)	544,000	1,587,659
DMG Mori Seiki Co., Ltd.	34,500	531,057
Doshisha Co., Ltd.	30,800	479,240
Doutor Nichires Holdings Co., Ltd.(a)	38,400	643,922
Dunlop Sports Co., Ltd.(a)	86,749	877,436
Dynam Japan Holdings Co., Ltd.	748,651	1,452,294
Earth Chemical Co., Ltd.	25,000	864,082
EDION Corp.(a)	107,600	811,094

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	81

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2015

Investments	Shares	Value
Ehime Bank Ltd. (The)(a)	366,000	$732,458
Eighteenth Bank Ltd. (The)	345,000	1,050,031
Endo Lighting Corp.(a)	31,900	364,153
Exedy Corp.	36,200	864,212
Ezaki Glico Co., Ltd.	24,499	992,830
FCC Co., Ltd.(a)	57,551	900,757
Foster Electric Co., Ltd.(a)	37,285	932,708
France Bed Holdings Co., Ltd.	228,000	340,313
Fudo Tetra Corp.	126,800	251,644
Fuji Corp., Ltd.(a)	129,700	718,122
Fuji Seal International, Inc.(a)	9,800	272,937
Fuji Soft, Inc.(a)	14,000	284,144
Fujibo Holdings, Inc.	99,000	246,829
Fujikura Ltd.	141,000	619,612
Fujimi, Inc.	49,041	846,895
Fujitec Co., Ltd.	39,500	386,683
Fujitsu General Ltd.(a)	42,000	551,945
Fukui Bank Ltd. (The)	250,000	544,090
Fukuyama Transporting Co., Ltd.(a)	136,000	725,787
Funai Soken Holdings, Inc.	78,000	737,561
Furukawa Co., Ltd.	304,000	537,403
Furukawa Electric Co., Ltd.(a)	351,000	594,146
Geo Holdings Corp.(a)	96,500	1,021,126
Glory Ltd.	33,200	927,413
GMO Internet, Inc.	62,224	766,872
Gree, Inc.(a)	136,700	951,799
GS Yuasa Corp.(a)	164,000	739,829
Gulliver International Co., Ltd.(a)	53,540	441,981
H2O Retailing Corp.(a)	9,500	179,345
Hakuto Co., Ltd.	70,294	841,125
Hanwa Co., Ltd.	238,000	968,472
Haseko Corp.	38,700	378,206
Hazama Ando Corp.	59,400	340,278
Heiwa Corp.	76,100	1,496,935
Heiwa Real Estate Co., Ltd.	42,000	591,169
Heiwado Co., Ltd.	57,500	1,319,491
Higashi-Nippon Bank Ltd. (The)	326,000	1,027,542
Hitachi Koki Co., Ltd.(a)	116,800	953,489
Hitachi Kokusai Electric, Inc.	57,000	766,179
Hitachi Transport System Ltd.	50,000	757,557
Hitachi Zosen Corp.	35,000	180,946
Hogy Medical Co., Ltd.(a)	16,400	806,838
Hokuetsu Bank Ltd. (The)(a)	353,000	688,780
Hokuetsu Kishu Paper Co., Ltd.(a)	162,000	726,754
Horiba Ltd.	21,700	831,449
Hyakujushi Bank Ltd. (The)	254,000	840,842
Ichiyoshi Securities Co., Ltd.(a)	68,497	743,657
Idec Corp.	56,200	491,120
Iino Kaiun Kaisha Ltd.	83,575	443,225
Inaba Denki Sangyo Co., Ltd.	31,100	1,128,080
Inabata & Co., Ltd.	67,300	672,299
Iseki & Co., Ltd.(a)	257,000	492,891
IT Holdings Corp.	41,200	753,401
Ito En Ltd.(a)	49,300	1,065,135
Itochu Enex Co., Ltd.	145,700	1,203,992
Itochu Techno-Solutions Corp.(a)	90,800	1,889,064
Itoham Foods, Inc.(a)	110,000	608,130
IwaiCosmo Holdings, Inc.	37,400	528,605
Iwatani Corp.(a)	114,000	749,068
Izumi Co., Ltd.	25,200	924,578
J-Oil Mills, Inc.	213,000	742,414
Japan Aviation Electronics Industry Ltd.	26,000	632,195
Japan Pulp & Paper Co., Ltd.	228,000	617,886
Japan Steel Works Ltd. (The)(a)	174,000	732,708
Japan Vilene Co., Ltd.	117,000	579,512
Japan Wool Textile Co., Ltd. (The)	92,000	665,883
Jowa Holdings Co., Ltd.(a)	25,600	988,351
Juroku Bank Ltd. (The)	267,000	981,839
K’s Holdings Corp.(a)	30,000	971,857
kabu.com Securities Co., Ltd.(a)	227,100	1,494,116
Kaga Electronics Co., Ltd.(a)	53,800	657,219
Kagome Co., Ltd.(a)	35,600	553,926
Kagoshima Bank Ltd. (The)	125,000	851,574
Kaken Pharmaceutical Co., Ltd.	60,000	1,741,088
Kamigumi Co., Ltd.	95,000	899,104
Kandenko Co., Ltd.	143,000	831,111
Kaneka Corp.	40,000	282,176
Kanematsu Corp.	223,000	325,412
Kansai Urban Banking Corp.	72,300	751,184
Kato Sangyo Co., Ltd.	31,500	654,822
Kato Works Co., Ltd.	47,000	318,232
Kawasaki Kisen Kaisha Ltd.(a)	546,000	1,470,569
Keihan Electric Railway Co., Ltd.	50,000	305,191
Keihin Corp.	50,600	776,774
Keiyo Co., Ltd.	37,000	176,785
Kewpie Corp.	67,200	1,638,464
Kitz Corp.	87,500	433,396
Kiyo Bank Ltd. (The)	78,391	1,094,892
Koa Corp.	35,400	345,071
Kokuyo Co., Ltd.	98,400	921,436
Komeri Co., Ltd.	26,200	618,488
Konaka Co., Ltd.	29,600	182,647
Kose Corp.	29,100	1,608,780
Kurabo Industries Ltd.	324,000	570,056
Kureha Corp.(a)	185,000	795,997
KYB Co., Ltd.	190,000	697,102
Kyodo Printing Co., Ltd.	71,000	218,462
Kyokuto Securities Co., Ltd.	72,400	1,069,172
KYORIN Holdings, Inc.	66,900	1,603,257
Kyoritsu Printing Co., Ltd.	199,300	486,929
Kyowa Exeo Corp.	66,300	712,618
Lintec Corp.	52,030	1,241,692
Lion Corp.	219,000	1,336,735
Maeda Corp.(a)	54,000	392,645
Maeda Road Construction Co., Ltd.	42,000	682,577
Makino Milling Machine Co., Ltd.(a)	61,000	519,842
Mandom Corp.	16,130	591,131
Marvelous, Inc.(a)	25,900	362,611

See Notes to Financial Statements.

82	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2015

Investments	Shares	Value
Matsumotokiyoshi Holdings Co., Ltd.	29,900	$1,067,100
Meidensha Corp.	90,000	291,182
Meitec Corp.	37,600	1,261,955
Mie Bank Ltd. (The)	375,056	860,041
Minato Bank Ltd. (The)(a)	372,787	864,163
MISUMI Group, Inc.	32,564	1,316,951
Mitsubishi Steel Manufacturing Co., Ltd.	210,553	444,194
Mitsui Engineering & Shipbuilding Co., Ltd.(a)	263,000	449,573
Mitsui Mining & Smelting Co., Ltd.	261,000	596,323
Miura Co., Ltd.(a)	78,900	890,812
Miyazaki Bank Ltd. (The)	206,000	785,007
Mizuno Corp.(a)	60,000	313,196
Mochida Pharmaceutical Co., Ltd.	13,400	881,601
Modec, Inc.(a)	32,859	517,579
Monex Group, Inc.(a)	236,038	631,797
Morinaga & Co., Ltd.	80,000	281,509
Morinaga Milk Industry Co., Ltd.	362,000	1,376,460
MOS Food Services, Inc.(a)	23,100	490,989
Musashi Seimitsu Industry Co., Ltd.(a)	22,600	479,043
Musashino Bank Ltd. (The)	25,500	857,974
Nachi-Fujikoshi Corp.	55,000	301,772
Nagaileben Co., Ltd.	31,500	576,023
Nagase & Co., Ltd.	72,100	945,702
Nagatanien Co., Ltd.	9,000	85,028
Nakanishi, Inc.	6,000	234,397
Nankai Electric Railway Co., Ltd.	86,000	355,689
Nanto Bank Ltd. (The)	201,000	698,912
NEC Networks & System Integration Corp.	31,400	633,106
NET One Systems Co., Ltd.(a)	68,300	467,009
Neturen Co., Ltd.	105,900	785,916
NHK Spring Co., Ltd.	153,648	1,605,345
Nichias Corp.(a)	83,000	479,625
Nichicon Corp.	76,702	718,252
Nichiha Corp.	57,400	672,000
Nichii Gakkan Co.(a)	84,500	745,474
Nichirei Corp.	230,000	1,292,641
Nifco, Inc.	32,600	1,126,763
Nihon Kohden Corp.	46,600	1,272,587
Nihon Parkerizing Co., Ltd.	42,600	516,848
Nihon Unisys Ltd.	53,800	511,420
Nikkiso Co., Ltd.(a)	55,955	501,577
Nippo Corp.	32,000	529,931
Nippon Carbon Co., Ltd.(a)	76,000	237,649
Nippon Coke & Engineering Co., Ltd.	275,800	262,174
Nippon Flour Mills Co., Ltd.	163,194	808,315
Nippon Kayaku Co., Ltd.	87,000	1,093,258
Nippon Konpo Unyu Soko Co., Ltd.	52,400	920,195
Nippon Paper Industries Co., Ltd.(a)	52,400	789,113
Nippon Parking Development Co., Ltd.(a)	308,200	444,600
Nippon Road Co., Ltd. (The)	112,000	563,152
Nippon Sharyo Ltd.(a)	122,000	349,952
Nippon Shinyaku Co., Ltd.(a)	20,000	729,623
Nippon Soda Co., Ltd.	95,000	552,929
Nippon Steel & Sumikin Bussan Corp.	146,736	507,779
Nippon Synthetic Chemical Industry Co., Ltd. (The)(a)	102,157	678,917
Nippon Valqua Industries Ltd.	273,000	710,244
Nipro Corp.	164,191	1,567,636
Nishi-Nippon City Bank Ltd. (The)	569,000	1,655,877
Nishi-Nippon Railroad Co., Ltd.	214,000	983,231
Nishimatsu Construction Co., Ltd.(a)	162,000	575,460
Nisshinbo Holdings, Inc.	66,000	634,547
Nissin Kogyo Co., Ltd.	45,600	725,493
Nitta Corp.	19,500	531,707
Nitto Boseki Co., Ltd.	92,000	358,257
Nitto Kogyo Corp.	28,200	525,789
NOF Corp.	81,000	602,477
Noritz Corp.(a)	38,900	639,656
North Pacific Bank Ltd.	143,900	544,762
NS Solutions Corp.	35,500	1,096,748
NS United Kaiun Kaisha Ltd.(a)	239,473	583,082
Oita Bank Ltd. (The)(a)	138,000	537,386
Okamura Corp.	46,000	370,532
Oki Electric Industry Co., Ltd.(a)	271,000	562,677
OKUMA Corp.	58,000	539,737
Okumura Corp.	165,000	773,233
OSG Corp.(a)	50,000	975,610
Pal Co., Ltd.	26,700	761,426
Paltac Corp.	63,276	891,167
PanaHome Corp.	134,000	929,648
Pasco Corp.	98,062	281,287
Pigeon Corp.	20,800	1,753,496
Plenus Co., Ltd.	44,100	820,038
Pola Orbis Holdings, Inc.(a)	23,217	1,233,206
Relo Holdings, Inc.	10,199	904,877
Rengo Co., Ltd.	112,000	475,364
Resorttrust, Inc.(a)	57,800	1,508,560
Riken Corp.	161,728	640,574
Riken Technos Corp.	50,600	184,384
Riso Kagaku Corp.(a)	39,200	647,204
Round One Corp.(a)	89,359	507,429
Royal Holdings Co., Ltd.(a)	21,200	397,572
Ryobi Ltd.	174,000	512,170
Ryoden Trading Co., Ltd.	52,000	364,661
Ryosan Co., Ltd.	24,086	592,886
Saizeriya Co., Ltd.	44,200	855,805
San-Ai Oil Co., Ltd.	80,000	519,658
San-In Godo Bank Ltd. (The)	118,000	975,093
Sanden Corp.	84,000	376,135
Sanken Electric Co., Ltd.(a)	22,000	152,629
Sankyu, Inc.	279,000	1,216,735
Sanrio Co., Ltd.(a)	65,800	1,763,994
Sanwa Holdings Corp.	167,500	1,245,862
Sanyo Chemical Industries Ltd.	90,000	709,193
Sapporo Holdings Ltd.(a)	282,000	1,119,300
Sato Holdings Corp.	26,700	606,692
SCREEN Holdings Co., Ltd.(a)	62,000	470,461
Seika Corp.	108,000	295,385

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	83

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2015

Investments	Shares	Value
Seiko Holdings Corp.(a)	45,000	$227,392
Seino Holdings Co., Ltd.	53,600	582,371
Senko Co., Ltd.(a)	170,000	1,105,691
Shiga Bank Ltd. (The)	110,000	550,344
Shinko Electric Industries Co., Ltd.	86,700	618,847
Shinmaywa Industries Ltd.	24,000	255,159
Shizuoka Gas Co., Ltd.	39,200	260,189
Showa Denko K.K.	883,000	1,126,529
SKY Perfect JSAT Holdings, Inc.	214,400	1,333,687
Sodick Co., Ltd.(a)	35,300	387,071
Sojitz Corp.(a)	754,700	1,264,913
Sotetsu Holdings, Inc.	327,000	1,518,774
Square Enix Holdings Co., Ltd.(a)	60,900	1,306,614
St. Marc Holdings Co., Ltd.	16,800	572,258
Star Micronics Co., Ltd.	50,500	709,127
Starzen Co., Ltd.	218,000	692,583
Studio Alice Co., Ltd.	21,500	401,584
Sumitomo Bakelite Co., Ltd.(a)	233,000	1,039,441
Sumitomo Forestry Co., Ltd.	91,600	1,002,883
Sumitomo Osaka Cement Co., Ltd.(a)	253,000	778,462
Sumitomo Warehouse Co., Ltd. (The)	164,295	911,038
T-Gaia Corp.	47,700	632,023
Tadano Ltd.	35,000	471,628
Taiyo Holdings Co., Ltd.	32,359	1,140,019
Taiyo Yuden Co., Ltd.(a)	20,900	305,331
Takagi Securities Co., Ltd.	58,000	130,098
Takara Holdings, Inc.	98,400	713,846
Takara Leben Co., Ltd.	31,400	168,619
Takara Standard Co., Ltd.	84,000	711,645
Takasago Thermal Engineering Co., Ltd.	93,500	1,169,481
Tama Home Co., Ltd.(a)	76,800	372,713
Tamron Co., Ltd.	17,200	371,035
Teijin Ltd.	535,765	1,822,740
Temp Holdings Co., Ltd.	8,700	301,789
TOA Corp.	34,500	333,421
Toagosei Co., Ltd.(a)	234,000	1,071,220
TOC Co., Ltd.	84,120	660,755
Tochigi Bank Ltd. (The)	115,000	592,620
Toda Corp.	148,000	625,691
Toei Co., Ltd.	67,000	498,903
Toho Bank Ltd. (The)	237,000	976,260
Toho Holdings Co., Ltd.(a)	36,200	612,766
Toho Zinc Co., Ltd.	125,000	395,039
Tokai Carbon Co., Ltd.(a)	225,000	634,146
Tokai Rika Co., Ltd.	68,687	1,597,399
Tokyo Dome Corp.	96,000	408,255
Tokyo Seimitsu Co., Ltd.	22,800	523,587
Tokyo TY Financial Group, Inc.	26,800	719,583
Tokyotokeiba Co., Ltd.(a)	132,000	328,005
TOMONY Holdings, Inc.	150,090	680,834
Toppan Forms Co., Ltd.	90,300	1,025,546
Toshiba Machine Co., Ltd.	129,000	544,290
Toshiba Plant Systems & Services Corp.	35,400	489,121
Toshiba TEC Corp.	86,000	570,106
Towa Bank Ltd. (The)	529,000	436,698
Toyo Ink SC Holdings Co., Ltd.	245,000	1,150,177
Toyo Kohan Co., Ltd.	80,400	368,060
Toyo Securities Co., Ltd.	174,000	539,737
Toyo Tire & Rubber Co., Ltd.	54,600	986,602
Toyobo Co., Ltd.(a)	789,694	1,066,754
Toyota Boshoku Corp.(a)	103,280	1,295,252
Trancom Co., Ltd.	7,000	307,025
TS Tech Co., Ltd.	34,200	925,403
Tsubakimoto Chain Co.	71,000	592,629
Tsugami Corp.(a)	108,247	694,117
UACJ Corp.(a)	248,540	688,057
Ube Industries Ltd.	824,000	1,291,741
Union Tool Co.	14,000	400,417
Unipres Corp.	24,400	498,478
United Arrows Ltd.(a)	5,600	166,704
Universal Entertainment Corp.(a)	36,100	590,303
UNY Group Holdings Co., Ltd.(a)	311,600	1,748,650
Ushio, Inc.	64,000	798,366
Valor Co., Ltd.(a)	43,800	949,228
Wacoal Holdings Corp.	44,000	496,043
Wacom Co., Ltd.(a)	132,300	637,644
YAMABIKO Corp.	5,400	242,251
Yamato Kogyo Co., Ltd.	40,513	981,028
Yamazen Corp.	84,100	692,155
Yokohama Reito Co., Ltd.	62,600	435,864
Yuasa Trading Co., Ltd.	30,900	647,502
Zenrin Co., Ltd.(a)	37,800	467,437
Zeon Corp.(a)	96,000	888,555
ZERIA Pharmaceutical Co., Ltd.(a)	27,800	466,173

Total Japan		265,143,171
Netherlands – 0.8%
Amsterdam Commodities N.V.	40,476	1,099,822
BE Semiconductor Industries N.V.	63,493	2,036,538
BinckBank N.V.	165,319	1,345,671
Brunel International N.V.(a)	32,197	615,516
Koninklijke Ten Cate N.V.(a)	32,043	724,074
TKH Group N.V. CVA	32,589	1,153,269
USG People N.V.	48,402	670,070

Total Netherlands		7,644,960
New Zealand – 3.6%
Air New Zealand Ltd.	1,835,170	3,750,129
Ebos Group Ltd.	176,737	1,418,125
Fisher & Paykel Healthcare Corp., Ltd.	824,286	4,067,309
Freightways Ltd.	241,684	1,136,368
Hallenstein Glasson Holdings Ltd.	218,840	566,173
Heartland New Zealand Ltd.(a)	1,354,648	1,300,289
Infratil Ltd.(a)	1,001,650	2,388,617
Kathmandu Holdings Ltd.(a)	323,315	334,586
Mainfreight Ltd.	81,113	940,988
Metlifecare Ltd.	53,302	188,664
Nuplex Industries Ltd.	303,998	729,498
NZX Ltd.	747,756	622,424

See Notes to Financial Statements.

84	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2015

Investments	Shares	Value
Port of Tauranga Ltd.(a)	97,280	$1,236,507
Restaurant Brands New Zealand Ltd.	268,438	813,259
Skellerup Holdings Ltd.	349,262	371,915
Sky Network Television Ltd.(a)	716,673	3,176,230
SKYCITY Entertainment Group Ltd.	1,063,400	3,269,519
Steel & Tube Holdings Ltd.	297,630	636,099
Trade Me Group Ltd.	527,517	1,463,665
Warehouse Group Ltd. (The)(a)	471,775	941,066
Z Energy Ltd.	881,211	3,390,008

Total New Zealand		32,741,438
Norway – 2.4%
ABG Sundal Collier Holding ASA	1,159,372	916,380
Atea ASA	284,447	3,203,033
Austevoll Seafood ASA	208,662	1,115,923
Borregaard ASA	122,293	902,884
Kvaerner ASA	215,930	160,760
Leroy Seafood Group ASA	77,061	2,247,067
Opera Software ASA(a)	17,791	142,940
Petroleum Geo-Services ASA(a)	208,585	1,073,323
Protector Forsikring ASA	118,418	980,804
Salmar ASA	276,614	3,981,490
Selvaag Bolig ASA	273,466	946,719
SpareBank 1 Nord Norge	161,499	817,605
SpareBank 1 SMN(a)	160,975	1,188,472
Tomra Systems ASA	149,852	1,259,753
Veidekke ASA(a)	184,775	2,166,648
Wilh. Wilhelmsen ASA	161,506	959,926

Total Norway		22,063,727
Portugal – 0.6%
CTT-Correios de Portugal S.A.	199,320	2,137,057
Mota-Engil, SGPS, S.A.	188,740	697,311
REN-Redes Energeticas Nacionais, SGPS, S.A.	583,967	1,713,457
Semapa-Sociedade de Investimento e Gestao	81,069	1,083,127
Teixeira Duarte S.A.(a)	132,893	109,043

Total Portugal		5,739,995
Singapore – 4.1%
Amtek Engineering Ltd.	1,171,678	533,862
Asian Pay Television Trust	5,398,800	3,502,903
Boustead Singapore Ltd.	817,800	1,013,531
Chip Eng Seng Corp., Ltd.	1,707,878	1,207,729
Courts Asia Ltd.(a)	890,860	298,750
CSE Global Ltd.	1,338,400	541,527
CWT Ltd.(a)	750,876	845,741
Dyna-Mac Holdings Ltd.	693,600	159,280
Falcon Energy Group Ltd.	1,284,642	238,816
Fragrance Group Ltd.	2,460,769	367,761
GMG Global Ltd.	4,120,400	210,270
Ho Bee Land Ltd.(a)	667,600	1,046,395
Hong Fok Corp., Ltd.	791,104	513,292
Hong Leong Asia Ltd.	1,136,721	1,093,877
Hotel Properties Ltd.	353,800	1,070,402
Hyflux Ltd.(a)	311,400	207,721
Jaya Holdings Ltd.(a)	4,711,108	68,690
Keppel Telecommunications & Transportation Ltd.(a)	116,400	155,290
OSIM International Ltd.(a)	755,100	1,078,950
OUE Ltd.(a)	1,803,197	2,839,473
Oxley Holdings Ltd.(a)	3,896,082	1,420,165
Pacific Radiance Ltd.(a)	309,742	150,163
Pan-United Corp., Ltd.(a)	875,400	513,740
Petra Foods Ltd.(a)	302,803	843,266
Raffles Medical Group Ltd.(a)	322,000	922,549
Religare Health Trust	2,102,032	1,670,347
Rickmers Maritime	6,145,542	1,276,868
Sinarmas Land Ltd.	312,400	173,087
SMRT Corp., Ltd.	970,800	1,132,376
Stamford Land Corp., Ltd.	2,216,600	896,853
Super Group Ltd.(a)	1,414,864	1,536,887
Tat Hong Holdings Ltd.	603,600	294,825
UMS Holdings Ltd.	1,635,167	631,799
United Engineers Ltd.	755,189	1,503,001
Venture Corp., Ltd.	649,744	4,049,946
Wee Hur Holdings Ltd.	3,670,599	1,003,481
Wing Tai Holdings Ltd.(a)	1,372,200	1,920,700
Yongnam Holdings Ltd.	1,757,993	179,426

Total Singapore		37,113,739
Spain – 0.6%
Cie Automotive S.A.(a)	78,508	1,167,377
Duro Felguera S.A.	255,380	1,006,600
Elecnor S.A.(a)	64,323	627,272
Faes Farma S.A.	282,864	718,477
Melia Hotels International S.A.(a)	28,224	347,837
Miquel y Costas & Miquel S.A.	15,055	533,579
Papeles y Cartones de Europa S.A.	113,960	619,309
Pescanova S.A.*†	7,082	0

Total Spain		5,020,451
Sweden – 4.1%
AddTech AB Class B	51,311	688,684
AF AB Class B	66,628	929,032
Atrium Ljungberg AB Class B	142,421	2,168,341
Axis Communications AB(a)	58,996	2,327,264
B&B Tools AB Class B	35,755	584,581
Betsson AB*	52,686	1,978,157
Bilia AB Class A	46,378	1,667,103
Byggmax Group AB	108,751	756,612
Clas Ohlson AB Class B	84,768	1,378,553
Duni AB	91,490	1,318,132
Fabege AB(a)	225,319	3,234,500
Gunnebo AB	131,317	691,298
Holmen AB Class B	84,879	2,864,059
Indutrade AB	32,903	1,508,936
Kungsleden AB	207,569	1,606,580
Loomis AB Class B	66,558	2,036,706
Mekonomen AB	68,279	1,801,181
New Wave Group AB Class B	78,928	388,048
Nobia AB	99,795	881,764

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	85

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2015

Investments	Shares	Value
Nolato AB Class B	46,193	$1,116,789
Peab AB	349,062	2,748,281
Proffice AB Class B	93,123	254,834
Ratos AB Class B(a)	404,851	2,774,415
Semcon AB	67,293	479,881
Svenska Cellulosa AB SCA Class A	27,911	647,283
Sweco AB Class B	72,495	928,879

Total Sweden		37,759,893
Switzerland – 1.7%
Ascom Holding AG Registered Shares	32,015	552,096
BKW AG	52,008	1,815,166
Cembra Money Bank AG	47,251	2,899,372
Gategroup Holding AG*	20,601	696,739
Implenia AG Registered Shares	12,578	826,188
Kudelski S.A. Bearer Shares	31,023	381,679
Leonteq AG*	1,598	547,035
Logitech International S.A. Registered Shares(a)	142,926	1,890,867
Tecan Group AG Registered Shares	6,077	797,712
Valiant Holding AG Registered Shares	16,753	1,416,062
Vontobel Holding AG Registered Shares	87,508	3,716,365

Total Switzerland		15,539,281
United Kingdom – 15.4%
A.G.BARR PLC	77,208	698,581
Abcam PLC	43,917	316,521
Acacia Mining PLC	212,101	824,944
Al Noor Hospitals Group PLC	26,827	404,619
Alent PLC	235,938	1,312,037
Aveva Group PLC(a)	32,960	724,151
Bank of Georgia Holdings PLC	37,298	960,651
Betfair Group PLC	39,994	1,326,945
Bloomsbury Publishing PLC	136,314	309,102
Bodycote PLC	108,018	1,152,937
Bovis Homes Group PLC	82,860	1,147,029
Brammer PLC	110,353	655,277
Brewin Dolphin Holdings PLC	248,520	1,145,522
Cable & Wireless Communications PLC	4,577,372	4,141,622
Chesnara PLC	209,550	1,067,772
Chime Communications PLC	105,792	431,490
Cineworld Group PLC	199,127	1,418,900
Communisis PLC	242,645	191,810
Computacenter PLC	119,702	1,213,676
Concentric AB	48,056	642,210
Connect Group PLC	274,288	628,076
Costain Group PLC	157,666	737,274
Countrywide PLC	128,954	983,962
Cranswick PLC	44,020	897,224
Crest Nicholson Holdings PLC	208,580	1,318,126
CSR PLC	64,608	837,779
Dairy Crest Group PLC(a)	224,182	1,472,633
Darty PLC	533,957	519,192
De La Rue PLC	178,251	1,468,607
Debenhams PLC	2,371,445	2,650,871
Dechra Pharmaceuticals PLC	82,059	1,226,694
Development Securities PLC	119,126	410,275
Devro PLC	278,836	1,182,812
Diploma PLC	96,892	1,152,848
Domino Printing Sciences PLC	93,431	1,296,830
Domino’s Pizza Group PLC	176,770	2,035,030
E2V Technologies PLC	275,495	789,317
Electrocomponents PLC	611,451	2,192,095
Elementis PLC	309,100	1,331,610
EMIS Group PLC	60,539	776,029
esure Group PLC	472,714	1,476,470
Euromoney Institutional Investor PLC	70,221	1,167,523
Fenner PLC	58,063	173,898
Ferrexpo PLC	76,481	71,528
Fidessa Group PLC	41,520	1,359,701
Foxtons Group PLC(a)	87,247	265,836
Galliford Try PLC	83,726	1,771,152
Genus PLC	68,716	1,396,503
Go-Ahead Group PLC	70,537	2,439,795
Greggs PLC	165,763	2,514,890
Halfords Group PLC	262,009	1,792,294
Headlam Group PLC	80,769	516,177
Helical Bar PLC	144,562	846,070
Hill & Smith Holdings PLC	119,362	1,213,772
Hilton Food Group PLC	97,568	632,950
Homeserve PLC	359,129	2,039,745
Hunting PLC	128,196	933,076
Interserve PLC	133,785	1,151,903
ITE Group PLC	306,965	822,520
J D Wetherspoon PLC	80,873	903,422
James Fisher & Sons PLC	33,669	654,260
James Halstead PLC	173,522	850,059
John Menzies PLC(a)	73,646	409,978
Johnson Service Group PLC	375,987	418,615
Kcom Group PLC	997,929	1,351,802
Keller Group PLC	60,200	847,646
Kier Group PLC	73,068	1,722,496
Ladbrokes PLC(a)	1,897,778	2,938,395
Laird PLC	412,436	2,056,587
Lookers PLC	319,872	682,597
Low & Bonar PLC	459,201	393,673
Marshalls PLC	200,999	829,505
Marston’s PLC	975,696	2,205,946
Michael Page International PLC	265,329	2,054,090
Micro Focus International PLC	152,940	2,681,338
Mitie Group PLC(a)	465,416	1,906,913
Moneysupermarket.com Group PLC	701,396	2,804,014
Morgan Advanced Materials PLC	296,304	1,497,736
Morgan Sindall Group PLC	68,921	804,694
N Brown Group PLC(a)	281,021	1,327,454
National Express Group PLC	631,787	2,660,790
NCC Group PLC	224,514	653,251
NMC Health PLC	76,930	758,877
Northgate PLC	59,415	521,272
Novae Group PLC	105,879	1,122,247

See Notes to Financial Statements.

86	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (concluded)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2015

Investments	Shares	Value
Pace PLC	127,690	$653,968
Pan African Resources PLC	1,185,957	202,464
Pendragon PLC	352,863	205,602
Photo-Me International PLC	432,938	944,764
Polar Capital Holdings PLC	89,542	491,823
Premier Farnell PLC	609,306	1,673,353
QinetiQ Group PLC	481,708	1,365,118
Rank Group PLC	330,791	913,862
Renishaw PLC	53,319	1,932,895
Restaurant Group PLC (The)	129,315	1,292,906
Ricardo PLC	57,766	668,450
RPC Group PLC	252,620	2,175,085
RPS Group PLC	195,641	654,337
Savills PLC	93,738	1,129,932
Schroders PLC Non-Voting Shares	60,353	2,176,241
Senior PLC	263,365	1,271,420
Shanks Group PLC	566,260	888,949
SIG PLC	374,145	1,127,500
Spirit Pub Co. PLC	689,133	1,162,149
St. Ives PLC	199,968	501,681
St. Modwen Properties PLC	86,610	571,377
SThree PLC	167,487	865,870
Synergy Health PLC	36,716	1,267,240
Synthomer PLC	259,268	1,186,981
Ted Baker PLC	19,345	717,942
Telecity Group PLC(a)	109,846	1,426,832
Telecom Plus PLC(a)	57,198	738,721
TT electronics PLC	199,660	395,688
Tullett Prebon PLC	327,657	1,816,244
Ultra Electronics Holdings PLC	60,631	1,536,416
Unite Group PLC (The)	82,940	720,894
UTV Media PLC	260,424	657,219
Vesuvius PLC	317,670	2,315,937
WH Smith PLC	142,322	2,744,490
WS Atkins PLC	79,039	1,498,349
Xaar PLC	21,495	131,467

Total United Kingdom		141,660,706
TOTAL COMMON STOCKS (Cost: $846,521,258)		902,986,362
EXCHANGE-TRADED FUNDS – 0.7%
United States – 0.7%
WisdomTree Europe SmallCap Dividend Fund(a)(b)	65,734	3,658,097
WisdomTree Japan SmallCap Dividend Fund(b)	55,555	3,007,859
TOTAL EXCHANGE-TRADED FUNDS (Cost: $6,590,516)		6,665,956
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 17.6%
United States – 17.6%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c)
(Cost: $161,117,220)(d)	161,117,220	161,117,220
TOTAL INVESTMENTS IN SECURITIES – 116.7% (Cost: $1,014,228,994)		1,070,769,538
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (16.7)%		(152,991,994)

NET ASSETS – 100.0%		$917,777,544
*	Non-income producing security.

†	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $0, which represents 0.0% of net assets.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Affiliated company (See Note 7).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $157,008,077 and the total market value of the collateral held by the Fund was $166,749,559. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $5,632,339. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

CVA – Certificaten Van Aandelen (Certificate of Stock)

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	87

Schedule of Investments

WisdomTree Japan Hedged Capital Goods Fund (DXJC)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 99.0%
Japan – 99.0%
Auto Components – 14.7%
Aisin Seiki Co., Ltd.(a)	750	$27,267
Bridgestone Corp.	2,408	96,702
Calsonic Kansei Corp.	394	2,618
Denso Corp.	1,811	82,799
Exedy Corp.	162	3,867
FCC Co., Ltd.	168	2,629
Keihin Corp.	177	2,717
Koito Manufacturing Co., Ltd.	436	13,143
KYB Co., Ltd.	413	1,515
Mitsuba Corp.	177	3,920
Musashi Seimitsu Industry Co., Ltd.	41	869
NGK Spark Plug Co., Ltd.	637	17,157
NHK Spring Co., Ltd.	813	8,494
Nifco, Inc.	189	6,532
Nissan Shatai Co., Ltd.	362	4,658
Nissin Kogyo Co., Ltd.	168	2,673
NOK Corp.(a)	428	12,919
Sanden Corp.	253	1,133
Showa Corp.	220	2,227
Stanley Electric Co., Ltd.	625	14,160
Sumitomo Electric Industries Ltd.	2,919	38,336
Sumitomo Rubber Industries Ltd.	636	11,763
Tachi-S Co., Ltd.(a)	164	2,303
Takata Corp.	19	209
Tokai Rika Co., Ltd.	173	4,023
Topre Corp.	179	2,805
Toyo Tire & Rubber Co., Ltd.	382	6,903
Toyoda Gosei Co., Ltd.	226	5,062
Toyota Boshoku Corp.(a)	356	4,465
TPR Co., Ltd.	46	1,237
TS Tech Co., Ltd.	185	5,006
Unipres Corp.	163	3,330
Yokohama Rubber Co., Ltd. (The)	1,498	15,489

Total Auto Components		408,930
Automobiles – 31.8%
Daihatsu Motor Co., Ltd.(a)	782	11,985
Fuji Heavy Industries Ltd.	2,324	77,341
Honda Motor Co., Ltd.(a)	6,482	210,959
Isuzu Motors Ltd.	2,336	31,117
Mazda Motor Corp.	2,151	43,746
Mitsubishi Motors Corp.	2,753	24,907
Nissan Motor Co., Ltd.(a)	9,078	92,654
Suzuki Motor Corp.	1,550	46,691
Toyota Motor Corp.(a)	4,566	319,173
Yamaha Motor Co., Ltd.(a)	1,030	24,924

Total Automobiles		883,497
Building Products – 4.8%
Aica Kogyo Co., Ltd.	350	8,172
Asahi Glass Co., Ltd.	4,102	26,953
Bunka Shutter Co., Ltd.	136	1,127
Central Glass Co., Ltd.	378	1,787
Daikin Industries Ltd.(a)	1,143	76,686
Nippon Sheet Glass Co., Ltd.*	3,653	3,595
Nitto Boseki Co., Ltd.	356	1,386
Noritz Corp.	176	2,894
Sanwa Holdings Corp.	835	6,211
Takasago Thermal Engineering Co., Ltd.	212	2,652

Total Building Products		131,463
Chemicals – 2.4%
Kansai Paint Co., Ltd.	1,510	27,499
Nippon Paint Holdings Co., Ltd.	974	35,736
Toyo Ink SC Holdings Co., Ltd.	831	3,901

Total Chemicals		67,136
Construction & Engineering – 2.2%
COMSYS Holdings Corp.	576	7,133
JGC Corp.	1,503	29,935
Kandenko Co., Ltd.	200	1,162
Kinden Corp.	425	5,323
Kyowa Exeo Corp.(a)	369	3,966
Kyudenko Corp.	79	864
Mirait Holdings Corp.	219	2,454
Nippon Densetsu Kogyo Co., Ltd.	201	3,000
Taikisha Ltd.	159	3,964
Toshiba Plant Systems & Services Corp.	170	2,349
Toyo Engineering Corp.	284	744

Total Construction & Engineering		60,894
Electrical Equipment – 6.8%
Fuji Electric Co., Ltd.	2,108	9,967
Fujikura Ltd.	1,602	7,040
Furukawa Electric Co., Ltd.(a)	2,261	3,827
GS Yuasa Corp.(a)	1,728	7,795
Mitsubishi Electric Corp.	7,688	91,577
Nidec Corp.(a)	952	63,403
Ushio, Inc.	435	5,426

Total Electrical Equipment		189,035
Machinery – 29.2%
Aida Engineering Ltd.	362	4,166
Amada Co., Ltd.	1,583	15,272
Asahi Diamond Industrial Co., Ltd.	349	4,001
CKD Corp.	210	1,972
Daifuku Co., Ltd.	438	5,800
DMG Mori Seiki Co., Ltd.	400	6,157
Ebara Corp.	1,792	7,576
FANUC Corp.(a)	676	147,968
Fujitec Co., Ltd.	240	2,349
Furukawa Co., Ltd.(a)	1,714	3,030
Glory Ltd.	231	6,453
Hino Motors Ltd.	1,000	14,301
Hitachi Construction Machinery Co., Ltd.(a)	358	6,275
Hitachi Zosen Corp.(a)	553	2,859
Hoshizaki Electric Co., Ltd.	205	13,385
IHI Corp.(a)	5,695	26,736

See Notes to Financial Statements.

88	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (concluded)

WisdomTree Japan Hedged Capital Goods Fund (DXJC)

March 31, 2015

Investments	Shares	Value
Iseki & Co., Ltd.	1,736	$3,329
Japan Steel Works Ltd. (The)	1,703	7,171
JTEKT Corp.(a)	825	12,906
Kawasaki Heavy Industries Ltd.	5,974	30,237
Kitz Corp.	398	1,971
Komatsu Ltd.	3,392	66,822
Komori Corp.(a)	243	3,102
Kubota Corp.	3,987	63,267
Kurita Water Industries Ltd.	400	9,689
Kyokuto Kaihatsu Kogyo Co., Ltd.	48	545
Makino Milling Machine Co., Ltd.	193	1,645
Makita Corp.(a)	549	28,566
Meidensha Corp.	381	1,233
Minebea Co., Ltd.	1,652	26,145
Mitsubishi Heavy Industries Ltd.	11,819	65,272
Mitsui Engineering & Shipbuilding Co., Ltd.(a)	3,547	6,063
Miura Co., Ltd.(a)	400	4,516
Nabtesco Corp.	428	12,420
Nachi-Fujikoshi Corp.	818	4,488
NGK Insulators Ltd.	1,502	32,125
NSK Ltd.	1,807	26,489
NTN Corp.	1,870	9,933
OKUMA Corp.	556	5,174
OSG Corp.	364	7,102
Shibuya Kogyo Co., Ltd.	37	718
Shinmaywa Industries Ltd.	351	3,732
SMC Corp.	225	67,251
Sodick Co., Ltd.	179	1,963
Star Micronics Co., Ltd.	149	2,092
Sumitomo Heavy Industries Ltd.	2,128	13,965
Tadano Ltd.	412	5,552
Takeuchi Manufacturing Co., Ltd.	21	953
THK Co., Ltd.(a)	429	10,946
Toshiba Machine Co., Ltd.	211	890
Tsubakimoto Chain Co.	574	4,791

Total Machinery		811,363
Metals & Mining – 7.1%
Daido Steel Co., Ltd.	1,711	7,676
Hitachi Metals Ltd.	698	10,738
JFE Holdings, Inc.(a)	2,022	44,748
Kobe Steel Ltd.(a)	12,106	22,410
Maruichi Steel Tube Ltd.(a)	350	8,306
Nippon Steel & Sumitomo Metal Corp.(a)	35,641	89,901
Nisshin Steel Co., Ltd.(a)	400	5,013
Sanyo Special Steel Co., Ltd.	255	1,072
Tokyo Steel Manufacturing Co., Ltd.	369	2,483
Yamato Kogyo Co., Ltd.	187	4,528

Total Metals & Mining		196,875
TOTAL COMMON STOCKS (Cost: $2,759,583)		2,749,193
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 22.8%
United States – 22.8%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(b)
(Cost: $631,865)(c)	631,865	$631,865
TOTAL INVESTMENTS IN SECURITIES – 121.8% (Cost: $3,391,448)		3,381,058
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (21.8)%		(604,355)

NET ASSETS – 100.0%		$2,776,703
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(c)

At March 31, 2015, the total market value of the Fund’s securities on loan was $615,549 and the total market value of the collateral held by the Fund was $646,894. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $15,029. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	89

Schedule of Investments

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 98.9%
Japan – 98.9%
Air Freight & Logistics – 0.0%
Kintetsu World Express, Inc.	115,700	$5,209,756
Yusen Logistics Co., Ltd.(a)	147,200	1,825,194

Total Air Freight & Logistics		7,034,950
Airlines – 0.7%
Japan Airlines Co., Ltd.	3,648,100	113,770,223
Auto Components – 6.5%
Aisin Seiki Co., Ltd.	2,524,508	91,781,154
Akebono Brake Industry Co., Ltd.(a)	559,448	2,052,592
Bridgestone Corp.	5,232,285	210,120,363
Calsonic Kansei Corp.	1,837,000	12,208,372
Daido Metal Co., Ltd.	452,500	4,720,263
Denso Corp.	6,461,479	295,420,382
Eagle Industry Co., Ltd.	198,300	4,023,047
Exedy Corp.	492,915	11,767,485
G-Tekt Corp.	410,103	3,710,334
Keihin Corp.(a)	764,534	11,736,561
Koito Manufacturing Co., Ltd.(a)	553,501	16,684,646
KYB Co., Ltd.	4,064,000	14,910,653
Musashi Seimitsu Industry Co., Ltd.(a)	376,900	7,988,991
NGK Spark Plug Co., Ltd.(a)	802,664	21,618,551
Nifco, Inc.	462,545	15,987,067
Nissin Kogyo Co., Ltd.	540,646	8,601,647
NOK Corp.(a)	725,700	21,905,641
Pacific Industrial Co., Ltd.(a)	125,300	1,027,058
Press Kogyo Co., Ltd.(a)	270,000	1,096,435
Riken Corp.	1,267,000	5,018,345
Sanden Corp.	1,627,000	7,285,378
Sanoh Industrial Co., Ltd.	445,544	3,217,353
Showa Corp.	92,700	938,402
Stanley Electric Co., Ltd.	1,003,107	22,726,218
Sumitomo Electric Industries Ltd.	4,870,083	63,959,814
Sumitomo Riko Co., Ltd.	701,400	6,158,634
Sumitomo Rubber Industries Ltd.	3,055,491	56,510,978
T. RAD Co., Ltd.	1,779,667	3,798,997
Tachi-S Co., Ltd.(a)	182,100	2,557,068
Takata Corp.(a)	463,000	5,080,742
Tokai Rika Co., Ltd.	1,227,714	28,551,965
Topre Corp.	454,900	7,127,430
Toyo Tire & Rubber Co., Ltd.	541,600	9,786,510
Toyota Boshoku Corp.(a)	95,236	1,194,371
TPR Co., Ltd.	199,194	5,356,687
TS Tech Co., Ltd.	650,932	17,613,295
Unipres Corp.	427,400	8,731,541
Yokohama Rubber Co., Ltd. (The)	1,448,000	14,972,024

Total Auto Components		1,027,946,994
Automobiles – 14.6%
Daihatsu Motor Co., Ltd.(a)	3,329,169	51,023,662
Fuji Heavy Industries Ltd.	4,592,767	152,843,303
Honda Motor Co., Ltd.(a)	14,422,447	469,383,453
Isuzu Motors Ltd.	5,580,000	74,330,206
Mazda Motor Corp.(a)	387,415	7,879,134
Mitsubishi Motors Corp.(a)	7,239,001	65,493,568
Nissan Motor Co., Ltd.(a)	48,325,704	493,230,450
Suzuki Motor Corp.	1,365,836	41,143,069
Toyota Motor Corp.	12,982,075	907,473,293
Yamaha Motor Co., Ltd.(a)	1,887,800	45,681,848

Total Automobiles		2,308,481,986
Banks – 7.8%
Mitsubishi UFJ Financial Group, Inc.	123,189,422	763,943,908
Mizuho Financial Group, Inc.(a)	264,148,444	464,971,745

Total Banks		1,228,915,653
Beverages – 1.3%
Kirin Holdings Co., Ltd.(a)	9,186,845	120,805,959
Suntory Beverage & Food Ltd.	1,805,000	77,513,029

Total Beverages		198,318,988
Building Products – 0.9%
Asahi Glass Co., Ltd.(a)	9,480,735	62,295,761
Central Glass Co., Ltd.	1,765,000	8,344,841
Daikin Industries Ltd.(a)	735,749	49,362,822
Okabe Co., Ltd.	500,800	4,631,121
Sanwa Holdings Corp.	2,377,331	17,682,546

Total Building Products		142,317,091
Capital Markets – 1.2%
Monex Group, Inc.(a)	4,119,796	11,027,346
Nomura Holdings, Inc.(a)	30,769,345	181,190,840
Sparx Group Co., Ltd.(a)	1,228,500	2,233,171

Total Capital Markets		194,451,357
Chemicals – 7.3%
ADEKA Corp.	930,900	12,062,694
Asahi Kasei Corp.	10,919,522	104,619,811
Chugoku Marine Paints Ltd.	350,000	3,172,399
Daicel Corp.	2,339,542	27,955,503
Denki Kagaku Kogyo K.K.	6,695,076	26,462,089
DIC Corp.	7,897,538	23,048,891
Fujimi, Inc.	759,700	13,119,355
Hitachi Chemical Co., Ltd.	1,823,115	39,099,869
JSP Corp.(a)	418,896	7,806,817
JSR Corp.	414,800	7,204,740
Kansai Paint Co., Ltd.(a)	906,000	16,499,512
Kumiai Chemical Industry Co., Ltd.	426,900	3,527,687
Kuraray Co., Ltd.(a)	4,178,937	56,694,855
Kureha Corp.(a)	1,188,000	5,111,595
Lintec Corp.	981,047	23,412,604
Mitsubishi Chemical Holdings Corp.	15,268,163	88,941,744
Mitsubishi Gas Chemical Co., Inc.(a)	2,411,564	11,904,489
Mitsui Chemicals, Inc.(a)	4,567,079	14,699,958
Nihon Nohyaku Co., Ltd.	199,300	1,999,232
Nihon Parkerizing Co., Ltd.	397,400	4,821,488
Nippon Paint Holdings Co., Ltd.(a)	1,107,000	40,615,385
Nippon Shokubai Co., Ltd.(a)	1,147,000	16,861,880
Nippon Soda Co., Ltd.	1,020,000	5,936,710
Nissan Chemical Industries Ltd.	1,128,953	23,431,011

See Notes to Financial Statements.

90	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2015

Investments	Shares	Value
Nitto Denko Corp.	1,206,774	$80,803,796
NOF Corp.	140,000	1,041,318
Sakata INX Corp.	420,700	3,957,053
Sanyo Chemical Industries Ltd.	1,167,000	9,195,872
Shin-Etsu Chemical Co., Ltd.(a)	2,258,079	147,808,382
Showa Denko K.K.	13,475,312	17,191,768
Sumitomo Bakelite Co., Ltd.	4,093,000	18,259,371
Sumitomo Chemical Co., Ltd.	13,198,485	68,014,707
Taiyo Holdings Co., Ltd.	173,226	6,102,813
Taiyo Nippon Sanso Corp.(a)	1,613,953	22,057,694
Takasago International Corp.	573,634	2,606,884
Teijin Ltd.	7,565,000	25,737,086
Toray Industries, Inc.(a)	9,333,318	78,371,076
Tosoh Corp.	2,303,614	11,640,526
Toyo Ink SC Holdings Co., Ltd.	4,760,322	22,347,811
Toyobo Co., Ltd.	10,452,513	14,119,717
Ube Industries Ltd.	15,622,000	24,489,773
Zeon Corp.(a)	1,652,000	15,290,557

Total Chemicals		1,148,046,522
Commercial Services & Supplies – 0.1%
Sato Holdings Corp.	385,667	8,763,332
Communications Equipment – 0.0%
Hitachi Kokusai Electric, Inc.	584,000	7,849,973
Construction & Engineering – 0.2%
JGC Corp.(a)	1,308,018	26,051,290
Penta-Ocean Construction Co., Ltd.(a)	1,002,143	3,668,466
Toyo Engineering Corp.(a)	775,000	2,029,185

Total Construction & Engineering		31,748,941
Containers & Packaging – 0.0%
Fuji Seal International, Inc.	137,491	3,829,226
Electrical Equipment – 1.7%
Daihen Corp.	822,000	4,050,882
Denyo Co., Ltd.	68,900	1,030,699
Fuji Electric Co., Ltd.	5,560,869	26,291,538
Fujikura Ltd.	1,568,577	6,892,975
Furukawa Electric Co., Ltd.(a)	5,844,000	9,892,283
GS Yuasa Corp.(a)	1,939,920	8,751,275
Idec Corp.	377,307	3,297,209
Mitsubishi Electric Corp.	10,727,114	127,777,214
Nidec Corp.(a)	809,258	53,896,549
Nippon Carbon Co., Ltd.	4,378,624	13,691,757
Sanyo Denki Co., Ltd.	141,000	1,007,605
Ushio, Inc.(a)	725,909	9,055,325

Total Electrical Equipment		265,635,311
Electronic Equipment, Instruments & Components – 6.0%
Amano Corp.	733,033	8,783,560
Anritsu Corp.(a)	609,000	4,260,588
Canon Electronics, Inc.	690,900	14,028,280
Citizen Holdings Co., Ltd.(a)	2,619,185	20,136,657
Enplas Corp.(a)	37,948	1,526,780
Hakuto Co., Ltd.	542,919	6,496,467
Hamamatsu Photonics K.K.(a)	992,970	30,097,527
Hitachi High-Technologies Corp.	556,619	17,010,704
Hitachi Ltd.	25,105,028	172,328,197
Horiba Ltd.	30,000	1,149,468
Hoya Corp.	3,443,157	138,314,854
Ibiden Co., Ltd.(a)	1,031,501	17,434,668
Japan Aviation Electronics Industry Ltd.	309,000	7,513,396
Keyence Corp.	26,110	14,282,393
Koa Corp.	101,246	986,922
Kyocera Corp.	2,208,218	121,380,638
Macnica, Inc.	120,600	3,851,557
Murata Manufacturing Co., Ltd.	1,130,456	155,864,832
Nichicon Corp.	123,000	1,151,795
Nippon Electric Glass Co., Ltd.(a)	5,879,301	28,777,567
Oki Electric Industry Co., Ltd.(a)	5,671,309	11,775,326
Omron Corp.	986,000	44,562,185
Optex Co., Ltd.	157,300	3,222,732
Ryosan Co., Ltd.	381,145	9,382,031
Sanshin Electronics Co., Ltd.	542,854	4,503,979
Shimadzu Corp.	1,290,000	14,424,765
Siix Corp.(a)	389,200	9,726,349
Taiyo Yuden Co., Ltd.(a)	449,500	6,566,804
TDK Corp.	641,868	45,708,173
Topcon Corp.(a)	406,100	9,982,762
UKC Holdings Corp.	19,199	333,471
Yaskawa Electric Corp.(a)	720,500	10,579,950
Yokogawa Electric Corp.(a)	733,838	7,924,288

Total Electronic Equipment, Instruments & Components		944,069,665
Energy Equipment & Services – 0.0%
Modec, Inc.(a)	81,400	1,282,173
Food & Staples Retailing – 1.4%
Ministop Co., Ltd.(a)	65,700	926,949
Seven & I Holdings Co., Ltd.	5,061,924	213,282,485

Total Food & Staples Retailing		214,209,434
Food Products – 0.8%
Ajinomoto Co., Inc.(a)	3,383,513	74,328,664
Fuji Oil Co., Ltd.	259,600	4,143,210
Kikkoman Corp.(a)	793,000	25,226,558
Nisshin Oillio Group Ltd. (The)	364,909	1,357,093
Sakata Seed Corp.(a)	76,539	1,247,728
Yakult Honsha Co., Ltd.(a)	199,287	13,908,961

Total Food Products		120,212,214
Health Care Equipment & Supplies – 0.5%
Asahi Intecc Co., Ltd.	24,800	1,737,086
Nipro Corp.	668,900	6,386,412
Sysmex Corp.	527,860	29,358,568
Terumo Corp.(a)	1,886,156	49,857,115

Total Health Care Equipment & Supplies		87,339,181
Household Durables – 1.9%
Casio Computer Co., Ltd.(a)	1,838,957	34,946,700
Foster Electric Co., Ltd.(a)	764,596	19,126,854
Fujitsu General Ltd.	685,000	9,001,960
Nikon Corp.(a)	2,846,400	38,213,083

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	91

Schedule of Investments (continued)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2015

Investments	Shares	Value
Panasonic Corp.	9,175,170	$120,652,434
Rinnai Corp.(a)	175,100	13,009,306
Sekisui Chemical Co., Ltd.	4,243,000	55,158,115
Tamron Co., Ltd.	157,100	3,388,932

Total Household Durables		293,497,384
Household Products – 0.4%
Lion Corp.	366,000	2,233,996
Pigeon Corp.	187,400	15,798,324
Unicharm Corp.	1,621,100	42,607,523

Total Household Products		60,639,843
Industrial Conglomerates – 0.8%
Nisshinbo Holdings, Inc.	908,000	8,729,823
Toshiba Corp.(a)	27,470,618	115,494,564

Total Industrial Conglomerates		124,224,387
Insurance – 1.9%
MS&AD Insurance Group Holdings, Inc.(a)	4,378,800	123,048,205
Tokio Marine Holdings, Inc.	4,505,700	170,515,901

Total Insurance		293,564,106
IT Services – 0.6%
Fujitsu Ltd.	4,880,328	33,333,139
NTT Data Corp.(a)	1,474,700	64,312,537

Total IT Services		97,645,676
Leisure Products – 0.4%
Dunlop Sports Co., Ltd.	136,580	1,381,460
Mizuno Corp.(a)	842,000	4,395,180
Shimano, Inc.	119,200	17,771,908
Tomy Co., Ltd.(a)	2,451,700	14,596,738
Yamaha Corp.	1,230,107	21,581,364

Total Leisure Products		59,726,650
Machinery – 7.5%
Aida Engineering Ltd.	396,400	4,561,451
Amada Co., Ltd.(a)	2,676,093	25,818,133
Anest Iwata Corp.	401,200	2,579,322
Asahi Diamond Industrial Co., Ltd.	552,100	6,330,102
CKD Corp.	108,200	1,015,912
Daifuku Co., Ltd.	714,400	9,459,806
DMG Mori Seiki Co., Ltd.	491,600	7,567,176
Ebara Corp.(a)	2,229,158	9,424,083
FANUC Corp.	779,289	170,576,079
Fujitec Co., Ltd.(a)	379,200	3,712,160
Glory Ltd.	55,800	1,558,724
Hino Motors Ltd.(a)	5,104,310	72,994,719
Hitachi Construction Machinery Co., Ltd.(a)	929,200	16,286,666
Hitachi Koki Co., Ltd.	1,122,111	9,160,281
Hitachi Zosen Corp.(a)	622,681	3,219,197
Hoshizaki Electric Co., Ltd.	380,769	24,860,715
Hosokawa Micron Corp.	478,022	2,487,269
IHI Corp.(a)	8,020,882	37,654,839
Japan Steel Works Ltd. (The)(a)	1,616,313	6,806,238
JTEKT Corp.	1,338,878	20,944,216
Kawasaki Heavy Industries Ltd.(a)	10,177,510	51,513,434
Kitz Corp.	1,307,000	6,473,696
Komatsu Ltd.(a)	8,593,206	169,284,546
Kubota Corp.(a)	8,274,502	131,301,874
Makino Milling Machine Co., Ltd.(a)	583,000	4,968,322
Makita Corp.(a)	658,269	34,251,395
Minebea Co., Ltd.	1,149,701	18,195,810
Mitsubishi Heavy Industries Ltd.	14,998,198	82,829,323
Mitsui Engineering & Shipbuilding Co., Ltd.	4,483,315	7,663,786
Nabtesco Corp.	704,000	20,428,768
Nachi-Fujikoshi Corp.	308,000	1,689,923
NGK Insulators Ltd.(a)	1,054,939	22,563,423
Nippon Thompson Co., Ltd.	534,000	2,640,500
Nitta Corp.	168,500	4,594,497
Noritake Co., Ltd.	1,538,145	3,616,901
NSK Ltd.(a)	1,953,366	28,634,709
Obara Group, Inc.(a)	82,600	4,683,594
Oiles Corp.(a)	55,100	1,076,960
OKUMA Corp.	530,000	4,932,083
OSG Corp.	537,524	10,488,273
Ryobi Ltd.	1,552,000	4,568,322
Shima Seiki Manufacturing Ltd.(a)	495,800	8,475,214
SMC Corp.	125,720	37,577,097
Sodick Co., Ltd.(a)	409,700	4,492,437
Star Micronics Co., Ltd.	964,100	13,537,998
Sumitomo Heavy Industries Ltd.	4,399,186	28,869,371
Tadano Ltd.	593,000	7,990,727
THK Co., Ltd.	538,879	13,750,008
Torishima Pump Manufacturing Co., Ltd.(a)	377,856	2,785,280
Toshiba Machine Co., Ltd.	1,210,000	5,105,357
Tsubakimoto Chain Co.	723,000	6,034,797
Union Tool Co.	67,540	1,931,726

Total Machinery		1,183,967,239
Marine – 0.4%
Iino Kaiun Kaisha Ltd.	1,694,772	8,987,909
Kawasaki Kisen Kaisha Ltd.(a)	7,399,725	19,930,050
Nippon Yusen K.K.	11,163,035	32,206,880
NS United Kaiun Kaisha Ltd.(a)	1,531,000	3,727,763

Total Marine		64,852,602
Media – 0.2%
Dentsu, Inc.	664,600	28,540,254
Metals & Mining – 2.8%
Aichi Steel Corp.	4,158,000	19,797,523
Hitachi Metals Ltd.	1,472,018	22,646,431
JFE Holdings, Inc.	3,961,362	87,666,915
Kobe Steel Ltd.(a)	33,102,000	61,276,998
Kyoei Steel Ltd.	120,200	2,033,653
Mitsubishi Materials Corp.(a)	8,213,000	27,667,726
Mitsubishi Steel Manufacturing Co., Ltd.	4,386,000	9,252,933
Mitsui Mining & Smelting Co., Ltd.	3,982,000	9,097,919
Nippon Steel & Sumitomo Metal Corp.(a)	51,714,992	130,446,405
Sanyo Special Steel Co., Ltd.	1,270,000	5,337,336
Sumitomo Metal Mining Co., Ltd.(a)	4,895,000	71,777,006

Total Metals & Mining		447,000,845

See Notes to Financial Statements.

92	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (concluded)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2015

Investments	Shares	Value
Multiline Retail – 0.1%
Ryohin Keikaku Co., Ltd.	117,000	$17,034,146
Oil, Gas & Consumable Fuels – 0.4%
TonenGeneral Sekiyu K.K.	6,786,000	58,679,024
Personal Products – 1.2%
Kao Corp.	3,041,980	152,194,121
Mandom Corp.	153,900	5,640,113
Shiseido Co., Ltd.(a)	1,923,522	34,211,986

Total Personal Products		192,046,220
Pharmaceuticals – 8.7%
Astellas Pharma, Inc.	16,537,404	271,314,091
Daiichi Sankyo Co., Ltd.(a)	8,443,121	134,259,177
Eisai Co., Ltd.(a)	3,695,277	262,990,946
Hisamitsu Pharmaceutical Co., Inc.(a)	969,400	39,851,090
Kyowa Hakko Kirin Co., Ltd.(a)	4,625,470	60,438,703
Rohto Pharmaceutical Co., Ltd.	104,000	1,481,192
Shionogi & Co., Ltd.	2,735,077	91,340,283
Sumitomo Dainippon Pharma Co., Ltd.(a)	1,169,900	13,891,496
Takeda Pharmaceutical Co., Ltd.(a)	10,157,663	508,116,075

Total Pharmaceuticals		1,383,683,053
Road & Rail – 0.3%
Nippon Express Co., Ltd.	9,983,000	55,939,762
Semiconductors & Semiconductor Equipment – 0.5%
Advantest Corp.(a)	706,000	8,942,372
Disco Corp.(a)	129,400	13,250,215
MegaChips Corp.	1,066,000	12,373,333
Mitsui High-Tec, Inc.	145,100	1,092,560
Nuflare Technology, Inc.(a)	68,300	3,041,251
Sanken Electric Co., Ltd.(a)	712,000	4,939,621
SCREEN Holdings Co., Ltd.	475,300	3,606,612
Shindengen Electric Manufacturing Co., Ltd.	648,000	3,242,026
Shinko Electric Industries Co., Ltd.	1,151,110	8,216,387
Tokyo Electron Ltd.	324,553	22,684,205

Total Semiconductors & Semiconductor Equipment		81,388,582
Software – 0.6%
Capcom Co., Ltd.	139,500	2,778,949
Konami Corp.(a)	752,100	14,110,694
Nexon Co., Ltd.	1,943,800	20,746,833
Square Enix Holdings Co., Ltd.	684,100	14,677,418
Trend Micro, Inc.(a)	1,515,208	50,033,135

Total Software		102,347,029
Specialty Retail – 1.1%
ABC-Mart, Inc.(a)	175,900	10,311,253
Fast Retailing Co., Ltd.(a)	345,500	133,950,573
Sanrio Co., Ltd.(a)	1,202,448	32,235,734

Total Specialty Retail		176,497,560
Technology Hardware, Storage & Peripherals – 5.9%
Brother Industries Ltd.	1,723,543	27,493,331
Canon, Inc.	17,530,497	620,967,699
FUJIFILM Holdings Corp.	3,260,395	116,264,992
Konica Minolta, Inc.	3,695,538	37,625,615
Ricoh Co., Ltd.(a)	7,477,078	81,551,120
Riso Kagaku Corp.	642,600	10,609,531
Roland DG Corp.	97,800	2,650,406
Seiko Epson Corp.(a)	1,707,108	30,334,352
Toshiba TEC Corp.	1,220,531	8,091,075

Total Technology Hardware, Storage & Peripherals		935,588,121
Textiles, Apparel & Luxury Goods – 0.3%
Asics Corp.	1,055,792	28,788,325
Descente Ltd.	383,981	4,777,149
Japan Vilene Co., Ltd.	615,000	3,046,154
Kurabo Industries Ltd.	662,472	1,165,575
Seiko Holdings Corp.(a)	535,000	2,703,440
Seiren Co., Ltd.(a)	435,610	3,904,780

Total Textiles, Apparel & Luxury Goods		44,385,423
Tobacco – 3.6%
Japan Tobacco, Inc.	17,946,931	568,749,729
Trading Companies & Distributors – 8.2%
Daiichi Jitsugyo Co., Ltd.	507,000	2,553,496
Hanwa Co., Ltd.	263,000	1,070,202
Inabata & Co., Ltd.	198,686	1,984,789
ITOCHU Corp.(a)	20,089,794	218,026,824
Kuroda Electric Co., Ltd.(a)	193,887	3,107,366
Marubeni Corp.(a)	20,789,978	120,657,283
MISUMI Group, Inc.	50,900	2,058,495
Mitsubishi Corp.(a)	18,476,100	372,911,403
Mitsui & Co., Ltd.(a)	23,368,289	314,110,335
Nagase & Co., Ltd.	1,018,656	13,361,233
Nippon Steel & Sumikin Bussan Corp.	969,000	3,353,221
Sojitz Corp.	14,608,121	24,483,905
Sumitomo Corp.(a)	15,194,277	162,870,487
Toyota Tsusho Corp.(a)	2,265,510	60,168,016

Total Trading Companies & Distributors		1,300,717,055
Transportation Infrastructure – 0.1%
Sumitomo Warehouse Co., Ltd. (The)	1,968,000	10,912,821
TOTAL COMMON STOCKS (Cost: $14,545,514,672)		15,635,850,725
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 11.6%
United States – 11.6%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(b)
(Cost: $1,832,292,482)(c)	1,832,292,482	1,832,292,482
TOTAL INVESTMENTS IN SECURITIES – 110.5% (Cost: $16,377,807,154)		17,468,143,207
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (10.5)%		(1,661,293,026)

NET ASSETS – 100.0%		$15,806,850,181
(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(c)

At March 31, 2015, the total market value of the Fund’s securities on loan was $1,752,022,320 and the total market value of the collateral held by the Fund was $1,843,568,072. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $11,275,590. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	93

Schedule of Investments

WisdomTree Japan Hedged Financials Fund (DXJF)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 99.2%
Japan – 99.2%
Banks – 61.0%
77 Bank Ltd. (The)	10,009	$56,753
Akita Bank Ltd. (The)	1,800	5,508
Aomori Bank Ltd. (The)(a)	4,000	12,908
Aozora Bank Ltd.(a)	22,700	80,635
Awa Bank Ltd. (The)	5,000	28,393
Bank of Kyoto Ltd. (The)	9,557	100,332
Bank of Nagoya Ltd. (The)(a)	4,500	14,972
Bank of the Ryukyus Ltd.	700	10,069
Bank of Yokohama Ltd. (The)	24,850	145,878
Chiba Bank Ltd. (The)	17,131	125,992
Chugoku Bank Ltd. (The)	4,550	68,103
Daishi Bank Ltd. (The)	9,650	34,038
Fukui Bank Ltd. (The)	4,000	8,705
Fukuoka Financial Group, Inc.	17,093	88,227
Gunma Bank Ltd. (The)	12,250	82,943
Hachijuni Bank Ltd. (The)	10,709	75,724
Higo Bank Ltd. (The)	4,200	25,811
Hiroshima Bank Ltd. (The)	13,200	71,325
Hokkoku Bank Ltd. (The)	5,700	19,915
Hokuhoku Financial Group, Inc.	29,800	66,595
Hyakugo Bank Ltd. (The)	5,300	24,616
Hyakujushi Bank Ltd. (The)	5,000	16,552
Iyo Bank Ltd. (The)	6,450	76,749
Joyo Bank Ltd. (The)(a)	17,846	91,964
Juroku Bank Ltd. (The)	9,750	35,854
Kagoshima Bank Ltd. (The)	6,200	42,238
Keiyo Bank Ltd. (The)	5,750	33,371
Kiyo Bank Ltd. (The)	2,300	32,124
Minato Bank Ltd. (The)(a)	10,500	24,340
Mitsubishi UFJ Financial Group, Inc.	143,500	889,897
Miyazaki Bank Ltd. (The)	4,000	15,243
Mizuho Financial Group, Inc.	162,400	285,867
Musashino Bank Ltd. (The)	650	21,870
Nanto Bank Ltd. (The)	5,000	17,386
Nishi-Nippon City Bank Ltd. (The)	16,450	47,872
North Pacific Bank Ltd.	8,000	30,286
Ogaki Kyoritsu Bank Ltd. (The)	10,550	33,429
Oita Bank Ltd. (The)(a)	5,800	22,586
Resona Holdings, Inc.	39,750	197,747
San-In Godo Bank Ltd. (The)	6,150	50,821
Senshu Ikeda Holdings, Inc.	6,100	29,044
Seven Bank Ltd.	15,500	76,644
Shiga Bank Ltd. (The)(a)	5,450	27,267
Shinsei Bank Ltd.(a)	40,750	81,211
Shizuoka Bank Ltd. (The)(a)	13,740	137,486
Sumitomo Mitsui Financial Group, Inc.(a)	20,260	777,372
Sumitomo Mitsui Trust Holdings, Inc.	77,300	319,384
Suruga Bank Ltd.	5,200	108,184
Toho Bank Ltd. (The)(a)	5,200	21,420
TOMONY Holdings, Inc.	2,900	13,155
Yamagata Bank Ltd. (The)(a)	4,300	18,251
Yamaguchi Financial Group, Inc.(a)	5,511	63,554
Yamanashi Chuo Bank Ltd. (The)	5,700	25,001

Total Banks		4,811,611
Capital Markets – 9.2%
Daiwa Securities Group, Inc.	34,500	272,145
Matsui Securities Co., Ltd.(a)	2,500	22,764
Monex Group, Inc.(a)	4,200	11,242
Nomura Holdings, Inc.	47,610	280,360
Okasan Securities Group, Inc.	4,700	37,428
SBI Holdings, Inc.	4,650	56,455
Tokai Tokyo Financial Holdings, Inc.	5,350	41,399

Total Capital Markets		721,793
Consumer Finance – 3.6%
Acom Co., Ltd.*(a)	11,550	40,161
AEON Financial Service Co., Ltd.(a)	2,250	56,942
Aiful Corp.*(a)	7,800	27,707
Credit Saison Co., Ltd.	3,550	63,881
Hitachi Capital Corp.	1,550	32,816
J Trust Co., Ltd.	2,300	19,831
Jaccs Co., Ltd.	5,800	30,421
Orient Corp.*	9,400	15,284

Total Consumer Finance		287,043
Diversified Financial Services – 4.0%
Century Tokyo Leasing Corp.	1,250	38,097
Fuyo General Lease Co., Ltd.	517	20,822
IBJ Leasing Co., Ltd.	1,232	25,529
Japan Exchange Group, Inc.(a)	5,250	152,564
Japan Securities Finance Co., Ltd.(a)	2,300	14,557
Mitsubishi UFJ Lease & Finance Co., Ltd.	12,700	63,010

Total Diversified Financial Services		314,579
Insurance – 21.4%
Dai-ichi Life Insurance Co., Ltd. (The)	22,050	320,936
MS&AD Insurance Group Holdings, Inc.(a)	10,550	296,465
Sompo Japan Nipponkoa Holdings, Inc.	8,400	261,614
Sony Financial Holdings, Inc.	4,000	64,440
T&D Holdings, Inc.	13,150	181,419
Tokio Marine Holdings, Inc.	14,950	565,775

Total Insurance		1,690,649
TOTAL COMMON STOCKS (Cost: $7,699,703)		7,825,675
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 18.0%
United States – 18.0%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(b)
(Cost: $1,418,569)(c)	1,418,569	1,418,569
TOTAL INVESTMENTS IN SECURITIES – 117.2% (Cost: $9,118,272)		9,244,244
Liabilities in Excess of Cash and Other Assets – (17.2)%		(1,357,704)

NET ASSETS – 100.0%		$7,886,540

See Notes to Financial Statements.

94	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (concluded)

WisdomTree Japan Hedged Financials Fund (DXJF)

March 31, 2015

*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(c)

At March 31, 2015, the total market value of the Fund’s securities on loan was $1,351,270 and the total market value of the collateral held by the Fund was $1,422,069. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $3,500. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	95

Schedule of Investments

WisdomTree Japan Hedged Health Care Fund (DXJH)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 99.2%
Japan – 99.2%
Biotechnology – 0.3%
3-D Matrix Ltd.*(a)	220	$1,870
Takara Bio, Inc.(a)	600	6,869

Total Biotechnology		8,739
Food & Staples Retailing – 5.6%
Ain Pharmaciez, Inc.	375	14,869
Cocokara fine, Inc.	350	9,850
Cosmos Pharmaceutical Corp.	160	25,042
Matsumotokiyoshi Holdings Co., Ltd.(a)	670	23,912
Sugi Holdings Co., Ltd.	550	27,242
Sundrug Co., Ltd.	460	23,935
Tsuruha Holdings, Inc.	485	37,207
Welcia Holdings Co., Ltd.	290	10,845

Total Food & Staples Retailing		172,902
Health Care Equipment & Supplies – 17.0%
Asahi Intecc Co., Ltd.	390	27,317
Hogy Medical Co., Ltd.	180	8,856
Nakanishi, Inc.	360	14,064
Nihon Kohden Corp.	1,220	33,317
Nikkiso Co., Ltd.	1,150	10,308
Nipro Corp.	1,450	13,844
Olympus Corp.*	4,140	154,139
Paramount Bed Holdings Co., Ltd.	350	9,266
Sysmex Corp.	2,260	125,697
Terumo Corp.	4,980	131,637

Total Health Care Equipment & Supplies		528,445
Health Care Providers & Services – 5.9%
Alfresa Holdings Corp.	2,940	41,554
Medipal Holdings Corp.	2,750	35,887
Miraca Holdings, Inc.(a)	820	37,812
Ship Healthcare Holdings, Inc.	580	13,256
Suzuken Co., Ltd.	1,309	40,004
Toho Holdings Co., Ltd.(a)	800	13,542

Total Health Care Providers & Services		182,055
Health Care Technology – 1.5%
M3, Inc.	2,200	46,797
Pharmaceuticals – 68.9%
Astellas Pharma, Inc.	18,260	299,575
Chugai Pharmaceutical Co., Ltd.(a)	2,950	93,106
Daiichi Sankyo Co., Ltd.(a)	9,102	144,736
Eisai Co., Ltd.(a)	3,660	260,480
Hisamitsu Pharmaceutical Co., Inc.	1,160	47,686
Kaken Pharmaceutical Co., Ltd.	1,630	47,300
KYORIN Holdings, Inc.	800	19,172
Kyowa Hakko Kirin Co., Ltd.	3,870	50,567
Mitsubishi Tanabe Pharma Corp.	3,350	57,600
Mochida Pharmaceutical Co., Ltd.	170	11,185
Nichi-iko Pharmaceutical Co., Ltd.	640	14,772
Nippon Shinyaku Co., Ltd.	878	32,030
Ono Pharmaceutical Co., Ltd.	1,410	159,665
Otsuka Holdings Co., Ltd.(a)	7,295	228,689
Rohto Pharmaceutical Co., Ltd.	1,621	23,087
Santen Pharmaceutical Co., Ltd.	5,750	83,907
Sawai Pharmaceutical Co., Ltd.	480	28,458
Seikagaku Corp.(a)	750	14,296
Shionogi & Co., Ltd.	4,400	146,942
Sosei Group Corp.*(a)	180	4,540
Sumitomo Dainippon Pharma Co., Ltd.(a)	2,400	28,498
Takeda Pharmaceutical Co., Ltd.(a)	6,097	304,990
Tsumura & Co.(a)	995	24,650
ZERIA Pharmaceutical Co., Ltd.	750	12,577

Total Pharmaceuticals		2,138,508
TOTAL COMMON STOCKS (Cost: $2,795,162)		3,077,446
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 26.2%
United States – 26.2%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(b)
(Cost: $811,790)(c)	811,790	811,790
TOTAL INVESTMENTS IN SECURITIES – 125.4% (Cost: $3,606,952)		3,889,236
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (25.4)%		(788,521)

NET ASSETS – 100.0%		$3,100,715
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(c)

At March 31, 2015, the total market value of the Fund’s securities on loan was $772,592 and the total market value of the collateral held by the Fund was $811,790. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

96	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments

WisdomTree Japan Hedged Real Estate Fund (DXJR)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 99.2%
Japan – 99.2%
Building Products – 4.9%
LIXIL Group Corp.(a)	32,975	$782,821
Nichias Corp.(a)	12,098	69,910
Okabe Co., Ltd.	5,325	49,243
Sankyo Tateyama, Inc.	3,418	66,151
Takara Standard Co., Ltd.	11,325	95,945
TOTO Ltd.(a)	34,448	512,734

Total Building Products		1,576,804
Construction & Engineering – 12.6%
Hazama Ando Corp.	20,606	118,043
Kajima Corp.	116,257	540,933
Kumagai Gumi Co., Ltd.*	34,919	109,190
Maeda Corp.(a)	19,517	141,912
Maeda Road Construction Co., Ltd.	8,693	141,277
Nippo Corp.	7,039	116,568
Nishimatsu Construction Co., Ltd.(a)	34,483	122,491
Obayashi Corp.	87,200	567,155
Okumura Corp.	23,710	111,111
Penta-Ocean Construction Co., Ltd.(a)	33,591	122,964
Shimizu Corp.	86,388	585,645
SHO-BOND Holdings Co., Ltd.	2,855	125,699
Sumitomo Mitsui Construction Co., Ltd.(a)	88,546	122,565
Taisei Corp.(a)	141,255	799,768
Tekken Corp.(a)	15,676	54,116
Toda Corp.	28,542	120,665
Totetsu Kogyo Co., Ltd.	3,828	85,641
Yokogawa Bridge Holdings Corp.	4,607	49,595

Total Construction & Engineering		4,035,338
Construction Materials – 1.9%
Sumitomo Osaka Cement Co., Ltd.(a)	48,842	150,283
Taiheiyo Cement Corp.	144,101	440,984

Total Construction Materials		591,267
Household Durables – 8.1%
Haseko Corp.	34,566	337,806
Iida Group Holdings Co., Ltd.(a)	17,697	221,056
PanaHome Corp.(a)	9,845	68,301
Sekisui Chemical Co., Ltd.	54,935	714,144
Sekisui House Ltd.	72,343	1,052,947
Sumitomo Forestry Co., Ltd.	18,968	207,671

Total Household Durables		2,601,925
Real Estate Investment Trusts (REITs) – 27.4%
Activia Properties, Inc.	30	262,414
Advance Residence Investment Corp.	150	360,350
AEON REIT Investment Corp.(a)	127	182,359
Comforia Residential REIT, Inc.(a)	48	104,745
Daiwa House REIT Investment Corp.(a)	35	153,513
Daiwa House Residential Investment Corp.(a)	90	196,923
Daiwa Office Investment Corp.(a)	31	167,505
Frontier Real Estate Investment Corp.	57	271,395
Fukuoka REIT Co.	64	119,541
Global One Real Estate Investment Corp.(a)	20	69,043
GLP J-REIT	237	245,646
Hankyu REIT, Inc.	58	73,271
Hulic Reit, Inc.(a)	84	129,231
Industrial & Infrastructure Fund Investment Corp.	37	172,466
Japan Excellent, Inc.	139	181,624
Japan Hotel REIT Investment Corp.	320	227,876
Japan Logistics Fund, Inc.(a)	92	191,250
Japan Prime Realty Investment Corp.	85	293,079
Japan Real Estate Investment Corp.(a)	149	701,980
Japan Rental Housing Investments, Inc.	83	60,628
Japan Retail Fund Investment Corp.	269	535,196
Kenedix Office Investment Corp.(a)	43	235,931
Kenedix Residential Investment Corp.(a)	37	114,926
Mori Hills REIT Investment Corp.(a)	161	227,286
Mori Trust Sogo REIT, Inc.	108	223,880
Nippon Accommodations Fund, Inc.	48	182,514
Nippon Building Fund, Inc.	168	826,517
Nippon Prologis REIT, Inc.(a)	196	432,123
Nomura Real Estate Master Fund, Inc.	179	222,696
Nomura Real Estate Office Fund, Inc.	41	199,316
Nomura Real Estate Residential Fund, Inc.	17	94,551
Orix JREIT, Inc.	249	357,123
Premier Investment Corp.	26	149,810
Sekisui House SI Residential Investment Corp.(a)	104	112,477
Tokyu REIT, Inc.	105	136,323
Top REIT, Inc.	18	74,972
United Urban Investment Corp.	304	474,283

Total Real Estate Investment Trusts (REITs)		8,764,763
Real Estate Management & Development – 40.9%
Aeon Mall Co., Ltd.	13,248	262,916
Daibiru Corp.	5,710	59,040
Daikyo, Inc.	33,377	50,375
Daito Trust Construction Co., Ltd.(a)	9,360	1,047,805
Daiwa House Industry Co., Ltd.(a)	79,145	1,564,751
Heiwa Real Estate Co., Ltd.	3,402	47,885
Hulic Co., Ltd.	44,024	495,947
Kenedix, Inc.(a)	28,188	115,173
Leopalace21 Corp.*	27,567	144,588
Mitsubishi Estate Co., Ltd.	138,928	3,228,621
Mitsui Fudosan Co., Ltd.	98,730	2,905,712
Nomura Real Estate Holdings, Inc.	14,279	257,897
NTT Urban Development Corp.	12,473	125,016
Sumitomo Realty & Development Co., Ltd.	55,508	2,001,621
Tokyo Tatemono Co., Ltd.	48,089	352,873
Tokyu Fudosan Holdings Corp.	60,094	410,899

Total Real Estate Management & Development		13,071,119
Transportation Infrastructure – 3.4%
Japan Airport Terminal Co., Ltd.(a)	7,338	445,451
Kamigumi Co., Ltd.	28,673	271,368
Mitsubishi Logistics Corp.	18,295	286,038
Sumitomo Warehouse Co., Ltd. (The)	16,803	93,175

Total Transportation Infrastructure		1,096,032
TOTAL COMMON STOCKS (Cost: $31,721,374)		31,737,248

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	97

Schedule of Investments (concluded)

WisdomTree Japan Hedged Real Estate Fund (DXJR)

March 31, 2015

Investments	Shares	Value
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 25.3%
United States – 25.3%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(b)
(Cost: $8,079,140)(c)	8,079,140	$8,079,140
TOTAL INVESTMENTS IN SECURITIES – 124.5% (Cost: $39,800,514)		39,816,388
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (24.5)%		(7,836,971)

NET ASSETS – 100.0%		$31,979,417
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(c)

At March 31, 2015, the total market value of the Fund’s securities on loan was $7,683,277 and the total market value of the collateral held by the Fund was $8,079,140. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

98	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 99.0%
Japan – 99.0%
Air Freight & Logistics – 0.3%
Kintetsu World Express, Inc.	3,300	$148,593
Mitsui-Soko Holdings Co., Ltd.	31,000	104,432
Shibusawa Warehouse Co., Ltd. (The)	23,000	65,783
Yusen Logistics Co., Ltd.	5,800	71,916

Total Air Freight & Logistics		390,724
Auto Components – 5.6%
Aisan Industry Co., Ltd.	16,200	139,812
Akebono Brake Industry Co., Ltd.(a)	31,600	115,939
Calsonic Kansei Corp.	35,000	232,604
Daido Metal Co., Ltd.	9,200	95,970
Eagle Industry Co., Ltd.	7,400	150,129
Exedy Corp.	11,600	276,930
FCC Co., Ltd.(a)	12,800	200,339
G-Tekt Corp.	7,298	66,027
H-One Co., Ltd.	5,852	34,744
Keihin Corp.	15,600	239,480
Kinugawa Rubber Industrial Co., Ltd.(a)	22,000	95,760
KYB Co., Ltd.	46,000	168,772
Musashi Seimitsu Industry Co., Ltd.(a)	6,600	139,897
NHK Spring Co., Ltd.	54,700	571,516
Nifco, Inc.	12,700	438,953
Nissin Kogyo Co., Ltd.	14,600	232,285
Pacific Industrial Co., Ltd.(a)	13,900	113,935
Piolax, Inc.	1,200	48,931
Press Kogyo Co., Ltd.(a)	34,000	138,070
Riken Corp.	29,000	114,863
Sanden Corp.	31,000	138,812
Sanoh Industrial Co., Ltd.	13,500	97,486
Showa Corp.	19,800	200,435
Sumitomo Riko Co., Ltd.	20,200	177,366
T. RAD Co., Ltd.	28,000	59,771
Tachi-S Co., Ltd.(a)	3,200	44,935
Taiho Kogyo Co., Ltd.	9,500	112,012
Takata Corp.(a)	11,100	121,806
Tokai Rika Co., Ltd.	23,825	554,079
Topre Corp.	7,200	112,810
Toyo Tire & Rubber Co., Ltd.	18,000	325,253
Toyota Boshoku Corp.(a)	33,700	422,637
TPR Co., Ltd.	4,106	110,418
TS Tech Co., Ltd.	14,300	386,938
Unipres Corp.	7,000	143,006

Total Auto Components		6,622,720
Banks – 8.1%
77 Bank Ltd. (The)	61,000	345,883
Akita Bank Ltd. (The)	36,000	110,169
Aomori Bank Ltd. (The)(a)	68,000	219,437
Ashikaga Holdings Co., Ltd.	30,200	127,171
Awa Bank Ltd. (The)	41,000	232,820
Bank of Iwate Ltd. (The)(a)	2,700	117,073
Bank of Nagoya Ltd. (The)(a)	42,000	139,737
Bank of Saga Ltd. (The)	43,000	108,643
Bank of the Ryukyus Ltd.	10,500	151,032
Daisan Bank Ltd. (The)	72,000	113,471
Daishi Bank Ltd. (The)	92,000	324,503
Ehime Bank Ltd. (The)(a)	56,000	112,070
Eighteenth Bank Ltd. (The)	61,000	185,658
FIDEA Holdings Co., Ltd.(a)	45,100	81,983
Fukui Bank Ltd. (The)	61,000	132,758
Higashi-Nippon Bank Ltd. (The)	57,000	179,662
Higo Bank Ltd. (The)(a)	45,000	276,548
Hokkoku Bank Ltd. (The)	56,000	195,656
Hokuetsu Bank Ltd. (The)(a)	68,000	132,683
Hyakugo Bank Ltd. (The)	56,000	260,096
Hyakujushi Bank Ltd. (The)	68,000	225,107
Jimoto Holdings, Inc.	36,600	68,668
Juroku Bank Ltd. (The)	86,000	316,248
Kagoshima Bank Ltd. (The)	30,000	204,378
Kansai Urban Banking Corp.	26,600	276,369
Keiyo Bank Ltd. (The)	67,000	388,843
Kiyo Bank Ltd. (The)	19,098	266,743
Michinoku Bank Ltd. (The)	58,000	98,662
Mie Bank Ltd. (The)	49,000	112,362
Minato Bank Ltd. (The)(a)	90,587	209,991
Miyazaki Bank Ltd. (The)	43,000	163,861
Musashino Bank Ltd. (The)	7,100	238,887
Nanto Bank Ltd. (The)	57,000	198,199
Nishi-Nippon City Bank Ltd. (The)	207,000	602,401
North Pacific Bank Ltd.	62,000	234,713
Ogaki Kyoritsu Bank Ltd. (The)	99,000	313,696
Oita Bank Ltd. (The)(a)	33,000	128,505
San-In Godo Bank Ltd. (The)	28,000	231,378
Senshu Ikeda Holdings, Inc.	72,400	344,719
Shiga Bank Ltd. (The)(a)	33,000	165,103
Shikoku Bank Ltd. (The)	63,000	129,756
Tochigi Bank Ltd. (The)	25,000	128,830
Toho Bank Ltd. (The)(a)	57,000	234,797
Tokyo TY Financial Group, Inc.(a)	6,200	166,471
TOMONY Holdings, Inc.	29,300	132,910
Tottori Bank Ltd. (The)	24,000	51,032
Towa Bank Ltd. (The)	72,000	59,437
Yamagata Bank Ltd. (The)(a)	26,000	110,352
Yamanashi Chuo Bank Ltd. (The)	29,000	127,196

Total Banks		9,476,667
Beverages – 1.1%
Coca-Cola West Co., Ltd.	26,117	432,507
Ito En Ltd.(a)	16,400	354,325
Sapporo Holdings Ltd.(a)	70,000	277,840
Takara Holdings, Inc.(a)	35,500	257,536

Total Beverages		1,322,208
Building Products – 2.0%
Aica Kogyo Co., Ltd.	13,400	312,862
Bunka Shutter Co., Ltd.	11,000	91,174
Central Glass Co., Ltd.	58,000	274,221

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	99

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2015

Investments	Shares	Value
Eidai Co., Ltd.	13,000	$48,347
Nichias Corp.(a)	20,000	115,572
Nichiha Corp.	11,400	133,463
Nitto Boseki Co., Ltd.	26,000	101,247
Noritz Corp.	5,100	83,862
Okabe Co., Ltd.	13,000	120,217
Sanwa Holdings Corp.	55,100	409,833
Sekisui Jushi Corp.	9,300	124,233
Takara Standard Co., Ltd.(a)	30,000	254,159
Takasago Thermal Engineering Co., Ltd.	23,100	288,931

Total Building Products		2,358,121
Capital Markets – 1.7%
Ichigo Group Holdings Co., Ltd.(a)	19,500	51,057
Ichiyoshi Securities Co., Ltd.(a)	24,100	261,648
IwaiCosmo Holdings, Inc.	14,500	204,940
kabu.com Securities Co., Ltd.(a)	72,400	476,328
Kyokuto Securities Co., Ltd.(a)	27,100	400,201
Monex Group, Inc.(a)	140,165	375,176
Sparx Group Co., Ltd.(a)	25,900	47,081
Takagi Securities Co., Ltd.	24,281	54,464
Toyo Securities Co., Ltd.	38,000	117,874

Total Capital Markets		1,988,769
Chemicals – 7.9%
Achilles Corp.	59,000	73,796
ADEKA Corp.	21,700	281,191
Asahi Organic Chemicals Industry Co., Ltd.	39,000	84,228
Chugoku Marine Paints Ltd.	10,000	90,640
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	28,000	144,290
Daiso Co., Ltd.	32,885	115,169
Denki Kagaku Kogyo K.K.	138,000	545,441
Fujimi, Inc.	6,700	115,703
Fujimori Kogyo Co., Ltd.	3,500	103,898
Gun-Ei Chemical Industry Co., Ltd.	22,000	61,455
JSP Corp.	7,817	145,683
Kaneka Corp.	92,240	650,699
Koatsu Gas Kogyo Co., Ltd.	10,000	51,115
Konishi Co., Ltd.	3,900	66,049
Kumiai Chemical Industry Co., Ltd.	7,200	59,497
Kureha Corp.(a)	42,000	180,713
Lintec Corp.	17,500	417,636
Nihon Nohyaku Co., Ltd.	10,000	100,313
Nihon Parkerizing Co., Ltd.	15,200	184,415
Nippon Kayaku Co., Ltd.	38,000	477,515
Nippon Soda Co., Ltd.	20,000	116,406
Nippon Synthetic Chemical Industry Co., Ltd. (The)(a)	27,000	179,437
Nippon Valqua Industries Ltd.	23,000	59,837
NOF Corp.	34,000	252,891
Okamoto Industries, Inc.	21,000	80,375
Riken Technos Corp.	14,700	53,566
Sakai Chemical Industry Co., Ltd.	28,000	91,290
Sakata INX Corp.	14,200	133,564
Sanyo Chemical Industries Ltd.	29,000	228,518
Sekisui Plastics Co., Ltd.	31,000	113,738
Showa Denko K.K.	363,759	464,083
Sumitomo Bakelite Co., Ltd.(a)	66,000	294,434
Sumitomo Seika Chemicals Co., Ltd.	11,000	78,516
Taiyo Holdings Co., Ltd.	12,500	440,379
Takasago International Corp.	24,000	109,068
Takiron Co., Ltd.	25,000	109,235
Teijin Ltd.	181,000	615,785
Toagosei Co., Ltd.(a)	68,000	311,295
Tokai Carbon Co., Ltd.(a)	56,000	157,832
Toyo Ink SC Holdings Co., Ltd.	93,000	436,598
Toyobo Co., Ltd.(a)	195,000	263,415
Ube Industries Ltd.	319,800	501,333
Zeon Corp.(a)	34,000	314,697

Total Chemicals		9,355,738
Commercial Services & Supplies – 2.0%
Aeon Delight Co., Ltd.	13,100	313,832
Daiseki Co., Ltd.	6,500	117,561
Itoki Corp.	14,900	95,047
Kokuyo Co., Ltd.	24,700	231,295
Kyodo Printing Co., Ltd.	32,000	98,462
Kyoritsu Printing Co., Ltd.	21,300	52,040
Matsuda Sangyo Co., Ltd.	9,000	115,272
Mitsubishi Pencil Co., Ltd.	2,900	107,730
Moshi Moshi Hotline, Inc.	23,700	259,084
NAC Co., Ltd.	4,500	38,649
Nippon Parking Development Co., Ltd.	88,600	127,812
Okamura Corp.	23,600	190,099
Pilot Corp.	1,200	67,742
Sato Holdings Corp.	6,600	149,969
Toppan Forms Co., Ltd.	33,700	382,734
Uchida Yoko Co., Ltd.	13,000	39,892

Total Commercial Services & Supplies		2,387,220
Communications Equipment – 0.3%
Hitachi Kokusai Electric, Inc.	26,000	349,485
Construction & Engineering – 3.3%
Dai-Dan Co., Ltd.	5,000	34,146
Fudo Tetra Corp.	26,100	51,797
Hazama Ando Corp.	20,500	117,436
Kandenko Co., Ltd.	44,000	255,726
Kitano Construction Corp.	36,000	101,764
Kyowa Exeo Corp.(a)	18,300	196,695
Kyudenko Corp.	8,000	87,521
Maeda Corp.(a)	22,000	159,967
Maeda Road Construction Co., Ltd.	13,000	211,274
Mirait Holdings Corp.	19,944	223,512
Nichireki Co., Ltd.	6,000	52,533
Nippo Corp.	11,000	182,164
Nippon Densetsu Kogyo Co., Ltd.	6,800	101,497
Nippon Road Co., Ltd. (The)	34,000	170,957
Nippon Steel & Sumikin Texeng Co., Ltd.	11,000	52,099
Nishimatsu Construction Co., Ltd.(a)	44,000	156,298

See Notes to Financial Statements.

100	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2015

Investments	Shares	Value
Obayashi Road Corp.	11,000	$60,813
Okumura Corp.	57,000	267,117
Raito Kogyo Co., Ltd.	7,900	64,755
SHO-BOND Holdings Co., Ltd.	3,100	136,485
Sumitomo Densetsu Co., Ltd.	6,800	77,455
Taikisha Ltd.	7,900	196,965
Toda Corp.	51,000	215,610
Toenec Corp.	10,000	48,197
Tokyu Construction Co., Ltd.	16,100	91,290
Toshiba Plant Systems & Services Corp.	12,600	174,094
Totetsu Kogyo Co., Ltd.	6,200	138,708
Toyo Construction Co., Ltd.(a)	14,700	57,611
Toyo Engineering Corp.(a)	13,000	34,038
Yahagi Construction Co., Ltd.	7,200	47,610
Yurtec Corp.	20,000	133,750

Total Construction & Engineering		3,899,884
Construction Materials – 0.2%
Sumitomo Osaka Cement Co., Ltd.(a)	63,000	193,846
Containers & Packaging – 0.7%
FP Corp.(a)	9,100	330,840
Fuji Seal International, Inc.	3,000	83,552
Nihon Yamamura Glass Co., Ltd.	27,000	38,724
Rengo Co., Ltd.(a)	73,381	311,452
Tomoku Co., Ltd.	39,000	92,033

Total Containers & Packaging		856,601
Distributors – 0.4%
Doshisha Co., Ltd.	7,300	113,586
Happinet Corp.(a)	3,800	45,312
Paltac Corp.	20,803	292,985

Total Distributors		451,883
Diversified Consumer Services – 0.1%
Meiko Network Japan Co., Ltd.	7,000	75,239
Studio Alice Co., Ltd.	4,600	85,920

Total Diversified Consumer Services		161,159
Diversified Financial Services – 0.2%
Ricoh Leasing Co., Ltd.	5,800	172,416
Electric Utilities – 0.1%
Okinawa Electric Power Co., Inc. (The)	3,500	126,808
Electrical Equipment – 1.7%
Daihen Corp.	25,000	123,202
Denyo Co., Ltd.	3,900	58,341
Endo Lighting Corp.(a)	7,309	83,436
Fujikura Ltd.	46,000	202,143
Furukawa Electric Co., Ltd.(a)	106,000	179,429
GS Yuasa Corp.(a)	58,000	261,647
Idec Corp.	9,100	79,523
Nippon Carbon Co., Ltd.(a)	46,000	143,840
Nissin Electric Co., Ltd.	27,000	162,326
Nitto Kogyo Corp.	10,500	195,772
Odelic Co., Ltd.	2,900	76,898
Sanyo Denki Co., Ltd.	13,000	92,900
Tatsuta Electric Wire and Cable Co., Ltd.(a)	13,700	58,147
Ushio, Inc.(a)	26,600	331,821

Total Electrical Equipment		2,049,425
Electronic Equipment, Instruments & Components – 4.1%
Ai Holdings Corp.	9,700	177,459
Amano Corp.	26,800	321,131
Anritsu Corp.(a)	24,900	174,201
Azbil Corp.	21,700	589,885
Canon Electronics, Inc.	14,200	288,322
CONEXIO Corp.	11,400	102,949
Daiwabo Holdings Co., Ltd.	65,000	104,607
Enplas Corp.	2,329	93,704
Hakuto Co., Ltd.	11,000	131,624
Horiba Ltd.	9,200	352,504
Japan Aviation Electronics Industry Ltd.	7,000	170,206
Kaga Electronics Co., Ltd.	6,800	83,069
Koa Corp.	9,000	87,730
Kyosan Electric Manufacturing Co., Ltd.	13,000	41,192
Macnica, Inc.	3,600	114,972
Nichicon Corp.	19,500	182,602
Nippon Signal Co., Ltd. (The)	14,400	140,968
Nohmi Bosai Ltd.	10,766	133,133
Oki Electric Industry Co., Ltd.(a)	105,000	218,011
Optex Co., Ltd.	6,500	133,171
Ryoden Trading Co., Ltd.	22,000	154,280
Ryosan Co., Ltd.	9,500	233,846
Sanshin Electronics Co., Ltd.	9,100	75,501
Siix Corp.(a)	6,800	169,936
SMK Corp.(a)	22,000	95,576
Taiyo Yuden Co., Ltd.(a)	10,800	157,779
Topcon Corp.(a)	7,300	179,449
UKC Holdings Corp.	4,400	76,425

Total Electronic Equipment, Instruments & Components		4,784,232
Energy Equipment & Services – 0.3%
Modec, Inc.(a)	9,300	146,489
Shinko Plantech Co., Ltd.	20,600	152,192

Total Energy Equipment & Services		298,681
Food & Staples Retailing – 3.1%
Ain Pharmaciez, Inc.	3,900	154,634
Arcs Co., Ltd.(a)	13,200	317,108
Belc Co., Ltd.	5,000	145,299
Cawachi Ltd.	6,500	113,387
Cocokara fine, Inc.	5,700	160,413
Cosmos Pharmaceutical Corp.	700	109,560
Heiwado Co., Ltd.	11,500	263,898
Kato Sangyo Co., Ltd.	10,100	209,959
Matsumotokiyoshi Holdings Co., Ltd.(a)	9,200	328,339
Ministop Co., Ltd.(a)	9,200	129,801
Mitsubishi Shokuhin Co., Ltd.	10,400	218,190
Okuwa Co., Ltd.(a)	6,000	46,379
Qol Co., Ltd.	9,300	78,479
San-A Co., Ltd.	3,600	136,886
United Super Markets Holdings, Inc.*(a)	26,700	237,333

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	101

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2015

Investments	Shares	Value
UNY Group Holdings Co., Ltd.(a)	91,736	$514,808
Valor Co., Ltd.	11,100	240,558
Welcia Holdings Co., Ltd.	4,400	164,553
Yokohama Reito Co., Ltd.(a)	12,700	88,426

Total Food & Staples Retailing		3,658,010
Food Products – 4.3%
Ariake Japan Co., Ltd.	7,000	240,775
Ezaki Glico Co., Ltd.	7,300	295,835
Fuji Oil Co., Ltd.	17,951	286,498
Fujicco Co., Ltd.	4,000	64,807
Hokuto Corp.(a)	9,800	182,803
Itoham Foods, Inc.(a)	46,000	254,309
J-Oil Mills, Inc.	58,000	202,160
Kagome Co., Ltd.(a)	12,100	188,273
Kameda Seika Co., Ltd.	1,300	52,954
Kewpie Corp.	23,100	563,222
Marudai Food Co., Ltd.	38,000	129,281
Maruha Nichiro Corp.(a)	10,900	153,968
Megmilk Snow Brand Co., Ltd.(a)	18,000	216,886
Mitsui Sugar Co., Ltd.	39,000	137,236
Morinaga & Co., Ltd.	81,000	285,028
Morinaga Milk Industry Co., Ltd.	57,000	216,735
Nagatanien Co., Ltd.	3,000	28,343
Nakamuraya Co., Ltd.	12,000	50,231
Nichirei Corp.	61,000	342,831
Nippon Beet Sugar Manufacturing Co., Ltd.	66,000	108,968
Nippon Flour Mills Co., Ltd.	41,000	203,077
Nisshin Oillio Group Ltd. (The)(a)	66,000	245,453
Rock Field Co., Ltd.	3,500	75,385
S Foods, Inc.	5,800	106,883
Sakata Seed Corp.	9,600	156,498
Showa Sangyo Co., Ltd.	35,000	134,834
Starzen Co., Ltd.	35,000	111,194
Warabeya Nichiyo Co., Ltd.	2,800	52,159

Total Food Products		5,086,626
Gas Utilities – 0.2%
Saibu Gas Co., Ltd.	78,000	175,610
Shizuoka Gas Co., Ltd.	13,000	86,287

Total Gas Utilities		261,897
Health Care Equipment & Supplies – 1.7%
Asahi Intecc Co., Ltd.	2,500	175,110
Eiken Chemical Co., Ltd.	3,800	62,422
Hogy Medical Co., Ltd.(a)	3,500	172,191
Nagaileben Co., Ltd.	9,800	179,207
Nakanishi, Inc.	3,600	140,638
Nihon Kohden Corp.	14,200	387,784
Nikkiso Co., Ltd.(a)	16,100	144,319
Nipro Corp.	60,723	579,761
Paramount Bed Holdings Co., Ltd.	4,603	121,864

Total Health Care Equipment & Supplies		1,963,296
Health Care Providers & Services – 0.7%
As One Corp.	3,700	112,149
BML, Inc.	3,700	105,207
Message Co., Ltd.(a)	2,600	78,591
Nichii Gakkan Co.(a)	17,700	156,153
Ship Healthcare Holdings, Inc.	6,859	156,769
Toho Holdings Co., Ltd.(a)	9,800	165,887
Vital KSK Holdings, Inc.(a)	12,700	96,898

Total Health Care Providers & Services		871,654
Hotels, Restaurants & Leisure – 2.9%
Accordia Golf Co., Ltd.	49,100	472,064
Aeon Fantasy Co., Ltd.(a)	6,200	95,178
Doutor Nichires Holdings Co., Ltd.(a)	7,500	125,766
Fuji Kyuko Co., Ltd.(a)	5,000	47,154
Hiramatsu, Inc.	10,000	52,950
Ichibanya Co., Ltd.(a)	2,948	131,268
Kyoritsu Maintenance Co., Ltd.(a)	2,700	129,456
MOS Food Services, Inc.(a)	3,500	74,392
Ohsho Food Service Corp.(a)	6,200	221,530
PGM Holdings K.K.(a)	10,200	111,505
Plenus Co., Ltd.	9,900	184,090
Resorttrust, Inc.	19,600	511,553
Round One Corp.	27,700	157,296
Royal Holdings Co., Ltd.(a)	3,900	73,138
Saizeriya Co., Ltd.	9,800	189,749
St. Marc Holdings Co., Ltd.	6,400	218,003
Tokyo Dome Corp.(a)	22,000	93,559
Tokyotokeiba Co., Ltd.(a)	33,000	82,001
Yoshinoya Holdings Co., Ltd.(a)	14,100	153,904
Zensho Holdings Co., Ltd.(a)	26,105	253,159

Total Hotels, Restaurants & Leisure		3,377,715
Household Durables – 2.5%
Cleanup Corp.	14,600	113,829
Foster Electric Co., Ltd.(a)	7,906	197,774
France Bed Holdings Co., Ltd.(a)	95,000	141,797
Fuji Corp., Ltd.(a)	25,900	143,403
Fujitsu General Ltd.(a)	12,000	157,699
Haseko Corp.	11,600	113,364
Higashi Nihon House Co., Ltd.(a)	17,500	79,675
Misawa Homes Co., Ltd.(a)	7,041	61,471
PanaHome Corp.	57,000	395,447
Pressance Corp.	3,200	101,797
Sangetsu Co., Ltd.	22,600	342,416
Starts Corp., Inc.	11,400	173,673
Sumitomo Forestry Co., Ltd.	33,500	366,775
Tama Home Co., Ltd.(a)	13,246	64,283
Tamron Co., Ltd.	7,100	153,160
TOA Corp.	7,100	68,617
Token Corp.	3,180	160,160
West Holdings Corp.(a)	5,600	49,498

Total Household Durables		2,884,838
Household Products – 1.1%
Earth Chemical Co., Ltd.	6,800	235,030
Lion Corp.	61,000	372,333

See Notes to Financial Statements.

102	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2015

Investments	Shares	Value
Pigeon Corp.	7,400	$623,840

Total Household Products		1,231,203
Industrial Conglomerates – 0.7%
Keihan Electric Railway Co., Ltd.(a)	94,110	574,430
Nisshinbo Holdings, Inc.	29,000	278,816

Total Industrial Conglomerates		853,246
Internet & Catalog Retail – 0.4%
ASKUL Corp.(a)	5,700	134,367
Belluna Co., Ltd.	20,000	98,061
Ikyu Corp.	7,500	131,832
Senshukai Co., Ltd.(a)	16,500	119,700

Total Internet & Catalog Retail		483,960
Internet Software & Services – 1.3%
Dena Co., Ltd.(a)	38,783	760,299
F@N Communications, Inc.(a)	6,200	52,785
GMO Internet, Inc.	20,900	257,579
Gree, Inc.(a)	38,900	270,848
Gurunavi, Inc.	5,700	111,505
Internet Initiative Japan, Inc.(a)	4,200	69,729

Total Internet Software & Services		1,522,745
IT Services – 1.5%
Bit-isle, Inc.	16,100	70,750
DTS Corp.	4,700	90,140
Future Architect, Inc.	13,000	79,024
Ines Corp.	14,300	108,390
Information Services International-Dentsu Ltd.	6,300	60,518
IT Holdings Corp.	14,200	259,667
NEC Networks & System Integration Corp.	12,900	260,098
NET One Systems Co., Ltd.(a)	50,000	341,880
Nihon Unisys Ltd.	21,300	202,477
NS Solutions Corp.	10,500	324,390

Total IT Services		1,797,334
Leisure Products – 1.2%
Daikoku Denki Co., Ltd.(a)	7,300	105,734
Fields Corp.(a)	13,400	204,366
Heiwa Corp.	32,900	647,164
Mizuno Corp.(a)	25,000	130,498
Tomy Co., Ltd.(a)	24,600	146,461
Universal Entertainment Corp.(a)	10,400	170,060

Total Leisure Products		1,404,283
Life Sciences Tools & Services – 0.1%
CMIC Holdings Co., Ltd.	4,000	64,774
EPS Holdings Inc.	6,500	76,910

Total Life Sciences Tools & Services		141,684
Machinery – 6.4%
Aida Engineering Ltd.	18,700	215,184
Anest Iwata Corp.	11,300	72,648
Asahi Diamond Industrial Co., Ltd.	10,100	115,801
Bando Chemical Industries Ltd.	25,000	96,936
CKD Corp.	16,100	151,166
Daifuku Co., Ltd.	16,600	219,811
DMG Mori Seiki Co., Ltd.	19,700	303,241
Fujitec Co., Ltd.(a)	23,500	230,052
Furukawa Co., Ltd.	51,000	90,156
Glory Ltd.	12,500	349,177
Harmonic Drive Systems, Inc.(a)	6,500	143,631
Hitachi Koki Co., Ltd.(a)	42,100	343,681
Hitachi Zosen Corp.	33,535	173,372
Hosokawa Micron Corp.	9,000	46,829
Iseki & Co., Ltd.(a)	42,000	80,550
Japan Steel Works Ltd. (The)(a)	56,018	235,890
Kato Works Co., Ltd.	11,000	74,480
Kito Corp.(a)	4,700	47,813
Kitz Corp.	24,500	121,351
Kobelco Eco-Solutions Co., Ltd.	21,433	120,636
Kyokuto Kaihatsu Kogyo Co., Ltd.	8,171	92,731
Makino Milling Machine Co., Ltd.(a)	12,000	102,264
Meidensha Corp.(a)	42,000	135,885
Mitsubishi Nichiyu Forklift Co., Ltd.	9,100	51,447
Mitsuboshi Belting Co., Ltd.	10,000	80,467
Mitsui Engineering & Shipbuilding Co., Ltd.(a)	78,000	133,333
Miura Co., Ltd.(a)	24,600	277,744
Morita Holdings Corp.	9,100	85,518
Nachi-Fujikoshi Corp.	27,000	148,143
Nippon Sharyo Ltd.(a)	25,000	71,711
Nippon Thompson Co., Ltd.	22,000	108,785
Nitta Corp.	6,600	179,962
Noritake Co., Ltd.	31,000	72,896
Obara Group, Inc.(a)	3,500	198,457
Oiles Corp.	9,300	181,774
OKUMA Corp.	22,000	204,728
OSG Corp.(a)	17,700	345,366
Ryobi Ltd.	29,000	85,362
Shima Seiki Manufacturing Ltd.	7,400	126,496
Shinmaywa Industries Ltd.	10,000	106,316
Sodick Co., Ltd.(a)	18,300	200,663
Star Micronics Co., Ltd.	13,700	192,377
Tadano Ltd.	16,000	215,601
Takuma Co., Ltd.	10,000	78,549
Tocalo Co., Ltd.	6,700	125,927
Toshiba Machine Co., Ltd.	22,000	92,825
Tsubakimoto Chain Co.	28,000	233,713
Tsugami Corp.(a)	25,000	160,308
Union Tool Co.	3,100	88,664
YAMABIKO Corp.	2,700	121,126

Total Machinery		7,531,543
Marine – 0.7%
Iino Kaiun Kaisha Ltd.	20,300	107,657
Kawasaki Kisen Kaisha Ltd.(a)	205,000	552,137
NS United Kaiun Kaisha Ltd.(a)	75,740	184,416

Total Marine		844,210
Media – 1.4%
Avex Group Holdings, Inc.(a)	16,700	266,949
Daiichikosho Co., Ltd.(a)	13,900	432,329

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	103

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2015

Investments	Shares	Value
Kadokawa Dwango*	3,700	$58,126
OPT, Inc.(a)	9,932	57,642
SKY Perfect JSAT Holdings, Inc.	88,600	551,141
Toei Co., Ltd.	23,000	171,265
Zenrin Co., Ltd.(a)	13,300	164,469

Total Media		1,701,921
Metals & Mining – 2.1%
Aichi Steel Corp.	60,000	285,679
Asahi Holdings, Inc.	13,700	234,988
Daido Steel Co., Ltd.(a)	43,000	192,904
Kurimoto Ltd.	35,000	66,833
Kyoei Steel Ltd.	3,800	64,292
Mitsubishi Steel Manufacturing Co., Ltd.	48,987	103,346
Mitsui Mining & Smelting Co., Ltd.	101,000	230,761
Neturen Co., Ltd.	13,600	100,930
Nippon Denko Co., Ltd.	26,600	63,880
Nisshin Steel Co., Ltd.(a)	13,732	172,101
Nittetsu Mining Co., Ltd.	26,000	96,477
Sanyo Special Steel Co., Ltd.	26,000	109,268
Toho Zinc Co., Ltd.	30,000	94,809
Toyo Kohan Co., Ltd.	24,200	110,784
UACJ Corp.(a)	95,532	264,470
Yamato Kogyo Co., Ltd.	9,000	217,936

Total Metals & Mining		2,409,458
Multiline Retail – 0.6%
Fuji Co., Ltd.	3,500	60,267
H2O Retailing Corp.(a)	19,700	371,906
Parco Co., Ltd.	18,100	168,888
Seria Co., Ltd.(a)	2,946	106,613

Total Multiline Retail		707,674
Oil, Gas & Consumable Fuels – 0.7%
Cosmo Oil Co., Ltd.(a)	79,000	106,717
Itochu Enex Co., Ltd.	28,400	234,683
Nippon Gas Co., Ltd.	7,000	173,358
San-Ai Oil Co., Ltd.	23,000	149,402
Sinanen Co., Ltd.	27,000	102,664

Total Oil, Gas & Consumable Fuels		766,824
Paper & Forest Products – 0.8%
Daiken Corp.	33,000	74,572
Daio Paper Corp.	12,000	103,064
Hokuetsu Kishu Paper Co., Ltd.(a)	55,600	249,429
Nippon Paper Industries Co., Ltd.(a)	24,700	371,968
Tokushu Tokai Paper Co., Ltd.	57,000	130,231

Total Paper & Forest Products		929,264
Personal Products – 1.3%
Artnature, Inc.	5,600	51,412
Dr. Ci:Labo Co., Ltd.(a)	5,600	195,889
Kose Corp.	9,100	503,089
Mandom Corp.	5,900	216,223
Pola Orbis Holdings, Inc.(a)	10,066	534,671

Total Personal Products		1,501,284
Pharmaceuticals – 3.1%
Fuso Pharmaceutical Industries Ltd.	35,000	90,765
JCR Pharmaceuticals Co., Ltd.(a)	2,400	50,291
Kaken Pharmaceutical Co., Ltd.	26,000	754,472
KYORIN Holdings, Inc.	22,600	541,608
Mochida Pharmaceutical Co., Ltd.	4,200	276,323
Nichi-iko Pharmaceutical Co., Ltd.	11,000	253,892
Nippon Shinyaku Co., Ltd.(a)	8,000	291,849
Rohto Pharmaceutical Co., Ltd.	14,200	202,240
Sawai Pharmaceutical Co., Ltd.	5,900	349,794
Towa Pharmaceutical Co., Ltd.	3,300	189,043
Tsumura & Co.(a)	20,700	512,818
ZERIA Pharmaceutical Co., Ltd.(a)	6,200	103,967

Total Pharmaceuticals		3,617,062
Professional Services – 1.0%
en-japan, Inc.	3,000	41,301
Funai Soken Holdings, Inc.	9,700	91,722
Meitec Corp.	9,000	302,064
Nihon M&A Center, Inc.	3,700	128,038
Nomura Co., Ltd.	12,900	121,981
Pasco Corp.	12,000	34,422
Space Co., Ltd.	6,200	67,312
Temp Holdings Co., Ltd.	6,000	208,130
Weathernews, Inc.	1,100	32,287
Yumeshin Holdings Co., Ltd.(a)	22,500	168,293

Total Professional Services		1,195,550
Real Estate Management & Development – 1.2%
Daibiru Corp.	13,300	137,519
Daikyo, Inc.	115,000	173,567
Heiwa Real Estate Co., Ltd.	6,900	97,121
Jowa Holdings Co., Ltd.(a)	3,600	138,987
Relo Holdings, Inc.	3,148	279,297
Sumitomo Real Estate Sales Co., Ltd.	10,800	294,034
Sun Frontier Fudousan Co., Ltd.(a)	5,600	51,646
Takara Leben Co., Ltd.	23,200	124,584
TOC Co., Ltd.	18,300	143,745

Total Real Estate Management & Development		1,440,500
Road & Rail – 2.5%
Fukuyama Transporting Co., Ltd.(a)	58,000	309,527
Hitachi Transport System Ltd.	19,700	298,477
Ichinen Holdings Co., Ltd.	10,600	95,371
Maruzen Showa Unyu Co., Ltd.	23,000	78,441
Nankai Electric Railway Co., Ltd.	60,838	251,621
Nippon Konpo Unyu Soko Co., Ltd.	21,200	372,293
Nishi-Nippon Railroad Co., Ltd.	55,000	252,700
Sankyu, Inc.	64,000	279,108
Seino Holdings Co., Ltd.	20,600	223,821
Senko Co., Ltd.(a)	40,000	260,162
Sotetsu Holdings, Inc.	76,000	352,987
Trancom Co., Ltd.	2,400	105,266

Total Road & Rail		2,879,774

See Notes to Financial Statements.

104	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2015

Investments	Shares	Value
Semiconductors & Semiconductor Equipment – 1.8%
Advantest Corp.(a)	27,300	$345,789
Axell Corp.	5,600	73,686
Disco Corp.(a)	5,500	563,185
MegaChips Corp.	7,492	86,961
Mimasu Semiconductor Industry Co., Ltd.	10,500	114,259
Mitsui High-Tec, Inc.	11,600	87,345
Nuflare Technology, Inc.	2,700	120,225
Sanken Electric Co., Ltd.(a)	10,000	69,377
SCREEN Holdings Co., Ltd.	21,700	164,661
Shindengen Electric Manufacturing Co., Ltd.	23,000	115,072
Shinko Electric Industries Co., Ltd.	30,000	214,134
Tokyo Seimitsu Co., Ltd.	4,900	112,525
UT Holdings Co., Ltd.	16,200	63,490

Total Semiconductors & Semiconductor Equipment		2,130,709
Software – 1.1%
Broadleaf Co., Ltd.	5,600	109,642
Capcom Co., Ltd.(a)	18,000	358,574
Fuji Soft, Inc.(a)	3,600	73,066
Marvelous, Inc.(a)	8,400	117,604
Miroku Jyoho Service Co., Ltd.	12,800	73,326
Square Enix Holdings Co., Ltd.	23,050	494,539
Systena Corp.	14,000	104,832

Total Software		1,331,583
Specialty Retail – 6.0%
Adastria Holdings Co., Ltd.(a)	9,061	250,844
Alpen Co., Ltd.(a)	10,000	156,765
AOKI Holdings, Inc.	20,300	287,425
Aoyama Trading Co., Ltd.	20,100	656,172
Arcland Sakamoto Co., Ltd.	3,648	78,329
Autobacs Seven Co., Ltd.	33,700	533,074
Bic Camera, Inc.(a)	25,300	263,706
Chiyoda Co., Ltd.(a)	10,500	237,011
DCM Holdings Co., Ltd.	40,700	305,441
EDION Corp.(a)	37,000	278,908
Geo Holdings Corp.(a)	23,100	244,435
Gulliver International Co., Ltd.(a)	19,700	162,627
Honeys Co., Ltd.(a)	10,240	89,656
Jin Co., Ltd.(a)	3,400	118,082
Joshin Denki Co., Ltd.	9,000	71,520
K’s Holdings Corp.(a)	15,617	505,916
Keiyo Co., Ltd.(a)	20,700	98,904
Kohnan Shoji Co., Ltd.	7,600	85,237
Komeri Co., Ltd.	9,000	212,458
Konaka Co., Ltd.	13,900	85,770
Nishimatsuya Chain Co., Ltd.(a)	21,800	192,505
Pal Co., Ltd.	6,000	171,107
Right On Co., Ltd.(a)	12,700	86,838
Sanrio Co., Ltd.(a)	23,757	636,888
Shimachu Co., Ltd.	10,000	264,332
T-Gaia Corp.	26,800	355,098
United Arrows Ltd.(a)	5,900	175,635
VT Holdings Co., Ltd.(a)	32,154	141,030
Xebio Co., Ltd.(a)	10,100	175,597
Yellow Hat Ltd.	6,500	139,187

Total Specialty Retail		7,060,497
Technology Hardware, Storage & Peripherals – 0.7%
Elecom Co., Ltd.(a)	3,700	76,977
Riso Kagaku Corp.	13,300	219,587
Roland DG Corp.	2,400	65,041
Toshiba TEC Corp.	40,000	265,166
Wacom Co., Ltd.(a)	50,000	240,984

Total Technology Hardware, Storage & Peripherals		867,755
Textiles, Apparel & Luxury Goods – 1.8%
Daidoh Ltd.(a)	14,700	63,004
Descente Ltd.	7,900	98,285
Fujibo Holdings, Inc.	26,000	64,824
Gunze Ltd.	79,000	211,457
Japan Vilene Co., Ltd.	12,000	59,437
Japan Wool Textile Co., Ltd. (The)	23,000	166,471
Kurabo Industries Ltd.	74,000	130,198
Onward Holdings Co., Ltd.(a)	66,639	465,653
Sanyo Shokai Ltd.	39,000	100,488
Seiko Holdings Corp.(a)	29,000	146,541
Seiren Co., Ltd.(a)	11,100	99,500
Wacoal Holdings Corp.	42,000	473,496
Yondoshi Holdings, Inc.(a)	3,800	72,689

Total Textiles, Apparel & Luxury Goods		2,152,043
Trading Companies & Distributors – 3.5%
Daiichi Jitsugyo Co., Ltd.	20,000	100,730
Emori Group Holdings Co., Ltd.(a)	3,700	14,562
Hanwa Co., Ltd.	67,000	272,637
Inaba Denki Sangyo Co., Ltd.	9,600	348,218
Inabata & Co., Ltd.	17,100	170,822
Iwatani Corp.(a)	33,000	216,835
Kamei Corp.	9,800	71,666
Kanamoto Co., Ltd.	3,100	89,439
Kanematsu Corp.	92,000	134,251
Kuroda Electric Co., Ltd.	4,400	70,517
MISUMI Group, Inc.	12,000	485,303
MonotaRO Co., Ltd.(a)	3,400	123,611
Nagase & Co., Ltd.	31,200	409,236
Nippon Steel & Sumikin Bussan Corp.	70,960	245,557
Seika Corp.	26,000	71,111
Shinsho Corp.	35,000	75,589
Sojitz Corp.(a)	293,500	491,920
Trusco Nakayama Corp.	6,400	200,926
Wakita & Co., Ltd.	13,345	129,973
Yamazen Corp.	24,600	202,461
Yuasa Trading Co., Ltd.	9,100	190,688

Total Trading Companies & Distributors		4,116,052
Transportation Infrastructure – 0.5%
Japan Airport Terminal Co., Ltd.(a)	4,400	267,100

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	105

Schedule of Investments (concluded)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2015

Investments	Shares	Value
Nissin Corp.	35,000	$89,306
Sumitomo Warehouse Co., Ltd. (The)	42,000	232,896

Total Transportation Infrastructure		589,302
TOTAL COMMON STOCKS (Cost: $112,461,749)		116,558,083
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 18.0%
United States – 18.0%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(b)
(Cost: $21,229,844)(c)	21,229,844	21,229,844
TOTAL INVESTMENTS IN SECURITIES – 117.0% (Cost: $133,691,593)		137,787,927
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (17.0)%		(20,025,835)

NET ASSETS – 100.0%		$117,762,092
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(c)

At March 31, 2015, the total market value of the Fund’s securities on loan was $20,458,147 and the total market value of the collateral held by the Fund was $21,577,920. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $348,076. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

106	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments

WisdomTree Japan Hedged Tech, Media and Telecom Fund (DXJT)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 99.2%
Japan – 99.2%
Electronic Equipment, Instruments & Components – 30.8%
Ai Holdings Corp.	400	$7,318
Alps Electric Co., Ltd.	1,400	33,889
Anritsu Corp.(a)	1,300	9,095
Azbil Corp.	600	16,310
Citizen Holdings Co., Ltd.(a)	2,700	20,758
Enplas Corp.	150	6,035
Hamamatsu Photonics K.K.	1,100	33,342
Hirose Electric Co., Ltd.(a)	241	31,229
Hitachi High-Technologies Corp.	500	15,280
Hitachi Ltd.(a)	33,600	230,640
Horiba Ltd.	300	11,495
Hoya Corp.	3,070	123,325
Ibiden Co., Ltd.	1,100	18,592
Iriso Electronics Co., Ltd.	100	7,021
Japan Aviation Electronics Industry Ltd.	500	12,158
Japan Display, Inc.*(a)	2,900	10,447
Keyence Corp.	317	173,402
Kyocera Corp.	2,470	135,770
Mitsumi Electric Co., Ltd.	900	6,702
Murata Manufacturing Co., Ltd.	1,415	195,097
Nichicon Corp.	700	6,555
Nippon Electric Glass Co., Ltd.	3,000	14,684
Nippon Signal Co., Ltd. (The)	700	6,853
Oki Electric Industry Co., Ltd.	6,000	12,458
Omron Corp.	1,570	70,956
Shimadzu Corp.	1,900	21,246
Taiyo Yuden Co., Ltd.(a)	1,000	14,609
TDK Corp.	840	59,817
Topcon Corp.(a)	600	14,749
Yaskawa Electric Corp.(a)	1,900	27,900
Yokogawa Electric Corp.(a)	1,600	17,277

Total Electronic Equipment, Instruments & Components		1,365,009
Household Durables – 12.3%
Alpine Electronics, Inc.	400	6,681
Casio Computer Co., Ltd.(a)	2,300	43,708
Nikon Corp.(a)	2,800	37,590
Panasonic Corp.(a)	16,300	214,343
Pioneer Corp.*(a)	3,300	6,027
Sharp Corp.*(a)	13,000	25,474
Sony Corp.	8,000	212,800

Total Household Durables		546,623
Internet & Catalog Retail – 2.6%
Rakuten, Inc.	5,800	102,458
Start Today Co., Ltd.	500	13,196

Total Internet & Catalog Retail		115,654
Internet Software & Services – 2.6%
Dena Co., Ltd.(a)	900	17,643
GMO Internet, Inc.	700	8,627
Gree, Inc.(a)	1,000	6,963
Internet Initiative Japan, Inc.(a)	400	6,641
Kakaku.com, Inc.(a)	1,100	18,326
Mixi, Inc.(a)	420	17,021
Yahoo Japan Corp.(a)	10,000	41,359

Total Internet Software & Services		116,580
IT Services – 6.3%
Fujitsu Ltd.	15,000	102,451
IT Holdings Corp.	800	14,629
Itochu Techno-Solutions Corp.(a)	440	9,154
NEC Networks & System Integration Corp.	300	6,049
NET One Systems Co., Ltd.(a)	1,000	6,838
Nomura Research Institute Ltd.	900	33,921
NS Solutions Corp.	200	6,179
NTT Data Corp.(a)	1,000	43,610
Obic Co., Ltd.	500	21,263
Otsuka Corp.	500	21,347
SCSK Corp.	500	14,030

Total IT Services		279,471
Leisure Products – 2.5%
Bandai Namco Holdings, Inc.	1,800	35,092
Heiwa Corp.	400	7,868
Sankyo Co., Ltd.	440	15,685
Sega Sammy Holdings, Inc.(a)	1,800	26,326
Yamaha Corp.	1,400	24,562

Total Leisure Products		109,533
Media – 4.1%
Avex Group Holdings, Inc.(a)	400	6,394
Daiichikosho Co., Ltd.(a)	400	12,441
Dentsu, Inc.	1,940	83,310
Hakuhodo DY Holdings, Inc.(a)	2,400	25,596
Shochiku Co., Ltd.	1,000	9,406
SKY Perfect JSAT Holdings, Inc.	1,800	11,197
Toei Co., Ltd.	700	5,213
Toho Co., Ltd.	1,190	29,153

Total Media		182,710
Semiconductors & Semiconductor Equipment – 4.0%
Advantest Corp.(a)	1,300	16,466
Disco Corp.	230	23,551
Micronics Japan Co., Ltd.	200	5,837
Sanken Electric Co., Ltd.	800	5,550
SCREEN Holdings Co., Ltd.	1,700	12,900
Sumco Corp.	800	13,469
Tokyo Electron Ltd.	1,260	88,066
Tokyo Seimitsu Co., Ltd.	400	9,186

Total Semiconductors & Semiconductor Equipment		175,025
Software – 2.4%
Capcom Co., Ltd.(a)	500	9,960
GungHo Online Entertainment, Inc.(a)	3,400	13,325
Konami Corp.(a)	900	16,885
Nexon Co., Ltd.	1,400	14,943
Oracle Corp.	250	10,778
Square Enix Holdings Co., Ltd.(a)	630	13,517

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	107

Schedule of Investments (concluded)

WisdomTree Japan Hedged Tech, Media and Telecom Fund (DXJT)

March 31, 2015

Investments	Shares	Value
Trend Micro, Inc.	770	$25,426

Total Software		104,834
Technology Hardware, Storage & Peripherals – 14.9%
Brother Industries Ltd.(a)	1,930	30,787
Canon, Inc.	8,070	285,857
Eizo Corp.	200	4,383
FUJIFILM Holdings Corp.	3,390	120,887
Hitachi Maxell Ltd.	400	6,931
Konica Minolta, Inc.	3,600	36,653
NEC Corp.	19,500	57,398
Ricoh Co., Ltd.	5,200	56,715
Riso Kagaku Corp.	400	6,604
Seiko Epson Corp.(a)	2,280	40,514
Toshiba TEC Corp.	1,200	7,955
Wacom Co., Ltd.(a)	1,500	7,229

Total Technology Hardware, Storage & Peripherals		661,913
Wireless Telecommunication Services – 16.7%
Japan Communications, Inc.*(a)	1,500	6,204
KDDI Corp.	11,185	253,732
NTT DOCOMO, Inc.(a)	9,750	169,553
SoftBank Corp.	5,310	309,058

Total Wireless Telecommunication Services		738,547
TOTAL COMMON STOCKS (Cost: $4,063,639)		4,395,899
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 23.6%
United States – 23.6%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(b)
(Cost: $1,044,602)(c)	1,044,602	1,044,602
TOTAL INVESTMENTS IN SECURITIES – 122.8% (Cost: $5,108,241)		5,440,501
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (22.8)%		(1,008,755)

NET ASSETS – 100.0%		$4,431,746
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(c)

At March 31, 2015, the total market value of the Fund’s securities on loan was $1,019,263 and the total market value of the collateral held by the Fund was $1,099,972. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $55,370. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

108	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 98.9%
Japan – 98.9%
Air Freight & Logistics – 0.4%
Kintetsu World Express, Inc.	11,083	$499,047
Mitsui-Soko Holdings Co., Ltd.	60,090	202,430
Yusen Logistics Co., Ltd.	27,200	337,264

Total Air Freight & Logistics		1,038,741
Auto Components – 5.8%
Aisan Industry Co., Ltd.	45,000	388,368
Akebono Brake Industry Co., Ltd.(a)	61,732	226,492
Calsonic Kansei Corp.	95,000	631,353
Daido Metal Co., Ltd.	33,500	349,456
Eagle Industry Co., Ltd.	15,900	322,574
Exedy Corp.	25,125	599,815
G-Tekt Corp.	24,400	220,755
Keihin Corp.	46,221	709,551
Kinugawa Rubber Industrial Co., Ltd.(a)	55,372	241,019
KYB Co., Ltd.	107,400	394,046
Musashi Seimitsu Industry Co., Ltd.(a)	16,305	345,610
NHK Spring Co., Ltd.	141,263	1,475,944
Nifco, Inc.	39,686	1,371,678
Nissin Kogyo Co., Ltd.	29,500	469,343
Pacific Industrial Co., Ltd.(a)	34,000	278,691
Press Kogyo Co., Ltd.(a)	108,000	438,574
Riken Corp.	64,687	256,213
Sanden Corp.	74,963	335,669
Sanoh Industrial Co., Ltd.	50,097	361,759
Showa Corp.	46,200	467,682
Sumitomo Riko Co., Ltd.	19,600	172,098
T. RAD Co., Ltd.	109,000	232,679
Tachi-S Co., Ltd.(a)	5,200	73,019
Taiho Kogyo Co., Ltd.	36,400	429,182
Takata Corp.(a)	29,900	328,108
Tokai Rika Co., Ltd.	58,158	1,352,534
Topre Corp.	34,800	545,251
Toyo Tire & Rubber Co., Ltd.	49,500	894,447
Toyota Boshoku Corp.(a)	89,800	1,126,197
TPR Co., Ltd.	18,300	492,120
TS Tech Co., Ltd.	32,400	876,698
Unipres Corp.	13,803	281,987

Total Auto Components		16,688,912
Banks – 8.2%
77 Bank Ltd. (The)	162,000	918,574
Aomori Bank Ltd. (The)	140,622	453,790
Ashikaga Holdings Co., Ltd.	100,600	423,623
Awa Bank Ltd. (The)	51,378	291,753
Bank of Iwate Ltd. (The)(a)	14,300	620,054
Bank of Nagoya Ltd. (The)(a)	52,691	175,307
Bank of Saga Ltd. (The)	189,448	478,655
Bank of the Ryukyus Ltd.	23,508	338,139
Daisan Bank Ltd. (The)	159,083	250,712
Daishi Bank Ltd. (The)	183,552	647,425
Ehime Bank Ltd. (The)(a)	215,144	430,557
Eighteenth Bank Ltd. (The)	158,046	481,024
FIDEA Holdings Co., Ltd.(a)	160,727	292,170
Fukui Bank Ltd. (The)	85,671	186,451
Higashi-Nippon Bank Ltd. (The)	174,000	548,443
Higo Bank Ltd. (The)	79,000	485,495
Hokkoku Bank Ltd. (The)	178,621	624,075
Hokuetsu Bank Ltd. (The)	79,000	154,146
Hyakugo Bank Ltd. (The)	108,000	501,614
Hyakujushi Bank Ltd. (The)	127,000	420,421
Jimoto Holdings, Inc.	94,800	177,861
Juroku Bank Ltd. (The)	216,000	794,296
Kagoshima Bank Ltd. (The)	80,719	549,906
Kansai Urban Banking Corp.	59,100	614,039
Keiyo Bank Ltd. (The)	178,684	1,037,015
Kiyo Bank Ltd. (The)	60,490	844,868
Michinoku Bank Ltd. (The)	100,780	171,433
Mie Bank Ltd. (The)	115,389	264,599
Minato Bank Ltd. (The)(a)	186,000	431,170
Miyazaki Bank Ltd. (The)	185,000	704,982
Musashino Bank Ltd. (The)	20,805	700,006
Nanto Bank Ltd. (The)	178,000	618,937
Nishi-Nippon City Bank Ltd. (The)	571,000	1,661,697
North Pacific Bank Ltd.	129,815	491,441
Ogaki Kyoritsu Bank Ltd. (The)	264,423	837,863
Oita Bank Ltd. (The)(a)	87,000	338,787
San-In Godo Bank Ltd. (The)	61,000	504,073
Senshu Ikeda Holdings, Inc.	217,240	1,034,347
Shiga Bank Ltd. (The)	105,923	529,946
Tochigi Bank Ltd. (The)	37,843	195,013
Toho Bank Ltd. (The)	216,000	889,756
Tokyo TY Financial Group, Inc.	18,100	485,987
TOMONY Holdings, Inc.	55,977	253,921
Tottori Bank Ltd. (The)	155,000	329,581
Towa Bank Ltd. (The)	124,000	102,364
Yamagata Bank Ltd. (The)(a)	18,000	76,398
Yamanashi Chuo Bank Ltd. (The)	50,066	219,593

Total Banks		23,582,307
Beverages – 1.0%
Coca-Cola West Co., Ltd.(a)	71,979	1,191,997
Ito En Ltd.(a)	29,400	635,192
Sapporo Holdings Ltd.(a)	117,992	468,328
Takara Holdings, Inc.	73,811	535,464

Total Beverages		2,830,981
Building Products – 2.4%
Aica Kogyo Co., Ltd.	38,415	896,910
Bunka Shutter Co., Ltd.	37,000	306,675
Central Glass Co., Ltd.	129,933	614,317
Eidai Co., Ltd.	13,000	48,347
Nichias Corp.(a)	87,827	507,518
Nitto Boseki Co., Ltd.	110,996	432,230
Noritz Corp.(a)	27,100	445,622
Okabe Co., Ltd.	28,600	264,477
Sanwa Holdings Corp.	140,866	1,047,759

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	109

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2015

Investments	Shares	Value
Sekisui Jushi Corp.	26,900	$359,340
Takara Standard Co., Ltd.	98,063	830,786
Takasago Thermal Engineering Co., Ltd.	79,172	990,269

Total Building Products		6,744,250
Capital Markets – 1.5%
Ichigo Group Holdings Co., Ltd.(a)	45,100	118,085
Ichiyoshi Securities Co., Ltd.(a)	50,688	550,309
IwaiCosmo Holdings, Inc.	32,800	463,590
kabu.com Securities Co., Ltd.(a)	162,700	1,070,422
Kyokuto Securities Co., Ltd.	55,400	818,123
Monex Group, Inc.(a)	315,094	843,404
Sparx Group Co., Ltd.(a)	71,300	129,609
Takagi Securities Co., Ltd.(a)	83,233	186,697
Toyo Securities Co., Ltd.	70,198	217,750

Total Capital Markets		4,397,989
Chemicals – 7.9%
Achilles Corp.	209,000	261,413
ADEKA Corp.	73,825	956,632
Chugoku Marine Paints Ltd.	52,000	471,328
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	44,714	230,421
Denki Kagaku Kogyo K.K.	405,000	1,600,751
Fujimi, Inc.	23,500	405,825
Fujimori Kogyo Co., Ltd.	8,300	246,387
Gun-Ei Chemical Industry Co., Ltd.	14,000	39,108
JSP Corp.(a)	20,623	384,344
Kaneka Corp.	238,000	1,678,949
Koatsu Gas Kogyo Co., Ltd.	39,000	199,350
Konishi Co., Ltd.	9,300	157,501
Kumiai Chemical Industry Co., Ltd.	24,800	204,935
Kureha Corp.	113,648	488,992
Lintec Corp.	41,965	1,001,491
Nihon Nohyaku Co., Ltd.	23,988	240,630
Nihon Parkerizing Co., Ltd.	47,200	572,658
Nippon Kayaku Co., Ltd.	77,000	967,596
Nippon Soda Co., Ltd.	77,091	448,693
Nippon Synthetic Chemical Industry Co., Ltd. (The)(a)	52,860	351,298
Nippon Valqua Industries Ltd.	68,688	178,701
NOF Corp.	108,000	803,302
Okamoto Industries, Inc.	23,436	89,699
Riken Technos Corp.	32,300	117,699
Sakai Chemical Industry Co., Ltd.	108,000	352,120
Sakata INX Corp.	50,500	474,997
Sanyo Chemical Industries Ltd.	52,176	411,143
Sekisui Plastics Co., Ltd.	69,000	253,158
Shikoku Chemicals Corp.	26,000	208,347
Showa Denko K.K.	844,692	1,077,656
Sumitomo Bakelite Co., Ltd.	131,092	584,817
Sumitomo Seika Chemicals Co., Ltd.	66,000	471,094
Taiyo Holdings Co., Ltd.	20,691	728,951
Takiron Co., Ltd.	71,000	310,227
Teijin Ltd.(a)	408,000	1,388,068
Toagosei Co., Ltd.	116,000	531,032
Tokai Carbon Co., Ltd.	67,000	188,835
Toyo Ink SC Holdings Co., Ltd.	204,512	960,102
Toyobo Co., Ltd.	427,531	577,528
Ube Industries Ltd.	898,930	1,409,204
Zeon Corp.(a)	78,000	721,951

Total Chemicals		22,746,933
Commercial Services & Supplies – 1.7%
Aeon Delight Co., Ltd.	32,400	776,195
Daiseki Co., Ltd.	16,707	302,168
Itoki Corp.	31,700	202,214
Kokuyo Co., Ltd.	63,003	589,972
Kyodo Printing Co., Ltd.	67,049	206,305
Kyoritsu Printing Co., Ltd.	72,100	176,154
Moshi Moshi Hotline, Inc.	25,100	274,389
Nippon Parking Development Co., Ltd.	229,700	331,358
Okamura Corp.	71,376	574,936
Sato Holdings Corp.	20,738	471,220
Toppan Forms Co., Ltd.	63,900	725,719
Uchida Yoko Co., Ltd.	64,000	196,389

Total Commercial Services & Supplies		4,827,019
Communications Equipment – 0.3%
Hitachi Kokusai Electric, Inc.(a)	53,948	725,155
Construction & Engineering – 3.1%
Fudo Tetra Corp.	64,600	128,203
Hazama Ando Corp.	15,900	91,084
Kandenko Co., Ltd.	86,138	500,631
Kitano Construction Corp.	98,651	278,863
Kyowa Exeo Corp.	70,366	756,321
Kyudenko Corp.	32,890	359,822
Maeda Corp.	65,087	473,261
Maeda Road Construction Co., Ltd.	44,694	726,359
Mirait Holdings Corp.	30,500	341,814
Nippo Corp.	35,358	585,541
Nippon Densetsu Kogyo Co., Ltd.	24,600	367,180
Nippon Road Co., Ltd. (The)	61,291	308,180
Nippon Steel & Sumikin Texeng Co., Ltd.	23,296	110,337
Nishimatsu Construction Co., Ltd.(a)	60,037	213,265
Okumura Corp.	133,853	627,270
Penta-Ocean Construction Co., Ltd.	32,993	120,775
Raito Kogyo Co., Ltd.	11,800	96,722
SHO-BOND Holdings Co., Ltd.	2,400	105,666
Taikisha Ltd.	11,965	298,314
Toda Corp.	76,549	323,622
Toenec Corp.	70,000	337,378
Tokyu Construction Co., Ltd.	49,100	278,407
Toshiba Plant Systems & Services Corp.	30,900	426,944
Totetsu Kogyo Co., Ltd.	14,379	321,692
Toyo Construction Co., Ltd.(a)	21,200	83,085
Toyo Engineering Corp.(a)	53,554	140,221
Yurtec Corp.	90,000	601,876

Total Construction & Engineering		9,002,833

See Notes to Financial Statements.

110	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2015

Investments	Shares	Value
Construction Materials – 0.2%
Sumitomo Osaka Cement Co., Ltd.(a)	176,404	$542,782
Containers & Packaging – 0.9%
FP Corp.(a)	23,000	836,189
Fuji Seal International, Inc.	17,405	484,742
Nihon Yamamura Glass Co., Ltd.	224,000	321,267
Rengo Co., Ltd.	205,000	870,086

Total Containers & Packaging		2,512,284
Distributors – 0.5%
Doshisha Co., Ltd.	29,900	465,236
Happinet Corp.(a)	17,700	211,057
Paltac Corp.	54,757	771,186

Total Distributors		1,447,479
Diversified Consumer Services – 0.1%
Meiko Network Japan Co., Ltd.	17,186	184,722
Studio Alice Co., Ltd.	10,060	187,904

Total Diversified Consumer Services		372,626
Diversified Financial Services – 0.2%
Ricoh Leasing Co., Ltd.	15,900	472,658
Electrical Equipment – 1.6%
Daihen Corp.	56,000	275,972
Denyo Co., Ltd.	2,000	29,919
Endo Lighting Corp.(a)	20,900	238,583
Fujikura Ltd.	143,715	631,543
Furukawa Electric Co., Ltd.(a)	331,000	560,292
GS Yuasa Corp.(a)	112,000	505,249
Idec Corp.	3,336	29,153
Nippon Carbon Co., Ltd.	146,000	456,535
Nissin Electric Co., Ltd.	47,765	287,167
Nitto Kogyo Corp.	27,400	510,873
Odelic Co., Ltd.	7,700	204,178
Tatsuta Electric Wire and Cable Co., Ltd.	35,720	151,607
Ushio, Inc.	63,075	786,827

Total Electrical Equipment		4,667,898
Electronic Equipment, Instruments & Components – 4.4%
Ai Holdings Corp.	43,000	786,675
Amano Corp.	59,435	712,179
Anritsu Corp.(a)	66,900	468,035
Azbil Corp.	67,354	1,830,928
Canon Electronics, Inc.(a)	41,800	848,722
CONEXIO Corp.	21,300	192,353
Daiwabo Holdings Co., Ltd.	188,396	303,193
Enplas Corp.	4,589	184,631
Hakuto Co., Ltd.	23,734	283,997
Horiba Ltd.	17,300	662,860
Japan Aviation Electronics Industry Ltd.	27,000	656,510
Kaga Electronics Co., Ltd.	35,000	427,559
Koa Corp.	16,347	159,347
Kyosan Electric Manufacturing Co., Ltd.	69,000	218,637
Macnica, Inc.	11,000	351,303
Nichicon Corp.	40,982	383,763
Nippon Signal Co., Ltd. (The)	33,600	328,926
Nohmi Bosai Ltd.	57,291	708,464
Oki Electric Industry Co., Ltd.	232,000	481,701
Optex Co., Ltd.	10,700	219,219
Ryoden Trading Co., Ltd.	62,723	439,859
Ryosan Co., Ltd.	10,600	260,923
Sanshin Electronics Co., Ltd.(a)	35,200	292,049
Siix Corp.(a)	16,800	419,842
SMK Corp.(a)	39,000	169,431
Taiyo Yuden Co., Ltd.(a)	34,500	504,015
Topcon Corp.(a)	8,200	201,573
UKC Holdings Corp.	4,300	74,687

Total Electronic Equipment, Instruments & Components		12,571,381
Energy Equipment & Services – 0.2%
Modec, Inc.(a)	20,304	319,819
Toyo Kanetsu K.K.	82,558	156,958

Total Energy Equipment & Services		476,777
Food & Staples Retailing – 3.3%
Ain Pharmaciez, Inc.	8,200	325,128
Arcs Co., Ltd.(a)	36,994	888,720
Belc Co., Ltd.	16,900	491,111
Cocokara fine, Inc.	13,700	385,554
Cosmos Pharmaceutical Corp.	900	140,863
Heiwado Co., Ltd.	31,963	733,477
Kato Sangyo Co., Ltd.	24,516	509,639
Matsumotokiyoshi Holdings Co., Ltd.	22,400	799,433
Ministop Co., Ltd.(a)	21,100	297,696
Mitsubishi Shokuhin Co., Ltd.(a)	22,900	480,437
Okuwa Co., Ltd.(a)	24,000	185,516
Qol Co., Ltd.	39,200	330,793
San-A Co., Ltd.	13,600	517,123
United Super Markets Holdings, Inc.*(a)	99,600	885,333
UNY Group Holdings Co., Ltd.(a)	235,400	1,321,027
Valor Co., Ltd.	25,391	550,271
Welcia Holdings Co., Ltd.	15,200	568,455
Yokohama Reito Co., Ltd.	26,528	184,706

Total Food & Staples Retailing		9,595,282
Food Products – 4.6%
Ariake Japan Co., Ltd.	24,528	843,677
Ezaki Glico Co., Ltd.	17,100	692,983
Fuji Oil Co., Ltd.	40,200	641,591
Fujicco Co., Ltd.	34,000	550,861
Hokuto Corp.	17,791	331,861
Itoham Foods, Inc.(a)	109,000	602,602
J-Oil Mills, Inc.	146,981	512,304
Kagome Co., Ltd.(a)	38,500	599,049
Kameda Seika Co., Ltd.	2,300	93,688
Kewpie Corp.	49,200	1,199,590
Kyokuyo Co., Ltd.	24,000	56,835
Marudai Food Co., Ltd.	116,000	394,647
Maruha Nichiro Corp.(a)	31,532	445,405
Megmilk Snow Brand Co., Ltd.(a)	49,700	598,845
Mitsui Sugar Co., Ltd.	62,492	219,901
Morinaga & Co., Ltd.	202,439	712,356

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	111

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2015

Investments	Shares	Value
Morinaga Milk Industry Co., Ltd.	56,411	$214,496
Nakamuraya Co., Ltd.	55,000	230,227
Nichirei Corp.	145,096	815,465
Nippon Beet Sugar Manufacturing Co., Ltd.	115,000	189,869
Nippon Flour Mills Co., Ltd.	147,766	731,899
Nisshin Oillio Group Ltd. (The)	140,000	520,659
Rock Field Co., Ltd.	5,800	124,923
S Foods, Inc.	36,900	680,000
Sakata Seed Corp.	5,300	86,400
Showa Sangyo Co., Ltd.	158,000	608,680
Starzen Co., Ltd.	101,000	320,876
Warabeya Nichiyo Co., Ltd.	1,700	31,668

Total Food Products		13,051,357
Gas Utilities – 0.2%
Saibu Gas Co., Ltd.(a)	180,362	406,068
Shizuoka Gas Co., Ltd.	47,592	315,891

Total Gas Utilities		721,959
Health Care Equipment & Supplies – 1.4%
Eiken Chemical Co., Ltd.(a)	12,235	200,984
Hogy Medical Co., Ltd.(a)	8,900	437,857
Nagaileben Co., Ltd.	24,526	448,493
Nihon Kohden Corp.	41,166	1,124,191
Nikkiso Co., Ltd.(a)	29,100	260,850
Nipro Corp.	141,300	1,349,081
Paramount Bed Holdings Co., Ltd.	5,021	132,930

Total Health Care Equipment & Supplies		3,954,386
Health Care Providers & Services – 0.6%
As One Corp.	2,000	60,621
BML, Inc.	10,900	309,935
Message Co., Ltd.(a)	3,400	102,773
Nichii Gakkan Co.(a)	52,400	462,282
Ship Healthcare Holdings, Inc.	13,107	299,573
Toho Holdings Co., Ltd.(a)	18,200	308,076
Vital KSK Holdings, Inc.(a)	38,684	295,150

Total Health Care Providers & Services		1,838,410
Hotels, Restaurants & Leisure – 3.1%
Accordia Golf Co., Ltd.	129,000	1,240,250
Doutor Nichires Holdings Co., Ltd.(a)	35,053	587,797
Fuji Kyuko Co., Ltd.(a)	27,402	258,425
Hiramatsu, Inc.	17,400	92,133
Ichibanya Co., Ltd.(a)	6,918	308,044
Kyoritsu Maintenance Co., Ltd.(a)	8,190	392,683
MOS Food Services, Inc.(a)	14,300	303,946
Ohsho Food Service Corp.(a)	3,900	139,350
PGM Holdings K.K.(a)	17,100	186,934
Plenus Co., Ltd.	42,668	793,410
Resorttrust, Inc.(a)	54,708	1,427,859
Round One Corp.(a)	72,837	413,608
Royal Holdings Co., Ltd.(a)	5,600	105,019
Saizeriya Co., Ltd.	29,000	561,501
St. Marc Holdings Co., Ltd.	16,318	555,839
Tokyo Dome Corp.	53,000	225,391
Tokyotokeiba Co., Ltd.(a)	97,424	242,088
Yoshinoya Holdings Co., Ltd.(a)	20,200	220,486
Zensho Holdings Co., Ltd.(a)	75,019	727,514

Total Hotels, Restaurants & Leisure		8,782,277
Household Durables – 2.2%
Cleanup Corp.	33,000	257,286
Foster Electric Co., Ltd.(a)	23,000	575,360
Fuji Corp., Ltd.(a)	58,200	322,241
Fujitsu General Ltd.	41,000	538,803
Haseko Corp.	16,600	162,228
Higashi Nihon House Co., Ltd.(a)	50,800	231,285
Misawa Homes Co., Ltd.(a)	17,200	150,164
PanaHome Corp.	104,177	722,746
Pressance Corp.	8,500	270,398
Sangetsu Co., Ltd.	48,800	739,375
Starts Corp., Inc.	12,500	190,431
Sumitomo Forestry Co., Ltd.	68,800	753,257
Tama Home Co., Ltd.(a)	73,800	358,154
Tamron Co., Ltd.	14,666	316,372
TOA Corp.	20,452	197,656
Token Corp.	7,570	381,262
West Holdings Corp.(a)	12,200	107,834

Total Household Durables		6,274,852
Household Products – 1.1%
Earth Chemical Co., Ltd.	19,300	667,071
Lion Corp.	158,013	964,482
Pigeon Corp.(a)	19,494	1,643,397

Total Household Products		3,274,950
Industrial Conglomerates – 0.7%
Keihan Electric Railway Co., Ltd.(a)	199,000	1,214,659
Nisshinbo Holdings, Inc.	81,000	778,762

Total Industrial Conglomerates		1,993,421
Internet & Catalog Retail – 0.5%
ASKUL Corp.(a)	26,965	635,648
Belluna Co., Ltd.	47,584	233,307
Ikyu Corp.(a)	18,900	332,218
Senshukai Co., Ltd.(a)	33,776	245,029

Total Internet & Catalog Retail		1,446,202
Internet Software & Services – 1.3%
Dena Co., Ltd.(a)	104,890	2,056,255
F@N Communications, Inc.(a)	9,200	78,326
GMO Internet, Inc.	49,772	613,408
Gree, Inc.(a)	89,400	622,464
Gurunavi, Inc.	15,600	305,171
Internet Initiative Japan, Inc.(a)	3,500	58,107

Total Internet Software & Services		3,733,731
IT Services – 1.7%
Bit-isle, Inc.(a)	47,300	207,856
DTS Corp.	19,291	369,975
Ines Corp.(a)	27,410	207,760
Information Services International-Dentsu Ltd.	17,300	166,184

See Notes to Financial Statements.

112	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2015

Investments	Shares	Value
IT Holdings Corp.	43,200	$789,974
NEC Networks & System Integration Corp.	28,479	574,211
NET One Systems Co., Ltd.(a)	141,258	965,867
Nihon Unisys Ltd.	68,600	652,107
NS Solutions Corp.	28,990	895,626

Total IT Services		4,829,560
Leisure Products – 1.2%
Daikoku Denki Co., Ltd.(a)	7,000	101,388
Dunlop Sports Co., Ltd.	18,486	186,980
Fields Corp.(a)	37,000	564,294
Heiwa Corp.	74,300	1,461,528
Mizuno Corp.(a)	99,616	519,988
Tomy Co., Ltd.(a)	24,200	144,080
Universal Entertainment Corp.(a)	31,800	519,990

Total Leisure Products		3,498,248
Life Sciences Tools & Services – 0.1%
EPS Holdings Inc.	16,300	192,868
Machinery – 6.0%
Aida Engineering Ltd.	62,700	721,501
Anest Iwata Corp.	34,900	224,373
Asahi Diamond Industrial Co., Ltd.	15,800	181,155
Bando Chemical Industries Ltd.	67,787	262,839
CKD Corp.	28,541	267,977
Daifuku Co., Ltd.	25,904	343,011
DMG Mori Seiki Co., Ltd.	48,000	738,862
Fujitec Co., Ltd.(a)	47,061	460,701
Furukawa Co., Ltd.(a)	131,000	231,578
Glory Ltd.	19,300	539,129
Harmonic Drive Systems, Inc.	8,800	194,455
Hitachi Koki Co., Ltd.	53,027	432,883
Hitachi Zosen Corp.(a)	64,000	330,873
Hosokawa Micron Corp.	35,000	182,114
Iseki & Co., Ltd.(a)	121,000	232,062
Japan Steel Works Ltd. (The)(a)	157,524	663,328
Kato Works Co., Ltd.	12,000	81,251
Kitz Corp.	33,589	166,370
Kobelco Eco-Solutions Co., Ltd.	68,000	382,739
Kyokuto Kaihatsu Kogyo Co., Ltd.	22,380	253,985
Makino Milling Machine Co., Ltd.(a)	45,578	388,415
Meidensha Corp.	62,000	200,592
Mitsuboshi Belting Co., Ltd.	13,092	105,347
Mitsui Engineering & Shipbuilding Co., Ltd.(a)	103,404	176,759
Miura Co., Ltd.	68,800	776,779
Morita Holdings Corp.	31,105	292,311
Nachi-Fujikoshi Corp.	80,000	438,941
Nippon Sharyo Ltd.(a)	74,438	213,522
Nippon Thompson Co., Ltd.	57,051	282,103
Nitta Corp.	14,400	392,645
Noritake Co., Ltd.	95,389	224,304
Obara Group, Inc.(a)	9,079	514,798
Oiles Corp.(a)	26,400	516,003
OKUMA Corp.	45,852	426,690
OSG Corp.(a)	44,400	866,341
Ryobi Ltd.	97,000	285,520
Shima Seiki Manufacturing Ltd.	20,300	347,009
Shinmaywa Industries Ltd.	53,685	570,760
Sodick Co., Ltd.(a)	39,400	432,028
Star Micronics Co., Ltd.	37,234	522,844
Tadano Ltd.	35,000	471,628
Tocalo Co., Ltd.	14,800	278,167
Torishima Pump Manufacturing Co., Ltd.(a)	3,300	24,325
Toshiba Machine Co., Ltd.	46,806	197,489
Tsubakimoto Chain Co.	71,228	594,532
Tsugami Corp.	41,000	262,906
Union Tool Co.	14,200	406,137

Total Machinery		17,100,081
Marine – 0.7%
Iino Kaiun Kaisha Ltd.	65,300	346,307
Kawasaki Kisen Kaisha Ltd.(a)	461,000	1,241,634
NS United Kaiun Kaisha Ltd.(a)	199,000	484,536

Total Marine		2,072,477
Media – 1.4%
Avex Group Holdings, Inc.(a)	34,899	557,860
Daiichikosho Co., Ltd.	26,400	821,113
Gakken Holdings Co., Ltd.	61,789	131,899
Kadokawa Dwango*	9,700	152,385
OPT, Inc.(a)	24,000	139,287
SKY Perfect JSAT Holdings, Inc.	237,900	1,479,870
Toei Co., Ltd.	53,313	396,986
Zenrin Co., Ltd.(a)	22,987	284,259

Total Media		3,963,659
Metals & Mining – 2.0%
Aichi Steel Corp.	115,000	547,551
Asahi Holdings, Inc.	34,100	584,896
Daido Steel Co., Ltd.	118,000	529,364
Kurimoto Ltd.	74,000	141,305
Kyoei Steel Ltd.	12,714	215,107
Mitsubishi Steel Manufacturing Co., Ltd.	152,000	320,667
Mitsui Mining & Smelting Co., Ltd.	161,000	367,847
Neturen Co., Ltd.(a)	39,200	290,915
Nippon Denko Co., Ltd.	73,341	176,129
Nisshin Steel Co., Ltd.(a)	30,728	385,109
Nittetsu Mining Co., Ltd.	80,000	296,852
Sanyo Special Steel Co., Ltd.	67,000	281,576
Toho Zinc Co., Ltd.	30,967	97,865
Toyo Kohan Co., Ltd.	82,105	375,865
UACJ Corp.(a)	210,632	583,113
Yamato Kogyo Co., Ltd.	21,700	525,468

Total Metals & Mining		5,719,629
Multiline Retail – 0.3%
Fuji Co., Ltd.	6,000	103,315
H2O Retailing Corp.(a)	36,300	685,288
Parco Co., Ltd.	12,300	114,769

Total Multiline Retail		903,372

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	113

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2015

Investments	Shares	Value
Oil, Gas & Consumable Fuels – 0.8%
Cosmo Oil Co., Ltd.(a)	203,000	$274,221
Itochu Enex Co., Ltd.	91,881	759,258
Nippon Coke & Engineering Co., Ltd.	205,873	195,702
Nippon Gas Co., Ltd.	20,400	505,216
San-Ai Oil Co., Ltd.	53,916	350,224
Sinanen Co., Ltd.	43,771	166,434

Total Oil, Gas & Consumable Fuels		2,251,055
Paper & Forest Products – 0.6%
Daiken Corp.(a)	82,560	186,565
Daio Paper Corp.(a)	20,478	175,879
Hokuetsu Kishu Paper Co., Ltd.(a)	84,632	379,671
Nippon Paper Industries Co., Ltd.(a)	52,700	793,631
Tokushu Tokai Paper Co., Ltd.	73,000	166,787

Total Paper & Forest Products		1,702,533
Personal Products – 1.1%
Dr. Ci:Labo Co., Ltd.(a)	10,800	377,786
Kose Corp.	19,904	1,100,384
Mandom Corp.	11,353	416,064
Pola Orbis Holdings, Inc.	26,306	1,397,283

Total Personal Products		3,291,517
Pharmaceuticals – 3.1%
Fuso Pharmaceutical Industries Ltd.	47,911	124,247
JCR Pharmaceuticals Co., Ltd.(a)	3,200	67,055
Kaken Pharmaceutical Co., Ltd.	62,261	1,806,698
KYORIN Holdings, Inc.	54,985	1,317,714
Mochida Pharmaceutical Co., Ltd.	12,411	816,534
Nichi-iko Pharmaceutical Co., Ltd.	28,800	664,735
Nippon Shinyaku Co., Ltd.	28,000	1,021,472
Rohto Pharmaceutical Co., Ltd.	27,500	391,661
Sawai Pharmaceutical Co., Ltd.	13,824	819,584
Towa Pharmaceutical Co., Ltd.	2,500	143,215
Tsumura & Co.(a)	56,100	1,389,811
ZERIA Pharmaceutical Co., Ltd.(a)	26,500	444,374

Total Pharmaceuticals		9,007,100
Professional Services – 1.1%
en-japan, Inc.	5,300	72,965
Funai Soken Holdings, Inc.	18,000	170,206
Meitec Corp.	40,700	1,366,000
Nihon M&A Center, Inc.	9,116	315,459
Nomura Co., Ltd.	26,900	254,364
Pasco Corp.	41,000	117,607
Temp Holdings Co., Ltd.	16,200	561,951
Yumeshin Holdings Co., Ltd.(a)	51,000	381,463

Total Professional Services		3,240,015
Real Estate Management & Development – 1.4%
Airport Facilities Co., Ltd.	55,719	313,151
Daibiru Corp.	44,900	464,257
Daikyo, Inc.	261,000	393,921
Heiwa Real Estate Co., Ltd.	15,768	221,942
Jowa Holdings Co., Ltd.(a)	16,800	648,605
Relo Holdings, Inc.	7,346	651,753
Sumitomo Real Estate Sales Co., Ltd.	19,100	520,004
Sun Frontier Fudousan Co., Ltd.(a)	9,700	89,458
Takara Leben Co., Ltd.	59,000	316,831
TOC Co., Ltd.	36,600	287,490

Total Real Estate Management & Development		3,907,412
Road & Rail – 2.5%
Fukuyama Transporting Co., Ltd.(a)	136,059	726,102
Hitachi Transport System Ltd.	50,500	765,132
Ichinen Holdings Co., Ltd.	23,800	214,135
Maruzen Showa Unyu Co., Ltd.	70,000	238,733
Nankai Electric Railway Co., Ltd.	138,000	570,757
Nippon Konpo Unyu Soko Co., Ltd.	52,060	914,224
Nishi-Nippon Railroad Co., Ltd.	141,000	647,830
Sankyu, Inc.	169,532	739,339
Seino Holdings Co., Ltd.	66,960	727,529
Senko Co., Ltd.(a)	99,156	644,917
Sotetsu Holdings, Inc.	190,000	882,468

Total Road & Rail		7,071,166
Semiconductors & Semiconductor Equipment – 1.5%
Advantest Corp.(a)	73,600	932,236
Disco Corp.(a)	8,800	901,097
MegaChips Corp.	16,000	185,716
Mimasu Semiconductor Industry Co., Ltd.	15,927	173,314
Mitsui High-Tec, Inc.	18,600	140,053
Nuflare Technology, Inc.	5,500	244,903
Sanken Electric Co., Ltd.	36,000	249,756
SCREEN Holdings Co., Ltd.	57,000	432,520
Shindengen Electric Manufacturing Co., Ltd.	54,000	270,169
Shinko Electric Industries Co., Ltd.	71,753	512,158
Tokyo Seimitsu Co., Ltd.	6,000	137,786

Total Semiconductors & Semiconductor Equipment		4,179,708
Software – 1.1%
Broadleaf Co., Ltd.	12,800	250,610
Capcom Co., Ltd.(a)	53,513	1,066,021
Marvelous, Inc.(a)	14,000	196,006
Miroku Jyoho Service Co., Ltd.	21,600	123,737
Square Enix Holdings Co., Ltd.	57,600	1,235,813
Systena Corp.	24,600	184,205

Total Software		3,056,392
Specialty Retail – 5.8%
Adastria Holdings Co., Ltd.(a)	15,600	431,870
Alpen Co., Ltd.(a)	26,421	414,188
AOKI Holdings, Inc.	49,954	707,291
Aoyama Trading Co., Ltd.	42,900	1,400,488
Arcland Sakamoto Co., Ltd.	11,008	236,361
Autobacs Seven Co., Ltd.(a)	66,600	1,053,493
Bic Camera, Inc.(a)	66,400	692,099
Chiyoda Co., Ltd.(a)	23,291	525,735
DCM Holdings Co., Ltd.	105,145	789,081
EDION Corp.(a)	94,539	712,639
Geo Holdings Corp.(a)	71,300	754,469
Gulliver International Co., Ltd.(a)	47,560	392,615

See Notes to Financial Statements.

114	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (concluded)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2015

Investments	Shares	Value
Honeys Co., Ltd.(a)	41,440	$362,827
Jin Co., Ltd.(a)	7,900	274,367
Joshin Denki Co., Ltd.	30,000	238,399
K’s Holdings Corp.(a)	32,374	1,048,764
Keiyo Co., Ltd.(a)	69,220	330,732
Kohnan Shoji Co., Ltd.(a)	52,700	591,049
Komeri Co., Ltd.	12,937	305,396
Nishimatsuya Chain Co., Ltd.	44,700	394,724
Pal Co., Ltd.	17,100	487,655
Right On Co., Ltd.(a)	47,100	322,051
Sanrio Co., Ltd.(a)	63,042	1,690,057
Shimachu Co., Ltd.	14,164	374,400
T-Gaia Corp.	67,400	893,046
United Arrows Ltd.(a)	13,029	387,855
VT Holdings Co., Ltd.(a)	26,300	115,354
Xebio Co., Ltd.(a)	28,089	488,352
Yellow Hat Ltd.	13,000	278,374

Total Specialty Retail		16,693,731
Technology Hardware, Storage & Peripherals – 0.8%
Elecom Co., Ltd.(a)	3,000	62,414
Riso Kagaku Corp.(a)	37,000	610,882
Roland DG Corp.	6,300	170,732
Toshiba TEC Corp.	114,655	760,064
Wacom Co., Ltd.(a)	141,111	680,110

Total Technology Hardware, Storage & Peripherals		2,284,202
Textiles, Apparel & Luxury Goods – 2.0%
Daidoh Ltd.(a)	47,600	204,014
Descente Ltd.	40,553	504,524
Fujibo Holdings, Inc.	52,000	129,648
Gunze Ltd.	127,834	342,170
Japan Vilene Co., Ltd.	53,000	262,514
Japan Wool Textile Co., Ltd. (The)	47,025	340,360
Kurabo Industries Ltd.	150,766	265,263
Onward Holdings Co., Ltd.(a)	151,433	1,058,169
Sanyo Shokai Ltd.	180,000	463,790
Seiko Holdings Corp.(a)	69,000	348,668
Seiren Co., Ltd.(a)	44,311	397,201
Wacoal Holdings Corp.	108,000	1,217,561
Yondoshi Holdings, Inc.(a)	13,500	258,236

Total Textiles, Apparel & Luxury Goods		5,792,118
Trading Companies & Distributors – 3.7%
Daiichi Jitsugyo Co., Ltd.	44,000	221,605
Emori Group Holdings Co., Ltd.(a)	6,300	24,796
Hanwa Co., Ltd.	143,114	582,361
Inaba Denki Sangyo Co., Ltd.	29,494	1,069,826
Inabata & Co., Ltd.	62,741	626,756
Iwatani Corp.(a)	52,166	342,771
Japan Pulp & Paper Co., Ltd.	72,578	196,688
Kamei Corp.	33,400	244,251
Kanamoto Co., Ltd.	9,528	274,896
Kanematsu Corp.	139,000	202,835
Kuroda Electric Co., Ltd.(a)	24,365	390,490
MISUMI Group, Inc.	25,100	1,015,093
Mitsui Matsushima Co., Ltd.	138,000	149,594
MonotaRO Co., Ltd.(a)	3,600	130,882
Nagase & Co., Ltd.	67,604	886,730
Nippon Steel & Sumikin Bussan Corp.	127,000	439,483
Onoken Co., Ltd.	14,400	126,079
Seika Corp.	76,000	207,863
Shinsho Corp.	104,000	224,607
Shoko Co., Ltd.	113,000	140,396
Sojitz Corp.(a)	813,800	1,363,967
Trusco Nakayama Corp.	19,900	624,753
Wakita & Co., Ltd.	12,900	125,639
Yamazen Corp.	74,206	610,726
Yuasa Trading Co., Ltd.	19,000	398,140

Total Trading Companies & Distributors		10,621,227
Transportation Infrastructure – 0.6%
Japan Airport Terminal Co., Ltd.(a)	15,000	910,569
Nissin Corp.	69,000	176,060
Sumitomo Warehouse Co., Ltd. (The)	98,538	546,406

Total Transportation Infrastructure		1,633,035
TOTAL COMMON STOCKS (Cost: $249,357,953)		283,326,937
EXCHANGE-TRADED FUND – 0.1%
United States – 0.1%
WisdomTree Japan Hedged Equity Fund(b)
(Cost: $265,465)	4,696	258,844
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 20.1%
United States – 20.1%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c)
(Cost: $57,713,072)(d)	57,713,072	57,713,072
TOTAL INVESTMENTS IN SECURITIES – 119.1% (Cost: $307,336,490)		341,298,853
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (19.1)%		(54,648,273)

NET ASSETS – 100.0%		$286,650,580
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Affiliated company (See Note 7).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $55,170,958 and the total market value of the collateral held by the Fund was $58,204,844. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $491,772. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	115

Schedule of Investments

WisdomTree Korea Hedged Equity Fund (DXKW)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 99.1%
South Korea – 99.1%
Aerospace & Defense – 1.2%
Korea Aerospace Industries Ltd.	4,814	$244,725
Air Freight & Logistics – 4.9%
Hyundai Glovis Co., Ltd.	4,657	948,652
Airlines – 0.1%
Korean Air Lines Co., Ltd.*	330	14,441
Auto Components – 11.0%
Halla Visteon Climate Control Corp.	9,799	339,160
Hankook Tire Co., Ltd.	16,945	692,646
Hyundai Mobis Co., Ltd.	3,627	805,855
Kumho Tire Co., Inc.*	18,778	154,191
Nexen Tire Corp.	13,512	158,327

Total Auto Components		2,150,179
Automobiles – 8.2%
Hyundai Motor Co.	5,281	802,063
Kia Motors Corp.	19,597	798,399

Total Automobiles		1,600,462
Biotechnology – 0.4%
Medy-Tox, Inc.	245	72,587
Building Products – 0.6%
LG Hausys Ltd.	719	111,792
Chemicals – 11.9%
AK Holdings, Inc.	1,432	126,750
Hanwha Chemical Corp.	7,700	101,329
Hyosung Corp.	6,761	528,351
Kumho Petrochemical Co., Ltd.	2,315	163,800
LG Chem Ltd.	5,217	1,062,726
Lotte Chemical Corp.	1,870	343,003

Total Chemicals		2,325,959
Construction & Engineering – 5.1%
Hyundai Engineering & Construction Co., Ltd.	17,361	788,674
KEPCO Engineering & Construction Co., Inc.	2,383	103,637
Samsung Engineering Co., Ltd.*	2,974	103,337

Total Construction & Engineering		995,648
Construction Materials – 0.6%
Ssangyong Cement Industrial Co., Ltd.*	8,371	122,609
Electrical Equipment – 1.0%
LS Corp.	3,986	186,824
Electronic Equipment, Instruments & Components – 7.5%
LG Display Co., Ltd.	28,467	803,116
Samsung Electro-Mechanics Co., Ltd.	9,420	652,934

Total Electronic Equipment, Instruments & Components		1,456,050
Food Products – 1.0%
CJ CheilJedang Corp.	569	193,864
Household Durables – 3.9%
LG Electronics, Inc.	14,212	754,506
Industrial Conglomerates – 5.3%
CJ Corp.	2,924	463,855
Doosan Corp.	2,114	221,985
SK Holdings Co., Ltd.	2,220	340,168

Total Industrial Conglomerates		1,026,008
Internet Software & Services – 3.2%
NAVER Corp.	1,045	632,020
Machinery – 1.7%
Doosan Infracore Co., Ltd.*	7,137	76,552
Samsung Heavy Industries Co., Ltd.	15,813	257,267

Total Machinery		333,819
Media – 0.8%
Cheil Worldwide, Inc.*	7,093	153,758
Metals & Mining – 11.2%
Hyundai Hysco Co., Ltd.	4,474	256,878
Hyundai Steel Co.	13,943	917,427
POSCO	4,588	1,011,101

Total Metals & Mining		2,185,406
Personal Products – 0.2%
Cosmax, Inc.	255	31,374
Pharmaceuticals – 0.5%
Celltrion, Inc.*	280	17,641
Hanmi Pharm Co., Ltd.*	430	87,787

Total Pharmaceuticals		105,428
Semiconductors & Semiconductor Equipment – 4.5%
Eo Technics Co., Ltd.	480	55,336
SK Hynix, Inc.	19,882	816,283

Total Semiconductors & Semiconductor Equipment		871,619
Software – 2.4%
Com2uSCorp*	581	100,809
NCSoft Corp.	1,850	302,650
NHN Entertainment Corp.*	1,064	68,475

Total Software		471,934
Technology Hardware, Storage & Peripherals – 8.9%
Samsung Electronics Co., Ltd.	1,337	1,736,551
Textiles, Apparel & Luxury Goods – 1.4%
Hansae Co., Ltd.	2,380	89,670
Youngone Corp.	3,622	177,925

Total Textiles, Apparel & Luxury Goods		267,595
Trading Companies & Distributors – 1.6%
Daewoo International Corp.	12,846	307,415
TOTAL INVESTMENTS IN SECURITIES – 99.1% (Cost: $19,556,392)		19,301,225
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 0.9%		168,890

NET ASSETS – 100.0%		$19,470,115
*	Non-income producing security.

See Notes to Financial Statements.

116	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments

WisdomTree United Kingdom Hedged Equity Fund (DXPS)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 99.0%
United Kingdom – 99.0%
Aerospace & Defense – 3.3%
BAE Systems PLC	68,346	$531,142
Cobham PLC	14,317	64,653
Meggitt PLC	8,151	66,369
QinetiQ Group PLC	5,500	15,587
Rolls-Royce Holdings PLC*	15,461	218,731
Senior PLC	2,780	13,421
Ultra Electronics Holdings PLC	589	14,925

Total Aerospace & Defense		924,828
Airlines – 0.4%
easyJet PLC	3,882	108,456
Auto Components – 0.3%
GKN PLC	14,967	79,676
Banks – 9.3%
Barclays PLC	177,525	639,338
HSBC Holdings PLC	160,670	1,369,075
Standard Chartered PLC	39,804	646,139

Total Banks		2,654,552
Beverages – 2.8%
Britvic PLC	2,423	26,419
Diageo PLC	27,496	759,008
SABMiller PLC	212	11,141

Total Beverages		796,568
Biotechnology – 0.1%
Abcam PLC	1,631	11,755
Genus PLC	423	8,597

Total Biotechnology		20,352
Building Products – 0.1%
James Halstead PLC	3,123	15,299
Capital Markets – 2.1%
Aberdeen Asset Management PLC	20,096	137,110
ICAP PLC	15,475	121,066
Investec PLC	8,607	71,680
Man Group PLC	37,496	113,441
Schroders PLC	2,176	103,369
Schroders PLC Non-Voting Shares	684	24,664
Tullett Prebon PLC	5,165	28,630

Total Capital Markets		599,960
Chemicals – 0.8%
Alent PLC	2,391	13,296
Croda International PLC	1,562	63,512
Elementis PLC	3,676	15,836
Essentra PLC	1,764	26,017
Johnson Matthey PLC	1,587	79,771
Synthomer PLC	3,610	16,527
Victrex PLC	937	26,081

Total Chemicals		241,040
Commercial Services & Supplies – 0.9%
Aggreko PLC	1,773	40,191
APR Energy PLC(a)	480	2,713
Berendsen PLC	2,132	35,353
De La Rue PLC	2,179	17,953
G4S PLC	22,301	97,927
Homeserve PLC	4,950	28,114
Rentokil Initial PLC	14,155	28,725
RPS Group PLC	2,833	9,475

Total Commercial Services & Supplies		260,451
Communications Equipment – 0.1%
Pace PLC	1,456	7,457
Spirent Communications PLC	5,683	7,361

Total Communications Equipment		14,818
Construction & Engineering – 0.4%
Balfour Beatty PLC	17,791	63,412
Carillion PLC	9,225	44,768
Keller Group PLC	769	10,828

Total Construction & Engineering		119,008
Containers & Packaging – 0.6%
DS Smith PLC	11,181	57,297
Rexam PLC	11,179	96,086
RPC Group PLC	1,701	14,646

Total Containers & Packaging		168,029
Distributors – 0.2%
Inchcape PLC	5,670	66,916
Diversified Financial Services – 0.5%
IG Group Holdings PLC	6,133	64,551
London Stock Exchange Group PLC	1,916	69,941

Total Diversified Financial Services		134,492
Diversified Telecommunication Services – 2.4%
BT Group PLC	83,913	545,612
Cable & Wireless Communications PLC	50,559	45,746
Inmarsat PLC	7,275	99,952

Total Diversified Telecommunication Services		691,310
Electrical Equipment – 0.0%
HellermannTyton Group PLC	1,730	8,585
Electronic Equipment, Instruments & Components – 0.6%
Domino Printing Sciences PLC	1,368	18,988
Electrocomponents PLC	7,384	26,472
Halma PLC	2,711	28,111
Laird PLC	4,747	23,671
Oxford Instruments PLC	280	3,477
Premier Farnell PLC	7,595	20,858
Renishaw PLC	682	24,724
Spectris PLC	897	28,762

Total Electronic Equipment, Instruments & Components		175,063
Energy Equipment & Services – 0.3%
Amec Foster Wheeler PLC	4,356	58,554
Hunting PLC	1,211	8,814

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	117

Schedule of Investments (continued)

WisdomTree United Kingdom Hedged Equity Fund (DXPS)

March 31, 2015

Investments	Shares	Value
John Wood Group PLC	2,533	$23,878

Total Energy Equipment & Services		91,246
Food Products – 3.5%
Associated British Foods PLC	3,607	150,893
Tate & Lyle PLC	8,106	71,899
Unilever PLC	18,703	781,574

Total Food Products		1,004,366
Health Care Equipment & Supplies – 0.3%
Smith & Nephew PLC	5,741	97,498
Health Care Providers & Services – 0.1%
Al Noor Hospitals Group PLC	353	5,324
NMC Health PLC	743	7,329
Synergy Health PLC	382	13,185

Total Health Care Providers & Services		25,838
Hotels, Restaurants & Leisure – 2.1%
Betfair Group PLC	601	19,941
Carnival PLC	2,326	113,809
Compass Group PLC	18,210	316,824
InterContinental Hotels Group PLC	2,036	79,611
Ladbrokes PLC	23,774	36,810
Millennium & Copthorne Hotels PLC	3,203	27,293

Total Hotels, Restaurants & Leisure		594,288
Household Products – 2.6%
PZ Cussons PLC	3,538	17,989
Reckitt Benckiser Group PLC	8,264	711,539

Total Household Products		729,528
Industrial Conglomerates – 0.3%
Smiths Group PLC	5,210	86,469
Insurance – 5.7%
Amlin PLC	11,635	87,311
Aviva PLC	36,162	289,886
Jardine Lloyd Thompson Group PLC	2,461	38,251
Old Mutual PLC	85,846	283,041
Prudential PLC	27,032	670,957
Standard Life PLC	33,582	237,098

Total Insurance		1,606,544
Internet Software & Services – 0.0%
Telecity Group PLC	1,037	13,470
IT Services – 0.1%
Computacenter PLC	1,401	14,205
Machinery – 0.9%
Bodycote PLC	1,360	14,516
Fenner PLC	2,833	8,485
IMI PLC	2,670	50,536
Melrose Industries PLC	11,763	48,457
Morgan Advanced Materials PLC	3,296	16,660
Rotork PLC	710	26,118
Spirax-Sarco Engineering PLC	611	30,930
Vesuvius PLC	3,736	27,237
Weir Group PLC (The)	1,359	34,317

Total Machinery		257,256
Media – 2.2%
Daily Mail & General Trust PLC Class A Non-Voting Shares	3,224	42,332
Euromoney Institutional Investor PLC	973	16,178
Pearson PLC	14,878	320,474
Reed Elsevier PLC	13,685	235,455

Total Media		614,439
Metals & Mining – 8.8%
Acacia Mining PLC	1,114	4,333
Anglo American PLC	21,229	318,926
Antofagasta PLC	28,607	311,072
BHP Billiton PLC	34,071	745,273
Evraz PLC	23,802	66,322
Ferrexpo PLC	7,218	6,751
Fresnillo PLC(a)	2,512	25,451
Rio Tinto PLC	23,816	980,037
Vedanta Resources PLC(a)	3,794	28,161

Total Metals & Mining		2,486,326
Multi-Utilities – 5.2%
Centrica PLC	114,904	431,555
National Grid PLC	82,270	1,056,057

Total Multi-Utilities		1,487,612
Oil, Gas & Consumable Fuels – 14.2%
BG Group PLC	21,256	261,587
BP PLC	195,155	1,265,154
James Fisher & Sons PLC	398	7,734
Royal Dutch Shell PLC Class A	41,772	1,245,173
Royal Dutch Shell PLC Class B	39,889	1,242,928

Total Oil, Gas & Consumable Fuels		4,022,576
Paper & Forest Products – 0.3%
Mondi PLC	4,347	83,762
Pharmaceuticals – 10.1%
AstraZeneca PLC	20,718	1,422,921
Dechra Pharmaceuticals PLC	699	10,449
GlaxoSmithKline PLC	61,704	1,416,131
Hikma Pharmaceuticals PLC	796	25,170

Total Pharmaceuticals		2,874,671
Professional Services – 0.4%
Hays PLC	10,913	24,722
Intertek Group PLC	1,061	39,345
Michael Page International PLC	3,414	26,430
WS Atkins PLC	1,094	20,739

Total Professional Services		111,236
Real Estate Investment Trusts (REITs) – 0.6%
Hammerson PLC	9,066	89,499
Segro PLC	12,180	75,381

Total Real Estate Investment Trusts (REITs)		164,880

See Notes to Financial Statements.

118	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Schedule of Investments (concluded)

WisdomTree United Kingdom Hedged Equity Fund (DXPS)

March 31, 2015

Investments	Shares	Value
Real Estate Management & Development – 0.0%
Savills PLC	764	$9,209
Road & Rail – 0.2%
National Express Group PLC	7,898	33,263
Northgate PLC	1,143	10,028

Total Road & Rail		43,291
Semiconductors & Semiconductor Equipment – 0.3%
ARM Holdings PLC	3,807	62,449
CSR PLC	994	12,889

Total Semiconductors & Semiconductor Equipment		75,338
Software – 0.5%
Aveva Group PLC	325	7,140
Fidessa Group PLC	534	17,488
Micro Focus International PLC	1,675	29,366
Sage Group PLC (The)	14,208	98,435

Total Software		152,429
Specialty Retail – 0.6%
Dixons Carphone PLC	3,754	22,999
Kingfisher PLC	27,079	152,997

Total Specialty Retail		175,996
Technology Hardware, Storage & Peripherals – 0.0%
Xaar PLC	313	1,914
Textiles, Apparel & Luxury Goods – 0.4%
Burberry Group PLC	3,857	99,226
Ted Baker PLC	309	11,468

Total Textiles, Apparel & Luxury Goods		110,694
Tobacco – 8.0%
British American Tobacco PLC	28,134	1,456,970
Imperial Tobacco Group PLC	18,706	822,798

Total Tobacco		2,279,768
Trading Companies & Distributors – 0.5%
Ashtead Group PLC	1,894	30,478
Brammer PLC	969	5,754
Bunzl PLC	2,815	76,515
Diploma PLC	1,301	15,480
SIG PLC	4,244	12,789

Total Trading Companies & Distributors		141,016
Transportation Infrastructure – 0.1%
BBA Aviation PLC	6,012	30,041
Wireless Telecommunication Services – 5.8%
Vodafone Group PLC	507,833	1,661,925
TOTAL COMMON STOCKS (Cost: $30,159,289)		28,127,234
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%
United States – 0.2%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(b)
(Cost: $44,109)(c)	44,109	44,109
TOTAL INVESTMENTS IN SECURITIES – 99.2% (Cost: $30,203,398)		28,171,343
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 0.8%		235,797

NET ASSETS – 100.0%		$28,407,140
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(c)

At March 31, 2015, the total market value of the Fund’s securities on loan was $41,835 and the total market value of the collateral held by the Fund was $44,109. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	119

Statements of Assets and Liabilities

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

March 31, 2015

	WisdomTree Australia Dividend Fund	WisdomTree DEFA Equity Income Fund	WisdomTree DEFA Fund	WisdomTree Europe Dividend Growth Fund	WisdomTree Europe Hedged Equity Fund
ASSETS:

Investments, at cost	$57,993,043	$348,855,671	$617,587,548	$12,738,175	$17,968,170,405

Investment in affiliates, at cost (Note 7)	—	413,073	1,934,975	—	—

Foreign currency, at cost	68,004	418,842	1,012,020	4,498	10,838,049
Investments in securities, at value (including securities on loan) (Note 2)[1]	56,611,781	365,802,070	693,810,563	11,665,554	18,250,988,252

Investment in affiliates, at value (Note 7)	—	409,180	1,935,496	—	—

Cash	28,569	342	13,969	161	153,583,635

Foreign currency, at value	67,637	417,740	1,007,036	4,485	10,685,734

Unrealized appreciation on forward foreign currency contracts	—	4,776	8,895	5	588,401,414

Receivables:

Capital shares sold	—	—	5,166,634	64,098	288,566,201

Dividends and interest	405,751	1,452,882	2,616,462	20,948	5,435,809

Foreign tax reclaims	—	351,897	930,319	9,859	584,249

Investment securities sold	—	253,297	756,187	1,290	—
Total Assets	57,113,738	368,692,184	706,245,561	11,766,400	19,298,245,294
LIABILITIES:

Unrealized depreciation on forward foreign currency contracts	—	—	76	3	31,157,980

Payables:

Investment of cash collateral for securities loaned (Note 2)	8,277,443	30,542,908	54,527,660	108,251	858,250,696

Investment securities purchased	174,395	361,187	5,623,575	62,329	856,853,397

Advisory fees (Note 3)	23,674	166,750	259,577	5,196	7,442,076

Service fees (Note 2)	180	1,268	2,388	39	56,457
Total Liabilities	8,475,692	31,072,113	60,413,276	175,818	1,753,760,606
NET ASSETS	$48,638,046	$337,620,071	$645,832,285	$11,590,582	$17,544,484,688
NET ASSETS:

Paid-in capital	$70,641,224	$413,021,887	$815,320,764	$12,694,365	$16,070,649,615

Undistributed net investment income	127,605	1,043,346	2,127,485	21,498	24,551,126

Accumulated net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	(20,742,350)	(93,359,021)	(247,783,590)	(51,775)	609,518,494

Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(1,388,433)	16,913,859	76,167,626	(1,073,506)	839,765,453
NET ASSETS	$48,638,046	$337,620,071	$645,832,285	$11,590,582	$17,544,484,688
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	900,000	7,800,000	12,500,000	500,000	265,200,000
Net asset value per share	$54.04	$43.28	$51.67	$23.18	$66.16
[1]	Market value of securities out on loan were as follows: $7,886,415, $30,735,346, $54,207,089, $123,854 and $836,848,771, respectively.

See Notes to Financial Statements.

120	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Statements of Assets and Liabilities (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

March 31, 2015

	WisdomTree Europe Hedged SmallCap Equity Fund	WisdomTree Europe SmallCap Dividend Fund	WisdomTree Germany Hedged Equity Fund	WisdomTree International Dividend ex-Financials Fund	WisdomTree International Hedged Dividend Growth Fund
ASSETS:

Investments, at cost	$125,655,346	$1,004,887,255	$291,405,013	$341,744,968	$209,299,762

Investment in affiliates, at cost (Note 7)	—	917,431	—	229,157	—

Foreign currency, at cost	20,383	398,603	96,010	321,891	239,964
Investments in securities, at value (including securities on loan) (Note 2)[1]	126,434,254	936,391,851	296,162,069	334,538,882	209,573,138

Investment in affiliates, at value (Note 7)	—	940,186	—	217,173	—

Cash	4,666,579	4,407,542	8,740,010	2,578	2,355,249

Foreign currency, at value	20,214	398,589	95,212	319,927	239,715

Unrealized appreciation on forward foreign currency contracts	1,149,816	8,290	4,996,866	—	4,441,151

Receivables:

Capital shares sold	—	719,692	—	—	—

Dividends and interest	357,498	3,205,212	5,149	1,130,953	393,130

Investment securities sold	—	1,647,654	—	—	33,525

Foreign tax reclaims	3,352	446,552	8,438	426,335	65,090
Total Assets	132,631,713	948,165,568	310,007,744	336,635,848	217,100,998
LIABILITIES:

Unrealized depreciation on forward foreign currency contracts	597,726	8,384	1,437,692	125	398,044

Payables:

Investment of cash collateral for securities loaned (Note 2)	1,436,405	90,144,093	5,574,643	12,392,192	5,100,775

Investment securities purchased	4,737,714	3,738,670	11,102,019	—	5,070,151

Advisory fees (Note 3)	30,533	397,004	76,897	159,797	78,962

Service fees (Note 2)	232	3,017	705	1,214	599
Total Liabilities	6,802,610	94,291,168	18,191,956	12,553,328	10,648,531
NET ASSETS	$125,829,103	$853,874,400	$291,815,788	$324,082,520	$206,452,467
NET ASSETS:

Paid-in capital	$124,121,861	$987,643,680	$280,760,701	$477,306,728	$200,056,025

Undistributed net investment income	361,991	4,634,978	45,782	799,832	447,698

Accumulated net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	18,687	(69,837,160)	2,695,477	(146,751,257)	1,634,876

Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	1,326,564	(68,567,098)	8,313,828	(7,272,783)	4,313,868
NET ASSETS	$125,829,103	$853,874,400	$291,815,788	$324,082,520	$206,452,467
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	4,850,004	15,350,000	9,300,000	7,400,000	7,650,000
Net asset value per share	$25.94	$55.63	$31.38	$43.79	$26.99
[1]	Market value of securities out on loan were as follows: $2,573,225, $91,707,559, $5,644,483, $13,466,847 and $5,145,269, respectively.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	121

Statements of Assets and Liabilities (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

March 31, 2015

	WisdomTree International LargeCap Dividend Fund	WisdomTree International MidCap Dividend Fund	WisdomTree International SmallCap Dividend Fund	WisdomTree Japan Hedged Capital Goods Fund	WisdomTree Japan Hedged Equity Fund
ASSETS:

Investments, at cost	$342,361,851	$156,346,619	$1,007,638,478	$3,391,448	$16,377,807,154

Investment in affiliates, at cost (Note 7)	528,639	581,666	6,590,516	—	—

Foreign currency, at cost	264,057	171,129	3,666,031	1,383	16,404,953
Investments in securities, at value (including securities on loan) (Note 2)[1]	375,427,603	179,114,734	1,064,103,582	3,381,058	17,468,143,207

Investment in affiliates, at value (Note 7)	531,164	572,114	6,665,956	—	—

Cash	74,509	237,476	22,797	12	19,612,802

Foreign currency, at value	263,503	169,532	3,660,453	1,383	16,404,953

Unrealized appreciation on forward foreign currency contracts	17	—	8,573	6,925	53,243,359

Receivables:

Dividends and interest	1,412,744	596,952	5,629,985	20,033	125,001,829

Capital shares sold	—	2,932,307	11,842,132	—	38,609,280

Foreign tax reclaims	542,292	106,923	333,508	—	6,360,227

Investment securities sold	97	33,812	2,333,524	—	2,208,014
Total Assets	378,251,929	183,763,850	1,094,600,510	3,409,411	17,729,583,671
LIABILITIES:

Unrealized depreciation on forward foreign currency contracts	846	33	514	214	14,680,041

Payables:

Investment of cash collateral for securities loaned (Note 2)	22,382,638	25,308,980	161,117,220	631,865	1,832,292,482

Investment securities purchased	451,061	2,967,605	15,261,317	—	69,447,398

Advisory fees (Note 3)	143,045	72,861	440,559	623	6,256,220

Service fees (Note 2)	1,313	554	3,356	6	57,349
Total Liabilities	22,978,903	28,350,033	176,822,966	632,708	1,922,733,490
NET ASSETS	$355,273,026	$155,413,817	$917,777,544	$2,776,703	$15,806,850,181
NET ASSETS:

Paid-in capital	$386,771,255	$215,873,444	$1,089,488,767	$2,696,033	$14,108,639,468

Undistributed net investment income	945,301	539,941	6,109,280	19,455	111,129,937

Accumulated net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	(65,474,296)	(83,744,678)	(234,271,621)	65,044	460,003,327

Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	33,030,766	22,745,110	56,451,118	(3,829)	1,127,077,449
NET ASSETS	$355,273,026	$155,413,817	$917,777,544	$2,776,703	$15,806,850,181
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	7,300,000	2,650,000	15,500,000	100,000	287,250,000
Net asset value per share	$48.67	$58.65	$59.21	$27.77	$55.03
[1]	Market value of securities out on loan were as follows: $21,432,994, $25,467,961, $157,008,077, $615,549 and $1,752,022,320, respectively.

See Notes to Financial Statements.

122	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Statements of Assets and Liabilities (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

March 31, 2015

	WisdomTree Japan Hedged Financials Fund	WisdomTree Japan Hedged Health Care Fund	WisdomTree Japan Hedged Real Estate Fund	WisdomTree Japan Hedged SmallCap Equity Fund	WisdomTree Japan Hedged Tech, Media and Telecom Fund
ASSETS:

Investments, at cost	$9,118,272	$3,606,952	$39,800,514	$133,691,593	$5,108,241

Foreign currency, at cost	—	3,705	10,372	23,846	11,864
Investments in securities, at value (including securities on loan) (Note 2)[1]	9,244,244	3,889,236	39,816,388	137,787,927	5,440,501

Cash	15,829	693	9,067	43,960	781

Foreign currency, at value	—	3,705	10,311	23,846	11,864

Unrealized appreciation on forward foreign currency contracts	18,873	5,222	129,292	485,111	15,151

Receivables:

Capital shares sold	1,336,296	—	—	10,094,344	—

Investment securities sold	—	—	4,096,031	480,170	—

Dividends and interest	66,323	18,443	217,325	947,085	24,757

Foreign tax reclaims	—	—	476	8,657	—
Total Assets	10,681,565	3,917,299	44,278,890	149,871,100	5,493,054
LIABILITIES:

Unrealized depreciation on forward foreign currency contracts	14,541	4,079	2,474	8,624	338

Payables:

Investment of cash collateral for securities loaned (Note 2)	1,418,569	811,790	8,079,140	21,229,844	1,044,602

Investment securities purchased	1,359,599	—	—	10,823,208	14,754

Capital shares redeemed	—	—	4,204,608	—	—

Advisory fees (Note 3)	2,293	708	13,117	46,976	1,598

Service fees (Note 2)	23	7	134	356	16
Total Liabilities	2,795,025	816,584	12,299,473	32,109,008	1,061,308
NET ASSETS	$7,886,540	$3,100,715	$31,979,417	$117,762,092	$4,431,746
NET ASSETS:

Paid-in capital	$7,691,740	$2,728,454	$30,938,987	$108,387,665	$3,880,395

Undistributed net investment income	60,576	15,669	191,039	843,781	75,567

Accumulated net realized gain on investments, forward foreign currency contracts and foreign currency related transactions	4,418	73,302	708,882	3,966,312	128,825

Net unrealized appreciation on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	129,806	283,290	140,509	4,564,334	346,959
NET ASSETS	$7,886,540	$3,100,715	$31,979,417	$117,762,092	$4,431,746
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	300,000	100,000	1,150,000	3,500,000	150,000
Net asset value per share	$26.29	$31.01	$27.81	$33.65	$29.54
[1]	Market value of securities out on loan were as follows: $1,351,270, $772,592, $7,683,277, $20,458,147 and $1,019,263, respectively.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	123

Statements of Assets and Liabilities (concluded)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

March 31, 2015

	WisdomTree Japan SmallCap Dividend Fund	WisdomTree Korea Hedged Equity Fund	WisdomTree United Kingdom Hedged Equity Fund
ASSETS:

Investments, at cost	$307,071,025	$19,556,392	$30,203,398

Investment in affiliates, at cost (Note 7)	265,465	—	—

Foreign currency, at cost	250,428	23,301	19,622
Investments in securities, at value (including securities on loan) (Note 2)[1]	341,040,009	19,301,225	28,171,343

Investment in affiliates, at value (Note 7)	258,844	—	—

Cash	33,818	8,861	27,905

Foreign currency, at value	250,432	23,055	19,667

Unrealized appreciation on forward foreign currency contracts	—	136,143	1,021,904

Receivables:

Dividends and interest	2,524,918	103,338	168,005

Capital shares sold	—	—	2,606,396

Investment securities sold	1,586,861	—	38,932

Foreign tax reclaims	135,403	—	175
Total Assets	345,830,285	19,572,622	32,054,327
LIABILITIES:

Unrealized depreciation on forward foreign currency contracts	312	18,185	5,901

Payables:

Investment of cash collateral for securities loaned (Note 2)	57,713,072	—	44,109

Investment securities purchased	1,324,677	74,832	3,586,446

Advisory fees (Note 3)	140,577	9,419	10,634

Service fees (Note 2)	1,067	71	97
Total Liabilities	59,179,705	102,507	3,647,187
NET ASSETS	$286,650,580	$19,470,115	$28,407,140
NET ASSETS:

Paid-in capital	$289,179,069	$20,053,232	$30,109,846

Undistributed net investment income	2,130,343	3,082	119,088

Accumulated net realized loss on investments, forward foreign currency contracts and foreign currency related transactions	(38,579,773)	(447,643)	(804,789)

Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	33,920,941	(138,556)	(1,017,005)
NET ASSETS	$286,650,580	$19,470,115	$28,407,140
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	5,300,000	900,000	1,100,000
Net asset value per share	$54.09	$21.63	$25.82
[1]	Market value of securities out on loan were as follows: $55,170,958, $0 and $41,835, respectively.

See Notes to Financial Statements.

124	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Statements of Operations

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

For the Year or Period Ended March 31, 2015

	WisdomTree Australia Dividend Fund	WisdomTree DEFA Equity Income Fund	WisdomTree DEFA Fund	WisdomTree Europe Dividend Growth Fund[1]	WisdomTree Europe Hedged Equity Fund
INVESTMENT INCOME:

Dividends[2]	$2,384,436	$15,281,221	$23,715,059	$262,109	$108,624,594

Dividends from affiliates (Note 7)	—	41,093	62,227	—	—

Securities lending income (Note 2)	38,007	398,059	612,911	5,607	5,011,213
Total investment income	2,422,443	15,720,373	24,390,197	267,716	113,635,807
EXPENSES:

Advisory fees (Note 3)	300,516	1,887,871	2,845,405	66,525	26,364,491

Service fees (Note 2)	2,279	14,322	26,083	504	200,007

Proxy fees (Note 2)	3,159	10,237	20,131	—	31,254
Total expenses	305,954	1,912,430	2,891,619	67,029	26,595,752
Expense waivers (Note 3)	—	(1,542)	(3,357)	—	—
Net expenses	305,954	1,910,888	2,888,262	67,029	26,595,752
Net investment income	2,116,489	13,809,485	21,501,935	200,687	87,040,055
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	1,489,441	659,258	(3,185,458)	(51,720)	(53,486,902)

Investment transactions in affiliates (Note 7)	—	(64,890)	(127,377)	—	—

In-kind redemptions	628,031	—	—	(167,701)	12,944,903

Forward foreign currency contracts and foreign currency related transactions	(44,226)	(174,911)	(266,901)	(4,452)	903,510,027
Net realized gain (loss)	2,073,246	419,457	(3,579,736)	(223,873)	862,968,028
Net change in unrealized appreciation (depreciation) from:

Investment transactions	(8,807,167)	(33,597,008)	(27,083,396)	(1,072,621)	191,855,063

Forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(22,145)	(56,679)	(120,524)	(885)	554,930,793
Net change in unrealized appreciation (depreciation)	(8,829,312)	(33,653,687)	(27,203,920)	(1,073,506)	746,785,856
Net realized and unrealized gain (loss) on investments	(6,756,066)	(33,234,230)	(30,783,656)	(1,297,379)	1,609,753,884
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,639,577)	$(19,424,745)	$(9,281,721)	$(1,096,692)	$1,696,793,939
[1]	For the period May 7, 2014 (commencement of operations) through March 31, 2015.

[2]	Net of foreign withholding tax of $24,816, $1,182,266, $1,939,049, $32,985 and $12,788,408, respectively.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	125

Statements of Operations (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

For the Year or Period Ended March 31, 2015

	WisdomTree Europe Hedged SmallCap Equity Fund[2]	WisdomTree Europe SmallCap Dividend Fund	WisdomTree Germany Hedged Equity Fund	WisdomTree International Dividend ex-Financials Fund	WisdomTree International Hedged Dividend Growth Fund[1]
INVESTMENT INCOME:

Dividends[3]	$390,724	$43,666,642	$313,764	$17,185,325	$1,157,761

Dividends from affiliates (Note 7)	—	78,485	—	79,912	—

Securities lending income (Note 2)	1,702	1,405,853	21,748	555,033	10,393
Total investment income	392,426	45,150,980	335,512	17,820,270	1,168,154
EXPENSES:

Advisory fees (Note 3)	30,533	6,574,285	155,933	2,144,256	151,453

Service fees (Note 2)	232	49,874	1,429	16,267	1,149

Proxy fees (Note 2)	—	42,881	402	14,634	—
Total expenses	30,765	6,667,040	157,764	2,175,157	152,602
Expense waivers (Note 3)	—	(2,230)	—	(8,080)	—
Net expenses	30,765	6,664,810	157,764	2,167,077	152,602
Net investment income	361,661	38,486,170	177,748	15,653,193	1,015,552
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	18,429	(51,930,537)	(249,717)	22,286,719	(92,392)

Investment transactions in affiliates (Note 7)	—	14,893	—	(212,745)	—

In-kind redemptions	—	54,142,316	—	2,928,916	—

In-kind redemptions in affiliates (Note 7)	—	10,214	—	(11,581)	—

Forward foreign currency contracts and foreign currency related transactions	588	(198,619)	4,224,655	(173,144)	1,954,233
Net realized gain	19,017	2,038,267	3,974,938	24,818,165	1,861,841
Net change in unrealized appreciation (depreciation) from:

Investment transactions	778,908	(212,615,535)	4,154,068	(73,046,198)	273,376

Forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	547,656	(99,254)	3,537,068	(78,151)	4,040,492
Net change in unrealized appreciation (depreciation)	1,326,564	(212,714,789)	7,691,136	(73,124,349)	4,313,868
Net realized and unrealized gain (loss) on investments	1,345,581	(210,676,522)	11,666,074	(48,306,184)	6,175,709
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,707,242	$(172,190,352)	$11,843,822	$(32,652,991)	$7,191,261
[1]	For the period May 7, 2014 (commencement of operations) through March 31, 2015.

[2]	For the period March 4, 2015 (commencement of operations) through March 31, 2015.

[3]	Net of foreign withholding tax of $67,601, $5,260,596, $49,698, $1,704,895 and $87,948, respectively.

See Notes to Financial Statements.

126	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Statements of Operations (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

For the Year or Period Ended March 31, 2015

	WisdomTree International LargeCap Dividend Fund	WisdomTree International MidCap Dividend Fund	WisdomTree International SmallCap Dividend Fund	WisdomTree Japan Hedged Capital Goods Fund[1]	WisdomTree Japan Hedged Equity Fund
INVESTMENT INCOME:

Dividends[2]	$13,999,476	$5,092,637	$33,420,301	$40,957	$260,961,006

Dividends from affiliates (Note 7)	20,074	14,914	81,261	—	—

Securities lending income (Note 2)	318,565	219,933	1,146,966	428	2,614,081
Total investment income	14,338,115	5,327,484	34,648,528	41,385	263,575,087
EXPENSES:

Advisory fees (Note 3)	1,635,376	840,337	5,359,065	10,438	55,027,143

Service fees (Note 2)	14,991	6,375	40,655	96	504,415

Proxy fees (Note 2)	11,652	6,658	35,872	—	413,911
Total expenses	1,662,019	853,370	5,435,592	10,534	55,945,469
Expense waivers (Note 3)	(1,265)	(457)	(7,623)	(1,087)	—
Net expenses	1,660,754	852,913	5,427,969	9,447	55,945,469
Net investment income	12,677,361	4,474,571	29,220,559	31,938	207,629,618
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(1,863,449)	3,650,157	(27,115,807)	(16,397)	(215,787,729)

Investment transactions in affiliates (Note 7)	7,294	20,935	(147,413)	—	—

In-kind redemptions	—	2,334,545	67,412,772	102,948	278,099,783

In-kind redemptions in affiliates (Note 7)	—	(23)	(325)	—	—

Capital gain distributions from affiliates (Note 7)	—	174	—	—	—

Forward foreign currency contracts and foreign currency related transactions	(168,845)	(70,508)	(424,985)	349,200	1,666,089,994
Net realized gain (loss)	(2,025,000)	5,935,280	39,724,242	435,751	1,728,402,048
Net change in unrealized appreciation (depreciation) from:

Investment transactions	(20,320,850)	(10,070,878)	(130,826,173)	(10,390)	1,158,481,855

Forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(70,178)	(21,732)	(130,084)	6,561	(64,138,025)
Net change in unrealized appreciation (depreciation)	(20,391,028)	(10,092,610)	(130,956,257)	(3,829)	1,094,343,830
Net realized and unrealized gain (loss) on investments	(22,416,028)	(4,157,330)	(91,232,015)	431,922	2,822,745,878
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(9,738,667)	$317,241	$(62,011,456)	$463,860	$3,030,375,496
[1]	For the period April 8, 2014 (commencement of operations) through March 31, 2015.

[2]	Net of foreign withholding tax of $1,103,673, $525,407, $2,691,170, $4,733 and $28,916,969, respectively.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	127

Statements of Operations (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

For the Year or Period Ended March 31, 2015

	WisdomTree Japan Hedged Financials Fund[1]	WisdomTree Japan Hedged Health Care Fund[1]	WisdomTree Japan Hedged Real Estate Fund[1]	WisdomTree Japan Hedged SmallCap Equity Fund	WisdomTree Japan Hedged Tech, Media and Telecom Fund[1]
INVESTMENT INCOME:

Dividends[2]	$127,511	$32,045	$411,952	$1,741,227	$48,524

Securities lending income (Note 2)	1,145	883	10,062	113,322	3,513
Total investment income	128,656	32,928	422,014	1,854,549	52,037
EXPENSES:

Advisory fees (Note 3)	27,650	9,491	100,209	510,070	15,502

Service fees (Note 2)	253	87	918	3,870	142

Proxy fees (Note 2)	—	—	—	2,784	—
Total expenses	27,903	9,578	101,127	516,724	15,644
Expense waivers (Note 3)	(2,880)	(989)	(10,439)	—	(1,615)
Net expenses	25,023	8,589	90,688	516,724	14,029
Net investment income	103,633	24,339	331,326	1,337,825	38,008
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(132,325)	(4,873)	(393,538)	(2,186,262)	9,055

In-kind redemptions	40,257	110,101	486,153	2,778,068	93,220

Forward foreign currency contracts and foreign currency related transactions	1,087,939	279,799	3,078,832	13,717,580	483,688
Net realized gain	995,871	385,027	3,171,447	14,309,386	585,963
Net change in unrealized appreciation (depreciation) from:

Investment transactions	125,972	282,284	15,874	5,106,304	332,260

Forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	3,834	1,006	124,635	(152,111)	14,699
Net change in unrealized appreciation (depreciation)	129,806	283,290	140,509	4,954,193	346,959
Net realized and unrealized gain on investments	1,125,677	668,317	3,311,956	19,263,579	932,922
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,229,310	$692,656	$3,643,282	$20,601,404	$970,930
[1]	For the period April 8, 2014 (commencement of operations) through March 31, 2015.

[2]	Net of foreign withholding tax of $14,203, $3,669, $46,650, $231,225 and $5,423, respectively.

See Notes to Financial Statements.

128	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Statements of Operations (concluded)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

For the Year or Period Ended March 31, 2015

	WisdomTree Japan SmallCap Dividend Fund	WisdomTree Korea Hedged Equity Fund	WisdomTree United Kingdom Hedged Equity Fund
INVESTMENT INCOME:

Dividends[1]	$5,341,844	$130,718	$931,897

Dividends from affiliates (Note 7)	25,712	—	—

Securities lending income (Note 2)	375,182	149	911
Total investment income	5,742,738	130,867	932,808
EXPENSES:

Advisory fees (Note 3)	1,675,819	58,790	105,611

Service fees (Note 2)	12,713	446	968

Proxy fees (Note 2)	17,837	257	919
Total expenses	1,706,369	59,493	107,498
Expense waivers (Note 3)	(1,290)	—	—
Net expenses	1,705,079	59,493	107,498
Net investment income	4,037,659	71,374	825,310
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(3,584,946)	(333,815)	(173,146)

Investment transactions in affiliates (Note 7)	(17,305)	—	—

In-kind redemptions	8,879,122	—	282,100

In-kind redemptions in affiliates (Note 7)	5,258	—	—

Capital gain distributions from affiliates (Note 7)	11,058	—	—

Forward foreign currency contracts and foreign currency related transactions	(199,477)	56,444	1,926,564
Net realized gain (loss)	5,093,710	(277,371)	2,035,518
Net change in unrealized appreciation (depreciation) from:

Investment transactions	14,610,898	(312,686)	(2,755,246)

Forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(17,205)	148,353	894,715
Net change in unrealized appreciation (depreciation)	14,593,693	(164,333)	(1,860,531)
Net realized and unrealized gain (loss) on investments	19,687,403	(441,704)	174,987
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,725,062	$(370,330)	$1,000,297
[1]	Net of foreign withholding tax of $617,131, $33,759 and $7,671, respectively.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	129

Statements of Changes in Net Assets

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

	WisdomTree Australia Dividend Fund		WisdomTree DEFA Equity Income Fund		WisdomTree DEFA Fund
	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$2,116,489	$2,393,944	$13,809,485	$14,596,110	$21,501,935	$22,496,387

Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	2,073,246	909,079	419,457	(1,730,113)	(3,579,736)	2,902,130

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(8,829,312)	(5,139,781)	(33,653,687)	36,323,278	(27,203,920)	63,516,879
Net increase (decrease) in net assets resulting from operations	(4,639,577)	(1,836,758)	(19,424,745)	49,189,275	(9,281,721)	88,915,396
DIVIDENDS:

Net investment income	(1,972,575)	(2,462,154)	(13,241,538)	(14,535,126)	(20,650,247)	(22,732,659)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	5,447,076	—	65,533,642	61,088,169	106,576,595	56,738,559

Cost of shares redeemed	(5,334,442)	(17,756,703)	—	—	—	(12,340,781)
Net increase (decrease) in net assets resulting from capital share transactions	112,634	(17,756,703)	65,533,642	61,088,169	106,576,595	44,397,778
Net Increase (Decrease) in Net Assets	(6,499,518)	(22,055,615)	32,867,359	95,742,318	76,644,627	110,580,515
NET ASSETS:

Beginning of period	$55,137,564	$77,193,179	$304,752,712	$209,010,394	$569,187,658	$458,607,143

End of period	$48,638,046	$55,137,564	$337,620,071	$304,752,712	$645,832,285	$569,187,658
Undistributed net investment income included in net assets at end of period	$127,605	$29,189	$1,043,346	$646,092	$2,127,485	$1,499,228
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	900,000	1,200,000	6,400,000	5,050,000	10,450,000	9,600,000

Shares created	100,000	—	1,400,000	1,350,000	2,050,000	1,100,000

Shares redeemed	(100,000)	(300,000)	—	—	—	(250,000)
Shares outstanding, end of period	900,000	900,000	7,800,000	6,400,000	12,500,000	10,450,000

See Notes to Financial Statements.

130	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Statements of Changes in Net Assets (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

	WisdomTree Europe Dividend Growth Fund	WisdomTree Europe Hedged Equity Fund		WisdomTree Europe Hedged SmallCap Equity Fund
	For the Period May 7, 2014* through March 31, 2015	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Period March 4, 2015* through March 31, 2015
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$200,687	$87,040,055	$11,907,904	$361,661

Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	(223,873)	862,968,028	(32,514,404)	19,017

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(1,073,506)	746,785,856	88,263,625	1,326,564
Net increase (decrease) in net assets resulting from operations	(1,096,692)	1,696,793,939	67,657,125	1,707,242
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(174,792)	(73,966,189)	(9,199,353)	—

Capital gains	—	(184,744,238)	—	—
Total dividends and distributions	(174,792)	(258,710,427)	(9,199,353)	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	20,859,822	15,173,767,490	940,909,066	124,121,761

Cost of shares redeemed	(7,997,856)	(127,685,798)	(103,574,788)	—
Net increase in net assets resulting from capital share transactions	12,861,966	15,046,081,692	837,334,278	124,121,761
Net Increase in Net Assets	11,590,482	16,484,165,204	895,792,050	125,829,003
NET ASSETS:

Beginning of period	$100	$1,060,319,484	$164,527,434	$100

End of period	$11,590,582	$17,544,484,688	$1,060,319,484	$125,829,103
Undistributed net investment income included in net assets at end of period	$21,498	$24,551,126	$2,822,627	$361,991
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	4	18,800,000	3,300,000	4

Shares created	850,000	248,650,000	17,600,000	4,850,000

Shares redeemed	(350,004)	(2,250,000)	(2,100,000)	—
Shares outstanding, end of period	500,000	265,200,000	18,800,000	4,850,004
*	Commencement of operations.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	131

Statements of Changes in Net Assets (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

	WisdomTree Europe SmallCap Dividend Fund		WisdomTree Germany Hedged Equity Fund		WisdomTree International Dividend ex-Financials Fund
	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Year Ended March 31, 2015	For the Period October 17, 2013* through March 31, 2014	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$38,486,170	$5,150,464	$177,748	$(18)	$15,653,193	$15,886,146

Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	2,038,267	11,160,520	3,974,938	(169,772)	24,818,165	21,759,028

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(212,714,789)	139,859,136	7,691,136	622,692	(73,124,349)	31,939,259
Net increase (decrease) in net assets resulting from operations	(172,190,352)	156,170,120	11,843,822	452,902	(32,652,991)	69,584,433
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(37,998,494)	(3,161,594)	(178,439)	—	(15,437,232)	(15,909,125)

Capital gains	—	—	(1,063,257)	—	—	—
Total dividends and distributions	(37,998,494)	(3,161,594)	(1,241,696)	—	(15,437,232)	(15,909,125)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	885,658,937	1,237,151,944	271,770,808	8,989,957	70,209,452	—

Cost of shares redeemed	(1,268,466,721)	(4,163,918)	—	(105)	(47,582,200)	(53,811,313)
Net increase (decrease) in net assets resulting from capital share transactions	(382,807,784)	1,232,988,026	271,770,808	8,989,852	22,627,252	(53,811,313)
Net Increase (Decrease) in Net Assets	(592,996,630)	1,385,996,552	282,372,934	9,442,754	(25,462,971)	(136,005)
NET ASSETS:

Beginning of period	$1,446,871,030	$60,874,478	$9,442,854	$100	$349,545,491	$349,681,496

End of period	$853,874,400	$1,446,871,030	$291,815,788	$9,442,854	$324,082,520	$349,545,491
Undistributed net investment income included in net assets at end of period	$4,634,978	$2,903,216	$45,782	$—	$799,832	$754,395
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	23,250,000	1,450,000	350,000	4	7,100,000	8,300,000

Shares created	14,550,000	21,900,000	8,950,000	350,000	1,400,000	—

Shares redeemed	(22,450,000)	(100,000)	—	(4)	(1,100,000)	(1,200,000)
Shares outstanding, end of period	15,350,000	23,250,000	9,300,000	350,000	7,400,000	7,100,000
*	Commencement of operations.

See Notes to Financial Statements.

132	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Statements of Changes in Net Assets (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

	WisdomTree International Hedged Dividend Growth Fund	WisdomTree International LargeCap Dividend Fund		WisdomTree International MidCap Dividend Fund
	For the Period May 7, 2014* through March 31, 2015	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$1,015,552	$12,677,361	$12,366,635	$4,474,571	$4,245,060

Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	1,861,841	(2,025,000)	(6,416,407)	5,935,280	1,807,862

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	4,313,868	(20,391,028)	36,792,415	(10,092,610)	17,484,914
Net increase (decrease) in net assets resulting from operations	7,191,261	(9,738,667)	42,742,643	317,241	23,537,836
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(341,603)	(12,260,118)	(12,150,590)	(4,298,234)	(4,342,219)

Capital gains	(453,216)	—	—	—	—
Total dividends and distributions	(794,819)	(12,260,118)	(12,150,590)	(4,298,234)	(4,342,219)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	200,056,027	61,995,325	74,143,503	29,317,147	2,817,029

Cost of shares redeemed	(102)	—	—	(11,004,207)	—
Net increase in net assets resulting from capital share transactions	200,055,925	61,995,325	74,143,503	18,312,940	2,817,029
Net Increase in Net Assets	206,452,367	39,996,540	104,735,556	14,331,947	22,012,646
NET ASSETS:

Beginning of period	$100	$315,276,486	$210,540,930	$141,081,870	$119,069,224

End of period	$206,452,467	$355,273,026	$315,276,486	$155,413,817	$141,081,870
Undistributed net investment income included in net assets at end of period	$447,698	$945,301	$696,213	$539,941	$411,974
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	4	6,100,000	4,600,000	2,350,000	2,300,000

Shares created	7,650,000	1,200,000	1,500,000	500,000	50,000

Shares redeemed	(4)	—	—	(200,000)	—
Shares outstanding, end of period	7,650,000	7,300,000	6,100,000	2,650,000	2,350,000
*	Commencement of operations.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	133

Statements of Changes in Net Assets (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

	WisdomTree International SmallCap Dividend Fund		WisdomTree Japan Hedged Capital Goods Fund	WisdomTree Japan Hedged Equity Fund
	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Period April 8, 2014* through March 31, 2015	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$29,220,559	$22,483,302	$31,938	$207,629,618	$196,120,260

Net realized gain on investments, forward foreign currency contracts and foreign currency related transactions	39,724,242	26,658,982	435,751	1,728,402,048	789,092,915

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(130,956,257)	91,458,437	(3,829)	1,094,343,830	(290,739,334)
Net increase (decrease) in net assets resulting from operations	(62,011,456)	140,600,721	463,860	3,030,375,496	694,473,841
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(28,286,347)	(27,535,002)	(17,112)	(207,539,167)	(143,145,142)

Capital gains	—	—	(144,392)	(1,104,073,317)	(153,506,590)
Total dividends and distributions	(28,286,347)	(27,535,002)	(161,504)	(1,311,612,484)	(296,651,732)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	309,891,793	248,798,670	5,180,742	5,763,303,856	8,779,979,328

Cost of shares redeemed	(225,813,659)	—	(2,706,495)	(3,117,040,421)	(3,368,610,295)
Net increase in net assets resulting from capital share transactions	84,078,134	248,798,670	2,474,247	2,646,263,435	5,411,369,033
Net Increase (Decrease) in Net Assets	(6,219,669)	361,864,389	2,776,603	4,365,026,447	5,809,191,142
NET ASSETS:

Beginning of period	$923,997,213	$562,132,824	$100	$11,441,823,734	$5,632,632,592

End of period	$917,777,544	$923,997,213	$2,776,703	$15,806,850,181	$11,441,823,734
Undistributed net investment income included in net assets at end of period	$6,109,280	$4,022,356	$19,455	$111,129,937	$116,301,672
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	14,250,000	10,150,000	4	240,900,000	131,150,000

Shares created	4,800,000	4,100,000	200,000	110,000,000	183,100,000

Shares redeemed	(3,550,000)	—	(100,004)	(63,650,000)	(73,350,000)
Shares outstanding, end of period	15,500,000	14,250,000	100,000	287,250,000	240,900,000
*	Commencement of operations.

See Notes to Financial Statements.

134	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Statements of Changes in Net Assets (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

	WisdomTree Japan Hedged Financials Fund	WisdomTree Japan Hedged Health Care Fund	WisdomTree Japan Hedged Real Estate Fund
	For the Period April 8, 2014* through March 31, 2015	For the Period April 8, 2014* through March 31, 2015	For the Period April 8, 2014* through March 31, 2015
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$103,633	$24,339	$331,326

Net realized gain on investments, forward foreign currency contracts and foreign currency related transactions	995,871	385,027	3,171,447

Net change in unrealized appreciation on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	129,806	283,290	140,509
Net increase in net assets resulting from operations	1,229,310	692,656	3,643,282
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(43,420)	(6,684)	(236,203)

Capital gains	(641,620)	(194,150)	(1,864,720)
Total dividends and distributions	(685,040)	(200,834)	(2,100,923)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	10,088,110	4,026,460	35,926,393

Cost of shares redeemed	(2,745,940)	(1,417,667)	(5,489,435)
Net increase in net assets resulting from capital share transactions	7,342,170	2,608,793	30,436,958
Net Increase in Net Assets	7,886,440	3,100,615	31,979,317
NET ASSETS:

Beginning of period	$100	$100	$100

End of period	$7,886,540	$3,100,715	$31,979,417
Undistributed net investment income included in net assets at end of period	$60,576	$15,669	$191,039
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	4	4	4

Shares created	400,000	150,000	1,350,000

Shares redeemed	(100,004)	(50,004)	(200,004)
Shares outstanding, end of period	300,000	100,000	1,150,000
*	Commencement of operations.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	135

Statements of Changes in Net Assets (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

	WisdomTree Japan Hedged SmallCap Equity Fund		WisdomTree Japan Hedged Tech, Media and Telecom Fund	WisdomTree Japan SmallCap Dividend Fund
	For the Year Ended March 31, 2015	For the Period June 28, 2013* through March 31, 2014	For the Period April 8, 2014* through March 31, 2015	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$1,337,825	$699,060	$38,008	$4,037,659	$3,911,071

Net realized gain on investments, forward foreign currency contracts and foreign currency related transactions	14,309,386	654,623	585,963	5,093,710	3,127,611

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	4,954,193	(389,859)	346,959	14,593,693	2,015,912
Net increase in net assets resulting from operations	20,601,404	963,824	970,930	23,725,062	9,054,594
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(1,189,252)	(102,144)	(7,800)	(4,434,720)	(5,814,634)

Capital gains	(6,902,460)	—	(314,270)	—	—
Total dividends and distributions	(8,091,712)	(102,144)	(322,070)	(4,434,720)	(5,814,634)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	51,771,606	80,715,953	5,131,256	23,851,555	154,225,915

Cost of shares redeemed	(22,132,969)	(5,963,970)	(1,348,470)	(40,597,337)	(66,274,021)
Net increase (decrease) in net assets resulting from capital share transactions	29,638,637	74,751,983	3,782,786	(16,745,782)	87,951,894
Net Increase in Net Assets	42,148,329	75,613,663	4,431,646	2,544,560	91,191,854
NET ASSETS:

Beginning of period	$75,613,763	$100	$100	$284,106,020	$192,914,166

End of period	$117,762,092	$75,613,763	$4,431,746	$286,650,580	$284,106,020
Undistributed net investment income included in net assets at end of period	$843,781	$650,017	$75,567	$2,130,343	$2,322,594
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	2,600,000	4	4	5,650,000	3,950,000

Shares created	1,600,000	2,800,000	200,000	450,000	3,100,000

Shares redeemed	(700,000)	(200,004)	(50,004)	(800,000)	(1,400,000)
Shares outstanding, end of period	3,500,000	2,600,000	150,000	5,300,000	5,650,000
*	Commencement of operations.

See Notes to Financial Statements.

136	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Statements of Changes in Net Assets (concluded)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

	WisdomTree Korea Hedged Equity Fund		WisdomTree United Kingdom Hedged Equity Fund
	For the Year Ended March 31, 2015	For the Period November 7, 2013* through March 31, 2014	For the Year Ended March 31, 2015	For the Period June 28, 2013* through March 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$71,374	$11,352	$825,310	$1,271,954

Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	(277,371)	(141,932)	2,035,518	(1,207,139)

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(164,333)	25,777	(1,860,531)	843,526
Net increase (decrease) in net assets resulting from operations	(370,330)	(104,803)	1,000,297	908,341
DIVIDENDS:

Net investment income	(84,857)	(23,127)	(756,787)	(1,253,723)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	11,774,183	8,279,040	17,699,217	43,463,008

Cost of shares redeemed	—	(91)	(6,125,906)	(26,527,407)
Net increase in net assets resulting from capital share transactions	11,774,183	8,278,949	11,573,311	16,935,601
Net Increase in Net Assets	11,318,996	8,151,019	11,816,821	16,590,219
NET ASSETS:

Beginning of period	$8,151,119	$100	$16,590,319	$100

End of period	$19,470,115	$8,151,119	$28,407,140	$16,590,319
Undistributed net investment income included in net assets at end of period	$3,082	$15,672	$119,088	$35,758
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	350,000	4	650,000	4

Shares created	550,000	350,000	700,000	1,650,000

Shares redeemed	—	(4)	(250,000)	(1,000,004)
Shares outstanding, end of period	900,000	350,000	1,100,000	650,000
*	Commencement of operations.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	137

Financial Highlights

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Australia Dividend Fund	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Period Ended March 28, 2013	For the Year Ended March 31, 2012[1]	For the Year Ended March 31, 2011
Net asset value, beginning of period	$61.26	$64.33	$55.87	$61.64	$57.24
Investment operations:
Net investment income[2]	2.37	2.32	2.60	2.87	2.99
Net realized and unrealized gain (loss)	(7.40)	(2.81)	8.44	(5.48)	4.62
Total from investment operations	(5.03)	(0.49)	11.04	(2.61)	7.61
Dividends to shareholders:
Net investment income	(2.19)	(2.58)	(2.58)	(3.16)	(3.21)
Net asset value, end of period	$54.04	$61.26	$64.33	$55.87	$61.64

TOTAL RETURN[3]	(8.30)%	(0.59)%	20.49%	(3.86)%	14.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$48,638	$55,138	$77,193	$61,456	$80,137
Ratios to average net assets of:
Expenses	0.59%[5]	0.58%[6]	0.58%[6]	0.58%[4,7]	0.58%[4,7]
Net investment income	4.08%	3.86%[6]	4.71%[6]	5.18%[4]	5.42%[4]
Portfolio turnover rate[8]	26%	27%	31%	68%	46%

WisdomTree DEFA Equity Income Fund	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Period Ended March 28, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of period	$47.62	$41.39	$38.64	$43.82	$41.85
Investment operations:
Net investment income[2]	1.94	2.57	1.74	1.90	1.75
Net realized and unrealized gain (loss)	(4.41)	6.14	2.70	(5.17)	2.01
Total from investment operations	(2.47)	8.71	4.44	(3.27)	3.76
Dividends to shareholders:
Net investment income	(1.87)	(2.48)	(1.69)	(1.91)	(1.79)
Net asset value, end of period	$43.28	$47.62	$41.39	$38.64	$43.82

TOTAL RETURN[3]	(5.41)%	21.82%	12.08%	(7.45)%	9.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$337,620	$304,753	$209,010	$175,809	$131,454
Ratios to average net assets[4] of:
Expenses[7]	0.59%[5]	0.58%[6]	0.58%[6]	0.58%	0.58%
Net investment income	4.24%	5.71%[6]	4.58%[6]	4.84%	4.39%
Portfolio turnover rate[8]	20%	26%	31%	32%	34%
[1]

The information reflects the investment objective and strategy of the WisdomTree Pacific ex-Japan Equity Income Fund through June 19, 2011 and the investment objective and strategy of the WisdomTree Australia Dividend Fund thereafter.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment adviser waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[5]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.58%.

[6]	Annualized.

[7]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[8]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

See Notes to Financial Statements.

138	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Financial Highlights (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree DEFA Fund	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Period Ended March 28, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of period	$54.47	$47.77	$44.53	$49.51	$46.13
Investment operations:
Net investment income[1]	1.92	2.27	1.63	1.90	1.58
Net realized and unrealized gain (loss)	(2.86)	6.72	3.22	(4.99)	3.39
Total from investment operations	(0.94)	8.99	4.85	(3.09)	4.97
Dividends to shareholders:
Net investment income	(1.86)	(2.29)	(1.61)	(1.89)	(1.59)
Net asset value, end of period	$51.67	$54.47	$47.77	$44.53	$49.51

TOTAL RETURN[2]	(1.83)%	19.43%	11.42%	(6.18)%	11.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$645,832	$569,188	$458,607	$385,202	$457,997
Ratios to average net assets[3] of:
Expenses[4]	0.49%[5]	0.48%[6]	0.48%[6]	0.48%	0.48%
Net investment income	3.63%	4.41%[6]	3.75%[6]	4.22%	3.50%
Portfolio turnover rate[7]	19%	21%	20%	27%	30%

WisdomTree Europe Dividend Growth Fund	For the Period May 7, 2014* through March 31, 2015
Net asset value, beginning of period	$25.10
Investment operations:
Net investment income[1]	0.37
Net realized and unrealized loss	(1.96)
Total from investment operations	(1.59)
Dividends to shareholders:
Net investment income	(0.33)
Net asset value, end of period	$23.18

TOTAL RETURN[2]	(6.35)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$11,591
Ratios to average net assets of:
Expenses	0.58%[6]
Net investment income	1.75%[6]
Portfolio turnover rate[7]	21%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment adviser waived advisory fees for the WisdomTree DEFA Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.48%.

[6]	Annualized.

[7]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	139

Financial Highlights (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Europe Hedged Equity Fund	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Period Ended March 28, 2013[1]	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of period	$56.40	$49.86	$43.93	$47.61	$47.72
Investment operations:
Net investment income[2]	1.14	1.31	0.89	1.73	1.43
Net realized and unrealized gain (loss)	11.83	6.35	5.96	(3.84)	(0.02)
Total from investment operations	12.97	7.66	6.85	(2.11)	1.41
Dividends and distributions to shareholders:
Net investment income	(1.19)	(1.12)	(0.92)	(1.57)	(1.52)
Capital gains	(2.02)	—	—	—	—
Total dividends and distributions to shareholders	(3.21)	(1.12)	(0.92)	(1.57)	(1.52)
Net asset value, end of period	$66.16	$56.40	$49.86	$43.93	$47.61

TOTAL RETURN[3]	24.02%	15.73%	16.06%	(4.41)%	3.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$17,544,485	$1,060,319	$164,527	$21,963	$21,425
Ratios to average net assets of:
Expenses, net of expense waivers	0.59%[5]	0.58%[6]	0.58%[4,6]	0.58%[4]	0.58%[4]
Expenses, prior to expense waivers	0.59%[5]	0.58%[6]	0.73%[4,6]	1.25%[4]	1.65%[4]
Net investment income	1.91%	2.43%[6]	2.01%[4,6]	3.99%[4]	3.11%[4]
Portfolio turnover rate[7]	12%	28%	43%	42%	38%

WisdomTree Europe Hedged SmallCap Equity Fund	For the Period March 4, 2015* through March 31, 2015
Net asset value, beginning of period	$24.87
Investment operations:
Net investment income[2]	0.13
Net realized and unrealized gain	0.94
Total from investment operations	1.07
Net asset value, end of period	$25.94

TOTAL RETURN[3]	4.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$125,829
Ratios to average net assets of:
Expenses	0.58%[6]
Net investment income	6.87%[6]
Portfolio turnover rate[7]	1%
*	Commencement of operations.

[1]

The information reflects the investment objective and strategy of the WisdomTree International Hedged Equity Fund through August 29, 2012 and the investment objective and strategy of the WisdomTree Europe Hedged Equity Fund thereafter.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower for the WisdomTree Europe Hedged Equity Fund if certain expenses had not been reimbursed/waived by the investment adviser (Notes 2 and 3).

[4]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[5]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio (net of expense waivers) would have been 0.58% and the expense ratio (prior to expense waivers) would have been 0.58%.

[6]	Annualized.

[7]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

See Notes to Financial Statements.

140	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Financial Highlights (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Europe SmallCap Dividend Fund	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Period Ended March 28, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of period	$62.23	$41.98	$38.22	$44.44	$37.62
Investment operations:
Net investment income[1]	1.94	0.73	1.32	1.44	1.09
Net realized and unrealized gain (loss)	(7.03)	20.90	3.82	(5.74)	6.85
Total from investment operations	(5.09)	21.63	5.14	(4.30)	7.94
Dividends to shareholders:
Net investment income	(1.51)	(1.38)	(1.38)	(1.92)	(1.12)
Net asset value, end of period	$55.63	$62.23	$41.98	$38.22	$44.44

TOTAL RETURN[2]	(8.26)%	53.06%	14.33%	(9.80)%	21.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$853,874	$1,446,871	$60,874	$28,668	$28,889
Ratios to average net assets[3] of:
Expenses	0.59%[4,5]	0.58%[6]	0.58%[6]	0.58%[5]	0.58%[5]
Net investment income	3.40%	1.29%[6]	3.52%[6]	3.79%	2.81%
Portfolio turnover rate[7]	42%	24%	48%	58%	60%

WisdomTree Germany Hedged Equity Fund	For the Year Ended March 31, 2015	For the Period October 17, 2013* through March 31, 2014
Net asset value, beginning of period	$26.98	$25.01
Investment operations:
Net investment income (loss)[1]	0.16	(0.00)[8]
Net realized and unrealized gain	5.90	1.97
Total from investment operations	6.06	1.97
Dividends and distributions to shareholders:
Net investment income	(0.41)	—
Capital gains	(1.25)	—
Total dividends and distributions to shareholders	(1.66)	—
Net asset value, end of period	$31.38	$26.98

TOTAL RETURN[2]	23.70%	7.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$291,816	$9,443
Ratios to average net assets of:
Expenses	0.49%[9]	0.48%[6]
Net investment income (loss)	0.55%	(0.00)%[6,10]
Portfolio turnover rate[7]	11%	4%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment adviser waived advisory fees for the WisdomTree Europe SmallCap Dividend Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.58%.

[5]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[6]	Annualized.

[7]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

[8]	Amount represents less than $0.005.

[9]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.48%.

[10]	Amount represents less than 0.005%.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	141

Financial Highlights (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree International Dividend ex-Financials Fund	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Period Ended March 28, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of period	$49.23	$42.13	$41.64	$46.85	$42.69
Investment operations:
Net investment income[1]	2.00	2.06	1.82	1.74	1.83
Net realized and unrealized gain (loss)	(5.53)	7.11	0.45	(5.11)	4.21
Total from investment operations	(3.53)	9.17	2.27	(3.37)	6.04
Dividends to shareholders:
Net investment income	(1.91)	(2.07)	(1.78)	(1.84)	(1.88)
Net asset value, end of period	$43.79	$49.23	$42.13	$41.64	$46.85

TOTAL RETURN[2]	(7.41)%	22.58%	5.98%	(7.24)%	14.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$324,083	$349,545	$349,681	$355,992	$149,929
Ratios to average net assets[3] of:
Expenses[4]	0.59%[5]	0.58%[6]	0.58%[6]	0.58%	0.58%
Net investment income	4.23%	4.54%[6]	4.58%[6]	4.20%	4.30%
Portfolio turnover rate[7]	44%	36%	50%	28%	52%

WisdomTree International Hedged Dividend Growth Fund	For the Period May 7, 2014* through March 31, 2015
Net asset value, beginning of period	$24.90
Investment operations:
Net investment income[1]	0.90
Net realized and unrealized gain	2.18
Total from investment operations	3.08
Dividends and distributions to shareholders:
Net investment income	(0.23)
Capital gains	(0.76)
Total dividends and distributions to shareholders	(0.99)
Net asset value, end of period	$26.99

TOTAL RETURN[2]	12.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$206,452
Ratios to average net assets of:
Expenses	0.58%[6]
Net investment income	3.89%[6]
Portfolio turnover rate[7]	14%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment adviser waived advisory fees for the WisdomTree International Dividend ex-Financials Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.58%.

[6]	Annualized.

[7]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

See Notes to Financial Statements.

142	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Financial Highlights (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree International LargeCap Dividend Fund	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Period Ended March 28, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of period	$51.68	$45.77	$42.89	$47.68	$45.34
Investment operations:
Net investment income[1]	1.88	2.35	1.59	1.86	1.56
Net realized and unrealized gain (loss)	(3.09)	5.79	2.84	(4.75)	2.37
Total from investment operations	(1.21)	8.14	4.43	(2.89)	3.93
Dividends to shareholders:
Net investment income	(1.80)	(2.23)	(1.55)	(1.90)	(1.59)
Net asset value, end of period	$48.67	$51.68	$45.77	$42.89	$47.68

TOTAL RETURN[2]	(2.47)%	18.35%	10.80%	(6.02)%	9.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$355,273	$315,276	$210,541	$167,253	$164,489
Ratios to average net assets[3] of:
Expenses[4]	0.49%[5]	0.48%[6]	0.48%[6]	0.48%	0.48%
Net investment income	3.72%	4.77%[6]	3.77%[6]	4.34%	3.56%
Portfolio turnover rate[7]	12%	15%	19%	23%	22%

WisdomTree International MidCap Dividend Fund	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Period Ended March 28, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of period	$60.03	$51.77	$48.10	$53.80	$48.69
Investment operations:
Net investment income[1]	1.81	1.83	1.51	1.79	1.53
Net realized and unrealized gain (loss)	(1.45)	8.31	3.68	(5.69)	5.19
Total from investment operations	0.36	10.14	5.19	(3.90)	6.72
Dividends to shareholders:
Net investment income	(1.74)	(1.88)	(1.52)	(1.80)	(1.61)
Net asset value, end of period	$58.65	$60.03	$51.77	$48.10	$53.80

TOTAL RETURN[2]	0.57%	20.22%	11.32%	(7.21)%	14.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$155,414	$141,082	$119,069	$105,823	$156,006
Ratios to average net assets[3] of:
Expenses[4]	0.59%[5]	0.58%[6]	0.58%[6]	0.58%	0.58%
Net investment income	3.09%	3.27%[6]	3.23%[6]	3.69%	3.14%
Portfolio turnover rate[7]	29%	22%	38%	47%	40%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment adviser waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.48% and 0.58% for WisdomTree International LargeCap Dividend Fund and WisdomTree International MidCap Dividend Fund, respectively.

[6]	Annualized.

[7]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	143

Financial Highlights (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree International SmallCap Dividend Fund	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Period Ended March 28, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of period	$64.84	$55.38	$49.33	$53.15	$46.98
Investment operations:
Net investment income[1]	1.91	1.91	1.82	1.77	1.43
Net realized and unrealized gain (loss)	(5.67)	9.97	6.09	(3.66)	6.14
Total from investment operations	(3.76)	11.88	7.91	(1.89)	7.57
Dividends to shareholders:
Net investment income	(1.87)	(2.42)	(1.86)	(1.93)	(1.40)
Net asset value, end of period	$59.21	$64.84	$55.38	$49.33	$53.15

TOTAL RETURN[2]	(5.87)%	22.26%	16.78%	(3.41)%	16.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$917,778	$923,997	$562,133	$424,264	$475,703
Ratios to average net assets[3] of:
Expenses[4]	0.59%[5]	0.58%[6]	0.58%[6]	0.58%	0.58%
Net investment income	3.16%	3.20%[6]	3.76%[6]	3.65%	2.99%
Portfolio turnover rate[7]	25%	42%	56%	52%	55%

WisdomTree Japan Hedged Capital Goods Fund	For the Period April 8, 2014* through March 31, 2015
Net asset value, beginning of period	$24.11
Investment operations:
Net investment income[1]	0.38
Net realized and unrealized gain	6.51
Total from investment operations	6.89
Dividends and distributions to shareholders:
Net investment income	(0.34)
Capital gains	(2.89)
Total dividends and distributions to shareholders	(3.23)
Net asset value, end of period	$27.77

TOTAL RETURN[2]	29.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,777
Ratios to average net assets of:
Expenses, net of expense waivers	0.43%[6]
Expenses, prior to expense waivers	0.48%[6]
Net investment income	1.47%[6]
Portfolio turnover rate[7]	35%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment adviser waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.58%.

[6]	Annualized.

[7]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

See Notes to Financial Statements.

144	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Financial Highlights (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Japan Hedged Equity Fund	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Period Ended March 28, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of period	$47.50	$42.95	$36.66	$36.94	$42.12
Investment operations:
Net investment income[1]	0.91	0.88	1.54	0.81	1.79
Net realized and unrealized gain (loss)	12.34	4.91	5.30	(0.34)	(6.52)
Total from investment operations	13.25	5.79	6.84	0.47	(4.73)
Dividends and distributions to shareholders:
Net investment income	(0.94)	(0.62)	(0.55)	(0.75)	(0.45)
Capital gains	(4.78)	(0.62)	—	—	—
Total dividends and distributions to shareholders	(5.72)	(1.24)	(0.55)	(0.75)	(0.45)
Net asset value, end of period	$55.03	$47.50	$42.95	$36.66	$36.94

TOTAL RETURN[2]	29.30%	13.48%	19.12%	1.46%	(11.25)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$15,806,850	$11,441,824	$5,632,633	$606,707	$494,981
Ratios to average net assets of:
Expenses	0.49%[4]	0.48%[5]	0.48%[5]	0.48%	0.48%[3,6]
Net investment income	1.81%	1.84%[5]	4.22%[5]	2.41%	5.40%[3]
Portfolio turnover rate[7]	31%	24%	36%	41%	28%

WisdomTree Japan Hedged Financials Fund	For the Period April 8, 2014* through March 31, 2015
Net asset value, beginning of period	$23.83
Investment operations:
Net investment income[1]	0.45
Net realized and unrealized gain	5.44
Total from investment operations	5.89
Dividends and distributions to shareholders:
Net investment income	(0.22)
Capital gains	(3.21)
Total dividends and distributions to shareholders	(3.43)
Net asset value, end of period	$26.29

TOTAL RETURN[2]	25.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,887
Ratios to average net assets of:
Expenses, net of expense waivers	0.43%[5]
Expenses, prior to expense waivers	0.48%[5]
Net investment income	1.80%[5]
Portfolio turnover rate[7]	29%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment adviser waived advisory fees for the WisdomTree Japan Hedged Financials Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.48%.

[5]	Annualized.

[6]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[7]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	145

Financial Highlights (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Japan Hedged Health Care Fund	For the Period April 8, 2014* through March 31, 2015
Net asset value, beginning of period	$24.20
Investment operations:
Net investment income[1]	0.32
Net realized and unrealized gain	10.50
Total from investment operations	10.82
Dividends and distributions to shareholders:
Net investment income	(0.13)
Capital gains	(3.88)
Total dividends and distributions to shareholders	(4.01)
Net asset value, end of period	$31.01

TOTAL RETURN[2]	48.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,101
Ratios to average net assets of:
Expenses, net of expense waivers	0.43%[3]
Expenses, prior to expense waivers	0.48%[3]
Net investment income	1.24%[3]
Portfolio turnover rate[4]	29%

WisdomTree Japan Hedged Real Estate Fund	For the Period April 8, 2014* through March 31, 2015
Net asset value, beginning of period	$24.32
Investment operations:
Net investment income[1]	0.42
Net realized and unrealized gain	4.98
Total from investment operations	5.40
Dividends and distributions to shareholders:
Net investment income	(0.21)
Capital gains	(1.70)
Total dividends and distributions to shareholders	(1.91)
Net asset value, end of period	$27.81

TOTAL RETURN[2]	22.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$31,979
Ratios to average net assets of:
Expenses, net of expense waivers	0.43%[3]
Expenses, prior to expense waivers	0.48%[3]
Net investment income	1.59%[3]
Portfolio turnover rate[4]	20%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment adviser waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

See Notes to Financial Statements.

146	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Financial Highlights (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Japan Hedged SmallCap Equity Fund	For the Year Ended March 31, 2015	For the Period June 28, 2013* through March 31, 2014
Net asset value, beginning of period	$29.08	$26.17
Investment operations:
Net investment income[1]	0.47	0.59
Net realized and unrealized gain	6.74	2.38
Total from investment operations	7.21	2.97
Dividends and distributions to shareholders:
Net investment income	(0.41)	(0.06)
Capital gains	(2.23)	—
Total dividends and distributions to shareholders	(2.64)	(0.06)
Net asset value, end of period	$33.65	$29.08

TOTAL RETURN[2]	25.86%	11.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$117,762	$75,614
Ratios to average net assets of:
Expenses	0.59%[3]	0.58%[4]
Net investment income	1.52%	2.75%[4]
Portfolio turnover rate[5]	41%	19%

WisdomTree Japan Hedged Tech, Media and Telecom Fund	For the Period April 8, 2014* through March 31, 2015
Net asset value, beginning of period	$24.02
Investment operations:
Net investment income[1]	0.31
Net realized and unrealized gain	7.36
Total from investment operations	7.67
Dividends and distributions to shareholders:
Net investment income	(0.05)
Capital gains	(2.10)
Total dividends and distributions to shareholders	(2.15)
Net asset value, end of period	$29.54

TOTAL RETURN[2]	32.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,432
Ratios to average net assets of:
Expenses, net of expense waivers	0.43%[4]
Expenses, prior to expense waivers	0.48%[4]
Net investment income	1.18%[4]
Portfolio turnover rate[5]	28%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment adviser waived advisory fees for the WisdomTree Japan Hedged Tech, Media and Telecom Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.58%.

[4]	Annualized.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	147

Financial Highlights (continued)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Japan SmallCap Dividend Fund	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Period Ended March 28, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of period	$50.28	$48.84	$45.45	$43.25	$41.54
Investment operations:
Net investment income[1]	0.71	0.72	0.78	0.68	0.99
Net realized and unrealized gain	3.89	1.84	3.58	2.42	1.47
Total from investment operations	4.60	2.56	4.36	3.10	2.46
Dividends to shareholders:
Net investment income	(0.79)	(1.12)	(0.97)	(0.90)	(0.75)
Net asset value, end of period	$54.09	$50.28	$48.84	$45.45	$43.25

TOTAL RETURN[2]	9.26%	5.41%	9.97%	7.36%	6.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$286,651	$284,106	$192,914	$193,172	$235,685
Ratios to average net assets[3] of:
Expenses[4]	0.59%[5]	0.58%[6]	0.58%[6]	0.58%	0.58%
Net investment income	1.40%	1.44%[6]	1.84%[6]	1.58%	2.51%
Portfolio turnover rate[7]	36%	21%	41%	36%	39%

WisdomTree Korea Hedged Equity Fund	For the Year Ended March 31, 2015	For the Period November 7, 2013* through March 31, 2014
Net asset value, beginning of period	$23.29	$25.01
Investment operations:
Net investment income[1]	0.15	0.06
Net realized and unrealized loss	(1.64)	(1.55)
Total from investment operations	(1.49)	(1.49)
Dividends to shareholders:
Net investment income	(0.17)	(0.23)
Net asset value, end of period	$21.63	$23.29

TOTAL RETURN[2]	(6.41)%	(5.97)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$19,470	$8,151
Ratios to average net assets of:
Expenses	0.59%[5]	0.58%[6]
Net investment income	0.70%	0.64%[6]
Portfolio turnover rate[7]	84%	37%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment adviser waived advisory fees for the WisdomTree Japan SmallCap Dividend Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.58%.

[6]	Annualized.

[7]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

See Notes to Financial Statements.

148	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Financial Highlights (concluded)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree United Kingdom Hedged Equity Fund	For the Year Ended March 31, 2015	For the Period June 28, 2013* through March 31, 2014
Net asset value, beginning of period	$25.52	$24.99
Investment operations:
Net investment income[1]	0.97	1.40
Net realized and unrealized gain	0.23	0.91
Total from investment operations	1.20	2.31
Dividends to shareholders:
Net investment income	(0.90)	(1.78)
Net asset value, end of period	$25.82	$25.52

TOTAL RETURN[2]	4.71%	9.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$28,407	$16,590
Ratios to average net assets of:
Expenses	0.49%[3]	0.48%[4]
Net investment income	3.75%	6.98%[4]
Portfolio turnover rate[5]	20%	12%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.48%.
[4]	Annualized.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

See Notes to Financial Statements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	149

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005. As of March 31, 2015, the Trust offered 70 investment funds (each a “Fund”, collectively, the “Funds”). In accordance with Accounting Standards Update 2013-08, Financial Services-Investment Companies, each Fund qualifies as an investment company and is applying the accounting and reporting guidance for investment companies. These notes relate only to the Funds listed in the table below:

Fund	Commencement of Operations
WisdomTree Australia Dividend Fund (“Australia Dividend Fund”)	June 16, 2006
WisdomTree DEFA Equity Income Fund (“DEFA Equity Income Fund”)	June 16, 2006
WisdomTree DEFA Fund (“DEFA Fund”)	June 16, 2006
WisdomTree Europe Dividend Growth Fund (“Europe Dividend Growth Fund”)	May 7, 2014
WisdomTree Europe Hedged Equity Fund (“Europe Hedged Equity Fund”)	December 31, 2009
WisdomTree Europe Hedged SmallCap Equity Fund (“Europe Hedged SmallCap Equity Fund”)	March 4, 2015
WisdomTree Europe SmallCap Dividend Fund (“Europe SmallCap Dividend Fund”)	June 16, 2006
WisdomTree Germany Hedged Equity Fund (“Germany Hedged Equity Fund”)	October 17, 2013
WisdomTree International Dividend ex-Financials Fund (“International Dividend ex-Financials Fund”)	June 16, 2006
WisdomTree International Hedged Dividend Growth Fund (“International Hedged Dividend Growth Fund”)	May 7, 2014
WisdomTree International LargeCap Dividend Fund (“International LargeCap Dividend Fund”)	June 16, 2006
WisdomTree International MidCap Dividend Fund (“International MidCap Dividend Fund”)	June 16, 2006
WisdomTree International SmallCap Dividend Fund (“International SmallCap Dividend Fund”)	June 16, 2006
WisdomTree Japan Hedged Capital Goods Fund (“Japan Hedged Capital Goods Fund”)	April 8, 2014
WisdomTree Japan Hedged Equity Fund (“Japan Hedged Equity Fund”)	June 16, 2006
WisdomTree Japan Hedged Financials Fund (“Japan Hedged Financials Fund”)	April 8, 2014
WisdomTree Japan Hedged Health Care Fund (“Japan Hedged Health Care Fund”)	April 8, 2014
WisdomTree Japan Hedged Real Estate Fund (“Japan Hedged Real Estate Fund”)	April 8, 2014
WisdomTree Japan Hedged SmallCap Equity Fund (“Japan Hedged SmallCap Equity Fund”)	June 28, 2013
WisdomTree Japan Hedged Tech, Media and Telecom Fund (“Japan Hedged Tech, Media and Telecom Fund”)	April 8, 2014
WisdomTree Japan SmallCap Dividend Fund (“Japan SmallCap Dividend Fund”)	June 16, 2006
WisdomTree Korea Hedged Equity Fund (“Korea Hedged Equity Fund”)	November 7, 2013
WisdomTree United Kingdom Hedged Equity Fund (“United Kingdom Hedged Equity Fund”)	June 28, 2013

Each Fund seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree Investments, Inc. (“WisdomTree Investments”). WisdomTree Investments is the parent company of WisdomTree Asset Management, Inc. (‘‘WTAM’’), the investment adviser to each Fund and the Trust. “WisdomTree” is a registered mark of WisdomTree Investments and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

150	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. New York time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions or large investors may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees. Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Short-term debt securities with remaining maturities of 60 days or less generally are valued at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. Each Fund may invest in money market funds which are valued at their NAV per share and affiliated ETFs which are valued at their last sale or official closing price on the exchange on which they are principally traded. Forward foreign currency contracts are valued daily using WM/Reuters closing spot and forward rates as of 4:00 p.m. London time, except for the Korea Hedged Equity Fund, which values forward foreign currency contracts daily using Tullet Prebon closing spot and forward rates as of 2:00 p.m. Singapore time.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees of the Trust has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WTAM and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from a national securities exchange, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events”. An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV calculation time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates,

prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	151

Notes to Financial Statements (continued)

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, book values, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Pricing Committee meets at least on a monthly basis to review and discuss the appropriateness of such fair values using more current information such as, recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events. Also, when observable inputs become available, the Pricing Committee conducts back testing of the methodologies used to value Level 3 financial instruments to substantiate the unobservable inputs used to value those investments. Such back testing includes comparing Level 3 investment values to observable inputs such as exchange-traded prices, transaction prices, and/or vendor prices.

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing each Fund’s assets:

Australia Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$48,334,338	$—	$—
Investment of Cash Collateral for Securities Loaned	—	8,277,443	—
Total	$48,334,338	$8,277,443	$—

DEFA Equity Income Fund	Level 1	Level 2	Level 3
Common Stocks*	$335,185,610	$—	$—
Rights	73,552	—	—
Exchange-Traded Fund	409,180	—	—
Investment of Cash Collateral for Securities Loaned	—	30,542,908	—
Total	$335,668,342	$30,542,908	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	4,776	—
Total - Net	$335,668,342	$30,547,684	$—

152	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

DEFA Fund	Level 1	Level 2	Level 3
Common Stocks*	$639,196,326	$—	$—
Rights	86,577	—	—
Exchange-Traded Fund	1,935,496	—	—
Investment of Cash Collateral for Securities Loaned	—	54,527,660	—
Total	$641,218,399	$54,527,660	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	8,895	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(76)	—
Total - Net	$641,218,399	$54,536,479	$—

Europe Dividend Growth Fund	Level 1	Level 2	Level 3
Common Stocks*	$11,557,303	$—	$—
Investment of Cash Collateral for Securities Loaned	—	108,251	—
Total	$11,557,303	$108,251	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	5	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(3)	—
Total - Net	$11,557,303	$108,253	$—

Europe Hedged Equity Fund	Level 1	Level 2	Level 3
Common Stocks*	$17,364,600,774	$—	$—
Preferred Stock	8,297,443	—	—
Rights	19,839,339	—	—
Investment of Cash Collateral for Securities Loaned	—	858,250,696	—
Total	$17,392,737,556	$858,250,696	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	588,401,414	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(31,157,980)	—
Total - Net	$17,392,737,556	$1,415,494,130	$—

Europe Hedged SmallCap Equity Fund	Level 1	Level 2	Level 3
Common Stocks*	$124,711,034	$—	$—
Preferred Stock	286,815	—	—
Investment of Cash Collateral for Securities Loaned	—	1,436,405	—
Total	$124,997,849	$1,436,405	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	1,149,816	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(597,726)	—
Total - Net	$124,997,849	$1,988,495	$—

Europe SmallCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks
Spain	$16,735,793	$—	$0	**
Other*	829,511,965	—	—
Exchange-Traded Fund	940,186	—	—
Investment of Cash Collateral for Securities Loaned	—	90,144,093	—
Total	$847,187,944	$90,144,093	$0	**
Unrealized Appreciation on Forward Foreign Currency Contracts	—	8,290	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(8,384)	—
Total - Net	$847,187,944	$90,143,999	$0	**

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	153

Notes to Financial Statements (continued)

Germany Hedged Equity Fund	Level 1	Level 2	Level 3
Common Stocks*	$290,587,426	$—	$—
Investment of Cash Collateral for Securities Loaned	—	5,574,643	—
Total	$290,587,426	$5,574,643	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	4,996,866	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(1,437,692)	—
Total - Net	$290,587,426	$9,133,817	$—

International Dividend ex-Financials Fund	Level 1	Level 2	Level 3
Common Stocks*	$322,089,787	$—	$—
Rights	56,903	—	—
Exchange-Traded Fund	217,173	—	—
Investment of Cash Collateral for Securities Loaned	—	12,392,192	—
Total	$322,363,863	$12,392,192	$—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(125)	—
Total - Net	$322,363,863	$12,392,067	$—

International Hedged Dividend Growth Fund	Level 1	Level 2	Level 3
Common Stocks*	$204,472,363	$—	$—
Investment of Cash Collateral for Securities Loaned	—	5,100,775	—
Total	$204,472,363	$5,100,775	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	4,441,151	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(398,044)	—
Total - Net	$204,472,363	$9,143,882	$—

International LargeCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$352,995,262	$—	$—
Rights	49,703	—	—
Exchange-Traded Fund	531,164	—	—
Investment of Cash Collateral for Securities Loaned	—	22,382,638	—
Total	$353,576,129	$22,382,638	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	17	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(846)	—
Total - Net	$353,576,129	$22,381,809	$—

International MidCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$153,805,754	$—	$—
Exchange-Traded Funds	572,114	—	—
Investment of Cash Collateral for Securities Loaned	—	25,308,980	—
Total	$154,377,868	$25,308,980	$—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(33)	—
Total - Net	$154,377,868	$25,308,947	$—

154	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

International SmallCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks
Australia	$147,003,780	$972,986	$—
Spain	5,020,451	—	0	**
Other*	749,989,145	—	—
Exchange-Traded Funds	6,665,956	—	—
Investment of Cash Collateral for Securities Loaned	—	161,117,220	—
Total	$908,679,332	$162,090,206	$0	**
Unrealized Appreciation on Forward Foreign Currency Contracts	—	8,573	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(514)	—
Total - Net	$908,679,332	$162,098,265	$0	**

Japan Hedged Capital Goods Fund	Level 1	Level 2	Level 3
Common Stocks*	$2,749,193	$—	$—
Investment of Cash Collateral for Securities Loaned	—	631,865	—
Total	$2,749,193	$631,865	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	6,925	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(214)	—
Total - Net	$2,749,193	$638,576	$—

Japan Hedged Equity Fund	Level 1	Level 2	Level 3
Common Stocks
Electronic Equipment, Instruments & Components	$940,218,108	$3,851,557	$—
Other*	14,691,781,060	—	—
Investment of Cash Collateral for Securities Loaned	—	1,832,292,482	—
Total	$15,631,999,168	$1,836,144,039	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	53,243,359	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(14,680,041)	—
Total - Net	$15,631,999,168	$1,874,707,357	$—

Japan Hedged Financials Fund	Level 1	Level 2	Level 3
Common Stocks*	$7,825,675	$—	$—
Investment of Cash Collateral for Securities Loaned	—	1,418,569	—
Total	$7,825,675	$1,418,569	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	18,873	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(14,541)	—
Total - Net	$7,825,675	$1,422,901	$—

Japan Hedged Health Care Fund	Level 1	Level 2	Level 3
Common Stocks*	$3,077,446	$—	$—
Investment of Cash Collateral for Securities Loaned	—	811,790	—
Total	$3,077,446	$811,790	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	5,222	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(4,079)	—
Total - Net	$3,077,446	$812,933	$—

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	155

Notes to Financial Statements (continued)

Japan Hedged Real Estate Fund	Level 1	Level 2	Level 3
Common Stocks*	$31,737,248	$—	$—
Investment of Cash Collateral for Securities Loaned	—	8,079,140	—
Total	$31,737,248	$8,079,140	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	129,292	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(2,474)	—
Total - Net	$31,737,248	$8,205,958	$—

Japan Hedged SmallCap Equity Fund	Level 1	Level 2	Level 3
Common Stocks
Electronic Equipment, Instruments & Components	$4,669,260	$114,972	$—
Other*	111,773,851	—	—
Investment of Cash Collateral for Securities Loaned	—	21,229,844	—
Total	$116,443,111	$21,344,816	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	485,111	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(8,624)	—
Total - Net	$116,443,111	$21,821,303	$—

Japan Hedged Tech, Media and Telecom Fund	Level 1	Level 2	Level 3
Common Stocks*	$4,395,899	$—	$—
Investment of Cash Collateral for Securities Loaned	—	1,044,602	—
Total	$4,395,899	$1,044,602	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	15,151	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(338)	—
Total - Net	$4,395,899	$1,059,415	$—

Japan SmallCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks
Electronic Equipment, Instruments & Components	$12,220,078	$351,303	$—
Other*	270,755,556	—	—
Exchange-Traded Fund	258,844	—	—
Investment of Cash Collateral for Securities Loaned	—	57,713,072	—
Total	$283,234,478	$58,064,375	$—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(312)	—
Total - Net	$283,234,478	$58,064,063	$—

Korea Hedged Equity Fund	Level 1	Level 2	Level 3
Common Stocks*	$19,301,225	$—	$—
Total	$19,301,225	$—	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	136,143	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(18,185)	—
Total - Net	$19,301,225	$117,958	$—

156	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

United Kingdom Hedged Equity Fund	Level 1	Level 2	Level 3
Common Stocks*	$28,127,234	$—	$—
Investment of Cash Collateral for Securities Loaned	—	44,109	—
Total	$28,127,234	$44,109	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	1,021,904	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(5,901)	—
Total - Net	$28,127,234	$1,060,112	$—
*	Please refer to Schedule of Investments for a breakdown by industry type or country.

**	Security is being fair valued by the Pricing Committee. The aggregate value of fair valued securities is $0.

The following is a summary of transfers between fair value measurement levels that occurred during fiscal year ended March 31, 2015. The Funds have elected to use the beginning of period method for transfers between fair value measurement levels.

Fund	Transfers from Level 1 to Level 2[1]
International SmallCap Dividend Fund	$665,158
Japan Hedged Equity Fund	$3,577,540
Japan Hedged SmallCap Equity Fund	$88,994
Japan SmallCap Dividend Fund	$347,075
[1]	Transfers from Level 1 to Level 2 are as a result of the unavailability of a quoted price in an active market for identical investments as of March 31, 2015.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically forward foreign currency contracts during the fiscal year or period ended March 31, 2015 which are detailed in the tables herein. The Funds’ derivative agreements contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Funds’ NAV over a specified time period. If an event occurred at March 31, 2015 that triggered a contingent feature, the counterparty to the agreement may require the Funds to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund, as disclosed on pages 179 and 180. At March 31, 2015, the Funds did not receive or post collateral with any counterparty for derivatives and no event occurred that triggered a credit-risk-related contingent feature.

The Funds listed below have invested in derivatives, specifically forward foreign currency contracts for the fiscal year or period ended March 31, 2015, which are detailed in the tables herein. All of the derivative instruments disclosed and described herein are subject to risk. Risks may arise upon entering into forward foreign currency contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

As of March 31, 2015, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

	Asset Derivatives		Liability Derivatives
Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
DEFA Equity Income Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$4,776	Unrealized depreciation on forward foreign currency contracts	$—
DEFA Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	8,895	Unrealized depreciation on forward foreign currency contracts	76
Europe Dividend Growth Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	5	Unrealized depreciation on forward foreign currency contracts	3
Europe Hedged Equity Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	588,401,414	Unrealized depreciation on forward foreign currency contracts	31,157,980
Europe Hedged SmallCap Equity Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,149,816	Unrealized depreciation on forward foreign currency contracts	597,726

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	157

Notes to Financial Statements (continued)

	Asset Derivatives		Liability Derivatives
Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
Europe SmallCap Dividend Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$8,290	Unrealized depreciation on forward foreign currency contracts	$8,384
Germany Hedged Equity Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	4,996,866	Unrealized depreciation on forward foreign currency contracts	1,437,692
International Dividend ex-Financials Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	125
International Hedged Dividend Growth Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	4,441,151	Unrealized depreciation on forward foreign currency contracts	398,044
International LargeCap Dividend Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	17	Unrealized depreciation on forward foreign currency contracts	846
International MidCap Dividend Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	33
International SmallCap Dividend Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	8,573	Unrealized depreciation on forward foreign currency contracts	514
Japan Hedged Capital Goods Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	6,925	Unrealized depreciation on forward foreign currency contracts	214
Japan Hedged Equity Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	53,243,359	Unrealized depreciation on forward foreign currency contracts	14,680,041
Japan Hedged Financials Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	18,873	Unrealized depreciation on forward foreign currency contracts	14,541
Japan Hedged Health Care Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	5,222	Unrealized depreciation on forward foreign currency contracts	4,079
Japan Hedged Real Estate Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	129,292	Unrealized depreciation on forward foreign currency contracts	2,474
Japan Hedged SmallCap Equity Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	485,111	Unrealized depreciation on forward foreign currency contracts	8,624
Japan Hedged Tech, Media and Telecom Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	15,151	Unrealized depreciation on forward foreign currency contracts	338
Japan SmallCap Dividend Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	312
Korea Hedged Equity Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	136,143	Unrealized depreciation on forward foreign currency contracts	18,185
United Kingdom Hedged Equity Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,021,904	Unrealized depreciation on forward foreign currency contracts	5,901

158	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

For the fiscal year or period ended March 31, 2015, the effect of derivative instruments on each Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Australia Dividend Fund
Foreign exchange contracts	$(66)	$—
DEFA Equity Income Fund
Foreign exchange contracts	(18,351)	4,776
DEFA Fund
Foreign exchange contracts	(64,534)	8,819
Europe Dividend Growth Fund[3]
Foreign exchange contracts	(570)	2
Europe Hedged Equity Fund
Foreign exchange contracts	906,549,352	555,236,661
Europe Hedged SmallCap Equity Fund[4]
Foreign exchange contracts	285	552,090
Europe SmallCap Dividend Fund
Foreign exchange contracts	(143,572)	8,330
Germany Hedged Equity Fund
Foreign exchange contracts	4,240,238	3,539,471
International Dividend ex-Financials Fund
Foreign exchange contracts	(19,760)	(125)
International Hedged Dividend Growth Fund[3]
Foreign exchange contracts	1,943,443	4,043,107
International LargeCap Dividend Fund
Foreign exchange contracts	(20,258)	(829)
International MidCap Dividend Fund
Foreign exchange contracts	(14,382)	(33)
International SmallCap Dividend Fund
Foreign exchange contracts	32,637	8,060
Japan Hedged Capital Goods Fund[5]
Foreign exchange contracts	354,066	6,711
Japan Hedged Equity Fund
Foreign exchange contracts	1,687,604,094	(63,213,300)
Japan Hedged Financials Fund[5]
Foreign exchange contracts	1,102,617	4,332
Japan Hedged Health Care Fund[5]
Foreign exchange contracts	284,591	1,143
Japan Hedged Real Estate Fund[5]
Foreign exchange contracts	3,122,608	126,818
Japan Hedged SmallCap Equity Fund
Foreign exchange contracts	13,855,928	(149,002)
Japan Hedged Tech, Media and Telecom Fund[5]
Foreign exchange contracts	489,970	14,813
Japan SmallCap Dividend Fund
Foreign exchange contracts	4,734	(312)
Korea Hedged Equity Fund
Foreign exchange contracts	42,235	149,899
United Kingdom Hedged Equity Fund
Foreign exchange contracts	1,936,263	895,817

[1]	Realized gains (losses) on derivatives are located on the Statement of Operations as follows:

Foreign exchange contracts	Net realized gain (loss) from forward foreign currency contracts and foreign currency related transactions

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	159

Notes to Financial Statements (continued)

[2]	Change in unrealized appreciation (depreciation) is located on the Statement of Operations as follows:

Foreign exchange contracts	Net change in unrealized appreciation (depreciation) from forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies

[3]	For the period May 7, 2014 (commencement of operations) through March 31, 2015.

[4]	For the period March 4, 2015 (commencement of operations) through March 31, 2015.

[5]	For the period April 8, 2014 (commencement of operations) through March 31, 2015.

During the fiscal year or period ended March 31, 2015, the volume of derivative activity (based on the average of month-end balances) for the Funds was as follows:

	Average Notional
Fund	Forward foreign currency contracts (to deliver)	Forward foreign currency contracts (to receive)
Australia Dividend Fund
Foreign exchange contracts	$—	$9,604
DEFA Equity Income Fund
Foreign exchange contracts	46,789	137,433
DEFA Fund
Foreign exchange contracts	108,244	283,912
Europe Dividend Growth Fund[1]
Foreign exchange contracts	—	2,735
Europe Hedged Equity Fund
Foreign exchange contracts	4,797,239,624	9,789,551,036
Europe Hedged SmallCap Equity Fund[2]
Foreign exchange contracts	125,989,259	246,713,783
Europe SmallCap Dividend Fund
Foreign exchange contracts	904,188	627,360
Germany Hedged Equity Fund
Foreign exchange contracts	40,362,552	82,608,722
International Dividend ex-Financials Fund
Foreign exchange contracts	79,571	148,592
International Hedged Dividend Growth Fund[1]
Foreign exchange contracts	34,551,677	69,498,089
International LargeCap Dividend Fund
Foreign exchange contracts	67,839	56,456
International MidCap Dividend Fund
Foreign exchange contracts	22,596	33,760
International SmallCap Dividend Fund
Foreign exchange contracts	337,871	387,831
Japan Hedged Capital Goods Fund[3]
Foreign exchange contracts	2,285,414	4,591,829
Japan Hedged Equity Fund
Foreign exchange contracts	10,979,138,462	22,644,773,439
Japan Hedged Financials Fund[3]
Foreign exchange contracts	6,012,793	12,066,434
Japan Hedged Health Care Fund[3]
Foreign exchange contracts	1,897,219	3,942,051
Japan Hedged Real Estate Fund[3]
Foreign exchange contracts	22,630,943	44,930,129
Japan Hedged SmallCap Equity Fund
Foreign exchange contracts	83,845,430	173,914,882
Japan Hedged Tech, Media and Telecom Fund[3]
Foreign exchange contracts	3,205,052	6,557,651
Japan SmallCap Dividend Fund
Foreign exchange contracts	—	92,028

160	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

	Average Notional
Fund	Forward foreign currency contracts (to deliver)	Forward foreign currency contracts (to receive)
Korea Hedged Equity Fund
Foreign exchange contracts	$9,897,925	$20,126,330
United Kingdom Hedged Equity Fund
Foreign exchange contracts	21,629,725	44,050,597
[1]	For the period May 7, 2014 (commencement of operations) through March 31, 2015.

[2]	For the period March 4, 2015 (commencement of operations) through March 31, 2015.

[3]	For the period April 8, 2014 (commencement of operations) through March 31, 2015.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld. Interest income including amortization of premiums and discounts, is accrued daily. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of net realized gain (loss) from investment transactions and net change in unrealized appreciation (depreciation) from investment transactions, respectively, on the Statement of Operations. Net realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, including gains and losses of forward foreign currency contracts, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) from forward foreign currency contracts and foreign currency related transactions and/or net change in unrealized appreciation (depreciation) from forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies in the Statement of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

Expenses/Reimbursements — Under the investment advisory agreement for each Fund, except Europe Dividend Growth Fund, Europe Hedged SmallCap Equity Fund, Germany Hedged Equity Fund, International Hedged Dividend Growth Fund, Japan Hedged Capital Goods Fund, Japan Hedged Financials Fund, Japan Hedged Health Care Fund, Japan Hedged Real Estate Fund, Japan Hedged SmallCap Equity Fund, Japan Hedged Tech, Media and Telecom Fund, Korea Hedged Equity Fund and United Kingdom Hedged Equity Fund, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for Europe Dividend Growth Fund, Europe Hedged SmallCap Equity Fund, Germany Hedged Equity Fund, International Hedged Dividend Growth Fund, Japan Hedged Capital Goods Fund, Japan Hedged Financials Fund, Japan Hedged Health Care Fund, Japan Hedged Real Estate Fund, Japan Hedged SmallCap Equity Fund, Japan Hedged Tech, Media and Telecom Fund, Korea Hedged Equity Fund and United Kingdom Hedged Equity Fund, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the partition or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	161

Notes to Financial Statements (continued)

The internal expenses of pooled investment vehicles in which the Funds may invest (acquired fund fees and expenses) are not expenses of the Funds and are not paid by WTAM.

During the fiscal year ended March 31, 2015, the Trust incurred expenses pertaining to proxy printing, mailing and solicitation. These proxy expenses are not paid by WTAM. During the period, each Fund in the Trust borne its pro rata allocation of these proxy expenses.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Currency Transactions — The Funds may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with distributions to shareholders. The Funds, other than Europe Hedged Equity Fund, Europe Hedged SmallCap Equity Fund, Germany Hedged Equity Fund, International Hedged Dividend Growth Fund, Japan Hedged Capital Goods Fund, Japan Hedged Equity Fund, Japan Hedged Financials Fund, Japan Hedged Health Care Fund, Japan Hedged Real Estate Fund, Japan Hedged SmallCap Equity Fund, Japan Hedged Tech, Media and Telecom Fund, Korea Hedged Equity Fund and the United Kingdom Hedged Equity Fund, do not expect to engage in currency transactions for the purpose of hedging against declines in the value of a Fund’s assets that are denominated in one or more foreign currencies. The Funds may not enter into such contracts for speculative purposes.

Forward Foreign Currency Contracts — A forward foreign currency contract (“Forward Contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A Forward Contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades. However, if a Fund is in an unrealized loss position on a Forward Contract, it may be required to pledge collateral (or additional collateral) to the counterparty. If a Fund is in an unrealized gain position on a Forward Contract, it may receive collateral from the counterparty.

Risks may arise upon entering into Forward Contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open Forward Contracts are recorded for book purposes as unrealized gains or losses on Forward Contracts by the Funds. Realized gains and losses on Forward Contracts include net gains or losses recognized by the Funds on contracts which have matured or were sold.

The following Forward Contracts were open at March 31, 2015:

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
DEFA Equity Income Fund	4/1/2015	AUD	188,334	USD	146,062	$2,184
	4/1/2015	DKK	78,514	USD	11,484	197
	4/1/2015	EUR	53,682	USD	58,646	991
	4/1/2015	GBP	37,959	USD	56,531	182
	4/1/2015	JPY	4,658,602	USD	39,113	267
	4/1/2015	NOK	530,292	USD	66,756	955
						$4,776
DEFA Fund
	4/1/2015	AUD	221,373	USD	171,894	$2,776
	4/1/2015	CHF	15,084	USD	15,749	219
	4/1/2015	DKK	138,701	USD	20,314	374
	4/1/2015	EUR	252,868	USD	273,889	2,309
	4/1/2015	GBP	47,077	USD	70,191	306
	4/1/2015	JPY	40,213,885	USD	337,688	2,362
	4/1/2015	JPY	13,072,227	USD	108,927	(76)
	4/1/2015	SEK	544,360	USD	63,670	549
						$8,819

162	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Europe Dividend Growth Fund
	4/1/2015	GBP	1,579	USD	2,341	$(3)
	4/1/2015	NOK	9,200	USD	1,147	5
						$2
Europe Hedged Equity Fund
	4/2/2015	EUR	11,113,953	USD	12,470,000	$533,618
	4/2/2015	EUR	11,114,082	USD	12,470,000	533,480
	4/2/2015	EUR	11,115,667	USD	12,470,000	531,777
	4/2/2015	EUR	11,115,400	USD	12,470,000	532,065
	4/2/2015	EUR	11,115,469	USD	12,470,000	531,990
	4/2/2015	EUR	1,014,569,082	USD	1,139,219,039	49,572,201
	4/2/2015	EUR	1,015,378,411	USD	1,139,219,039	48,702,981
	4/2/2015	EUR	267,742,726	USD	300,408,677	12,853,083
	4/2/2015	EUR	1,218,405,225	USD	1,367,062,847	58,496,061
	4/2/2015	EUR	267,740,818	USD	300,408,678	12,855,134
	4/2/2015	EUR	507,669,748	USD	569,609,519	24,372,387
	4/2/2015	EUR	1,218,399,796	USD	1,367,062,847	58,501,893
	4/2/2015	EUR	1,014,587,153	USD	1,139,219,039	49,552,792
	4/2/2015	EUR	1,016,832,109	USD	1,139,219,039	47,141,709
	4/2/2015	EUR	1,015,335,878	USD	1,139,219,039	48,748,662
	4/2/2015	EUR	610,373,300	USD	683,531,423	27,990,713
	4/2/2015	EUR	1,526,605,320	USD	1,708,828,564	69,254,985
	4/2/2015	EUR	350,795,827	USD	392,796,611	16,042,016
	4/2/2015	EUR	67,860,899	USD	76,000,000	3,117,418
	4/2/2015	EUR	328,087,586	USD	367,039,456	14,673,504
	4/2/2015	EUR	360,615,755	USD	399,235,899	11,934,705
	4/2/2015	EUR	215,962,076	USD	238,253,682	6,310,487
	4/2/2015	EUR	423,791,833	USD	460,409,142	5,256,862
	4/2/2015	EUR	222,467,396	USD	238,253,682	(676,223)
	4/2/2015	EUR	258,729,439	USD	273,669,770	(4,205,556)
	4/2/2015	EUR	254,710,302	USD	270,450,125	(3,108,650)
	4/2/2015	EUR	318,207,143	USD	334,843,012	(6,911,348)
	4/2/2015	EUR	286,066,174	USD	302,646,569	(4,588,401)
	4/2/2015	EUR	127,502,733	USD	135,225,063	(1,712,827)
	4/2/2015	EUR	260,118,287	USD	276,889,414	(2,477,536)
	4/2/2015	EUR	54,530,141	USD	57,953,598	(611,755)
	4/2/2015	EUR	178,946,343	USD	193,178,661	990,352
	4/2/2015	EUR	235,711,003	USD	257,571,548	4,418,014
	4/2/2015	EUR	47,229,161	USD	51,514,310	790,208
	4/2/2015	EUR	117,205,304	USD	128,785,774	2,907,319
	4/2/2015	EUR	235,897,952	USD	257,571,548	4,217,230
	4/2/2015	EUR	35,475,829	USD	38,635,732	534,704
	4/2/2015	EUR	41,620,057	USD	45,075,021	375,095
	4/2/2015	USD	15,707,328	EUR	14,374,220	(269,421)
	4/2/2015	USD	673,425,961	EUR	626,151,521	(939,446)
	4/2/2015	USD	1,178,495,432	EUR	1,096,682,889	(658,394)
	4/2/2015	USD	1,346,851,923	EUR	1,254,285,643	250,418
	4/2/2015	USD	2,828,389,038	EUR	2,631,059,570	(2,631,981)
	4/2/2015	USD	1,515,208,413	EUR	1,411,334,215	564,040
	4/2/2015	USD	1,515,208,413	EUR	1,410,808,578	(494)
	4/2/2015	USD	1,515,208,413	EUR	1,410,808,578	(494)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	163

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Europe Hedged Equity Fund (continued)
	4/2/2015	USD	1,515,208,413	EUR	1,410,808,578	$(494)
	4/2/2015	USD	1,212,166,730	EUR	1,128,646,862	(395)
	4/2/2015	USD	147,500,000	EUR	137,337,058	(48)
	4/2/2015	USD	1,346,851,923	EUR	1,253,818,584	(251,203)
	4/2/2015	USD	2,188,634,380	EUR	2,036,886,347	(1,019,156)
	5/5/2015	EUR	43,018,472	USD	46,215,820	(5,985)
	5/5/2015	EUR	625,895,460	USD	673,425,961	923,742
	5/5/2015	EUR	1,096,226,892	USD	1,178,495,432	638,961
	5/5/2015	EUR	1,253,769,563	USD	1,346,851,923	(278,496)
	5/5/2015	EUR	2,629,995,340	USD	2,828,389,038	2,553,392
	5/5/2015	EUR	1,410,230,830	USD	1,515,208,413	(34,024)
	5/5/2015	EUR	1,410,762,604	USD	1,515,208,413	(605,396)
	5/5/2015	EUR	1,410,237,393	USD	1,515,208,413	(41,076)
	5/5/2015	EUR	1,410,250,518	USD	1,515,208,413	(55,179)
	5/5/2015	EUR	405,396,422	USD	435,568,051	(15,862)
	5/5/2015	EUR	1,128,200,414	USD	1,212,166,730	(44,143)
	5/5/2015	EUR	1,253,311,053	USD	1,346,851,923	214,157
	5/5/2015	EUR	43,014,508	USD	46,215,820	(1,726)
	5/5/2015	EUR	2,036,041,234	USD	2,188,634,380	981,114
	5/5/2015	EUR	43,017,111	USD	46,215,820	(4,522)
	5/5/2015	EUR	43,010,905	USD	46,215,820	2,145
	5/5/2015	EUR	43,020,114	USD	46,215,820	(7,749)
						$557,243,434
Europe Hedged SmallCap Equity Fund
	4/2/2015	EUR	2,232,681	USD	2,500,000	$102,101
	4/2/2015	EUR	3,399,141	USD	3,750,000	99,324
	4/2/2015	EUR	27,614,037	USD	30,000,000	342,534
	4/2/2015	EUR	4,609,017	USD	5,000,000	49,917
	4/2/2015	EUR	4,668,708	USD	5,000,000	(14,191)
	4/2/2015	EUR	4,727,037	USD	5,000,000	(76,836)
	4/2/2015	EUR	9,418,014	USD	10,000,000	(114,944)
	4/2/2015	EUR	7,089,115	USD	7,500,000	(113,707)
	4/2/2015	EUR	17,679,239	USD	18,750,000	(237,497)
	4/2/2015	EUR	2,352,319	USD	2,500,000	(26,390)
	4/2/2015	EUR	14,870,834	USD	16,250,000	278,729
	4/2/2015	EUR	4,550,398	USD	5,000,000	112,874
	4/2/2015	EUR	9,158,541	USD	10,000,000	163,731
	4/2/2015	USD	18,187,500	EUR	16,932,781	(1,699)
	4/2/2015	USD	18,187,500	EUR	16,934,184	(192)
	4/2/2015	USD	24,250,000	EUR	22,579,143	(8)
	4/2/2015	USD	12,125,000	EUR	11,290,139	606
	4/2/2015	USD	4,219,287	EUR	3,927,293	(1,376)
	4/2/2015	USD	12,125,000	EUR	11,288,521	(1,133)
	4/2/2015	USD	18,187,500	EUR	16,933,853	(548)
	4/2/2015	USD	18,187,500	EUR	16,933,096	(1,361)
	4/7/2015	USD	519,972	EUR	483,988	(169)
	5/5/2015	EUR	23,354,287	USD	25,092,757	(587)
	5/5/2015	EUR	23,357,656	USD	25,092,756	(4,207)
	5/5/2015	EUR	23,355,178	USD	25,092,757	(1,544)
	5/5/2015	EUR	23,354,134	USD	25,092,756	(423)
	5/5/2015	EUR	23,354,592	USD	25,092,757	(914)
						$552,090

164	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Europe SmallCap Dividend Fund
	4/1/2015	CHF	3,028	EUR	2,900	$(2)
	4/1/2015	CHF	10,103	GBP	7,000	(10)
	4/1/2015	EUR	29,022	USD	31,732	563
	4/1/2015	EUR	448,178	USD	485,108	3,765
	4/1/2015	EUR	360,000	USD	389,545	2,905
	4/1/2015	GBP	191,758	USD	283,840	(825)
	4/1/2015	NOK	56,342	USD	7,016	25
	4/1/2015	SEK	267,304	USD	31,111	116
	4/1/2015	SEK	1,400,000	USD	162,678	341
	4/1/2015	USD	610,264	EUR	563,807	(4,736)
	4/1/2015	USD	89,838	GBP	60,693	261
	4/1/2015	USD	594,608	SEK	5,108,870	(2,210)
	4/2/2015	EUR	178,181	USD	191,508	143
	4/2/2015	GBP	398,864	USD	592,273	159
	4/2/2015	SEK	83,494	USD	9,686	4
	4/2/2015	USD	393,550	EUR	366,161	(293)
	4/2/2015	USD	62,114	GBP	41,830	(17)
	4/2/2015	USD	635,763	SEK	5,480,343	(291)
	4/7/2015	NOK	155,758	USD	19,335	8
						$(94)
Germany Hedged Equity Fund
	4/2/2015	EUR	13,105,820	USD	14,704,900	$629,254
	4/2/2015	EUR	13,105,971	USD	14,704,900	629,091
	4/2/2015	EUR	2,668,418	USD	2,994,000	128,120
	4/2/2015	EUR	2,668,830	USD	2,994,000	127,678
	4/2/2015	EUR	2,668,449	USD	2,994,000	128,086
	4/2/2015	EUR	13,107,841	USD	14,704,900	627,084
	4/2/2015	EUR	2,668,766	USD	2,994,000	127,747
	4/2/2015	EUR	13,107,525	USD	14,704,900	627,423
	4/2/2015	EUR	13,107,607	USD	14,704,900	627,335
	4/2/2015	EUR	2,668,782	USD	2,994,000	127,729
	4/2/2015	EUR	453,426	USD	507,295	20,316
	4/2/2015	EUR	1,347,206	USD	1,508,507	61,608
	4/2/2015	EUR	17,713,557	USD	19,610,590	586,236
	4/2/2015	EUR	18,077,109	USD	19,610,590	195,781
	4/2/2015	EUR	5,634,224	USD	6,034,028	(17,126)
	4/2/2015	EUR	28,414,278	USD	30,170,138	(346,786)
	4/2/2015	EUR	10,034,922	USD	10,559,548	(217,955)
	4/2/2015	EUR	19,962,094	USD	21,119,097	(320,185)
	4/2/2015	EUR	14,223,602	USD	15,085,069	(191,075)
	4/2/2015	EUR	34,011,288	USD	36,204,166	(323,946)
	4/2/2015	EUR	19,563,161	USD	21,119,097	108,269
	4/2/2015	EUR	9,610,029	USD	10,559,548	238,380
	4/2/2015	USD	8,000,000	EUR	7,448,027	(822)
	4/2/2015	USD	56,116,437	EUR	52,249,941	(18)
	4/2/2015	USD	42,087,325	EUR	39,187,052	(445)
	4/2/2015	USD	42,087,325	EUR	39,184,535	(3,148)
	4/2/2015	USD	14,029,108	EUR	13,062,484	(5)
	4/2/2015	USD	56,116,434	EUR	52,252,566	2,803
	4/2/2015	USD	42,087,328	EUR	39,186,289	(1,268)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	165

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Germany Hedged Equity Fund (continued)
	4/2/2015	USD	28,058,216	EUR	26,122,536	$(2,621)
	5/5/2015	EUR	40,700,645	USD	43,733,250	1,867
	5/5/2015	EUR	40,702,501	USD	43,733,250	(127)
	5/5/2015	EUR	13,567,690	USD	14,577,750	(246)
	5/5/2015	EUR	54,271,567	USD	58,311,000	(1,852)
	5/5/2015	EUR	54,278,943	USD	58,311,000	(9,777)
	5/5/2015	EUR	27,133,006	USD	29,155,500	2,059
	5/5/2015	EUR	40,702,653	USD	43,733,250	(290)
						$3,559,174
International Dividend ex-Financials Fund
	4/1/2015	AUD	185,971	USD	142,069	$(4)
	4/1/2015	JPY	9,668,814	USD	80,503	(121)
						$(125)
International Hedged Dividend Growth Fund
	4/2/2015	CHF	2,316,416	USD	2,446,279	$61,418
	4/2/2015	CHF	2,316,416	USD	2,446,003	61,141
	4/2/2015	CHF	2,316,416	USD	2,444,766	59,905
	4/2/2015	CHF	2,316,416	USD	2,446,228	61,366
	4/2/2015	CHF	2,316,416	USD	2,444,740	59,879
	4/2/2015	CHF	22,537	USD	23,575	372
	4/2/2015	CHF	3,794,789	USD	3,956,404	49,487
	4/2/2015	CHF	1,445,351	USD	1,470,441	(17,617)
	4/2/2015	CHF	1,300,022	USD	1,317,796	(20,639)
	4/2/2015	CHF	331,614	USD	330,063	(11,350)
	4/2/2015	CHF	1,992,958	USD	1,979,615	(72,231)
	4/2/2015	CHF	986,268	USD	994,293	(21,117)
	4/2/2015	CHF	1,936,056	USD	2,002,822	9,559
	4/2/2015	CHF	958,561	USD	1,000,191	13,306
	4/2/2015	EUR	5,959,233	USD	6,686,337	286,123
	4/2/2015	EUR	5,959,233	USD	6,686,259	286,045
	4/2/2015	EUR	5,959,233	USD	6,685,306	285,092
	4/2/2015	EUR	5,959,234	USD	6,685,468	285,253
	4/2/2015	EUR	5,959,233	USD	6,685,425	285,211
	4/2/2015	EUR	58,232	USD	65,150	2,609
	4/2/2015	EUR	9,731,037	USD	10,886,919	435,788
	4/2/2015	EUR	3,704,060	USD	4,024,106	45,946
	4/2/2015	EUR	3,343,425	USD	3,627,048	36,210
	4/2/2015	EUR	855,145	USD	899,852	(18,573)
	4/2/2015	EUR	5,177,200	USD	5,477,271	(83,040)
	4/2/2015	EUR	2,558,929	USD	2,718,798	(29,491)
	4/2/2015	EUR	5,046,265	USD	5,514,326	94,639
	4/2/2015	EUR	2,492,651	USD	2,718,705	41,598
	4/2/2015	GBP	2,533,784	USD	3,914,907	153,502
	4/2/2015	GBP	2,533,784	USD	3,914,874	153,469
	4/2/2015	GBP	2,533,784	USD	3,914,595	153,190
	4/2/2015	GBP	2,533,784	USD	3,914,917	153,512
	4/2/2015	GBP	2,533,785	USD	3,914,368	152,962
	4/2/2015	GBP	24,534	USD	37,674	1,253
	4/2/2015	GBP	4,116,375	USD	6,325,963	215,200
	4/2/2015	GBP	1,556,712	USD	2,344,348	33,407

166	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
International Hedged Dividend Growth Fund (continued)
	4/2/2015	GBP	1,399,546	USD	2,112,436	$34,808
	4/2/2015	GBP	353,548	USD	521,491	(3,351)
	4/2/2015	GBP	2,143,434	USD	3,172,197	(9,733)
	4/2/2015	GBP	1,076,570	USD	1,585,399	(12,770)
	4/2/2015	GBP	2,119,085	USD	3,164,478	18,694
	4/2/2015	GBP	1,058,656	USD	1,574,011	2,435
	4/2/2015	ILS	272,974	USD	68,457	(187)
	4/2/2015	ILS	272,975	USD	68,459	(185)
	4/2/2015	ILS	272,974	USD	68,478	(166)
	4/2/2015	ILS	272,975	USD	68,455	(188)
	4/2/2015	ILS	272,975	USD	68,478	(166)
	4/2/2015	ILS	2,679	USD	669	(4)
	4/2/2015	ILS	448,405	USD	112,664	(94)
	4/2/2015	ILS	167,793	USD	41,678	(516)
	4/2/2015	ILS	150,363	USD	37,522	(289)
	4/2/2015	ILS	37,396	USD	9,258	(146)
	4/2/2015	ILS	226,304	USD	56,461	(446)
	4/2/2015	ILS	112,734	USD	27,960	(389)
	4/2/2015	ILS	227,312	USD	57,322	161
	4/2/2015	ILS	111,079	USD	28,359	426
	4/2/2015	SEK	7,218,489	USD	865,691	28,672
	4/2/2015	SEK	7,218,490	USD	865,676	28,657
	4/2/2015	SEK	7,218,489	USD	865,381	28,363
	4/2/2015	SEK	7,218,490	USD	865,666	28,648
	4/2/2015	SEK	7,218,490	USD	865,398	28,379
	4/2/2015	SEK	70,260	USD	8,425	278
	4/2/2015	SEK	11,702,437	USD	1,414,041	57,087
	4/2/2015	SEK	4,394,973	USD	518,792	9,174
	4/2/2015	SEK	3,968,394	USD	467,472	7,317
	4/2/2015	SEK	1,008,127	USD	116,225	(673)
	4/2/2015	SEK	6,094,428	USD	705,999	(679)
	4/2/2015	SEK	3,074,085	USD	353,789	(2,666)
	4/2/2015	SEK	6,070,507	USD	714,094	10,190
	4/2/2015	SEK	2,986,218	USD	350,681	4,414
	4/2/2015	USD	34,826	CHF	33,665	(166)
	4/2/2015	USD	653,788	CHF	634,991	(34)
	4/2/2015	USD	5,007,015	CHF	4,863,314	—
	4/2/2015	USD	5,007,015	CHF	4,863,314	—
	4/2/2015	USD	5,007,016	CHF	4,863,315	—
	4/2/2015	USD	5,006,763	CHF	4,863,314	253
	4/2/2015	USD	5,007,026	CHF	4,863,314	(10)
	4/2/2015	USD	95,885	EUR	87,746	(1,646)
	4/2/2015	USD	1,659,695	EUR	1,545,268	(78)
	4/2/2015	USD	13,462,529	EUR	12,535,072	133
	4/2/2015	USD	13,462,667	EUR	12,535,072	(4)
	4/2/2015	USD	13,462,668	EUR	12,535,073	(4)
	4/2/2015	USD	13,461,992	EUR	12,535,073	672
	4/2/2015	USD	13,462,331	EUR	12,535,074	334
	4/2/2015	USD	55,024	GBP	36,847	(325)
	4/2/2015	USD	833,687	GBP	561,568	(39)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	167

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
International Hedged Dividend Growth Fund (continued)
	4/2/2015	USD	7,862,069	GBP	5,296,106	$6
	4/2/2015	USD	7,862,071	GBP	5,296,107	6
	4/2/2015	USD	7,862,071	GBP	5,296,107	6
	4/2/2015	USD	7,862,267	GBP	5,296,107	(190)
	4/2/2015	USD	7,861,679	GBP	5,296,107	398
	4/2/2015	USD	309,218	HKD	2,397,259	(16)
	4/2/2015	USD	997	ILS	3,953	(3)
	4/2/2015	USD	62,463	ILS	248,382	(3)
	4/2/2015	USD	143,083	ILS	568,997	—
	4/2/2015	USD	143,083	ILS	568,997	—
	4/2/2015	USD	143,083	ILS	568,997	—
	4/2/2015	USD	143,054	ILS	568,997	29
	4/2/2015	USD	143,064	ILS	568,997	18
	4/2/2015	USD	12,417	SEK	105,556	(177)
	4/2/2015	USD	167,733	SEK	1,446,464	(9)
	4/2/2015	USD	1,747,585	SEK	15,071,264	—
	4/2/2015	USD	1,747,585	SEK	15,071,264	—
	4/2/2015	USD	1,747,586	SEK	15,071,265	—
	4/2/2015	USD	1,747,454	SEK	15,071,264	131
	4/2/2015	USD	1,747,306	SEK	15,071,264	279
	4/3/2015	JPY	208,413,436	USD	1,744,148	6,257
	4/3/2015	JPY	208,413,447	USD	1,744,119	6,228
	4/3/2015	JPY	208,413,436	USD	1,743,892	6,002
	4/3/2015	JPY	208,413,436	USD	1,743,924	6,034
	4/3/2015	JPY	208,413,428	USD	1,743,929	6,038
	4/3/2015	JPY	2,038,223	USD	16,977	(20)
	4/3/2015	JPY	341,642,413	USD	2,858,047	9,204
	4/3/2015	JPY	128,153,316	USD	1,058,086	(10,542)
	4/3/2015	JPY	114,838,253	USD	947,673	(9,925)
	4/3/2015	JPY	28,740,377	USD	237,229	(2,427)
	4/3/2015	JPY	172,314,160	USD	1,420,872	(15,998)
	4/3/2015	JPY	85,958,014	USD	710,923	(5,853)
	4/3/2015	JPY	170,998,903	USD	1,428,029	2,126
	4/3/2015	JPY	85,147,610	USD	710,069	52
	4/3/2015	USD	24,831	JPY	2,973,389	(37)
	4/3/2015	USD	461,842	JPY	55,382,674	(31)
	4/3/2015	USD	3,617,199	JPY	433,785,012	(9)
	4/3/2015	USD	3,617,196	JPY	433,784,993	(6)
	4/3/2015	USD	3,617,199	JPY	433,785,012	(9)
	4/3/2015	USD	3,617,169	JPY	433,785,034	21
	4/3/2015	USD	3,617,106	JPY	433,785,012	84
	4/6/2015	SGD	489,919	USD	359,856	2,723
	4/6/2015	SGD	489,919	USD	359,838	2,704
	4/6/2015	SGD	489,919	USD	359,758	2,625
	4/6/2015	SGD	489,919	USD	359,824	2,691
	4/6/2015	SGD	489,919	USD	359,793	2,659
	4/6/2015	SGD	4,698	USD	3,437	12
	4/6/2015	SGD	786,281	USD	576,167	2,996
	4/6/2015	SGD	296,184	USD	214,443	(1,465)
	4/6/2015	SGD	264,974	USD	191,900	(1,257)

168	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
International Hedged Dividend Growth Fund (continued)
	4/6/2015	SGD	66,220	USD	47,575	$(697)
	4/6/2015	SGD	400,731	USD	288,257	(3,862)
	4/6/2015	SGD	200,142	USD	143,966	(1,930)
	4/6/2015	SGD	398,167	USD	291,153	903
	4/6/2015	SGD	196,901	USD	143,864	331
	4/6/2015	USD	5,062	SGD	6,923	(16)
	4/6/2015	USD	737,289	SGD	1,011,394	(18)
	4/6/2015	USD	737,345	SGD	1,011,394	(74)
	4/6/2015	USD	737,329	SGD	1,011,394	(58)
	4/6/2015	USD	737,251	SGD	1,011,394	19
	4/6/2015	USD	737,133	SGD	1,011,394	138
	4/7/2015	AUD	1,859,573	USD	1,452,661	32,479
	4/7/2015	AUD	1,859,573	USD	1,452,676	32,493
	4/7/2015	AUD	1,859,573	USD	1,452,687	32,505
	4/7/2015	AUD	1,859,573	USD	1,452,364	32,181
	4/7/2015	AUD	1,859,574	USD	1,452,383	32,200
	4/7/2015	AUD	18,206	USD	14,130	226
	4/7/2015	AUD	3,054,202	USD	2,387,091	54,553
	4/7/2015	AUD	1,146,357	USD	884,793	9,303
	4/7/2015	AUD	1,024,717	USD	789,257	6,665
	4/7/2015	AUD	257,077	USD	195,878	(455)
	4/7/2015	AUD	1,557,623	USD	1,190,943	1,364
	4/7/2015	AUD	776,420	USD	590,963	(2,000)
	4/7/2015	AUD	1,531,430	USD	1,200,750	31,175
	4/7/2015	AUD	757,274	USD	595,473	17,132
	4/7/2015	DKK	3,588,234	USD	539,941	24,093
	4/7/2015	DKK	3,588,234	USD	539,726	23,878
	4/7/2015	DKK	3,588,234	USD	539,755	23,907
	4/7/2015	DKK	3,588,234	USD	539,958	24,111
	4/7/2015	DKK	3,588,234	USD	539,884	24,037
	4/7/2015	DKK	35,266	USD	5,297	227
	4/7/2015	DKK	5,885,743	USD	884,296	38,157
	4/7/2015	DKK	2,240,840	USD	326,950	4,805
	4/7/2015	DKK	2,021,536	USD	294,468	3,850
	4/7/2015	DKK	517,619	USD	73,053	(1,361)
	4/7/2015	DKK	3,134,026	USD	444,431	(6,119)
	4/7/2015	DKK	1,548,015	USD	220,799	(1,745)
	4/7/2015	DKK	3,053,767	USD	447,632	8,620
	4/7/2015	DKK	1,508,449	USD	220,569	3,713
	4/7/2015	NOK	3,015,519	USD	394,836	20,660
	4/7/2015	NOK	3,015,520	USD	394,836	20,661
	4/7/2015	NOK	3,015,519	USD	394,983	20,807
	4/7/2015	NOK	3,015,520	USD	394,832	20,656
	4/7/2015	NOK	3,015,520	USD	394,984	20,809
	4/7/2015	NOK	29,317	USD	3,807	169
	4/7/2015	NOK	4,923,868	USD	638,070	27,100
	4/7/2015	NOK	1,858,070	USD	235,756	5,201
	4/7/2015	NOK	1,682,283	USD	211,741	2,998
	4/7/2015	NOK	432,921	USD	52,797	(922)
	4/7/2015	NOK	2,626,058	USD	317,799	(8,051)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	169

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
International Hedged Dividend Growth Fund (continued)
	4/7/2015	NOK	1,338,591	USD	165,334	$(763)
	4/7/2015	NOK	2,577,208	USD	326,741	6,952
	4/7/2015	NOK	1,263,202	USD	160,509	3,767
	4/7/2015	NZD	42,953	USD	32,395	200
	4/7/2015	NZD	42,953	USD	32,394	199
	4/7/2015	NZD	42,953	USD	32,397	203
	4/7/2015	NZD	42,953	USD	32,396	201
	4/7/2015	NZD	42,953	USD	32,406	211
	4/7/2015	NZD	426	USD	319	—
	4/7/2015	NZD	71,432	USD	53,809	268
	4/7/2015	NZD	26,952	USD	19,837	(364)
	4/7/2015	NZD	24,274	USD	17,817	(377)
	4/7/2015	NZD	6,048	USD	4,422	(112)
	4/7/2015	NZD	36,682	USD	27,051	(444)
	4/7/2015	NZD	18,252	USD	13,445	(236)
	4/7/2015	NZD	35,560	USD	27,068	415
	4/7/2015	NZD	17,629	USD	13,437	223
	4/7/2015	USD	20,879	AUD	26,629	(542)
	4/7/2015	USD	242,324	AUD	317,282	63
	4/7/2015	USD	2,962,388	AUD	3,878,908	(10)
	4/7/2015	USD	2,962,380	AUD	3,878,908	(2)
	4/7/2015	USD	2,962,385	AUD	3,878,909	(6)
	4/7/2015	USD	2,962,261	AUD	3,878,909	118
	4/7/2015	USD	2,962,362	AUD	3,878,909	17
	4/7/2015	USD	7,784	DKK	53,100	(150)
	4/7/2015	USD	192,091	DKK	1,336,119	(10)
	4/7/2015	USD	1,087,790	DKK	7,566,666	—
	4/7/2015	USD	1,087,790	DKK	7,566,666	—
	4/7/2015	USD	1,087,790	DKK	7,566,667	—
	4/7/2015	USD	1,087,762	DKK	7,566,666	28
	4/7/2015	USD	1,087,665	DKK	7,566,666	125
	4/7/2015	USD	133,104	EUR	123,919	(15)
	4/7/2015	USD	5,681	NOK	44,813	(121)
	4/7/2015	USD	111,200	NOK	896,129	(6)
	4/7/2015	USD	788,284	NOK	6,352,860	—
	4/7/2015	USD	788,284	NOK	6,352,860	—
	4/7/2015	USD	788,284	NOK	6,352,861	—
	4/7/2015	USD	788,324	NOK	6,352,861	(39)
	4/7/2015	USD	788,262	NOK	6,352,861	22
	4/7/2015	USD	470	NZD	618	(7)
	4/7/2015	USD	60,798	NZD	81,110	27
	4/7/2015	USD	67,669	NZD	90,280	(1)
	4/7/2015	USD	67,669	NZD	90,281	—
	4/7/2015	USD	67,670	NZD	90,281	(1)
	4/7/2015	USD	67,672	NZD	90,280	(4)
	4/7/2015	USD	67,667	NZD	90,280	1
	5/5/2015	AUD	3,802,878	USD	2,899,679	(43)
	5/5/2015	AUD	3,802,848	USD	2,899,679	(20)
	5/5/2015	AUD	3,802,823	USD	2,899,679	(1)
	5/5/2015	AUD	3,803,122	USD	2,899,679	(229)

170	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
International Hedged Dividend Growth Fund (continued)
	5/5/2015	AUD	3,803,082	USD	2,899,679	$(199)
	5/5/2015	CHF	5,041,425	USD	5,197,029	(207)
	5/5/2015	CHF	5,041,778	USD	5,197,029	(571)
	5/5/2015	CHF	5,041,337	USD	5,197,030	(116)
	5/5/2015	CHF	5,042,039	USD	5,197,030	(839)
	5/5/2015	CHF	5,041,421	USD	5,197,030	(202)
	5/5/2015	DKK	8,893,876	USD	1,279,611	(269)
	5/5/2015	DKK	8,892,600	USD	1,279,612	(84)
	5/5/2015	DKK	8,892,664	USD	1,279,612	(93)
	5/5/2015	DKK	8,893,810	USD	1,279,611	(259)
	5/5/2015	DKK	8,894,421	USD	1,279,611	(347)
	5/5/2015	EUR	13,237,097	USD	14,222,546	(240)
	5/5/2015	EUR	13,237,183	USD	14,222,546	(333)
	5/5/2015	EUR	13,237,135	USD	14,222,547	(280)
	5/5/2015	EUR	13,237,690	USD	14,222,548	(875)
	5/5/2015	EUR	13,239,094	USD	14,222,547	(2,385)
	5/5/2015	GBP	5,224,851	USD	7,754,546	(79)
	5/5/2015	GBP	5,224,840	USD	7,754,546	(63)
	5/5/2015	GBP	5,224,809	USD	7,754,546	(16)
	5/5/2015	GBP	5,224,742	USD	7,754,546	83
	5/5/2015	GBP	5,225,125	USD	7,754,546	(486)
	5/5/2015	ILS	624,810	USD	157,102	(11)
	5/5/2015	ILS	624,792	USD	157,103	(5)
	5/5/2015	ILS	624,839	USD	157,103	(17)
	5/5/2015	ILS	624,929	USD	157,103	(40)
	5/5/2015	ILS	624,898	USD	157,103	(32)
	5/5/2015	NOK	6,670,420	USD	826,971	(13)
	5/5/2015	NOK	6,670,537	USD	826,971	(27)
	5/5/2015	NOK	6,670,356	USD	826,972	(4)
	5/5/2015	NOK	6,670,667	USD	826,972	(43)
	5/5/2015	NOK	6,670,066	USD	826,972	32
	5/5/2015	NZD	102,678	USD	76,752	—
	5/5/2015	NZD	102,679	USD	76,753	1
	5/5/2015	NZD	102,682	USD	76,753	(1)
	5/5/2015	NZD	102,682	USD	76,752	(3)
	5/5/2015	NZD	102,675	USD	76,752	3
	5/5/2015	SEK	15,177,119	USD	1,760,667	(30)
	5/5/2015	SEK	15,177,154	USD	1,760,667	(34)
	5/5/2015	SEK	15,177,240	USD	1,760,668	(43)
	5/5/2015	SEK	15,178,428	USD	1,760,668	(181)
	5/5/2015	SEK	15,179,825	USD	1,760,668	(343)
	5/6/2015	SGD	1,007,539	USD	733,835	(72)
	5/6/2015	SGD	1,007,564	USD	733,835	(90)
	5/6/2015	SGD	1,007,579	USD	733,836	(101)
	5/6/2015	SGD	1,007,767	USD	733,835	(239)
	5/6/2015	SGD	1,007,580	USD	733,835	(102)
	5/8/2015	JPY	452,949,475	USD	3,778,641	(151)
	5/8/2015	JPY	452,938,139	USD	3,778,641	(57)
	5/8/2015	JPY	452,940,784	USD	3,778,641	(79)
	5/8/2015	JPY	452,983,483	USD	3,778,641	(435)
	5/8/2015	JPY	452,949,097	USD	3,778,641	(148)
						$4,043,107

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	171

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
International LargeCap Dividend Fund
	4/2/2015	AUD	351,150	EUR	249,000	$(835)
	4/2/2015	GBP	40,000	HKD	460,508	17
	4/2/2015	JPY	2,500,000	HKD	161,588	(4)
	4/2/2015	SEK	950,000	HKD	854,003	(7)
						$(829)
International MidCap Dividend Fund
	4/1/2015	USD	5,872	JPY	700,280	$(33)
International SmallCap Dividend Fund
	4/1/2015	AUD	316,629	USD	242,357	$469
	4/1/2015	CHF	22,324	USD	23,053	70
	4/1/2015	DKK	345,437	USD	50,070	409
	4/1/2015	HKD	5,148,790	USD	663,973	(126)
	4/1/2015	JPY	125,000,000	USD	1,049,943	7,625
	4/1/2015	SGD	197,186	USD	143,365	(388)
						$8,059
Japan Hedged Capital Goods Fund
	4/2/2015	JPY	75,038	USD	625	$(1)
	4/3/2015	JPY	32,597,690	USD	272,800	979
	4/3/2015	JPY	32,598,236	USD	272,800	974
	4/3/2015	JPY	32,601,864	USD	272,800	944
	4/3/2015	JPY	32,602,464	USD	272,800	939
	4/3/2015	JPY	32,601,782	USD	272,800	944
	4/3/2015	JPY	163,373,971	USD	1,364,349	2,027
	4/3/2015	USD	409,253	JPY	49,072,545	(53)
	4/3/2015	USD	409,252	JPY	49,076,272	(21)
	4/3/2015	USD	545,669	JPY	65,437,936	(4)
	4/3/2015	USD	272,835	JPY	32,714,962	(36)
	4/3/2015	USD	409,252	JPY	49,076,272	(21)
	4/3/2015	USD	409,253	JPY	49,075,123	(32)
	4/3/2015	USD	272,835	JPY	32,720,010	6
	5/8/2015	JPY	49,929,390	USD	416,550	7
	5/8/2015	JPY	49,929,349	USD	416,550	8
	5/8/2015	JPY	33,283,039	USD	277,700	32
	5/8/2015	JPY	49,924,683	USD	416,550	47
	5/8/2015	JPY	66,575,409	USD	555,400	(14)
	5/8/2015	JPY	49,928,099	USD	416,550	18
	5/8/2015	JPY	33,290,676	USD	277,700	(32)
						$6,711
Japan Hedged Equity Fund
	4/2/2015	USD	1,813,860	JPY	217,500,000	$(227)
	4/2/2015	USD	1,813,723	JPY	217,500,000	(89)
	4/2/2015	USD	1,813,770	JPY	217,500,000	(136)
	4/2/2015	USD	1,813,679	JPY	217,500,000	(45)
	4/2/2015	USD	2,418,178	JPY	290,000,000	—
	4/2/2015	USD	1,209,028	JPY	145,000,000	60
	4/2/2015	USD	1,209,240	JPY	145,000,000	(151)
	4/3/2015	JPY	6,376,973,965	USD	53,396,820	221,344
	4/3/2015	JPY	5,787,319,554	USD	48,425,400	166,857
	4/3/2015	JPY	156,703,077,761	USD	1,309,897,833	3,202,722

172	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Japan Hedged Equity Fund (continued)
	4/3/2015	JPY	156,268,191,681	USD	1,309,897,833	$6,829,093
	4/3/2015	JPY	6,382,431,120	USD	53,396,820	175,839
	4/3/2015	JPY	31,902,731,539	USD	266,984,104	957,783
	4/3/2015	JPY	31,775,652,495	USD	265,916,168	949,517
	4/3/2015	JPY	25,649,903,531	USD	214,655,220	769,162
	4/3/2015	JPY	156,528,599,370	USD	1,309,897,833	4,657,640
	4/3/2015	JPY	156,524,538,687	USD	1,309,897,833	4,691,501
	4/3/2015	JPY	156,255,485,672	USD	1,309,897,833	6,935,045
	4/3/2015	JPY	156,525,586,605	USD	1,309,897,833	4,682,762
	4/3/2015	JPY	6,382,453,195	USD	53,396,826	175,661
	4/3/2015	JPY	6,370,614,403	USD	53,396,820	274,375
	4/3/2015	JPY	156,520,347,014	USD	1,309,897,833	4,726,454
	4/3/2015	JPY	12,762,149,801	USD	106,793,641	374,297
	4/3/2015	JPY	156,729,930,667	USD	1,309,897,833	2,978,805
	4/3/2015	JPY	156,822,278,464	USD	1,309,897,833	2,208,747
	4/3/2015	JPY	156,820,314,695	USD	1,309,897,842	2,225,131
	4/3/2015	JPY	4,200,685,785	USD	34,976,393	(51,736)
	4/3/2015	JPY	3,216,267,707	USD	26,904,918	85,526
	4/3/2015	JPY	4,505,599,783	USD	37,666,885	96,179
	4/3/2015	JPY	20,040,445,698	USD	166,810,492	(300,153)
	4/3/2015	JPY	68,106,200,014	USD	562,312,786	(5,602,279)
	4/3/2015	JPY	9,780,949,317	USD	80,714,754	(845,346)
	4/3/2015	JPY	1,304,232,018	USD	10,761,967	(113,592)
	4/3/2015	JPY	1,960,714,756	USD	16,142,951	(206,801)
	4/3/2015	JPY	326,219,464	USD	2,690,492	(29,744)
	4/3/2015	JPY	977,860,003	USD	8,071,475	(82,576)
	4/3/2015	JPY	9,135,989,956	USD	75,333,770	(848,227)
	4/3/2015	JPY	652,455,071	USD	5,380,984	(59,623)
	4/3/2015	JPY	4,553,173,058	USD	37,666,885	(300,518)
	4/3/2015	JPY	1,951,884,562	USD	16,142,951	(133,169)
	4/3/2015	JPY	4,205,596,470	USD	34,976,393	(92,684)
	4/3/2015	JPY	6,774,937,380	USD	56,500,328	6,367
	4/3/2015	JPY	2,881,908,967	USD	24,214,426	183,141
	4/3/2015	JPY	1,602,759,596	USD	13,452,459	87,577
	4/3/2015	USD	1,388,345,532	JPY	166,462,629,286	(268,751)
	4/3/2015	USD	1,465,475,839	JPY	175,886,410,196	1,182,733
	4/3/2015	USD	1,388,345,532	JPY	166,656,997,661	1,352,023
	4/3/2015	USD	2,005,387,990	JPY	240,345,750,601	(1,224,309)
	4/3/2015	USD	1,542,606,146	JPY	184,927,624,782	(555,878)
	4/3/2015	USD	1,388,345,532	JPY	166,497,337,925	20,673
	4/3/2015	USD	1,388,345,532	JPY	166,494,283,564	(4,796)
	4/3/2015	USD	1,619,736,454	JPY	194,246,894,245	24,119
	4/3/2015	USD	1,696,866,764	JPY	203,522,199,674	237,511
	4/3/2015	USD	1,542,606,146	JPY	185,097,311,458	859,083
	5/8/2015	JPY	593,594,560	USD	4,951,449	(694)
	5/8/2015	JPY	593,565,842	USD	4,951,449	(454)
	5/8/2015	JPY	166,387,658,628	USD	1,388,345,532	233,966
	5/8/2015	JPY	166,579,944,484	USD	1,388,345,532	(1,370,205)
	5/8/2015	JPY	240,240,467,732	USD	2,005,387,990	1,149,366
	5/8/2015	JPY	184,846,637,959	USD	1,542,606,146	498,046

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	173

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Japan Hedged Equity Fund (continued)
	5/8/2015	JPY	166,417,508,057	USD	1,388,345,532	$(15,057)
	5/8/2015	JPY	166,420,978,920	USD	1,388,345,532	(44,013)
	5/8/2015	JPY	175,808,739,977	USD	1,465,475,839	(1,232,374)
	5/8/2015	JPY	29,552,389,193	USD	246,534,935	(9,872)
	5/8/2015	JPY	29,552,635,728	USD	246,534,935	(11,929)
	5/8/2015	JPY	194,161,048,213	USD	1,619,736,454	(78,375)
	5/8/2015	JPY	203,428,362,942	USD	1,696,866,764	(261,892)
	5/8/2015	JPY	593,574,754	USD	4,951,449	(529)
	5/8/2015	JPY	593,535,143	USD	4,951,449	(198)
	5/8/2015	JPY	593,579,706	USD	4,951,449	(570)
	5/8/2015	JPY	185,017,095,938	USD	1,542,606,146	(924,023)
	5/8/2015	USD	66,376,137	JPY	7,955,173,381	(9,026)
	5/8/2015	USD	66,376,136	JPY	7,959,162,467	24,254
						$38,563,318
Japan Hedged Financials Fund
	4/3/2015	JPY	126,423,594	USD	1,058,000	$3,796
	4/3/2015	JPY	126,425,710	USD	1,058,000	3,778
	4/3/2015	JPY	126,442,109	USD	1,058,000	3,641
	4/3/2015	JPY	126,439,781	USD	1,058,000	3,661
	4/3/2015	JPY	126,439,464	USD	1,058,000	3,663
	4/3/2015	JPY	160,159,297	USD	1,322,341	(13,174)
	4/3/2015	JPY	158,669,018	USD	1,322,341	(747)
	4/3/2015	USD	1,190,202	JPY	142,714,265	(155)
	4/3/2015	USD	1,190,202	JPY	142,725,453	(62)
	4/3/2015	USD	1,586,937	JPY	190,309,293	(11)
	4/3/2015	USD	47,549	JPY	5,702,129	(2)
	4/3/2015	USD	793,469	JPY	95,142,884	(104)
	4/3/2015	USD	1,190,202	JPY	142,725,453	(62)
	4/3/2015	USD	1,190,202	JPY	142,721,763	(92)
	4/3/2015	USD	793,468	JPY	95,157,443	18
	5/8/2015	JPY	141,805,223	USD	1,183,050	21
	5/8/2015	JPY	141,791,855	USD	1,183,050	132
	5/8/2015	JPY	141,805,105	USD	1,183,050	22
	5/8/2015	JPY	189,081,833	USD	1,577,400	(41)
	5/8/2015	JPY	94,527,666	USD	788,700	90
	5/8/2015	JPY	141,801,556	USD	1,183,050	51
	5/8/2015	JPY	94,549,356	USD	788,700	(91)
						$4,332
Japan Hedged Health Care Fund
	4/1/2015	JPY	125,000	USD	1,042	$(1)
	4/3/2015	JPY	34,714,850	USD	290,513	1,037
	4/3/2015	JPY	34,718,714	USD	290,513	1,005
	4/3/2015	JPY	34,714,269	USD	290,513	1,042
	4/3/2015	JPY	34,718,747	USD	290,514	1,006
	4/3/2015	JPY	34,719,353	USD	290,513	1,000
	4/3/2015	JPY	174,606,284	USD	1,452,136	(3,848)
	4/3/2015	USD	435,705	JPY	52,248,436	(22)
	4/3/2015	USD	290,471	JPY	34,829,651	(38)
	4/3/2015	USD	435,705	JPY	52,244,340	(57)
	4/3/2015	USD	435,705	JPY	52,248,436	(23)

174	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Japan Hedged Health Care Fund (continued)
	4/3/2015	USD	435,705	JPY	52,247,085	$(34)
	4/3/2015	USD	580,941	JPY	69,667,838	(4)
	4/3/2015	USD	290,470	JPY	34,834,905	7
	5/8/2015	JPY	55,724,960	USD	464,945	52
	5/8/2015	JPY	37,149,960	USD	309,964	36
	5/8/2015	JPY	55,730,094	USD	464,944	8
	5/8/2015	JPY	55,728,772	USD	464,945	20
	5/8/2015	JPY	55,730,167	USD	464,945	9
	5/8/2015	JPY	74,310,095	USD	619,926	(16)
	5/8/2015	JPY	37,158,364	USD	309,963	(36)
						$1,143
Japan Hedged Real Estate Fund
	4/3/2015	JPY	856,564,059	USD	7,168,200	$25,596
	4/3/2015	JPY	856,675,166	USD	7,168,200	24,669
	4/3/2015	JPY	856,659,396	USD	7,168,200	24,801
	4/3/2015	JPY	856,549,722	USD	7,168,200	25,715
	4/3/2015	JPY	856,657,245	USD	7,168,200	24,819
	4/3/2015	USD	4,133,815	JPY	496,020,595	2,337
	4/3/2015	USD	4,756,077	JPY	570,334,485	(247)
	4/3/2015	USD	4,756,078	JPY	570,289,898	(619)
	4/3/2015	USD	3,170,718	JPY	380,251,526	74
	4/3/2015	USD	3,170,719	JPY	380,192,988	(416)
	4/3/2015	USD	4,756,078	JPY	570,334,605	(247)
	4/3/2015	USD	4,756,078	JPY	570,319,861	(369)
	4/3/2015	USD	6,341,437	JPY	760,480,344	(43)
	5/8/2015	JPY	574,754,102	USD	4,795,500	536
	5/8/2015	JPY	574,808,291	USD	4,795,500	84
	5/8/2015	JPY	574,807,812	USD	4,795,500	88
	5/8/2015	JPY	383,168,442	USD	3,197,000	365
	5/8/2015	JPY	574,793,425	USD	4,795,500	208
	5/8/2015	JPY	383,256,360	USD	3,197,000	(368)
	5/8/2015	JPY	766,444,304	USD	6,394,000	(165)
						$126,818
Japan Hedged SmallCap Equity Fund
	4/2/2015	JPY	1,500,000	USD	12,504	$(4)
	4/3/2015	JPY	2,281,608,662	USD	19,094,078	68,498
	4/3/2015	JPY	2,281,646,850	USD	19,094,078	68,180
	4/3/2015	JPY	2,281,900,801	USD	19,094,078	66,062
	4/3/2015	JPY	2,281,942,808	USD	19,094,078	65,712
	4/3/2015	JPY	2,281,895,073	USD	19,094,078	66,110
	4/3/2015	JPY	1,965,435,841	USD	16,467,681	78,562
	4/3/2015	USD	6,587,072	JPY	798,216,115	68,988
	4/3/2015	USD	21,070,200	JPY	2,526,788,952	(143)
	4/3/2015	USD	15,802,650	JPY	1,895,006,380	(819)
	4/3/2015	USD	10,535,100	JPY	1,263,237,503	(1,380)
	4/3/2015	USD	15,802,650	JPY	1,894,957,391	(1,227)
	4/3/2015	USD	15,802,649	JPY	1,895,006,260	(819)
	4/3/2015	USD	5,267,551	JPY	631,699,991	(14)
	4/3/2015	USD	21,070,199	JPY	2,526,864,685	489
	5/8/2015	JPY	2,580,674,310	USD	21,529,068	(557)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	175

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Japan Hedged SmallCap Equity Fund (continued)
	5/8/2015	JPY	1,935,421,769	USD	16,146,801	$283
	5/8/2015	JPY	1,935,420,155	USD	16,146,801	296
	5/8/2015	JPY	2,580,904,671	USD	21,529,068	(2,479)
	5/8/2015	JPY	241,996,303	USD	2,018,604	(283)
	5/8/2015	JPY	241,990,247	USD	2,018,604	(232)
	5/8/2015	JPY	241,968,648	USD	2,018,604	(52)
	5/8/2015	JPY	1,290,156,311	USD	10,764,534	1,230
	5/8/2015	JPY	241,984,595	USD	2,018,604	(185)
	5/8/2015	JPY	1,935,371,714	USD	16,146,801	701
	5/8/2015	JPY	645,177,727	USD	5,382,267	(215)
	5/8/2015	JPY	241,988,228	USD	2,018,604	(215)
						$476,487
Japan Hedged Tech, Media and Telecom Fund
	4/1/2015	JPY	240,150	USD	2,000	$(3)
	4/3/2015	JPY	102,043,915	USD	853,974	3,063
	4/3/2015	JPY	102,045,623	USD	853,974	3,049
	4/3/2015	JPY	102,056,980	USD	853,974	2,955
	4/3/2015	JPY	102,058,859	USD	853,974	2,939
	4/3/2015	JPY	102,056,724	USD	853,974	2,957
	4/3/2015	USD	640,481	JPY	76,804,560	(33)
	4/3/2015	USD	640,481	JPY	76,798,539	(83)
	4/3/2015	USD	426,987	JPY	51,206,842	10
	4/3/2015	USD	426,987	JPY	51,198,943	(56)
	4/3/2015	USD	640,480	JPY	76,804,440	(33)
	4/3/2015	USD	640,480	JPY	76,802,454	(50)
	4/3/2015	USD	853,974	JPY	102,410,611	(6)
	5/8/2015	JPY	79,648,309	USD	664,489	12
	5/8/2015	JPY	79,640,867	USD	664,489	74
	5/8/2015	JPY	53,105,880	USD	442,992	(51)
	5/8/2015	JPY	53,093,818	USD	442,993	51
	5/8/2015	JPY	79,646,316	USD	664,489	29
	5/8/2015	JPY	79,648,256	USD	664,488	12
	5/8/2015	JPY	106,202,401	USD	885,985	(23)
						$14,813
Japan SmallCap Dividend Fund
	4/1/2015	JPY	25,000,000	USD	208,151	$(312)
Korea Hedged Equity Fund
	4/6/2015	KRW	3,804,215,446	USD	3,457,121	$30,049
	4/6/2015	KRW	3,804,215,636	USD	3,447,659	20,587
	4/6/2015	KRW	3,804,215,446	USD	3,445,691	18,620
	4/6/2015	KRW	3,804,215,446	USD	3,448,237	21,166
	4/6/2015	KRW	3,804,215,258	USD	3,447,096	20,025
	4/6/2015	KRW	94,992,317	USD	86,005	430
	4/6/2015	KRW	1,188,947,669	USD	1,075,776	4,699
	4/6/2015	KRW	1,192,192,728	USD	1,084,837	10,837
	4/6/2015	USD	2,905,814	KRW	3,224,581,706	(913)
	4/6/2015	USD	1,938,432	KRW	2,149,720,994	(1,831)
	4/6/2015	USD	1,939,481	KRW	2,149,720,784	(2,880)
	4/6/2015	USD	2,910,535	KRW	3,224,581,491	(5,634)

176	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Korea Hedged Equity Fund (continued)
	4/6/2015	USD	2,905,450	KRW	3,224,581,491	$(549)
	4/6/2015	USD	2,906,469	KRW	3,224,581,491	(1,567)
	4/6/2015	USD	3,876,864	KRW	4,299,441,989	(3,662)
	5/6/2015	KRW	2,154,080,753	USD	1,939,740	993
	5/6/2015	KRW	3,231,121,345	USD	2,906,992	(1,128)
	5/6/2015	KRW	2,154,080,541	USD	1,939,565	819
	5/6/2015	KRW	114,153,000	USD	102,794	53
	5/6/2015	KRW	3,231,121,129	USD	2,914,123	6,003
	5/6/2015	KRW	3,231,121,129	USD	2,908,098	(21)
	5/6/2015	KRW	3,231,121,129	USD	2,908,169	50
	5/6/2015	KRW	4,308,161,506	USD	3,879,304	1,812
						$117,958
United Kingdom Hedged Equity Fund
	4/2/2015	GBP	3,266,057	USD	5,046,329	$197,864
	4/2/2015	GBP	3,266,084	USD	5,046,329	197,823
	4/2/2015	GBP	3,266,317	USD	5,046,329	197,478
	4/2/2015	GBP	6,533,014	USD	10,092,658	394,391
	4/2/2015	GBP	871,399	USD	1,327,271	33,678
	4/2/2015	GBP	896,569	USD	1,327,271	(3,687)
	4/2/2015	USD	211,000	GBP	141,295	(1,247)
	4/2/2015	USD	16,122	GBP	10,860	—
	4/2/2015	USD	16,122	GBP	10,860	—
	4/2/2015	USD	16,122	GBP	10,860	—
	4/2/2015	USD	5,535,037	GBP	3,728,553	4
	4/2/2015	USD	11,070,074	GBP	7,457,106	8
	4/2/2015	USD	16,122	GBP	10,860	—
	4/2/2015	USD	5,535,038	GBP	3,728,805	377
	4/2/2015	USD	16,121	GBP	10,860	1
	4/2/2015	USD	5,535,038	GBP	3,728,740	280
	5/5/2015	GBP	3,654,698	USD	5,423,864	(369)
	5/5/2015	GBP	174,222	USD	258,559	(18)
	5/5/2015	GBP	3,654,525	USD	5,423,864	(114)
	5/5/2015	GBP	174,214	USD	258,559	(5)
	5/5/2015	GBP	348,423	USD	517,118	(5)
	5/5/2015	GBP	7,308,962	USD	10,847,727	(96)
	5/5/2015	GBP	3,654,681	USD	5,423,864	(344)
	5/5/2015	GBP	174,221	USD	258,559	(16)
						$1,016,003

Currency Legend:

AUD - Australian dollar

CHF - Swiss franc

DKK - Danish krone

EUR - Euro

GBP - British pound

HKD - Hong Kong dollar

ILS - Israeli New shekel

JPY - Japanese yen

KRW - South Korean won

NOK - Norwegian krone

NZD - New Zealand dollar

SEK - Swedish krona

SGD - Singapore dollar

USD - U.S. dollar

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	177

Notes to Financial Statements (continued)

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high-grade debt obligations, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The value of the investment of cash collateral for securities on loan along with the obligation to return such collateral are included on the Statements of Assets and Liabilities. The value of securities received as collateral for securities on loan are not included on the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees, all of which are included in the securities lending income earned by the Funds and disclosed on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults.

Master Netting Arrangements — Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) is generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASU 2011-11 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), including Forward Contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

A Fund’s security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Fund and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower, collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

178	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of March 31, 2015, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities
	Gross Amounts in Statement of Assets and Liabilities	Gross Amounts Not Offset in Statement of Assets and Liabilities			Gross Amounts in Statement of Assets and Liabilities	Gross Amounts Not Offset in Statement of Assets and Liabilities
Fund		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Pledged	Net Amount
Australia Dividend Fund
Securities Lending	$7,886,415	$—	(7,886,415)[1]	$—	$—	$—	$—	$—
DEFA Equity Income Fund
Securities Lending	30,735,346	—	(30,735,346)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	4,776	—	—	4,776	—	—	—	—
DEFA Fund
Securities Lending	54,207,089	—	(54,207,089)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	8,895	—	—	8,895	76	—	—	76
Europe Dividend Growth Fund
Securities Lending	123,854	—	(123,854)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	5	—	—	5	3	—	—	3
Europe Hedged Equity Fund
Securities Lending	836,848,771	—	(836,848,771)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	588,401,414	(30,194,487)	—	558,206,927	31,157,980	(30,194,487)	—	963,493
Europe Hedged SmallCap Equity Fund
Securities Lending	2,573,225	—	(2,573,225)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	1,149,816	—	—	1,149,816	597,726	—	—	597,726
Europe SmallCap Dividend Fund
Securities Lending	91,707,559	—	(91,707,559)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	8,290	—	—	8,290	8,384	—	—	8,384
Germany Hedged Equity Fund
Securities Lending	5,644,483	—	(5,644,483)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	4,996,866	(6,341)	—	4,990,525	1,437,692	(6,341)	—	1,431,351
International Dividend ex-Financials Fund
Securities Lending	13,466,847	—	(13,466,847)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	—	—	—	—	125	—	—	125
International Hedged Dividend Growth Fund
Securities Lending	5,145,269	—	(5,145,269)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	4,441,151	—	—	4,441,151	398,044	—	—	398,044
International LargeCap Dividend Fund
Securities Lending	21,432,994	—	(21,432,994)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	17	—	—	17	846	—	—	846
International MidCap Dividend Fund
Securities Lending	25,467,961	—	(25,467,961)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	—	—	—	—	33	—	—	33

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	179

Notes to Financial Statements (continued)

	Assets				Liabilities
	Gross Amounts in Statement of Assets and Liabilities	Gross Amounts Not Offset in Statement of Assets and Liabilities			Gross Amounts in Statement of Assets and Liabilities	Gross Amounts Not Offset in Statement of Assets and Liabilities
Fund		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Pledged	Net Amount
International SmallCap Dividend Fund
Securities Lending	$157,008,077	$—	$(157,008,077)[1]	$—	$—	$—	$—	$—
Forward Foreign Currency Contracts	8,573	—	—	8,573	514	—	—	514
Japan Hedged Capital Goods Fund
Securities Lending	615,549	—	(615,549)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	6,925	—	—	6,925	214	—	—	214
Japan Hedged Equity Fund
Securities Lending	1,752,022,320	—	(1,752,022,320)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	53,243,359	(1,131,439)	—	52,111,920	14,680,041	(1,131,439)	—	13,548,602
Japan Hedged Financials Fund
Securities Lending	1,351,270	—	(1,351,270)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	18,873	—	—	18,873	14,541	—	—	14,541
Japan Hedged Health Care Fund
Securities Lending	772,592	—	(772,592)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	5,222	—	—	5,222	4,079	—	—	4,079
Japan Hedged Real Estate Fund
Securities Lending	7,683,277	—	(7,683,277)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	129,292	—	—	129,292	2,474	—	—	2,474
Japan Hedged SmallCap Equity Fund
Securities Lending	20,458,147	—	(20,458,147)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	485,111	(3,641)	—	481,470	8,624	(3,641)	—	4,983
Japan Hedged Tech, Media and Telecom Fund
Securities Lending	1,019,263	—	(1,019,263)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	15,151	—	—	15,151	338	—	—	338
Japan SmallCap Dividend Fund
Securities Lending	55,170,958	—	(55,170,958)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	—	—	—	—	312	—	—	312
Korea Hedged Equity Fund
Forward Foreign Currency Contracts	136,143	(5,017)	—	131,126	18,185	(5,017)	—	13,168
United Kingdom Hedged Equity Fund
Securities Lending	41,835	—	(41,835)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	1,021,904	(8)	—	1,021,896	5,901	(8)	—	5,893
[1]

The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero. A breakout of the total amount of cash and non-cash securities lending collateral received is located in the Schedule of Investments.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

180	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of each Fund to pay out dividends, if any, to investors’ at least annually. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

3. ADVISORY FEES AND TRANSACTIONS

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Capital Management Corporation (“MCM”) to provide sub-advisory services to the Funds. MCM is compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee of up to 0.0044% of each Fund’s average daily net assets. WTAM expects to receive advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate
Australia Dividend Fund	0.58%
DEFA Equity Income Fund	0.58%
DEFA Fund	0.48%
Europe Dividend Growth Fund	0.58%
Europe Hedged Equity Fund	0.58%
Europe Hedged SmallCap Equity Fund	0.58%
Europe SmallCap Dividend Fund	0.58%
Germany Hedged Equity Fund	0.48%
International Dividend ex-Financials Fund	0.58%
International Hedged Dividend Growth Fund	0.58%
International LargeCap Dividend Fund	0.48%
International MidCap Dividend Fund	0.58%
International SmallCap Dividend Fund	0.58%
Japan Hedged Capital Goods Fund	0.48%*
Japan Hedged Equity Fund	0.48%
Japan Hedged Financials Fund	0.48%*
Japan Hedged Health Care Fund	0.48%*
Japan Hedged Real Estate Fund	0.48%*
Japan Hedged SmallCap Equity Fund	0.58%
Japan Hedged Tech, Media and Telecom Fund	0.48%*
Japan SmallCap Dividend Fund	0.58%
Korea Hedged Equity Fund	0.58%
United Kingdom Hedged Equity Fund	0.48%
*	WTAM has contractually agreed to limit the advisory fee to 0.43% through July 31, 2015, unless earlier terminated by the Board of Trustees of the Trust for any reason.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	181

Notes to Financial Statements (continued)

Each Fund may purchase shares of affiliated exchanged-traded funds (“ETF”) in secondary market transactions. For the fiscal year or period ended March 31, 2015, WTAM waived its advisory fees for each Fund’s investment, associated with daily uninvested cash, in correlated affiliated ETFs net of any incremental costs as a result of these transactions (fund accounting, safekeeping, transaction fees, etc.) that are paid by WTAM out of the advisory fee received from the affiliated ETFs. Please see Note 7 for additional information on Other Affiliated Parties and Transactions. WTAM has also contractually agreed to limit the advisory fee to 0.43% through July 31, 2015, unless earlier terminated by the Board of Trustees of the Trust, for the Japan Hedged Capital Goods Fund, Japan Hedged Financials Fund, Japan Hedged Health Care Fund, Japan Hedged Real Estate Fund, and the Japan Hedged Tech, Media and Telecom Fund.

For the fiscal year or period ended March 31, 2015, the advisory fees waived by WTAM were as follows:

Fund	Advisory Fees Waived
Australia Dividend Fund	$—
DEFA Equity Income Fund	1,542
DEFA Fund	3,357
Europe Dividend Growth Fund[1]	—
Europe Hedged Equity Fund	—
Europe Hedged SmallCap Equity Fund[2]	—
Europe SmallCap Dividend Fund	2,230
Germany Hedged Equity Fund	—
International Dividend ex-Financials Fund	8,080
International Hedged Dividend Growth Fund[1]	—
International LargeCap Dividend Fund	1,265
International MidCap Dividend Fund	457
International SmallCap Dividend Fund	7,623
Japan Hedged Capital Goods Fund[3]	1,087
Japan Hedged Equity Fund	—
Japan Hedged Financials Fund[3]	2,880
Japan Hedged Health Care Fund[3]	989
Japan Hedged Real Estate Fund[3]	10,439
Japan Hedged SmallCap Equity Fund	—
Japan Hedged Tech, Media and Telecom Fund[3]	1,615
Japan SmallCap Dividend Fund	1,290
Korea Hedged Equity Fund	—
United Kingdom Hedged Equity Fund	—
[1]	For the period May 7, 2014 (commencement of operations) through March 31, 2015.

[2]	For the period March 4, 2015 (commencement of operations) through March 31, 2015.

[3]	For the period April 8, 2014 (commencement of operations) through March 31, 2015.

4. CAPITAL SHARE TRANSACTIONS

As of March 31, 2015, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of creation units of a Fund generally consists of the in-kind contribution of a designated portfolio of equity securities constituting a portfolio sampling representation of the securities included in the relevant Fund’s underlying Index and an amount of cash. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

182	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) for the fiscal year or period ended March 31, 2015 were as follows:

Fund	Purchases	Sales
Australia Dividend Fund	$13,927,138	$13,555,869
DEFA Equity Income Fund	66,524,070	66,900,169
DEFA Fund	114,023,619	111,136,514
Europe Dividend Growth Fund[1]	2,854,187	2,830,277
Europe Hedged Equity Fund	2,097,451,970	592,000,591
Europe Hedged SmallCap Equity Fund[2]	5,882,122	1,029,859
Europe SmallCap Dividend Fund	481,207,961	476,917,180
Germany Hedged Equity Fund	20,073,823	4,777,726
International Dividend ex-Financials Fund	161,466,614	161,624,588
International Hedged Dividend Growth Fund[1]	17,663,355	5,258,554
International LargeCap Dividend Fund	40,269,912	40,288,112
International MidCap Dividend Fund	41,637,291	41,488,936
International SmallCap Dividend Fund	232,127,058	230,925,304
Japan Hedged Capital Goods Fund[3]	830,520	789,572
Japan Hedged Equity Fund	4,297,299,213	3,619,099,645
Japan Hedged Financials Fund[3]	2,238,697	1,747,735
Japan Hedged Health Care Fund[3]	658,324	594,646
Japan Hedged Real Estate Fund[3]	6,316,796	4,532,755
Japan Hedged SmallCap Equity Fund	45,994,693	36,818,577
Japan Hedged Tech, Media and Telecom Fund[3]	1,177,546	921,318
Japan SmallCap Dividend Fund	111,867,130	105,090,300
Korea Hedged Equity Fund	20,692,452	8,884,906
United Kingdom Hedged Equity Fund	7,279,549	4,485,135
[1]	For the period May 7, 2014 (commencement of operations) through March 31, 2015.

[2]	For the period March 4, 2015 (commencement of operations) through March 31, 2015.

[3]	For the period April 8, 2014 (commencement of operations) through March 31, 2015.

For the fiscal year or period ended March 31, 2015, the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions were as follows:

Fund	Purchases	Sales
Australia Dividend Fund	$5,406,731	$5,329,156
DEFA Equity Income Fund	64,856,615	—
DEFA Fund	101,506,413	—
Europe Dividend Growth Fund[1]	20,806,399	7,999,312
Europe Hedged Equity Fund	14,765,787,552	126,039,526
Europe Hedged SmallCap Equity Fund[2]	119,348,249	—
Europe SmallCap Dividend Fund	889,608,562	1,265,866,872
Germany Hedged Equity Fund	261,970,763	—
International Dividend ex-Financials Fund	69,835,796	47,517,590
International Hedged Dividend Growth Fund[1]	191,897,664	—
International LargeCap Dividend Fund	61,450,262	—
International MidCap Dividend Fund	28,537,330	10,652,820
International SmallCap Dividend Fund	309,792,190	224,055,487
Japan Hedged Capital Goods Fund[3]	5,139,449	2,507,365
Japan Hedged Equity Fund	5,407,917,611	2,969,590,268
Japan Hedged Financials Fund[3]	10,071,866	2,771,057
Japan Hedged Health Care Fund[3]	3,985,949	1,359,693
Japan Hedged Real Estate Fund[3]	35,226,036	5,381,318

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	183

Notes to Financial Statements (continued)

Fund	Purchases	Sales
Japan Hedged SmallCap Equity Fund	49,020,737	21,918,395
Japan Hedged Tech, Media and Telecom Fund[3]	4,997,204	1,292,068
Japan SmallCap Dividend Fund	15,835,797	40,261,865
Korea Hedged Equity Fund	—	—
United Kingdom Hedged Equity Fund	17,511,388	5,976,326
[1]	For the period May 7, 2014 (commencement of operations) through March 31, 2015.

[2]	For the period March 4, 2015 (commencement of operations) through March 31, 2015.

[3]	For the period April 8, 2014 (commencement of operations) through March 31, 2015.

Realized gains and losses on in-kind redemptions are not recognized by the Funds for tax purposes.

6. FEDERAL INCOME TAXES

At March 31, 2015, the cost of investments (including securities on loan) for Federal income tax purposes was as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Australia Dividend Fund	$58,493,452	$6,516,187	$(8,397,858)	$(1,881,671)
DEFA Equity Income Fund	350,767,686	41,243,345	(25,799,781)	15,443,564
DEFA Fund	620,052,573	106,330,466	(30,636,980)	75,693,486
Europe Dividend Growth Fund	12,738,175	218,869	(1,291,490)	(1,072,621)
Europe Hedged Equity Fund	18,019,209,202	449,705,165	(217,926,115)	231,779,050
Europe Hedged SmallCap Equity Fund	125,673,825	2,424,523	(1,664,094)	760,429
Europe SmallCap Dividend Fund	1,007,179,736	37,650,093	(107,497,792)	(69,847,699)
Germany Hedged Equity Fund	291,541,696	6,412,469	(1,792,096)	4,620,373
International Dividend ex-Financials Fund	342,273,971	31,650,293	(39,168,209)	(7,517,916)
International Hedged Dividend Growth Fund	209,315,910	3,876,830	(3,619,602)	257,228
International LargeCap Dividend Fund	343,603,875	51,927,282	(19,572,390)	32,354,892
International MidCap Dividend Fund	157,035,887	28,859,450	(6,208,489)	22,650,961
International SmallCap Dividend Fund	1,015,519,656	137,372,350	(82,122,468)	55,249,882
Japan Hedged Capital Goods Fund	3,400,528	79,858	(99,328)	(19,470)
Japan Hedged Equity Fund	16,543,647,958	1,307,112,766	(382,617,517)	924,495,249
Japan Hedged Financials Fund	9,152,602	278,069	(186,427)	91,642
Japan Hedged Health Care Fund	3,617,890	302,842	(31,496)	271,346
Japan Hedged Real Estate Fund	40,258,782	543,904	(986,298)	(442,394)
Japan Hedged SmallCap Equity Fund	133,916,497	8,315,964	(4,444,534)	3,871,430
Japan Hedged Tech, Media and Telecom Fund	5,132,614	464,435	(156,548)	307,887
Japan SmallCap Dividend Fund	308,982,545	42,949,060	(10,632,752)	32,316,308
Korea Hedged Equity Fund	19,752,294	613,334	(1,064,403)	(451,069)
United Kingdom Hedged Equity Fund	30,428,344	782,438	(3,039,439)	(2,257,001)

At March 31, 2015, the components of accumulated earnings/(loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation)	Currency and Other Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Losses)
Australia Dividend Fund	$127,605	$(20,241,941)	$(1,881,671)	$(7,171)	$(22,003,178)
DEFA Equity Income Fund	1,043,346	(91,855,303)	15,443,564	(33,423)	(75,401,816)
DEFA Fund	2,127,485	(247,246,953)	75,693,486	(62,497)	(169,488,479)
Europe Dividend Growth Fund	21,498	(51,775)	(1,072,621)	(885)	(1,103,783)
Europe Hedged Equity Fund	509,954,434	737,085,064	231,779,050	(4,983,475)	1,473,835,073
Europe Hedged SmallCap Equity Fund	622,122	334,836	760,429	(10,145)	1,707,242
Europe SmallCap Dividend Fund	5,772,889	(69,599,450)	(69,847,699)	(95,020)	(133,769,280)
Germany Hedged Equity Fund	2,515,581	3,927,059	4,620,373	(7,926)	11,055,087

184	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation)	Currency and Other Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Losses)
International Dividend ex-Financials Fund	$799,832	$(146,451,411)	$(7,517,916)	$(54,713)	$(153,224,208)
International Hedged Dividend Growth Fund	2,816,763	3,315,369	257,228	7,082	6,396,442
International LargeCap Dividend Fund	945,301	(64,760,911)	32,354,892	(37,511)	(31,498,229)
International MidCap Dividend Fund	539,941	(83,637,109)	22,650,961	(13,420)	(60,459,627)
International SmallCap Dividend Fund	6,178,573	(233,042,627)	55,249,882	(97,051)	(171,711,223)
Japan Hedged Capital Goods Fund	49,299	50,992	(19,470)	(151)	80,670
Japan Hedged Equity Fund	338,709,342	436,828,633	924,495,249	(1,822,511)	1,698,210,713
Japan Hedged Financials Fund	70,747	32,909	91,642	(498)	194,800
Japan Hedged Health Care Fund	45,281	55,943	271,346	(309)	372,261
Japan Hedged Real Estate Fund	784,349	700,658	(442,394)	(2,183)	1,040,430
Japan Hedged SmallCap Equity Fund	2,346,764	3,164,723	3,871,430	(8,490)	9,374,427
Japan Hedged Tech, Media and Telecom Fund	136,989	106,591	307,887	(116)	551,351
Japan SmallCap Dividend Fund	2,210,130	(37,013,505)	32,316,308	(41,422)	(2,528,489)
Korea Hedged Equity Fund	3,769	(134,470)	(451,069)	(1,347)	(583,117)
United Kingdom Hedged Equity Fund	454,090	100,489	(2,257,001)	(284)	(1,702,706)

The tax character of distributions paid during the fiscal years or periods ended March 31, 2015 and March 31, 2014, was as follows:

	Year/Period Ended March 31, 2015		Year/Period Ended March 31, 2014
Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Capital Gains	Distributions Paid from Ordinary Income*		Distributions Paid from Long-Term Gains
Australia Dividend Fund	$1,972,575	$—	$2,462,154		$—
DEFA Equity Income Fund	13,241,538	—	14,535,126		—
DEFA Fund	20,650,247	—	22,732,659		—
Europe Dividend Growth Fund[1]	174,792	—	—		—
Europe Hedged Equity Fund	144,026,657	114,683,770	9,199,353		—
Europe Hedged SmallCap Equity Fund[2]	—	—	—		—
Europe SmallCap Dividend Fund	37,998,494	—	3,161,594		—
Germany Hedged Equity Fund	633,487	608,209	—	[3]	—
International Dividend ex-Financials Fund	15,437,232	—	15,909,125		—
International Hedged Dividend Growth Fund[1]	437,423	357,396	—		—
International LargeCap Dividend Fund	12,260,118	—	12,150,590		—
International MidCap Dividend Fund	4,298,234	—	4,342,219		—
International SmallCap Dividend Fund	28,286,347	—	27,535,002		—
Japan Hedged Capital Goods Fund[4]	74,676	86,828	—		—
Japan Hedged Equity Fund	627,071,174	684,541,310	188,544,430		108,107,302
Japan Hedged Financials Fund[4]	296,278	388,762	—		—
Japan Hedged Health Care Fund[4]	91,689	109,145	—		—
Japan Hedged Real Estate Fund[4]	985,776	1,115,147	—		—
Japan Hedged SmallCap Equity Fund	3,081,275	5,010,437	102,144	[5]	—
Japan Hedged Tech, Media and Telecom Fund[4]	131,588	190,482	—		—
Japan SmallCap Dividend Fund	4,434,720	—	5,814,634		—
Korea Hedged Equity Fund	84,857	—	23,127	[6]	—
United Kingdom Hedged Equity Fund	756,787	—	1,253,723	[5]	—

*	Includes short-term capital gains if any.

[1]	For the period May 7, 2014 (commencement of operations) through March 31, 2015.

[2]	For the period March 4, 2015 (commencement of operations) through March 31, 2015.

[3]	For the period October 17, 2013 (commencement of operations) through March 31, 2014.

[4]	For the period April 8, 2014 (commencement of operations) through March 31, 2015.

[5]	For the period June 28, 2013 (commencement of operations) through March 31, 2014.

[6]	For the period November 7, 2013 (commencement of operations) through March 31, 2014.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	185

Notes to Financial Statements (continued)

At March 31, 2015, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains through the years indicated. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Capital Loss Available Through 2016	Capital Loss Available Through 2017	Capital Loss Available Through 2018	Capital Loss Available Through 2019	Short-Term Post-Effective* No Expiration	Long-Term Post-Effective* No Expiration	Capital Loss Available Total
Australia Dividend Fund	$23,230	$2,237,436	$10,402,798	$2,670,223	$3,957,400	$927,268	$20,218,355
DEFA Equity Income Fund	972,353	24,469,991	41,582,445	7,637,372	3,068,361	12,453,802	90,184,324
DEFA Fund	—	24,645,745	187,173,747	8,855,174	2,883,279	21,940,329	245,498,274
Europe Dividend Growth Fund	—	—	—	—	7,812	—	7,812
Europe Hedged Equity Fund	—	—	—	—	—	—	—
Europe Hedged SmallCap Equity Fund	—	—	—	—	—	—	—
Europe SmallCap Dividend Fund	—	—	15,981,777	2,102,724	38,619,537	—	56,704,038
Germany Hedged Equity Fund	—	—	—	—	—	—	—
International Dividend ex-Financials Fund	—	37,831,029	106,422,557	—	—	—	144,253,586
International Hedged Dividend Growth Fund	—	—	—	—	—	—	—
International LargeCap Dividend Fund	911,666	10,714,056	21,950,675	8,092,071	3,117,471	19,226,135	64,012,074
International MidCap Dividend Fund	2,200,353	10,045,031	49,400,362	11,183,904	2,627,393	7,933,581	83,390,624
International SmallCap Dividend Fund	—	21,554,037	176,126,796	6,365,431	13,079,212	4,934,523	222,059,999
Japan Hedged Capital Goods Fund	—	—	—	—	—	—	—
Japan Hedged Equity Fund	—	—	—	—	—	—	—
Japan Hedged Financials Fund	—	—	—	—	—	—	—
Japan Hedged Health Care Fund	—	—	—	—	—	—	—
Japan Hedged Real Estate Fund	—	—	—	—	—	—	—
Japan Hedged SmallCap Equity Fund	—	—	—	—	—	—	—
Japan Hedged Tech, Media and Telecom Fund	—	—	—	—	—	—	—
Japan SmallCap Dividend Fund	450,744	2,793,131	13,069,045	3,661,232	6,089,083	10,624,905	36,688,140
Korea Hedged Equity Fund	—	—	—	—	—	—	—
United Kingdom Hedged Equity Fund	—	—	—	—	—	—	—
*	Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The character of these losses is noted above.

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

During the fiscal year or period ended March 31, 2015, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Short-Term Post-October Capital Losses	Long-Term Post-October Capital Losses
Australia Dividend Fund	$178,585	$(154,999)
DEFA Equity Income Fund	1,135,131	535,848
DEFA Fund	736,931	1,011,748
Europe Dividend Growth Fund[1]	43,930	33
Europe Hedged Equity Fund	—	—
Europe Hedged SmallCap Equity Fund[2]	—	—
Europe SmallCap Dividend Fund	7,224,312	5,671,100
Germany Hedged Equity Fund	—	—
International Dividend ex-Financials Fund	862,339	1,335,486
International Hedged Dividend Growth Fund[1]	—	—
International LargeCap Dividend Fund	420,188	328,649
International MidCap Dividend Fund	424,890	(178,405)
International SmallCap Dividend Fund	11,454,025	(471,397)

186	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (continued)

Fund	Short-Term Post-October Capital Losses	Long-Term Post-October Capital Losses
Japan Hedged Capital Goods Fund[3]	$—	$—
Japan Hedged Equity Fund	—	—
Japan Hedged Financials Fund[3]	—	—
Japan Hedged Health Care Fund[2]	—	—
Japan Hedged Real Estate Fund[3]	—	—
Japan Hedged SmallCap Equity Fund	—	—
Japan Hedged Tech, Media and Telecom Fund[3]	—	—
Japan SmallCap Dividend Fund	1,335,928	(1,010,563)
Korea Hedged Equity Fund	—	134,470
United Kingdom Hedged Equity Fund	—	—
[1]	For the period May 7, 2014 (commencement of operations) through March 31, 2015.

[2]	For the period March 4, 2015 (commencement of operations) through March 31, 2015.

[3]	For the period April 8, 2014 (commencement of operations) through March 31, 2015.

During the fiscal year or period ended March 31, 2015, the following Funds utilized capital loss carryforwards of the noted amounts to offset realized gains.

Fund	Utilized Capital Loss Carryforward
Australia Dividend Fund	$1,342,260
DEFA Equity Income Fund	993,883
DEFA Fund	—
Europe Dividend Growth Fund[1]	—
Europe Hedged Equity Fund	22,770,268
Europe Hedged SmallCap Equity Fund[2]	—
Europe SmallCap Dividend Fund	—
Germany Hedged Equity Fund	—
International Dividend ex-Financials Fund	23,443,100
International Hedged Dividend Growth Fund[1]	—
International LargeCap Dividend Fund	—
International MidCap Dividend Fund	3,326,640
International SmallCap Dividend Fund	—
Japan Hedged Capital Goods Fund[3]	—
Japan Hedged Equity Fund	—
Japan Hedged Financials Fund[3]	—
Japan Hedged Health Care Fund[3]	—
Japan Hedged Real Estate Fund[3]	—
Japan Hedged SmallCap Equity Fund	—
Japan Hedged Tech, Media and Telecom Fund[3]	—
Japan SmallCap Dividend Fund	—
Korea Hedged Equity Fund	—
United Kingdom Hedged Equity Fund	1,653,585
[1]	For the period May 7, 2014 (commencement of operations) through March 31, 2015.

[2]	For the period March 4, 2015 (commencement of operations) through March 31, 2015.

[3]	For the period April 8, 2014 (commencement of operations) through March 31, 2015.

At March 31, 2015, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Australia Dividend Fund	$(45,498)	$(506,323)	$551,821
DEFA Equity Income Fund	(170,693)	170,693	—

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	187

Notes to Financial Statements (continued)

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
DEFA Fund	$(223,431)	$223,431	$—
Europe Dividend Growth Fund	(4,397)	172,098	(167,701)
Europe Hedged Equity Fund	8,654,633	(24,414,171)	15,759,538
Europe Hedged SmallCap Equity Fund	330	(330)	—
Europe SmallCap Dividend Fund	1,244,086	(53,668,312)	52,424,226
Germany Hedged Equity Fund	46,473	(46,473)	—
International Dividend ex-Financials Fund	(170,524)	(2,622,438)	2,792,962
International Hedged Dividend Growth Fund	(226,251)	226,251	—
International LargeCap Dividend Fund	(168,155)	181,011	(12,856)
International MidCap Dividend Fund	(48,370)	(2,244,916)	2,293,286
International SmallCap Dividend Fund	1,152,712	(67,053,295)	65,900,583
Japan Hedged Capital Goods Fund	4,629	(226,315)	221,686
Japan Hedged Equity Fund	(5,262,186)	(359,486,657)	364,748,843
Japan Hedged Financials Fund	363	(349,833)	349,470
Japan Hedged Health Care Fund	(1,986)	(117,575)	119,561
Japan Hedged Real Estate Fund	95,916	(597,845)	501,929
Japan Hedged SmallCap Equity Fund	45,191	(3,136,586)	3,091,395
Japan Hedged Tech, Media and Telecom Fund	45,359	(142,868)	97,509
Japan SmallCap Dividend Fund	204,810	(8,790,254)	8,585,444
Korea Hedged Equity Fund	893	(893)	—
United Kingdom Hedged Equity Fund	14,807	(285,088)	270,281

These differences are primarily due to redemptions-in-kind, foreign currency transactions, investments in passive foreign investments companies, investments in partnerships, and utilization of earnings and profits distributed to the shareholders on redemption of shares.

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. As of and during the fiscal year or period ended March 31, 2015, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Generally, each of the tax years in the four-year period ended March 31, 2015, remains subject to examination by taxing authorities.

7. OTHER AFFILIATED PARTIES AND TRANSACTIONS

Affiliated holdings are funds which are managed by, or an affiliate of, WTAM. Transactions with affiliated funds during the fiscal year ended March 31, 2015 are as follows:

Fund	Value at 3/31/2014	Purchases/ Additions	Sales/ Reductions	Value at 3/31/2015	Dividend Income	Capital Gain Distributions
DEFA Equity Income Fund
WisdomTree International LargeCap Dividend Fund	$89,234	$6,145,612	$5,751,236	$409,180	$41,093	$—

DEFA Fund
WisdomTree International Dividend ex-Financials Fund	$545,678	$11,325,763	$9,787,539	$1,935,496	$62,227	$—

Europe SmallCap Dividend Fund
WisdomTree International MidCap Dividend Fund	$3,386,251	$6,642,354	$9,127,848	$940,186	$78,485	$—

International Dividend ex-Financials Fund
WisdomTree International LargeCap Dividend Fund	$668,163	$7,171,415	$7,350,893	$217,173	$79,912	$—

188	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Notes to Financial Statements (concluded)

Fund	Value at 3/31/2014	Purchases/ Additions	Sales/ Reductions	Value at 3/31/2015	Dividend Income	Capital Gain Distributions
International LargeCap Dividend Fund
WisdomTree International MidCap Dividend Fund	$243,088	$2,796,222	$2,505,748	$531,164	$20,074	$—

International MidCap Dividend Fund
WisdomTree Australia Dividend Fund	$611,578	$777,022	$1,065,818	$285,049	$10,204	$—
WisdomTree Japan Hedged Equity Fund	627,160	753,988	1,112,324	287,065	4,710	174
Total	$1,238,738	$1,531,010	$2,178,142	$572,114	$14,914	$174

International SmallCap Dividend Fund
WisdomTree Europe SmallCap Dividend Fund	$3,378,621	$17,823,567	$17,263,282	$3,658,097	$56,946	$—
WisdomTree Japan SmallCap Dividend Fund	2,819,491	14,374,038	14,345,260	3,007,859	24,315	—
Total	$6,198,112	$32,197,605	$31,608,542	$6,665,956	$81,261	$—

Japan SmallCap Dividend Fund
WisdomTree Japan Hedged Equity Fund	$1,469,670	$2,611,708	$3,751,825	$258,844	$25,712	$11,058

8. RECENT ACCOUNTING PRONOUNCEMENT

In June 2014, The FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Trust’s financial statement disclosures.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	189

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of WisdomTree Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of WisdomTree Australia Dividend Fund, WisdomTree DEFA Equity Income Fund, WisdomTree DEFA Fund, WisdomTree Europe Dividend Growth Fund, WisdomTree Europe Hedged Equity Fund, WisdomTree Europe Hedged SmallCap Equity Fund, WisdomTree Europe SmallCap Dividend Fund, WisdomTree Germany Hedged Equity Fund, WisdomTree International Dividend Ex-Financials Fund, WisdomTree International Hedged Dividend Growth Fund, WisdomTree International LargeCap Dividend Fund, WisdomTree International MidCap Dividend Fund, WisdomTree International SmallCap Dividend Fund, WisdomTree Japan Hedged Capital Goods Fund, WisdomTree Japan Hedged Equity Fund , WisdomTree Japan Hedged Financials Fund, WisdomTree Japan Hedged Health Care Fund, WisdomTree Japan Hedged Real Estate Fund, WisdomTree Japan Hedged SmallCap Equity Fund, WisdomTree Japan Hedged Tech, Media and Telecom Fund, WisdomTree Japan SmallCap Dividend Fund, WisdomTree Korea Hedged Equity Fund, and WisdomTree United Kingdom Hedged Equity Fund (twenty-three of the investment funds constituting WisdomTree Trust (the “Trust”)) as of March 31, 2015, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WisdomTree Australia Dividend Fund, WisdomTree DEFA Equity Income Fund, WisdomTree DEFA Fund, WisdomTree Europe Dividend Growth Fund, WisdomTree Europe Hedged Equity Fund, WisdomTree Europe Hedged SmallCap Equity Fund, WisdomTree Europe SmallCap Dividend Fund, WisdomTree Germany Hedged Equity Fund, WisdomTree International Dividend Ex-Financials Fund, WisdomTree International Hedged Dividend Growth Fund, WisdomTree International LargeCap Dividend Fund, WisdomTree International MidCap Dividend Fund, WisdomTree International SmallCap Dividend Fund, WisdomTree Japan Hedged Capital Goods Fund, WisdomTree Japan Hedged Equity Fund , WisdomTree Japan Hedged Financials Fund, WisdomTree Japan Hedged Health Care Fund, WisdomTree Japan Hedged Real Estate Fund, WisdomTree Japan Hedged SmallCap Equity Fund, WisdomTree Japan Hedged Tech, Media and Telecom Fund, WisdomTree Japan SmallCap Dividend Fund, WisdomTree Korea Hedged Equity Fund and WisdomTree United Kingdom Hedged Equity Fund of WisdomTree Trust at March 31, 2015, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 29, 2015

190	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

Approval of Investment Sub-Advisory Agreement with respect to the WisdomTree Europe Hedged SmallCap Equity Fund (the “Fund”)

At a meeting of the Board of Trustees (the “Board”) of the WisdomTree Trust (the “Trust”) held on December 11-12, 2014, the Trustees (the “Trustees”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), considered the approval of the Investment Advisory Agreement (the “Advisory Agreement”), pursuant to which WisdomTree Asset Management, Inc. (“WTAM”) will provide the Fund with investment advisory services, and the Sub-Investment Advisory Agreement (together with the Advisory Agreement, the “Agreements”), pursuant to which Mellon Capital Management Corporation (the “Sub-Adviser”) will coordinate the investment and reinvestment of the assets of the Fund.

In considering whether to approve the Agreements, the Trustees considered and discussed information and analysis provided by WTAM. The Trustees, a majority of whom are Independent Trustees, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of WTAM and the Sub-Adviser. In considering the approval of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services to be Provided to the Fund

The Board considered information provided to them at the meeting and in previous presentations throughout the year from WTAM representatives regarding the nature, extent, and quality of the services provided to the WisdomTree funds, recognizing WTAM’s and the Sub-Adviser’s operational capabilities and resources. The Board also discussed WTAM’s proposed role as index provider to the Fund. The Board also noted the extensive responsibilities that WTAM will have as investment adviser to the Fund, including the selection of, and supervisory responsibilities and activities over, the Sub-Adviser, including oversight of the Sub-Adviser’s compliance with fund policies and objectives, oversight of general fund compliance with federal and state laws and the implementation of Board directives as they relate to the Fund. The Board also considered research support available to, and management capabilities of, the Fund’s management personnel and that WTAM will provide oversight of day-to-day fund operations, including fund accounting, administration and legal assistance in meeting disclosure and regulatory requirements.

Based on review of this information and the other factors considered at the meeting, the Board concluded that the nature, extent and quality of services to be provided by WTAM and the Sub-Adviser under the Advisory Agreement and Sub-Advisory Agreement, respectively, are adequate and appropriate.

Comparative Analysis of the Fund’s Performance, Advisory Fees and Fund Expenses

As the Fund had not yet commenced operations, the Board was not able to review the Fund’s performance. The Board discussed with representatives of WTAM and the Sub-Adviser the portfolio management team and the investment strategies to be employed in the management of the Fund’s assets. The Board noted the reputation and experience of WTAM and the Sub-Adviser.

The Board considered the fee to be paid to WTAM by the Fund. The Board examined the fee to be paid by the Fund in light of fees paid to other investment advisers by comparable funds and the method of computing the Fund’s fee. The Board also considered the fee to be paid to the Sub-Adviser in relation to the fee to be paid to WTAM by the Fund and the respective services to be provided by the Sub-Adviser and WTAM. The Board also noted the Sub-Adviser’s fee will be paid by WTAM (out of its fee from the Fund) and not the Fund. Based on this review, the Board concluded that the fees to be paid to WTAM and the Sub-Adviser were reasonable in light of the considerations described above.

Analysis of Profitability and Economies of Scale

As the Fund had not yet commenced operations, WTAM representatives were not able to review the dollar amount of expenses allocated and profit received by WTAM, or any economies of scale. The Board considered potential benefits to WTAM and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively. The Board also considered the uncertainty of the estimated asset levels and the renewal requirements for advisory agreements and their ability to review the advisory fees annually after the initial term of the Agreements. The Board determined that because the Fund had not yet commenced operations, economies of scale were not a factor, but, to the extent in the future it were determined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund in connection with future renewals.

Conclusion

In evaluating the Agreements, the Board considered the conclusions and determinations discussed above and also relied on its knowledge, gained through meetings and other interactions with WTAM and the Sub-Adviser, of other funds advised by WTAM and the Sub-Adviser. In light of the foregoing, the Board determined to approve the Agreements.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	191

Trustees and Officers Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by WTAM and other service providers. The Board of Trustees elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The address of each Trustee and Officer is c/o WisdomTree Asset Management, Inc., 245 Park Avenue, 35th Floor, New York, NY 10167.

Independent Trustees

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years
David G. Chrencik* (1948)	Trustee, 2014- present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	70	Trustee, Vericimetry Funds

Joel Goldberg** (1945)	Trustee, 2012- present	Attorney, Of Counsel/Partner at Stroock & Stroock & Lavan LLP, 2010 to present; Attorney, Partner at Willkie Farr & Gallagher LLP, 2006 to 2010.	70	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid- Hudson Region)

Toni Massaro*** (1955)	Trustee, 2006- present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean at the Rogers College of Law from 1999 to 2009; Regents’ Professor at the Rogers College of Law since 1990.	70	None

Melinda A. Raso Kirstein (1955)	Trustee, 2014- present	Retired, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	70	Associate Alumnae of Douglass College, Member of Investment Committee

Victor Ugolyn (1947)	Trustee, 2006- present; Chairman of the Board of Trustees, 2006- present	Private Investor, 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	70	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame, Member of the Board of Directors of the New York Society of Security Analysts (NYSSA)

+	As of March 31, 2015.

*	Chair of the Audit Committee.

**	Chair of the Contracts Review Committee.

***	Chair of the Governance and Nominating Committee.

192	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Trustees and Officers Information (unaudited) (concluded)

Interested Trustee and Officers

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years
Jonathan Steinberg**** (1964)	Trustee, 2005- present President, 2005- present	President, WisdomTree Trust since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.; Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.	70	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.

David Castano**** (1971)	Treasurer, 2013- present	Director of Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2011; Vice President of Legg Mason & Co. and served as Treasurer from 2010 to 2011 and Controller from 2006 to 2010 of certain mutual funds associated with Legg Mason & Co.; Assistant Treasurer of Lord Abbett mutual funds from 2004 to 2006.	70	None

Terry Jane Feld**** (1960)	Chief Compliance Officer, 2012- present	Chief Compliance Officer, WisdomTree Asset Management, Inc. since 2012; Senior Compliance Officer, WisdomTree Asset Management since 2011; Senior Compliance Officer, TIAA-CREF, 2007 to 2010; Vice President/NASD-SEC Compliance, Mutual of America Life Insurance Co., 2004 to 2007.	70	None

Ryan Louvar**** (1972)	Secretary and Chief Legal Officer, 2013- present	General Counsel, WisdomTree Asset Management, Inc. since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	70	None

Sarah English**** (1977)	Assistant Secretary, 2013- present	Investment Management Counsel, WisdomTree Asset Management, Inc. since 2010 (includes prior positions at WisdomTree Asset Management, Inc.); Attorney, NYFIX, Inc. from 2006 to 2009.	70	None

Clint Martin**** (1977)	Assistant Treasurer, since 2015	Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2012; Vice President of Legg Mason & Co. and served as Assistant Treasurer from 2010 to 2012 and Assistant Controller from 2006 to 2010 of certain mutual funds associated with Legg Mason & Co.	70	None

+	As of March 31, 2015.

****	Elected by and serves at the pleasure of the Board.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	193

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds fiscal year or period ended March 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year or period ended March 31, 2015, the following represents the maximum amount of ordinary income distributions that may be considered qualified dividend income:

Fund	Qualified Dividend Income
Australia Dividend Fund	$1,592,699
DEFA Equity Income Fund	9,788,322
DEFA Fund	15,270,659
Europe Dividend Growth Fund[1]	219,099
Europe Hedged Equity Fund	76,571,875
Europe Hedged SmallCap Equity Fund[2]	458,936
Europe SmallCap Dividend Fund	37,117,164
Germany Hedged Equity Fund	146,548
International Dividend ex-Financials Fund	10,058,631
International Hedged Dividend Growth Fund[1]	1,151,232
International LargeCap Dividend Fund	8,860,679
International MidCap Dividend Fund	3,015,130
International SmallCap Dividend Fund	24,739,418
Japan Hedged Capital Goods Fund[3]	37,959
Japan Hedged Equity Fund	258,480,991
Japan Hedged Financials Fund[3]	126,034
Japan Hedged Health Care Fund[3]	30,187
Japan Hedged Real Estate Fund[3]	205,988
Japan Hedged SmallCap Equity Fund	1,606,666
Japan Hedged Tech, Media and Telecom Fund[3]	37,265
Japan SmallCap Dividend Fund	4,750,485
Korea Hedged Equity Fund	154,769
United Kingdom Hedged Equity Fund	792,737
[1]	For the period May 7, 2014 (commencement of operations) through March 31, 2015.

[2]	For the period March 4, 2015 (commencement of operations) through March 31, 2015.

[3]	For the period April 8, 2014 (commencement of operations) through March 31, 2015.

The Funds intend to elect to pass through to shareholders the credit for taxes paid during the fiscal year or period ended March 31, 2015, to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
Australia Dividend Fund	$1,624,977	$11,824
DEFA Equity Income Fund	10,353,882	403,076
DEFA Fund	16,542,528	763,251
Europe Dividend Growth Fund[1]	238,069	24,728
Europe Hedged Equity Fund	77,396,611	6,220,333
Europe Hedged SmallCap Equity Fund[2]	458,325	67,692
Europe SmallCap Dividend Fund	39,057,123	3,620,738
Germany Hedged Equity Fund	147,533	16,412
International Dividend ex-Financials Fund	10,605,370	459,717
International Hedged Dividend Growth Fund[1]	1,171,248	77,779
International LargeCap Dividend Fund	9,562,425	394,096
International MidCap Dividend Fund	3,454,858	239,784
International SmallCap Dividend Fund	28,661,126	1,993,167

194	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

Supplemental Information (unaudited) (concluded)

Fund	Gross Foreign Income	Foreign Taxes Paid
Japan Hedged Capital Goods Fund[3]	$39,131	$4,023
Japan Hedged Equity Fund	258,859,743	25,862,638
Japan Hedged Financials Fund[3]	126,082	12,635
Japan Hedged Health Care Fund[3]	30,497	3,133
Japan Hedged Real Estate Fund[3]	359,481	36,707
Japan Hedged SmallCap Equity Fund	1,723,537	180,945
Japan Hedged Tech, Media and Telecom Fund[3]	38,716	3,862
Japan SmallCap Dividend Fund	4,822,819	487,957
Korea Hedged Equity Fund	164,340	33,114
United Kingdom Hedged Equity Fund	806,103	5,085
[1]	For the period May 7, 2014 (commencement of operations) through March 31, 2015.

[2]	For the period March 4, 2015 (commencement of operations) through March 31, 2015.

[3]	For the period April 8, 2014 (commencement of operations) through March 31, 2015.

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds	195

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com

196	WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

The WisdomTree Family of Funds

The following is a list of WisdomTree Funds being offered, along with their respective ticker symbols, as of March 31, 2015:

WisdomTree Domestic Earnings and Dividend Funds

WisdomTree Dividend ex-Financials Fund (DTN)

WisdomTree Earnings 500 Fund (EPS)

WisdomTree Equity Income Fund (DHS)

WisdomTree LargeCap Dividend Fund (DLN)

WisdomTree LargeCap Value Fund (EZY)

WisdomTree MidCap Dividend Fund (DON)

WisdomTree MidCap Earnings Fund (EZM)

WisdomTree SmallCap Dividend Fund (DES)

WisdomTree SmallCap Earnings Fund (EES)

WisdomTree Total Dividend Fund (DTD)

WisdomTree Total Earnings Fund (EXT)

WisdomTree U.S. Dividend Growth Fund (DGRW)

WisdomTree U.S. SmallCap Dividend Growth Fund (DGRS)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

WisdomTree Australia Dividend Fund (AUSE)

WisdomTree DEFA Equity Income Fund (DTH)

WisdomTree DEFA Fund (DWM)

WisdomTree Europe Dividend Growth Fund (EUDG)

WisdomTree Europe Hedged Equity Fund (HEDJ)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

WisdomTree Europe SmallCap Dividend Fund (DFE)

WisdomTree Germany Hedged Equity Fund (DXGE)

WisdomTree International Dividend ex-Financials Fund (DOO)

WisdomTree International Hedged Dividend Growth Fund (IHDG)

WisdomTree International LargeCap Dividend Fund (DOL)

WisdomTree International MidCap Dividend Fund (DIM)

WisdomTree International SmallCap Dividend Fund (DLS)

WisdomTree Japan Hedged Capital Goods Fund (DXJC)

WisdomTree Japan Hedged Equity Fund (DXJ)

WisdomTree Japan Hedged Financials Fund (DXJF)

WisdomTree Japan Hedged Health Care Fund (DXJH)

WisdomTree Japan Hedged Real Estate Fund (DXJR)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

WisdomTree Japan Hedged Tech, Media and Telecom Fund (DXJT)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

WisdomTree Korea Hedged Equity Fund (DXKW)

WisdomTree United Kingdom Hedged Equity Fund (DXPS)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

WisdomTree China Dividend ex-Financials Fund (CHXF)

WisdomTree Commodity Country Equity Fund (CCXE)

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

WisdomTree Emerging Markets Dividend Growth Fund (DGRE)

WisdomTree Emerging Markets Equity Income Fund (DEM)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

WisdomTree Global Equity Income Fund (DEW)

WisdomTree Global ex-U.S. Dividend Growth Fund (DNL)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

WisdomTree Global ex-U.S. Utilities Fund (DBU)

WisdomTree Global Natural Resources Fund (GNAT)

WisdomTree India Earnings Fund (EPI)

WisdomTree Middle East Dividend Fund (GULF)

WisdomTree Currency Strategy Funds

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

WisdomTree Brazilian Real Strategy Fund (BZF)

WisdomTree Chinese Yuan Strategy Fund (CYB)

WisdomTree Commodity Currency Strategy Fund (CCX)

WisdomTree Emerging Currency Strategy Fund (CEW)

WisdomTree Indian Rupee Strategy Fund (ICN)

WisdomTree Fixed Income Funds

WisdomTree Asia Local Debt Fund (ALD)

WisdomTree Australia & New Zealand Debt Fund (AUNZ)

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (AGND)

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (AGZD)

WisdomTree Bloomberg Floating Rate Treasury Fund (USFR)

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (HYND)

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (HYZD)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Japan Interest Rate Strategy Fund (JGBB)

WisdomTree Strategic Corporate Bond Fund (CRDT)

WisdomTree Alternative Funds

WisdomTree Global Real Return Fund (RRF)

WisdomTree Managed Futures Strategy Fund (WDTI)

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus, containing this and other information, is available at www.wisdomtree.com, or by calling 1-866-909-WISE (9473). Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal. Past performance does not guarantee future results. Indexes are unmanaged and you cannot invest directly in an index.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Inflation protected securities do not eliminate risks associated with inflation or deflation. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only in large amounts of 50,000 shares or more.

WisdomTree Trust

245 Park Avenue, 35th Floor

New York, NY 10167

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

WisdomTree Australia Dividend Fund (AUSE)

WisdomTree DEFA Equity Income Fund (DTH)

WisdomTree DEFA Fund (DWM)

WisdomTree Europe Dividend Growth Fund (EUDG)

WisdomTree Europe Hedged Equity Fund (HEDJ)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

WisdomTree Europe SmallCap Dividend Fund (DFE)

WisdomTree Germany Hedged Equity Fund (DXGE)

WisdomTree International Dividend ex-Financials Fund (DOO)

WisdomTree International Hedged Dividend Growth Fund (IHDG)

WisdomTree International LargeCap Dividend Fund (DOL)

WisdomTree International MidCap Dividend Fund (DIM)

WisdomTree International SmallCap Dividend Fund (DLS)

WisdomTree Japan Hedged Capital Goods Fund (DXJC)

WisdomTree Japan Hedged Equity Fund (DXJ)

WisdomTree Japan Hedged Financials Fund (DXJF)

WisdomTree Japan Hedged Health Care Fund (DXJH)

WisdomTree Japan Hedged Real Estate Fund (DXJR)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

WisdomTree Japan Hedged Tech, Media and Telecom Fund (DXJT)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

WisdomTree Korea Hedged Equity Fund (DXKW)

WisdomTree United Kingdom Hedged Equity Fund (DXPS)

WisdomTree Fund shares are distributed by Foreside Fund Services, LLC.

WTGM-0385

WisdomTree Trust

Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Annual Report

March 31, 2015

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

WisdomTree China Dividend ex-Financials Fund (CHXF)

WisdomTree Commodity Country Equity Fund (CCXE)

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

WisdomTree Emerging Markets Dividend Growth Fund (DGRE)

WisdomTree Emerging Markets Equity Income Fund (DEM)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

WisdomTree Global Equity Income Fund (DEW)

WisdomTree Global ex-U.S. Dividend Growth Fund (DNL)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

WisdomTree Global ex-U.S. Utilities Fund (DBU)

WisdomTree Global Natural Resources Fund (GNAT)

WisdomTree India Earnings Fund (EPI)

WisdomTree Middle East Dividend Fund (GULF)

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Management’s Discussion of Fund’s Performance

(unaudited)

Market Environment Overview

The emerging markets, measured by the MSCI Emerging Markets Index, a broad measure of equity performance for emerging markets, returned 0.44% in the 12-month period that ended March 31, 2015. (the “period”). The global ex-U.S. equity markets, measured by the MSCI ACWI ex-USA Index, a broad measure of equity performance for both developed and emerging markets excluding the U.S., returned -1.01% over the period. Both the MSCI Emerging Market Index and MSCI ACWI ex-USA Index lagged the S&P 500 Index by 12.29% and 13.74%, respectively. In local currency terms, the MSCI Emerging Markets Index and MSCI ACWI ex-USA Index returned 10.92% and 15.45%, respectively. It is important to note that the returns in local terms were very competitive to those of the S&P 500 Index, but underlying currency exposure subtracted significantly from U.S. dollar based returns. One of the most significant events over the period for international investing was the strengthening U.S. dollar, primarily driven by a combination of the Federal Reserve successfully tapering its quantitative easing program and expectations of a future interest rate increase.

Within the MSCI Emerging Markets Index, in local currency terms, eight out of ten sectors were positive. The Healthcare and Information Technology sectors led performance, while the Energy and Materials sectors lagged. Within the MSCI ACWI ex-USA Index, in local currency terms, nine out of ten sectors were positive, with Healthcare and Information Technology sectors leading and Energy and Materials sectors lagging. Another significant event over the period was the substantial decline in oil during the second half of 2014, which had a negative impact on the energy sector and oil producing countries, but was positive for to countries that import a lot of oil.

WisdomTree Fund’s Performance Overview

The following table reflects the WisdomTree Funds’ performance versus capitalization-weighted benchmark indexes:

Ticker	WisdomTree Fund	1-Year NAV Return	Performance Benchmark	1-Year Return	Difference
AXJL	WisdomTree Asia Pacific ex-Japan Fund	5.71%	MSCI Pacific ex-Japan/MSCI AC Asia Pacific ex- Japan Spliced Index	6.33%	-0.62%
CHXF	WisdomTree China Dividend ex- Financials Fund	13.86%	MSCI China Index	24.00%	-10.14%
			FTSE 50 China Index	27.90%	-14.04%
CCXE	WisdomTree Commodity Country Equity Fund	-14.32%	S&P Developed ex-U.S. BMI Materials Sector/MSCI ACWI ex-USA Spliced Index	-1.01%	-13.31%
EMCG	WisdomTree Emerging Markets Consumer Growth Fund	3.24%	MSCI Emerging Market Index	0.44%	2.80%
DGRE	WisdomTree Emerging Markets Dividend Growth Fund	-1.19%	MSCI Emerging Markets Index	0.44%	-1.63%
DEM	WisdomTree Emerging Markets Equity Income Fund	-9.40%	MSCI Emerging Markets Index	0.44%	-9.84%
XSOE	WisdomTree Emerging Markets ex- State-Owned Enterprises Fund*	2.57%	MSCI Emerging Markets Index*	2.19%	0.38%
DGS	WisdomTree Emerging Markets SmallCap Dividend Fund	-1.51%	MSCI Emerging Markets Small Cap Index	1.06%	-2.57%
DEW	WisdomTree Global Equity Income Fund	-3.23%	MSCI Europe Value/MSCI AC World Spliced Index	5.42%	-8.65%
DNL	WisdomTree Global ex-U.S. Dividend Growth Fund	0.24%	MSCI Japan Value/MSCI AC World ex-USA Growth Spliced Index	1.71%	-1.47%
DRW	WisdomTree Global ex-U.S. Real Estate Fund	12.08%	Dow Jones Global ex-U.S. Select Real Estate Securities Index	8.80%	3.28%

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	1

Management’s Discussion of Fund’s Performance

(unaudited) (continued)

Ticker	WisdomTree Fund	1-Year NAV Return	Performance Benchmark	1-Year Return	Difference
DBU	WisdomTree Global ex-U.S. Utilities Fund	-6.44%	S&P Developed ex-US BMI Utilities Sector Index	-7.35%	0.91%
GNAT	WisdomTree Global Natural Resources Fund	-23.84%	S&P Developed ex-U.S. BMI Energy Sector/S&P Global Natural Resources Spliced Index	-12.53%	-11.31%
EPI	WisdomTree India Earnings Fund	20.44%	MSCI India Index	20.70%	-0.26%
GULF	WisdomTree Middle East Dividend Fund	-6.28%	MSCI Arabian Markets ex-Saudi Arabia Index	-7.77%	1.49%
*	Total returns shown are for the period December 10, 2014 (commencement of operations) to March 31, 2015.

WisdomTree’s emerging market and global ex-U.S. Fundamental-weighted Funds are designed to track indexes based on the dividend or earnings stream generated by the companies included in the index. The dividend stream is defined as the sum of all dividends paid over the prior 12 months for each company. The earnings stream is defined as the total dollar level of earnings for all companies within each Index. There are two primary factors that drive performance differentials versus market cap-weighted benchmarks. The first is aggregate exposure to one or more sectors or countries. The second is stock selection within each sector or country. Both of these are determined as part of WisdomTree’s rules-based index methodology. These exposures are not subjectively determined. Rather, they are objectively determined at the Index rebalancing dates based on the dividend stream or earnings stream.

While the overall emerging markets lagged both the broad U.S. and developed international markets there was a noticeable difference in performance between the different sectors and countries. The WisdomTree India Earnings Fund was the best performing Fund over the full period, outperforming broader emerging markets by approximately 20%. India benefited from optimism that newly elected Prime Minister Narenda Modi will be able to reform India’s economy and unlock their vast growth potential. They also benefited from lower oil prices over the period because they are net importers. The WisdomTree Emerging Markets Equity Income Fund (DEM) returned -9.40%, while the MSCI Emerging Markets Index was up 0.44% for the period. DEM was overweight the Energy and Materials sector and underweight Information Technology. Over the period, the Energy and Materials sector witnessed the worst performance, while Information Technology was the second best performing sector. DEM also had an overweight exposure to Russia. Although Russian equities were positive over the period in local terms, the Ruble depreciated around 40% against the dollar, negatively impacting the returns to U.S. investors who do not neutralize the currency exposure. On the other hand, The WisdomTree Emerging Markets Consumer Growth Fund (EMCG), which focuses on the consumer sectors and therefore underweights energy and large banks, outperformed its performance benchmark, the MSCI Emerging Market Index, by 2.80%.

Among the WisdomTree global and global-ex-U.S. Funds, the WisdomTree Global ex-U.S. Real Estate Fund (DRW) was the best performing Fund, returning 12.08% over the period and outperforming its benchmark by 3.28%. As global interest rates fell over the period there was demand for high income asset classes like real estate. The worst performing Fund over the period was the WisdomTree Global Natural Resources Fund (GNAT), which returned -23.84% over the period. The Fund invests heavily in the Energy and Materials sectors, which were the two worst performing sectors over the period, driven by lower oil prices, a stronger dollar and slower than expected global growth.

Fund returns are shown at NAV. Please see Performance Summaries on the subsequent pages for more complete performance information. Please see page 19 for the list of index descriptions.

Fund performance assumes reinvestment of dividends and capital gain distributions. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns to not reflect deductions for fees or expenses are not available

2	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Management’s Discussion of Fund’s Performance

(unaudited) (concluded)

for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results. For the most recent month-end performance information visit www.wisdomtree.com.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	3

Performance Summary (unaudited)

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Financials	26.1%
Telecommunication Services	21.8%
Information Technology	8.7%
Materials	8.7%
Energy	8.6%
Industrials	7.7%
Consumer Staples	6.1%
Utilities	4.5%
Consumer Discretionary	4.1%
Investment Company	2.6%
Healthcare	0.7%
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
China Mobile Ltd.	8.0%
China Construction Bank Corp., Class H	4.8%
Telstra Corp., Ltd.	2.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.8%
iPath MSCI India Index ETN	2.6%
CNOOC Ltd.	2.3%
BHP Billiton Ltd.	2.2%
Samsung Electronics Co., Ltd.	2.2%
Commonwealth Bank of Australia	2.2%
Singapore Telecommunications Ltd.	2.1%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Asia Pacific ex-Japan Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Asia Pacific ex-Japan Index.

The Fund returned 5.71% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in Hong Kong. The Fund’s position in Australia created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.48%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	5.71%	5.18%	5.59%	7.84%
Fund Market Price Returns	5.61%	5.00%	5.54%	7.86%
WisdomTree Pacific ex-Japan Dividend/ Asia Pacific ex-Japan Spliced Index[2]	6.18%	5.57%	6.28%	8.79%
MSCI Pacific ex-Japan/MSCI AC Asia Pacific ex-Japan Spliced Index[3]	6.33%	6.48%	5.52%	7.47%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.
[2]	WisdomTree Pacific ex-Japan Dividend Index through June 17, 2011; WisdomTree Asia Pacific ex-Japan Index thereafter.
[3]	MSCI Pacific ex-Japan Index through June 17, 2011; MSCI AC Asia Pacific ex-Japan Index thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

4	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Performance Summary (unaudited)

WisdomTree China Dividend ex-Financials Fund (CHXF)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Energy	20.6%
Industrials	15.1%
Utilities	14.4%
Telecommunication Services	11.8%
Consumer Discretionary	10.5%
Information Technology	8.9%
Materials	8.1%
Consumer Staples	7.6%
Healthcare	3.0%
Other Assets less Liabilities‡	0.0%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
China Mobile Ltd.	8.0%
China Petroleum & Chemical Corp., Class H	4.9%
China Shenhua Energy Co., Ltd., Class H	4.8%
PetroChina Co., Ltd., Class H	4.7%
China Communications Construction Co., Ltd., Class H	4.2%
Great Wall Motor Co., Ltd., Class H	3.8%
Huaneng Power International, Inc., Class H	3.4%
China Railway Group Ltd., Class H	2.8%
CNOOC Ltd.	2.8%
Datang International Power Generation Co., Ltd., Class H	2.7%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree China Dividend ex-Financials Fund (the “Fund”), seeks to track the price and yield performance, before fees and expenses, of the WisdomTree China Dividend ex-Financials Index.

The Fund returned 13.86% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Industrials sector. The Fund’s position in the Consumer Staples sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.63%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	13.86%	6.25%
Fund Market Price Returns	14.45%	6.08%
WisdomTree China Dividend ex-Financials Index	14.65%	6.60%
MSCI China Index	24.00%	13.19%
FTSE China 50 Index	27.90%	13.14%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on September 19, 2012.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	5

Performance Summary (unaudited)

WisdomTree Commodity Country Equity Fund (CCXE)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Financials	26.5%
Energy	20.2%
Telecommunication Services	15.7%
Materials	10.9%
Consumer Staples	7.8%
Consumer Discretionary	6.7%
Utilities	4.9%
Industrials	3.6%
Healthcare	2.0%
Information Technology	1.0%
Investment Company	0.2%
Other Assets less Liabilities‡	0.5%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Statoil ASA	5.0%
Spark New Zealand Ltd.	3.5%
Ambev S.A.	2.7%
Telenor ASA	2.6%
Fletcher Building Ltd.	2.5%
Gazprom OAO, ADR	2.3%
MTN Group Ltd.	2.3%
Enersis S.A.	2.3%
Rosneft OAO, GDR Reg S	2.0%
Lukoil OAO, ADR	1.9%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Commodity Country Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Commodity Country Equity Index.

The Fund returned -14.32% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in New Zealand. The Fund’s position in Brazil created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-14.32%	-3.31%	0.82%	3.17%
Fund Market Price Returns	-14.81%	-3.66%	0.72%	2.96%
WisdomTree International Basic Materials Sector/Commodity Country Equity Spliced Index[2]	-13.98%	-2.97%	1.29%	3.78%
S&P Developed ex-U.S. BMI Materials Sector/MSCI ACWI ex-USA Spliced Index[3]	-1.01%	6.40%	6.31%	2.64%
[1]

Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on October 13, 2006. The S&P Developed ex-U.S. Sector Index total returns are based on the index’s inception date of April 1, 2008.

[2]	WisdomTree International Basic Materials Sector Index through June 17, 2011; WisdomTree Commodity Country Equity Index thereafter.
[3]	S&P Developed ex-U.S. BMI Materials Sector Index through June 17, 2011; MSCI ACWI ex-USA Index thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

6	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Performance Summary (unaudited)

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Consumer Discretionary	30.1%
Financials	27.4%
Consumer Staples	24.8%
Telecommunication Services	7.4%
Information Technology	3.5%
Industrials	2.7%
Utilities	2.6%
Healthcare	1.1%
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Ambev S.A.	6.3%
Ping An Insurance Group Co. of China Ltd., Class H	5.0%
China Life Insurance Co., Ltd., Class H	4.6%
Astra International Tbk PT	3.7%
Great Wall Motor Co., Ltd., Class H	2.9%
Dongfeng Motor Group Co., Ltd., Class H	2.2%
MTN Group Ltd.	2.0%
S.A.C.I. Falabella	1.7%
China Pacific Insurance Group Co., Ltd., Class H	1.5%
Magnit PJSC, GDR Reg S	1.5%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Consumer Growth Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets Consumer Growth Index.

The Fund returned 3.24% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in China. The Fund’s position in Brazil created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.63%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	3.24%	1.71%
Fund Market Price Returns	3.20%	1.32%
WisdomTree Emerging Markets Consumer Growth Index	4.77%	2.71%
MSCI Emerging Markets Index	0.44%	0.38%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on September 27, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	7

Performance Summary (unaudited)

WisdomTree Emerging Markets Dividend Growth Fund (DGRE)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Consumer Staples	18.0%
Information Technology	17.8%
Telecommunication Services	17.1%
Consumer Discretionary	12.6%
Materials	8.2%
Financials	6.9%
Energy	5.7%
Industrials	4.6%
Investment Company	3.4%
Utilities	3.3%
Healthcare	2.0%
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	6.0%
Ambev S.A.	4.8%
MTN Group Ltd.	4.1%
iPath MSCI India Index ETN	3.4%
Advanced Info Service PCL, NVDR	3.2%
Vodacom Group Ltd.	2.9%
Astra International Tbk PT	2.5%
Sasol Ltd.	2.4%
BB Seguridade Participacoes S.A.	2.2%
MediaTek, Inc.	2.1%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Dividend Growth Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets Dividend Growth Index.

The Fund returned -1.19% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in Taiwan. The Fund’s position in Brazil created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.63%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	-1.19%	-0.89%
Fund Market Price Returns	-0.71%	-1.98%
WisdomTree Emerging Markets Dividend Growth Index	0.06%	0.14%
MSCI Emerging Markets Index	0.44%	3.47%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on August 1, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

8	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Performance Summary (unaudited)

WisdomTree Emerging Markets Equity Income Fund (DEM)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Financials	28.0%
Energy	19.3%
Telecommunication Services	15.4%
Materials	10.7%
Utilities	7.1%
Information Technology	6.4%
Industrials	4.9%
Consumer Discretionary	4.2%
Consumer Staples	3.4%
Healthcare	0.1%
Investment Company	0.1%
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
China Construction Bank Corp., Class H	4.7%
Gazprom OAO, ADR	4.2%
Rosneft OAO, GDR Reg S	3.7%
Industrial & Commercial Bank of China Ltd., Class H	3.6%
Lukoil OAO, ADR	3.4%
Bank of China Ltd., Class H	2.8%
MMC Norilsk Nickel OJSC, ADR	2.7%
MTN Group Ltd.	2.0%
Vale S.A.	1.8%
Advanced Info Service PCL	1.6%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Equity Income Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets Equity Income Index.

The Fund returned -9.40% for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in China. The Fund’s position in Russia created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.63%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-9.40%	-5.62%	0.09%	1.79%
Fund Market Price Returns	-9.49%	-5.92%	-0.15%	1.35%
WisdomTree Emerging Markets Equity Income Index	-8.18%	-4.40%	1.26%	2.85%
MSCI Emerging Markets Index	0.44%	0.31%	1.75%	0.24%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on July 13, 2007.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	9

Performance Summary (unaudited)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Information Technology	23.3%
Financials	20.1%
Consumer Discretionary	14.8%
Consumer Staples	9.9%
Materials	6.6%
Industrials	6.2%
Telecommunication Services	5.2%
Energy	4.7%
Investment Company	4.4%
Healthcare	3.1%
Utilities	1.4%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Tencent Holdings Ltd.	5.1%
iPath MSCI India Index ETN	4.5%
Samsung Electronics Co., Ltd.	3.4%
Baidu, Inc., ADR	2.9%
Ping An Insurance Group Co. of China Ltd., Class H	2.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.1%
Naspers Ltd., Class N	1.9%
Lukoil OAO, ADR	1.4%
Ambev S.A.	1.3%
America Movil S.A.B. de C.V., Series L	1.1%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets ex-State-Owned Enterprises Index.

The Fund returned 2.57% at net asset value (“NAV”) from Fund inception on December 10, 2014 to March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Information Technology sector. The Fund’s position in the Industrials sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/15

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	2.57%
Fund Market Price Returns	3.21%
WisdomTree Emerging Markets ex-State-Owned Enterprises Index	2.83%
MSCI Emerging Markets Index	2.19%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on December 10, 2014.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

10	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Performance Summary (unaudited)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Financials	18.1%
Industrials	17.3%
Consumer Discretionary	16.5%
Information Technology	15.1%
Materials	12.6%
Consumer Staples	7.1%
Utilities	5.6%
Healthcare	3.2%
Energy	2.4%
Investment Company	1.0%
Telecommunication Services	0.6%
Other Assets less Liabilities‡	0.5%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
iPath MSCI India Index ETN	1.0%
Foschini Group Ltd. (The)	0.8%
Inventec Corp.	0.8%
Macquarie Korea Infrastructure Fund	0.8%
HAP Seng Consolidated Bhd	0.8%
Semirara Mining and Power Co.	0.7%
Delta Electronics Thailand PCL	0.7%
Dogus Otomotiv Servis ve Ticaret AS	0.7%
Capitec Bank Holdings Ltd.	0.7%
Synnex Technology International Corp.	0.7%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets SmallCap Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets SmallCap Dividend Index.

The Fund returned -1.51% for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in China. The Fund’s position in Brazil created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.63%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-1.51%	0.76%	3.28%	1.38%
Fund Market Price Returns	-2.32%	0.36%	3.10%	1.32%
WisdomTree Emerging Markets SmallCap Dividend Index	-0.13%	2.18%	4.49%	2.54%
MSCI Emerging Markets Small Cap Index	1.06%	3.48%	2.64%	-0.11%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on October 30, 2007.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	11

Performance Summary (unaudited)

WisdomTree Global Equity Income Fund (DEW)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Financials	25.5%
Telecommunication Services	14.2%
Energy	12.8%
Utilities	9.3%
Consumer Staples	9.0%
Industrials	8.5%
Consumer Discretionary	6.2%
Materials	5.9%
Healthcare	5.9%
Information Technology	2.0%
Investment Company	0.1%
Other Assets less Liabilities‡	0.6%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
China Construction Bank Corp., Class H	1.8%
China Mobile Ltd.	1.6%
Verizon Communications, Inc.	1.5%
AT&T, Inc.	1.5%
BP PLC	1.5%
Pfizer, Inc.	1.4%
General Electric Co.	1.4%
Nestle S.A., Registered Shares	1.4%
Chevron Corp.	1.3%
Commonwealth Bank of Australia	1.3%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Global Equity Income Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global Equity Income Index.

The Fund returned -3.23% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the United States of America. The Fund’s position in France created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-3.23%	6.55%	5.89%	3.10%
Fund Market Price Returns	-2.87%	6.37%	5.72%	3.00%
WisdomTree Europe Equity Income/Global Equity Income Spliced Index[2]	-3.16%	6.85%	6.04%	3.43%
MSCI Europe Value/MSCI AC World Spliced Index[3]	5.42%	10.75%	8.99%	4.49%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.
[2]	WisdomTree Europe Equity Income Index through June 19, 2009; WisdomTree Global Equity Income Index thereafter.
[3]	MSCI Europe Value Index through June 19, 2009; MSCI AC World Index thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

12	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Performance Summary (unaudited)

WisdomTree Global ex-U.S. Dividend Growth Fund (DNL)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Consumer Discretionary	22.1%
Information Technology	14.4%
Industrials	12.3%
Consumer Staples	11.6%
Healthcare	8.6%
Financials	8.3%
Telecommunication Services	7.9%
Materials	6.6%
Energy	4.0%
Investment Company	2.6%
Utilities	1.1%
Other Assets less Liabilities‡	0.5%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	4.7%
Ambev S.A.	4.6%
Novo Nordisk A/S, Class B	4.2%
Hennes & Mauritz AB, Class B	2.7%
Inditex S.A.	2.6%
iPath MSCI India Index ETN	2.5%
MTN Group Ltd.	2.4%
Volkswagen AG	2.4%
Syngenta AG, Registered Shares	1.8%
Vodacom Group Ltd.	1.7%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Global ex-U.S. Dividend Growth Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global ex-U.S. Dividend Growth Index.

The Fund returned 0.24% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Consumer Discretionary sector. The Fund’s position in the Energy sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	0.24%	2.58%	3.07%	2.66%
Fund Market Price Returns	0.79%	2.56%	2.95%	2.74%
WisdomTree Japan Equity Income/Global ex-U.S. Dividend Growth Spliced Index[2]	0.78%	3.31%	3.85%	3.25%
MSCI Japan Value/ MSCI AC World ex-USA Growth Spliced Index[3]	1.71%	7.14%	5.75%	4.61%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.
[2]	WisdomTree Japan Equity Income Index through June 19, 2009; WisdomTree Global ex-U.S. Dividend Growth Index thereafter.
[3]	MSCI Japan Value Index through June 19, 2009; MSCI AC World ex-USA Growth Index thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	13

Performance Summary (unaudited)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

Industry Breakdown† as of 3/31/15

Industry	% of Net Assets
Real Estate Investment Trusts (REITs)	53.3%
Real Estate Management & Development	46.4%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Unibail-Rodamco SE	4.0%
CK Hutchison Holdings Ltd.	3.8%
Westfield Corp.	3.8%
Sun Hung Kai Properties Ltd.	3.7%
Klepierre	2.6%
Wharf Holdings Ltd. (The)	2.0%
China Overseas Land & Investment Ltd.	1.8%
Brookfield Asset Management, Inc., Class A	1.7%
British Land Co. PLC (The)	1.7%
Stockland	1.6%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Global ex-U.S. Real Estate Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global ex-U.S. Real Estate Index.

The Fund returned 12.08% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in Hong Kong. The Fund’s position in Brazil created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	12.08%	10.17%	8.81%	-0.76%
Fund Market Price Returns	12.41%	10.02%	8.69%	-0.94%
WisdomTree International Real Estate/Global ex-U.S. Real Estate Spliced Index[2]	12.29%	10.43%	8.95%	-0.61%
Dow Jones Global ex-U.S. Select Real Estate Securities Index	8.80%	11.30%	10.59%	-0.70%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 5, 2007.
[2]	WisdomTree International Real Estate Index through June 17, 2011; WisdomTree Global ex-U.S. Real Estate Index thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

14	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Performance Summary (unaudited)

WisdomTree Global ex-U.S. Utilities Fund (DBU)

Industry Breakdown† as of 3/31/15

Industry	% of Net Assets
Electric Utilities	36.2%
Independent Power and Renewable Electricity Producers	21.1%
Multi-Utilities	18.9%
Gas Utilities	13.4%
Water Utilities	8.0%
Investment Company	1.7%
Commercial Services & Supplies	0.5%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Huaneng Power International, Inc., Class H	2.3%
China Power International Development Ltd.	2.3%
AGL Energy Ltd.	2.2%
SSE PLC	2.2%
Veolia Environnement S.A.	2.1%
United Utilities Group PLC	2.0%
Snam SpA	2.0%
Suez Environnement Co.	2.0%
CEZ AS	1.9%
Huadian Power International Corp., Ltd., Class H	1.9%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Global ex-U.S. Utilities Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global ex-U.S. Utilities Index.

The Fund returned -6.44% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in Hong Kong. The Fund’s position in France created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-6.44%	1.74%	0.33%	-0.16%
Fund Market Price Returns	-6.23%	1.64%	0.29%	-0.27%
WisdomTree International Utilities Sector/Global ex-U.S. Utilities Spliced Index[2]	-6.12%	1.98%	0.32%	0.00%[3]
S&P Developed ex-U.S. BMI Utilities Sector Index	-7.35%	4.55%	0.01%	-3.61%
[1]

Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on October 13, 2006. The S&P Developed ex-U.S. BMI Utilities Sector Index total returns are based on the index’s inception date of April 1, 2008.

[2]	WisdomTree International Utilities Sector Index through June 17, 2011; WisdomTree Global ex-U.S. Utilities Index thereafter.
[3]	Amount represents less than 0.005%.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	15

Performance Summary (unaudited)

WisdomTree Global Natural Resources Fund (GNAT)

Industry Breakdown† as of 3/31/15

Industry	% of Net Assets
Oil, Gas & Consumable Fuels	42.5%
Metals & Mining	29.9%
Energy Equipment & Services	11.5%
Chemicals	10.1%
Food Products	5.1%
Investment Company	0.4%
Other Assets less Liabilities‡	0.5%
Total	100.0%

†	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Antofagasta PLC	3.3%
Diamond Offshore Drilling, Inc.	2.8%
MMC Norilsk Nickel OJSC, ADR	2.6%
Woodside Petroleum Ltd.	2.4%
Lukoil OAO, ADR	2.2%
BP PLC	2.1%
Kumba Iron Ore Ltd.	2.1%
China Shenhua Energy Co., Ltd., Class H	1.9%
Eni SpA	1.9%
Rio Tinto Ltd.	1.8%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Global Natural Resources Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global Natural Resources Index.

The Fund returned -23.84% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in Sweden. The Fund’s position in the United States of America created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.58%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-23.84%	-11.53%	-5.49%	-2.13%
Fund Market Price Returns	-23.53%	-11.51%	-5.39%	-2.20%
WisdomTree International Energy Sector/Global Natural Resources Spliced Index[2]	-23.63%	-11.19%	-5.29%	-1.78%
S&P Developed ex-U.S. BMI Energy Sector/ S&P Global Natural Resources Spliced Index[3]	-12.53%	-4.22%	-1.75%	-2.24%
[1]

Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on October 13, 2006. The S&P Developed ex-U.S. BMI Energy Sector Index total returns are based on the index’s inception date of April 1, 2008.

[2]	WisdomTree International Energy Sector Index through June 17, 2011; WisdomTree Global Natural Resources Index thereafter.
[3]	S&P Developed ex-U.S. BMI Energy Sector Index through June 17, 2011; S&P Global Natural Resources Index thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

16	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Performance Summary (unaudited)

WisdomTree India Earnings Fund (EPI)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Financials	26.7%
Information Technology	18.9%
Energy	15.5%
Consumer Discretionary	9.2%
Materials	6.8%
Utilities	6.1%
Industrials	5.6%
Healthcare	5.4%
Consumer Staples	4.2%
Telecommunication Services	1.5%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Infosys Ltd.	8.4%
Housing Development Finance Corp., Ltd.	7.8%
Reliance Industries Ltd.	7.0%
ICICI Bank Ltd.	4.2%
Tata Motors Ltd.	3.7%
Tata Consultancy Services Ltd.	3.5%
Oil & Natural Gas Corp., Ltd.	3.3%
State Bank of India	2.4%
NTPC Ltd.	2.2%
HCL Technologies Ltd.	2.2%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree India Earnings Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree India Earnings Index.

The Fund returned 20.44% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Financials sector. The Fund’s position in the Energy sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.83%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	20.44%	6.61%	0.35%	-0.59%
Fund Market Price Returns	21.06%	6.79%	0.39%	-0.61%
WisdomTree India Earnings Index	21.65%	7.77%	1.53%	0.76%
MSCI India Index	20.70%	9.62%	2.77%	0.68%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 22, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	17

Performance Summary (unaudited)

WisdomTree Middle East Dividend Fund (GULF)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Financials	59.6%
Telecommunication Services	18.7%
Industrials	12.8%
Energy	2.3%
Utilities	1.3%
Consumer Discretionary	1.3%
Materials	1.2%
Consumer Staples	1.2%
Healthcare	0.1%
Other Assets less Liabilities‡	1.5%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Industries Qatar QSC	8.2%
Qatar National Bank SAQ	7.6%
First Gulf Bank PJSC	7.6%
Maroc Telecom	6.5%
Mobile Telecommunications Co. KSC	5.3%
National Bank of Abu Dhabi PJSC	4.3%
National Bank of Kuwait SAKP	3.9%
Abu Dhabi Commercial Bank PJSC	3.6%
Ahli United Bank BSC	2.6%
Telecom Egypt Co.	2.6%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Middle East Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Middle East Dividend Index.

The Fund returned -6.28% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in Morocco. The Fund’s position in Kuwait created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.88%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-6.28%	13.57%	9.89%	1.00%
Fund Market Price Returns	-7.52%	13.48%	9.05%	0.64%
WisdomTree Middle East Dividend Index	-5.68%	14.34%	10.35%	2.26%
MSCI Arabian Markets ex-Saudi Arabia Index	-7.77%	7.96%	4.05%	-4.38%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on July 16, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

18	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Description of Indexes (unaudited)

Below are descriptions of each Index referenced in this report:

The Dow Jones Global ex-U.S. Select Real Estate Securities Index is a float-adjusted market capitalization weighted index that defines and measures the investable universe of publicly traded real estate securities in countries outside the U.S.

The FTSE China 50 Index is a capitalization weighted index that is comprised of the 50 largest and most liquid Chinese securities.

The MSCI AC Asia Pacific ex-Japan Index is comprised of large- and mid-capitalization segments of emerging market and developed market countries in the Asia Pacific region, excluding Japan.

The MSCI AC World ex-USA Growth Index is comprised of growth stocks in the developed and emerging markets covered by MSCI, excluding the U.S.

The MSCI AC World Index is comprised of the world stock market indexes covered by MSCI.

The MSCI ACWI ex-USA Index is comprised of large- and mid-capitalization segments of the developed and emerging markets covered by MSCI, excluding the U.S.

The MSCI Arabian Markets ex-Saudi Arabia Index is a free float-adjusted market capitalization index that aims to represent the universe of companies in the Gulf Cooperation Council (GCC) countries, excluding Saudi Arabia, plus Jordan, Egypt, Morocco, Tunisia and Lebanon.

The MSCI China Index is a capitalization weighted index that is comprised of stocks in China.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure emerging markets equity performance.

The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure the performance of small capitalization equities in the emerging markets.

The MSCI Europe Value Index is comprised of value stocks in the MSCI Europe Index.

The MSCI India Index is a free float-adjusted market capitalization index that is comprised of stocks in India.

The MSCI Japan Value Index is comprised of value stocks in the MSCI Japan Index.

The MSCI Pacific ex-Japan Index is a subset of the MSCI EAFE Index that is comprised of stocks in Australia, Hong Kong, Singapore and New Zealand.

The S&P 500® Index is a capitalization-weighted index of 500 stocks selected by Standard & Poor’s Index Committee, designed to represent the performance of the leading industries in the United States economy.

The S&P Developed ex-U.S. BMI Sector Indexes are indexes that track specific sectors of developed global markets outside the United States. The S&P Developed Ex-U.S. BMI Utilities Index includes companies that are classified as members of the GICS utilities sector and sub-industries; the S&P Developed Ex-U.S. BMI Materials Index includes companies of the GICS materials sector and sub-industries; the S&P Developed Ex-U.S. BMI Energy Index includes companies of the GICS energy sector and sub-industries.

The S&P Global Natural Resources Index is comprised of the largest publicly traded companies in natural resources and commodities businesses that meet specific eligibility requirements.

The WisdomTree Asia Pacific ex-Japan Index is comprised of dividend-paying companies incorporated in emerging market and developed countries in the Pacific region, excluding Japan.

The WisdomTree China Dividend ex-Financials Index is comprised of Chinese dividend paying stocks outside the financial sector.

The WisdomTree Commodity Country Equity Index is comprised of dividend-paying companies in developed and emerging market countries outside the U.S. and Canada in the Commodities sector.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	19

Description of Indexes (unaudited) (continued)

The WisdomTree Emerging Markets Consumer Growth Index consists of stocks that best exemplify growth trends in emerging market consumers and their local economies.

The WisdomTree Emerging Markets Dividend Growth Index consists of dividend paying stocks with growth characteristics selected from the WisdomTree Emerging Markets Dividend Index.

The WisdomTree Emerging Markets Equity Income Index is comprised of the highest dividend-yielding stocks selected from the WisdomTree Emerging Markets Dividend Index.

The WisdomTree Emerging Markets ex-State-Owned Enterprises Index is a modified market capitalization weighted index that consists of common stocks in emerging markets, excluding common stocks of “state-owned enterprises.” WisdomTree Investments, Inc., as index provider, defines state-owned enterprises as companies with over 20% government ownership.

The WisdomTree Emerging Markets SmallCap Dividend Index is comprised of primarily small-capitalization stocks selected from the WisdomTree Emerging Markets Dividend Index.

The WisdomTree Europe Equity Income Index is comprised of companies with high dividend yields selected from the WisdomTree Europe Dividend Index.

The WisdomTree Global Equity Income Index is comprised of high dividend-paying companies selected from the WisdomTree Global Dividend Index.

The WisdomTree Global ex-U.S. Dividend Growth Index is comprised of growth companies selected from developed and emerging markets outside the U.S.

The WisdomTree Global ex-U.S. Real Estate Index is comprised of companies in developed and emerging markets outside of Canada and the U.S., which WisdomTree classifies as being Global Real Estate securities.

The WisdomTree Global ex-U.S. Utilities Index is comprised of dividend-paying companies in developed and emerging market countries outside the U.S. and Canada in the Utilities sector.

The WisdomTree Global Natural Resources Index is comprised of dividend-paying companies in developed and emerging market countries outside the U.S. and Canada in the Natural Resources sector.

The WisdomTree India Earnings Index is a fundamentally weighted index that is comprised of companies incorporated and traded in India that are profitable and that are eligible to be purchased by foreign investors as of the index measurement date.

The WisdomTree International Real Estate Index is comprised of companies in developed markets outside of the U.S. and Canada that pay regular cash dividends and that WisdomTree Investments classifies as being part of the International Real Estate sector.

The WisdomTree International Sector Indexes, which encompass Basic Materials, Energy and Utilities, are derived from the WisdomTree DEFA Index, and measure the performance of dividend-paying companies in developed markets outside the U.S. and Canada, within their specific international sectors.

The WisdomTree Japan Equity Income Index is comprised of companies with high dividend yields selected from the WisdomTree Japan Dividend Index.

The WisdomTree Middle East Dividend Index is comprised of companies in the Middle East region that pay regular cash dividends on shares of common stock and that meet specified requirements as of the index measurement date.

The WisdomTree Pacific ex-Japan Dividend Index is comprised of dividend-paying companies incorporated in the Pacific region, excluding Japan.

Index performance information assumes the reinvestment of net dividends and excludes management fees, transaction costs and expenses. You cannot directly invest in an index.

20	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Description of Indexes (unaudited) (concluded)

The Dow Jones Global ex-U.S. Select Real Estate Securities Index is calculated, distributed and marketed by Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC, and has been licensed for use.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. and is licensed for use by WisdomTree Investments, Inc. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

WisdomTree Investments and WisdomTree Asset Management (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	21

Shareholder Expense Examples (unaudited)

As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual expenses

The first line under each Fund in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period 10/1/14 to 3/31/15” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line under each Fund in the table on the next page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Shareholder Expense Examples (unaudited) (concluded)

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Annualized Expense Ratio Based on the Period 10/1/14 to 3/31/15	Expenses Paid During the Period† 10/1/14 to 3/31/15
WisdomTree Asia Pacific ex-Japan Fund
Actual	$1,000.00	$1,012.40	0.48%	$2.41
Hypothetical (5% return before expenses)	$1,000.00	$1,022.54	0.48%	$2.42
WisdomTree China Dividend ex-Financials Fund
Actual	$1,000.00	$1,064.50	0.63%	$3.24
Hypothetical (5% return before expenses)	$1,000.00	$1,021.79	0.63%	$3.18
WisdomTree Commodity Country Equity Fund
Actual	$1,000.00	$877.00	0.58%	$2.71
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree Emerging Markets Consumer Growth Fund
Actual	$1,000.00	$997.40	0.63%	$3.14
Hypothetical (5% return before expenses)	$1,000.00	$1,021.79	0.63%	$3.18
WisdomTree Emerging Markets Dividend Growth Fund
Actual	$1,000.00	$947.70	0.63%	$3.06
Hypothetical (5% return before expenses)	$1,000.00	$1,021.79	0.63%	$3.18
WisdomTree Emerging Markets Equity Income Fund
Actual	$1,000.00	$898.40	0.63%	$2.98
Hypothetical (5% return before expenses)	$1,000.00	$1,021.79	0.63%	$3.18
WisdomTree Emerging Markets ex-State-Owned Enterprises Fund
Actual[1]	$1,000.00	$1,025.70	0.58%	$1.80
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree Emerging Markets SmallCap Dividend Fund
Actual	$1,000.00	$961.50	0.63%	$3.08
Hypothetical (5% return before expenses)	$1,000.00	$1,021.79	0.63%	$3.18
WisdomTree Global Equity Income Fund
Actual	$1,000.00	$966.00	0.58%	$2.84
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree Global ex-U.S. Dividend Growth Fund
Actual	$1,000.00	$1,007.60	0.58%	$2.90
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree Global ex-U.S. Real Estate Fund
Actual	$1,000.00	$1,067.50	0.58%	$2.99
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree Global ex-U.S. Utilities Fund
Actual	$1,000.00	$921.20	0.58%	$2.78
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree Global Natural Resources Fund
Actual	$1,000.00	$782.30	0.58%	$2.58
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
WisdomTree India Earnings Fund (consolidated)
Actual	$1,000.00	$1,031.00	0.83%	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	0.83%	$4.18
WisdomTree Middle East Dividend Fund
Actual	$1,000.00	$863.20	0.88%	$4.09
Hypothetical (5% return before expenses)	$1,000.00	$1,020.54	0.88%	$4.43
†	Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 182/365 (to reflect the one-half year period).

[1]

Fund commenced operations on December 10, 2014. Actual expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 112/365 (to reflect the period since commencement of operations).

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	23

Schedule of Investments

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 96.9%
Australia – 21.2%
AGL Energy Ltd.	11,641	$135,176
Amcor Ltd.	15,191	162,937
AMP Ltd.	24,109	118,612
Aurizon Holdings Ltd.	31,979	118,487
Australia & New Zealand Banking Group Ltd.	25,218	705,880
BHP Billiton Ltd.	44,444	1,053,562
Brambles Ltd.	17,924	157,744
Coca-Cola Amatil Ltd.(a)	19,358	159,421
Commonwealth Bank of Australia	14,524	1,036,330
Crown Resorts Ltd.(a)	9,436	96,379
CSL Ltd.	2,544	179,034
Fortescue Metals Group Ltd.(a)	80,743	120,900
Insurance Australia Group Ltd.(a)	26,119	121,717
Leighton Holdings Ltd.(a)	7,772	125,576
Macquarie Group Ltd.	2,526	147,953
National Australia Bank Ltd.	22,521	663,250
Orica Ltd.(a)	8,145	124,510
Origin Energy Ltd.	8,506	73,494
Rio Tinto Ltd.(a)	7,974	348,630
Santos Ltd.	13,399	73,086
Sonic Healthcare Ltd.	7,415	115,786
Suncorp Group Ltd.	12,556	129,494
Telstra Corp., Ltd.	286,840	1,382,720
Wesfarmers Ltd.	19,869	667,266
Westpac Banking Corp.	31,725	954,426
Woodside Petroleum Ltd.	19,952	526,165
Woolworths Ltd.	20,693	466,190

Total Australia		9,964,725
China – 26.6%
Agricultural Bank of China Ltd. Class H	348,000	172,361
Bank of China Ltd. Class H	986,255	569,895
Bank of Communications Co., Ltd. Class H	366,955	314,747
BOC Hong Kong Holdings Ltd.	85,889	306,309
China Construction Bank Corp. Class H	2,737,100	2,273,547
China Life Insurance Co., Ltd. Class H	6,674	29,225
China Merchants Bank Co., Ltd. Class H	58,404	142,676
China Merchants Holdings International Co., Ltd.	42,850	167,740
China Mobile Ltd.	288,734	3,768,824
China National Building Material Co., Ltd. Class H	14,973	14,909
China Overseas Land & Investment Ltd.	43,065	139,142
China Petroleum & Chemical Corp. Class H	544,261	433,132
China Resources Power Holdings Co., Ltd.	74,218	186,286
China Shenhua Energy Co., Ltd. Class H	82,736	211,294
China Telecom Corp., Ltd. Class H	699,038	448,110
China Unicom Hong Kong Ltd.	150,333	228,804
CNOOC Ltd.	769,568	1,087,890
Dongfeng Motor Group Co., Ltd. Class H	72,181	115,817
Fosun International Ltd.(a)	89,500	173,389
Guangdong Investment Ltd.	98,000	128,424
Industrial & Commercial Bank of China Ltd. Class H	974,270	718,791
Lenovo Group Ltd.(a)	91,000	132,866
PetroChina Co., Ltd. Class H	350,919	$388,348
PICC Property & Casualty Co., Ltd. Class H	99,444	196,501
Ping An Insurance Group Co. of China Ltd. Class H	2,533	30,449
Sinopharm Group Co., Ltd. Class H	7,014	28,633
Sun Art Retail Group Ltd.(a)	137,225	119,472

Total China		12,527,581
Hong Kong – 7.7%
AIA Group Ltd.	29,525	185,839
CK Hutchison Holdings Ltd.	13,277	271,943
CLP Holdings Ltd.	35,366	309,046
Hang Lung Properties Ltd.	29,000	81,542
Hang Seng Bank Ltd.	11,703	212,081
Henderson Land Development Co., Ltd.	17,270	121,288
Hong Kong & China Gas Co., Ltd.	84,420	195,342
Hong Kong Exchanges and Clearing Ltd.	4,535	111,137
Hutchison Whampoa Ltd.	48,027	666,538
MTR Corp., Ltd.	71,765	341,560
New World Development Co., Ltd.	63,409	73,526
Power Assets Holdings Ltd.	31,579	322,997
Sino Land Co., Ltd.	52,924	86,283
SJM Holdings Ltd.(a)	163,276	213,544
Sun Hung Kai Properties Ltd.	13,534	208,778
Swire Properties Ltd.	29,400	95,749
Wharf Holdings Ltd. (The)	18,350	128,163

Total Hong Kong		3,625,356
India – 0.2%
Infosys Ltd. ADR(a)	3,262	114,431
Indonesia – 3.7%
Astra International Tbk PT	611,161	400,819
Bank Central Asia Tbk PT	78,275	88,751
Bank Mandiri Persero Tbk PT	130,824	124,821
Bank Rakyat Indonesia Persero Tbk PT	139,200	141,329
Indocement Tunggal Prakarsa Tbk PT	80,400	134,820
Perusahaan Gas Negara Persero Tbk PT	425,900	156,353
Semen Indonesia Persero Tbk PT	23,733	24,777
Telekomunikasi Indonesia Persero Tbk PT	1,339,500	296,073
Unilever Indonesia Tbk PT	83,835	254,230
United Tractors Tbk PT	59,800	99,705

Total Indonesia		1,721,678
Malaysia – 6.0%
Astro Malaysia Holdings Bhd	87,100	75,259
Axiata Group Bhd	105,300	201,303
British American Tobacco Malaysia Bhd	6,200	114,943
DiGi.Com Bhd	137,100	233,220
Genting Malaysia Bhd	68,640	78,398
IOI Corp. Bhd	121,200	150,211
Kuala Lumpur Kepong Bhd	15,100	92,879
Malayan Banking Bhd	89,294	224,953
Maxis Bhd	192,800	374,303
Petronas Chemicals Group Bhd	87,708	133,569
Petronas Dagangan Bhd	18,000	97,205
Petronas Gas Bhd	23,900	148,556
Public Bank Bhd	28,490	145,239

See Notes to Financial Statements.

24	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

March 31, 2015

Investments	Shares	Value
Sime Darby Bhd	94,200	$235,786
Telekom Malaysia Bhd	54,900	107,769
Tenaga Nasional Bhd	65,900	255,522
YTL Corp. Bhd	333,400	150,338

Total Malaysia		2,819,453
Philippines – 1.9%
Aboitiz Equity Ventures, Inc.	110,550	143,443
Aboitiz Power Corp.	122,200	121,653
Philippine Long Distance Telephone Co.	5,700	364,188
SM Investments Corp.	6,546	131,725
Universal Robina Corp.	23,020	116,388

Total Philippines		877,397
Singapore – 6.4%
DBS Group Holdings Ltd.	20,017	297,110
Hutchison Port Holdings Trust(a)	223,357	155,233
Jardine Cycle & Carriage Ltd.	5,391	161,372
Keppel Corp., Ltd.(a)	23,481	154,064
Oversea-Chinese Banking Corp., Ltd.	16,981	130,852
Sembcorp Industries Ltd.	39,116	120,339
Sembcorp Marine Ltd.(a)	45,757	97,405
Singapore Airlines Ltd.	25,557	222,648
Singapore Press Holdings Ltd.	38,000	116,075
Singapore Technologies Engineering Ltd.	66,625	169,028
Singapore Telecommunications Ltd.	304,577	972,550
StarHub Ltd.	37,000	117,336
United Overseas Bank Ltd.	8,574	143,765
Wilmar International Ltd.(a)	67,000	159,233

Total Singapore		3,017,010
South Korea – 6.6%
Coway Co., Ltd.	500	41,237
Hyundai Heavy Industries Co., Ltd.	807	88,741
Hyundai Mobis Co., Ltd.	443	98,427
Hyundai Motor Co.	1,153	175,114
Kangwon Land, Inc.	2,841	88,729
KB Financial Group, Inc.	1,634	57,881
Kia Motors Corp.	2,265	92,278
Korea Zinc Co., Ltd.	216	82,549
KT&G Corp.	2,289	183,004
LG Chem Ltd.	621	126,501
LG Corp.	1,468	81,111
LG Household & Health Care Ltd.	23	17,435
POSCO	1,056	232,721
Samsung Electronics Co., Ltd.	802	1,041,671
Samsung Heavy Industries Co., Ltd.	568	9,241
Samsung Life Insurance Co., Ltd.	930	81,059
SK C&C Co., Ltd.	110	23,052
SK Holdings Co., Ltd.	497	76,155
SK Innovation Co., Ltd.	1,981	170,343
SK Telecom Co., Ltd.	413	101,440
SK Telecom Co., Ltd. ADR(a)	8,909	242,414

Total South Korea		3,111,103
Taiwan – 11.5%
Advanced Semiconductor Engineering, Inc.	110,175	$148,766
Asustek Computer, Inc.	20,740	208,792
Cathay Financial Holding Co., Ltd.	63,614	101,652
Cheng Shin Rubber Industry Co., Ltd.	67,948	156,135
China Steel Corp.	191,078	158,774
Chunghwa Telecom Co., Ltd.	66,436	211,262
CTBC Financial Holding Co., Ltd.	2,000	1,330
Delta Electronics, Inc.	32,000	201,981
Far Eastern New Century Corp.	111,141	114,729
Far EasTone Telecommunications Co., Ltd.	69,000	166,491
First Financial Holding Co., Ltd.	3,000	1,783
Formosa Chemicals & Fibre Corp.	71,685	164,493
Formosa Petrochemical Corp.	144,511	316,363
Formosa Plastics Corp.	61,444	149,044
Fubon Financial Holding Co., Ltd.	62,803	112,801
Hon Hai Precision Industry Co., Ltd.	117,448	343,823
Hua Nan Financial Holdings Co., Ltd.	1,000	572
MediaTek, Inc.	22,000	297,763
Nan Ya Plastics Corp.	125,537	278,837
President Chain Store Corp.	16,000	120,422
Quanta Computer, Inc.	101,000	244,027
Taiwan Cement Corp.	112,772	158,940
Taiwan Mobile Co., Ltd.	82,100	287,311
Taiwan Semiconductor Manufacturing Co., Ltd.	287,241	1,335,684
Uni-President Enterprises Corp.	69,179	115,851
Yuanta Financial Holding Co., Ltd.	2,000	1,007

Total Taiwan		5,398,633
Thailand – 5.1%
Advanced Info Service PCL	55,300	402,769
Advanced Info Service PCL NVDR	13,000	94,683
Airports of Thailand PCL NVDR	15,284	131,516
Bangkok Bank PCL NVDR	12,700	72,008
Charoen Pokphand Foods PCL	80,799	55,869
CP ALL PCL	65,100	82,025
Intouch Holdings PCL NVDR	72,085	171,130
Krung Thai Bank PCL NVDR	124,300	87,094
PTT Exploration & Production PCL	69,513	232,849
PTT Global Chemical PCL	115,794	185,932
PTT PCL	39,200	389,109
PTT PCL NVDR	7,300	72,462
Siam Cement PCL (The) NVDR	15,571	245,002
Siam Commercial Bank PCL (The)	18,900	103,387
Total Access Communication PCL NVDR	37,481	94,451

Total Thailand		2,420,286
TOTAL COMMON STOCKS (Cost: $41,210,858)		45,597,653
EXCHANGE-TRADED NOTE – 2.6%
United States – 2.6%
iPath MSCI India Index ETN* (Cost: $901,215)	16,653	1,234,320

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	25

Schedule of Investments (concluded)

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

March 31, 2015

Investments	Shares	Value
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 4.7%
United States – 4.7%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(b)
(Cost: $2,197,864)(c)	2,197,864	$2,197,864
TOTAL INVESTMENTS IN SECURITIES – 104.2% (Cost: $44,309,937)		49,029,837
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (4.2)%		(1,993,053)

NET ASSETS – 100.0%		$47,036,784
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(c)

At March 31, 2015, the total market value of the Fund’s securities on loan was $2,190,924 and the total market value of the collateral held by the Fund was $2,308,673. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $110,809. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

ADR – American Depositary Receipt

ETN – Exchange-Traded Note

NVDR – Non-Voting Depositary Receipt

See Notes to Financial Statements.

26	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments

WisdomTree China Dividend ex-Financials Fund (CHXF)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 100.0%
China – 100.0%
Aerospace & Defense – 0.3%
AviChina Industry & Technology Co., Ltd. Class H(a)	60,000	$43,106
Automobiles – 8.9%
Brilliance China Automotive Holdings Ltd.	68,000	131,035
Byd Co., Ltd. Class H(a)	2,500	12,866
Dongfeng Motor Group Co., Ltd. Class H	70,000	112,317
Geely Automobile Holdings Ltd.(a)	440,000	226,440
Great Wall Motor Co., Ltd. Class H	88,000	622,000
Guangzhou Automobile Group Co., Ltd. Class H	396,000	378,989

Total Automobiles		1,483,647
Beverages – 0.6%
Tsingtao Brewery Co., Ltd. Class H(a)	16,000	107,209
Chemicals – 1.5%
Huabao International Holdings Ltd.	324,000	241,128
Construction & Engineering – 7.9%
China Communications Construction Co., Ltd. Class H	500,000	704,239
China Railway Group Ltd. Class H	451,000	461,875
China State Construction International Holdings Ltd.	106,000	147,658

Total Construction & Engineering		1,313,772
Construction Materials – 1.7%
Anhui Conch Cement Co., Ltd. Class H(a)	14,500	54,891
China National Building Material Co., Ltd. Class H(a)	108,000	107,540
China Resources Cement Holdings Ltd.	204,000	115,511

Total Construction Materials		277,942
Diversified Telecommunication Services – 3.8%
China Communications Services Corp., Ltd. Class H	330,000	146,420
China Telecom Corp., Ltd. Class H	380,000	243,594
China Unicom Hong Kong Ltd.	158,000	240,473

Total Diversified Telecommunication Services		630,487
Electric Utilities – 2.1%
HK Electric Investments & HK Electric Investments Ltd.(b)	496,500	340,689
Electrical Equipment – 1.5%
Zhuzhou CSR Times Electric Co., Ltd. Class H	37,000	242,911
Electronic Equipment, Instruments & Components – 2.4%
AAC Technologies Holdings, Inc.	36,000	222,183
Kingboard Chemical Holdings Ltd.	60,000	95,034
Sunny Optical Technology Group Co., Ltd.(a)	45,000	81,839

Total Electronic Equipment, Instruments & Components		399,056
Energy Equipment & Services – 1.2%
China Oilfield Services Ltd. Class H(a)	122,000	202,991
Food & Staples Retailing – 2.0%
China Resources Enterprise Ltd.	50,000	98,026
Sun Art Retail Group Ltd.(a)	272,500	237,245

Total Food & Staples Retailing		335,271
Food Products – 3.1%
China Huishan Dairy Holdings Co., Ltd.(a)	519,000	92,379
China Mengniu Dairy Co., Ltd.	18,000	95,652
Tingyi Cayman Islands Holding Corp.	70,000	150,599
Uni-President China Holdings Ltd.(a)	81,000	53,596
Want Want China Holdings Ltd.(a)	120,000	127,382

Total Food Products		519,608
Gas Utilities – 1.5%
China Gas Holdings Ltd.	40,000	65,523
China Resources Gas Group Ltd.(a)	48,000	149,206
ENN Energy Holdings Ltd.	6,000	36,798

Total Gas Utilities		251,527
Health Care Equipment & Supplies – 0.3%
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	48,000	42,285
Health Care Providers & Services – 1.1%
Shanghai Pharmaceuticals Holding Co., Ltd. Class H	43,600	115,846
Sinopharm Group Co., Ltd. Class H	17,600	71,848

Total Health Care Providers & Services		187,694
Hotels, Restaurants & Leisure – 0.4%
Melco Crown Entertainment Ltd.	9,000	64,136
Household Durables – 0.4%
Haier Electronics Group Co., Ltd.	25,000	65,458
Independent Power and Renewable Electricity Producers – 8.2%
China Longyuan Power Group Corp., Ltd. Class H	105,000	114,168
China Resources Power Holdings Co., Ltd.	86,000	215,859
Datang International Power Generation Co., Ltd. Class H	886,000	453,682
Huaneng Power International, Inc. Class H	482,000	570,712

Total Independent Power and Renewable Electricity Producers		1,354,421
Industrial Conglomerates – 1.4%
Beijing Enterprises Holdings Ltd.	14,000	110,150
CITIC Ltd.	72,000	123,327

Total Industrial Conglomerates		233,477
Internet Software & Services – 0.9%
Tencent Holdings Ltd.	7,700	146,193
IT Services – 0.8%
Travelsky Technology Ltd. Class H	117,000	134,761
Machinery – 0.7%
Weichai Power Co., Ltd. Class H	32,000	123,410
Metals & Mining – 4.9%
Fosun International Ltd.(a)	90,500	175,326
Jiangxi Copper Co., Ltd. Class H(a)	136,000	252,948
Zijin Mining Group Co., Ltd. Class H(a)	1,220,000	387,099

Total Metals & Mining		815,373

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	27

Schedule of Investments (concluded)

WisdomTree China Dividend ex-Financials Fund (CHXF)

March 31, 2015

Investments	Shares	Value
Oil, Gas & Consumable Fuels – 19.4%
China Coal Energy Co., Ltd. Class H(a)	296,000	$163,404
China Petroleum & Chemical Corp. Class H	1,014,000	806,957
China Shenhua Energy Co., Ltd. Class H	313,500	800,627
CNOOC Ltd.	323,000	456,605
Kunlun Energy Co., Ltd.	190,000	184,534
PetroChina Co., Ltd. Class H	700,000	774,663
Yanzhou Coal Mining Co., Ltd. Class H(a)	38,000	32,495

Total Oil, Gas & Consumable Fuels		3,219,285
Personal Products – 1.8%
Hengan International Group Co., Ltd.	25,000	300,204
Pharmaceuticals – 1.6%
CSPC Pharmaceutical Group Ltd.	78,000	65,997
Lijun International Pharmaceutical Holding Co., Ltd.	128,000	55,968
Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H	22,500	75,019
Sihuan Pharmaceutical Holdings Group Ltd.(a)	47,000	26,734
Sino Biopharmaceutical Ltd.	40,000	40,500

Total Pharmaceuticals		264,218
Semiconductors & Semiconductor Equipment – 3.0%
Hanergy Thin Film Power Group Ltd.*(a)	502,000	451,946
Xinyi Solar Holdings Ltd.(a)	168,000	52,222

Total Semiconductors & Semiconductor Equipment		504,168
Software – 0.3%
Kingsoft Corp., Ltd.(a)	14,000	41,081
Specialty Retail – 0.2%
Esprit Holdings Ltd.(a)	25,500	25,885
Technology Hardware, Storage & Peripherals – 1.5%
Lenovo Group Ltd.(a)	168,000	245,292
Textiles, Apparel & Luxury Goods – 0.6%
Belle International Holdings Ltd.	90,000	104,823
Transportation Infrastructure – 3.3%
China Merchants Holdings International Co., Ltd.	75,050	293,790
COSCO Pacific Ltd.	194,000	254,228

Total Transportation Infrastructure		548,018
Water Utilities – 2.7%
Beijing Enterprises Water Group Ltd.	200,000	136,204
Guangdong Investment Ltd.	236,000	309,267

Total Water Utilities		445,471
Wireless Telecommunication Services – 8.0%
China Mobile Ltd.	101,500	1,324,872
TOTAL COMMON STOCKS (Cost: $15,979,563)		16,579,869
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 15.2%
United States – 15.2%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c)
(Cost: $2,523,384)(d)	2,523,384	2,523,384
TOTAL INVESTMENTS IN SECURITIES – 115.2% (Cost: $18,502,947)		19,103,253
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (15.2)%		(2,518,374)

NET ASSETS – 100.0%		$16,584,879
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $2,533,746 and the total market value of the collateral held by the Fund was $2,721,098. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $197,714. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

28	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments

WisdomTree Commodity Country Equity Fund (CCXE)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 99.3%
Australia – 12.7%
AGL Energy Ltd.	1,399	$16,245
Amcor Ltd.	1,607	17,236
AMP Ltd.	4,207	20,698
Australia & New Zealand Banking Group Ltd.	5,258	147,177
BHP Billiton Ltd.	6,025	142,825
Coca-Cola Amatil Ltd.(a)	2,148	17,690
Commonwealth Bank of Australia(a)	2,988	213,203
CSL Ltd.	288	20,268
Fortescue Metals Group Ltd.(a)	9,606	14,384
Insurance Australia Group Ltd.	5,216	24,307
Macquarie Group Ltd.	435	25,479
National Australia Bank Ltd.	4,962	146,132
Origin Energy Ltd.	1,325	11,448
Rio Tinto Ltd.(a)	859	37,556
Suncorp Group Ltd.(a)	2,360	24,339
Telstra Corp., Ltd.(a)	34,778	167,648
Wesfarmers Ltd.(a)	2,623	88,089
Westpac Banking Corp.	5,894	177,317
Woodside Petroleum Ltd.	2,542	67,037
Woolworths Ltd.(a)	2,560	57,674

Total Australia		1,436,752
Brazil – 10.1%
Ambev S.A.	52,432	302,672
Banco Bradesco S.A.	4,360	41,102
Banco do Brasil S.A.	10,269	73,609
Banco Santander Brasil S.A.	8,359	36,798
BB Seguridade Participacoes S.A.	5,154	52,893
BM&FBovespa S.A. – Bolsa de Valores Mercadorias e Futuros	4,444	15,518
BRF S.A.	1,146	22,697
CCR S.A.	7,892	40,249
Cia Siderurgica Nacional S.A.	10,592	17,995
Cielo S.A.	5,028	71,878
CPFL Energia S.A.	4,924	31,521
Itau Unibanco Holding S.A.	6,699	67,449
Natura Cosmeticos S.A.	1,866	15,705
Petroleo Brasileiro S.A.	21,299	63,842
Porto Seguro S.A.	2,046	22,886
Souza Cruz S.A.	7,637	60,693
Tim Participacoes S.A.	7,328	24,395
Transmissora Alianca de Energia Eletrica S.A.	4,080	26,731
Ultrapar Participacoes S.A.	1,532	31,075
Vale S.A.	22,577	126,727

Total Brazil		1,146,435
Canada – 11.3%
Bank of Montreal(a)	1,093	65,502
Bank of Nova Scotia (The)(a)	2,026	101,644
BCE, Inc.(a)	2,571	108,849
Canadian Imperial Bank of Commerce(a)	694	50,314
Canadian Natural Resources Ltd.(a)	1,654	50,697
Crescent Point Energy Corp.(a)	1,920	42,812
Enbridge, Inc.	1,452	69,992
Great-West Lifeco, Inc.(a)	1,731	50,051
Husky Energy, Inc.(a)	2,729	55,700
Manulife Financial Corp.	2,177	36,974
Potash Corp. of Saskatchewan, Inc.	2,367	76,308
Power Financial Corp.(a)	1,455	43,070
Rogers Communications, Inc. Class B	1,430	47,874
Royal Bank of Canada	2,252	135,564
Sun Life Financial, Inc.(a)	1,023	31,526
Suncor Energy, Inc.(a)	2,457	71,799
TELUS Corp.	1,621	53,846
Toronto-Dominion Bank (The)	2,806	120,105
TransCanada Corp.(a)	1,638	70,047

Total Canada		1,282,674
Chile – 12.3%
Administradora de Fondos de Pensiones Habitat S.A.	9,501	14,023
Aguas Andinas S.A. Class A	52,118	30,553
Banco de Chile	1,248,859	140,211
Banco de Credito e Inversiones	1,180	52,839
Banco Santander Chile	2,714,985	147,987
CAP S.A.	3,214	11,054
Cencosud S.A.	17,269	40,990
Cia Cervecerias Unidas S.A.	2,921	30,406
Corpbanca S.A.	3,829,658	40,570
Empresa Nacional de Electricidad S.A.	100,310	150,201
Empresas CMPC S.A.	11,901	32,675
Empresas COPEC S.A.	11,882	138,375
Enersis S.A.	779,087	255,347
ENTEL Chile S.A.	5,288	54,743
Inversiones Aguas Metropolitanas S.A.	21,241	34,247
Inversiones La Construccion S.A.	1,843	21,609
S.A.C.I. Falabella	20,220	154,945
Sociedad Matriz del Banco de Chile S.A. Class B	82,125	24,024
SONDA S.A.	10,419	24,577

Total Chile		1,399,376
New Zealand – 14.7%
Air New Zealand Ltd.	58,523	119,591
Auckland International Airport Ltd.	40,057	135,174
Fisher & Paykel Healthcare Corp., Ltd.	24,256	119,688
Fletcher Building Ltd.	45,471	287,111
Fonterra Co-operative Group Ltd.	1,564	6,545
Heartland New Zealand Ltd.(a)	17,262	16,569
Kathmandu Holdings Ltd.(a)	14,293	14,791
Mainfreight Ltd.(a)	2,705	31,381
Metlifecare Ltd.	2,287	8,095
Nuplex Industries Ltd.	12,543	30,099
Ryman Healthcare Ltd.	10,705	62,937
Sky Network Television Ltd.(a)	35,191	155,963
SKYCITY Entertainment Group Ltd.	51,758	159,135
Spark New Zealand Ltd.	177,236	396,070
Summerset Group Holdings Ltd.	4,849	12,072
Tower Ltd.(a)	10,851	18,878

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	29

Schedule of Investments (concluded)

WisdomTree Commodity Country Equity Fund (CCXE)

March 31, 2015

Investments	Shares	Value
Trade Me Group Ltd.	32,595	$90,439

Total New Zealand		1,664,538
Norway – 12.5%
Aker ASA Class A	659	14,433
Atea ASA	1,608	18,107
DNB ASA	5,036	81,047
Gjensidige Forsikring ASA	3,203	55,323
Kongsberg Gruppen A/S	585	11,650
Leroy Seafood Group ASA	442	12,889
Marine Harvest ASA	7,127	81,846
Norsk Hydro ASA	8,492	44,667
Orkla ASA	8,774	66,357
Petroleum Geo-Services ASA(a)	2,491	12,818
Salmar ASA	1,555	22,382
SpareBank 1 SR-Bank ASA	909	6,345
Statoil ASA	32,220	570,909
Telenor ASA	14,455	292,181
TGS Nopec Geophysical Co. ASA(a)	1,014	22,497
Veidekke ASA	1,161	13,614
Wilh. Wilhelmsen ASA	1,147	6,817
Yara International ASA	1,695	86,232

Total Norway		1,420,114
Russia – 12.1%
Gazprom Neft OAO ADR	3,454	45,938
Gazprom OAO ADR	55,450	263,609
Lukoil OAO ADR	4,652	215,481
Magnit PJSC GDR Reg S	554	28,282
MegaFon OAO GDR Reg S	3,488	55,808
MMC Norilsk Nickel OJSC ADR	9,318	165,534
Mobile Telesystems OJSC ADR	8,319	84,022
NovaTek OAO GDR Reg S	684	51,300
Novolipetsk Steel OJSC GDR Reg S	1,461	19,504
PhosAgro OAO GDR Reg S	1,087	12,283
Rosneft OAO GDR Reg S	53,595	230,727
Rostelecom OJSC ADR	1,166	9,223
RusHydro JSC ADR	6,384	6,180
Sberbank of Russia ADR	13,276	58,335
Severstal PAO GDR Reg S	1,867	20,966
Sistema JSFC GDR Reg S	6,011	44,481
Tatneft OAO ADR	1,323	39,412
VTB Bank OJSC GDR Reg S	11,048	22,295

Total Russia		1,373,380
South Africa – 12.9%
Barclays Africa Group Ltd.	5,635	86,039
Bidvest Group Ltd. (The)	1,679	45,547
Coronation Fund Managers Ltd.	2,441	19,794
Exxaro Resources Ltd.(a)	2,831	23,482
FirstRand Ltd.	28,372	130,758
Imperial Holdings Ltd.	1,690	26,908
Kumba Iron Ore Ltd.(a)	7,379	95,007
Liberty Holdings Ltd.	1,695	23,481
MMI Holdings Ltd.	10,219	27,681
MTN Group Ltd.	15,292	258,732
Naspers Ltd. Class N	258	39,819
Nedbank Group Ltd.(a)	2,726	53,497
Remgro Ltd.	916	20,095
RMB Holdings Ltd.	7,090	40,891
Sanlam Ltd.	8,038	51,991
Sasol Ltd.	4,381	149,033
Shoprite Holdings Ltd.	2,559	34,694
Standard Bank Group Ltd.(a)	8,553	118,593
Vodacom Group Ltd.(a)	16,780	183,765
Woolworths Holdings Ltd.	5,348	38,026

Total South Africa		1,467,833
United States – 0.7%
Thomson Reuters Corp.(a)	1,949	79,022
TOTAL COMMON STOCKS (Cost: $13,577,890)		11,270,124
EXCHANGE-TRADED FUND – 0.2%
United States – 0.2%
WisdomTree Global Natural Resources Fund(b) (Cost: $20,779)	1,218	19,013
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 16.3%
United States – 16.3%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c)
(Cost: $1,847,634)(d)	1,847,634	1,847,634
TOTAL INVESTMENTS IN SECURITIES – 115.8% (Cost: $15,446,303)		13,136,771
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (15.8)%		(1,791,107)

NET ASSETS – 100.0%		$11,345,664
(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Affiliated company (See Note 8).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $1,930,779 and the total market value of the collateral held by the Fund was $2,026,731. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $179,097.

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

30	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 99.6%
Brazil – 14.6%
AES Tiete S.A.	11,300	$51,796
Ambev S.A.	218,542	1,261,569
Arteris S.A.	3,600	8,448
BB Seguridade Participacoes S.A.	16,000	164,200
CCR S.A.	18,000	91,799
Cia Hering	6,200	31,814
CVC Brasil Operadora e Agencia de Viagens S.A.	2,800	12,396
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	20,300	84,157
Estacio Participacoes S.A.	3,200	18,563
Even Construtora e Incorporadora S.A.	27,300	37,754
Ez Tec Empreendimentos e Participacoes S.A.	12,200	77,030
Grendene S.A.	9,900	50,645
Guararapes Confeccoes S.A.	1,400	34,167
Helbor Empreendimentos S.A.	26,400	32,792
Localiza Rent a Car S.A.	2,800	31,801
Lojas Americanas S.A.	15,400	63,603
Lojas Renner S.A.	2,500	71,008
M. Dias Branco S.A.	2,000	53,884
Magazine Luiza S.A.	3,800	6,111
MRV Engenharia e Participacoes S.A.	20,800	52,259
Natura Cosmeticos S.A.	5,500	46,291
Porto Seguro S.A.	11,200	125,278
Sonae Sierra Brasil S.A.	3,800	22,578
Souza Cruz S.A.	30,000	238,416
Tecnisa S.A.	31,300	38,193
Tractebel Energia S.A.	9,300	102,716
Via Varejo S.A.*	17,700	90,768

Total Brazil		2,900,036
Chile – 3.2%
Administradora de Fondos de Pensiones Habitat S.A.	13,295	19,622
Cencosud S.A.	58,451	138,739
Cia Cervecerias Unidas S.A.	9,320	97,017
ENTEL Chile S.A.	4,737	49,039
S.A.C.I. Falabella	43,875	336,213

Total Chile		640,630
China – 28.0%
Air China Ltd. Class H	112,000	114,267
Anhui Expressway Co., Ltd. Class H	34,000	23,637
Baidu, Inc. ADR*	1,215	253,206
Bank of Chongqing Co., Ltd. Class H	89,500	73,881
China Life Insurance Co., Ltd. Class H	209,000	915,195
China Pacific Insurance Group Co., Ltd. Class H	63,600	302,699
China Southern Airlines Co., Ltd. Class H	128,000	89,978
Chongqing Rural Commercial Bank Co., Ltd. Class H(a)	356,900	231,549
Datang International Power Generation Co., Ltd. Class H	164,000	83,977
Dongfeng Motor Group Co., Ltd. Class H	276,000	442,850
Fuguiniao Co., Ltd. Class H	12,400	26,358
Great Wall Motor Co., Ltd. Class H	81,500	576,057
Guangzhou Automobile Group Co., Ltd. Class H	112,000	107,189
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. Class H	8,000	27,550
Guangzhou R&F Properties Co., Ltd. Class H(a)	177,200	181,701
Haitong Securities Co., Ltd. Class H(a)	58,800	143,188
Hisense Kelon Electrical Holdings Co., Ltd. Class H*	53,000	45,733
Huaneng Power International, Inc. Class H	226,000	267,595
Huishang Bank Corp., Ltd. Class H(a)	167,000	75,174
Livzon Pharmaceutical Group, Inc. Class H	1,700	10,898
NetEase, Inc. ADR(a)	1,230	129,519
New China Life Insurance Co., Ltd. Class H	32,700	182,626
Ping An Insurance Group Co. of China Ltd. Class H	83,000	997,749
Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H(a)	17,978	59,942
Shanghai Pharmaceuticals Holding Co., Ltd. Class H	25,600	68,020
SouFun Holdings Ltd. ADR	4,983	29,898
Tsingtao Brewery Co., Ltd. Class H(a)	12,000	80,407
Wumart Stores, Inc. Class H(a)	29,000	21,021
Xinhua Winshare Publishing and Media Co., Ltd. Class H	22,000	21,452

Total China		5,583,316
India – 3.2%
Apollo Tyres Ltd.	18,404	49,479
Bajaj Auto Ltd.	2,000	64,447
Hindustan Unilever Ltd.	7,168	100,056
ITC Ltd.	20,253	105,454
Tata Motors Ltd. ADR(a)	4,945	222,822
Union Bank of India	17,005	42,525
Zee Entertainment Enterprises Ltd.	9,832	53,692

Total India		638,475
Indonesia – 9.1%
Ace Hardware Indonesia Tbk PT	279,000	15,684
Astra International Tbk PT	1,117,900	733,154
Bank Danamon Indonesia Tbk PT	247,600	97,052
Bank Negara Indonesia Persero Tbk PT	354,200	195,724
Bekasi Fajar Industrial Estate Tbk PT	413,200	18,329
Bumi Serpong Damai Tbk PT	423,100	69,087
Ciputra Development Tbk PT	186,800	21,073
Erajaya Swasembada Tbk PT*	111,300	7,448
Gudang Garam Tbk PT	32,900	128,329
Indofood CBP Sukses Makmur Tbk PT	67,300	75,536
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	421,500	18,375
Lippo Cikarang Tbk PT*	11,000	9,822
Media Nusantara Citra Tbk PT	202,900	44,460
Modernland Realty Tbk PT	986,800	38,491
Panin Financial Tbk PT*	1,102,000	28,488
Summarecon Agung Tbk PT	174,000	22,890
Surya Citra Media Tbk PT	136,000	35,313
Surya Semesta Internusa Tbk PT	386,000	33,655
Tiga Pilar Sejahtera Food Tbk	100,614	16,121
Unilever Indonesia Tbk PT	66,000	200,145

Total Indonesia		1,809,176

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	31

Schedule of Investments (continued)

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

March 31, 2015

Investments	Shares	Value
Malaysia – 3.4%
Aeon Co. M Bhd	26,300	$21,020
Astro Malaysia Holdings Bhd	56,800	49,078
British American Tobacco Malaysia Bhd	3,900	72,303
Genting Bhd	89,400	217,254
Genting Malaysia Bhd	131,800	150,537
Kulim Malaysia Bhd	33,000	24,415
Mah Sing Group Bhd	37,250	20,719
MKH Bhd	15,700	11,658
Padini Holdings Bhd	35,600	14,034
Sunway Bhd	50,400	49,672
UMW Holdings Bhd	18,500	54,149

Total Malaysia		684,839
Mexico – 3.2%
Coca-Cola Femsa S.A.B. de C.V. Series L	30,400	242,973
Consorcio ARA S.A.B. de C.V.*(a)	35,900	15,058
Controladora Comercial Mexicana S.A.B. de C.V.	23,200	74,652
Corp. Inmobiliaria Vesta S.A.B. de C.V.(a)	4,700	8,746
Grupo Herdez S.A.B. de C.V.	9,500	24,507
Grupo Sanborns S.A.B. de C.V.(a)	53,600	87,749
Kimberly-Clark de Mexico S.A.B. de C.V. Class A(a)	48,800	102,442
Megacable Holdings S.A.B. de C.V. Series CPO(a)	12,616	49,464
TV Azteca S.A.B. de C.V. Series CPO	58,700	21,886

Total Mexico		627,477
Philippines – 2.0%
Jollibee Foods Corp.	6,330	31,154
LT Group, Inc.	194,900	71,071
Metropolitan Bank & Trust Co.	54,165	118,206
Robinsons Retail Holdings, Inc.	19,240	36,156
Travellers International Hotel Group, Inc.*	91,500	13,612
Universal Robina Corp.	23,640	119,522

Total Philippines		389,721
Poland – 0.1%
CCC S.A.	571	27,545
Russia – 2.5%
Magnit PJSC GDR Reg S	5,832	297,724
MegaFon OAO GDR Reg S	11,890	190,240

Total Russia		487,964
South Africa – 10.0%
Adcock Ingram Holdings Ltd.*(a)	5,356	22,987
Capitec Bank Holdings Ltd.	1,886	81,722
City Lodge Hotels Ltd.	863	9,803
Clicks Group Ltd.	5,567	42,014
Distell Group Ltd.	4,948	62,555
Famous Brands Ltd.	2,456	22,703
Foschini Group Ltd. (The)	6,871	102,399
Hudaco Industries Ltd.	2,361	22,117
Imperial Holdings Ltd.	6,480	103,172
Life Healthcare Group Holdings Ltd.	8,805	30,747
Mr. Price Group Ltd.	4,068	87,298
MTN Group Ltd.	23,520	397,945
Pick n Pay Holdings Ltd.	12,123	21,512
Pick n Pay Stores Ltd.	5,426	22,145
Resilient Property Income Fund Ltd.	7,885	67,681
RMB Holdings Ltd.	24,073	138,840
Shoprite Holdings Ltd.	8,982	121,776
SPAR Group Ltd. (The)	4,665	72,653
Super Group Ltd.*	11,631	33,358
Tiger Brands Ltd.	2,768	69,768
Truworths International Ltd.(a)	11,427	83,239
Tsogo Sun Holdings Ltd.	30,862	70,302
Vodacom Group Ltd.(a)	19,275	211,088
Woolworths Holdings Ltd.	13,423	95,441

Total South Africa		1,993,265
South Korea – 4.4%
Amorepacific Corp.	33	99,793
CJ Hellovision Co., Ltd.	2,443	27,194
Grand Korea Leisure Co., Ltd.	1,295	44,180
Hanssem Co., Ltd.	106	17,628
Kangwon Land, Inc.	3,151	98,411
KT Skylife Co., Ltd.	1,650	27,514
KT&G Corp.	2,018	161,338
LF Corp.	1,086	31,030
Modetour Network, Inc.	490	14,619
Muhak Co., Ltd.*	897	36,504
NAVER Corp.	465	281,234
Nexen Tire Corp.	3,504	41,058

Total South Korea		880,503
Taiwan – 2.8%
Cathay Real Estate Development Co., Ltd.	60,000	34,804
Cheng Shin Rubber Industry Co., Ltd.	96,000	220,595
Grape King Bio Ltd.	2,000	8,661
Kenda Rubber Industrial Co., Ltd.	23,000	45,059
Merida Industry Co., Ltd.	6,000	47,172
President Chain Store Corp.	12,000	90,316
Shining Building Business Co., Ltd.*	23,000	13,231
Sinyi Realty, Inc.	29,000	31,882
Yulon Nissan Motor Co., Ltd.	7,000	67,785

Total Taiwan		559,505
Thailand – 4.3%
Advanced Info Service PCL NVDR	30,500	222,142
Amata Corp. PCL NVDR	37,300	18,570
AP Thailand PCL NVDR	97,570	21,589
Asia Plus Group Holdings Securities NVDR	81,100	9,620
Bangkok Expressway PCL NVDR	29,500	35,356
BEC World PCL NVDR	32,000	40,320
Big C Supercenter PCL NVDR	12,000	84,819
BTS Group Holdings PCL NVDR	199,000	55,957
CP ALL PCL NVDR	90,600	114,155
Erawan Group PCL (The) NVDR	59,700	8,549
GFPT PCL NVDR	10,200	3,573
Hemaraj Land and Development PCL NVDR	163,900	22,565
Home Product Center PCL NVDR	128,306	32,136
Jasmine International PCL NVDR	136,100	24,050
Major Cineplex Group PCL NVDR	14,400	14,493

See Notes to Financial Statements.

32	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (concluded)

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

March 31, 2015

Investments	Shares	Value
Minor International PCL NVDR	31,200	$33,559
RS PCL NVDR	29,600	14,100
Supalai PCL NVDR	35,600	23,522
Thai Vegetable Oil PCL NVDR	42,300	28,079
TICON Industrial Connection PCL NVDR	22,000	10,209
Total Access Communication PCL NVDR	17,400	43,847

Total Thailand		861,210
Turkey – 8.8%
Anadolu Efes Biracilik ve Malt Sanayii AS*	10,008	83,641
Anadolu Isuzu Otomotiv Sanayi Ve Ticaret AS Class C	2,873	24,343
BIM Birlesik Magazalar AS	2,905	51,577
Bizim Toptan Satis Magazalari AS	1,908	11,243
Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	4,465	15,941
Coca-Cola Icecek AS	4,236	71,701
Dogus Otomotiv Servis ve Ticaret AS	8,303	43,969
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	90,994	103,382
Ford Otomotiv Sanayi AS	9,261	119,664
Goodyear Lastikleri TAS	510	13,464
Is Gayrimenkul Yatirim Ortakligi AS	6,751	4,238
NET Holding AS*	25,664	38,153
Otokar Otomotiv ve Savunma Sanayi AS	386	14,272
Teknosa Ic Ve Dis Ticaret AS(a)	5,280	15,678
Tofas Turk Otomobil Fabrikasi AS	12,990	78,795
Turk Telekomunikasyon AS	42,331	112,491
Turkcell Iletisim Hizmetleri AS*	44,354	228,048
Turkiye Halk Bankasi AS	45,830	226,811
Turkiye Sinai Kalkinma Bankasi AS	30,980	23,744
Turkiye Vakiflar Bankasi Tao Class D	93,710	153,747
Ulker Biskuvi Sanayi AS	4,771	35,831
Yapi ve Kredi Bankasi AS	183,801	283,152

Total Turkey		1,753,885
TOTAL COMMON STOCKS (Cost: $19,182,016)		19,837,547
WARRANTS – 0.0%
Malaysia – 0.0%
Mah Sing Group Bhd, expiring 2/21/20*
(Cost: $0)	1,755	95
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 5.9%
United States – 5.9%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(b)
(Cost: $1,174,435)(c)	1,174,435	1,174,435
TOTAL INVESTMENTS IN SECURITIES – 105.5% (Cost: $20,356,451)		21,012,077
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (5.5)%		(1,099,860)

NET ASSETS – 100.0%		$19,912,217
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(c)

At March 31, 2015, the total market value of the Fund’s securities on loan was $1,224,935 and the total market value of the collateral held by the Fund was $1,292,772. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $118,337. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	33

Schedule of Investments

WisdomTree Emerging Markets Dividend Growth Fund (DGRE)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 96.2%
Brazil – 15.0%
Ambev S.A.	339,618	$1,960,499
Arezzo Industria e Comercio S.A.	3,748	28,789
BB Seguridade Participacoes S.A.	88,998	913,343
Brasil Insurance Participacoes e Administracao S.A.	19,647	11,987
CCR S.A.	77,194	393,687
CETIP S.A. – Mercados Organizados	4,502	44,864
Cia Hering	9,697	49,758
Cielo S.A.	58,298	833,402
Direcional Engenharia S.A.	15,062	29,407
Estacio Participacoes S.A.	4,478	25,976
Ez Tec Empreendimentos e Participacoes S.A.	10,524	66,448
Guararapes Confeccoes S.A.	1,994	48,663
Iochpe-Maxion S.A.	56	176
Linx S.A.	2,216	32,379
Localiza Rent a Car S.A.	5,094	57,855
Lojas Renner S.A.	3,336	94,754
M. Dias Branco S.A.	2,364	63,691
MRV Engenharia e Participacoes S.A.	25,278	63,509
Natura Cosmeticos S.A.	4,409	37,108
Odontoprev S.A.	27,113	92,212
Santos Brasil Participacoes S.A.	4	14
Souza Cruz S.A.	91,733	729,019
Tegma Gestao Logistica	5,844	26,677
Tractebel Energia S.A.	25,762	284,534
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A	3,056	42,406
WEG S.A.	20,157	200,555

Total Brazil		6,131,712
Chile – 0.3%
Administradora de Fondos de Pensiones Habitat S.A.	6,591	9,728
Cia Cervecerias Unidas S.A.	10,125	105,396
Forus S.A.	3,670	15,156

Total Chile		130,280
China – 2.7%
Anhui Conch Cement Co., Ltd. Class H(a)	25,500	96,533
Dongfeng Motor Group Co., Ltd. Class H	182,000	292,025
Fuguiniao Co., Ltd. Class H	42,000	89,276
Great Wall Motor Co., Ltd. Class H	39,500	279,193
Guangzhou Automobile Group Co., Ltd. Class H	78,000	74,649
Shandong Luoxin Pharmaceutical Group Stock Co., Ltd. Class H	12,000	22,814
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	53,300	46,954
Tong Ren Tang Technologies Co., Ltd. Class H	25,000	36,760
Zhaojin Mining Industry Co., Ltd. Class H(a)	116,000	61,942
Zhuzhou CSR Times Electric Co., Ltd. Class H	19,364	127,128

Total China		1,127,274
India – 1.4%
Infosys Ltd. ADR(a)	11,817	414,540
Tata Motors Ltd. ADR	1,661	74,845
Wipro Ltd. ADR(a)	6,368	84,822

Total India		574,207
Indonesia – 12.5%
Adaro Energy Tbk PT	1,239,900	90,088
Adhi Karya Persero Tbk PT	82,812	19,349
AKR Corporindo Tbk PT	86,700	33,984
Astra Agro Lestari Tbk PT	53,900	100,174
Astra International Tbk PT	1,553,800	1,019,031
Bank Rakyat Indonesia Persero Tbk PT	703,868	714,635
Bumi Serpong Damai Tbk PT	261,100	42,635
Charoen Pokphand Indonesia Tbk PT	264,300	71,659
Ciputra Development Tbk PT	332,900	37,555
Gudang Garam Tbk PT	33,800	131,839
Harum Energy Tbk PT	365,700	41,954
Indocement Tunggal Prakarsa Tbk PT	176,700	296,302
Indofood CBP Sukses Makmur Tbk PT	120,700	135,470
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	1,050,400	45,792
Jasa Marga Persero Tbk PT	114,100	62,831
Kalbe Farma Tbk PT	592,831	84,561
Media Nusantara Citra Tbk PT	350,734	76,853
Pembangunan Perumahan Persero Tbk PT	63,564	18,449
Perusahaan Gas Negara Persero Tbk PT	816,900	299,894
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	276,443	36,577
Semen Indonesia Persero Tbk PT	195,000	203,576
Summarecon Agung Tbk PT	326,500	42,951
Surya Citra Media Tbk PT	328,800	85,375
Surya Semesta Internusa Tbk PT	317,763	27,706
Tambang Batubara Bukit Asam Persero Tbk PT	119,200	98,004
Telekomunikasi Indonesia Persero Tbk PT	3,365,700	743,929
Tower Bersama Infrastructure Tbk PT	43,100	31,233
Unilever Indonesia Tbk PT	156,900	475,800
Vale Indonesia Tbk PT	56,500	13,979
Waskita Karya Persero Tbk PT	154,456	21,027

Total Indonesia		5,103,212
Malaysia – 2.8%
Berjaya Sports Toto Bhd	86,500	78,477
British American Tobacco Malaysia Bhd	15,700	291,066
Dayang Enterprise Holdings Bhd	110,400	69,457
Dialog Group Bhd	85,144	36,324
Hartalega Holdings Bhd	20,000	46,821
Mah Sing Group Bhd	67,680	37,646
Petronas Gas Bhd	62,600	389,105
Westports Holdings Bhd	169,100	183,551

Total Malaysia		1,132,447
Mexico – 2.5%
Controladora Comercial Mexicana S.A.B. de C.V.	17,256	55,526
Grupo Mexico S.A.B. de C.V. Series B	204,393	604,421
Kimberly-Clark de Mexico S.A.B. de C.V. Class A	162,466	341,051
TV Azteca S.A.B. de C.V. Series CPO	93,345	34,803

Total Mexico		1,035,801

See Notes to Financial Statements.

34	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree Emerging Markets Dividend Growth Fund (DGRE)

March 31, 2015

Investments	Shares	Value
Philippines – 2.6%
Aboitiz Power Corp.	344,000	$342,461
D&L Industries, Inc.	42,200	18,928
DMCI Holdings, Inc.	482,140	167,185
Energy Development Corp.	230,300	43,793
International Container Terminal Services, Inc.	11,100	26,819
Jollibee Foods Corp.	10,690	52,613
Security Bank Corp.	3,010	11,582
Semirara Mining and Power Co.	45,370	169,503
Universal Robina Corp.	49,310	249,308

Total Philippines		1,082,192
Poland – 0.8%
CCC S.A.	346	16,691
Eurocash S.A.	1,210	10,449
KGHM Polska Miedz S.A.	9,786	309,724

Total Poland		336,864
Russia – 4.7%
Magnit PJSC GDR Reg S	7,272	371,236
MegaFon OAO GDR Reg S	43,078	689,248
NovaTek OAO GDR Reg S	9,080	681,000
PhosAgro OAO GDR Reg S	15,014	169,658

Total Russia		1,911,142
South Africa – 17.0%
Aspen Pharmacare Holdings Ltd.	2,310	73,211
AVI Ltd.	22,906	156,062
Capitec Bank Holdings Ltd.	3,534	153,132
Clicks Group Ltd.	12,777	96,427
Exxaro Resources Ltd.(a)	21,675	179,787
Famous Brands Ltd.	2,450	22,647
Foschini Group Ltd. (The)	13,016	193,979
Life Healthcare Group Holdings Ltd.	34,392	120,097
Massmart Holdings Ltd.	7,995	98,979
Mr. Price Group Ltd.	6,439	138,178
MTN Group Ltd.	98,888	1,673,128
Naspers Ltd. Class N	1,690	260,832
Oceana Group Ltd.	5,310	44,088
Pick n Pay Stores Ltd.	9,095	37,119
Pioneer Foods Ltd.	5,909	86,736
PPC Ltd.	40,179	60,785
Reunert Ltd.	14,888	73,750
RMB Holdings Ltd.	66,462	383,317
Sasol Ltd.	29,130	990,943
Shoprite Holdings Ltd.	16,188	219,474
SPAR Group Ltd. (The)	11,285	175,754
Tiger Brands Ltd.	4,193	105,685
Truworths International Ltd.(a)	25,089	182,759
Vodacom Group Ltd.	108,393	1,187,056
Woolworths Holdings Ltd.	32,990	234,568

Total South Africa		6,948,493
South Korea – 2.6%
Amorepacific Corp.	21	63,505
Grand Korea Leisure Co., Ltd.	2,253	76,863
Hanssem Co., Ltd.	138	22,949
Hyundai Glovis Co., Ltd.	30	6,111
Kangwon Land, Inc.	5,449	170,182
Korea Zinc Co., Ltd.	328	125,352
LG Chem Ltd.	1,405	286,205
LG Household & Health Care Ltd.	180	136,446
NAVER Corp.	2	1,210
Partron Co., Ltd.	2,907	37,469
S-1 Corp.	763	57,700
SK C&C Co., Ltd.	394	82,568

Total South Korea		1,066,560
Taiwan – 17.3%
Advanced Semiconductor Engineering, Inc.	309,000	417,234
Advantech Co., Ltd.	18,000	137,200
Catcher Technology Co., Ltd.	16,000	167,721
Cathay Real Estate Development Co., Ltd.	103,000	59,746
Chicony Electronics Co., Ltd.	46,000	129,076
China Steel Chemical Corp.	18,000	85,427
Chong Hong Construction Co., Ltd.	29,000	58,760
Delta Electronics, Inc.	86,000	542,825
Eclat Textile Co., Ltd.	8,000	105,209
Elan Microelectronics Corp.	29,000	49,585
Formosa International Hotels Corp.	3,000	31,687
Giant Manufacturing Co., Ltd.	12,000	115,820
Kinsus Interconnect Technology Corp.	20,000	64,238
Largan Precision Co., Ltd.	2,000	172,260
Makalot Industrial Co., Ltd.	12,000	86,290
MediaTek, Inc.	64,000	866,219
Merida Industry Co., Ltd.	11,000	86,481
Novatek Microelectronics Corp.	28,000	144,966
President Chain Store Corp.	28,000	210,738
Radiant Opto-Electronics Corp.	35,000	108,949
Richtek Technology Corp.	13,000	71,253
Ruentex Development Co., Ltd.	110,000	168,744
Ruentex Industries Ltd.	82,000	179,514
Siliconware Precision Industries Co., Ltd.	166,000	276,401
Taiwan Semiconductor Manufacturing Co., Ltd.	530,291	2,465,879
TSRC Corp.	53,000	56,659
Yulon Nissan Motor Co., Ltd.	22,000	213,039

Total Taiwan		7,071,920
Thailand – 10.9%
Advanced Info Service PCL NVDR	180,100	1,311,730
Bangkok Dusit Medical Services PCL NVDR	272,200	164,792
BEC World PCL NVDR	36,300	45,738
Big C Supercenter PCL NVDR	12,500	88,353
Bumrungrad Hospital PCL NVDR	24,362	113,799
Central Pattana PCL NVDR	62,116	81,606
Charoen Pokphand Foods PCL NVDR	99,274	68,644
CP ALL PCL NVDR	226,517	285,409
Delta Electronics Thailand PCL NVDR	69,500	160,721
Dynasty Ceramic PCL NVDR	319,200	61,800
Intouch Holdings PCL NVDR	231,842	550,393
Jasmine International PCL NVDR	371,500	65,646

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	35

Schedule of Investments (concluded)

WisdomTree Emerging Markets Dividend Growth Fund (DGRE)

March 31, 2015

Investments	Shares	Value
LPN Development PCL NVDR	76,800	$39,651
Minor International PCL NVDR	89,100	95,836
Robinson Department Store PCL NVDR	29,600	43,208
Samart Corp. PCL NVDR	36,000	33,190
Siam Cement PCL (The) NVDR	39,774	625,823
Siam City Cement PCL NVDR	10,200	119,742
Sriracha Construction PCL NVDR	50,700	48,301
STP & I PCL NVDR	56,210	27,120
Supalai PCL NVDR	2,700	1,784
Thai Union Frozen Products PCL NVDR	170,900	105,565
Total Access Communication PCL NVDR	117,600	296,349
VGI Global Media PCL NVDR	209,980	35,169

Total Thailand		4,470,369
Turkey – 3.1%
Akcansa Cimento AS	12,239	82,489
Aselsan Elektronik Sanayi ve Ticaret AS	4,313	20,431
BIM Birlesik Magazalar AS	2,493	44,262
Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	17,057	60,897
Coca-Cola Icecek AS	2,773	46,938
Koza Altin Isletmeleri AS	10,151	110,052
Tofas Turk Otomobil Fabrikasi AS	29,259	177,481
Turk Telekomunikasyon AS	179,186	476,173
Turk Traktor ve Ziraat Makineleri AS	5,115	152,475
Ulker Biskuvi Sanayi AS	10,604	79,637

Total Turkey		1,250,835
TOTAL COMMON STOCKS (Cost: $40,040,056)		39,373,308
WARRANTS – 0.0%
Malaysia – 0.0%
Mah Sing Group Bhd, expiring 2/21/20*	4,644	251
Thailand – 0.0%
Samart Corp. PCL, expiring 2/19/18*	7,200	557
TOTAL WARRANTS (Cost: $0)		808
EXCHANGE-TRADED NOTE – 3.4%
United States – 3.4%
iPath MSCI India Index ETN* (Cost: $1,146,585)	18,549	1,374,852
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.0%
United States – 2.0%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(b)
(Cost: $840,266)(c)	840,266	840,266
TOTAL INVESTMENTS IN SECURITIES – 101.6% (Cost: $42,026,907)		41,589,234
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (1.6)%		(644,864)

NET ASSETS – 100.0%		$40,944,370
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(c)

At March 31, 2015, the total market value of the Fund’s securities on loan was $805,106 and the total market value of the collateral held by the Fund was $840,266. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

ADR – American Depositary Receipt

ETN – Exchange-Traded Note

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

36	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments

WisdomTree Emerging Markets Equity Income Fund (DEM)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 99.5%
Brazil – 8.2%
AES Tiete S.A.	356,788	$1,635,413
Alupar Investimento S.A.	887,626	5,360,027
Banco do Brasil S.A.	2,864,225	20,531,083
BM&FBovespa S.A. – Bolsa de Valores Mercadorias e Futuros	1,191,149	4,159,201
CCR S.A.	2,531,102	12,908,533
Centrais Eletricas Brasileiras S.A.	1,544,335	2,783,195
CETIP S.A. – Mercados Organizados	356,792	3,555,529
Cia de Saneamento Basico do Estado de Sao Paulo	931,550	5,161,838
Cia Energetica de Minas Gerais	650,907	2,614,951
Cia Siderurgica Nacional S.A.	3,080,560	5,233,704
CPFL Energia S.A.	986,932	6,317,896
EcoRodovias Infraestrutura e Logistica S.A.	1,999,948	5,625,460
EDP – Energias do Brasil S.A.	656,250	2,125,149
Even Construtora e Incorporadora S.A.	943,343	1,304,582
Ez Tec Empreendimentos e Participacoes S.A.	347,630	2,194,917
Fleury S.A.	493,514	2,470,581
Gafisa S.A.	2,468,914	1,660,826
Grendene S.A.	454,011	2,322,543
Iochpe-Maxion S.A.	415,162	1,305,459
Light S.A.	684,074	3,082,089
Mahle-Metal Leve S.A.	417,835	2,601,582
MRV Engenharia e Participacoes S.A.	809,855	2,034,710
Multiplus S.A.	196,059	2,007,150
Natura Cosmeticos S.A.	363,474	3,059,182
Porto Seguro S.A.	678,943	7,594,322
Souza Cruz S.A.	2,447,744	19,452,676
Tecnisa S.A.	1,341,296	1,636,699
TPI – Triunfo Participacoes e Investimentos S.A.	719,703	743,099
Transmissora Alianca de Energia Eletrica S.A.	1,339,398	8,775,381
Vale S.A.	6,772,276	38,013,401

Total Brazil		178,271,178
Chile – 1.6%
AES Gener S.A.	16,025,483	8,743,323
Banco de Chile	75,239,563	8,447,252
Banco Santander Chile	137,182,983	7,477,507
CAP S.A.	429,056	1,475,680
ENTEL Chile S.A.	114,822	1,188,667
Inversiones Aguas Metropolitanas S.A.	1,526,577	2,461,281
Salfacorp S.A.	2,044,551	1,542,728
Sociedad Matriz SAAM S.A.	35,343,158	2,834,709

Total Chile		34,171,147
China – 21.3%
Agricultural Bank of China Ltd. Class H	39,459,000	19,543,607
Anhui Expressway Co., Ltd. Class H	1,325,057	921,193
Bank of China Ltd. Class H	106,299,366	61,423,718
Bank of Communications Co., Ltd. Class H	39,345,287	33,747,513
Beijing Capital Land Ltd. Class H	5,056,000	3,123,705
China Communications Construction Co., Ltd. Class H	4,875,000	6,866,330
China Communications Services Corp., Ltd. Class H	11,698,000	5,190,360
China Construction Bank Corp. Class H	122,134,054	101,449,534
China Everbright Bank Co., Ltd. Class H	8,457,000	4,657,701
China Machinery Engineering Corp. Class H	7,807,000	7,894,555
China Merchants Bank Co., Ltd. Class H	5,394,932	13,179,331
China Petroleum & Chemical Corp. Class H	35,353,799	28,135,113
China Shenhua Energy Co., Ltd. Class H	5,411,500	13,820,071
Chongqing Machinery & Electric Co., Ltd. Class H	10,350,000	1,695,397
Chongqing Rural Commercial Bank Co., Ltd. Class H	11,001,991	7,137,838
Datang International Power Generation Co., Ltd. Class H	3,538,350	1,811,835
Huadian Power International Corp., Ltd. Class H	2,302,000	1,915,104
Huaneng Power International, Inc. Class H	6,066,000	7,182,448
Huishang Bank Corp., Ltd. Class H(a)	14,387,000	6,476,242
Industrial & Commercial Bank of China Ltd. Class H	104,971,615	77,445,346
Jiangsu Expressway Co., Ltd. Class H	506,906	681,275
Jiangxi Copper Co., Ltd. Class H(a)	2,158,000	4,013,693
PetroChina Co., Ltd. Class H	26,268,000	29,069,778
Shenzhen Expressway Co., Ltd. Class H	1,994,000	1,558,566
Sinopec Engineering Group Co., Ltd. Class H	2,398,000	2,078,480
Weiqiao Textile Co. Class H	3,002,500	1,762,065
Xinhua Winshare Publishing and Media Co., Ltd. Class H	1,852,000	1,805,885
Zhejiang Expressway Co., Ltd. Class H	7,368,398	9,769,979
Zijin Mining Group Co., Ltd. Class H(a)	10,204,000	3,237,673
Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H(a)	2,929,400	2,021,436

Total China		459,615,771
Czech Republic – 1.8%
CEZ AS	1,017,343	24,881,086
Komercni Banka AS	39,054	8,432,639
O2 Czech Republic AS	644,843	5,154,753

Total Czech Republic		38,468,478
Hungary – 0.3%
MOL Hungarian Oil & Gas PLC(a)	169,338	7,351,184
Indonesia – 1.4%
Bank Bukopin Tbk PT	16,640,700	903,625
Indo Tambangraya Megah Tbk PT	1,149,500	1,485,778
Indocement Tunggal Prakarsa Tbk PT	4,856,500	8,143,691
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	41,867,400	1,825,195
Matahari Putra Prima Tbk PT	11,194,000	3,390,305
Perusahaan Gas Negara Persero Tbk PT	27,860,408	10,227,913
Surya Semesta Internusa Tbk PT	13,685,000	1,193,185

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	37

Schedule of Investments (continued)

WisdomTree Emerging Markets Equity Income Fund (DEM)

March 31, 2015

Investments	Shares	Value
Tambang Batubara Bukit Asam Persero Tbk PT	2,737,926	$2,251,067

Total Indonesia		29,420,759
Malaysia – 6.1%
Berjaya Sports Toto Bhd	2,170,600	1,969,277
Boustead Holdings Bhd	580,867	721,477
British American Tobacco Malaysia Bhd	414,097	7,677,035
Carlsberg Brewery Malaysia Bhd	100,136	367,179
DiGi.Com Bhd	10,243,647	17,425,402
Felda Global Ventures Holdings Bhd	7,014,200	4,109,846
Gas Malaysia Bhd	327,833	229,266
HAP Seng Consolidated Bhd	4,662,565	5,728,276
IOI Corp. Bhd	8,100,400	10,039,378
JCY International Bhd	5,606,500	1,067,256
Lafarge Malaysia Bhd	1,482,527	3,942,997
Malayan Banking Bhd	10,491,665	26,431,007
Maxis Bhd	13,875,862	26,938,693
Mudajaya Group Bhd	1,550,600	607,093
Telekom Malaysia Bhd	4,309,800	8,460,172
Tropicana Corp. Bhd	1,113,500	309,681
YTL Corp. Bhd	23,794,300	10,729,440
YTL Power International Bhd	12,809,400	5,188,092

Total Malaysia		131,941,567
Mexico – 1.3%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.*	879,377	4,288,292
Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B	664,282	4,360,451
Infraestructura Energetica Nova S.A.B. de C.V.(a)	1,392,731	7,609,887
Kimberly-Clark de Mexico S.A.B. de C.V. Class A(a)	4,306,508	9,040,296
Megacable Holdings S.A.B. de C.V. Series CPO(a)	696,146	2,729,429

Total Mexico		28,028,355
Philippines – 1.2%
Philippine Long Distance Telephone Co.	399,924	25,552,191
Poland – 3.8%
Asseco Poland S.A.	135,197	2,103,817
Bank Pekao S.A.	289,288	14,023,773
Energa S.A.	559,446	3,674,062
KGHM Polska Miedz S.A.	236,959	7,499,691
Lubelski Wegiel Bogdanka S.A.	72,796	1,610,862
Orange Polska S.A.	2,265,406	5,694,137
PGE Polska Grupa Energetyczna S.A.	3,219,538	17,696,208
Powszechny Zaklad Ubezpieczen S.A.	182,671	23,559,572
Synthos S.A.	2,034,744	2,361,301
Tauron Polska Energia S.A.	2,524,108	2,935,861

Total Poland		81,159,284
Russia – 18.3%
Gazprom OAO ADR	19,229,820	91,418,564
LSR Group OJSC GDR Reg S	879,861	1,997,285
Lukoil OAO ADR	1,579,373	73,156,557
MegaFon OAO GDR Reg S	1,119,596	17,913,536
MMC Norilsk Nickel OJSC ADR	3,267,553	58,048,079
Mobile Telesystems OJSC ADR	2,914,850	29,439,985
Rosneft OAO GDR Reg S	18,537,071	79,802,091
Sberbank of Russia ADR	4,186,815	18,396,865
Sistema JSFC GDR Reg S	2,084,618	15,426,173
Tatneft OAO ADR	361,439	10,767,268

Total Russia		396,366,403
South Africa – 10.8%
African Rainbow Minerals Ltd.	285,057	2,326,333
Assore Ltd.(a)	205,213	2,252,622
AVI Ltd.	610,081	4,156,582
Barclays Africa Group Ltd.	633,812	9,677,517
Coronation Fund Managers Ltd.	349,212	2,831,741
Exxaro Resources Ltd.(a)	517,126	4,289,377
FirstRand Ltd.	4,709,832	21,706,140
Foschini Group Ltd. (The)	344,494	5,134,038
Imperial Holdings Ltd.	317,233	5,050,855
JSE Ltd.	106,724	1,084,658
Kumba Iron Ore Ltd.(a)	1,282,391	16,511,131
Liberty Holdings Ltd.(a)	184,525	2,556,279
MMI Holdings Ltd.	1,479,902	4,008,698
MTN Group Ltd.	2,584,010	43,719,967
Nampak Ltd.	737,743	2,478,171
Nedbank Group Ltd.(a)	533,491	10,469,699
Oceana Group Ltd.	236,224	1,961,344
Resilient Property Income Fund Ltd.	273,305	2,345,917
RMB Holdings Ltd.	1,167,619	6,734,197
Sasol Ltd.	728,471	24,781,091
Sibanye Gold Ltd.	1,054,126	2,255,066
SPAR Group Ltd. (The)	225,281	3,508,555
Standard Bank Group Ltd.(a)	1,476,061	20,466,584
Truworths International Ltd.(a)	421,959	3,073,732
Vodacom Group Ltd.(a)	2,826,621	30,955,481

Total South Africa		234,335,775
South Korea – 0.7%
Hite Jinro Co., Ltd.	67,233	1,345,327
Macquarie Korea Infrastructure Fund	190,585	1,345,063
Moorim P&P Co., Ltd.	198,624	819,954
SK Innovation Co., Ltd.	123,918	10,655,529

Total South Korea		14,165,873
Taiwan – 13.3%
Achem Technology Corp.	1,329,000	792,133
ALI Corp.(a)	1,338,000	1,011,304
Asia Cement Corp.(a)	5,301,158	6,666,685
ASROCK, Inc.	379,000	921,761
Asustek Computer, Inc.(a)	1,361,000	13,701,342
Capital Securities Corp.	4,403,000	1,442,338
Cathay Real Estate Development Co., Ltd.	2,943,000	1,707,109
Cheng Loong Corp.	4,007,000	1,587,945
Cheng Shin Rubber Industry Co., Ltd.(a)	4,381,000	10,066,919
Chicony Electronics Co., Ltd.	1,470,046	4,124,961

See Notes to Financial Statements.

38	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree Emerging Markets Equity Income Fund (DEM)

March 31, 2015

Investments	Shares	Value
Chin-Poon Industrial Co., Ltd.	858,000	$1,730,259
China Development Financial Holding Corp.	12,411,000	4,303,591
China Steel Chemical Corp.(a)	756,000	3,587,919
China Synthetic Rubber Corp.	1,767,043	1,832,552
Chong Hong Construction Co., Ltd.(a)	443,000	897,609
Chung Hsin Electric & Machinery Manufacturing Corp.	360,750	243,844
Clevo Co.	1,469,000	2,286,363
Cyberlink Corp.	524,571	1,570,863
D-Link Corp.	1,765,400	953,508
Eastern Media International Corp.(a)	1,934,000	613,762
Elan Microelectronics Corp.(a)	756,000	1,292,617
Elite Material Co., Ltd.	540,838	926,460
Elitegroup Computer Systems Co., Ltd.	3,287,000	3,429,867
Eternal Materials Co., Ltd.	122,820	131,691
Everlight Electronics Co., Ltd.(a)	265,000	600,463
Far Eastern Department Stores Ltd.	2,482,000	2,098,079
Far Eastern New Century Corp.	7,803,042	8,054,914
Far EasTone Telecommunications Co., Ltd.	5,895,000	14,224,113
Faraday Technology Corp.(a)	1,187,000	1,726,063
Feng Hsin Iron & Steel Co.	252,000	316,510
Flytech Technology Co., Ltd.	186,833	758,319
Formosa Chemicals & Fibre Corp.	5,870,303	13,470,366
Formosan Rubber Group, Inc.	1,551,000	1,573,802
GeoVision, Inc.(a)	252,000	946,309
Getac Technology Corp.	2,345,000	1,438,926
Grape King Bio Ltd.	252,000	1,091,275
Holtek Semiconductor, Inc.	252,000	475,973
Hua Nan Financial Holdings Co., Ltd.	7,824,000	4,475,858
Huaku Development Co., Ltd.	73,726	150,798
IEI Integration Corp.(a)	854,000	1,473,826
Inventec Corp.	8,813,000	6,379,497
Jentech Precision Industrial Co., Ltd.(a)	252,000	577,450
KEE TAI Properties Co., Ltd.(a)	2,773,000	1,745,865
King Yuan Electronics Co., Ltd.	2,144,000	1,949,402
Lextar Electronics Corp.	853,000	768,763
Lite-On Technology Corp.	4,525,204	5,864,398
Lumax International Corp., Ltd.	232,000	457,475
Makalot Industrial Co., Ltd.(a)	368,949	2,653,037
Mega Financial Holding Co., Ltd.	10,361,071	8,592,835
Micro-Star International Co., Ltd.	1,356,000	1,609,952
Novatek Microelectronics Corp.	756,000	3,914,094
OptoTech Corp.	490,000	212,975
Pegatron Corp.(a)	3,518,000	9,522,998
Quanta Computer, Inc.	6,911,990	16,700,110
Radiant Opto-Electronics Corp.(a)	758,170	2,360,043
Realtek Semiconductor Corp.	756,000	2,416,107
Rechi Precision Co., Ltd.	251,993	250,463
Richtek Technology Corp.(a)	252,000	1,381,208
Ruentex Development Co., Ltd.	1,894,000	2,905,465
Ruentex Industries Ltd.	2,272,000	4,973,858
Sercomm Corp.(a)	333,000	718,361
Shin Zu Shing Co., Ltd.	324,000	853,231
Siliconware Precision Industries Co., Ltd.	3,792,952	6,315,526
Sonix Technology Co., Ltd.	356,000	557,494
Sunspring Metal Corp.(a)	627,000	1,254,401
Syncmold Enterprise Corp.	758,324	1,715,863
Synnex Technology International Corp.(a)	4,029,786	5,447,745
Taiflex Scientific Co., Ltd.(a)	618,254	948,424
Taiwan Cement Corp.	5,997,485	8,452,831
Taiwan Cogeneration Corp.	1,777,000	1,539,044
Taiwan Fertilizer Co., Ltd.(a)	2,045,000	3,542,314
Taiwan Mobile Co., Ltd.(a)	6,768,253	23,685,641
Taiwan Secom Co., Ltd.	253,538	684,690
Taiwan Surface Mounting Technology Co., Ltd.	756,000	950,738
Test-Rite International Co., Ltd.	2,374,000	1,574,321
Tong Hsing Electronic Industries Ltd.(a)	317,000	1,094,152
Topco Scientific Co., Ltd.	252,241	499,000
Transcend Information, Inc.	1,006,000	3,568,744
Tripod Technology Corp.	877,000	1,765,772
TSRC Corp.(a)	1,125,833	1,203,551
Tung Ho Steel Enterprise Corp.	454,000	343,873
TXC Corp.(a)	803,000	1,027,809
U-Ming Marine Transport Corp.(a)	1,315,048	1,945,884
United Integrated Services Co., Ltd.	522,853	554,769
Vivotek, Inc.(a)	252,000	770,738
Wah Lee Industrial Corp.	252,000	441,342
Wistron Corp.	3,874,124	3,293,439
Wistron NeWeb Corp.	253,505	582,519
WPG Holdings Ltd.(a)	3,590,000	4,623,746
WT Microelectronics Co., Ltd.	275,519	425,738
YC INOX Co., Ltd.	1,479,000	1,141,510
Yuanta Financial Holding Co., Ltd.	8,796,000	4,427,517
Yulon Nissan Motor Co., Ltd.(a)	624,000	6,042,570
Zinwell Corp.	1,533,000	1,577,584

Total Taiwan		287,505,872
Thailand – 6.7%
Advanced Info Service PCL	4,755,961	34,639,298
Bangchak Petroleum PCL (The)	2,077,021	2,058,510
Bangkok Expressway PCL NVDR	1,311,300	1,571,626
Banpu PCL NVDR	3,269,380	2,963,943
BEC World PCL NVDR	3,382,800	4,262,286
BTS Group Holdings PCL NVDR	13,963,643	3,926,470
Delta Electronics Thailand PCL NVDR	2,156,183	4,986,256
Dynasty Ceramic PCL NVDR	8,499,100	1,645,493
Electricity Generating PCL	592,200	2,757,170
Hana Microelectronics PCL NVDR(a)	468,800	633,903
Intouch Holdings PCL NVDR	4,314,148	10,241,793
Kiatnakin Bank PCL	1,433,924	1,718,594
Land & Houses PCL NVDR	13,198,453	3,954,669
LPN Development PCL NVDR(a)	1,334,900	689,192
Major Cineplex Group PCL NVDR	1,844,700	1,856,605
MK Restaurants Group PCL NVDR(a)	1,268,900	2,242,217
Nok Airlines PCL NVDR	2,469,500	842,392
PTT Global Chemical PCL NVDR	5,646,434	9,066,570
PTT PCL NVDR	3,246,594	32,226,486
Ratchaburi Electricity Generating Holding PCL	2,199,096	4,139,355

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	39

Schedule of Investments (concluded)

WisdomTree Emerging Markets Equity Income Fund (DEM)

March 31, 2015

Investments	Shares	Value
Sansiri PCL NVDR	4,942,979	$281,024
Siamgas & Petrochemicals PCL NVDR(a)	2,410,200	859,198
Sri Trang Agro-Industry PCL NVDR	3,528,000	1,301,045
Sriracha Construction PCL NVDR	1,030,200	981,444
Srithai Superware PCL Class C NVDR	5,262,700	410,795
SVI PCL NVDR(a)	6,107,800	844,656
Thai Factory Development PCL NVDR(a)	1,526,600	203,609
Thai Vegetable Oil PCL NVDR	2,775,770	1,842,552
Thanachart Capital PCL NVDR	1,844,300	1,969,558
TICON Industrial Connection PCL NVDR	933,600	433,232
Tisco Financial Group PCL	1,004,089	1,411,711
Total Access Communication PCL NVDR(a)	2,094,524	5,278,149
TTW PCL NVDR(a)	7,177,377	2,514,508

Total Thailand		144,754,309
Turkey – 2.7%
Akcansa Cimento AS	262,233	1,767,409
Aksa Akrilik Kimya Sanayii AS	523,677	1,954,335
Anadolu Cam Sanayii AS(a)	754,693	517,371
Anadolu Isuzu Otomotiv Sanayi Ve Ticaret AS Class C(a)	108,566	919,874
Arcelik AS	648,973	3,749,122
Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	534,374	1,907,817
Cimsa Cimento Sanayi ve Ticaret AS	400,929	2,362,493
Dogus Otomotiv Servis ve Ticaret AS	421,715	2,233,230
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	3,799,792	4,317,114
Eregli Demir ve Celik Fabrikalari TAS(a)	5,846,032	9,096,079
Goodyear Lastikleri TAS	25,436	671,534
Gubre Fabrikalari TAS	769,715	1,897,237
Koza Altin Isletmeleri AS	236,269	2,561,515
Otokar Otomotiv ve Savunma Sanayi AS	66,212	2,448,046
Park Elektrik Uretim Madencilik Sanayi ve Ticaret AS	867,340	1,149,104
Saf Gayrimenkul Yatirim Ortakligi AS	2,574,035	1,040,915
Teknosa Ic Ve Dis Ticaret AS(a)	327,154	971,445
Tofas Turk Otomobil Fabrikasi AS	834,092	5,059,484
Turk Telekomunikasyon AS	4,116,540	10,939,390
Turk Traktor ve Ziraat Makineleri AS	94,884	2,828,431

Total Turkey		58,391,945
TOTAL COMMON STOCKS (Cost: $2,426,084,173)		2,149,500,091
EXCHANGE-TRADED FUND – 0.1%
United States – 0.1%
WisdomTree Global Equity Income Fund(a)(b) (Cost: $2,075,463)	47,450	2,103,933
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 4.7%
United States – 4.7%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c)
(Cost: $100,263,965)(d)	100,263,965	100,263,965
TOTAL INVESTMENTS IN SECURITIES – 104.3% (Cost: $2,528,423,601)		2,251,867,989
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (4.3)%		(92,310,837)

NET ASSETS – 100.0%		$2,159,557,152
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Affiliated company (See Note 8).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $133,760,007 and the total market value of the collateral held by the Fund was $141,404,459. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $41,140,494. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

40	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 95.3%
Brazil – 7.9%
ALL – America Latina Logistica S.A.	3,500	$4,347
Ambev S.A.	22,700	131,039
B2W Cia Digital*	700	4,369
Banco Bradesco S.A.	3,600	33,938
Banco Santander Brasil S.A.	2,700	11,886
BM&FBovespa S.A. – Bolsa de Valores Mercadorias e Futuros	10,700	37,362
BR Malls Participacoes S.A.	2,900	15,371
BRF S.A.	3,300	65,358
CCR S.A.	5,100	26,010
CETIP S.A. – Mercados Organizados	1,400	13,951
Cia Hering	900	4,618
Cia Siderurgica Nacional S.A.	5,100	8,665
Cielo S.A.	2,700	38,598
Cosan S.A. Industria e Comercio	700	6,108
CPFL Energia S.A.	3,100	19,845
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	1,900	7,877
Embraer S.A.	3,900	29,957
Equatorial Energia S.A.	1,100	10,755
Estacio Participacoes S.A.	1,900	11,022
Hypermarcas S.A.*	2,100	12,944
Itau Unibanco Holding S.A.	1,500	15,103
Itausa – Investimentos Itau S.A.	2,700	8,532
Itausa – Investimentos Itau S.A.*	19	60
JBS S.A.	3,500	15,550
Klabin S.A.	3,900	22,208
Kroton Educacional S.A.	5,100	16,420
Localiza Rent a Car S.A.	1,100	12,493
Lojas Renner S.A.	800	22,723
M. Dias Branco S.A.	300	8,083
Multiplan Empreendimentos Imobiliarios S.A.	500	8,769
Natura Cosmeticos S.A.	1,000	8,417
Odontoprev S.A.	2,300	7,822
Qualicorp S.A.*	1,100	7,847
Raia Drogasil S.A.	1,100	9,857
Souza Cruz S.A.	1,900	15,100
Sul America S.A.	1,500	6,669
Tim Participacoes S.A.	5,500	18,310
TOTVS S.A.	700	7,994
Tractebel Energia S.A.	1,100	12,149
Ultrapar Participacoes S.A.	2,800	56,795
WEG S.A.	1,900	18,904

Total Brazil		793,825
Chile – 1.8%
Aguas Andinas S.A. Class A	19,098	11,196
Banco Santander Chile	234,673	12,791
Cencosud S.A.	3,931	9,331
Cia Cervecerias Unidas S.A.	891	9,275
Colbun S.A.	45,387	13,432
Corpbanca S.A.	709,891	7,520
Empresa Nacional de Electricidad S.A.	12,870	19,271
Empresas CMPC S.A.	5,249	14,412
Empresas COPEC S.A.	1,814	21,126
Enersis S.A.	72,134	23,642
Latam Airlines Group S.A.*	1,436	11,802
S.A.C.I. Falabella	3,637	27,870

Total Chile		181,668
China – 22.1%
21Vianet Group, Inc. ADR*	250	4,415
58.com, Inc. ADR*	107	5,658
AAC Technologies Holdings, Inc.	4,000	24,687
ANTA Sports Products Ltd.	7,000	12,803
Baidu, Inc. ADR*	1,394	290,510
Belle International Holdings Ltd.	35,000	40,765
Bitauto Holdings Ltd. ADR*	87	4,426
Byd Co., Ltd. Class H	5,000	25,732
China Conch Venture Holdings Ltd.	7,400	15,844
China Huishan Dairy Holdings Co., Ltd.	35,000	6,230
China Medical System Holdings Ltd.	11,000	16,912
China Minsheng Banking Corp., Ltd. Class H	47,500	58,019
China Modern Dairy Holdings Ltd.*	15,000	4,991
Country Garden Holdings Co., Ltd.	51,000	20,589
Ctrip.com International Ltd. ADR*	947	55,513
Evergrande Real Estate Group Ltd.	35,000	17,651
GCL-Poly Energy Holdings Ltd.*	51,000	13,485
Geely Automobile Holdings Ltd.	45,000	23,159
GOME Electrical Appliances Holding Ltd.	91,000	13,146
Great Wall Motor Co., Ltd. Class H	7,500	53,011
Guangzhou R&F Properties Co., Ltd. Class H	7,600	7,793
Haier Electronics Group Co., Ltd.	8,000	20,947
Haitian International Holdings Ltd.	5,000	11,479
Haitong Securities Co., Ltd. Class H	10,800	26,300
Hanergy Thin Film Power Group Ltd.*	102,000	91,830
Hengan International Group Co., Ltd.	4,500	54,037
Huabao International Holdings Ltd.	15,000	11,163
Huishang Bank Corp., Ltd. Class H	59,000	26,558
Kingboard Chemical Holdings Ltd.	3,500	5,544
Kingsoft Corp., Ltd.	3,000	8,803
Lee & Man Paper Manufacturing Ltd.	19,000	9,190
Longfor Properties Co., Ltd.	9,500	13,454
Mindray Medical International Ltd. ADR	680	18,598
Minth Group Ltd.	6,000	11,856
NetEase, Inc. ADR	370	38,961
New Oriental Education & Technology Group, Inc. ADR*	927	20,552
Nine Dragons Paper Holdings Ltd.	16,000	10,009
Ping An Insurance Group Co. of China Ltd. Class H	17,500	210,369
Qihoo 360 Technology Co., Ltd. ADR*	378	19,354
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	16,000	14,095
Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H	3,500	11,670
Shenzhou International Group Holdings Ltd.	5,000	22,572
Shimao Property Holdings Ltd.	9,500	19,973
Sihuan Pharmaceutical Holdings Group Ltd.	46,000	26,165

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	41

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2015

Investments	Shares	Value
SINA Corp.*	358	$11,513
Sino Biopharmaceutical Ltd.	24,000	24,300
SOHO China Ltd.	15,500	10,556
Sohu.com, Inc.*	163	8,693
Sun Art Retail Group Ltd.	13,500	11,753
Sunac China Holdings Ltd.	15,000	13,021
TAL Education Group ADR*	302	10,032
Tencent Holdings Ltd.	27,300	518,320
Tingyi Cayman Islands Holding Corp.	12,000	25,817
Uni-President China Holdings Ltd.	11,000	7,278
Vipshop Holdings Ltd. ADR*	1,961	57,732
Want Want China Holdings Ltd.	42,000	44,584
WuXi PharmaTech Cayman, Inc. ADR*	525	20,359
Xinyi Glass Holdings Ltd.	22,000	13,592
Yingde Gases Group Co., Ltd.	11,500	8,573
Youku Tudou, Inc. ADR*	604	7,550
YY, Inc. ADR*	131	7,147
ZTE Corp. Class H	3,800	8,714

Total China		2,228,352
Czech Republic – 0.2%
Komercni Banka AS	89	19,217
Hong Kong – 0.2%
Alibaba Pictures Group Ltd.*	30,000	11,066
Carnival Group International Holdings Ltd.*	50,000	8,771

Total Hong Kong		19,837
Hungary – 0.2%
OTP Bank PLC	1,293	24,564
India – 4.1%
Bharat Forge Ltd.	47	959
Bharti Airtel Ltd.	2,328	14,630
HCL Technologies Ltd.	312	4,888
ICICI Bank Ltd. ADR	6,185	64,076
Infosys Ltd. ADR	2,500	87,700
Larsen & Toubro Ltd. GDR Reg S	1,571	43,831
Reliance Industries Ltd. GDR(a)	3,735	98,791
Sesa Sterlite Ltd. ADR	2,097	26,003
Sun Pharmaceutical Industries Ltd.	1,298	21,237
Tata Motors Ltd. ADR	1,078	48,575

Total India		410,690
Indonesia – 3.1%
Adaro Energy Tbk PT	85,900	6,241
Astra International Tbk PT	116,600	76,470
Bank Central Asia Tbk PT	74,400	84,358
Bumi Serpong Damai Tbk PT	55,300	9,030
Charoen Pokphand Indonesia Tbk PT	35,800	9,706
Ciputra Development Tbk PT	66,400	7,491
Gudang Garam Tbk PT	2,300	8,971
Indocement Tunggal Prakarsa Tbk PT	7,900	13,247
Indofood Sukses Makmur Tbk PT	24,600	14,017
Kalbe Farma Tbk PT	139,600	19,912
Lippo Karawaci Tbk PT	113,400	11,709
Media Nusantara Citra Tbk PT	32,600	7,143
Summarecon Agung Tbk PT	80,500	10,590
Tower Bersama Infrastructure Tbk PT	11,500	8,334
Unilever Indonesia Tbk PT	5,100	15,466
United Tractors Tbk PT	8,700	14,505

Total Indonesia		317,190
Malaysia – 3.3%
AirAsia Bhd	22,200	14,266
Astro Malaysia Holdings Bhd	27,800	24,020
British American Tobacco Malaysia Bhd	1,100	20,393
Dialog Group Bhd	42,600	18,174
Genting Bhd	25,800	62,697
Genting Malaysia Bhd	34,200	39,062
Hong Leong Bank Bhd	3,900	15,017
Hong Leong Financial Group Bhd	2,300	10,533
IOI Corp. Bhd	27,400	33,959
IOI Properties Group Bhd	19,800	11,655
Lafarge Malaysia Bhd	3,900	10,373
PPB Group Bhd	5,100	21,179
SapuraKencana Petroleum Bhd	37,400	23,833
YTL Corp. Bhd	53,700	24,215

Total Malaysia		329,376
Mexico – 4.5%
Alfa S.A.B. de C.V. Class A	9,100	18,398
America Movil S.A.B. de C.V. Series L	107,000	109,990
Cemex S.A.B. de C.V.*(b)	31,500	29,920
Coca-Cola Femsa S.A.B. de C.V. Series L	1,100	8,792
El Puerto de Liverpool S.A.B. de C.V. Class C1	1,500	17,724
Fomento Economico Mexicano S.A.B. de C.V.(b)	4,700	44,152
Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B	1,700	11,159
Grupo Aeroportuario del Sureste S.A.B. de C.V. Class B	1,000	13,491
Grupo Bimbo S.A.B. de C.V. Series A	3,500	9,939
Grupo Elektra S.A.B. de C.V.	175	4,532
Grupo Financiero Banorte S.A.B. de C.V. Class O	7,100	41,255
Grupo Financiero Inbursa S.A.B. de C.V. Class O(b)	5,500	13,907
Grupo Mexico S.A.B. de C.V. Series B(b)	9,500	28,093
Grupo Televisa S.A.B. Series CPO(b)	6,000	39,700
Impulsora del Desarrollo y El Empleo en America Latina S.A.B. de C.V.*(b)	2,700	6,781
Industrias Penoles S.A.B. de C.V.(b)	355	6,185
Kimberly-Clark de Mexico S.A.B. de C.V. Class A(b)	3,900	8,187
Mexichem S.A.B. de C.V.(b)	3,000	7,845
Promotora y Operadora de Infraestructura S.A.B. de C.V.*	1,000	10,680
Wal-Mart de Mexico S.A.B. de C.V. Series V(b)	10,700	26,767

Total Mexico		457,497
Peru – 0.2%
Alicorp S.A.A.	5,269	10,203
Grana y Montero S.A.A.	3,283	5,086

Total Peru		15,289
Philippines – 2.1%
Aboitiz Equity Ventures, Inc.	11,300	14,662

See Notes to Financial Statements.

42	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2015

Investments	Shares	Value
Alliance Global Group, Inc.	19,100	$11,323
Ayala Corp.	1,130	20,097
Ayala Land, Inc.	25,700	22,135
Bank of the Philippine Islands	6,600	14,839
BDO Unibank, Inc.	6,280	17,379
JG Summit Holdings, Inc.	10,740	17,420
Jollibee Foods Corp.	2,100	10,336
Philippine Long Distance Telephone Co.	315	20,126
San Miguel Corp.	4,810	7,258
SM Investments Corp.	1,190	23,947
SM Prime Holdings, Inc.	33,800	15,108
Universal Robina Corp.	3,100	15,673

Total Philippines		210,303
Poland – 1.4%
Bank Handlowy w Warszawie S.A.	290	8,287
Bank Pekao S.A.	1,106	53,616
Bank Zachodni WBK S.A.	238	21,656
Cyfrowy Polsat S.A.	1,715	11,286
Getin Noble Bank S.A.*	11,644	5,190
Lubelski Wegiel Bogdanka S.A.	413	9,139
mBank	115	13,356
Orange Polska S.A.	6,928	17,414

Total Poland		139,944
Russia – 4.2%
Eurasia Drilling Co., Ltd. GDR Reg S	497	9,542
Lukoil OAO ADR	3,140	145,445
Magnit PJSC GDR Reg S	1,010	51,560
Mail.ru Group Ltd. GDR Reg S*	497	9,875
MegaFon OAO GDR Reg S	529	8,464
MMC Norilsk Nickel OJSC ADR	2,631	46,740
Mobile Telesystems OJSC ADR	2,697	27,240
NovaTek OAO GDR Reg S	466	34,950
Novolipetsk Steel OJSC GDR Reg S	452	6,034
PhosAgro OAO GDR Reg S	405	4,577
Polymetal International PLC	1,038	8,876
Polyus Gold International Ltd.	2,714	7,534
Severstal PAO GDR Reg S	1,094	12,286
Sistema JSFC GDR Reg S	895	6,623
Uralkali PJSC GDR Reg S	1,078	14,391
VimpelCom Ltd. ADR	1,315	6,891
X5 Retail Group N.V. GDR Reg S*	397	6,094
Yandex N.V. Class A*	837	12,693

Total Russia		419,815
South Africa – 8.4%
AngloGold Ashanti Ltd.*	1,380	13,291
Aspen Pharmacare Holdings Ltd.	887	28,112
Attacq Ltd.*	5,173	11,096
Barclays Africa Group Ltd.	1,022	15,605
Barloworld Ltd.	998	7,644
Bidvest Group Ltd. (The)	994	26,964
Coronation Fund Managers Ltd.	1,146	9,293
Discovery Ltd.	1,233	12,700
FirstRand Ltd.	9,551	44,018
Foschini Group Ltd. (The)	760	11,326
Gold Fields Ltd.	2,614	11,072
Impala Platinum Holdings Ltd.*	1,818	8,827
Imperial Holdings Ltd.	752	11,973
Investec Ltd.	1,106	9,175
Life Healthcare Group Holdings Ltd.	3,744	13,074
Mediclinic International Ltd.	1,552	15,626
Mr. Price Group Ltd.	843	18,090
MTN Group Ltd.	4,433	75,004
Nampak Ltd.	1,504	5,052
Naspers Ltd. Class N	1,225	189,064
Netcare Ltd.	5,678	19,542
Rand Merchant Insurance Holdings Ltd.	3,207	12,244
Remgro Ltd.	1,353	29,681
Resilient Property Income Fund Ltd.	1,468	12,601
RMB Holdings Ltd.	2,566	14,799
Sanlam Ltd.	4,863	31,455
Sappi Ltd.*	2,045	8,258
Shoprite Holdings Ltd.	1,050	14,236
Sibanye Gold Ltd.	3,056	6,538
Standard Bank Group Ltd.	3,724	51,636
Steinhoff International Holdings Ltd.	6,832	42,871
Tiger Brands Ltd.	577	14,543
Truworths International Ltd.	1,563	11,386
Vodacom Group Ltd.	1,735	19,001
Woolworths Holdings Ltd.	2,260	16,069

Total South Africa		841,866
South Korea – 14.7%
Amorepacific Corp.	7	21,168
BS Financial Group, Inc.	863	11,824
Celltrion, Inc.*	331	20,854
Cheil Worldwide, Inc.*	393	8,519
CJ CheilJedang Corp.	27	9,199
CJ Corp.	47	7,456
Coway Co., Ltd.	183	15,093
Daelim Industrial Co., Ltd.	107	6,230
Dongbu Insurance Co., Ltd.	167	7,443
Doosan Corp.	63	6,615
E-Mart Co., Ltd.	55	11,551
GS Engineering & Construction Corp.*	226	6,152
GS Holdings Corp.	179	6,922
Hana Financial Group, Inc.	982	25,447
Hankook Tire Co., Ltd.	294	12,018
Hanssem Co., Ltd.	86	14,302
Hanwha Corp.	238	7,798
Hotel Shilla Co., Ltd.	107	9,442
Hyundai Department Store Co., Ltd.	63	8,461
Hyundai Development Co-Engineering & Construction	226	11,611
Hyundai Engineering & Construction Co., Ltd.	248	11,266
Hyundai Glovis Co., Ltd.	51	10,389
Hyundai Heavy Industries Co., Ltd.	151	16,605
Hyundai Mobis Co., Ltd.	226	50,213
Hyundai Motor Co.	497	75,483

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	43

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2015

Investments	Shares	Value
Hyundai Steel Co.	258	$16,976
Hyundai Wia Corp.	55	7,015
KB Financial Group, Inc.	1,250	44,279
Kia Motors Corp.	863	35,159
Korea Investment Holdings Co., Ltd.	155	8,788
Korea Zinc Co., Ltd.	39	14,905
KT Corp.	473	12,364
KT&G Corp.	342	27,343
LG Chem Ltd.	151	30,759
LG Corp.	445	24,587
LG Display Co., Ltd.	533	15,037
LG Electronics, Inc.	362	19,218
LG Household & Health Care Ltd.	27	20,467
LG Uplus Corp.	859	8,517
Lotte Chemical Corp.	55	10,088
Lotte Shopping Co., Ltd.	43	9,205
Macquarie Korea Infrastructure Fund	1,635	11,539
NAVER Corp.	65	39,312
NCSoft Corp.	39	6,380
OCI Co., Ltd.	39	3,638
POSCO	258	56,858
Samsung Electro-Mechanics Co., Ltd.	151	10,466
Samsung Electronics Co., Ltd.	267	346,791
Samsung Engineering Co., Ltd.*	103	3,579
Samsung Fire & Marine Insurance Co., Ltd.	115	27,728
Samsung Heavy Industries Co., Ltd.	585	9,518
Samsung Life Insurance Co., Ltd.	282	24,579
Samsung Securities Co., Ltd.	283	13,264
Shinhan Financial Group Co., Ltd.	1,420	53,692
Shinsegae Co., Ltd.	125	18,985
SK C&C Co., Ltd.	47	9,849
SK Holdings Co., Ltd.	216	33,098
SK Hynix, Inc.	1,285	52,757
SK Innovation Co., Ltd.	222	19,089
SK Telecom Co., Ltd.	131	32,176
Woori Bank	978	8,269

Total South Korea		1,478,335
Taiwan – 12.3%
Advanced Semiconductor Engineering, Inc.	18,000	24,305
Asia Cement Corp.	11,000	13,833
Asustek Computer, Inc.	3,000	30,201
AU Optronics Corp.	27,000	13,591
Cathay Financial Holding Co., Ltd.	31,000	49,537
Cheng Shin Rubber Industry Co., Ltd.	7,000	16,085
China Development Financial Holding Corp.	67,000	23,233
China Life Insurance Co., Ltd.	19,000	16,547
Compal Electronics, Inc.	17,000	14,153
CTBC Financial Holding Co., Ltd.	57,000	37,891
Delta Electronics, Inc.	5,000	31,560
E.Sun Financial Holding Co., Ltd.	33,000	20,197
Far Eastern New Century Corp.	19,000	19,613
Far EasTone Telecommunications Co., Ltd.	7,000	16,890
Formosa Chemicals & Fibre Corp.	15,000	34,420
Formosa Petrochemical Corp.	6,000	13,135
Formosa Plastics Corp.	19,000	46,088
Foxconn Technology Co., Ltd.	4,000	10,738
Fubon Financial Holding Co., Ltd.	25,000	44,903
Hon Hai Precision Industry Co., Ltd.	31,000	90,751
HTC Corp.*	3,000	13,375
Innolux Corp.	31,000	15,505
Inotera Memories, Inc.*	7,000	9,340
Inventec Corp.	11,000	7,963
Lite-On Technology Corp.	10,000	12,959
MediaTek, Inc.	4,000	54,139
Nan Ya Plastics Corp.	21,000	46,644
Pegatron Corp.	5,000	13,535
Pou Chen Corp.	11,000	15,398
President Chain Store Corp.	3,000	22,579
Quanta Computer, Inc.	9,000	21,745
Ruentex Industries Ltd.	5,000	10,946
Shin Kong Financial Holding Co., Ltd.	47,000	13,353
Siliconware Precision Industries Co., Ltd.	10,000	16,651
SinoPac Financial Holdings Co., Ltd.	39,000	16,266
Synnex Technology International Corp.	6,000	8,111
Taishin Financial Holding Co., Ltd.	35,000	14,877
Taiwan Cement Corp.	14,000	19,732
Taiwan Mobile Co., Ltd.	7,000	24,497
Taiwan Semiconductor Manufacturing Co., Ltd.	45,000	209,252
Teco Electric and Machinery Co., Ltd.	11,000	10,476
Uni-President Enterprises Corp.	19,000	31,818
United Microelectronics Corp.	44,000	21,796
Wistron Corp.	12,000	10,201
Yuanta Financial Holding Co., Ltd.	39,000	19,631
Yulon Motor Co., Ltd.	6,000	8,197

Total Taiwan		1,236,657
Thailand – 2.6%
Advanced Info Service PCL NVDR	6,300	45,885
Bangkok Dusit Medical Services PCL NVDR	18,300	11,079
Bank of Ayudhya PCL NVDR	7,900	10,014
BEC World PCL NVDR	6,300	7,938
Big C Supercenter PCL NVDR	1,500	10,602
BTS Group Holdings PCL NVDR	34,200	9,617
Bumrungrad Hospital PCL NVDR	2,300	10,744
Central Pattana PCL NVDR	10,300	13,532
Charoen Pokphand Foods PCL NVDR	13,500	9,335
CP ALL PCL NVDR	20,200	25,452
Energy Absolute PCL NVDR	11,200	8,691
Glow Energy PCL NVDR	3,100	8,169
Indorama Ventures PCL NVDR	10,700	8,549
Kasikornbank PCL NVDR	6,100	42,929
Minor International PCL NVDR	9,100	9,788
Thai Union Frozen Products PCL NVDR	10,800	6,671
Total Access Communication PCL NVDR	5,200	13,104
True Corp. PCL NVDR*	38,600	14,828

Total Thailand		266,927
Turkey – 2.0%
Akbank TAS	9,559	28,163

See Notes to Financial Statements.

44	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (concluded)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2015

Investments	Shares	Value
Anadolu Efes Biracilik ve Malt Sanayii AS*	839	$7,012
Arcelik AS	1,719	9,931
BIM Birlesik Magazalar AS	867	15,393
Coca-Cola Icecek AS	382	6,466
Enka Insaat ve Sanayi AS	5,762	11,540
Haci Omer Sabanci Holding AS	5,798	20,499
KOC Holding AS	4,417	20,158
TAV Havalimanlari Holding AS	963	8,067
Tupras Turkiye Petrol Rafinerileri AS	712	16,905
Turkcell Iletisim Hizmetleri AS*	4,278	21,996
Turkiye Garanti Bankasi AS	11,222	36,866

Total Turkey		202,996
TOTAL COMMON STOCKS (Cost: $9,507,505)		9,594,348
RIGHTS – 0.0%
South Africa – 0.0%
Discovery Ltd., expiring 4/2/15* (Cost $0)	116	293
EXCHANGE-TRADED NOTE – 4.4%
United States – 4.4%
iPath MSCI India Index ETN* (Cost: $441,733)	6,073	450,131
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.8%
United States – 1.8%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c)
(Cost: $178,829)(d)	178,829	178,829
TOTAL INVESTMENTS IN SECURITIES – 101.5% (Cost: $10,128,067)		10,223,601
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (1.5)%		(154,359)

NET ASSETS – 100.0%		$10,069,242
*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $169,229 and the total market value of the collateral held by the Fund was $178,829. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

ADR – American Depositary Receipt

ETN – Exchange-Traded Note

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	45

Schedule of Investments

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 98.5%
Brazil – 7.2%
Abril Educacao S.A.*	154,419	$589,924
Aliansce Shopping Centers S.A.	197,926	1,046,572
Arezzo Industria e Comercio S.A.	137,526	1,056,370
Arteris S.A.	1,067,747	2,505,586
Brasil Brokers Participacoes S.A.	1,721,430	1,470,387
Brasil Insurance Participacoes e Administracao S.A.	920,000	561,309
Cia de Saneamento de Minas Gerais-COPASA	251,731	1,457,096
Cia Hering	457,108	2,345,537
CVC Brasil Operadora e Agencia de Viagens S.A.	72,939	322,921
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	1,079,556	4,475,491
Direcional Engenharia S.A.	482,016	941,078
EDP – Energias do Brasil S.A.	2,644,563	8,563,946
Equatorial Energia S.A.	161,877	1,582,759
Even Construtora e Incorporadora S.A.	1,100,615	1,522,079
Ez Tec Empreendimentos e Participacoes S.A.	488,003	3,081,224
Fleury S.A.	749,299	3,751,067
Gafisa S.A.	4,788,575	3,221,250
Grendene S.A.	1,201,831	6,148,098
Guararapes Confeccoes S.A.	61,320	1,496,499
Helbor Empreendimentos S.A.	1,694,618	2,104,951
Iguatemi Empresa de Shopping Centers S.A.	108,123	953,997
Iochpe-Maxion S.A.	387,206	1,217,553
JHSF Participacoes S.A.	499,554	312,602
JSL S.A.	115,895	395,249
Kepler Weber S.A.	25,984	225,605
Light S.A.	1,669,949	7,523,940
Linx S.A.	31,572	461,316
Lojas Americanas S.A.	230,215	950,796
LPS Brasil Consultoria de Imoveis S.A.	422,550	680,871
Magazine Luiza S.A.	349,724	562,430
Mahle-Metal Leve S.A.	535,365	3,333,364
Marisa Lojas S.A.	59,085	260,661
Mills Estruturas e Servicos de Engenharia S.A.	296,640	736,008
MRV Engenharia e Participacoes S.A.	1,338,724	3,363,460
Multiplus S.A.	641,828	6,570,699
Odontoprev S.A.	1,446,218	4,918,616
QGEP Participacoes S.A.	481,511	991,315
Santos Brasil Participacoes S.A.	716,493	2,448,016
Sao Martinho S.A.	136,413	1,651,758
Ser Educacional S.A.	56,136	220,954
SLC Agricola S.A.	160,640	880,074
Smiles S.A.	254,650	4,023,599
Sul America S.A.	923,673	4,106,690
Tecnisa S.A.	1,554,319	1,896,638
Tegma Gestao Logistica	164,778	752,201
TPI – Triunfo Participacoes e Investimentos S.A.	706,223	729,181
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A	196,164	2,722,028

Total Brazil		101,133,765
Chile – 2.2%
Administradora de Fondos de Pensiones Habitat S.A.	1,901,424	$2,806,324
CAP S.A.	596,576	2,051,842
E.CL S.A.	1,384,919	2,174,394
Forus S.A.	485,952	2,006,871
Hortifrut S.A.	766,528	774,643
Inversiones Aguas Metropolitanas S.A.	2,806,188	4,524,382
Inversiones La Construccion S.A.	230,239	2,699,565
Parque Arauco S.A.	1,561,257	2,996,041
Ripley Corp. S.A.	3,153,754	1,522,898
Salfacorp S.A.	1,789,222	1,350,068
Sociedad Matriz SAAM S.A.	16,234,944	1,302,129
SONDA S.A.	1,433,958	3,382,475
Vina Concha y Toro S.A.	1,592,337	3,286,590

Total Chile		30,878,222
China – 9.1%
Anhui Expressway Co., Ltd. Class H	1,795,666	1,248,366
BBMG Corp. Class H	930,169	857,818
China BlueChemical Ltd. Class H	18,502,000	7,063,790
China Galaxy Securities Co., Ltd. Class H(a)	1,706,000	1,951,776
China National Materials Co., Ltd. Class H	3,163,000	893,451
China Railway Construction Corp., Ltd. Class H	3,586,598	5,356,963
China Railway Group Ltd. Class H	5,687,801	5,824,952
China Southern Airlines Co., Ltd. Class H	4,058,000	2,852,568
China Suntien Green Energy Corp., Ltd. Class H	8,334,039	2,020,881
Chongqing Machinery & Electric Co., Ltd. Class H	13,312,855	2,180,732
CSR Corp., Ltd. Class H(a)	3,257,139	4,301,933
Dalian Port PDA Co., Ltd. Class H(a)	5,344,507	2,247,257
Datang International Power Generation Co., Ltd. Class H	11,141,049	5,704,847
Dongfang Electric Corp., Ltd. Class H(a)	361,781	698,079
Fuguiniao Co., Ltd. Class H	1,870,800	3,976,601
Guangshen Railway Co., Ltd. Class H(a)	3,744,665	1,738,773
Guangzhou Automobile Group Co., Ltd. Class H	5,974,000	5,717,373
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. Class H	176,000	606,110
Guodian Technology & Environment Group Corp., Ltd. Class H	6,589,000	883,854
Haitong Securities Co., Ltd. Class H(a)	1,338,000	3,258,258
Harbin Electric Co., Ltd. Class H	2,096,071	1,303,108
Huadian Power International Corp., Ltd. Class H	5,506,000	4,580,610
Jiangsu Expressway Co., Ltd. Class H	5,689,933	7,647,197
Jiangxi Copper Co., Ltd. Class H(a)	4,871,000	9,059,637
Livzon Pharmaceutical Group, Inc. Class H	103,200	661,551
Metallurgical Corp. of China Ltd. Class H(a)	6,079,000	2,234,624
Shandong Luoxin Pharmaceutical Group Stock Co., Ltd. Class H	942,000	1,790,918
Shanghai Electric Group Co., Ltd. Class H	5,538,000	3,657,214

See Notes to Financial Statements.

46	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2015

Investments	Shares	Value
Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H	352,000	$1,173,629
Shanghai Fudan Microelectronics Group Co., Ltd. Class H(a)	524,000	425,794
Shanghai Jin Jiang International Hotels Group Co., Ltd. Class H	11,753,587	3,789,988
Shanghai Pharmaceuticals Holding Co., Ltd. Class H	918,600	2,440,738
Shenzhen Expressway Co., Ltd. Class H	4,075,697	3,185,678
Sichuan Expressway Co., Ltd. Class H	1,646,768	696,681
Sinopec Engineering Group Co., Ltd. Class H(a)	4,867,500	4,218,933
Tong Ren Tang Technologies Co., Ltd. Class H(a)	1,414,888	2,080,436
Weichai Power Co., Ltd. Class H	224,769	866,832
Xinhua Winshare Publishing and Media Co., Ltd. Class H	4,229,000	4,123,698
Xinjiang Goldwind Science & Technology Co., Ltd. Class H	31,800	59,802
Yanzhou Coal Mining Co., Ltd. Class H(a)	1,522,000	1,301,534
Zhaojin Mining Industry Co., Ltd. Class H(a)	6,264,500	3,345,139
Zijin Mining Group Co., Ltd. Class H(a)	24,120,000	7,653,143
Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H(a)	4,744,200	3,273,740

Total China		128,955,006
Indonesia – 3.9%
Ace Hardware Indonesia Tbk PT	11,260,800	633,016
Adhi Karya Persero Tbk PT	4,185,900	978,044
Agung Podomoro Land Tbk PT	32,714,800	1,100,919
AKR Corporindo Tbk PT	5,752,345	2,254,743
Alam Sutera Realty Tbk PT	26,272,277	1,115,190
Aneka Tambang Persero Tbk PT	4,473,374	295,944
Bank Bukopin Tbk PT	28,561,818	1,550,967
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	79,409,312	6,073,370
Bank Tabungan Negara Persero Tbk PT	33,867,316	3,250,744
Bumi Serpong Damai Tbk PT	12,787,300	2,088,022
Ciputra Development Tbk PT	21,010,145	2,370,169
Elnusa Tbk PT	18,077,300	732,770
Global Mediacom Tbk PT	16,195,500	2,167,658
Harum Energy Tbk PT	9,507,063	1,090,676
Intiland Development Tbk PT	10,914,600	479,992
Japfa Comfeed Indonesia Tbk PT	9,664,991	576,573
Lippo Karawaci Tbk PT	20,188,000	2,084,421
Malindo Feedmill Tbk PT	1,896,100	244,354
Matahari Putra Prima Tbk PT	29,408,800	8,906,987
Medco Energi Internasional Tbk PT	1,398,400	331,552
MNC Investama Tbk PT	37,006,100	846,258
Pakuwon Jati Tbk PT	38,368,200	1,511,252
Pembangunan Perumahan Persero Tbk PT	7,462,270	2,165,913
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	13,388,652	1,771,500
Salim Ivomas Pratama Tbk PT	15,642,800	837,473
Summarecon Agung Tbk PT	23,853,372	3,137,882
Surya Semesta Internusa Tbk PT	21,569,800	1,880,656
Timah Persero Tbk PT	22,195,422	1,612,669
Total Bangun Persada Tbk PT	13,300,800	1,022,356
Waskita Karya Persero Tbk PT	10,711,200	1,458,198
Wijaya Karya Persero Tbk PT	4,267,352	1,140,680

Total Indonesia		55,710,948
Malaysia – 6.1%
Aeon Co. M Bhd	2,298,352	1,836,944
AirAsia Bhd	3,018,200	1,939,602
Alliance Financial Group Bhd	4,262,847	5,513,443
Berjaya Auto Bhd	1,329,000	1,356,452
Berjaya Corp. Bhd	9,477,832	1,164,416
BIMB Holdings Bhd	3,541,028	3,920,134
Bursa Malaysia Bhd	1,478,300	3,424,818
Cahya Mata Sarawak Bhd	1,142,200	1,387,849
Coastal Contracts Bhd	714,300	559,328
Dayang Enterprise Holdings Bhd	2,070,900	1,302,875
Dialog Group Bhd	7,554,976	3,223,130
DRB-Hicom Bhd	4,524,661	2,406,800
Eastern & Oriental Bhd	2,705,596	1,461,102
Faber Group Bhd	1,068,600	952,175
Gas Malaysia Bhd	2,135,960	1,493,759
Genting Plantations Bhd	382,000	1,045,897
Globetronics Technology Bhd	812,100	1,153,408
HAP Seng Consolidated Bhd	8,899,592	10,933,750
Hartalega Holdings Bhd	1,423,172	3,331,687
Inari Amertron Bhd	897,000	801,693
JCY International Bhd	9,951,391	1,894,351
JobStreet Corp. Bhd	3,120,100	370,688
KPJ Healthcare Bhd	1,812,141	2,084,439
Lafarge Malaysia Bhd	1,790,600	4,762,363
Mah Sing Group Bhd	5,581,182	3,104,424
Malaysia Marine and Heavy Engineering Holdings Bhd	1,662,400	543,136
Malaysian Bulk Carriers Bhd	1,560,000	509,680
Malaysian Resources Corp. Bhd	2,694,843	909,559
Matrix Concepts Holdings Bhd	676,200	511,235
Media Prima Bhd	5,519,236	2,533,469
MMC Corp. Bhd	2,045,400	1,397,290
Mudajaya Group Bhd	2,732,365	1,069,780
Muhibbah Engineering M Bhd	589,400	350,123
Oldtown Bhd	2,451,402	1,138,494
Padini Holdings Bhd	3,220,496	1,269,589
Pos Malaysia Bhd	1,068,700	1,526,508
Press Metal Bhd	1,833,400	1,638,600
Prestariang Bhd	1,866,600	1,310,425
Sunway Bhd	3,039,600	2,995,691
Supermax Corp. Bhd	1,484,267	841,626
Ta Ann Holdings Bhd	235,600	248,100
TA Enterprise Bhd	3,970,400	804,050
Tambun Indah Land Bhd	1,039,400	505,176
Top Glove Corp. Bhd	1,300,290	1,920,504
Tropicana Corp. Bhd	4,634,700	1,288,981
Tune Ins Holdings Bhd	844,300	455,947
Wah Seong Corp. Bhd	1,612,869	540,018

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	47

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2015

Investments	Shares	Value
WCT Holdings Bhd	2,606,108	$1,083,679

Total Malaysia		86,817,187
Mexico – 1.8%
Asesor de Activos Prisma SAPI de C.V.(a)	1,164,101	1,201,219
Banregio Grupo Financiero S.A.B. de C.V.(a)	511,550	2,609,419
Corp. Inmobiliaria Vesta S.A.B. de C.V.(a)	1,273,500	2,369,905
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.*	1,844,490	8,994,677
Grupo Herdez S.A.B. de C.V.(a)	895,361	2,309,775
Megacable Holdings S.A.B. de C.V. Series CPO(a)	844,275	3,310,209
Organizacion Cultiba S.A.B. de C.V.(a)	637,430	847,717
Qualitas Controladora S.A.B. de C.V.	745,963	1,335,797
TV Azteca S.A.B. de C.V. Series CPO(a)	6,568,137	2,448,891

Total Mexico		25,427,609
Philippines – 2.5%
Cebu Air, Inc.	434,720	826,649
D&L Industries, Inc.	2,683,900	1,203,852
Filinvest Land, Inc.	43,728,000	1,760,859
First Philippine Holdings Corp.	767,336	1,647,970
Lopez Holdings Corp.	10,986,012	2,101,351
Manila Water Co., Inc.	3,683,145	2,232,958
Nickel Asia Corp.	3,329,324	1,787,557
Puregold Price Club, Inc.	927,200	861,860
Rizal Commercial Banking Corp.	1,027,444	1,037,787
Robinsons Land Corp.	6,748,160	4,649,739
Robinsons Retail Holdings, Inc.	417,220	784,038
Security Bank Corp.	954,184	3,671,581
Semirara Mining and Power Co.	2,827,118	10,562,163
Vista Land & Lifescapes, Inc.	8,580,600	1,648,934

Total Philippines		34,777,298
Poland – 2.5%
Asseco Poland S.A.	339,104	5,276,839
CCC S.A.	30,441	1,468,458
Ciech S.A.	82,904	1,186,873
Enea S.A.	1,238,352	5,395,642
Eurocash S.A.(a)	269,946	2,331,012
Grupa Azoty S.A.	40,835	872,382
Lubelski Wegiel Bogdanka S.A.	137,347	3,039,276
PKP Cargo S.A.	101,195	2,355,389
Synthos S.A.	3,880,571	4,503,366
Tauron Polska Energia S.A.	5,925,558	6,892,183
Warsaw Stock Exchange	202,183	2,591,611

Total Poland		35,913,031
Russia – 0.0%
TMK OAO GDR Reg S	56,328	168,984
South Africa – 9.9%
Aeci Ltd.	205,767	2,037,928
Astral Foods Ltd.	52,813	784,594
AVI Ltd.	1,244,477	8,478,826
Barloworld Ltd.	513,426	3,932,399
Blue Label Telecoms Ltd.	1,284,291	922,177
Capevin Holdings Ltd.	1,391,464	1,063,444
Capitec Bank Holdings Ltd.	216,678	9,388,888
City Lodge Hotels Ltd.	119,231	1,354,360
Clicks Group Ltd.(a)	462,476	3,490,255
Clover Industries Ltd.	367,665	550,151
Famous Brands Ltd.	240,294	2,221,226
Foschini Group Ltd. (The)	779,442	11,616,122
Grindrod Ltd.	714,707	1,026,382
Group Five Ltd.	203,440	422,118
Hosken Consolidated Investments Ltd.	166,536	1,993,003
Investec Ltd.	825,997	6,852,034
Invicta Holdings Ltd.(a)	198,020	1,188,978
JSE Ltd.	211,309	2,147,578
Lewis Group Ltd.(a)	629,785	4,023,139
Metair Investments Ltd.	442,259	1,226,079
Mondi Ltd.	374,265	7,162,041
Mpact Ltd.	593,718	2,107,077
Murray & Roberts Holdings Ltd.	704,018	795,461
Nampak Ltd.	2,121,358	7,125,907
Omnia Holdings Ltd.	102,533	1,459,770
Peregrine Holdings Ltd.	615,304	1,319,352
Pick n Pay Holdings Ltd.	1,043,287	1,851,288
Pick n Pay Stores Ltd.(a)	711,434	2,903,573
Pioneer Foods Ltd.	382,758	5,618,365
PPC Ltd.	2,119,193	3,206,009
PSG Group Ltd.(a)	296,876	4,052,681
Raubex Group Ltd.	360,140	537,999
Resilient Property Income Fund Ltd.	875,187	7,512,180
Reunert Ltd.	858,017	4,250,340
Sibanye Gold Ltd.	3,151,194	6,741,273
SPAR Group Ltd. (The)	563,875	8,781,860
Sun International Ltd.	270,928	2,817,450
Tongaat Hulett Ltd.	230,479	2,558,500
Trencor Ltd.	478,487	2,428,718
Wilson Bayly Holmes-Ovcon Ltd.	133,768	1,243,920

Total South Africa		139,193,445
South Korea – 9.8%
Aju Capital Co., Ltd.	104,025	571,015
Binggrae Co., Ltd.	28,586	2,117,959
Chongkundang Holdings Corp.	10,042	617,301
CJ CGV Co., Ltd.(a)	32,278	1,969,643
Daeduck Electronics Co.	87,822	761,501
Daewoong Pharmaceutical Co., Ltd.	34,577	1,869,954
Daishin Securities Co., Ltd.	213,148	2,286,233
Daum Kakao Corp.(a)	13,445	1,398,488
DGB Financial Group, Inc.	224,837	2,452,141
Dongkuk Steel Mill Co., Ltd.(a)	247,919	1,343,002
Doosan Corp.	56,777	5,961,982
Grand Korea Leisure Co., Ltd.(a)	145,896	4,977,388
Green Cross Corp.	10,589	1,679,809
Green Cross Holdings Corp.	33,656	832,716
GS Home Shopping, Inc.	5,817	1,164,501
Hana Tour Service, Inc.	23,650	2,387,489
Handsome Co., Ltd.	67,904	2,010,588

See Notes to Financial Statements.

48	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2015

Investments	Shares	Value
Hankook Tire Worldwide Co., Ltd.	85,111	$1,618,678
Hanmi Semiconductor Co., Ltd.(a)	106,463	1,549,757
Hansol Holdings Co., Ltd.	67,551	532,761
Hanwha Chemical Corp.	146,911	1,933,301
Hanwha Corp.	102,371	3,354,082
Hite Jinro Co., Ltd.(a)	250,067	5,003,819
Hitejinro Holdings Co., Ltd.(a)	41,040	466,090
Huchems Fine Chemical Corp.	121,109	2,789,071
Huvis Corp.	61,822	562,803
Hyosung Corp.	43,840	3,425,957
Hyundai Hysco Co., Ltd.	19,203	1,102,556
Hyundai Rotem Co., Ltd.(a)	22,821	392,880
Iljin Display Co., Ltd.(a)	87,774	582,285
iMarketKorea, Inc.(a)	37,624	868,155
Jahwa Electronics Co., Ltd.	54,777	787,501
Kolon Industries, Inc.	33,074	1,493,539
Korea Investment Holdings Co., Ltd.	43,616	2,472,799
Korea Real Estate Investment & Trust Co., Ltd.(a)	216,119	722,702
Korean Reinsurance Co.	234,041	2,151,713
KT Skylife Co., Ltd.	83,665	1,395,108
Kumho Petrochemical Co., Ltd.(a)	50,594	3,579,818
Kyungdong Pharm Co., Ltd.	24,078	557,758
LEENO Industrial, Inc.(a)	14,074	494,103
LF Corp.	59,727	1,706,563
LG Hausys Ltd.(a)	3,013	468,469
LG International Corp.	34,027	1,154,731
LIG Insurance Co., Ltd.	114,921	2,361,710
Lock&Lock Co., Ltd.	26,287	304,464
LS Corp.	41,066	1,924,766
LS Industrial Systems Co., Ltd.	32,278	1,856,178
Macquarie Korea Infrastructure Fund	1,567,145	11,060,206
Medy-Tox, Inc.	1,573	466,037
Meritz Fire & Marine Insurance Co., Ltd.(a)	310,477	3,190,263
Meritz Securities Co., Ltd.	778,789	3,980,110
Mirae Asset Securities Co., Ltd.	52,704	2,484,492
Modetour Network, Inc.	38,077	1,136,012
Moorim P&P Co., Ltd.(a)	376,840	1,555,660
NH Investment & Securities Co. Ltd.	189,336	2,457,468
NICE Information Service Co., Ltd.	112,262	649,621
Partron Co., Ltd.(a)	172,412	2,222,265
Poongsan Corp.	53,372	1,188,236
Posco ICT Co., Ltd.	59,474	301,806
S&T Motiv Co., Ltd.	12,218	604,595
S-1 Corp.(a)	57,092	4,317,472
Samsung Fine Chemicals Co., Ltd.(a)	18,990	709,483
Samsung Techwin Co., Ltd.(a)	77,912	1,664,351
SBS Contents Hub Co., Ltd.	37,124	533,713
Seah Besteel Corp.	66,893	2,010,800
SeAH Special Steel Co., Ltd.	21,839	465,539
SeAH Steel Corp.	9,685	700,983
Seoul Semiconductor Co., Ltd.(a)	25,854	463,738
SEOWONINTECH Co., Ltd.	50,120	702,480
SFA Engineering Corp.(a)	33,762	1,655,462
Shinsegae Co., Ltd.	5,623	854,005
Silicon Works Co., Ltd.	31,322	1,102,460
SK Chemicals Co., Ltd.(a)	27,507	1,576,858
SK Gas Ltd.(a)	5,645	457,930
SKC Co., Ltd.	47,528	1,546,497
Soulbrain Co., Ltd.	21,145	886,243
Sungwoo Hitech Co., Ltd.	128,090	1,298,853
Tongyang Life Insurance	276,799	2,894,108
Youlchon Chemical Co., Ltd.	45,322	465,700
Youngone Corp.(a)	29,030	1,426,053

Total South Korea		139,045,326
Taiwan – 27.3%
Ability Enterprise Co., Ltd.(a)	2,686,650	1,511,187
AcBel Polytech, Inc.(a)	1,797,303	1,909,886
Accton Technology Corp.	3,930,633	2,041,316
Achem Technology Corp.	711,000	423,782
Adlink Technology, Inc.	109,000	279,728
ALI Corp.(a)	1,456,980	1,101,233
Alpha Networks, Inc.(a)	2,327,788	1,562,274
Arcadyan Technology Corp.	166,926	229,397
Asia Pacific Telecom Co., Ltd.	5,831,000	2,664,855
ASROCK, Inc.	203,000	493,714
Aten International Co., Ltd.	263,000	762,355
AV Tech Corp.	786,036	1,153,054
BES Engineering Corp.(a)	3,304,026	800,400
Capital Securities Corp.	10,548,723	3,455,558
Career Technology MFG. Co., Ltd.(a)	1,090,000	1,114,733
Cathay Real Estate Development Co., Ltd.	1,414,000	820,201
Charoen Pokphand Enterprise	442,000	408,945
Chaun-Choung Technology Corp.	202,000	658,485
CHC Healthcare Group(a)	340,000	681,304
Cheng Loong Corp.	2,307,000	914,247
Cheng Uei Precision Industry Co., Ltd.(a)	1,472,820	2,730,059
Chicony Electronics Co., Ltd.(a)	2,515,410	7,058,261
Chin-Poon Industrial Co., Ltd.(a)	1,242,650	2,505,951
China Bills Finance Corp.	2,127,000	802,128
China Steel Chemical Corp.(a)	868,726	4,122,909
China Synthetic Rubber Corp.	2,418,257	2,507,908
Chong Hong Construction Co., Ltd.(a)	1,098,000	2,224,775
Chroma ATE, Inc.(a)	1,023,132	2,540,663
Chung Hsin Electric & Machinery Manufacturing Corp.	2,827,396	1,911,135
Cleanaway Co., Ltd.	263,161	1,467,613
Clevo Co.	1,915,000	2,980,521
Compeq Manufacturing Co., Ltd.	3,490,000	2,253,052
Continental Holdings Corp.	148,000	52,975
Coxon Precise Industrial Co., Ltd.	341,000	810,815
CTCI Corp.	1,569,190	2,587,734
Cub Elecparts, Inc.	45,000	517,737
Cyberlink Corp.	597,011	1,787,789
D-Link Corp.	3,540,664	1,912,343
Depo Auto Parts Ind Co., Ltd.	606,646	2,578,585
E-Lead Electronic Co., Ltd.(a)	303,000	673,011
Eastern Media International Corp.(a)	2,771,000	879,387

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	49

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2015

Investments	Shares	Value
Eclat Textile Co., Ltd.	377,286	$4,961,751
Elan Microelectronics Corp.(a)	1,179,156	2,016,134
Elite Advanced Laser Corp.(a)	169,000	748,051
Elite Material Co., Ltd.	1,418,163	2,429,324
Elite Semiconductor Memory Technology, Inc.	425,000	678,452
Elitegroup Computer Systems Co., Ltd.	4,871,000	5,082,715
Ennoconn Corp.	70,000	636,465
Epistar Corp.	498,245	802,542
Eternal Materials Co., Ltd.	3,498,767	3,751,474
Evergreen International Storage & Transport Corp.(a)	3,287,361	1,875,340
Everlight Chemical Industrial Corp.(a)	1,186,229	1,125,951
Everlight Electronics Co., Ltd.(a)	1,357,165	3,075,200
Excelsior Medical Co., Ltd.(a)	443,000	731,962
Far Eastern Department Stores Ltd.	3,609,841	3,051,464
Far Eastern International Bank(a)	8,475,601	2,952,510
Faraday Technology Corp.	1,160,000	1,686,801
Farglory Land Development Co., Ltd.	1,665,640	1,921,688
Feng Hsin Iron & Steel Co.(a)	2,127,950	2,672,689
Feng TAY Enterprise Co., Ltd.	1,135,960	6,843,351
FLEXium Interconnect, Inc.(a)	315,138	907,444
Flytech Technology Co., Ltd.(a)	226,419	918,991
Formosa International Hotels Corp.	145,733	1,539,302
Formosan Rubber Group, Inc.	3,964,122	4,022,399
GeoVision, Inc.(a)	259,000	972,595
Getac Technology Corp.(a)	1,565,292	960,486
Giant Manufacturing Co., Ltd.(a)	681,464	6,577,249
Global Mixed Mode Technology, Inc.	230,685	668,684
Global Unichip Corp.(a)	273,528	725,562
Grand Pacific Petrochemical	3,274,135	1,852,099
Grape King Bio Ltd.(a)	537,988	2,329,734
Great Wall Enterprise Co., Ltd.(a)	2,552,446	2,141,314
Greatek Electronics, Inc.	741,000	980,422
HannStar Display Corp.(a)	2,125,000	465,205
Highwealth Construction Corp.	1,727,395	4,085,242
Hiwin Technologies Corp.(a)	298,393	2,207,670
Holtek Semiconductor, Inc.	1,414,773	2,672,198
Holy Stone Enterprise Co., Ltd.(a)	478,309	683,299
Hota Industrial Manufacturing Co., Ltd.(a)	222,000	441,304
Huaku Development Co., Ltd.	1,419,296	2,903,002
Huang Hsiang Construction Corp.	1,696,448	2,399,100
Ichia Technologies, Inc.(a)	155,000	153,316
IEI Integration Corp.(a)	1,647,620	2,843,448
Inventec Corp.	15,635,992	11,318,479
ITEQ Corp.	1,327,657	1,054,403
Jentech Precision Industrial Co., Ltd.(a)	337,283	772,873
Johnson Health Tech Co., Ltd.	176,000	489,358
KEE TAI Properties Co., Ltd.	3,091,999	1,946,704
Kenda Rubber Industrial Co., Ltd.(a)	1,185,517	2,322,537
King Slide Works Co., Ltd.(a)	187,004	2,820,898
King Yuan Electronics Co., Ltd.	5,112,960	4,648,888
King’s Town Bank Co., Ltd.(a)	1,820,000	1,742,058
Kingdom Construction Corp.(a)	1,412,187	1,284,012
Kinik Co.	376,495	802,564
Kinsus Interconnect Technology Corp.(a)	928,368	$2,981,815
Kung Long Batteries Industrial Co., Ltd.(a)	155,000	562,240
Kuoyang Construction Co., Ltd.	835,000	369,599
LCY Chemical Corp.(a)	1,695,000	904,650
Lelon Electronics Corp.	389,000	522,148
Lextar Electronics Corp.	1,048,000	944,506
Long Chen Paper Co., Ltd.(a)	809,000	339,992
Lotes Co., Ltd.(a)	284,233	1,262,652
Lumax International Corp., Ltd.(a)	346,773	683,793
Makalot Industrial Co., Ltd.(a)	779,167	5,602,831
Masterlink Securities Corp.	2,551,000	856,040
Mercuries & Associates Holding Ltd.	1,482,362	1,099,099
Merida Industry Co., Ltd.(a)	784,043	6,164,096
Merry Electronics Co., Ltd.(a)	602,146	1,934,026
Micro-Star International Co., Ltd.	2,866,877	3,403,787
Nak Sealing Technologies Corp.(a)	155,000	510,227
Namchow Chemical Industrial Co., Ltd.	580,086	1,251,384
Nan Kang Rubber Tire Co., Ltd.(a)	754,954	739,512
Neo Solar Power Corp.(a)	164,000	145,184
Nuvoton Technology Corp.(a)	344,632	317,758
OptoTech Corp.(a)	2,210,518	960,788
Oriental Union Chemical Corp.(a)	2,983,767	2,631,894
Posiflex Technology, Inc.	155,000	792,586
Primax Electronics Ltd.(a)	276,000	379,291
Prince Housing & Development Corp.	2,442,460	1,010,862
Promate Electronic Co., Ltd.	153,000	191,922
Promise Technology, Inc.(a)	470,000	523,474
Radiant Opto-Electronics Corp.(a)	1,734,252	5,398,407
Realtek Semiconductor Corp.	1,147,770	3,668,169
Rechi Precision Co., Ltd.(a)	529,612	526,396
Richtek Technology Corp.(a)	395,910	2,169,977
Ruentex Development Co., Ltd.(a)	4,881,537	7,488,456
Ruentex Industries Ltd.(a)	3,593,162	7,866,142
Sampo Corp.	1,894,000	832,295
ScinoPharm Taiwan Ltd.(a)	726,000	1,149,674
SDI Corp.	175,000	255,593
Senao International Co., Ltd.(a)	1,250,599	1,846,522
Sercomm Corp.(a)	725,488	1,565,051
Shin Zu Shing Co., Ltd.	383,580	1,010,131
Shinkong Synthetic Fibers Corp.	5,284,761	1,815,634
Sigurd Microelectronics Corp.	2,304,830	2,220,857
Sinbon Electronics Co., Ltd.	471,000	767,689
Sincere Navigation Corp.	3,319,546	2,636,329
Sitronix Technology Corp.(a)	248,000	903,547
Sonix Technology Co., Ltd.	362,205	567,211
Standard Chemical & Pharmaceutical Co., Ltd.	791,000	970,738
Standard Foods Corp.(a)	812,794	2,093,678
Sunspring Metal Corp.(a)	962,000	1,924,615
Swancor Ind Co., Ltd.(a)	105,000	766,779
Syncmold Enterprise Corp.	378,220	855,800
Synnex Technology International Corp.	6,803,000	9,196,769
Taiflex Scientific Co., Ltd.(a)	698,974	1,072,252
Tainan Spinning Co., Ltd.	4,406,108	2,288,247
Taiwan Cogeneration Corp.(a)	3,569,970	3,091,920

See Notes to Financial Statements.

50	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2015

Investments	Shares	Value
Taiwan Fertilizer Co., Ltd.	984,000	$1,704,468
Taiwan Glass Industry Corp.	2,163,698	1,559,329
Taiwan Hon Chuan Enterprise Co., Ltd.(a)	786,606	1,518,409
Taiwan Paiho Ltd.	470,000	1,134,068
Taiwan PCB Techvest Co., Ltd.	761,302	1,328,446
Taiwan Secom Co., Ltd.	1,092,674	2,950,813
Taiwan Styrene Monomer(a)	1,246,000	591,342
Taiwan Surface Mounting Technology Co., Ltd.	375,506	472,233
Taiwan TEA Corp.(a)	1,199,000	655,254
Teco Electric and Machinery Co., Ltd.	5,215,683	4,967,317
Test Research, Inc.(a)	845,115	1,496,305
Test-Rite International Co., Ltd.	1,623,888	1,076,883
Ton Yi Industrial Corp.(a)	4,851,538	3,380,106
Tong Hsing Electronic Industries Ltd.(a)	398,918	1,376,898
Tong Yang Industry Co., Ltd.(a)	1,157,685	1,354,147
Tong-Tai Machine & Tool Co., Ltd.	470,000	503,947
Topco Scientific Co., Ltd.	569,320	1,126,267
Transcend Information, Inc.	1,276,479	4,528,257
Tripod Technology Corp.	1,300,928	2,619,318
TSRC Corp.(a)	2,027,011	2,166,939
Ttet Union Corp.	160,000	409,076
Tung Ho Steel Enterprise Corp.(a)	5,191,153	3,931,938
TXC Corp.(a)	1,638,549	2,097,280
U-Ming Marine Transport Corp.(a)	2,668,420	3,948,477
Unimicron Technology Corp.	1,972,141	1,279,465
United Integrated Services Co., Ltd.(a)	2,341,461	2,484,388
Universal Cement Corp.	375,000	353,547
USI Corp.	2,113,678	1,094,330
Visual Photonics Epitaxy Co., Ltd.	797,000	998,479
Vivotek, Inc.(a)	411,000	1,257,037
Voltronic Power Technology Corp.(a)	86,000	853,404
Wah Lee Industrial Corp.	1,040,325	1,821,982
Wan Hai Lines Ltd.	4,005,000	4,940,652
Wei Chuan Foods Corp.(a)	882,396	706,424
Wistron Corp.	8,561,257	7,278,026
Wistron NeWeb Corp.	1,517,752	3,487,580
Wowprime Corp.(a)	154,833	1,232,132
WPG Holdings Ltd.	6,893,759	8,878,827
WT Microelectronics Co., Ltd.	2,315,739	3,578,331
Yageo Corp.	138,000	284,468
YC Co., Ltd.(a)	1,412,995	690,918
YC INOX Co., Ltd.(a)	1,531,000	1,181,644
YFY, Inc.	2,163,000	871,007
Young Optics, Inc.	157,759	313,098
YungShin Global Holding Corp.	376,000	658,511
Yungtay Engineering Co., Ltd.(a)	978,790	2,274,146
Zinwell Corp.(a)	2,042,186	2,101,578

Total Taiwan		385,141,233
Thailand – 10.5%
Amata Corp. PCL	2,537,575	1,263,329
AP Thailand PCL	8,538,666	1,889,318
Bangchak Petroleum PCL (The)	5,618,439	5,568,367
Bangkok Chain Hospital PCL NVDR(a)	6,275,265	1,542,782
Bangkok Expressway PCL	4,288,005	$5,139,281
Bangkok Land PCL NVDR	63,431,514	2,924,010
Bumrungrad Hospital PCL	1,326,965	6,198,484
CH Karnchang PCL NVDR	3,599,725	2,743,490
Delta Electronics Thailand PCL	4,408,051	10,193,787
Electricity Generating PCL	1,635,491	7,614,532
Hana Microelectronics PCL	2,621,647	3,544,944
IRPC PCL NVDR	40,708,200	5,379,387
Jasmine International PCL	11,126,896	1,966,185
Kiatnakin Bank PCL	3,126,223	3,746,856
Kiatnakin Bank PCL NVDR(a)	1,483,706	1,778,259
LPN Development PCL	2,455,802	1,267,900
LPN Development PCL NVDR(a)	3,263,318	1,684,811
Major Cineplex Group PCL	4,860,469	4,891,836
MCOT PCL	4,070,874	1,801,493
MK Restaurants Group PCL NVDR(a)	1,008,000	1,781,192
Pruksa Real Estate PCL	5,049,841	4,500,473
Quality Houses PCL NVDR	37,928,352	4,405,936
Ratchaburi Electricity Generating Holding PCL	2,982,390	5,613,749
Ratchaburi Electricity Generating Holding PCL NVDR(a)	714,500	1,344,902
Robinson Department Store PCL	1,036,733	1,513,362
Samart Corp. PCL(a)	3,083,000	2,842,348
Samart Telcoms PCL NVDR(a)	3,107,424	2,387,388
Sansiri PCL	54,933,724	3,123,153
Somboon Advance Technology PCL NVDR(a)	1,925,096	1,147,722
Sri Trang Agro-Industry PCL NVDR	6,459,160	2,381,989
Sriracha Construction PCL NVDR	1,612,144	1,535,847
Srithai Superware PCL Class C NVDR(a)	14,354,260	1,120,462
Supalai PCL	6,268,727	4,141,906
Thai Union Frozen Products PCL NVDR	12,630,320	7,801,765
Thai Vegetable Oil PCL(a)	6,333,348	4,204,066
Thaicom PCL NVDR	1,764,200	1,884,018
Thanachart Capital PCL	5,896,466	6,296,933
TICON Industrial Connection PCL NVDR(a)	5,663,115	2,627,936
Tisco Financial Group PCL	1,584,775	2,228,133
Tisco Financial Group PCL NVDR	2,560,757	3,600,327
TPI Polene PCL NVDR(a)	28,781,210	2,529,633
TTW PCL	17,921,124	6,278,452
VGI Global Media PCL NVDR(a)	12,586,900	2,108,132

Total Thailand		148,538,875
Turkey – 5.7%
Alarko Holding A/S	293,430	420,396
Anadolu Cam Sanayii AS(a)	791,799	542,808
Anadolu Isuzu Otomotiv Sanayi Ve Ticaret AS Class C(a)	248,538	2,105,849
Aselsan Elektronik Sanayi ve Ticaret AS(a)	460,989	2,183,772
Bizim Toptan Satis Magazalari AS	55,304	325,881
Borusan Mannesmann Boru Sanayi ve Ticaret AS	347,732	940,142
Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	1,203,188	4,295,611
Cimsa Cimento Sanayi ve Ticaret AS	885,339	5,216,902
Dogus Otomotiv Servis ve Ticaret AS	1,894,632	10,033,195

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	51

Schedule of Investments (concluded)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2015

Investments	Shares	Value
Goodyear Lastikleri TAS	51,173	$1,351,014
Gubre Fabrikalari TAS	1,105,886	2,725,850
Is Gayrimenkul Yatirim Ortakligi AS(a)	941,792	591,227
Koza Altin Isletmeleri AS(a)	599,943	6,504,292
Otokar Otomotiv ve Savunma Sanayi AS	122,980	4,546,921
Park Elektrik Uretim Madencilik Sanayi ve Ticaret AS	1,268,037	1,679,972
Saf Gayrimenkul Yatirim Ortakligi AS	6,026,842	2,437,198
Soda Sanayii AS	1,142,074	2,533,544
TAV Havalimanlari Holding AS	873,204	7,314,534
Teknosa Ic Ve Dis Ticaret AS(a)	467,702	1,388,786
Torunlar Gayrimenkul Yatirim Ortakligi AS	1,127,270	1,697,526
Trakya Cam Sanayii AS	956,262	1,086,452
Tumosan Motor ve Traktor Sanayi AS(a)	271,381	798,518
Turk Traktor ve Ziraat Makineleri AS	268,742	8,011,027
Turkiye Sinai Kalkinma Bankasi AS	1,719,118	1,317,560
Turkiye Sise ve Cam Fabrikalari AS	2,096,576	2,591,955
Ulker Biskuvi Sanayi AS	816,601	6,132,763
Vestel Beyaz Esya Sanayi ve Ticaret AS	291,937	1,596,574

Total Turkey		80,370,269
TOTAL COMMON STOCKS (Cost: $1,300,759,727)		1,392,071,198
WARRANTS – 0.0%
Malaysia – 0.0%
Mah Sing Group Bhd, expiring 2/21/20*	535,297	28,908
Thailand – 0.0%
Samart Corp. PCL, expiring 2/19/18*(a)	648,000	50,183
TOTAL WARRANTS (Cost: $0)		79,091
EXCHANGE-TRADED FUNDS AND NOTES – 1.0%
United States – 1.0%
iPath MSCI India Index ETN*(a)	192,369	14,258,390
WisdomTree Emerging Markets Equity Income Fund(a)(b)	2,715	115,388
TOTAL EXCHANGE-TRADED FUNDS AND NOTES (Cost: $12,963,822)		14,373,778
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 5.1%
United States – 5.1%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c)
(Cost: $72,570,143)(d)	72,570,143	72,570,143
TOTAL INVESTMENTS IN SECURITIES – 104.6% (Cost: $1,386,293,692)		1,479,094,210
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (4.6)%		(65,425,000)

NET ASSETS – 100.0%		$1,413,669,210
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Affiliated company (See Note 8).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $117,165,822 and the total market value of the collateral held by the Fund was $124,935,910. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $52,365,767. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

ETN – Exchange-Traded Note

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

52	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments

WisdomTree Global Equity Income Fund (DEW)

March 31, 2015

Investments	Shares	Value

COMMON STOCKS – 99.3%
Australia – 8.5%
Amcor Ltd.	10,830	$116,161
AMP Ltd.	17,729	87,224
ASX Ltd.(a)	3,370	106,610
Aurizon Holdings Ltd.	23,090	85,552
Australia & New Zealand Banking Group Ltd.	31,158	872,148
BHP Billiton Ltd.	24,050	570,114
Boral Ltd.	11,752	57,279
Brambles Ltd.	12,031	105,881
Commonwealth Bank of Australia	18,015	1,285,423
Crown Resorts Ltd.	8,477	86,584
Flight Centre Travel Group Ltd.(a)	1,287	38,984
Fortescue Metals Group Ltd.(a)	52,354	78,392
Harvey Norman Holdings Ltd.	12,793	43,491
Incitec Pivot Ltd.(a)	31,112	96,736
Insurance Australia Group Ltd.(a)	26,097	121,614
Leighton Holdings Ltd.(a)	4,100	66,246
Lend Lease Group	3,057	38,861
Macquarie Group Ltd.	3,478	203,714
Metcash Ltd.(a)	32,055	37,957
National Australia Bank Ltd.	28,461	838,184
Orica Ltd.(a)	6,339	96,902
Origin Energy Ltd.	7,925	68,474
Platinum Asset Management Ltd.(a)	9,844	58,809
Rio Tinto Ltd.(a)	5,058	221,140
Sonic Healthcare Ltd.(a)	5,262	82,167
Suncorp Group Ltd.	12,960	133,661
Tabcorp Holdings Ltd.	11,775	42,639
Tatts Group Ltd.	28,971	88,087
Telstra Corp., Ltd.	181,263	873,783
Toll Holdings Ltd.	10,697	72,404
Wesfarmers Ltd.	14,505	487,125
Westpac Banking Corp.	36,846	1,108,488
Woodside Petroleum Ltd.	6,545	172,602
Woolworths Ltd.(a)	10,807	243,470

Total Australia		8,686,906
Austria – 0.2%
Oesterreichische Post AG	1,401	68,914
OMV AG	2,371	65,087
UNIQA Insurance Group AG	1,828	16,533
Verbund AG(a)	2,859	47,839
Voestalpine AG	1,111	40,683

Total Austria		239,056
Belgium – 0.3%
Ageas	1,252	44,918
Belgacom S.A.	5,137	179,721
Elia System Operator S.A./N.V.	1,345	56,596
N.V. Bekaert S.A.	484	13,050

Total Belgium		294,285
Brazil – 2.0%
Ambev S.A.	96,558	557,396
Arteris S.A.	5,769	13,538

Banco do Brasil S.A.	21,111	151,326
Banco Santander Brasil S.A.	10,672	46,981
BB Seguridade Participacoes S.A.	8,847	90,792
CCR S.A.	16,201	82,624
Centrais Eletricas Brasileiras S.A.	18,310	32,998
CETIP S.A. – Mercados Organizados	2,864	28,540
Cia de Saneamento Basico do Estado de Sao Paulo	8,658	47,975
Cia Energetica de Minas Gerais	7,919	31,814
Cia Siderurgica Nacional S.A.	12,972	22,039
Cielo S.A.	9,303	132,991
CPFL Energia S.A.	276	1,767
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	7,247	30,044
Duratex S.A.	11,906	32,409
EcoRodovias Infraestrutura e Logistica S.A.	15,081	42,420
Gerdau S.A.	13,701	33,651
Grendene S.A.	5,068	25,926
Itau Unibanco Holding S.A.	13,622	137,153
Porto Seguro S.A.	6,666	74,563
Souza Cruz S.A.	9,380	74,545
Telefonica Brasil S.A.	1,265	16,121
Tractebel Energia S.A.	3,864	42,677
Transmissora Alianca de Energia Eletrica S.A.	11,831	77,514
Vale S.A.	43,303	243,064

Total Brazil		2,070,868
Canada – 4.3%
Agrium, Inc.(a)	323	33,664
ARC Resources Ltd.(a)	2,207	37,919
Bank of Montreal(a)	4,572	273,995
Bank of Nova Scotia (The)	7,454	373,965
BCE, Inc.(a)	5,816	246,233
Bonavista Energy Corp.(a)	6,408	32,280
Canadian Imperial Bank of Commerce(a)	2,585	187,410
Canadian Oil Sands Ltd.	10,387	80,783
Cenovus Energy, Inc.	5,079	85,619
CI Financial Corp.(a)	3,148	88,015
Crescent Point Energy Corp.(a)	3,425	76,370
Emera, Inc.	1,629	52,992
Ensign Energy Services, Inc.	3,395	26,619
First Capital Realty, Inc.(a)	2,066	32,185
Fortis, Inc.(a)	2,740	83,466
Great-West Lifeco, Inc.(a)	5,968	172,561
Husky Energy, Inc.	7,822	159,652
IGM Financial, Inc.(a)	2,262	80,389
Inter Pipeline Ltd.(a)	1,304	33,606
Mullen Group Ltd.(a)	1,403	22,255
National Bank of Canada(a)	1,951	71,231
Pembina Pipeline Corp.(a)	3,302	104,340
Potash Corp. of Saskatchewan, Inc.	5,032	162,224
Power Corp. of Canada	1,867	49,413
Power Financial Corp.(a)	4,930	145,934
Rogers Communications, Inc. Class B	3,048	102,041
Royal Bank of Canada	9,267	557,849
Shaw Communications, Inc. Class B(a)	3,885	87,179

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	53

Schedule of Investments (continued)

WisdomTree Global Equity Income Fund (DEW)

March 31, 2015

Investments	Shares	Value

Sun Life Financial, Inc.	4,925	$151,775
Teck Resources Ltd. Class B	2,165	29,710
TELUS Corp.	2,997	99,553
Toronto-Dominion Bank (The)	8,138	348,331
TransAlta Corp.(a)	1,017	9,435
TransCanada Corp.(a)	5,018	214,587
Veresen, Inc.(a)	1,220	16,068
Vermilion Energy, Inc.(a)	1,468	61,722
Whitecap Resources, Inc.(a)	3,152	35,738

Total Canada		4,427,108
Chile – 0.3%
AES Gener S.A.	146,849	80,119
Banco de Chile	526,195	59,077
Banco de Credito e Inversiones	557	24,942
Corpbanca S.A.	5,119,953	54,238
Enersis S.A.	409,569	134,237

Total Chile		352,613
China – 6.6%
Agricultural Bank of China Ltd. Class H	252,074	124,849
Bank of China Ltd. Class H	755,366	436,478
Bank of Communications Co., Ltd. Class H	254,125	217,970
BOC Hong Kong Holdings Ltd.	85,500	304,922
China Communications Services Corp., Ltd. Class H	92,206	40,911
China Construction Bank Corp. Class H	2,168,536	1,801,275
China Machinery Engineering Corp. Class H	51,407	51,984
China Merchants Bank Co., Ltd. Class H	38,527	94,118
China Merchants Holdings International Co., Ltd.	13,636	53,379
China Mobile Ltd.	125,448	1,637,464
China Petroleum & Chemical Corp. Class H	254,000	202,137
China Resources Power Holdings Co., Ltd.	29,575	74,233
China Shenhua Energy Co., Ltd. Class H	24,500	62,569
China South City Holdings Ltd.(a)	41,610	13,632
Chongqing Rural Commercial Bank Co., Ltd. Class H	47,926	31,093
CNOOC Ltd.	366,415	517,978
Franshion Properties China Ltd.	173,447	52,573
Great Wall Motor Co., Ltd. Class H	5,199	36,747
Huaneng Power International, Inc. Class H	30,137	35,684
Huishang Bank Corp., Ltd. Class H(a)	80,825	36,383
Industrial & Commercial Bank of China Ltd. Class H	739,000	545,215
PetroChina Co., Ltd. Class H	140,000	154,933
Shanghai Industrial Holdings Ltd.	17,316	53,379
Sino-Ocean Land Holdings Ltd.	79,775	48,258
Sun Art Retail Group Ltd.(a)	60,036	52,269
Yuexiu Property Co., Ltd.	210,811	41,330

Total China		6,721,763
Czech Republic – 0.3%
CEZ AS	5,386	131,725
Komercni Banka AS	472	101,915
O2 Czech Republic AS	3,607	28,834

Total Czech Republic		262,474

Denmark – 0.1%
TDC A/S	15,630	111,900
Finland – 0.9%
Elisa Oyj(a)	4,386	110,227
Fortum Oyj(a)	8,701	182,786
Kemira Oyj	3,093	38,334
Kesko Oyj Class B	1,560	66,632
Neste Oil Oyj(a)	1,593	41,745
Sampo Oyj Class A	5,537	279,616
Stora Enso Oyj Class R(a)	7,068	72,798
UPM-Kymmene Oyj	4,727	91,992

Total Finland		884,130
France – 6.0%
Arkema S.A.	538	42,602
AXA S.A.	16,927	426,402
Bouygues S.A.	1,134	44,503
Casino Guichard Perrachon S.A.	988	87,573
Cie de Saint-Gobain	4,510	198,085
Cie Generale des Etablissements Michelin	1,521	151,283
CNP Assurances	6,072	106,363
Edenred	2,908	72,505
Electricite de France S.A.	13,997	335,832
Eutelsat Communications S.A.	2,229	73,817
GDF Suez	19,814	391,663
Klepierre	3,346	164,192
Lagardere SCA	1,929	57,884
Metropole Television S.A.	2,845	56,986
Neopost S.A.(a)	1,147	63,010
Orange S.A.	33,977	546,092
Rallye S.A.	1,134	42,651
Rubis SCA(a)	939	59,612
Sanofi	7,762	766,364
Schneider Electric SE	3,512	272,896
SCOR SE	3,217	108,541
Societe Television Francaise 1	2,073	36,736
Total S.A.(a)	18,830	935,838
Unibail-Rodamco SE(a)	911	245,631
Veolia Environnement S.A.	6,889	130,330
Vinci S.A.	4,939	282,358
Vivendi S.A.*	15,290	379,746

Total France		6,079,495
Germany – 4.9%
Allianz SE Registered Shares	2,631	457,338
BASF SE	5,094	506,337
Bayerische Motoren Werke AG	3,755	469,627
Daimler AG Registered Shares(a)	7,467	719,595
Deutsche Boerse AG	1,520	124,166
Deutsche Post AG Registered Shares	8,911	278,451
Deutsche Telekom AG Registered Shares	39,477	722,891
E.ON SE	7,889	117,645
Evonik Industries AG	4,304	153,467
Freenet AG	2,303	69,441
MAN SE	722	75,992

See Notes to Financial Statements.

54	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree Global Equity Income Fund (DEW)

March 31, 2015

Investments	Shares	Value

Muenchener Rueckversicherungs – Gesellschaft AG Registered Shares	1,566	$337,638
ProSiebenSat.1 Media AG Registered Shares	855	41,969
RWE AG	5,108	130,457
Siemens AG Registered Shares	6,055	654,859
Suedzucker AG(a)	3,357	41,102
Telefonica Deutschland Holding AG*	11,045	63,772

Total Germany		4,964,747
Hong Kong – 1.2%
China Power International Development Ltd.(a)	41,224	21,588
CLP Holdings Ltd.	14,500	126,708
Hang Lung Properties Ltd.	13,472	37,880
Hang Seng Bank Ltd.	13,300	241,021
Hopewell Holdings Ltd.	21,000	78,821
New World Development Co., Ltd.	26,423	30,639
Power Assets Holdings Ltd.	17,000	173,880
Sino Land Co., Ltd.	48,000	78,256
SJM Holdings Ltd.(a)	54,396	71,143
Sun Hung Kai Properties Ltd.	18,000	277,671
Wharf Holdings Ltd. (The)	10,519	73,468

Total Hong Kong		1,211,075
Hungary – 0.1%
MOL Hungarian Oil & Gas PLC(a)	1,844	80,051
Indonesia – 0.1%
Bank Danamon Indonesia Tbk PT	93,313	36,576
Indocement Tunggal Prakarsa Tbk PT	32,045	53,735
Perusahaan Gas Negara Persero Tbk PT	179,600	65,933

Total Indonesia		156,244
Ireland – 0.1%
CRH PLC	4,521	117,450
Israel – 0.1%
Bezeq Israeli Telecommunication Corp., Ltd.	47,156	87,987
Gazit-Globe Ltd.	3,824	47,311

Total Israel		135,298
Italy – 1.8%
A2A SpA	54,805	56,948
ACEA SpA	1,872	24,026
Atlantia SpA	6,941	182,266
Enel SpA	60,111	271,923
Eni SpA	33,434	579,198
GTECH SpA(a)	1,705	33,785
Hera SpA	27,110	63,648
Mediolanum SpA(a)	6,963	56,199
Pirelli & C. SpA	3,929	65,237
Snam SpA	43,733	212,301
Societa Iniziative Autostradali e Servizi SpA	6,274	72,908
Telecom Italia SpA RSP	49,096	46,138
Terna Rete Elettrica Nazionale SpA	21,652	95,342
Tod’s SpA(a)	466	42,291

Total Italy		1,802,210

Japan – 2.6%
Aozora Bank Ltd.(a)	23,331	82,877
Canon, Inc.	2,800	99,182
Chugoku Electric Power Co., Inc. (The)(a)	6,136	80,125
Dai Nippon Printing Co., Ltd.(a)	11,255	109,617
Daihatsu Motor Co., Ltd.(a)	6,587	100,954
Daiichi Sankyo Co., Ltd.(a)	2,375	37,766
Daiwa Securities Group, Inc.	14,601	115,176
Eisai Co., Ltd.(a)	1,900	135,222
ITOCHU Corp.(a)	14,742	159,989
Kobe Steel Ltd.(a)	36,173	66,962
Marubeni Corp.(a)	20,569	119,375
Matsui Securities Co., Ltd.(a)	5,132	46,730
Mitsubishi Corp.(a)	13,458	271,629
Mitsui & Co., Ltd.	15,958	214,503
Mizuho Financial Group, Inc.	106,100	186,764
NTT DOCOMO, Inc.(a)	18,800	326,933
Sankyo Co., Ltd.(a)	1,535	54,719
Sekisui House Ltd.	8,267	120,326
Showa Shell Sekiyu K.K.	3,970	36,348
Sumitomo Corp.(a)	11,186	119,905
Takeda Pharmaceutical Co., Ltd.(a)	2,300	115,053

Total Japan		2,600,155
Malaysia – 1.1%
Affin Holdings Bhd	12,993	10,349
Axiata Group Bhd	56,901	108,778
British American Tobacco Malaysia Bhd	5,600	103,820
DiGi.Com Bhd	86,000	146,294
Felda Global Ventures Holdings Bhd	73,679	43,171
IOI Corp. Bhd	42,381	52,526
Malayan Banking Bhd	92,500	233,030
Maxis Bhd	72,200	140,170
Sime Darby Bhd	25,402	63,582
SP Setia Bhd Group	16,192	15,127
Telekom Malaysia Bhd	26,000	51,038
YTL Corp. Bhd	146,359	65,997
YTL Power International Bhd	105,251	42,629

Total Malaysia		1,076,511
Mexico – 0.1%
Grupo Sanborns S.A.B. de C.V.(a)	20,077	32,868
Infraestructura Energetica Nova S.A.B. de C.V.	5,455	29,806
Kimberly-Clark de Mexico S.A.B. de C.V. Class A(a)	28,926	60,722

Total Mexico		123,396
Netherlands – 1.0%
Aegon N.V.	9,872	77,918
Delta Lloyd N.V.	4,571	86,108
Koninklijke Ahold N.V.	5,818	114,661
Koninklijke Philips N.V.	6,995	198,521
Reed Elsevier N.V.	6,318	157,356
Unilever N.V. CVA	10,068	420,789

Total Netherlands		1,055,353

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	55

Schedule of Investments (continued)

WisdomTree Global Equity Income Fund (DEW)

March 31, 2015

Investments	Shares	Value

New Zealand – 0.2%
Contact Energy Ltd.	9,213	$41,315
Fletcher Building Ltd.	6,652	42,002
Spark New Zealand Ltd.	40,064	89,531
Vector Ltd.	16,424	37,934

Total New Zealand		210,782
Norway – 1.2%
Gjensidige Forsikring ASA	5,620	97,071
Marine Harvest ASA	4,840	55,582
Orkla ASA	6,249	47,260
Statoil ASA	32,088	568,571
Telenor ASA	11,873	239,991
TGS Nopec Geophysical Co. ASA	2,280	50,584
Yara International ASA	2,354	119,758

Total Norway		1,178,817
Philippines – 0.3%
Aboitiz Equity Ventures, Inc.	23,534	30,536
Aboitiz Power Corp.	61,000	60,727
Globe Telecom, Inc.	879	39,604
Philippine Long Distance Telephone Co.	2,155	137,689
Semirara Mining and Power Co.	11,250	42,030

Total Philippines		310,586
Poland – 0.5%
Bank Pekao S.A.	415	20,118
Enea S.A.	2,182	9,507
KGHM Polska Miedz S.A.	2,123	67,192
Orange Polska S.A.	32,859	82,592
PGE Polska Grupa Energetyczna S.A.	25,560	140,491
Polski Koncern Naftowy Orlen S.A.	4,051	63,305
Powszechny Zaklad Ubezpieczen S.A.	959	123,685
Tauron Polska Energia S.A.	24,471	28,463

Total Poland		535,353
Portugal – 0.2%
EDP-Energias de Portugal S.A.	39,500	147,844
Jeronimo Martins, SGPS, S.A.	4,192	52,676
Portucel S.A.	11,904	53,300

Total Portugal		253,820
Russia – 2.5%
Gazprom Neft OAO ADR	6,415	85,319
Gazprom OAO ADR	121,205	576,208
Lukoil OAO ADR	10,302	477,189
MegaFon OAO GDR Reg S	5,504	88,064
MMC Norilsk Nickel OJSC ADR	20,975	372,621
Mobile Telesystems OJSC ADR	13,980	141,198
Rosneft OAO GDR Reg S	82,773	356,338
Sberbank of Russia ADR	46,065	202,410
Sistema JSFC GDR Reg S	15,923	117,830
Tatneft OAO ADR	2,899	86,361

Total Russia		2,503,538
Singapore – 1.4%
DBS Group Holdings Ltd.	12,500	185,536

Keppel Corp., Ltd.(a)	14,300	93,825
Oversea-Chinese Banking Corp., Ltd.	11,617	89,518
SATS Ltd.	8,820	19,804
Sembcorp Industries Ltd.	17,832	54,860
Sembcorp Marine Ltd.(a)	24,120	51,345
SIA Engineering Co., Ltd.(a)	18,000	52,621
Singapore Airlines Ltd.	9,703	84,531
Singapore Exchange Ltd.	5,282	31,345
Singapore Press Holdings Ltd.(a)	31,500	96,220
Singapore Technologies Engineering Ltd.(a)	32,500	82,452
Singapore Telecommunications Ltd.	137,000	437,457
StarHub Ltd.(a)	21,500	68,182
United Overseas Bank Ltd.	3,929	65,880

Total Singapore		1,413,576
South Africa – 1.5%
African Rainbow Minerals Ltd.	5,791	47,260
Assore Ltd.(a)	3,398	37,300
AVI Ltd.	6,779	46,186
Barclays Africa Group Ltd.	4,889	74,649
FirstRand Ltd.	30,780	141,855
Foschini Group Ltd. (The)	4,491	66,930
Kumba Iron Ore Ltd.(a)	8,695	111,950
Liberty Holdings Ltd.(a)	2,015	27,914
Massmart Holdings Ltd.	3,155	39,059
MTN Group Ltd.	15,542	262,962
Nedbank Group Ltd.(a)	4,466	87,645
RMB Holdings Ltd.	10,361	59,757
Sanlam Ltd.	22,171	143,406
Sasol Ltd.	5,600	190,501
Tsogo Sun Holdings Ltd.	10,824	24,656
Vodacom Group Ltd.(a)	11,010	120,575

Total South Africa		1,482,605
South Korea – 0.4%
GS Holdings Corp.	1,356	52,434
KT&G Corp.	909	72,674
SK Innovation Co., Ltd.	1,053	90,546
SK Telecom Co., Ltd.	655	160,879

Total South Korea		376,533
Spain – 3.3%
Abertis Infraestructuras S.A.	8,980	162,365
ACS Actividades de Construccion y Servicios S.A.	2,698	95,622
Banco Bilbao Vizcaya Argentaria S.A.	19,496	196,991
Banco Santander S.A.	160,330	1,208,288
CaixaBank S.A.	44,527	211,133
Enagas S.A.	1,961	56,086
Endesa S.A.	4,945	95,597
Ferrovial S.A.	7,374	156,810
Gas Natural SDG S.A.	8,389	188,440
Mapfre S.A.	27,561	100,612
Red Electrica Corp. S.A.	1,083	88,096
Repsol S.A.	9,107	169,552
Tecnicas Reunidas S.A.	462	19,401
Telefonica S.A.	41,456	590,385

Total Spain		3,339,378

See Notes to Financial Statements.

56	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree Global Equity Income Fund (DEW)

March 31, 2015

Investments	Shares	Value

Sweden – 2.4%
Axfood AB(a)	954	$50,388
Electrolux AB Series B(a)	2,488	71,316
Hennes & Mauritz AB Class B	11,259	456,284
ICA Gruppen AB	1,611	54,005
Nordea Bank AB	27,739	338,694
Securitas AB Class B	2,560	36,720
Skandinaviska Enskilda Banken AB Class A	17,622	206,175
Skanska AB Class B	6,800	152,494
Svenska Handelsbanken AB Class A	4,710	212,615
Swedbank AB Class A(a)	8,734	208,728
Tele2 AB Class B	7,507	89,746
Telefonaktiebolaget LM Ericsson Class B	19,710	247,745
TeliaSonera AB	24,284	154,308
Volvo AB Class B	14,133	170,926

Total Sweden		2,450,144
Switzerland – 3.5%
ABB Ltd. Registered Shares*	7,206	153,052
Adecco S.A. Registered Shares*	895	74,637
Kuehne + Nagel International AG Registered Shares	850	126,454
Nestle S.A. Registered Shares	18,242	1,378,527
SGS S.A. Registered Shares	69	132,132
STMicroelectronics N.V.	12,326	115,039
Swiss Re AG	4,290	415,617
Swisscom AG Registered Shares	553	321,393
Syngenta AG Registered Shares	854	290,763
Transocean Ltd.(a)	8,595	124,417
Zurich Insurance Group AG*	1,202	407,514

Total Switzerland		3,539,545
Taiwan – 1.6%
Advanced Semiconductor Engineering, Inc.	59,108	79,812
Asia Cement Corp.	84,514	106,284
Asustek Computer, Inc.	9,486	95,497
Cheng Shin Rubber Industry Co., Ltd.	24,197	55,601
Chicony Electronics Co., Ltd.	5,662	15,888
Far Eastern New Century Corp.	93,877	96,907
Formosa Petrochemical Corp.	68,267	149,450
Fubon Financial Holding Co., Ltd.	12,195	21,903
Inventec Corp.	60,841	44,041
Lite-On Technology Corp.	31,178	40,405
MediaTek, Inc.	10,389	140,612
Mega Financial Holding Co., Ltd.	96,611	80,123
Novatek Microelectronics Corp.	5,141	26,617
Pegatron Corp.	16,680	45,152
Pou Chen Corp.	41,000	57,392
Quanta Computer, Inc.	52,210	126,145
Ruentex Industries Ltd.	9,828	21,515
Siliconware Precision Industries Co., Ltd.	41,000	68,268
Synnex Technology International Corp.	58,000	78,408
Taiwan Cement Corp.	66,000	93,020
Taiwan Mobile Co., Ltd.	23,800	83,289
Wistron Corp.	19,377	16,473
WPG Holdings Ltd.	29,232	37,649

Yulon Nissan Motor Co., Ltd.	3,104	30,058

Total Taiwan		1,610,509
Thailand – 1.0%
Advanced Info Service PCL	28,941	210,787
Banpu PCL NVDR	89,191	80,858
BEC World PCL NVDR	16,189	20,398
Electricity Generating PCL NVDR	2,864	13,334
Intouch Holdings PCL NVDR	25,271	59,993
Krung Thai Bank PCL NVDR	36,600	25,645
PTT Exploration & Production PCL NVDR	44,689	149,696
PTT Global Chemical PCL NVDR	57,036	91,584
PTT PCL NVDR	21,600	214,407
Ratchaburi Electricity Generating Holding PCL NVDR	15,128	28,475
Thai Oil PCL NVDR	47,612	76,086

Total Thailand		971,263
Turkey – 0.2%
Arcelik AS	7,236	41,802
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	60,477	68,711
Eregli Demir ve Celik Fabrikalari TAS	33,703	52,440
TAV Havalimanlari Holding AS	2,459	20,598
Tofas Turk Otomobil Fabrikasi AS	6,406	38,858

Total Turkey		222,409
United Kingdom – 14.1%
Aberdeen Asset Management PLC	12,842	87,618
Amec Foster Wheeler PLC	2,123	28,538
Anglo American PLC	11,244	168,920
Antofagasta PLC	20,801	226,189
Ashmore Group PLC(a)	3,697	15,614
AstraZeneca PLC	9,625	661,049
Aviva PLC	25,094	201,161
BAE Systems PLC	31,891	247,837
Balfour Beatty PLC	10,972	39,107
Berkeley Group Holdings PLC	1,813	71,026
BHP Billiton PLC	22,461	491,315
BP PLC	228,505	1,481,356
British American Tobacco PLC	15,739	815,073
British Land Co. PLC (The)	11,078	136,907
BT Group PLC	47,715	310,248
Carillion PLC(a)	3,169	15,379
Centrica PLC	62,789	235,822
Cobham PLC	4,865	21,970
Croda International PLC	1,500	60,991
DS Smith PLC	6,499	33,304
G4S PLC	5,908	25,943
GlaxoSmithKline PLC	52,303	1,200,374
Hargreaves Lansdown PLC	1,875	32,065
HSBC Holdings PLC	131,119	1,117,270
ICAP PLC	10,134	79,282
IG Group Holdings PLC	6,335	66,677
IMI PLC	1,160	21,956
Imperial Tobacco Group PLC	8,669	381,313
Inmarsat PLC	7,861	108,003

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	57

Schedule of Investments (continued)

WisdomTree Global Equity Income Fund (DEW)

March 31, 2015

Investments	Shares	Value

J Sainsbury PLC	13,144	$50,576
Kingfisher PLC	16,013	90,474
Legal & General Group PLC	65,273	269,957
Man Group PLC	23,858	72,180
Marks & Spencer Group PLC	14,067	111,721
Melrose Industries PLC	6,443	26,542
Mondi PLC	1,593	30,695
National Grid PLC	35,447	455,015
Old Mutual PLC	34,395	113,403
Pearson PLC	5,670	122,132
Pennon Group PLC	3,964	48,606
Persimmon PLC*	2,124	52,436
Rexam PLC	5,346	45,950
Rio Tinto PLC	9,347	384,633
Royal Dutch Shell PLC Class A	34,608	1,031,622
Sage Group PLC (The)	7,697	53,326
Segro PLC	18,543	114,761
Severn Trent PLC	3,121	95,396
Sky PLC	12,200	179,841
Smiths Group PLC	1,539	25,542
SSE PLC	10,871	241,747
Standard Chartered PLC	11,852	192,394
Standard Life PLC	21,631	152,722
TalkTalk Telecom Group PLC(a)	9,064	46,300
Tate & Lyle PLC	4,764	42,256
Unilever PLC	8,882	371,167
United Utilities Group PLC	9,735	134,834
Vodafone Group PLC	389,567	1,274,890
William Hill PLC	4,575	25,190
WM Morrison Supermarkets PLC	47,441	136,275

Total United Kingdom		14,374,890
United States – 22.4%
AGL Resources, Inc.	1,738	86,292
Alliant Energy Corp.	184	11,592
Altria Group, Inc.	16,544	827,531
Ameren Corp.(a)	2,760	116,472
American Campus Communities, Inc.	364	15,605
American Eagle Outfitters, Inc.(a)	834	14,245
American Electric Power Co., Inc.(a)	4,940	277,875
AT&T, Inc.(a)	45,571	1,487,893
AvalonBay Communities, Inc.(a)	437	76,147
CA, Inc.(a)	2,364	77,090
Cablevision Systems Corp. Class A(a)	3,109	56,895
CBL & Associates Properties, Inc.	707	13,999
CenterPoint Energy, Inc.(a)	2,346	47,882
CenturyLink, Inc.(a)	7,602	262,649
Chevron Corp.	12,382	1,299,862
Cincinnati Financial Corp.(a)	1,873	99,793
CME Group, Inc.(a)	1,942	183,927
Coach, Inc.(a)	1,776	73,580
ConAgra Foods, Inc.(a)	1,383	50,521
ConocoPhillips	9,613	598,505
Consolidated Edison, Inc.	2,458	149,938
CVR Energy, Inc.(a)	1,155	49,157

Darden Restaurants, Inc.(a)	380	26,349
Diamond Offshore Drilling, Inc.(a)	2,964	79,406
Diebold, Inc.(a)	848	30,070
Digital Realty Trust, Inc.(a)	834	55,011
Dominion Resources, Inc.(a)	3,733	264,558
DTE Energy Co.	1,369	110,465
Duke Energy Corp.	5,169	396,876
Eli Lilly & Co.	7,468	542,550
Entergy Corp.	1,267	98,180
Equity One, Inc.	467	12,464
Equity Residential	950	73,967
Eversource Energy(a)	1,288	65,070
Exelon Corp.(a)	6,638	223,103
FirstEnergy Corp.(a)	1,022	35,831
Ford Motor Co.(a)	21,297	343,734
Freeport-McMoRan, Inc.(a)	7,119	134,905
Frontier Communications Corp.(a)	18,297	128,994
General Electric Co.(a)	56,752	1,408,017
General Mills, Inc.(a)	2,548	144,217
Great Plains Energy, Inc.(a)	3,021	80,600
Hancock Holding Co.(a)	2,401	71,694
Hawaiian Electric Industries, Inc.	2,303	73,972
HCP, Inc.(a)	2,878	124,358
Health Care REIT, Inc.(a)	2,690	208,098
HollyFrontier Corp.(a)	3,329	134,059
Hospitality Properties Trust	3,193	105,337
Integrys Energy Group, Inc.(a)	1,445	104,069
Kimberly-Clark Corp.	1,105	118,357
Kimco Realty Corp.(a)	5,098	136,881
Kinder Morgan, Inc.(a)	8,349	351,159
Kraft Foods Group, Inc.(a)	2,973	258,993
Leggett & Platt, Inc.(a)	3,225	148,640
Leidos Holdings, Inc.(a)	299	12,546
Lexington Realty Trust(a)	2,052	20,171
Liberty Property Trust	1,106	39,484
Lockheed Martin Corp.(a)	2,543	516,127
Lorillard, Inc.	3,434	224,412
Macerich Co. (The)(a)	1,607	135,518
Mattel, Inc.(a)	2,038	46,568
Maxim Integrated Products, Inc.	1,679	58,446
McDonald’s Corp.	5,232	509,806
Medical Properties Trust, Inc.(a)	808	11,910
Merck & Co., Inc.	16,839	967,906
Microchip Technology, Inc.(a)	616	30,122
New York Community Bancorp, Inc.(a)	5,491	91,864
NextEra Energy, Inc.(a)	1,676	174,388
Old Republic International Corp.(a)	3,645	54,456
Paychex, Inc.(a)	4,650	230,710
PBF Energy, Inc. Class A(a)	896	30,392
Pepco Holdings, Inc.	3,039	81,536
Pfizer, Inc.(a)	41,650	1,449,003
PG&E Corp.	2,433	129,119
Philip Morris International, Inc.	12,044	907,275
Piedmont Natural Gas Co., Inc.	1,240	45,768

See Notes to Financial Statements.

58	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (concluded)

WisdomTree Global Equity Income Fund (DEW)

March 31, 2015

Investments	Shares	Value

Pinnacle West Capital Corp.(a)	1,198	$76,372
Plum Creek Timber Co., Inc.(a)	1,904	82,729
PPL Corp.(a)	5,042	169,714
Prologis, Inc.(a)	1,893	82,459
Public Service Enterprise Group, Inc.(a)	3,920	164,326
Public Storage	611	120,453
R.R. Donnelley & Sons Co.(a)	3,014	57,839
Rayonier, Inc.(a)	1,033	27,850
Realty Income Corp.(a)	1,178	60,785
Reynolds American, Inc.(a)	5,948	409,877
SCANA Corp.(a)	1,924	105,801
Senior Housing Properties Trust(a)	3,199	70,986
Southern Co. (The)(a)	6,464	286,226
Spectra Energy Corp.(a)	5,296	191,556
Staples, Inc.(a)	3,533	57,535
Sysco Corp.(a)	4,264	160,881
TECO Energy, Inc.(a)	5,722	111,007
Thomson Reuters Corp.(a)	6,216	252,027
UIL Holdings Corp.(a)	415	21,339
Ventas, Inc.(a)	1,631	119,096
Verizon Communications, Inc.(a)	31,764	1,544,683
Vornado Realty Trust	1,157	129,584
W.P. Carey, Inc.(a)	428	29,104
Waste Management, Inc.	3,564	193,276
Western Union Co. (The)(a)	1,723	35,856
Weyerhaeuser Co.	1,134	37,592
WGL Holdings, Inc.(a)	243	13,705
Williams Cos., Inc. (The)(a)	4,064	205,598
Windstream Holdings, Inc.(a)	9,931	73,489
Wisconsin Energy Corp.(a)	815	40,342
Xcel Energy, Inc.(a)	2,654	92,386

Total United States		22,759,434
TOTAL COMMON STOCKS (Cost: $90,141,112)		100,986,270
RIGHTS – 0.0%
Spain – 0.0%
Banco Bilbao Vizcaya Argentaria S.A., expiring 4/14/15*	19,496	2,806
Telefonica S.A., expiring 4/10/15*	41,456	6,678

TOTAL RIGHTS (Cost: $2,760)		9,484
EXCHANGE-TRADED FUNDS – 0.1%
United States – 0.1%
WisdomTree DEFA Equity Income Fund(a)(b)	2,519	108,896
WisdomTree Equity Income Fund(b)	609	36,948

TOTAL EXCHANGE-TRADED FUNDS (Cost: $147,605)		145,844

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 12.1%
United States – 12.1%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c) (Cost: $12,301,912)(d)	12,301,912	12,301,912
TOTAL INVESTMENTS IN SECURITIES – 111.5% (Cost: $102,593,389)		113,443,510
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (11.5)%		(11,725,519)

NET ASSETS – 100.0%		$101,717,991
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Affiliated company (See Note 8).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $15,164,926 and the total market value of the collateral held by the Fund was $15,707,694. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $3,405,782. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

ADR – American Depositary Receipt

CVA – Certificaten Van Aandelen (Certificate of Stock)

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

RSP – Risparmio Italian Savings Shares

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	59

Schedule of Investments

WisdomTree Global ex-U.S. Dividend Growth Fund (DNL)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS – 96.9%
Australia – 3.1%
Brambles Ltd.	74,539	$655,996
Crown Resorts Ltd.(a)	26,301	268,639
CSL Ltd.	11,494	808,891
Flight Centre Travel Group Ltd.(a)	5,171	156,633
Ramsay Health Care Ltd.	7,369	378,531
REA Group Ltd.(a)	2,494	91,987
Seek Ltd.(a)	13,096	171,280
TPG Telecom Ltd.(a)	21,055	147,499

Total Australia		2,679,456
Austria – 0.2%
ams AG	727	34,917
Andritz AG	2,178	130,245

Total Austria		165,162
Belgium – 0.3%
Umicore S.A.	5,479	228,787
Brazil – 9.0%
Ambev S.A.	687,339	3,967,775
BB Seguridade Participacoes S.A.	107,432	1,102,522
CCR S.A.	112,232	572,379
CETIP S.A. – Mercados Organizados	17,321	172,608
Cielo S.A.	70,534	1,008,322
Estacio Participacoes S.A.	3,082	17,878
Localiza Rent a Car S.A.	3,830	43,500
Lojas Renner S.A.	2,341	66,492
M. Dias Branco S.A.	1,930	51,999
Natura Cosmeticos S.A.	28,053	236,108
Tractebel Energia S.A.	30,604	338,012
WEG S.A.	22,316	222,036

Total Brazil		7,799,631
Canada – 4.7%
Alimentation Couche-Tard, Inc. Class B	3,406	135,729
Canadian National Railway Co.	15,593	1,044,294
Canadian Pacific Railway Ltd.(a)	1,346	246,457
CI Financial Corp.(a)	12,964	362,460
Constellation Software, Inc.	531	183,538
Gildan Activewear, Inc.(a)	850	25,060
Imperial Oil Ltd.(a)	13,602	542,899
Jean Coutu Group PJC, Inc. (The) Class A	4,994	106,741
Linamar Corp.	531	32,740
Magna International, Inc.	7,650	408,987
Mullen Group Ltd.(a)	7,651	121,365
Restaurant Brands International, Inc.	1,365	52,337
Saputo, Inc.	8,362	229,831
Secure Energy Services, Inc.	1,700	21,691
ShawCor Ltd.	1,681	46,720
Silver Wheaton Corp.	7,230	137,350
Stantec, Inc.(a)	1,275	30,513
Vermilion Energy, Inc.(a)	7,226	303,817

Total Canada		4,032,529
Chile – 0.1%
Cia Cervecerias Unidas S.A.	11,522	119,939
China – 3.3%
Anhui Conch Cement Co., Ltd. Class H(a)	33,500	126,818
China Everbright International Ltd.	62,000	103,799
China Overseas Land & Investment Ltd.	262,000	846,519
China South City Holdings Ltd.(a)	388,000	127,114
CSPC Pharmaceutical Group Ltd.	100,000	84,612
Dongfeng Motor Group Co., Ltd. Class H	168,000	269,561
Franshion Properties China Ltd.	614,000	186,107
Great Wall Motor Co., Ltd. Class H	33,500	236,784
Guangzhou Automobile Group Co., Ltd. Class H	68,000	65,079
Lenovo Group Ltd.(a)	310,000	452,622
Shandong Weigao Group Medical Polymer Co., Ltd. Class H(a)	72,000	63,428
Yuexiu Property Co., Ltd.	716,000	140,373
Zhuzhou CSR Times Electric Co., Ltd. Class H	24,000	157,564

Total China		2,860,380
Denmark – 5.4%
Coloplast A/S Class B	7,274	550,047
GN Store Nord A/S(a)	1,993	44,467
Novo Nordisk A/S Class B	67,700	3,620,529
Novozymes A/S Class B	5,055	231,094
Pandora A/S	2,101	191,343

Total Denmark		4,637,480
Finland – 1.2%
Kone Oyj Class B(a)	23,975	1,062,925
France – 1.4%
Cie Generale des Etablissements Michelin	7,021	698,330
Faurecia	1,584	69,239
Iliad S.A.	220	51,344
Ingenico	787	86,468
Plastic Omnium S.A.	2,889	76,282
Valeo S.A.	1,640	244,917

Total France		1,226,580
Germany – 5.3%
Continental AG	3,645	862,415
CTS Eventim AG & Co. KGaA	1,659	52,206
Fielmann AG	2,637	176,782
Hugo Boss AG	2,412	293,372
Infineon Technologies AG	25,165	300,813
KUKA AG(a)	284	21,876
ProSiebenSat.1 Media AG Registered Shares	9,750	478,600
Symrise AG	2,334	147,495
United Internet AG Registered Shares	3,556	161,951
Volkswagen AG	7,953	2,050,391
Wirecard AG	861	36,397

Total Germany		4,582,298
Hong Kong – 1.0%
Hong Kong Exchanges and Clearing Ltd.	33,300	816,066
Techtronic Industries Co., Ltd.	25,500	86,173

Total Hong Kong		902,239

See Notes to Financial Statements.

60	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree Global ex-U.S. Dividend Growth Fund (DNL)

March 31, 2015

Investments	Shares	Value
India – 0.6%
Infosys Ltd. ADR(a)	15,376	$539,390
Indonesia – 6.0%
Adaro Energy Tbk PT	1,206,500	87,662
Astra Agro Lestari Tbk PT	72,200	134,184
Astra International Tbk PT	1,367,296	896,716
Bank Rakyat Indonesia Persero Tbk PT	853,289	866,341
Bumi Serpong Damai Tbk PT	97,000	15,839
Charoen Pokphand Indonesia Tbk PT	289,153	78,398
Gudang Garam Tbk PT	38,900	151,732
Indocement Tunggal Prakarsa Tbk PT	213,200	357,508
Indofood CBP Sukses Makmur Tbk PT	144,700	162,407
Jasa Marga Persero Tbk PT	114,001	62,777
Kalbe Farma Tbk PT	645,100	92,016
Media Nusantara Citra Tbk PT	297,000	65,079
Semen Indonesia Persero Tbk PT	252,400	263,500
Surya Citra Media Tbk PT	277,900	72,158
Tambang Batubara Bukit Asam Persero Tbk PT	118,500	97,428
Telekomunikasi Indonesia Persero Tbk PT	4,167,300	921,109
Tower Bersama Infrastructure Tbk PT	68,200	49,422
Unilever Indonesia Tbk PT	251,700	763,281
Vale Indonesia Tbk PT	113,900	28,181
XL Axiata Tbk PT	120,100	39,957

Total Indonesia		5,205,695
Ireland – 0.2%
Glanbia PLC	3,908	72,465
Paddy Power PLC	1,256	107,524

Total Ireland		179,989
Italy – 0.3%
Brembo SpA	1,259	51,409
De’ Longhi	4,175	90,531
Salvatore Ferragamo SpA	3,430	109,852

Total Italy		251,792
Japan – 2.0%
ABC-Mart, Inc.(a)	900	52,758
CyberAgent, Inc.	600	34,472
Fast Retailing Co., Ltd.(a)	900	348,931
Japan Aviation Electronics Industry Ltd.	1,000	24,315
Kakaku.com, Inc.(a)	3,200	53,313
M3, Inc.	2,000	42,543
Nihon Kohden Corp.	1,200	32,771
Nitori Holdings Co., Ltd.	900	61,088
Pigeon Corp.(a)	900	75,872
Sanrio Co., Ltd.(a)	2,700	72,383
SCSK Corp.	3,300	92,595
SoftBank Corp.	9,500	552,929
Start Today Co., Ltd.	1,300	34,309
Sysmex Corp.	2,100	116,798
Unicharm Corp.	5,300	139,300

Total Japan		1,734,377
Malaysia – 0.9%
Bumi Armada Bhd*	134,000	37,267
Dialog Group Bhd	49,376	21,065
Petronas Gas Bhd	78,800	489,801
Westports Holdings Bhd	187,300	203,307

Total Malaysia		751,440
Mexico – 0.5%
Controladora Comercial Mexicana S.A.B. de C.V.	18,773	60,407
Kimberly-Clark de Mexico S.A.B. de C.V. Class A(a)	191,769	402,565

Total Mexico		462,972
Netherlands – 0.7%
Arcadis N.V.	2,544	81,749
ASML Holding N.V.	5,342	543,839

Total Netherlands		625,588
New Zealand – 0.2%
Fisher & Paykel Healthcare Corp., Ltd.	25,075	123,729
Ryman Healthcare Ltd.	13,403	78,799

Total New Zealand		202,528
Norway – 0.1%
Schibsted ASA	1,258	72,928
Philippines – 1.5%
Ayala Land, Inc.	229,500	197,668
DMCI Holdings, Inc.	617,620	214,163
Energy Development Corp.	485,400	92,302
GT Capital Holdings, Inc.	730	21,851
International Container Terminal Services, Inc.	16,280	39,334
Jollibee Foods Corp.	5,810	28,595
Nickel Asia Corp.	43,050	23,114
Semirara Mining and Power Co.	53,500	199,877
SM Prime Holdings, Inc.	409,400	182,994
Universal Robina Corp.	53,670	271,352

Total Philippines		1,271,250
Poland – 0.4%
KGHM Polska Miedz S.A.	11,654	368,846
Russia – 1.7%
Magnit PJSC GDR Reg S	8,999	459,399
NovaTek OAO GDR Reg S	10,390	779,250
PhosAgro OAO GDR Reg S	17,838	201,569
TMK OAO GDR Reg S	7,787	23,361

Total Russia		1,463,579
Singapore – 0.5%
First Resources Ltd.(a)	78,000	107,472
Singapore Exchange Ltd.	53,000	314,515

Total Singapore		421,987
South Africa – 8.9%
Aspen Pharmacare Holdings Ltd.	3,381	107,154
AVI Ltd.	24,321	165,703
Capitec Bank Holdings Ltd.	3,977	172,328
Discovery Ltd.	10,983	113,127
Foschini Group Ltd. (The)	11,532	171,863
Life Healthcare Group Holdings Ltd.	43,952	153,481
Massmart Holdings Ltd.	10,624	131,526

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	61

Schedule of Investments (continued)

WisdomTree Global ex-U.S. Dividend Growth Fund (DNL)

March 31, 2015

Investments	Shares	Value
Mr. Price Group Ltd.	4,591	$98,521
MTN Group Ltd.	121,588	2,057,199
Nampak Ltd.	34,558	116,085
Naspers Ltd. Class N	1,577	243,391
Pick n Pay Stores Ltd.	11,499	46,931
Pioneer Foods Ltd.	5,115	75,081
RMB Holdings Ltd.	80,408	463,750
Sasol Ltd.	35,599	1,211,005
Shoprite Holdings Ltd.	20,876	283,033
Tiger Brands Ltd.	7,614	191,911
Truworths International Ltd.	23,306	169,771
Vodacom Group Ltd.(a)	135,682	1,485,909
Woolworths Holdings Ltd.	30,423	216,316

Total South Africa		7,674,085
South Korea – 1.4%
Amorepacific Corp.	22	66,528
CJ Corp.	215	34,107
Daum Kakao Corp.	187	19,451
Hanssem Co., Ltd.	61	10,144
Hyundai Glovis Co., Ltd.	264	53,778
Kangwon Land, Inc.	4,280	133,672
Korea Zinc Co., Ltd.	358	136,817
LG Chem Ltd.	1,753	357,094
LG Household & Health Care Ltd.	183	138,720
NAVER Corp.	49	29,635
NCSoft Corp.	206	33,701
Paradise Co., Ltd.	1,204	26,317
S-1 Corp.	785	59,364
SK C&C Co., Ltd.	454	95,142

Total South Korea		1,194,470
Spain – 3.4%
Amadeus IT Holding S.A. Class A	15,197	652,210
Inditex S.A.	68,845	2,209,312
Prosegur Cia de Seguridad S.A.	19,393	110,389

Total Spain		2,971,911
Sweden – 6.8%
AAK AB	1,139	63,989
Assa Abloy AB Class B	8,789	523,831
Atlas Copco AB Class A	34,199	1,107,575
Boliden AB	5,556	110,423
Elekta AB Class B(a)	15,053	135,186
Hennes & Mauritz AB Class B	56,489	2,289,285
Hexpol AB	804	81,061
Intrum Justitia AB	3,091	86,737
JM AB	3,205	106,734
Nibe Industrier AB Class B(a)	2,040	50,739
Saab AB Class B	4,032	107,766
Sandvik AB	83,419	932,945
Trelleborg AB Class B	11,967	236,730

Total Sweden		5,833,001
Switzerland – 3.2%
Geberit AG Registered Shares	1,379	518,208
OC Oerlikon Corp. AG Registered Shares*	13,876	161,432
Partners Group Holding AG	994	297,289
Sonova Holding AG Registered Shares	1,188	165,486
Syngenta AG Registered Shares	4,651	1,583,533

Total Switzerland		2,725,948
Taiwan – 9.4%
Advanced Semiconductor Engineering, Inc.	413,000	557,662
Advantech Co., Ltd.	20,000	152,445
Catcher Technology Co., Ltd.	20,000	209,652
Chicony Electronics Co., Ltd.	55,000	154,330
Delta Electronics, Inc.	104,000	656,440
Eclat Textile Co., Ltd.	6,000	78,907
Giant Manufacturing Co., Ltd.	10,000	96,516
Hiwin Technologies Corp.	3,000	22,196
Largan Precision Co., Ltd.	2,000	172,259
MediaTek, Inc.	80,000	1,082,774
Merida Industry Co., Ltd.	7,000	55,034
Novatek Microelectronics Corp.	37,000	191,563
President Chain Store Corp.	34,000	255,896
Siliconware Precision Industries Co., Ltd.	203,000	338,009
Taiwan Semiconductor Manufacturing Co., Ltd.	873,000	4,059,492

Total Taiwan		8,083,175
Thailand – 3.6%
Bangkok Dusit Medical Services PCL NVDR	266,500	161,341
Bangkok Life Assurance PCL NVDR	16,800	26,331
BEC World PCL NVDR	114,100	143,765
Bumrungrad Hospital PCL NVDR	18,200	85,015
Central Pattana PCL NVDR	77,450	101,751
Charoen Pokphand Foods PCL NVDR	203,900	140,988
CP ALL PCL	275,556	347,197
Delta Electronics Thailand PCL NVDR	88,900	205,585
Home Product Center PCL NVDR	69,240	17,342
Intouch Holdings PCL NVDR	233,453	554,218
Minor International PCL NVDR	34,227	36,815
Siam Cement PCL (The) NVDR	50,600	796,165
Thai Union Frozen Products PCL NVDR	207,520	128,185
Total Access Communication PCL NVDR	148,900	375,224

Total Thailand		3,119,922
Turkey – 1.6%
Aselsan Elektronik Sanayi ve Ticaret AS	3,242	15,358
BIM Birlesik Magazalar AS	7,354	130,568
Coca-Cola Icecek AS	2,799	47,378
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	269,666	306,379
Tofas Turk Otomobil Fabrikasi AS	24,991	151,592
Turk Telekomunikasyon AS	226,360	601,534
Ulker Biskuvi Sanayi AS	12,037	90,399

Total Turkey		1,343,208
United Kingdom – 8.0%
ARM Holdings PLC	15,954	261,705
Ashmore Group PLC(a)	56,198	237,347
Ashtead Group PLC	9,424	151,651
Berkeley Group Holdings PLC	13,191	516,770

See Notes to Financial Statements.

62	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (concluded)

WisdomTree Global ex-U.S. Dividend Growth Fund (DNL)

March 31, 2015

Investments	Shares	Value
Burberry Group PLC	10,815	$278,231
Carillion PLC	39,710	192,706
Croda International PLC	7,010	285,030
Daily Mail & General Trust PLC Class A Non-Voting Shares	11,058	145,196
Dunelm Group PLC	5,184	64,644
easyJet PLC	15,227	425,417
Fresnillo PLC	13,666	138,460
Hays PLC	49,050	111,115
Hikma Pharmaceuticals PLC	2,965	93,753
Howden Joinery Group PLC	14,367	94,610
IMI PLC	15,184	287,394
ITV PLC	74,110	278,231
Jardine Lloyd Thompson Group PLC	8,221	127,777
Melrose Industries PLC	52,371	215,742
Michael Page International PLC	13,458	104,187
Next PLC	3,269	340,912
Persimmon PLC*	17,380	429,064
Restaurant Group PLC (The)	5,165	51,640
Rightmove PLC	1,733	77,102
Sky PLC	64,123	945,243
Smith & Nephew PLC	25,872	439,376
Taylor Wimpey PLC	75,830	174,371
Telecity Group PLC	5,571	72,364
WH Smith PLC	4,356	84,000
Whitbread PLC	3,732	290,581

Total United Kingdom		6,914,619
TOTAL COMMON STOCKS (Cost: $78,016,963)		83,710,106
RIGHTS – 0.0%
Philippines – 0.0%
GT Capital Holdings, Inc., expiring 4/8/15*	730	0
South Africa – 0.0%
Discovery Ltd., expiring 4/2/15*	1,031	2,609
TOTAL RIGHTS (Cost: $0)		2,609
EXCHANGE-TRADED FUNDS AND NOTES – 2.6%
United States – 2.6%
iPath MSCI India Index ETN*	28,815	2,135,768
WisdomTree DEFA Fund(a)(b)	1,356	70,241
WisdomTree Emerging Markets Equity Income Fund(a)(b)	1,129	47,982
TOTAL EXCHANGE-TRADED FUNDS AND NOTES (Cost: $1,938,715)		2,253,991
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 6.6%
United States – 6.6%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c) (Cost: $5,648,910)(d)	5,648,910	5,648,910
TOTAL INVESTMENTS IN SECURITIES – 106.1% (Cost: $85,604,588)		91,615,616
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (6.1)%		(5,262,678)

NET ASSETS – 100.0%		$86,352,938
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Affiliated company (See Note 8).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $5,749,279 and the total market value of the collateral held by the Fund was $6,036,700. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $387,790. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

ADR – American Depositary Receipt

ETN – Exchange-Traded Note

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	63

Schedule of Investments

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

March 31, 2015

Investments	Shares	Value

COMMON STOCKS – 99.7%
Australia – 14.4%
Abacus Property Group	130,815	$290,814
BWP Trust	163,641	375,041
Charter Hall Group	73,743	287,313
Charter Hall Retail REIT	112,437	368,495
Cromwell Property Group	596,161	516,921
Dexus Property Group	190,273	1,101,822
Federation Centres	425,232	987,562
Goodman Group	264,239	1,281,845
GPT Group (The)	371,384	1,296,595
Investa Office Fund	132,670	395,278
Lend Lease Group	109,033	1,386,042
Mirvac Group	768,719	1,180,399
Novion Property Group	791,193	1,517,124
Stockland	569,394	1,957,449
Westfield Corp.	627,585	4,578,687

Total Australia		17,521,387
Belgium – 0.7%
Befimmo S.A.	6,175	419,139
Cofinimmo S.A.	3,577	419,321

Total Belgium		838,460
Brazil – 0.5%
BR Malls Participacoes S.A.	30,628	162,335
BR Properties S.A.	56,351	230,439
Iguatemi Empresa de Shopping Centers S.A.	9,061	79,948
Multiplan Empreendimentos Imobiliarios S.A.	8,716	152,852

Total Brazil		625,574
Canada – 8.7%
Allied Properties Real Estate Investment Trust	11,280	358,751
Artis Real Estate Investment Trust	37,943	448,785
Boardwalk Real Estate Investment Trust	5,755	267,870
Brookfield Asset Management, Inc. Class A	38,115	2,038,618
Calloway Real Estate Investment Trust	29,964	688,474
Canadian Apartment Properties REIT	21,918	505,334
Canadian Real Estate Investment Trust	9,617	353,167
Chartwell Retirement Residences	33,221	324,210
Cominar Real Estate Investment Trust	40,241	609,731
Crombie Real Estate Investment Trust	32,630	347,298
Dream Office Real Estate Investment Trust	35,553	739,693
First Capital Realty, Inc.(a)	39,834	620,549
Granite Real Estate Investment Trust	10,947	384,463
H&R Real Estate Investment Trust	67,901	1,250,794
Morguard Real Estate Investment Trust	10,814	147,033
RioCan Real Estate Investment Trust	66,899	1,530,252

Total Canada		10,615,022
China – 4.4%
China Overseas Grand Oceans Group Ltd.(a)	235,300	109,864
China Overseas Land & Investment Ltd.	680,049	2,197,229
China South City Holdings Ltd.(a)	1,068,000	349,891
Franshion Properties China Ltd.	1,782,000	540,136
Poly Property Group Co., Ltd.	1,026,000	498,903

Shenzhen Investment Ltd.	1,406,000	520,469
Sino-Ocean Land Holdings Ltd.	1,097,200	663,722
Yuexiu Property Co., Ltd.	2,048,000	401,514

Total China		5,281,728
Finland – 0.2%
Citycon Oyj	16,516	53,640
Sponda Oyj(a)	47,414	203,182

Total Finland		256,822
France – 11.6%
Fonciere Des Regions	13,658	1,352,013
Fonciere Des Regions*	853	82,222
Gecina S.A.	11,299	1,527,205
ICADE	17,992	1,624,325
Klepierre	65,089	3,193,985
Mercialys S.A.	28,221	716,361
Nexity S.A.	16,057	671,098
Unibail-Rodamco SE(a)	18,117	4,884,844

Total France		14,052,053
Germany – 1.4%
Deutsche Euroshop AG	4,438	220,542
Deutsche Wohnen AG Bearer Shares	23,680	606,306
LEG Immobilien AG*	6,379	506,087
TAG Immobilien AG(a)	29,957	413,433

Total Germany		1,746,368
Hong Kong – 20.9%
Champion REIT	1,608,000	765,314
CK Hutchison Holdings Ltd.	227,073	4,650,969
Hang Lung Group Ltd.	101,649	463,468
Hang Lung Properties Ltd.	523,283	1,471,365
Henderson Land Development Co., Ltd.	218,037	1,531,283
Hui Xian Real Estate Investment Trust	838,634	457,220
Hysan Development Co., Ltd.	134,115	588,144
Link REIT (The)	154,115	950,168
New World Development Co., Ltd.	1,034,497	1,199,545
Sino Land Co., Ltd.	871,735	1,421,212
Sun Hung Kai Properties Ltd.	288,810	4,455,237
Swire Pacific Ltd. Class A	118,778	1,619,341
Swire Properties Ltd.	546,941	1,781,268
Wharf Holdings Ltd. (The)	345,872	2,415,691
Wheelock & Co., Ltd.	208,231	1,064,918
Yuexiu Real Estate Investment Trust	980,000	558,696

Total Hong Kong		25,393,839
Indonesia – 0.4%
Bumi Serpong Damai Tbk PT	820,124	133,917
Ciputra Development Tbk PT	1,172,200	132,237
Lippo Karawaci Tbk PT	1,145,200	118,242
Summarecon Agung Tbk PT	1,123,400	147,782

Total Indonesia		532,178
Israel – 0.8%
Azrieli Group	10,811	445,033
Gazit-Globe Ltd.	23,351	288,900

See Notes to Financial Statements.

64	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

March 31, 2015

Investments	Shares	Value

Melisron Ltd.	6,777	$258,012

Total Israel		991,945
Italy – 0.2%
Beni Stabili SpA SIIQ(a)	339,535	266,202
Japan – 5.7%
Aeon Mall Co., Ltd.	63,030	1,250,877
Daikyo, Inc.	47,000	70,936
Daito Trust Construction Co., Ltd.(a)	9,500	1,063,477
Daiwa House Industry Co., Ltd.(a)	74,700	1,476,870
Hulic Co., Ltd.(a)	17,300	194,891
Mitsubishi Estate Co., Ltd.	28,589	664,395
Mitsui Fudosan Co., Ltd.	26,308	774,268
Nomura Real Estate Holdings, Inc.	16,565	299,185
NTT Urban Development Corp.(a)	20,400	204,468
Sumitomo Real Estate Sales Co., Ltd.	5,780	157,362
Sumitomo Realty & Development Co., Ltd.(a)	10,279	370,661
Tokyo Tatemono Co., Ltd.	18,000	132,083
Tokyu Fudosan Holdings Corp.(a)	37,368	255,508

Total Japan		6,914,981
Malaysia – 1.2%
IGB Real Estate Investment Trust REIT	561,800	201,754
IOI Properties Group Bhd	396,100	233,157
Mah Sing Group Bhd	282,664	157,226
SP Setia Bhd Group	322,355	301,161
Sunway Bhd	221,300	218,103
Sunway Real Estate Investment Trust	427,196	181,098
UEM Sunrise Bhd	459,100	171,070

Total Malaysia		1,463,569
Mexico – 0.7%
Concentradora Fibra Danhos S.A. de C.V.(a)	104,761	250,861
Corp. Inmobiliaria Vesta S.A.B. de C.V.(a)	22,267	41,438
Fibra Uno Administracion S.A. de C.V.	203,952	540,998
Mexico Real Estate Management S.A. de C.V.*	29,858	46,901

Total Mexico		880,198
Netherlands – 0.8%
Eurocommercial Properties N.V. CVA	10,207	467,597
Wereldhave N.V.	6,791	455,846

Total Netherlands		923,443
Philippines – 1.1%
Ayala Land, Inc.	694,700	598,344
Robinsons Land Corp.	294,900	203,197
SM Prime Holdings, Inc.	1,240,675	554,557

Total Philippines		1,356,098
Russia – 0.2%
LSR Group OJSC GDR Reg S	81,098	184,093
Singapore – 9.5%
Ascendas Real Estate Investment Trust	482,601	911,232
Ascott Residence Trust	293,673	266,547
CapitaCommercial Trust	616,535	793,311
CapitaLand Ltd.(a)	445,789	1,163,465
CapitaMall Trust	790,486	1,267,820

CapitaRetail China Trust	211,200	247,891
CDL Hospitality Trusts	239,432	306,337
City Developments Ltd.	48,503	355,719
Fortune Real Estate Investment Trust	276,000	292,979
Frasers Centrepoint Ltd.	177,700	228,003
Frasers Centrepoint Trust	155,000	228,257
Global Logistic Properties Ltd.	327,700	633,087
Keppel REIT	690,900	604,418
Mapletree Commercial Trust	445,690	519,869
Mapletree Greater China Commercial Trust	766,000	580,768
Mapletree Industrial Trust	457,018	526,419
Mapletree Logistics Trust	678,287	615,636
SPH REIT	240,800	182,571
Starhill Global REIT	603,284	367,239
Suntec Real Estate Investment Trust(a)	396,628	536,375
United Industrial Corp., Ltd.	33,600	84,018
UOL Group Ltd.	65,100	362,589
Wing Tai Holdings Ltd.(a)	248,898	348,388
Yanlord Land Group Ltd.	147,100	105,094

Total Singapore		11,528,032
South Africa – 3.2%
Capital Property Fund	373,564	431,643
Growthpoint Properties Ltd.	597,721	1,414,353
Hyprop Investments Ltd.	55,420	539,735
Redefine Properties Ltd.	861,804	881,987
Resilient Property Income Fund Ltd.	73,510	630,974

Total South Africa		3,898,692
Sweden – 1.5%
Atrium Ljungberg AB Class B	10,708	163,028
Castellum AB	28,965	437,630
Fabege AB	27,283	391,653
Hufvudstaden AB Class A(a)	18,887	259,081
Kungsleden AB	16,587	128,383
Wallenstam AB Class B	13,592	224,431
Wihlborgs Fastigheter AB	13,562	261,834

Total Sweden		1,866,040
Switzerland – 1.6%
PSP Swiss Property AG Registered Shares*	8,118	765,999
Swiss Prime Site AG Registered Shares*	13,305	1,157,492

Total Switzerland		1,923,491
Taiwan – 0.7%
Highwealth Construction Corp.	103,700	245,248
Ruentex Development Co., Ltd.	369,782	567,259

Total Taiwan		812,507
Thailand – 1.3%
Central Pattana PCL NVDR	263,674	346,406
Land & Houses PCL NVDR	1,697,111	508,507
Pruksa Real Estate PCL NVDR	249,193	222,084
Quality Houses PCL NVDR	1,738,506	201,953
Supalai PCL NVDR	299,321	197,769
WHA Corp. PCL NVDR	109,763	106,255

Total Thailand		1,582,974

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	65

Schedule of Investments (concluded)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

March 31, 2015

Investments	Shares	Value

Turkey – 0.8%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	811,101	$921,528
United Kingdom – 7.2%
Big Yellow Group PLC	20,996	201,817
British Land Co. PLC (The)	162,402	2,007,040
Capital & Counties Properties PLC	16,753	99,678
Countrywide PLC	25,622	195,504
Derwent London PLC	7,570	384,778
Great Portland Estates PLC	20,337	244,994
Hammerson PLC	101,456	1,001,567
Intu Properties PLC	233,323	1,205,362
Land Securities Group PLC	94,110	1,750,521
Londonmetric Property PLC	138,966	333,786
Savills PLC	11,737	141,480
Segro PLC	135,031	835,691
Shaftesbury PLC	18,796	231,732
Unite Group PLC (The)	15,900	138,199

Total United Kingdom		8,772,149
TOTAL COMMON STOCKS (Cost: $109,637,281)		121,149,373
RIGHTS – 0.0%
Australia – 0.0%
Abacus Property Group, expiring 4/2/15* (Cost $0)	10,901	750
WARRANTS – 0.0%
Malaysia – 0.0%
Mah Sing Group Bhd, expiring 2/21/20*	19,825	1,071
Thailand – 0.0%
WHA Corp. PCL, expiring 3/4/20*	9,854	2,362
TOTAL WARRANTS (Cost: $0)		3,433
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 9.1%
United States – 9.1%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(b) (Cost: $11,108,311)(c)	11,108,311	11,108,311
TOTAL INVESTMENTS IN SECURITIES – 108.8% (Cost: $120,745,592)		132,261,867
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (8.8)%		(10,701,866)

NET ASSETS – 100.0%		$121,560,001
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(c)

At March 31, 2015, the total market value of the Fund’s securities on loan was $10,757,826 and the total market value of the collateral held by the Fund was $11,336,718. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $228,407. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

CVA – Certificaten Van Aandelen (Certificate of Stock)

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

66	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments

WisdomTree Global ex-U.S. Utilities Fund (DBU)

March 31, 2015

Investments	Shares	Value

COMMON STOCKS – 98.0%
Australia – 2.2%
AGL Energy Ltd.	38,357	$445,403
Austria – 0.7%
Verbund AG(a)	7,980	133,529
Brazil – 4.8%
Centrais Eletricas Brasileiras S.A.	126,664	228,273
Cia de Saneamento Basico do Estado de Sao Paulo	36,198	200,578
CPFL Energia S.A.	49,593	317,472
Equatorial Energia S.A.	2,795	27,328
Tractebel Energia S.A.	16,851	186,115

Total Brazil		959,766
Canada – 8.9%
Algonquin Power & Utilities Corp.(a)	20,870	154,239
Atco Ltd. Class I	3,437	122,446
Canadian Utilities Ltd. Class A	5,550	174,278
Capital Power Corp.(a)	11,076	214,349
Emera, Inc.	9,945	323,517
Fortis, Inc.(a)	8,794	267,882
Superior Plus Corp.(a)	19,050	213,438
TransAlta Corp.(a)	34,515	320,214

Total Canada		1,790,363
Chile – 3.5%
Aguas Andinas S.A. Class A	201,643	118,210
Colbun S.A.	123,412	36,523
E.CL S.A.	52,930	83,103
Empresa Nacional de Electricidad S.A.	124,879	186,990
Enersis S.A.	871,625	285,676

Total Chile		710,502
China – 9.7%
Beijing Jingneng Clean Energy Co., Ltd. Class H	284,000	120,149
China Longyuan Power Group Corp., Ltd. Class H	62,100	67,522
China Resources Power Holdings Co., Ltd.	104,100	261,289
Datang International Power Generation Co., Ltd. Class H	578,000	295,969
Guangdong Investment Ltd.	162,600	213,080
Huadian Fuxin Energy Corp., Ltd. Class H	134,000	65,677
Huadian Power International Corp., Ltd. Class H	462,000	384,352
Huaneng Power International, Inc. Class H	392,640	464,905
Huaneng Renewables Corp., Ltd. Class H	222,000	80,461

Total China		1,953,404
Czech Republic – 1.9%
CEZ AS	15,935	389,721
Finland – 1.9%
Fortum Oyj	17,873	375,466
France – 8.6%
Electricite de France S.A.	11,737	281,608
GDF Suez	18,703	369,701
Rubis SCA(a)	4,286	272,093
Suez Environnement Co.	22,840	393,096
Veolia Environnement S.A.	22,123	418,534

Total France		1,735,032

Germany – 2.2%
E.ON SE	18,355	273,718
RWE AG	6,718	171,576

Total Germany		445,294
Hong Kong – 6.2%
China Power International Development Ltd.(a)	881,000	461,349
CLP Holdings Ltd.	37,322	326,138
Hong Kong & China Gas Co., Ltd.	62,496	144,611
Power Assets Holdings Ltd.	30,386	310,795

Total Hong Kong		1,242,893
Indonesia – 1.0%
Perusahaan Gas Negara Persero Tbk PT	557,600	204,702
Italy – 8.2%
A2A SpA	340,879	354,205
Enel Green Power SpA	50,987	95,228
Enel SpA	48,599	219,847
Hera SpA	97,618	229,184
Snam SpA	83,271	404,237
Terna Rete Elettrica Nazionale SpA	77,492	341,228

Total Italy		1,643,929
Japan – 6.3%
Chugoku Electric Power Co., Inc. (The)(a)	21,900	285,974
Electric Power Development Co., Ltd.	4,542	153,388
Hokuriku Electric Power Co.	20,300	269,313
Okinawa Electric Power Co., Inc. (The)	2,400	86,954
Osaka Gas Co., Ltd.	39,000	163,480
Toho Gas Co., Ltd.	21,000	122,752
Tohoku Electric Power Co., Inc.	3,000	34,171
Tokyo Gas Co., Ltd.	23,000	145,029

Total Japan		1,261,061
Malaysia – 1.6%
Petronas Gas Bhd	29,400	182,743
Tenaga Nasional Bhd	39,000	151,219

Total Malaysia		333,962
Mexico – 1.3%
Infraestructura Energetica Nova S.A.B. de C.V.(a)	49,588	270,949
Philippines – 1.8%
Aboitiz Power Corp.	161,800	161,076
Energy Development Corp.	522,100	99,281
Manila Electric Co.	17,140	102,380

Total Philippines		362,737
Poland – 4.1%
Energa S.A.	43,980	288,831
PGE Polska Grupa Energetyczna S.A.	62,318	342,531
Tauron Polska Energia S.A.	161,629	187,995

Total Poland		819,357
Portugal – 2.1%
EDP Renovaveis S.A.(a)	8,354	57,422
EDP-Energias de Portugal S.A.	96,805	362,330

Total Portugal		419,752

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	67

Schedule of Investments (concluded)

WisdomTree Global ex-U.S. Utilities Fund (DBU)

March 31, 2015

Investments	Shares	Value

Russia – 0.3%
RusHydro JSC ADR	54,076	$52,346
South Korea – 0.1%
Korea Electric Power Corp.	320	13,268
Spain – 6.0%
Enagas S.A.	11,785	337,058
Endesa S.A.	9,701	187,540
Gas Natural SDG S.A.	10,383	233,230
Iberdrola S.A.	29,870	192,546
Red Electrica Corp. S.A.	3,294	267,950

Total Spain		1,218,324
Taiwan – 0.6%
SPCG PCL NVDR	154,600	129,467
Thailand – 1.3%
Electricity Generating PCL NVDR	31,346	145,941
Glow Energy PCL	40,900	107,780

Total Thailand		253,721
United Kingdom – 12.7%
APR Energy PLC(a)	17,905	101,203
Centrica PLC	100,472	377,352
Drax Group PLC(a)	17,775	96,022
National Grid PLC	27,938	358,626
Pennon Group PLC	24,941	305,826
Severn Trent PLC	11,720	358,232
SSE PLC	19,516	433,994
Telecom Plus PLC(a)	9,570	123,598
United Utilities Group PLC	29,562	409,445

Total United Kingdom		2,564,298
TOTAL COMMON STOCKS (Cost: $21,405,469)		19,729,246
EXCHANGE-TRADED FUNDS AND NOTES – 1.8%
United States – 1.8%
iPath MSCI India Index ETN*	4,439	329,019
WisdomTree Global ex-U.S. Real Estate Fund(b)	731	21,659
TOTAL EXCHANGE-TRADED FUNDS AND NOTES (Cost: $276,907)		350,678
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 11.5%
United States – 11.5%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c) (Cost: $2,317,644)(d)	2,317,644	2,317,644
TOTAL INVESTMENTS IN SECURITIES – 111.3% (Cost: $24,000,020)		22,397,568
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (11.3)%		(2,272,786)

NET ASSETS – 100.0%		$20,124,782
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Affiliated company (See Note 8).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $2,331,152 and the total market value of the collateral held by the Fund was $2,453,331. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $135,687. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

ADR – American Depositary Receipt

ETN – Exchange-Traded Note

NVDR – Non-Voting Depositary Receipt

See Notes to Financial Statements.

68	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments

WisdomTree Global Natural Resources Fund (GNAT)

March 31, 2015

Investments	Shares	Value

COMMON STOCKS – 99.1%
Australia – 7.6%
BHP Billiton Ltd.(a)	12,831	$304,163
Fortescue Metals Group Ltd.(a)	201,680	301,984
Rio Tinto Ltd.(a)	7,520	328,781
Woodside Petroleum Ltd.(a)	16,538	436,133

Total Australia		1,371,061
Brazil – 1.9%
Petroleo Brasileiro S.A.	27,525	82,504
Vale S.A.	45,651	256,243

Total Brazil		338,747
Canada – 9.2%
Agrium, Inc.(a)	2,654	276,611
Cameco Corp.(a)	8,613	120,031
Canadian Natural Resources Ltd.(a)	4,070	124,751
Crescent Point Energy Corp.(a)	13,791	307,507
Encana Corp.	4,664	52,072
First Quantum Minerals Ltd.	2,812	34,082
Imperial Oil Ltd.(a)	1,494	59,630
Potash Corp. of Saskatchewan, Inc.(a)	9,047	291,661
Suncor Energy, Inc.(a)	4,949	144,621
Teck Resources Ltd. Class B	18,335	251,609

Total Canada		1,662,575
China – 3.9%
China Oilfield Services Ltd. Class H(a)	74,000	123,126
China Shenhua Energy Co., Ltd. Class H	133,000	339,660
CNOOC Ltd.	171,618	242,605

Total China		705,391
France – 2.4%
Technip S.A.	2,573	155,773
Total S.A.(a)	5,666	281,596

Total France		437,369
Germany – 0.6%
K+S AG Registered Shares	3,064	100,071
Indonesia – 0.4%
Charoen Pokphand Indonesia Tbk PT	240,500	65,206
Israel – 1.2%
Israel Chemicals Ltd.	29,955	213,173
Italy – 1.9%
Eni SpA	19,568	338,989
Japan – 1.9%
Mitsubishi Materials Corp.(a)	44,000	148,226
Sumitomo Metal Mining Co., Ltd.	13,000	190,623

Total Japan		338,849
Malaysia – 2.3%
IOI Corp. Bhd	197,300	244,527
Kuala Lumpur Kepong Bhd	26,500	163,000
SapuraKencana Petroleum Bhd	21,100	13,446

Total Malaysia		420,973

Mexico – 1.5%
Grupo Mexico S.A.B. de C.V. Series B(a)	46,618	137,857
Industrias Penoles S.A.B. de C.V.(a)	7,734	134,746

Total Mexico		272,603
Norway – 2.8%
Statoil ASA	14,448	256,006
Yara International ASA	4,756	241,957

Total Norway		497,963
Poland – 1.3%
KGHM Polska Miedz S.A.	7,292	230,790
Russia – 10.7%
Gazprom OAO ADR	53,412	253,921
Lukoil OAO ADR	8,554	396,221
MMC Norilsk Nickel OJSC ADR	26,362	468,321
NovaTek OAO GDR Reg S	1,590	119,250
Novolipetsk Steel OJSC GDR Reg S	11,962	159,693
Rosneft OAO GDR Reg S	70,048	301,557
Tatneft OAO ADR	7,445	221,786

Total Russia		1,920,749
Singapore – 0.9%
Wilmar International Ltd.(a)	69,000	163,986
South Africa – 4.3%
Exxaro Resources Ltd.	28,095	233,038
Kumba Iron Ore Ltd.(a)	28,620	368,491
Sasol Ltd.	4,914	167,164

Total South Africa		768,693
South Korea – 0.5%
Korea Zinc Co., Ltd.	246	94,014
Spain – 1.6%
Repsol S.A.	15,725	292,765
Sweden – 0.8%
Boliden AB	6,975	138,626
Switzerland – 3.0%
Syngenta AG Registered Shares	753	256,375
Transocean Ltd.(a)	19,166	277,437

Total Switzerland		533,812
Thailand – 2.3%
PTT Exploration & Production PCL	53,741	180,018
PTT PCL NVDR	24,400	242,200

Total Thailand		422,218
United Kingdom – 16.4%
Amec Foster Wheeler PLC	18,379	247,053
Anglo American PLC	14,031	210,790
Antofagasta PLC	54,524	592,892
BG Group PLC	7,262	89,370
BHP Billiton PLC	13,065	285,786
BP PLC	58,163	377,060
Fresnillo PLC(a)	5,880	59,575
John Wood Group PLC	14,059	132,528
Rio Tinto PLC	6,545	269,329

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	69

Schedule of Investments (concluded)

WisdomTree Global Natural Resources Fund (GNAT)

March 31, 2015

Investments	Shares	Value

Royal Dutch Shell PLC Class A	8,768	$261,363
Royal Dutch Shell PLC Class B	9,143	284,893
Vedanta Resources PLC(a)	18,561	137,769

Total United Kingdom		2,948,408
United States – 19.7%
Anadarko Petroleum Corp.(a)	697	57,719
Apache Corp.(a)	908	54,780
Archer-Daniels-Midland Co.(a)	2,582	122,387
Baker Hughes, Inc.	1,171	74,452
Cabot Oil & Gas Corp.	579	17,098
CF Industries Holdings, Inc.	452	128,223
Chesapeake Energy Corp.(a)	5,564	78,786
Chevron Corp.(a)	2,128	223,397
ConocoPhillips(a)	3,643	226,813
CONSOL Energy, Inc.(a)	1,705	47,552
Devon Energy Corp.(a)	1,586	95,652
Diamond Offshore Drilling, Inc.(a)	18,991	508,769
EOG Resources, Inc.(a)	354	32,458
EQT Corp.	115	9,530
Exxon Mobil Corp.(a)	2,122	180,370
Freeport-McMoRan, Inc.(a)	8,721	165,263
Halliburton Co.	1,178	51,691
Helmerich & Payne, Inc.(a)	2,043	139,067
Hess Corp.(a)	943	64,001
Ingredion, Inc.(a)	2,083	162,099
Marathon Oil Corp.(a)	4,343	113,396
Monsanto Co.(a)	971	109,276
Mosaic Co. (The)	4,102	188,938
National Oilwell Varco, Inc.(a)	1,872	93,581
Noble Energy, Inc.(a)	1,242	60,734
Occidental Petroleum Corp.(a)	2,325	169,725
Oceaneering International, Inc.	1,693	91,304
Patterson-UTI Energy, Inc.(a)	2,906	54,560
Pioneer Natural Resources Co.(a)	32	5,232
RPC, Inc.(a)	7,570	96,972
Southern Copper Corp.(a)	3,836	111,935

Total United States		3,535,760
TOTAL COMMON STOCKS (Cost: $24,749,414)		17,812,791
EXCHANGE-TRADED FUNDS AND NOTES – 0.4%
United States – 0.4%
iPath MSCI India Index ETN*	763	56,553
WisdomTree Global Equity Income Fund(a)(b)	197	8,735
TOTAL EXCHANGE-TRADED FUNDS AND NOTES (Cost: $50,863)		65,288
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 22.8%
United States – 22.8%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c) (Cost: $4,091,821)(d)	4,091,821	4,091,821
TOTAL INVESTMENTS IN SECURITIES – 122.3% (Cost: $28,892,098)		21,969,900
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (22.3)%		(4,002,926)

NET ASSETS – 100.0%		$17,966,974
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Affiliated company (See Note 8).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $4,229,658 and the total market value of the collateral held by the Fund was $4,407,149. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $315,328. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

ADR – American Depositary Receipt

ETN – Exchange-Traded Note

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

Reg S –	Regulation S provides an exclusion from the registration requirements of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

70	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2015

Investments	Principal Amount	Value

FOREIGN CORPORATE BOND – 0.2%
India – 0.2%
NTPC Ltd. 8.49%, 3/25/25, Series 54 (Cost: $4,455,844)	278,289,700 INR	$4,446,855

	Shares
COMMON STOCKS – 99.7%
India – 99.7%
Aerospace & Defense – 0.2%
Bharat Electronics Ltd.	83,551	4,473,187
Auto Components – 1.2%
Amtek Auto Ltd.	607,666	1,410,382
Amtek India Ltd.	156,539	137,575
Apollo Tyres Ltd.	2,458,059	6,608,504
Balkrishna Industries Ltd.	155,693	1,614,742
Bharat Forge Ltd.	461,525	9,416,530
Ceat Ltd.	26,946	346,377
Exide Industries Ltd.	1,579,302	4,485,703
Motherson Sumi Systems Ltd.	378,072	3,110,967
Sundram Fasteners Ltd.	176,737	492,809
Tube Investments of India Ltd.	32,350	188,834

Total Auto Components		27,812,423
Automobiles – 6.7%
Bajaj Auto Ltd.	452,107	14,568,564
Hero MotoCorp Ltd.	433,883	18,302,037
Mahindra & Mahindra Ltd.	2,087,902	39,628,643
Tata Motors Ltd.	9,924,898	87,257,427

Total Automobiles		159,756,671
Banks – 10.7%
Allahabad Bank	3,036,165	4,861,260
Bank of India	2,521,282	7,890,432
Bank of Maharashtra	457,762	271,009
Canara Bank	2,000,206	11,755,530
Corp Bank	471,637	396,414
DCB Bank Ltd.*	860,687	1,525,908
Dena Bank	713,372	579,646
Federal Bank Ltd.	2,943,904	6,211,805
ICICI Bank Ltd.	19,970,107	100,678,218
IDBI Bank Ltd.	1,528,285	1,733,878
Indian Bank	1,096,185	3,038,183
Indian Overseas Bank	580,642	392,932
Jammu & Kashmir Bank Ltd. (The)	3,633,524	5,518,689
Karnataka Bank Ltd. (The)	1,714,604	3,415,167
Karur Vysya Bank Ltd. (The)	288,817	2,510,138
Kotak Mahindra Bank Ltd.	989,050	20,754,937
Lakshmi Vilas Bank Ltd. (The)	771,248	1,252,113
Oriental Bank of Commerce	1,566,690	5,122,058
State Bank of Bikaner & Jaipur	223,619	2,115,727
State Bank of India	13,431,532	57,315,739
Syndicate Bank	2,377,265	3,844,270
UCO Bank	3,300,190	3,369,734
Union Bank of India	2,365,916	5,916,562

Vijaya Bank	3,482,931	2,587,936

Total Banks		253,058,285
Biotechnology – 0.1%
Biocon Ltd.	219,978	1,649,626
Building Products – 0.2%
Sintex Industries Ltd.	2,511,968	4,844,814
Capital Markets – 0.1%
JM Financial Ltd.	1,967,325	1,499,513
PTC India Financial Services Ltd.	87,828	77,539

Total Capital Markets		1,577,052
Chemicals – 1.1%
Asian Paints Ltd.	875,625	11,351,556
Atul Ltd.	12,975	234,698
Bayer CropScience Ltd.	304	16,143
Berger Paints India Ltd.	98,028	326,832
Castrol India Ltd	311,826	2,360,074
Chambal Fertilizers & Chemicals Ltd.	1,369,058	1,477,757
Coromandel International Ltd.	642,842	2,757,550
DCM Shriram Ltd.	14,618	25,087
Dhanuka Agritech Ltd.	113,336	1,231,314
EID Parry India Ltd.	32,304	90,411
Finolex Industries Ltd.	133,140	603,564
Godrej Industries Ltd.	169,036	934,163
Gujarat Fluorochemicals Ltd.	42,459	478,824
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	29	32
Monsanto India Ltd.	4,368	199,669
PI Industries Ltd.	70,276	680,736
Pidilite Industries Ltd.	203,171	1,947,422
Rashtriya Chemicals & Fertilizers Ltd.	317,181	286,106
Supreme Industries Ltd.	68,289	777,593

Total Chemicals		25,779,531
Construction & Engineering – 1.7%
Ashoka Buildcon Ltd.	1,884	5,294
Engineers India Ltd.	262,727	810,877
IRB Infrastructure Developers Ltd.	1,558,287	6,080,634
Larsen & Toubro Ltd.	1,011,683	27,799,711
Voltas Ltd.	1,137,244	5,085,513

Total Construction & Engineering		39,782,029
Construction Materials – 1.5%
ACC Ltd.	259,038	6,468,577
Ambuja Cements Ltd.	3,109,972	12,687,120
JK Cement Ltd.	49,037	521,938
Ramco Cements Ltd. (The)	395,469	1,928,331
Ultratech Cement Ltd.	311,096	14,306,253

Total Construction Materials		35,912,219
Consumer Finance – 2.1%
Bajaj Finance Ltd.	75,743	4,972,517
Mahindra & Mahindra Financial Services Ltd.	1,731,958	7,026,771
Manappuram Finance Ltd.	4,766,871	2,471,746
Muthoot Finance Ltd.	1,705,348	5,642,142

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	71

Schedule of Investments (continued)

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2015

Investments	Shares	Value

Shriram City Union Finance Ltd.	42,862	$1,345,934
Shriram Transport Finance Co., Ltd.	1,408,021	25,071,858
Sundaram Finance Ltd.	107,844	2,614,881

Total Consumer Finance		49,145,849
Containers & Packaging – 0.0%
Ess Dee Aluminium Ltd.*	10,491	20,561
Diversified Consumer Services – 0.0%
Tree House Education and Accessories Ltd.	72,526	460,956
Diversified Financial Services – 3.1%
Credit Analysis & Research Ltd.	107,320	2,537,267
CRISIL Ltd.	43,964	1,412,187
IFCI Ltd.	9,912,274	5,282,322
L&T Finance Holdings Ltd.	2,537,421	2,546,291
Power Finance Corp., Ltd.	6,269,854	27,356,175
Rural Electrification Corp., Ltd.	6,282,267	33,448,539
Srei Infrastructure Finance Ltd.	1,139,085	776,302

Total Diversified Financial Services		73,359,083
Diversified Telecommunication Services – 0.0%
Tata Communications Ltd.	14,117	95,194
Electric Utilities – 1.9%
CESC Ltd.	639,751	6,172,994
Power Grid Corp. of India Ltd.	10,900,463	25,299,786
Reliance Infrastructure Ltd.	1,813,522	12,570,951

Total Electric Utilities		44,043,731
Electrical Equipment – 1.2%
ABB India Ltd.	18,856	379,673
Amara Raja Batteries Ltd.	123,083	1,638,419
Bharat Heavy Electricals Ltd.	5,080,607	19,106,695
Havells India Ltd.	1,414,623	6,900,049

Total Electrical Equipment		28,024,836
Electronic Equipment, Instruments & Components – 0.3%
Redington India Ltd.	4,028,062	8,447,948
Energy Equipment & Services – 0.1%
Aban Offshore Ltd.	188,869	1,286,867
Food Products – 0.6%
Britannia Industries Ltd.	46,142	1,591,528
Kaveri Seed Co., Ltd.	23,917	376,385
KRBL Ltd.	1,356,478	3,607,882
McLeod Russel India Ltd.	332,583	1,272,538
Nestle India Ltd.	49,861	5,535,233
Rasoya Proteins Ltd.*	246,502	2,167
Tata Global Beverages Ltd.	814,937	1,937,683

Total Food Products		14,323,416
Gas Utilities – 1.1%
GAIL India Ltd.	3,115,130	19,303,664
Gujarat Gas Co., Ltd.	111,685	1,123,877
Gujarat State Petronet Ltd.	1,756,687	3,482,146
Indraprastha Gas Ltd.	403,752	2,706,142

Total Gas Utilities		26,615,829

Health Care Providers & Services – 0.2%
Apollo Hospitals Enterprise Ltd.	179,258	3,921,943
Fortis Healthcare Ltd.*	463,350	1,218,694

Total Health Care Providers & Services		5,140,637
Hotels, Restaurants & Leisure – 0.1%
Cox & Kings Ltd.	337,033	1,746,257
Jubilant Foodworks Ltd.*	26,725	631,322

Total Hotels, Restaurants & Leisure		2,377,579
Household Products – 1.3%
Hindustan Unilever Ltd.	2,110,749	29,463,215
Jyothy Laboratories Ltd.	84,422	360,587

Total Household Products		29,823,802
Independent Power and Renewable Electricity Producers – 2.9%
Jaiprakash Power Ventures Ltd.*	258,749	42,380
JSW Energy Ltd.	4,665,881	8,887,215
NHPC Ltd.	18,898,129	5,979,154
NTPC Ltd.	22,348,756	52,442,462
PTC India Ltd.	2,102,522	2,717,971

Total Independent Power and Renewable Electricity Producers		70,069,182
Industrial Conglomerates – 0.5%
Aditya Birla Nuvo Ltd.	245,273	6,521,278
Siemens Ltd.	241,356	5,386,821

Total Industrial Conglomerates		11,908,099
Insurance – 0.5%
Bajaj Finserv Ltd.	469,193	10,605,364
Max India Ltd.	164,698	1,134,941

Total Insurance		11,740,305
Internet Software & Services – 0.0%
Info Edge India Ltd.	50,116	672,604
Just Dial Ltd.	2,529	53,495

Total Internet Software & Services		726,099
IT Services – 17.9%
CMC Ltd.	43,908	1,343,524
eClerx Services Ltd.	107,607	2,726,316
Firstsource Solutions Ltd.*	1,453,986	716,756
HCL Technologies Ltd.	3,304,392	51,766,718
Hexaware Technologies Ltd.	1,644,083	8,211,056
Infosys Ltd.	5,633,226	199,683,881
Lycos Internet Ltd.*	1,481,135	678,071
Mindtree Ltd.	342,818	7,141,351
Mphasis Ltd.	487,481	3,002,100
Polaris Consulting & Services Ltd.	450,227	1,190,294
Tata Consultancy Services Ltd.	2,025,957	82,679,603
Tech Mahindra Ltd.	2,625,002	26,413,083
Vakrangee Ltd.	955,247	1,568,387
Wipro Ltd.	3,643,838	36,615,241

Total IT Services		423,736,381
Life Sciences Tools & Services – 0.3%
Divi’s Laboratories Ltd.	236,634	6,751,194

See Notes to Financial Statements.

72	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments (continued)

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2015

Investments	Shares	Value

Machinery – 0.6%
AIA Engineering Ltd.	46,930	$939,294
Cummins India Ltd.	417,385	5,873,486
Eicher Motors Ltd.	18,523	4,708,546
Escorts Ltd.	679,432	1,382,613
Thermax Ltd.	76,881	1,312,835

Total Machinery		14,216,774
Media – 0.7%
Eros International Media Ltd.*	90,550	580,215
HT Media Ltd.	596,903	1,187,010
Inox Leisure Ltd.*	82,247	221,647
Jagran Prakashan Ltd.	374,006	769,452
PVR Ltd.	26,641	282,198
Sun TV Network Ltd.	571,545	4,035,349
Zee Entertainment Enterprises Ltd.	1,980,146	10,813,381

Total Media		17,889,252
Metals & Mining – 4.2%
Bhushan Steel Ltd.	30,887	32,180
Hindalco Industries Ltd.	7,394,651	15,242,744
Hindustan Copper Ltd.	223,162	226,795
Hindustan Zinc Ltd.	2,904,924	7,526,750
Jindal Steel & Power Ltd.	2,914,206	7,301,668
JSW Steel Ltd.	345,148	4,999,803
Maharashtra Seamless Ltd.	93,995	296,113
National Aluminium Co., Ltd.	180,671	134,678
NMDC Ltd.	8,234,107	16,940,238
Sesa Sterlite Ltd.	9,683,973	29,323,685
Steel Authority of India Ltd.	8,789,093	9,465,852
Tata Steel Ltd.	1,675,237	8,479,078
Welspun Corp., Ltd.	714,197	614,553

Total Metals & Mining		100,584,137
Oil, Gas & Consumable Fuels – 15.5%
Bharat Petroleum Corp., Ltd.	1,602,824	20,766,119
Cairn India Ltd.	10,554,106	36,065,044
Coal India Ltd.	5,478,393	31,768,442
Great Eastern Shipping Co., Ltd. (The)	519,251	3,035,127
Gujarat Mineral Development Corp., Ltd.	991,145	1,776,201
Hindustan Petroleum Corp., Ltd.	843,601	8,759,364
Indian Oil Corp., Ltd.	2,251,081	13,260,537
Mangalore Refinery & Petrochemicals Ltd.*	219,060	235,928
Oil & Natural Gas Corp., Ltd.	15,769,865	77,197,214
Petronet LNG Ltd.	2,634,339	7,221,346
Reliance Industries Ltd.	12,624,536	166,629,250

Total Oil, Gas & Consumable Fuels		366,714,572
Paper & Forest Products – 0.0%
Nirvikara Paper Mills Ltd.†	17,299	0
Personal Products – 0.8%
Bajaj Corp., Ltd.	198,772	1,455,028
Colgate-Palmolive India Ltd.	82,777	2,664,340
Dabur India Ltd.	1,354,549	5,747,736
Emami Ltd.	28,070	449,075
Godrej Consumer Products Ltd.	417,072	6,937,399

Marico Ltd.	389,644	2,401,760

Total Personal Products		19,655,338
Pharmaceuticals – 4.8%
Aurobindo Pharma Ltd.	695,089	13,568,293
Cadila Healthcare Ltd.	235,835	6,563,905
Cipla Ltd.	1,404,629	15,990,859
Dr. Reddy’s Laboratories Ltd.	381,640	21,275,487
Glenmark Pharmaceuticals Ltd.	613,432	7,705,975
Merck Ltd.	47,573	691,954
Pfizer Ltd.	25,075	893,574
Sun Pharmaceutical Industries Ltd.	1,929,297	31,565,480
Suven Life Sciences Ltd.	159,105	729,789
Torrent Pharmaceuticals Ltd.	137,667	2,548,702
Wockhardt Ltd.	447,590	13,351,619

Total Pharmaceuticals		114,885,637
Real Estate Management & Development – 0.7%
Anant Raj Ltd.	379,817	242,160
DLF Ltd.	597,728	1,511,483
Godrej Properties Ltd.	52,564	210,949
Housing Development & Infrastructure Ltd.*	2,140,026	3,479,439
Kolte-Patil Developers Ltd.	69,172	246,430
Oberoi Realty Ltd.	648,535	2,946,744
Omaxe Ltd.	316,642	683,312
Prestige Estates Projects Ltd.	522,175	2,238,265
Sobha Ltd.	482,214	3,097,959
Sunteck Realty Ltd.	421,985	1,682,714
Unitech Ltd.*	4,138,824	1,068,084

Total Real Estate Management & Development		17,407,539
Software – 0.6%
Intellect Design Arena Ltd.*	895,803	1,534,487
KPIT Technologies Ltd.	954,368	2,874,637
NIIT Technologies Ltd.	447,331	2,496,798
Oracle Financial Services Software Ltd.	103,153	5,373,557
Tata Elxsi Ltd.	1,713	31,677
Zensar Technologies Ltd.	244,194	2,509,396

Total Software		14,820,552
Specialty Retail – 0.1%
PC Jeweller Ltd.	704,158	3,573,604
Textiles, Apparel & Luxury Goods – 0.3%
Arvind Ltd.	1,279,421	5,350,236
Bata India Ltd.	20,994	365,945
Vaibhav Global Ltd.	63,962	818,519
Welspun India Ltd.	79,963	454,559

Total Textiles, Apparel & Luxury Goods		6,989,259
Thrifts & Mortgage Finance – 9.6%
Dewan Housing Finance Corp., Ltd.	663,311	4,956,714
Housing Development Finance Corp., Ltd.	8,808,826	185,195,604
Indiabulls Housing Finance Ltd.	2,405,156	21,441,510
LIC Housing Finance Ltd.	2,238,271	15,651,132

Total Thrifts & Mortgage Finance		227,244,960

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	73

Schedule of Investments (concluded)

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2015

Investments	Shares	Value

Tobacco – 1.5%
ITC Ltd.	6,678,635	$34,774,525
Trading Companies & Distributors – 0.7%
Adani Enterprises Ltd.	1,602,773	15,759,774
Transportation Infrastructure – 0.5%
Adani Ports & Special Economic Zone Ltd.	2,334,567	11,497,270
Gateway Distriparks Ltd.	144,095	946,108
IL&FS Transportation Networks Ltd.	117,510	364,935

Total Transportation Infrastructure		12,808,313
Water Utilities – 0.0%
VA Tech Wabag Ltd.	23,284	304,959
Wireless Telecommunication Services – 1.5%
Bharti Airtel Ltd.	2,441,072	15,341,234
Bharti Infratel Ltd.	1,203,375	7,403,166
Idea Cellular Ltd.	3,309,645	9,730,945
Reliance Communications Ltd.*	3,829,689	3,625,831

Total Wireless Telecommunication Services		36,101,176
TOTAL COMMON STOCKS (Cost: $2,004,768,881)		2,366,473,756
TOTAL INVESTMENTS IN SECURITIES – 99.9% (Cost: $2,009,224,725)		2,370,920,611
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 0.1%		1,485,514

NET ASSETS – 100.0%		$2,372,406,125

Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

INR – Indian rupee

*	Non-income producing security.
†	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $0, which represents 0.0% of net assets.

See Notes to Financial Statements.

74	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Schedule of Investments

WisdomTree Middle East Dividend Fund (GULF)

March 31, 2015

Investments	Shares	Value

COMMON STOCKS – 98.4%
Bahrain – 2.7%
Ahli United Bank BSC	1,121,218	$909,650
Al-Salam Bank-Bahrain BSC	140,352	40,888

Total Bahrain		950,538
Egypt – 6.7%
Amer Group Holding	275,822	37,957
Commercial International Bank Egypt SAE	69,015	509,152
Eastern Tobacco	7,593	205,656
Heliopolis Co. for Housing and Construction SAE	4,963	42,696
Oriental Weavers	64,282	90,146
Sidi Kerir Petrochemicals Co.	192,030	377,262
Talaat Moustafa Group	93,623	128,225
Telecom Egypt Co.	617,913	905,402

Total Egypt		2,296,496
Jordan – 2.1%
Arab Bank PLC	78,304	711,855
Kuwait – 15.2%
Agility Public Warehousing Co. KSC	176,847	452,775
Burgan Bank SAK	71,200	107,717
Commercial Real Estate Co. KSC	392,204	118,672
Kuwait Finance House KSCP	225,177	501,641
Kuwait Food Co. Americana SAK	38,715	347,566
Kuwait International Bank KSCP	94,698	77,459
Kuwait Projects Co. Holding KSCP	140,284	298,526
Mabanee Co. SAK	59,754	196,697
Mobile Telecommunications Co. KSC	1,144,083	1,806,947
National Bank of Kuwait SAKP	502,426	1,336,462

Total Kuwait		5,244,462
Morocco – 6.5%
Maroc Telecom	166,896	2,228,150
Oman – 4.3%
Bank Muscat SAOG	284,853	389,176
Bank Sohar SAOG	123,152	60,136
National Bank of Oman SAOG	216,698	160,413
Oman Telecommunications Co. SAOG	194,576	849,059
Renaissance Services SAOG	24,827	23,860

Total Oman		1,482,644
Qatar – 32.7%
Al Khalij Commercial Bank QSC	34,086	188,251
Al Meera Consumer Goods Co. QSC	1,816	108,723
Barwa Real Estate Co.	39,219	485,761
Commercial Bank of Qatar QSC (The)	15,570	235,180
Doha Bank QSC	41,128	568,140
Doha Insurance Co. QSC	3,883	27,833
Ezdan Holding Group QSC	85,340	365,617
Gulf International Services OSC	5,046	133,036
Industries Qatar QSC	73,511	2,806,187
Mannai Corp. QSC	4,585	130,829
Masraf Al Rayan QSC	41,860	547,787
Mazaya Qatar Real Estate Development QSC	7,422	37,097
Medicare Group	1,347	52,641

National Leasing	6,462	36,824
Ooredoo QSC	20,389	558,265
Qatar Electricity & Water Co. QSC	8,218	440,776
Qatar Fuel Co. QSC	6,095	302,971
Qatar Gas Transport Co. Ltd.	53,401	328,509
Qatar Insurance Co. SAQ	7,601	165,745
Qatar International Islamic Bank QSC	13,054	281,067
Qatar Islamic Bank SAQ	17,317	472,725
Qatar Islamic Insurance Co. QSC	1,197	26,134
Qatar National Bank SAQ	49,240	2,616,667
Qatari Investors Group QSC	3,562	37,711
Salam International Investment Co.	11,827	43,037
United Development Co. QSC	25,775	149,359
Vodafone Qatar QSC	18,189	89,066
Widam Food Co.	1,416	22,905

Total Qatar		11,258,843
United Arab Emirates – 28.2%
Abu Dhabi Commercial Bank PJSC	695,166	1,224,570
Agthia Group PJSC	36,337	70,440
Al Waha Capital PJSC	223,758	174,235
Aldar Properties PJSC	540,810	348,967
Aramex PJSC	115,432	108,741
DP World Ltd.	35,404	764,726
Dubai Financial Market PJSC	450,365	185,154
Dubai Investments PJSC	260,406	170,158
Dubai Islamic Bank PJSC	440,437	743,475
Emaar Properties PJSC	306,243	550,302
First Gulf Bank PJSC	657,828	2,614,906
National Bank of Abu Dhabi PJSC	457,697	1,482,914
National Bank of Ras Al-Khaimah PSC (The)	323,836	709,761
National Central Cooling Co. PJSC	88,631	26,062
RAK Properties PJSC	389,242	67,825
Ras Al Khaimah Ceramics	114,883	121,986
Union National Bank PJSC	218,509	336,131

Total United Arab Emirates		9,700,353
TOTAL COMMON STOCKS (Cost: $32,303,562)		33,873,341
CONVERTIBLE BONDS – 0.1%
Oman – 0.1%
Bank Muscat SAOG
4.50%, 3/20/17	48,842 OMR	13,320
3.50%, 3/19/18	38,597 OMR	10,025

TOTAL CONVERTIBLE BONDS (Cost: $22,838)		23,345
TOTAL INVESTMENTS IN SECURITIES – 98.5% (Cost: $32,326,400)		33,896,686
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 1.5%		523,802

NET ASSETS – 100.0%		$34,420,488

Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

OMR – Omani rial

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	75

Statements of Assets and Liabilities

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

March 31, 2015

	WisdomTree Asia Pacific ex-Japan Fund	WisdomTree China Dividend ex-Financials Fund	WisdomTree Commodity Country Equity Fund	WisdomTree Emerging Markets Consumer Growth Fund	WisdomTree Emerging Markets Dividend Growth Fund
ASSETS:

Investments, at cost	$44,309,937	$18,502,947	$15,425,524	$20,356,451	$42,026,907

Investment in affiliates, at cost (Note 8)	—	—	20,779	—	—

Foreign currency, at cost	15,355	12,683	12,089	1,831	11,678
Investments in securities, at value (including securities on loan) (Note 2)[1]	49,029,837	19,103,253	13,117,758	21,012,077	41,589,234

Investment in affiliates, at value (Note 8)	—	—	19,013	—	—

Cash	323	378	23,200	4,824	—

Foreign currency, at value	15,354	12,683	12,130	1,828	11,674

Unrealized appreciation on forward foreign currency contracts	—	—	13	2,298	400

Receivables:

Investment securities sold	132,677	155,010	—	111,252	239,095

Dividends and interest	180,143	6,448	46,378	39,881	143,367

Foreign tax reclaims	—	—	16,467	—	—
Total Assets	49,358,334	19,277,772	13,234,959	21,172,160	41,983,770
LIABILITIES:

Due to custodian	—	—	—	—	2,319

Unrealized depreciation on forward foreign currency contracts	168	3	48	1,518	138

Payables:

Investment of cash collateral for securities loaned (Note 2)	2,197,864	2,523,384	1,847,634	1,174,435	840,266

Investment securities purchased	104,215	160,944	35,627	73,482	174,586

Advisory fees (Note 3)	19,128	8,503	5,941	10,435	21,938

Service fees (Note 2)	175	59	45	73	153
Total Liabilities	2,321,550	2,692,893	1,889,295	1,259,943	1,039,400
NET ASSETS	$47,036,784	$16,584,879	$11,345,664	$19,912,217	$40,944,370
NET ASSETS:

Paid-in capital	$66,447,404	$18,113,928	$31,232,563	$20,123,842	$43,466,810

Undistributed net investment income	59,872	4,102	48,368	60,717	184,912

Accumulated net realized loss on investments, forward foreign currency contracts and foreign currency related transactions	(24,189,603)	(2,133,459)	(17,624,231)	(926,892)	(2,268,772)

Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	4,719,111	600,308	(2,311,036)	654,550	(438,580)
NET ASSETS	$47,036,784	$16,584,879	$11,345,664	$19,912,217	$40,944,370
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	700,000	300,000	450,000	800,000	1,700,000
Net asset value per share	$67.20	$55.28	$25.21	$24.89	$24.08
[1]	Market value of securities out on loan were as follows: $2,190,924, $2,533,746, $1,930,779, $1,224,935 and $805,106, respectively.

See Notes to Financial Statements.

76	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Statements of Assets and Liabilities (continued)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

March 31, 2015

	WisdomTree Emerging Markets Equity Income Fund	WisdomTree Emerging Markets ex- State-Owned Enterprises Fund	WisdomTree Emerging Markets SmallCap Dividend Fund	WisdomTree Global Equity Income Fund	WisdomTree Global ex-U.S. Dividend Growth Fund
ASSETS:

Investments, at cost	$2,526,348,138	$10,128,067	$1,386,179,174	$102,445,784	$85,483,795

Investment in affiliates, at cost (Note 8)	2,075,463	—	114,518	147,605	120,793

Foreign currency, at cost	5,084,567	12,909	4,953,534	69,343	90,528
Investments in securities, at value (including securities on loan) (Note 2)[1]	2,249,764,056	10,223,601	1,478,978,822	113,297,666	91,497,393

Investment in affiliates, at value (Note 8)	2,103,933	—	115,388	145,844	118,223

Cash	4,129,320	5,595	—	131,408	83,074

Foreign currency, at value	5,090,057	12,889	4,952,191	69,116	89,548

Unrealized appreciation on forward foreign currency contracts	34,089	—	14,426	112	—

Receivables:

Investment securities sold	26,624,433	—	4,123,140	94,389	24,511

Dividends and interest	4,789,957	19,168	5,896,207	372,960	149,811

Foreign tax reclaims	1,922	—	—	107,509	81,912
Total Assets	2,292,537,767	10,261,253	1,494,080,174	114,219,004	92,044,472
LIABILITIES:

Due to custodian	—	—	119,551	—	—

Unrealized depreciation on forward foreign currency contracts	39,664	—	11,018	145	—

Payables:

Investment of cash collateral for securities loaned (Note 2)	100,263,965	178,829	72,570,143	12,301,912	5,648,910

Investment securities purchased	12,018,823	8,256	6,943,664	147,605	—

Capital shares redeemed	19,487,607	—	—	—	—

Advisory fees (Note 3)	1,162,429	4,889	761,268	50,964	42,303

Service fees (Note 2)	8,127	37	5,320	387	321
Total Liabilities	132,980,615	192,011	80,410,964	12,501,013	5,691,534
NET ASSETS	$2,159,557,152	$10,069,242	$1,413,669,210	$101,717,991	$86,352,938
NET ASSETS:

Paid-in capital	$3,397,120,612	$10,000,100	$1,697,536,579	$119,006,582	$106,091,008

Undistributed net investment income	482,542	30,495	2,021,960	241,431	243,441

Accumulated net realized loss on investments, forward foreign currency contracts and foreign currency related transactions	(961,386,019)	(56,568)	(378,591,037)	(28,369,604)	(25,983,079)

Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(276,659,983)	95,215	92,701,708	10,839,582	6,001,568
NET ASSETS	$2,159,557,152	$10,069,242	$1,413,669,210	$101,717,991	$86,352,938
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	50,600,000	400,004	31,800,000	2,300,000	1,700,000
Net asset value per share	$42.68	$25.17	$44.46	$44.23	$50.80
[1]	Market value of securities out on loan were as follows: $133,760,007, $169,229, $117,165,822, $15,164,926 and $5,749,279, respectively.

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	77

Statements of Assets and Liabilities (concluded)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

March 31, 2015

	WisdomTree Global ex-U.S. Real Estate Fund	WisdomTree Global ex-U.S. Utilities Fund	WisdomTree Global Natural Resources Fund	WisdomTree India Earnings Fund[1]	WisdomTree Middle East Dividend Fund
ASSETS:

Investments, at cost	$120,745,592	$23,979,043	$28,883,588	$2,009,224,725	$32,326,400

Investment in affiliates, at cost (Note 8)	—	20,977	8,510	—	—

Foreign currency, at cost	909,104	5,626	24,284	1,399,170	196,791
Investments in securities, at value (including securities on loan) (Note 2)[2]	132,261,867	22,375,909	21,961,165	2,370,920,611	33,896,686

Investment in affiliates, at value (Note 8)	—	21,659	8,735	—	—

Cash	104,188	293	4,898	1,515,972	4,193

Foreign currency, at value	908,515	5,492	24,133	1,399,151	196,779

Unrealized appreciation on forward foreign currency contracts	1,228	—	18	—	—

Receivables:

Dividends and interest	327,450	39,463	57,868	4,720,416	349,079

Investment securities sold	453,954	—	—	—	—

Foreign tax reclaims	19,076	9,584	11,100	—	—
Total Assets	134,076,278	22,452,400	22,067,917	2,378,556,150	34,446,737
LIABILITIES:

Unrealized depreciation on forward foreign currency contracts	3,055	9	8	—	32

Payables:

Investment of cash collateral for securities loaned (Note 2)	11,108,311	2,317,644	4,091,821	—	—

Investment securities purchased	1,345,098	—	—	4,446,854	—

Advisory fees (Note 3)	59,362	9,890	9,045	1,694,190	26,087

Service fees (Note 2)	451	75	69	8,981	130
Total Liabilities	12,516,277	2,327,618	4,100,943	6,150,025	26,249
NET ASSETS	$121,560,001	$20,124,782	$17,966,974	$2,372,406,125	$34,420,488
NET ASSETS:

Paid-in capital	$171,965,845	$49,633,678	$44,356,523	$2,356,886,869	$39,820,708

Undistributed (Distributions in excess of) net investment income	(1,992,495)	25,574	1,817	4,961,413	852,852

Accumulated net realized loss on investments, forward foreign currency contracts and foreign currency related transactions	(59,923,485)	(27,929,422)	(19,466,785)	(351,136,539)	(7,823,257)

Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	11,510,136	(1,605,048)	(6,924,581)	361,694,382	1,570,185
NET ASSETS	$121,560,001	$20,124,782	$17,966,974	$2,372,406,125	$34,420,488
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	4,100,000	1,150,000	1,150,000	104,800,000	1,700,000
Net asset value per share	$29.65	$17.50	$15.62	$22.64	$20.25
[1]	Consolidated.

[2]	Market value of securities out on loan were as follows: $10,757,826, $2,331,152, $4,229,658, $0 and $0, respectively.

See Notes to Financial Statements.

78	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Statements of Operations

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

For the Year Ended March 31, 2015

	WisdomTree Asia Pacific ex-Japan Fund	WisdomTree China Dividend ex-Financials Fund	WisdomTree Commodity Country Equity Fund	WisdomTree Emerging Markets Consumer Growth Fund	WisdomTree Emerging Markets Dividend Growth Fund
INVESTMENT INCOME:

Dividends[1]	$1,861,222	$533,108	$797,172	$505,269	$950,324

Dividends from affiliates (Note 8)	1,592	—	1,567	—	—

Interest	4	—	2	3	5

Securities lending income (Note 2)	12,603	39,107	31,869	4,030	5,095
Total investment income	1,875,421	572,215	830,610	509,302	955,424
EXPENSES:

Advisory fees (Note 3)	233,517	113,663	99,446	127,722	196,781

Service fees (Note 2)	2,141	794	754	892	1,374

Proxy fees (Note 2)	3,442	921	1,360	553	904
Total expenses	239,100	115,378	101,560	129,167	199,059
Expense waivers (Note 3)	(72)	—	(68)	—	—
Net expenses	239,028	115,378	101,492	129,167	199,059
Net investment income	1,636,393	456,837	729,118	380,135	756,365
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[2]	134,636	(1,193,271)	(670,594)	(885,471)	(2,177,670)

Investment transactions in affiliates (Note 8)	(5,532)	—	(8,703)	—	—

In-kind redemptions	760,414	1,216,017	536,333	713,375	801,601

In-kind redemptions in affiliates (Note 8)	16	—	(162)	—	—

Forward foreign currency contracts and foreign currency related transactions	(15,114)	12	(7,822)	(10,785)	(11,600)
Net realized gain (loss)	874,420	22,758	(150,948)	(182,881)	(1,387,669)
Net change in unrealized appreciation (depreciation) from:

Investment transactions[3]	342,728	1,786,690	(2,809,505)	467,506	(646,877)

Forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(4,032)	2	(4,354)	(1,720)	(1,281)
Net change in unrealized appreciation (depreciation)	338,696	1,786,692	(2,813,859)	465,786	(648,158)
Net realized and unrealized gain (loss) on investments	1,213,116	1,809,450	(2,964,807)	282,905	(2,035,827)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,849,509	$2,266,287	$(2,235,689)	$663,040	$(1,279,462)
[1]	Net of foreign withholding tax of $130,166, $40,428, $127,686, $58,712 and $123,890, respectively.

[2]	Net of foreign capital gains tax withheld of $0, $0, $0, $15,859 and $0, respectively.

[3]	Net reversal of deferred foreign capital gain tax of $0, $0, $0, $10,535 and $0, respectively.

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	79

Statements of Operations (continued)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

For the Year or Period Ended March 31, 2015

	WisdomTree Emerging Markets Equity Income Fund	WisdomTree Emerging Markets ex- State-Owned Enterprises Fund[1]	WisdomTree Emerging Markets SmallCap Dividend Fund	WisdomTree Global Equity Income Fund	WisdomTree Global ex-U.S. Dividend Growth Fund
INVESTMENT INCOME:

Dividends[2]	$164,265,256	$44,747	$60,097,748	$5,135,425	$1,869,411

Dividends from affiliates (Note 8)	10,814	—	100,442	12,153	6,072

Interest	45	—	—	—	—

Securities lending income (Note 2)	2,069,612	56	1,637,076	133,804	34,709
Total investment income	166,345,727	44,803	61,835,266	5,281,382	1,910,192
EXPENSES:

Advisory fees (Note 3)	20,581,626	17,774	11,191,956	680,808	420,763

Service fees (Note 2)	143,745	136	78,166	5,165	3,192

Proxy fees (Note 2)	185,467	—	71,791	5,326	2,702
Total expenses	20,910,838	17,910	11,341,913	691,299	426,657
Expense waivers (Note 3)	(2,589)	—	(12,625)	(309)	(268)
Net expenses	20,908,249	17,910	11,329,288	690,990	426,389
Net investment income	145,437,478	26,893	50,505,978	4,590,392	1,483,803
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(246,601,540)	(18,409)	(123,107,656)	387,746	(406,351)

Investment transactions in affiliates (Note 8)	—	—	71,642	(26,719)	(7,085)

In-kind redemptions	25,366,146	—	74,951,309	3,806,854	—

In-kind redemptions in affiliates (Note 8)	1,779	—	(10,866)	98	—

Forward foreign currency contracts and foreign currency related transactions	(1,751,733)	(14,121)	(669,013)	(43,799)	(29,315)
Net realized gain (loss)	(222,985,348)	(32,530)	(48,764,584)	4,124,180	(442,751)
Net change in unrealized appreciation (depreciation) from:

Investment transactions	(206,066,650)	95,534	(41,290,641)	(11,992,391)	(1,217)

Forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(145,884)	(319)	(145,994)	(18,299)	(12,232)
Net change in unrealized appreciation (depreciation)	(206,212,534)	95,215	(41,436,635)	(12,010,690)	(13,449)
Net realized and unrealized gain (loss) on investments	(429,197,882)	62,685	(90,201,219)	(7,886,510)	(456,200)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(283,760,404)	$89,578	$(39,695,241)	$(3,296,118)	$1,027,603
[1]	For the period December 10, 2014 (commencement of operations) through March 31, 2015.

[2]	Net of foreign withholding tax of $21,345,299, $8,033, $9,310,024, $387,882 and $196,537, respectively.

See Notes to Financial Statements.

80	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Statements of Operations (concluded)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

For the Year Ended March 31, 2015

	WisdomTree Global ex-U.S. Real Estate Fund	WisdomTree Global ex-U.S. Utilities Fund	WisdomTree Global Natural Resources Fund	WisdomTree India Earnings Fund[1]	WisdomTree Middle East Dividend Fund
INVESTMENT INCOME:

Dividends[2]	$7,210,797	$1,145,973	$848,134	$34,445,000	$2,131,414

Dividends from affiliates (Note 8)	7,990	3,899	1,597	—	—

Interest	—	—	—	—	427

Securities lending income (Note 2)	50,167	37,212	62,798	—	—
Total investment income	7,268,954	1,187,084	912,529	34,445,000	2,131,841
EXPENSES:

Advisory fees (Note 3)	726,803	137,645	124,984	15,623,381	491,603

Service fees (Note 2)	5,514	1,044	948	82,823	2,458

Interest expense (Note 9)	—	—	—	102,633	—

Proxy fees (Note 2)	7,151	1,884	1,566	33,120	1,907
Total expenses	739,468	140,573	127,498	15,841,957	495,968
Expense waivers (Note 3)	(715)	(35)	(7)	—	—
Net expenses	738,753	140,538	127,491	15,841,957	495,968
Net investment income	6,530,201	1,046,546	785,038	18,603,043	1,635,873
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(292,585)	(972,862)	(1,849,861)	46,515,664	1,528,932

Investment transactions in affiliates (Note 8)	(65,035)	(4,666)	(320)	—	—

In-kind redemptions	6,031,103	1,449,802	54,146	—	—

In-kind redemptions in affiliates (Note 8)	(1,155)	—	(9)	—	—

Forward foreign currency contracts and foreign currency related transactions	(34,864)	(26,888)	(8,379)	(858,229)	(144,763)
Net realized gain (loss)	5,637,464	445,386	(1,804,423)	45,657,435	1,384,169
Net change in unrealized appreciation (depreciation) from:

Investment transactions	2,117,284	(2,985,585)	(4,350,213)	132,196,159	(7,394,329)

Forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(8,553)	(2,999)	(3,229)	42,301	7
Net change in unrealized appreciation (depreciation)	2,108,731	(2,988,584)	(4,353,442)	132,238,460	(7,394,322)
Net realized and unrealized gain (loss) on investments	7,746,195	(2,543,198)	(6,157,865)	177,895,895	(6,010,153)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,276,396	$(1,496,652)	$(5,372,827)	$196,498,938	$(4,374,280)
[1]	Consolidated.

[2]	Net of foreign withholding tax of $502,773, $148,149, $78,617, $0 and $106,915, respectively.

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	81

Statements of Changes in Net Assets

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

	WisdomTree Asia Pacific ex-Japan Fund		WisdomTree China Dividend ex-Financials Fund		WisdomTree Commodity Country Equity Fund
	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$1,636,393	$2,529,926	$456,837	$697,375	$729,118	$842,377

Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	874,420	485,059	22,758	(1,087,573)	(150,948)	(908,730)

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	338,696	(5,832,833)	1,786,692	(754,712)	(2,813,859)	(83,276)
Net increase (decrease) in net assets resulting from operations	2,849,509	(2,817,848)	2,266,287	(1,144,910)	(2,235,689)	(149,629)
DIVIDENDS:

Net investment income	(1,585,507)	(2,489,523)	(427,018)	(717,428)	(754,412)	(815,003)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	—	—	2,565,916	—	—	—

Cost of shares redeemed	(6,805,857)	(38,300,577)	(5,215,961)	(17,073,389)	(7,186,372)	(1,512,206)
Net decrease in net assets resulting from capital share transactions	(6,805,857)	(38,300,577)	(2,650,045)	(17,073,389)	(7,186,372)	(1,512,206)
Net Decrease in Net Assets	(5,541,855)	(43,607,948)	(810,776)	(18,935,727)	(10,176,473)	(2,476,838)
NET ASSETS:

Beginning of period	$52,578,639	$96,186,587	$17,395,655	$36,331,382	$21,522,137	$23,998,975

End of period	$47,036,784	$52,578,639	$16,584,879	$17,395,655	$11,345,664	$21,522,137
Undistributed (Distributions in excess of) net investment income included in net assets at end of period	$59,872	$23,148	$4,102	$(25,729)	$48,368	$79,659
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	800,000	1,400,000	350,000	700,002	700,000	750,000

Shares created	—	—	50,000	—	—	—

Shares redeemed	(100,000)	(600,000)	(100,000)	(350,002)	(250,000)	(50,000)
Shares outstanding, end of period	700,000	800,000	300,000	350,000	450,000	700,000

See Notes to Financial Statements.

82	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Statements of Changes in Net Assets (continued)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

	WisdomTree Emerging Markets Consumer Growth Fund		WisdomTree Emerging Markets Dividend Growth Fund		WisdomTree Emerging Markets Equity Income Fund
	For the Year Ended March 31, 2015	For the Period September 27, 2013* through March 31, 2014	For the Year Ended March 31, 2015	For the Period August 1, 2013* through March 31, 2014	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$380,135	$86,756	$756,365	$216,062	$145,437,478	$205,421,038

Net realized loss on investments, forward foreign currency contracts and foreign currency related transactions	(182,881)	(28,862)	(1,387,669)	(78,736)	(222,985,348)	(286,034,186)

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	465,786	188,764	(648,158)	209,578	(206,212,534)	(311,092,877)
Net increase (decrease) in net assets resulting from operations	663,040	246,658	(1,279,462)	346,904	(283,760,404)	(391,706,025)
DIVIDENDS:

Net investment income	(374,552)	(42,861)	(632,102)	(158,839)	(150,590,028)	(205,548,331)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	2,439,400	19,443,684	27,936,634	19,751,405	102,476,902	673,784,277

Cost of shares redeemed	(2,463,158)	(94)	(5,020,174)	(96)	(1,397,423,523)	(1,662,744,077)
Net increase (decrease) in net assets resulting from capital share transactions	(23,758)	19,443,590	22,916,460	19,751,309	(1,294,946,621)	(988,959,800)
Net Increase (Decrease) in Net Assets	264,730	19,647,387	21,004,896	19,939,374	(1,729,297,053)	(1,586,214,156)
NET ASSETS:

Beginning of period	$19,647,487	$100	$19,939,474	$100	$3,888,854,205	$5,475,068,361

End of period	$19,912,217	$19,647,487	$40,944,370	$19,939,474	$2,159,557,152	$3,888,854,205
Undistributed net investment income included in net assets at end of period	$60,717	$54,931	$184,912	$64,853	$482,542	$7,748,713
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	800,000	4	800,000	4	79,000,000	99,900,000

Shares created	100,000	800,000	1,100,000	800,000	2,200,000	13,300,000

Shares redeemed	(100,000)	(4)	(200,000)	(4)	(30,600,000)	(34,200,000)
Shares outstanding, end of period	800,000	800,000	1,700,000	800,000	50,600,000	79,000,000
*	Commencement of operations.

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	83

Statements of Changes in Net Assets (continued)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

	WisdomTree Emerging Markets ex-State- Owned Enterprises Fund	WisdomTree Emerging Markets SmallCap Dividend Fund		WisdomTree Global Equity Income Fund
	For the Period December 10, 2014* through March 31, 2015	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$26,893	$50,505,978	$49,362,809	$4,590,392	$5,216,677

Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	(32,530)	(48,764,584)	(55,875,271)	4,124,180	(4,113,299)

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	95,215	(41,436,635)	(86,026,596)	(12,010,690)	12,797,532
Net increase (decrease) in net assets resulting from operations	89,578	(39,695,241)	(92,539,058)	(3,296,118)	13,900,910
DIVIDENDS:

Net investment income	(20,436)	(51,526,431)	(54,318,601)	(4,555,009)	(5,168,178)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	10,000,000	197,770,356	593,919,699	2,283,977	11,320,726

Cost of shares redeemed	—	(507,206,009)	(106,834,506)	(16,241,360)	—
Net increase (decrease) in net assets resulting from capital share transactions	10,000,000	(309,435,653)	487,085,193	(13,957,383)	11,320,726
Net Increase (Decrease) in Net Assets	10,069,142	(400,657,325)	340,227,534	(21,808,510)	20,053,458
NET ASSETS:

Beginning of period	$100	$1,814,326,535	$1,474,099,001	$123,526,501	$103,473,043

End of period	$10,069,242	$1,413,669,210	$1,814,326,535	$101,717,991	$123,526,501
Undistributed net investment income included in net assets at end of period	$30,495	$2,021,960	$1,932,638	$241,431	$256,630
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	4	39,100,000	28,800,000	2,600,000	2,350,000

Shares created	400,000	4,200,000	12,600,000	50,000	250,000

Shares redeemed	—	(11,500,000)	(2,300,000)	(350,000)	—
Shares outstanding, end of period	400,004	31,800,000	39,100,000	2,300,000	2,600,000
*	Commencement of operations.

See Notes to Financial Statements.

84	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Statements of Changes in Net Assets (continued)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

	WisdomTree Global ex-U.S. Dividend Growth Fund		WisdomTree Global ex-U.S. Real Estate Fund		WisdomTree Global ex-U.S. Utilities Fund
	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$1,483,803	$1,879,048	$6,530,201	$4,233,371	$1,046,546	$1,398,657

Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	(442,751)	(1,376,995)	5,637,464	444,958	445,386	(2,837,011)

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(13,449)	(135,134)	2,108,731	(8,262,076)	(2,988,584)	5,329,144
Net increase (decrease) in net assets resulting from operations	1,027,603	366,919	14,276,396	(3,583,747)	(1,496,652)	3,890,790
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(1,355,492)	(1,834,214)	(5,988,422)	(4,770,599)	(1,013,012)	(1,422,728)

Return of capital	—	—	—	(401,422)	—	—
Total dividends and distributions	(1,355,492)	(1,834,214)	(5,988,422)	(5,172,021)	(1,013,012)	(1,422,728)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	24,669,241	4,797,457	13,323,866	26,922,169	1,019,963	893,648

Cost of shares redeemed	—	(29,295,190)	(27,775,762)	(4,073,300)	(8,632,891)	(10,548,693)
Net increase (decrease) in net assets resulting from capital share transactions	24,669,241	(24,497,733)	(14,451,896)	22,848,869	(7,612,928)	(9,655,045)
Net Increase (Decrease) in Net Assets	24,341,352	(25,965,028)	(6,163,922)	14,093,101	(10,122,592)	(7,186,983)
NET ASSETS:

Beginning of period	$62,011,586	$87,976,614	$127,723,923	$113,630,822	$30,247,374	$37,434,357

End of period	$86,352,938	$62,011,586	$121,560,001	$127,723,923	$20,124,782	$30,247,374
Undistributed (Distributions in excess of) net investment income included in net assets at end of period	$243,441	$166,028	$(1,992,495)	$(6,751,704)	$25,574	$31,800
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	1,200,000	1,700,000	4,600,000	3,800,000	1,550,000	2,100,000

Shares created	500,000	100,000	450,000	950,000	50,000	50,000

Shares redeemed	—	(600,000)	(950,000)	(150,000)	(450,000)	(600,000)
Shares outstanding, end of period	1,700,000	1,200,000	4,100,000	4,600,000	1,150,000	1,550,000

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	85

Statements of Changes in Net Assets (concluded)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

	WisdomTree Global Natural Resources Fund		WisdomTree India Earnings Fund[1]		WisdomTree Middle East Dividend Fund
	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$785,038	$809,684	$18,603,043	$13,634,279	$1,635,873	$1,664,031

Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	(1,804,423)	(1,920,540)	45,657,435	(132,148,355)	1,384,169	203,740

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(4,353,442)	357,387	132,238,460	192,991,984	(7,394,322)	7,294,584
Net increase (decrease) in net assets resulting from operations	(5,372,827)	(753,469)	196,498,938	74,477,908	(4,374,280)	9,162,355
DIVIDENDS:

Net investment income	(818,563)	(785,058)	(13,679,148)	(11,794,964)	(1,679,464)	(1,267,094)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	4,589,603	—	1,402,033,920	253,828,101	35,127,164	31,324,349

Cost of shares redeemed	(2,814,089)	(1,042,425)	(151,511,226)	(448,521,614)	(48,370,043)	—
Net increase (decrease) in net assets resulting from capital share transactions	1,775,514	(1,042,425)	1,250,522,694	(194,693,513)	(13,242,879)	31,324,349
Net Increase (Decrease) in Net Assets	(4,415,876)	(2,580,952)	1,433,342,484	(132,010,569)	(19,296,623)	39,219,610
NET ASSETS:

Beginning of period	$22,382,850	$24,963,802	$939,063,641	$1,071,074,210	$53,717,111	$14,497,501

End of period	$17,966,974	$22,382,850	$2,372,406,125	$939,063,641	$34,420,488	$53,717,111
Undistributed net investment income included in net assets at end of period	$1,817	$50,346	$4,961,413	$870,892	$852,852	$501,227
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	1,050,000	1,100,000	49,600,000	59,600,000	2,400,000	900,000

Shares created	250,000	—	62,000,000	16,800,000	1,500,000	1,500,000

Shares redeemed	(150,000)	(50,000)	(6,800,000)	(26,800,000)	(2,200,000)	—
Shares outstanding, end of period	1,150,000	1,050,000	104,800,000	49,600,000	1,700,000	2,400,000
[1]	Consolidated.

See Notes to Financial Statements.

86	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Financial Highlights

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Asia Pacific ex-Japan Fund	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Period Ended March 28, 2013	For the Year Ended March 31, 2012[1]	For the Year Ended March 31, 2011
Net asset value, beginning of period	$65.72	$68.70	$64.05	$67.99	$61.40
Investment operations:
Net investment income[2]	2.29	2.25	2.27	2.14	2.51
Net realized and unrealized gain (loss)	1.46	(3.01)	4.65	(3.85)	6.59
Total from investment operations	3.75	(0.76)	6.92	(1.71)	9.10
Dividends to shareholders:
Net investment income	(2.27)	(2.22)	(2.27)	(2.23)	(2.51)
Net asset value, end of period	$67.20	$65.72	$68.70	$64.05	$67.99

TOTAL RETURN[3]	5.71%	(0.98)%	11.18%	(2.22)%	15.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$47,037	$52,579	$96,187	$89,672	$88,388
Ratios to average net assets[4] of:
Expenses[6]	0.49%[5]	0.48%[7]	0.48%[7]	0.48%	0.48%
Net investment income	3.36%	3.35%[7]	3.53%[7]	3.42%	4.05%
Portfolio turnover rate[8]	17%	21%	26%	60%	27%

WisdomTree China Dividend ex-Financials Fund	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Period September 19, 2012* through March 28, 2013
Net asset value, beginning of period	$49.70	$51.90	$50.02
Investment operations:
Net investment income (loss)[2]	1.33	1.39	(0.14)
Net realized and unrealized gain (loss)	5.48	(2.15)	2.02
Total from investment operations	6.81	(0.76)	1.88
Dividends to shareholders:
Net investment income	(1.23)	(1.44)	—
Net asset value, end of period	$55.28	$49.70	$51.90

TOTAL RETURN[3]	13.86%	(1.32)%	3.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$16,585	$17,396	$36,331
Ratios to average net assets of:
Expenses	0.64%[9]	0.63%[7]	0.63%[7]
Net investment income (loss)	2.53%	2.75%[7]	(0.51)%[7]
Portfolio turnover rate[8]	30%	21%	0%
*	Commencement of operations.

[1]

The information reflects the investment objective and strategy of the WisdomTree Pacific ex-Japan Total Dividend Fund through June 19, 2011 and the investment objective and strategy of the WisdomTree Asia Pacific ex-Japan Fund thereafter.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment adviser waived advisory fees for the WisdomTree Asia Pacific ex-Japan Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[5]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.48%.

[6]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[7]	Annualized.

[8]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

[9]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.63%.

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	87

Financial Highlights (continued)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Commodity Country Equity Fund	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Period Ended March 28, 2013	For the Year Ended March 31, 2012[1]	For the Year Ended March 31, 2011
Net asset value, beginning of period	$30.75	$32.00	$31.44	$33.21	$28.90
Investment operations:
Net investment income[2]	1.25	1.14	1.13	1.09	0.53
Net realized and unrealized gain (loss)	(5.49)	(1.29)	0.56	(1.76)	4.33
Total from investment operations	(4.24)	(0.15)	1.69	(0.67)	4.86
Dividends to shareholders:
Net investment income	(1.30)	(1.10)	(1.13)	(1.10)	(0.55)
Net asset value, end of period	$25.21	$30.75	$32.00	$31.44	$33.21

TOTAL RETURN[3]	(14.32)%	(0.22)%	5.72%	(1.77)%	17.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$11,346	$21,522	$23,999	$31,439	$43,172
Ratios to average net assets[4] of:
Expenses[6]	0.59%[5]	0.58%[7]	0.58%[7]	0.58%	0.58%
Net investment income	4.25%	3.75%[7]	3.71%[7]	3.52%	1.86%
Portfolio turnover rate[8]	20%	23%	22%	116%	35%

WisdomTree Emerging Markets Consumer Growth Fund	For the Year Ended March 31, 2015	For the Period September 27, 2013* through March 31, 2014
Net asset value, beginning of period	$24.56	$24.79
Investment operations:
Net investment income[2]	0.48	0.17
Net realized and unrealized gain (loss)	0.32	(0.33)
Total from investment operations	0.80	(0.16)
Dividends to shareholders:
Net investment income	(0.47)	(0.07)
Net asset value, end of period	$24.89	$24.56

TOTAL RETURN[3]	3.24%	(0.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$19,912	$19,647
Ratios to average net assets of:
Expenses	0.64%[9]	0.63%[7]
Net investment income	1.88%	1.46%[7]
Portfolio turnover rate[8]	41%	7%
*	Commencement of operations.

[1]

The information reflects the investment objective and strategy of the WisdomTree International Basic Materials Sector Fund through June 19, 2011 and the investment objective and strategy of the WisdomTree Commodity Country Equity Fund thereafter.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment adviser waived advisory fees for the WisdomTree Commodity Country Equity Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[5]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.58%.

[6]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[7]	Annualized.

[8]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

[9]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.63%.

See Notes to Financial Statements.

88	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Financial Highlights (continued)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets Dividend Growth Fund	For the Year Ended March 31, 2015	For the Period August 1, 2013* through March 31, 2014
Net asset value, beginning of period	$24.92	$25.22
Investment operations:
Net investment income[1]	0.61	0.33
Net realized and unrealized loss	(0.87)	(0.42)
Total from investment operations	(0.26)	(0.09)
Dividends to shareholders:
Net investment income	(0.58)	(0.21)
Net asset value, end of period	$24.08	$24.92

TOTAL RETURN[2]	(1.19)%	(0.33)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$40,944	$19,939
Ratios to average net assets of:
Expenses	0.64%[3]	0.63%[4]
Net investment income	2.42%	2.03%[4]
Portfolio turnover rate[5]	47%	3%

WisdomTree Emerging Markets Equity Income Fund	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Period Ended March 28, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of period	$49.23	$54.81	$57.34	$60.51	$52.02
Investment operations:
Net investment income[1]	2.16	2.16	1.78	2.25	1.89
Net realized and unrealized gain (loss)	(6.57)	(5.60)	(2.50)	(3.11)	8.55
Total from investment operations	(4.41)	(3.44)	(0.72)	(0.86)	10.44
Dividends to shareholders:
Net investment income	(2.14)	(2.14)	(1.81)	(2.31)	(1.95)
Net asset value, end of period	$42.68	$49.23	$54.81	$57.34	$60.51

TOTAL RETURN[2]	(9.40)%	(6.22)%	(1.05)%	(1.03)%	20.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,159,557	$3,888,854	$5,475,068	$3,640,891	$1,325,257
Ratios to average net assets[6] of:
Expenses[7]	0.64%[3]	0.63%[4]	0.63%[4]	0.63%	0.63%
Net investment income	4.45%	4.20%[4]	3.32%[4]	4.12%	3.47%
Portfolio turnover rate[5]	39%	39%	47%	37%	33%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment adviser waived advisory fees for the WisdomTree Emerging Market Equity Income Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.63%.

[4]	Annualized.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

[6]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[7]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	89

Financial Highlights (continued)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund	For the Period December 10, 2014* through March 31, 2015
Net asset value, beginning of period	$24.59
Investment operations:
Net investment income[1]	0.07
Net realized and unrealized gain	0.56
Total from investment operations	0.63
Dividends to shareholders:
Net investment income	(0.05)
Net asset value, end of period	$25.17

TOTAL RETURN[2]	2.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$10,069
Ratios to average net assets of:
Expenses	0.58%[3]
Net investment income	0.88%[3]
Portfolio turnover rate[4]	2%

WisdomTree Emerging Markets SmallCap Dividend Fund	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Period Ended March 28, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of period	$46.40	$51.18	$47.80	$53.30	$44.51
Investment operations:
Net investment income[1]	1.32	1.40	1.15	1.47	1.32
Net realized and unrealized gain (loss)	(1.97)	(4.57)	3.69	(5.31)	8.86
Total from investment operations	(0.65)	(3.17)	4.84	(3.84)	10.18
Dividends to shareholders:
Net investment income	(1.29)	(1.61)	(1.46)	(1.66)	(1.39)
Net asset value, end of period	$44.46	$46.40	$51.18	$47.80	$53.30

TOTAL RETURN[2]	(1.51)%	(6.08)%	10.58%	(6.88)%	23.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,413,669	$1,814,327	$1,474,099	$1,022,868	$927,463
Ratios to average net assets[5] of:
Expenses[7]	0.64%[6]	0.63%[3]	0.63%[3]	0.63%[8]	0.63%[8]
Net investment income	2.84%	2.96%[3]	2.49%[3]	3.13%	2.68%
Portfolio turnover rate[4]	42%	26%	44%	53%	35%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment adviser waived advisory fees for the WisdomTree Emerging Market SmallCap Dividend Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[6]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.63%.

[7]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[8]

Reflects the Fund’s advisory fees, after waiver, and the fees and expenses of the WisdomTree India Earnings Fund that were paid indirectly by the Fund. The Fund invested a portion of its assets in the WisdomTree India Earnings Fund in order to achieve exposure to securities in India.

See Notes to Financial Statements.

90	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Financial Highlights (continued)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Global Equity Income Fund	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Period Ended March 28, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of period	$47.51	$44.03	$41.50	$44.66	$40.99
Investment operations:
Net investment income[1]	1.83	2.11	1.68	1.86	1.52
Net realized and unrealized gain (loss)	(3.28)	3.46	2.51	(3.14)	3.63
Total from investment operations	(1.45)	5.57	4.19	(1.28)	5.15
Dividends to shareholders:
Net investment income	(1.83)	(2.09)	(1.66)	(1.88)	(1.48)
Net asset value, end of period	$44.23	$47.51	$44.03	$41.50	$44.66

TOTAL RETURN[2]	(3.23)%	13.13%	10.51%	(2.70)%	13.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$101,718	$123,527	$103,473	$91,304	$78,147
Ratios to average net assets[3] of:
Expenses[6]	0.59%[4]	0.58%[5]	0.58%[5]	0.58%	0.58%
Net investment income	3.91%	4.60%[5]	4.10%[5]	4.53%	3.74%
Portfolio turnover rate[7]	30%	25%	32%	25%	35%

WisdomTree Global ex-U.S. Dividend Growth Fund	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Period Ended March 28, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of period	$51.68	$51.75	$50.70	$54.94	$49.61
Investment operations:
Net investment income[1]	1.05	1.38	1.34	1.39	1.41
Net realized and unrealized gain (loss)	(0.91)	(0.19)	1.08	(4.32)	5.22
Total from investment operations	0.14	1.19	2.42	(2.93)	6.63
Dividends to shareholders:
Net investment income	(1.02)	(1.26)	(1.37)	(1.31)	(1.30)
Net asset value, end of period	$50.80	$51.68	$51.75	$50.70	$54.94

TOTAL RETURN[2]	0.24%	2.53%	5.03%	(5.20)%	13.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$86,353	$62,012	$87,977	$55,774	$49,446
Ratios to average net assets[3] of:
Expenses, net of expense waivers	0.59%[4]	0.58%[5]	0.58%[5]	0.58%[8]	0.57%[8]
Expenses, prior to expense waivers	0.59%[4]	0.58%[5]	0.58%[5]	0.58%	0.58%
Net investment income	2.05%	2.73%[5]	2.72%[5]	2.73%	2.80%
Portfolio turnover rate[7]	64%	93%	59%	28%	68%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment adviser waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.58%.

[5]	Annualized.

[6]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[7]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

[8]

Reflects the Fund’s advisory fees, after waiver, and the fees and expenses of the WisdomTree India Earnings Fund that were paid indirectly by the Fund. The Fund invests a portion of its assets in the WisdomTree India Earnings Fund in order to achieve exposure to securities in India.

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	91

Financial Highlights (continued)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Global ex-U.S. Real Estate Fund	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Period Ended March 28, 2013	For the Year Ended March 31, 2012[1]	For the Year Ended March 31, 2011
Net asset value, beginning of period	$27.77	$29.90	$26.40	$28.86	$26.75
Investment operations:
Net investment income[2]	1.54	0.96	0.97	1.15	0.96
Net realized and unrealized gain (loss)	1.75	(1.84)	4.87	(2.32)	3.83
Total from investment operations	3.29	(0.88)	5.84	(1.17)	4.79
Dividends and distributions to shareholders:
Net investment income	(1.41)	(1.17)	(2.34)	(1.21)	(2.68)
Return of capital	—	(0.08)	—	(0.08)	—
Total dividends and distributions to shareholders	(1.41)	(1.25)	(2.34)	(1.29)	(2.68)
Net asset value, end of period	$29.65	$27.77	$29.90	$26.40	$28.86

TOTAL RETURN[3]	12.08%	(2.70)%	22.62%	(3.99)%	18.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$121,560	$127,724	$113,631	$108,221	$122,670
Ratios to average net assets[4] of:
Expenses[9]	0.59%[5]	0.58%[6]	0.58%[6]	0.58%	0.58%
Net investment income	5.21%	3.37%[6]	3.42%[6]	4.36%	3.48%
Portfolio turnover rate[7]	26%	18%	23%	43%	18%

WisdomTree Global ex-U.S. Utilities Fund	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Period Ended March 28, 2013	For the Year Ended March 31, 2012[8]	For the Year Ended March 31, 2011
Net asset value, beginning of period	$19.51	$17.83	$18.90	$21.33	$21.46
Investment operations:
Net investment income[2]	0.85	0.76	0.74	0.87	0.84
Net realized and unrealized gain (loss)	(2.03)	1.69	(1.07)	(2.45)	(0.06)
Total from investment operations	(1.18)	2.45	(0.33)	(1.58)	0.78
Dividends to shareholders:
Net investment income	(0.83)	(0.77)	(0.74)	(0.85)	(0.91)
Net asset value, end of period	$17.50	$19.51	$17.83	$18.90	$21.33

TOTAL RETURN[3]	(6.44)%	14.34%	(1.54)%	(7.41)%	4.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$20,125	$30,247	$37,434	$30,241	$37,335
Ratios to average net assets[4] of:
Expenses[9]	0.59%[5]	0.58%[6]	0.58%[6]	0.58%	0.58%
Net investment income	4.41%	4.18%[6]	4.21%[6]	4.48%	4.22%
Portfolio turnover rate[7]	36%	37%	33%	66%	19%
[1]

The information reflects the investment objective and strategy of the WisdomTree International Real Estate Fund through June 19, 2011 and the investment objective and strategy of the WisdomTree Global ex-U.S. Real Estate Fund thereafter.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment adviser waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[5]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.58%.

[6]	Annualized.

[7]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

[8]

The information reflects the investment objective and strategy of the WisdomTree International Utilities Sector Fund through June 19, 2011 and the investment objective and strategy of the WisdomTree Global ex-U.S. Utilities Fund thereafter.

[9]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

See Notes to Financial Statements.

92	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Financial Highlights (continued)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Global Natural Resources Fund	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Period Ended March 28, 2013	For the Year Ended March 31, 2012[1]	For the Year Ended March 31, 2011
Net asset value, beginning of period	$21.32	$22.69	$25.16	$29.86	$24.63
Investment operations:
Net investment income[2]	0.72	0.74	0.80	0.93	0.72
Net realized and unrealized gain (loss)	(5.67)	(1.39)	(2.45)	(4.74)	5.19
Total from investment operations	(4.95)	(0.65)	(1.65)	(3.81)	5.91
Dividends and distributions to shareholders:
Net investment income	(0.75)	(0.72)	(0.82)	(0.89)	(0.68)
Return of capital	—	—	(0.00)[3]	—	—
Total dividends and distributions to shareholders	(0.75)	(0.72)	(0.82)	(0.89)	(0.68)
Net asset value, end of period	$15.62	$21.32	$22.69	$25.16	$29.86

TOTAL RETURN[4]	(23.84)%	(2.72)%	(6.55)%	(12.70)%	24.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$17,967	$22,383	$24,964	$31,452	$49,273
Ratios to average net assets[5] of:
Expenses[8]	0.59%[6]	0.58%[7]	0.58%[7]	0.58%	0.58%
Net investment income	3.64%	3.45%[7]	3.45%[7]	3.54%	2.90%
Portfolio turnover rate[9]	34%	30%	38%	99%	32%

WisdomTree India Earnings Fund (consolidated)	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of year	$18.93	$17.97	$19.24	$24.87	$23.25
Investment operations:
Net investment income[2]	0.22	0.25	0.17	0.19	0.09
Net realized and unrealized gain (loss)	3.65	0.94	(1.29)	(5.65)	1.67
Total from investment operations	3.87	1.19	(1.12)	(5.46)	1.76
Dividends to shareholders:
Net investment income	(0.16)	(0.23)	(0.15)	(0.17)	(0.14)
Net asset value, end of year	$22.64	$18.93	$17.97	$19.24	$24.87

TOTAL RETURN[4]	20.44%	6.81%	(5.80)%	(21.96)%	7.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$2,372,406	$939,064	$1,071,074	$916,024	$1,487,089
Ratios to average net assets of:
Expenses, net of expense reimbursements	0.84%[6,10]	0.84%[10]	0.84%[11]	0.76%[11,12]	0.88%[11]
Expenses, prior to expense reimbursements	0.84%[6,10]	0.84%[10]	0.86%[11]	0.82%[11]	0.88%[11]
Net investment income	0.99%	1.49%	0.91%	0.91%	0.36%
Portfolio turnover rate[9]	26%	43%	27%	32%	38%
[1]

The information reflects the investment objective and strategy of the WisdomTree International Energy Sector Fund through June 19, 2011 and the investment objective and strategy of the WisdomTree Global Natural Resources Fund thereafter.

[2]	Based on average shares outstanding.

[3]	Amount represents less than $0.005.

[4]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment adviser waived advisory fees for the WisdomTree Global Natural Resources Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[6]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.58% and 0.84%, for WisdomTree Global Natural Resources Fund and WisdomTree India Earnings Fund, respectively.

[7]	Annualized.

[8]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[9]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

[10]	Includes interest expense of 0.01% and 0.01% for the fiscal years ended 2015 and 2014, respectively.

[11]

Excludes Mauritius income tax expense (see Note 7). If Mauritius income tax expense had been included, the Fund’s expense ratios (before and after expense reimbursements) would have been higher by: 0.02%, 0.06% and 0.04% for the fiscal years ended 2013, 2012 and 2011.

[12]	During the period, the Fund was reimbursed for certain expenses that occurred during the previous fiscal year.

See Notes to Financial Statements.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	93

Financial Highlights (concluded)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Middle East Dividend Fund	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014	For the Period Ended March 28, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of period	$22.38	$16.11	$15.60	$16.31	$15.64
Investment operations:
Net investment income[1]	0.67	1.28	0.63	0.83	0.68
Net realized and unrealized gain (loss)	(2.06)	5.71	0.59	(0.61)	0.49
Total from investment operations	(1.39)	6.99	1.22	0.22	1.17
Dividends to shareholders:
Net investment income	(0.74)	(0.72)	(0.71)	(0.93)	(0.50)
Net asset value, end of period	$20.25	$22.38	$16.11	$15.60	$16.31

TOTAL RETURN[2]	(6.28)%	44.12%	8.46%	1.35%	7.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$34,420	$53,717	$14,498	$14,038	$19,571
Ratios to average net assets of:
Expenses, net of expense waivers	0.89%[3]	0.88%[4]	0.88%[4]	0.88%	0.88%
Expenses, prior to expense waivers	0.89%[3]	0.88%[4]	1.35%[4]	1.83%	2.17%
Net investment income	2.93%	6.61%[4]	4.26%[4]	5.31%	4.33%
Portfolio turnover rate[5]	89%	26%	52%	37%	50%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the investment adviser (Notes 2 and 3).

[3]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.88%.

[4]	Annualized.

[5]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

See Notes to Financial Statements.

94	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005. As of March 31, 2015, the Trust offered 70 investment funds (each a “Fund”, collectively, the “Funds”). In accordance with Accounting Standards Update 2013-08, Financial Services-Investment Companies, each Fund qualifies as an investment company and is applying the accounting and reporting guidance for investment companies. These notes relate only to the Funds listed in the table below:

Fund	Commencement of Operations
WisdomTree Asia Pacific ex-Japan Fund (“Asia Pacific ex-Japan Fund”)	June 16, 2006
WisdomTree China Dividend ex-Financials Fund (“China Dividend ex-Financials Fund”)	September 19, 2012
WisdomTree Commodity Country Equity Fund (“Commodity Country Equity Fund”)	October 13, 2006
WisdomTree Emerging Markets Consumer Growth Fund (“Emerging Markets Consumer Growth Fund”)	September 27, 2013
WisdomTree Emerging Markets Dividend Growth Fund (“Emerging Markets Dividend Growth Fund”)	August 1, 2013
WisdomTree Emerging Markets Equity Income Fund (“Emerging Markets Equity Income Fund”)	July 13, 2007
WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (“Emerging Markets ex-State-Owned Enterprises Fund”)	December 10, 2014
WisdomTree Emerging Markets SmallCap Dividend Fund (“Emerging Markets SmallCap Dividend Fund”)	October 30, 2007
WisdomTree Global Equity Income Fund (“Global Equity Income Fund”)	June 16, 2006
WisdomTree Global ex-U.S. Dividend Growth Fund (“Global ex-U.S. Dividend Growth Fund”)	June 16, 2006
WisdomTree Global ex-U.S. Real Estate Fund (“Global ex-U.S. Real Estate Fund”)	June 5, 2007
WisdomTree Global ex-U.S. Utilities Fund (“Global ex-U.S. Utilities Fund”)	October 13, 2006
WisdomTree Global Natural Resources Fund (“Global Natural Resources Fund”)	October 13, 2006
WisdomTree India Earnings Fund (“India Earnings Fund”) (consolidated)	February 22, 2008
WisdomTree Middle East Dividend Fund (“Middle East Dividend Fund”)	July 16, 2008

The India Earnings Fund makes its investments through the WisdomTree India Investment Portfolio, Inc. (the “Portfolio”), a wholly owned subsidiary organized in the Republic of Mauritius. The Portfolio was incorporated under the provisions of the Mauritius Companies Act, 2001 and holds a Global Business License Category 1 issued by the Financial Services Commission. The Portfolio is advised by WisdomTree Asset Management, Inc. (“WTAM”) and is sub-advised by Mellon Capital Management Corporation (“MCM”). For the India Earnings Fund, the accompanying financial statements reflect the financial position of the Fund and the results of operations on a consolidated basis with the Portfolio. All inter-company accounts and transactions have been eliminated in the consolidation.

Each Fund seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree Investments, Inc. (“WisdomTree Investments”). WisdomTree Investments is the parent company of WTAM, the investment adviser to each Fund and the Trust. “WisdomTree” is a registered mark of WisdomTree Investments and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified. The securities in each Index are weighted based on earnings or earnings yield.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. New York time. NAV per

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	95

Notes to Financial Statements (continued)

share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions or large investors may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees. Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Short-term debt securities with remaining maturities of 60 days or less generally are valued at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. Each Fund may invest in money market funds which are valued at their NAV per share and affiliated ETFs which are valued at their last sale or official closing price on the exchange on which they are principally traded. Forward foreign currency contracts are valued daily using WM/Reuters closing spot and forward rates as of 4:00 p.m. London time. Fixed income securities generally are valued at current market quotations or mean prices obtained from broker-dealers or independent pricing services. Broker-dealers or independent pricing service providers, in determining the value of securities may consider such factors as recent transactions, indications from broker-dealers yields and quoted prices on similar securities, and market sentiment for the type of security.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees of the Trust has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WTAM and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from a national securities exchange, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events”. An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV calculation time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

96	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Notes to Financial Statements (continued)

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, book values, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Pricing Committee meets at least on a monthly basis to review and discuss the appropriateness of such fair values using more current information such as, recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events. Also, when observable inputs become available, the Pricing Committee conducts back testing of the methodologies used to value Level 3 financial instruments to substantiate the unobservable inputs used to value those investments. Such back testing includes comparing Level 3 investment values to observable inputs such as exchange-traded prices, transaction prices, and/or vendor prices.

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing each Fund’s assets:

Asia Pacific ex-Japan Fund	Level 1	Level 2	Level 3
Common Stocks*	$45,597,653	$—	$—
Exchange-Traded Note	1,234,320	—	—
Investment of Cash Collateral for Securities Loaned	—	2,197,864	—
Total	$46,831,973	$2,197,864	$—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(168)	—
Total - Net	$46,831,973	$2,197,696	$—

China Dividend ex-Financials Fund	Level 1	Level 2	Level 3
Common Stocks
Pharmaceuticals	$189,199	$75,019	$—
Other*	16,315,651	—	—
Investment of Cash Collateral for Securities Loaned	—	2,523,384	—
Total	$16,504,850	$2,598,403	$—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(3)	—
Total - Net	$16,504,850	$2,598,400	$—

Commodity Country Equity Fund	Level 1	Level 2	Level 3
Common Stocks*	$11,270,124	$—	$—
Exchange-Traded Fund	19,013	—	—
Investment of Cash Collateral for Securities Loaned	—	1,847,634	—
Total	$11,289,137	$1,847,634	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	13	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(48)	—
Total - Net	$11,289,137	$1,847,599	$—

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	97

Notes to Financial Statements (continued)

Emerging Markets Consumer Growth Fund	Level 1	Level 2	Level 3
Common Stocks
China	$5,523,374	$59,942	$—
Other*	14,254,231	—	—
Warrants*	95	—	—
Investment of Cash Collateral for Securities Loaned	—	1,174,435	—
Total	$19,777,700	$1,234,377	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	2,298	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(1,518)	—
Total - Net	$19,777,700	$1,235,157	$—

Emerging Markets Dividend Growth Fund	Level 1	Level 2	Level 3
Common Stocks*	$39,373,308	$—	$—
Warrants*	808	—	—
Exchange-Traded Note	1,374,852	—	—
Investment of Cash Collateral for Securities Loaned	—	840,266	—
Total	$40,748,968	$840,266	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	400	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(138)	—
Total - Net	$40,748,968	$840,528	$—

Emerging Markets Equity Income Fund	Level 1	Level 2	Level 3
Common Stocks*	$2,149,500,091	$—	$—
Exchange-Traded Fund	2,103,933	—	—
Investment of Cash Collateral for Securities Loaned	—	100,263,965	—
Total	$2,151,604,024	$100,263,965	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	34,089	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(39,664)	—
Total - Net	$2,151,604,024	$100,258,390	$—

Emerging Markets ex-State-Owned Enterprises Fund	Level 1	Level 2	Level 3
Common Stocks
China	$2,216,682	$11,670	$—
Other*	7,365,996	—	—
Rights*	—	293	—
Exchange-Traded Note	450,131	—	—
Investment of Cash Collateral for Securities Loaned	—	178,829	—
Total	$10,032,809	$190,792	$—

98	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Notes to Financial Statements (continued)

Emerging Markets SmallCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks
China	$123,479,444	$5,475,562	$—
Other*	1,263,116,192	—	—
Warrants*	79,091	—	—
Exchange-Traded Funds and Notes	14,373,778	—	—
Investment of Cash Collateral for Securities Loaned	—	72,570,143	—
Total	$1,401,048,505	$78,045,705	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	14,426	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(11,018)	—
Total - Net	$1,401,048,505	$78,049,113	$—

Global Equity Income Fund	Level 1	Level 2	Level 3
Common Stocks*	$100,986,270	$—	$—
Rights*	9,484	—	—
Exchange-Traded Funds	145,844	—	—
Investment of Cash Collateral for Securities Loaned	—	12,301,912	—
Total	$101,141,598	$12,301,912	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	112	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(145)	—
Total - Net	$101,141,598	$12,301,879	$—

Global ex-U.S. Dividend Growth Fund	Level 1	Level 2	Level 3
Common Stocks*	$83,710,106	$—	$—
Rights*	—	2,609	—
Exchange-Traded Funds and Notes	2,253,991	—	—
Investment of Cash Collateral for Securities Loaned	—	5,648,910	—
Total	$85,964,097	$5,651,519	$—

Global ex-U.S. Real Estate Fund	Level 1	Level 2	Level 3
Common Stocks*	$121,149,373	$—	$—
Rights*	—	750	—
Warrants*	3,433	—	—
Investment of Cash Collateral for Securities Loaned	—	11,108,311	—
Total	$121,152,806	$11,109,061	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	1,228	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(3,055)	—
Total - Net	$121,152,806	$11,107,234	$—

Global ex-U.S. Utilities Fund	Level 1	Level 2	Level 3
Common Stocks*	$19,729,246	$—	$—
Exchange-Traded Funds and Notes	350,678	—	—
Investment of Cash Collateral for Securities Loaned	—	2,317,644	—
Total	$20,079,924	$2,317,644	$—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(9)	—
Total - Net	$20,079,924	$2,317,635	$—

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	99

Notes to Financial Statements (continued)

Global Natural Resources Fund	Level 1	Level 2	Level 3
Common Stocks*	$17,812,791	$—	$—
Exchange-Traded Funds and Notes	65,288	—	—
Investment of Cash Collateral for Securities Loaned	—	4,091,821	—
Total	$17,878,079	$4,091,821	$—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	18	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(8)	—
Total - Net	$17,878,079	$4,091,831	$—

India Earnings Fund (consolidated)	Level 1	Level 2	Level 3
Foreign Corporate Bond	$—	$4,446,855	$—
Common Stocks
Paper & Forest Products	—	—	0	**
Other*	2,366,473,756	—	—
Total	$2,366,473,756	$4,446,855	$0	**

Middle East Dividend Fund	Level 1	Level 2	Level 3
Common Stocks
Qatar	$11,127,215	$131,628	$—
Other*	22,614,498	—	—
Convertible Bonds	—	23,345	—
Total	$33,741,713	$154,973	$—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(32)	—
Total - Net	$33,741,713	$154,941	$—
*	Please refer to Schedule of Investments for a breakdown by industry type or country.
**	Security is being fair valued by the Pricing Committee. The aggregate value of fair valued securities is $0.

The following is a summary of transfers between fair value measurement levels that occurred during fiscal year ended March 31, 2015. The Funds have elected to use the beginning of period method for transfers between fair value measurement levels.

Fund	Transfers from Level 1 to Level 2[1]
Emerging Markets Consumer Growth Fund	$100,864
Emerging Markets SmallCap Dividend Fund	$3,729,529
Middle East Dividend Fund	$38,847
[1]	Transfers from Level 1 to Level 2 are as a result of the unavailability of a quoted price in an active market for identical investments as of March 31, 2015.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically forward foreign currency contracts during the fiscal year or period ended March 31, 2015 which are detailed in the tables herein. The Funds’ derivative agreements contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Funds’ NAV over a specified time period. If an event occurred at March 31, 2015 that triggered a contingent feature, the counterparty to the agreement may require the Funds to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund, as disclosed on page 108. At March 31, 2015, the Funds did not receive or post collateral with any counterparty for derivatives and no event occurred that triggered a credit-risk-related contingent feature.

The Funds listed below have invested in derivatives, specifically forward foreign currency contracts for the fiscal year or period ended March 31, 2015, which are detailed in the tables herein. All of the derivative instruments disclosed and described herein are subject to risk. Risks may arise upon entering into forward foreign currency contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

100	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Notes to Financial Statements (continued)

As of March 31, 2015, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

Fund	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
Asia Pacific ex-Japan Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$—	Unrealized depreciation on forward foreign currency contracts	$168
China Dividend ex-Financials Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	3
Commodity Country Equity Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	13	Unrealized depreciation on forward foreign currency contracts	48
Emerging Markets Consumer Growth Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	2,298	Unrealized depreciation on forward foreign currency contracts	1,518
Emerging Markets Dividend Growth Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	400	Unrealized depreciation on forward foreign currency contracts	138
Emerging Markets Equity Income Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	34,089	Unrealized depreciation on forward foreign currency contracts	39,664
Emerging Markets SmallCap Dividend Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	14,426	Unrealized depreciation on forward foreign currency contracts	11,018
Global Equity Income Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	112	Unrealized depreciation on forward foreign currency contracts	145
Global ex-U.S. Real Estate Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,228	Unrealized depreciation on forward foreign currency contracts	3,055
Global ex-U.S. Utilities Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	9
Global Natural Resources Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	18	Unrealized depreciation on forward foreign currency contracts	8
Middle East Dividend Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	32

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	101

Notes to Financial Statements (continued)

For the fiscal year or period ended March 31, 2015, the effect of derivative instruments on each Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Asia Pacific ex-Japan Fund
Foreign exchange contracts	$1,740	$(168)
China Dividend ex-Financials Fund
Foreign exchange contracts	293	(3)
Commodity Country Equity Fund
Foreign exchange contracts	(2,373)	(35)
Emerging Markets Consumer Growth Fund
Foreign exchange contracts	(19,375)	809
Emerging Markets Dividend Growth Fund
Foreign exchange contracts	(12,488)	262
Emerging Markets Equity Income Fund
Foreign exchange contracts	(110,126)	8,569
Emerging Markets ex-State-Owned Enterprises Fund[3]
Foreign exchange contracts	(22,726)	—
Emerging Markets SmallCap Dividend Fund
Foreign exchange contracts	(493,559)	18,517
Global Equity Income Fund
Foreign exchange contracts	16,806	(33)
Global ex-U.S. Dividend Growth Fund
Foreign exchange contracts	23,388	—
Global ex-U.S. Real Estate Fund
Foreign exchange contracts	(4,209)	(3,795)
Global ex-U.S. Utilities Fund
Foreign exchange contracts	7,602	(8)
Global Natural Resources Fund
Foreign exchange contracts	9,829	10
India Earnings Fund (consolidated)
Foreign exchange contracts	(302,259)	3,527
Middle East Dividend Fund
Foreign exchange contracts	(96,057)	(32)

[1]	Realized gains (losses) on derivatives are located on the Statement of Operations as follows:

Foreign exchange contracts	Net realized gain (loss) from forward foreign currency contracts and foreign currency related transactions

[2]	Change in unrealized appreciation (depreciation) is located on the Statement of Operations as follows:

Foreign exchange contracts	Net change in unrealized appreciation (depreciation) from forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies

[3]	For the period December 10, 2014 (commencement of operations) through March 31, 2015.

102	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Notes to Financial Statements (continued)

During the fiscal year or period ended March 31, 2015, the volume of derivative activity (based on the average of month-end balances) for the Funds was as follows:

	Average Notional
Fund	Forward foreign currency contracts (to deliver)	Forward foreign currency contracts (to receive)
Asia Pacific ex-Japan Fund
Foreign exchange contracts	$9,926	$5,894
China Dividend ex-Financials Fund
Foreign exchange contracts	—	3,224
Commodity Country Equity Fund
Foreign exchange contracts	2,069	16,219
Emerging Markets Consumer Growth Fund
Foreign exchange contracts	8,467	9,879
Emerging Markets Dividend Growth Fund
Foreign exchange contracts	55,918	17,008
Emerging Markets Equity Income Fund
Foreign exchange contracts	1,725,265	3,567,904
Emerging Markets ex-State-Owned Enterprises Fund[1]
Foreign exchange contracts	2,132,341	90,612
Emerging Markets SmallCap Dividend Fund
Foreign exchange contracts	2,341,191	4,364,864
Global Equity Income Fund
Foreign exchange contracts	24,329	36,667
Global ex-U.S. Dividend Growth Fund
Foreign exchange contracts	774	10,646
Global ex-U.S. Real Estate Fund
Foreign exchange contracts	273,220	120,817
Global ex-U.S. Utilities Fund
Foreign exchange contracts	6,559	8,391
Global Natural Resources Fund
Foreign exchange contracts	1,811	2,901
India Earnings Fund (consolidated)
Foreign exchange contracts	3,848,817	442,107
Middle East Dividend Fund
Foreign exchange contracts	21,634	510,480
[1]	For the period December 10, 2014 (commencement of operations) through March 31, 2015, the volume of derivative activity for the period is based on intra-month balances.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld. Interest income including amortization of premiums and discounts, is accrued daily. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of net realized gain (loss) from investment transactions and net change in unrealized appreciation (depreciation) from investment transactions, respectively, on the Statement of Operations. Net realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, including gains and losses of forward foreign currency contracts, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) from forward foreign currency contracts and foreign currency related transactions and/or net change in unrealized appreciation (depreciation) from forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies in the Statement of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	103

Notes to Financial Statements (continued)

Expenses/Reimbursements — Under the investment advisory agreement for each Fund, except Emerging Markets Consumer Growth Fund and Emerging Markets Dividend Growth Fund, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for Emerging Markets Consumer Growth Fund and Emerging Markets Dividend Growth Fund, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the partition or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

The internal expenses of pooled investment vehicles in which the Funds may invest (acquired fund fees and expenses) are not expenses of the Funds and are not paid by WTAM.

During the fiscal year or period ended March 31, 2015, the Trust incurred expenses pertaining to proxy printing, mailing and solicitation. These proxy expenses are not paid by WTAM. During the period, each Fund in the Trust bore its pro rata allocation of these proxy expenses.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Currency Transactions — The Funds may enter into forward foreign currency contracts to facilitate local securities settlements or to protect against currency exposure in connection with distributions to shareholders. The Funds do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in one or more foreign currencies. The Funds may not enter into such contracts for speculative purposes.

Forward Foreign Currency Contracts — A forward foreign currency contract (“Forward Contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A Forward Contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades. However, if a Fund is in an unrealized loss position on a Forward Contract, it may be required to pledge collateral (or additional collateral) to the counterparty. If a Fund is in an unrealized gain position on a Forward Contract, it may receive collateral from the counterparty.

Risks may arise upon entering into Forward Contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open Forward Contracts are recorded for book purposes as unrealized gains or losses on Forward Contracts by the Funds. Realized gains and losses on Forward Contracts include net gains or losses recognized by the Funds on contracts which have matured or were sold.

104	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Notes to Financial Statements (continued)

The following Forward Contracts were open at March 31, 2015:

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Asia Pacific ex-Japan Fund
	4/1/2015	HKD	410,000	AUD	69,063	$(122)
	4/1/2015	USD	22,965	AUD	30,000	(46)
						$(168)
China Dividend ex-Financials Fund
	4/1/2015	HKD	68,892	USD	8,883	$(3)
Commodity Country Equity Fund
	4/1/2015	USD	1,361	BRL	4,365	$4
	4/1/2015	USD	4,296	CAD	5,451	9
	4/1/2015	USD	1,090	NOK	8,727	(7)
	4/2/2015	AUD	8,701	USD	6,629	(18)
	4/2/2015	NZD	9,026	USD	6,747	(22)
	4/8/2015	USD	2,511	ZAR	30,418	(1)
						$(35)
Emerging Markets Consumer Growth Fund
	4/2/2015	USD	75,000	ZAR	890,327	$(1,518)
	4/2/2015	ZAR	1,347,954	USD	113,550	2,298
						$780
Emerging Markets Dividend Growth Fund
	4/1/2015	BRL	142,000	USD	44,291	$(138)
	4/2/2015	ZAR	234,452	USD	19,750	400
						$262
Emerging Markets Equity Income Fund
	4/1/2015	BRL	3,342,851	USD	1,030,154	$(15,761)
	4/1/2015	HKD	31,473,969	USD	4,058,837	(722)
	4/1/2015	KRW	93,181,834	USD	84,332	343
	4/1/2015	MYR	2,866,865	USD	777,350	3,253
	4/1/2015	TWD	53,414,942	USD	1,706,711	(382)
	4/1/2015	USD	581,232	BRL	1,886,099	8,893
	4/1/2015	USD	250,328	PLN	946,239	(759)
	4/2/2015	BRL	3,410,474	USD	1,047,443	(19,631)
	4/2/2015	HKD	13,385,916	USD	1,726,562	27
	4/2/2015	KRW	90,886,689	USD	82,176	255
	4/2/2015	MYR	2,882,334	USD	775,864	(2,409)
	4/2/2015	USD	1,089,408	BRL	3,549,837	21,269
	4/2/2015	USD	187,833	PLN	712,355	49
						$(5,575)
Emerging Markets SmallCap Dividend Fund
	4/1/2015	HKD	16,000,000	USD	2,063,012	$(692)
	4/1/2015	USD	323,980	BRL	1,048,077	3,943
	4/1/2015	USD	19,331	IDR	252,471,235	(22)
	4/1/2015	USD	297,357	IDR	3,884,964,671	(228)
	4/1/2015	USD	515,176	MYR	1,910,787	765
	4/1/2015	USD	169,492	TRY	441,424	516
	4/1/2015	USD	77,024	TWD	2,409,318	(25)
	4/1/2015	USD	77,024	TWD	2,409,318	(25)
	4/1/2015	USD	279,523	TWD	8,743,476	(89)
	4/1/2015	USD	77,024	TWD	2,409,317	(25)
	4/2/2015	HKD	8,768,915	USD	1,131,035	7
	4/2/2015	USD	173,314	BRL	564,743	3,384

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	105

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
	4/2/2015	USD	147,130	IDR	1,921,516,721	$(169)
	4/2/2015	USD	144,421	THB	4,699,451	—
	4/2/2015	USD	187,905	THB	6,108,796	(173)
	4/2/2015	USD	315,910	TRY	825,347	1,959
	4/2/2015	USD	388,567	ZAR	4,612,679	(7,865)
	4/2/2015	ZAR	2,750,043	USD	226,574	(397)
	4/6/2015	USD	313,676	BRL	1,010,039	2,346
	4/7/2015	USD	187,924	ZAR	2,261,084	(1,308)
	4/8/2015	USD	97,625	ZAR	1,186,659	315
	4/9/2015	USD	179,464	ZAR	2,188,865	1,191
						$3,408
Global Equity Income Fund
	4/1/2015	EUR	10,758	USD	11,666	$112
	4/1/2015	HKD	200,407	USD	25,844	(5)
	4/2/2015	AUD	55,385	USD	42,192	(119)
	4/2/2015	TRY	39,068	USD	15,025	(21)
						$(33)
Global ex-U.S. Real Estate Fund
	4/1/2015	SGD	940,702	USD	683,943	$(1,850)
	4/1/2015	USD	127,337	EUR	117,573	(1,064)
	4/1/2015	USD	149,669	GBP	101,095	408
	4/1/2015	USD	287,839	HKD	2,232,120	64
	4/1/2015	USD	60,011	MYR	222,882	170
	4/1/2015	USD	52,801	SEK	454,144	(141)
	4/1/2015	USD	49,235	TRY	128,078	92
	4/2/2015	USD	187,300	AUD	245,176	2
	4/2/2015	USD	150,396	CAD	190,913	344
	4/2/2015	USD	37,391	JPY	4,486,397	19
	4/8/2015	USD	47,605	ZAR	578,346	129
						$(1,827)
Global ex-U.S. Utilities Fund
	4/1/2015	CAD	5,900	USD	4,650	$(9)
	4/2/2015	GBP	2,705	USD	4,015	—
						$(9)
Global Natural Resources Fund
	4/1/2015	AUD	13,700	USD	10,485	$18
	4/1/2015	GBP	5,487	USD	8,137	(8)
						$10
Middle East Dividend Fund
	4/2/2015	KWD	3,000	USD	9,951	$(24)
	4/2/2015	QAR	30,000	USD	8,231	(8)
						$(32)

Currency Legend:

AUD – Australian dollar

BRL – Brazilian real

CAD – Canadian dollar

EUR – Euro

GBP – British pound

HKD – Hong Kong dollar

IDR – Indonesian rupiah

JPY – Japanese yen

KRW – South Korean won

KWD – Kuwaiti Dinar

MYR – Malaysian ringgit

NOK – Norwegian krone

NZD – New Zealand dollar

PLN – Polish zloty

QAR – Qatari riyal

SEK – Swedish krona

SGD – Singapore dollar

THB – Thai baht

TRY – Turkish New lira

TWD – New Taiwan dollar

USD – U.S. dollar

ZAR – South African rand

106	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Notes to Financial Statements (continued)

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high-grade debt obligations, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The value of the investment of cash collateral for securities on loan along with the obligation to return such collateral are included on the Statements of Assets and Liabilities. The value of securities received as collateral for securities on loan are not included on the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees, all of which are included in the securities lending income earned by the Funds and disclosed on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults.

Master Netting Arrangements — Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) is generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASU 2011-11 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), including Forward Contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

A Fund’s security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Fund and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower, collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	107

Notes to Financial Statements (continued)

the Statements of Assets and Liabilities. As of March 31, 2015, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities
	Gross Amounts in Statement of Assets and Liabilities	Gross Amounts Not Offset in Statement of Assets and Liabilities			Gross Amounts in Statement of Assets and Liabilities	Gross Amounts Not Offset in Statement of Assets and Liabilities		Net Amount
Fund		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Pledged
Asia Pacific ex-Japan Fund
Securities Lending	$2,190,924	$—	$(2,190,924)[1]	$—	$—	$—	$—	$—
Forward Foreign Currency Contracts	—	—	—	—	168	—	—	168
China Dividend ex-Financials Fund
Securities Lending	2,533,746	—	(2,533,746)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	—	—	—	—	3	—	—	3
Commodity Country Equity Fund
Securities Lending	1,930,779	—	(1,930,779)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	13	—	—	13	48	—	—	48
Emerging Markets Consumer Growth Fund
Securities Lending	1,224,935	—	(1,224,935)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	2,298	—	—	2,298	1,518	—	—	1,518
Emerging Markets Dividend Growth Fund
Securities Lending	805,106	—	(805,106)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	400	—	—	400	138	—	—	138
Emerging Markets Equity Income Fund
Securities Lending	133,760,007	—	(133,760,007)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	34,089	—	—	34,089	39,664	—	—	39,664
Emerging Markets ex-State-Owned Enterprises Fund
Securities Lending	169,229	—	(169,229)[1]	—	—	—	—	—
Emerging Markets SmallCap Dividend Fund
Securities Lending	117,165,822	—	(117,165,822)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	14,426	—	—	14,426	11,018	—	—	11,018
Global Equity Income Fund
Securities Lending	15,164,926	—	(15,164,926)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	112	—	—	112	145	—	—	145
Global ex-U.S. Dividend Growth Fund
Securities Lending	5,749,279	—	(5,749,279)[1]	—	—	—	—	—
Global ex-U.S. Real Estate Fund
Securities Lending	10,757,826	—	(10,757,826)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	1,228	—	—	1,228	3,055	—	—	3,055
Global ex-U.S. Utilities Fund
Securities Lending	2,331,152	—	(2,331,152)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	—	—	—	—	9	—	—	9
Global Natural Resources Fund
Securities Lending	4,229,658	—	(4,229,658)[1]	—	—	—	—	—
Forward Foreign Currency Contracts	18	—	—	18	8	—	—	8
Middle East Dividend Fund
Forward Foreign Currency Contracts	—	—	—	—	32	—	—	32
[1]

The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero. A breakout of the total amount of cash and non-cash securities lending collateral received is located in the Schedule of Investments.

108	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Notes to Financial Statements (continued)

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of each Fund to pay out dividends, if any, to investors’ at least annually. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital. The India Earnings Fund has filed an election to treat the Portfolio as a “pass-through” entity for tax purposes.

3. ADVISORY FEES AND TRANSACTIONS

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for MCM to provide sub-advisory services to the Funds. MCM is compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee of up to 0.0044% of each Fund’s average daily net assets. WTAM expects to receive advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate
Asia Pacific ex-Japan Fund	0.48%
China Dividend ex-Financials Fund	0.63%
Commodity Country Equity Fund	0.58%
Emerging Markets Consumer Growth Fund	0.63%
Emerging Markets Dividend Growth Fund	0.63%
Emerging Markets Equity Income Fund	0.63%
Emerging Markets ex-State-Owned Enterprises Fund	0.58%
Emerging Markets SmallCap Dividend Fund	0.63%
Global Equity Income Fund	0.58%
Global ex-U.S. Dividend Growth Fund	0.58%
Global ex-U.S. Real Estate Fund	0.58%
Global ex-U.S. Utilities Fund	0.58%
Global Natural Resources Fund	0.58%
India Earnings Fund (consolidated)	0.83%
Middle East Dividend Fund	0.88%

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	109

Notes to Financial Statements (continued)

Each Fund may purchase shares of affiliated exchanged-traded funds (“ETF”) in secondary market transactions. For the fiscal year or period ended March 31, 2015, WTAM waived its advisory fees for each Fund’s investment, associated with daily uninvested cash, in correlated affiliated ETFs net of any incremental costs as a result of these transactions (fund accounting, safekeeping, transaction fees, etc.) that are paid by WTAM out of the advisory fee received from the affiliated ETFs. The table below indicates the waiver. Please see Note 8 for additional information on Other Affiliated Parties and Transactions.

Fund	Advisory Fees Waived
Asia Pacific ex-Japan Fund	$72
China Dividend ex-Financials Fund	—
Commodity Country Equity Fund	68
Emerging Markets Consumer Growth Fund	—
Emerging Markets Dividend Growth Fund	—
Emerging Markets Equity Income Fund	2,589
Emerging Markets ex-State-Owned Enterprises Fund[1]	—
Emerging Markets SmallCap Dividend Fund	12,625
Global Equity Income Fund	309
Global ex-U.S. Dividend Growth Fund	268
Global ex-U.S. Real Estate Fund	715
Global ex-U.S. Utilities Fund	35
Global Natural Resources Fund	7
India Earnings Fund (consolidated)	—
Middle East Dividend Fund	—

[1]	For the period December 10, 2014 (commencement of operations) through March 31, 2015.

4. CAPITAL SHARE TRANSACTIONS

As of March 31, 2015, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of creation units of a Fund generally consists of the in-kind contribution of a designated portfolio of equity securities constituting a portfolio sampling representation of the securities included in the relevant Fund’s underlying Index and an amount of cash. The India Earnings Fund and Middle East Dividend Fund issue and redeem shares on a cash basis only. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) for the fiscal year or period ended March 31, 2015 were as follows:

Fund	Purchases	Sales
Asia Pacific ex-Japan Fund	$8,489,840	$10,176,507
China Dividend ex-Financials Fund	7,903,574	5,350,609
Commodity Country Equity Fund	3,354,384	4,927,846
Emerging Markets Consumer Growth Fund	12,220,775	8,277,170
Emerging Markets Dividend Growth Fund	26,868,300	14,572,742
Emerging Markets Equity Income Fund	1,252,692,957	1,572,654,353
Emerging Markets ex-State-Owned Enterprises Fund[1]	10,152,696	185,049
Emerging Markets SmallCap Dividend Fund	744,238,263	842,860,994
Global Equity Income Fund	35,560,285	36,570,960
Global ex-U.S. Dividend Growth Fund	49,802,038	46,497,391
Global ex-U.S. Real Estate Fund	32,705,042	33,951,444
Global ex-U.S. Utilities Fund	8,542,535	9,868,558

110	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Notes to Financial Statements (continued)

Fund	Purchases	Sales
Global Natural Resources Fund	$7,209,033	$7,191,475
India Earnings Fund (consolidated)	1,739,255,254	488,581,949
Middle East Dividend Fund	48,182,746	61,437,516

[1]	For the period December 10, 2014 (commencement of operations) through March 31, 2015.

For the fiscal year or period ended March 31, 2015, the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions were as follows:

Fund	Purchases	Sales
Asia Pacific ex-Japan Fund	$—	$5,061,323
China Dividend ex-Financials Fund	—	5,175,931
Commodity Country Equity Fund	—	5,567,858
Emerging Markets Consumer Growth Fund	—	3,966,381
Emerging Markets Dividend Growth Fund	15,707,942	5,090,152
Emerging Markets Equity Income Fund	—	971,662,629
Emerging Markets ex-State-Owned Enterprises Fund[1]	—	—
Emerging Markets SmallCap Dividend Fund	56,475,919	266,498,018
Global Equity Income Fund	2,102,760	15,195,568
Global ex-U.S. Dividend Growth Fund	21,495,091	—
Global ex-U.S. Real Estate Fund	13,262,300	27,557,242
Global ex-U.S. Utilities Fund	816,367	7,061,589
Global Natural Resources Fund	4,347,175	2,658,841
India Earnings Fund (consolidated)	—	—
Middle East Dividend Fund	—	—

[1]	For the period December 10, 2014 (commencement of operations) through March 31, 2015.

Realized gains and losses on in-kind redemptions are not recognized by the Funds for tax purposes.

6. FEDERAL INCOME TAXES

At March 31, 2015, the cost of investments (including securities on loan) for Federal income tax purposes was as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Asia Pacific ex-Japan Fund	$44,972,617	$7,016,398	$(2,959,178)	$4,057,220
China Dividend ex-Financials Fund	18,518,838	2,387,548	(1,803,133)	584,415
Commodity Country Equity Fund	15,494,479	946,617	(3,304,325)	(2,357,708)
Emerging Markets Consumer Growth Fund	20,430,540	2,196,853	(1,615,316)	581,537
Emerging Markets Dividend Growth Fund	42,121,176	2,774,482	(3,306,424)	(531,942)
Emerging Markets Equity Income Fund	2,548,355,567	200,882,602	(497,370,180)	(296,487,578)
Emerging Markets ex-State-Owned Enterprises Fund	10,138,582	616,098	(531,079)	85,019
Emerging Markets SmallCap Dividend Fund	1,397,698,439	220,789,274	(139,393,503)	81,395,771
Global Equity Income Fund	102,658,005	16,737,464	(5,951,959)	10,785,505
Global ex-U.S. Dividend Growth Fund	85,684,110	10,103,594	(4,172,088)	5,931,506
Global ex-U.S. Real Estate Fund	127,773,002	8,907,774	(4,418,909)	4,488,865
Global ex-U.S. Utilities Fund	24,075,255	1,671,774	(3,349,461)	(1,677,687)
Global Natural Resources Fund	28,995,033	452,213	(7,477,346)	(7,025,133)
India Earnings Fund (consolidated)	2,070,447,118	413,428,813	(112,955,320)	300,473,493
Middle East Dividend Fund	33,007,087	3,137,146	(2,247,547)	889,599

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	111

Notes to Financial Statements (continued)

At March 31, 2015, the components of accumulated earnings/(loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Losses	Net Unrealized Appreciation/ (Depreciation)	Currency and Other Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Losses)
Asia Pacific ex-Japan Fund	$59,909	$(23,526,960)	$4,057,220	$(789)	$(19,410,620)
China Dividend ex-Financials Fund	4,102	(2,117,568)	584,415	2	(1,529,049)
Commodity Country Equity Fund	51,130	(17,578,817)	(2,357,708)	(1,504)	(19,886,899)
Emerging Markets Consumer Growth Fund	60,717	(852,023)	581,537	(1,856)	(211,625)
Emerging Markets Dividend Growth Fund	184,912	(2,174,103)	(531,942)	(1,307)	(2,522,440)
Emerging Markets Equity Income Fund	482,542	(941,458,685)	(296,487,578)	(99,739)	(1,237,563,460)
Emerging Markets ex-State-Owned Enterprises Fund	30,495	(46,053)	85,019	(319)	69,142
Emerging Markets SmallCap Dividend Fund	2,448,374	(367,610,699)	81,395,771	(100,815)	(283,867,369)
Global Equity Income Fund	241,431	(28,304,988)	10,785,505	(10,539)	(17,288,591)
Global ex-U.S. Dividend Growth Fund	243,441	(25,903,557)	5,931,506	(9,460)	(19,738,070)
Global ex-U.S. Real Estate Fund	2,912,254	(57,800,329)	4,488,865	(6,634)	(50,405,844)
Global ex-U.S. Utilities Fund	25,574	(27,854,187)	(1,677,687)	(2,596)	(29,508,896)
Global Natural Resources Fund	1,817	(19,363,850)	(7,025,133)	(2,383)	(26,389,549)
India Earnings Fund (consolidated)	6,472,535	(291,425,268)	300,473,493	(1,504)	15,519,256
Middle East Dividend Fund	852,852	(7,142,570)	889,599	(101)	(5,400,220)
The tax character of distributions paid during the fiscal years or periods ended March 31, 2015 and March 31, 2014, was as follows:

	Year/Period Ended March 31, 2015	Year/Period Ended March 31, 2014
Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Ordinary Income*		Distributions Paid from Return of Capital
Asia Pacific ex-Japan Fund	$1,585,507	$2,489,523		$—
China Dividend ex-Financials Fund	427,018	717,428		—
Commodity Country Equity Fund	754,412	815,003		—
Emerging Markets Consumer Growth Fund	374,552	42,861	[1]	—
Emerging Markets Dividend Growth Fund	632,102	158,839	[2]	—
Emerging Markets Equity Income Fund	150,590,028	205,548,331		—
Emerging Markets ex-State-Owned Enterprises Fund[3]	20,436	—		—
Emerging Markets SmallCap Dividend Fund	51,526,431	54,318,601		—
Global Equity Income Fund	4,555,009	5,168,178		—
Global ex-U.S. Dividend Growth Fund	1,355,492	1,834,214		—
Global ex-U.S. Real Estate Fund	5,988,422	4,770,599		401,422
Global ex-U.S. Utilities Fund	1,013,012	1,422,728		—
Global Natural Resources Fund	818,563	785,058		—
India Earnings Fund (consolidated)	13,679,148	11,794,964		—
Middle East Dividend Fund	1,679,464	1,267,094		—
*	Includes short-term capital gains if any.

[1]	For the period September 27, 2013 (commencement of operations) through March 31, 2014.

[2]	For the period August 1, 2013 (commencement of operations) through March 31, 2014.

[3]	For the period December 10, 2014 (commencement of operations) through March 31, 2015.

112	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Notes to Financial Statements (continued)

At March 31, 2015, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains through the years indicated. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Capital Loss Available Through 2016	Capital Loss Available Through 2017	Capital Loss Available Through 2018	Capital Loss Available Through 2019	Short-Term Post-Effective* No Expiration	Long-Term Post-Effective* No Expiration	Capital Loss Available Total
Asia Pacific ex-Japan Fund	$434,717	$1,942,155	$11,545,171	$2,148,087	$1,991,272	$5,465,558	$23,526,960
China Dividend ex-Financials Fund	—	—	—	—	1,025,270	1,063,214	2,088,484
Commodity Country Equity Fund	—	—	11,126,004	3,769,123	780,881	1,530,618	17,206,626
Emerging Markets Consumer Growth Fund	—	—	—	—	567,740	66,915	634,655
Emerging Markets Dividend Growth Fund	—	—	—	—	700,568	441,231	1,141,799
Emerging Markets Equity Income Fund	166,963	3,240,763	32,150,807	561,494	416,917,000	462,357,667	915,394,694
Emerging Markets ex-State-Owned Enterprises Fund	—	—	—	—	25,388	20,665	46,053
Emerging Markets SmallCap Dividend Fund	—	4,224,150	9,367,814	4,882,951	159,087,832	150,563,681	328,126,428
Global Equity Income Fund	—	5,329,783	15,414,669	807,956	1,559,408	5,016,241	28,128,057
Global ex-U.S. Dividend Growth Fund	638,234	3,657,374	8,823,117	—	9,759,433	2,664,816	25,542,974
Global ex-U.S. Real Estate Fund	261,244	12,351,482	23,011,711	10,538,886	1,367,827	10,179,957	57,711,107
Global ex-U.S. Utilities Fund	13,301	1,722,994	5,793,876	1,986,702	850,844	17,439,220	27,806,937
Global Natural Resources Fund	45,822	1,245,793	4,858,681	6,793,018	1,656,767	4,534,202	19,134,283
India Earnings Fund (consolidated)	1,179	20,567,350	7,978,486	6,294,051	61,103,696	193,730,876	289,675,638
Middle East Dividend Fund	—	—	5,098,493	763,315	—	—	5,861,808
*	Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The character of these losses is noted above.

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

During the fiscal year or period ended March 31, 2015, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Short-Term Post-October Capital Losses	Long-Term Post-October Capital Losses
Asia Pacific ex-Japan Fund	$—	$—
China Dividend ex-Financials Fund	37,526	(8,442)
Commodity Country Equity Fund	68,949	303,242
Emerging Markets Consumer Growth Fund	195,993	21,375
Emerging Markets Dividend Growth Fund	956,107	76,197
Emerging Markets Equity Income Fund	10,196,059	15,867,932
Emerging Markets ex-State-Owned Enterprises Fund[1]	—	—
Emerging Markets SmallCap Dividend Fund	18,876,746	20,607,525
Global Equity Income Fund	176,931	—
Global ex-U.S. Dividend Growth Fund	18,263	342,320
Global ex-U.S. Real Estate Fund	89,222	—
Global ex-U.S. Utilities Fund	26,214	21,036
Global Natural Resources Fund	26,217	203,350
India Earnings Fund (consolidated)	1,749,630	—
Middle East Dividend Fund	1,280,762	—
[1]	For the period December 10, 2014 (commencement of operations) through March 31, 2015.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	113

Notes to Financial Statements (continued)

During the fiscal year or period ended March 31, 2015, the following Funds utilized capital loss carryforwards of the noted amounts to offset realized gains.

Fund	Utilized Capital Loss Carryforward
Asia Pacific ex-Japan Fund	$—
China Dividend ex-Financials Fund	—
Commodity Country Equity Fund	—
Emerging Markets Consumer Growth Fund	—
Emerging Markets Dividend Growth Fund	—
Emerging Markets Equity Income Fund	—
Emerging Markets ex-State-Owned Enterprises Fund[1]	—
Emerging Markets SmallCap Dividend Fund	—
Global Equity Income Fund	414,937
Global ex-U.S. Dividend Growth Fund	—
Global ex-U.S. Real Estate Fund	—
Global ex-U.S. Utilities Fund	—
Global Natural Resources Fund	—
India Earnings Fund (consolidated)	15,705,648
Middle East Dividend Fund	1,934,763
[1]	For the period December 10, 2014 (commencement of operations) through March 31, 2015.

At March 31, 2015, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Asia Pacific ex-Japan Fund	$(14,162)	$(684,505)	$698,667
China Dividend ex-Financials Fund	12	(1,175,296)	1,175,284
Commodity Country Equity Fund	(5,997)	(517,882)	523,879
Emerging Markets Consumer Growth Fund	203	(704,113)	703,910
Emerging Markets Dividend Growth Fund	(4,204)	(795,915)	800,119
Emerging Markets Equity Income Fund	(2,113,621)	(17,764,109)	19,877,730
Emerging Markets ex-State-Owned Enterprises Fund	24,038	(24,038)	—
Emerging Markets SmallCap Dividend Fund	1,109,775	(74,948,140)	73,838,365
Global Equity Income Fund	(50,582)	(3,675,782)	3,726,364
Global ex-U.S. Dividend Growth Fund	(50,898)	50,898	—
Global ex-U.S. Real Estate Fund	4,217,430	(6,558,816)	2,341,386
Global ex-U.S. Utilities Fund	(39,760)	(1,347,119)	1,386,879
Global Natural Resources Fund	(15,004)	(25,094)	40,098
India Earnings Fund (consolidated)	(833,374)	833,374	—
Middle East Dividend Fund	395,216	(395,216)	—

These differences are primarily due to redemptions-in-kind, foreign currency transactions, investments in passive foreign investment companies, non-deductible expenses, investments in partnerships, and investments in real estate investment trusts.

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. As of and during the fiscal year or period ended March 31, 2015, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Generally, each of the tax years in the four-year period ended March 31, 2015, remains subject to examination by taxing authorities.

114	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Notes to Financial Statements (continued)

7. MAURITIUS INCOME TAX

The Portfolio holds a tax residency certificate issued by the Mauritian Revenue authorities which entitles it to claim the benefits of the double taxation avoidance agreement entered between India and Mauritius (“tax treaty”). Since the India Earnings Fund makes its investments through the Portfolio, a wholly owned subsidiary organized in the Republic of Mauritius, this structure should permit the India Earnings Fund to benefit from the tax treaty. The Supreme Court of India upheld the validity of this tax treaty in response to a lower court challenge contesting the treaty’s applicability to entities such as the India Earnings Fund. In March 2012, the Indian Finance Minister introduced a new chapter to the Indian Income Tax Act, 1961 (“IT Act”), which included certain General Anti-Avoidance Rules (“GAAR”). The Finance Bill, 2015 (“FB 2015”) proposes to amend the IT Act to defer the applicability of GAAR to financial years beginning on or after 1 April 2017. The FB 2015 has also grandfathered all investments made into India up-to April 1, 2017 from the applicability of GAAR. No assurance can be given that the terms of the tax treaty will not be subject to re-negotiation in future. Any change in the provision of the tax treaty or in its applicability to the India Earnings Fund could result in imposition of withholding and other taxes on the India Earnings Fund by the tax authorities in India. This would reduce the return to the India Earnings Fund on its investments and the return received by India Earnings Fund shareholders.

In the recent scrutiny audits concluded that have not involved the Portfolio, the tax authorities in India have sought to apply a Minimum Alternate Tax (MAT) on certain Foreign Portfolio Investors investing into India on the income earned up to a period of seven prior years (which is the statute of limitation in India). Pursuant to several representations, the Indian Government has formed a Committee to provide it with a recommendation on the applicability of MAT to foreign investors, until which no further notices for scrutiny of prior years will be issued nor will any action be taken for the recovery of any tax demands raised. To date, the Portfolio has not received any notice seeking the application of MAT to the India Earnings Fund for any prior year and the recommendation of the Committee on the applicability of MAT to foreign entities generally as well to entities that benefit from a tax treaty would determine any potential imposition of taxes on income earned by the India Earnings Fund for prior years.

Reference to investments by the India Earnings Fund herein should be understood to refer to investments by the Portfolio.

The taxable profits derived from the worldwide income of the wholly owned subsidiary of the India Earnings Fund, the Portfolio, is subject to income tax at the rate of 15% in the Republic of Mauritius. As with all Mauritian tax residents, the Portfolio is entitled to a foreign tax credit (“FTC”) on its foreign sourced income. The FTC is based on the lower of the Mauritian tax or the foreign taxes incurred. Where documentary evidence is not available to substantiate the foreign taxes suffered, the FTC can be presumed to be 80% of the Mauritius tax on its foreign source income. The presumed FTC effectively reduces the Mauritian income tax rate on the foreign sourced income of the Portfolio to a maximum of 3%. Interest income on call and deposit accounts with Mauritian banks is exempt from tax, and there is no tax on capital gains in Mauritius. Effective August 8, 2012, in connection with the new advisory agreement, the Mauritius income tax is paid by WTAM.

8. OTHER AFFILIATED PARTIES AND TRANSACTIONS

Affiliated holdings are funds which are managed by, or an affiliate of, WTAM. Transactions with affiliated funds during the fiscal year ended March 31, 2015 are as follows:

Fund	Value at 3/31/2014	Purchases/ Additions	Sales/ Reductions	Value at 3/31/2015	Dividend Income
Asia Pacific ex-Japan Fund
WisdomTree Global ex-U.S. Real Estate Fund	$—	$448,569	$443,053	$—	$1,592

Commodity Country Equity Fund
WisdomTree Global Natural Resources Fund	$11,058	$374,678	$355,767	$19,013	$1,567

Emerging Markets Equity Income Fund
WisdomTree Global Equity Income Fund	$—	$2,166,048	$92,364	$2,103,933	$10,814

Emerging Markets SmallCap Dividend Fund
WisdomTree Emerging Markets Equity Income Fund	$4,186,652	$28,557,646	$32,692,379	$115,388	$100,442

Global Equity Income Fund
WisdomTree DEFA Equity Income Fund	$—	$2,663,284	$2,521,237	$108,896	$10,640
WisdomTree Equity Income Fund	—	879,232	847,053	36,948	1,513
Total	$—	$3,542,516	$3,368,290	$145,844	$12,153

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	115

Notes to Financial Statements (concluded)

Fund	Value at 3/31/2014	Purchases/ Additions	Sales/ Reductions	Value at 3/31/2015	Dividend Income
Global ex-U.S. Dividend Growth Fund
WisdomTree DEFA Fund	$42,807	$646,392	$613,934	$70,241	$3,502
WisdomTree Emerging Markets Equity Income Fund	28,804	427,807	402,024	47,982	2,570
Total	$71,611	$1,074,199	$1,015,958	$118,223	$6,072

Global ex-U.S. Real Estate Fund
WisdomTree Global Natural Resources Fund	$312,524	$2,962,064	$3,206,102	$—	$7,990

Global ex-U.S. Utilities Fund
WisdomTree Global ex-U.S. Real Estate Fund	$—	$411,605	$385,962	$21,659	$3,899

Global Natural Resources Fund
WisdomTree Global Equity Income Fund	$56,133	$314,539	$361,301	$8,735	$1,597

9. DEMAND NOTE

During the fiscal year ended March 31, 2015, the India Earnings Fund had a demand note agreement with Bank of America, N.A. which allowed the Fund to borrow up to $300,000,000 until the stated maturity date of October 3, 2014. During the fiscal year ended March 31, 2015, the Fund utilized the demand note and borrowed for a period of 5 days with an average outstanding loan balance of $293,235,779 and a weighted average interest rate of 2.56% per annum. Interest expense related to the loan for the fiscal year ended March 31, 2015 was $102,633. At March 31, 2015, the Fund did not have any amounts outstanding under the demand note agreement.

10. RECENT ACCOUNTING PRONOUNCEMENT

In June 2014, The FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Trust’s financial statement disclosures.

116	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of WisdomTree Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of WisdomTree Asia Pacific ex-Japan Fund, WisdomTree China Dividend ex-Financials Fund, WisdomTree Commodity Country Equity Fund, WisdomTree Emerging Markets Consumer Growth Fund, WisdomTree Emerging Markets Dividend Growth Fund, WisdomTree Emerging Markets Equity Income Fund, WisdomTree Emerging Markets ex-State-Owned Enterprises Fund, WisdomTree Emerging Markets SmallCap Dividend Fund, WisdomTree Global Equity Income Fund , WisdomTree Global Ex-US Dividend Growth Fund , WisdomTree Global ex-U.S. Real Estate Fund ,WisdomTree Global ex-U.S. Utilities Fund, WisdomTree Global Natural Resources Fund, WisdomTree India Earnings Fund (consolidated) and WisdomTree Middle East Dividend Fund (fifteen of the investment funds constituting WisdomTree Trust (the “Trust”)) as of March 31, 2015, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WisdomTree Asia Pacific ex-Japan Fund, WisdomTree China Dividend ex-Financials Fund, WisdomTree Commodity Country Equity Fund, WisdomTree Emerging Markets Consumer Growth Fund, WisdomTree Emerging Markets Dividend Growth Fund, WisdomTree Emerging Markets Equity Income Fund, WisdomTree Emerging Markets ex-State-Owned Enterprises Fund, WisdomTree Emerging Markets SmallCap Dividend Fund, WisdomTree Global Equity Income Fund , WisdomTree Global Ex-US Dividend Growth Fund , WisdomTree Global ex-U.S. Real Estate Fund ,WisdomTree Global ex-U.S. Utilities Fund, WisdomTree Global Natural Resources Fund, WisdomTree India Earnings Fund (consolidated) and WisdomTree Middle East Dividend Fund of WisdomTree Trust at March 31, 2015, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 29, 2015

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	117

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

Approval of Investment Sub-Advisory Agreement with respect to the WisdomTree Emerging Markets ex-State-Owned Enterprises Fund

At a meeting of the Board of Trustees (the “Board”) of the WisdomTree Trust (the “Trust”) held on September 18-19, 2014, the Trustees (the “Trustees”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), considered the approval of the Investment Advisory Agreement (the “Advisory Agreement”), pursuant to which WisdomTree Asset Management, Inc. (“WTAM”) will provide the Fund with investment advisory services, and the Sub-Investment Advisory Agreement (together with the Advisory Agreement, the “Agreements”), pursuant to which Mellon Capital Management Corporation (the “Sub-Adviser”) will coordinate the investment and reinvestment of the assets of the Fund.

In considering whether to approve the Agreements, the Trustees considered and discussed information and analysis provided by WTAM. The Trustees, a majority of whom are Independent Trustees, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of WTAM and the Sub-Adviser. In considering the approval of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services to be Provided to the Fund

The Board considered information provided to them at the meeting and in previous presentations throughout the year from WTAM representatives regarding the nature, extent, and quality of the services provided to the WisdomTree funds, recognizing WTAM’s and the Sub-Adviser’s operational capabilities and resources. The Board also discussed WTAM’s proposed role as index provider to the Fund. The Board also noted the extensive responsibilities that WTAM will have as investment adviser to the Fund, including the selection of, and supervisory responsibilities and activities over, the Sub-Adviser, including oversight of the Sub-Adviser’s compliance with Fund policies and objectives, oversight of general Fund compliance with federal and state laws and the implementation of Board directives as they relate to the Fund. The Board also considered research support available to, and management capabilities of, the Fund’s management personnel and that WTAM will provide oversight of day-to-day fund operations, including fund accounting, administration and legal assistance in meeting disclosure and regulatory requirements.

Based on review of this information and the other factors considered at the meeting, the Board concluded that the nature, extent and quality of services to be provided by WTAM and the Sub-Adviser under the Advisory Agreement and Sub-Advisory Agreement, respectively, are adequate and appropriate.

Comparative Analysis of the Fund’s Performance, Advisory Fees and Fund Expenses

As the Fund had not yet commenced operations, the Board was not able to review the Fund’s performance. The Board discussed with representatives of WTAM and the Sub-Adviser the portfolio management team and the investment strategies to be employed in the management of the fund’s assets. The Board noted the reputation and experience of WTAM and the Sub-Adviser.

The Board considered the fee to be paid to WTAM by the Fund. The Board examined the fee to be paid by the fund in light of fees paid to other investment advisers by comparable funds and the method of computing the fund’s fee. The Board also considered the fee to be paid to the Sub-Adviser in relation to the fee to be paid to WTAM by the Fund and the respective services to be provided by the Sub-Adviser and WTAM. The Board also noted the Sub-Adviser’s fee will be paid by WTAM (out of its fee from the fund) and not the fund. Based on this review, the Board concluded that the fees to be paid to WTAM and the Sub-Adviser were reasonable in light of the considerations described above.

Analysis of Profitability and Economies of Scale

As the fund had not yet commenced operations, WTAM representatives were not able to review the dollar amount of expenses allocated and profit received by WTAM, or any economies of scale. The Board considered potential benefits to WTAM and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively. The Board also considered the uncertainty of the estimated asset levels and the renewal requirements for advisory agreements and their ability to review the advisory fees annually after the initial term of the Agreements. The Board determined that because the fund had not yet commenced operations, economies of scale were not a factor, but, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund in connection with future renewals.

Conclusion

In evaluating the Agreements, the Board considered the conclusions and determinations discussed above and also relied on its knowledge, gained through meetings and other interactions with WTAM and the Sub-Adviser, of other funds advised by WTAM and the Sub-Adviser. In light of the foregoing, the Board determined to approve the Agreements.

118	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Trustees and Officers Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by WTAM and other service providers. The Board of Trustees elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The address of each Trustee and Officer is c/o WisdomTree Asset Management, Inc., 245 Park Avenue, 35th Floor, New York, NY 10167.

Independent Trustees

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years
David G. Chrencik* (1948)	Trustee, 2014- present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels. Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	70	Trustee, Vericimetry Funds

Joel Goldberg** (1945)	Trustee, 2012- present	Attorney, Of Counsel/Partner at Stroock & Stroock & Lavan LLP, 2010 to present; Attorney, Partner at Willkie Farr & Gallagher LLP, 2006 to 2010.	70	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region)

Toni Massaro*** (1955)	Trustee, 2006- present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean at the Rogers College of Law from 1999 to 2009; Regents’ Professor at the Rogers College of Law since 1990.	70	None

Melinda A. Raso Kirstein (1955)	Trustee, 2014- present	Retired, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	70	Associate Alumnae of Douglass College, Member of Investment Committee

Victor Ugolyn (1947)	Trustee, 2006- present; Chairman of the Board of Trustees, 2006- present	Private Investor, 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	70	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame, Member of the Board of Directors of the New York Society of Security Analysts (NYSSA)

+	As of March 31, 2015.

*	Chair of the Audit Committee.

**	Chair of the Contracts Review Committee.

***	Chair of the Governance and Nominating Committee.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	119

Trustees and Officers Information (unaudited) (concluded)

Interested Trustee and Officers

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years
Jonathan Steinberg**** (1964)	Trustee, 2005- present President, 2005- present	President, WisdomTree Trust since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.; Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.	70	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.

David Castano**** (1971)	Treasurer, 2013- present	Director of Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2011; Vice President of Legg Mason & Co. and served as Treasurer from 2010 to 2011 and Controller from 2006 to 2010 of certain mutual funds associated with Legg Mason & Co.; Assistant Treasurer of Lord Abbett mutual funds from 2004 to 2006.	70	None

Terry Jane Feld**** (1960)	Chief Compliance Officer, 2012- present	Chief Compliance Officer, WisdomTree Asset Management, Inc. since 2012; Senior Compliance Officer, WisdomTree Asset Management since 2011; Senior Compliance Officer, TIAA-CREF, 2007 to 2010; Vice President/NASD-SEC Compliance, Mutual of America Life Insurance Co., 2004 to 2007.	70	None

Ryan Louvar**** (1972)	Secretary and Chief Legal Officer, 2013- present	General Counsel, WisdomTree Asset Management, Inc. since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	70	None

Sarah English**** (1977)	Assistant Secretary, 2013- present	Investment Management Counsel, WisdomTree Asset Management, Inc. since 2010 (includes prior positions at WisdomTree Asset Management, Inc.); Attorney, NYFIX, Inc. from 2006 to 2009.	70	None

Clint Martin**** (1977)	Assistant Treasurer, since 2015	Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management Inc., since 2012; Vice President of Legg Mason & Co. and served as Assistant Treasurer from 2010 to 2012 and Assistant Controller from 2006 to 2010 of certain mutual funds associated with Legg Mason & Co.	70	None

+	As of March 31, 2015.

****	Elected by and serves at the pleasure of the Board.

120	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds fiscal year or period ended March 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year or period ended March 31, 2015, the following represents the maximum amount of ordinary income distributions that may be considered qualified dividend income:

Fund	Qualified Dividend Income
Asia Pacific ex-Japan Fund	$1,111,844
China Dividend ex-Financials Fund	333,146
Commodity Country Equity Fund	472,177
Emerging Markets Consumer Growth Fund	321,770
Emerging Markets Dividend Growth Fund	684,977
Emerging Markets Equity Income Fund	97,732,987
Emerging Markets ex-State-Owned Enterprises Fund[1]	32,111
Emerging Markets SmallCap Dividend Fund	24,895,680
Global Equity Income Fund	2,954,141
Global ex-U.S. Dividend Growth Fund	1,133,986
Global ex-U.S. Real Estate Fund	321,218
Global ex-U.S. Utilities Fund	467,600
Global Natural Resources Fund	554,131
India Earnings Fund (consolidated)	34,280,516
Middle East Dividend Fund	581,762
[1]	For the period December 10, 2014 (commencement of operations) through March 31, 2015.

The Funds intend to elect to pass through to shareholders the credit for taxes paid during the fiscal year or period ended March 31, 2015, to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
Asia Pacific ex-Japan Fund	$1,734,810	$123,233
China Dividend ex-Financials Fund	447,588	33,327
Commodity Country Equity Fund	646,184	73,794
Emerging Markets Consumer Growth Fund	519,254	53,010
Emerging Markets Dividend Growth Fund	997,361	113,259
Emerging Markets Equity Income Fund	152,950,283	16,144,900
Emerging Markets ex-State-Owned Enterprises Fund[1]	49,833	7,650
Emerging Markets SmallCap Dividend Fund	62,922,511	8,032,971
Global Equity Income Fund	3,057,023	180,478
Global ex-U.S. Dividend Growth Fund	1,575,822	125,900
Global ex-U.S. Real Estate Fund	4,958,394	278,456
Global ex-U.S. Utilities Fund	756,346	70,284
Global Natural Resources Fund	582,699	44,647
India Earnings Fund (consolidated)	—	—
Middle East Dividend Fund	2,237,399	106,593
[1]	For the period December 10, 2014 (commencement of operations) through March 31, 2015.

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	121

Supplemental Information (unaudited) (concluded)

The following represents the percentage of dividends paid during the fiscal year ended March 31, 2015, that qualify for the 70% dividends received deduction for corporate shareholders:

Fund	Dividends-Received Deduction
Asia Pacific ex-Japan Fund	—
China Dividend ex-Financials Fund	—
Commodity Country Equity Fund	—
Emerging Markets Consumer Growth Fund	—
Emerging Markets Dividend Growth Fund	—
Emerging Markets Equity Income Fund	—
Emerging Markets ex-State-Owned Enterprises Fund	—
Emerging Markets SmallCap Dividend Fund	—
Global Equity Income Fund	6.52%
Global ex-U.S. Dividend Growth Fund	0.04%
Global ex-U.S. Real Estate Fund	—
Global ex-U.S. Utilities Fund	—
Global Natural Resources Fund	3.02%
India Earnings Fund (consolidated)	—
Middle East Dividend Fund	—
[1]	For the period December 10, 2014 (commencement of operations) through March 31, 2015.

122	WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets Funds	123

The WisdomTree Family of Funds

The following is a list of WisdomTree Funds being offered, along with their respective ticker symbols, as of March 31, 2015:

WisdomTree Domestic Earnings and Dividend Funds

WisdomTree Dividend ex-Financials Fund (DTN)

WisdomTree Earnings 500 Fund (EPS)

WisdomTree Equity Income Fund (DHS)

WisdomTree LargeCap Dividend Fund (DLN)

WisdomTree LargeCap Value Fund (EZY)

WisdomTree MidCap Dividend Fund (DON)

WisdomTree MidCap Earnings Fund (EZM)

WisdomTree SmallCap Dividend Fund (DES)

WisdomTree SmallCap Earnings Fund (EES)

WisdomTree Total Dividend Fund (DTD)

WisdomTree Total Earnings Fund (EXT)

WisdomTree U.S. Dividend Growth Fund (DGRW)

WisdomTree U.S. SmallCap Dividend Growth Fund (DGRS)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

WisdomTree Australia Dividend Fund (AUSE)

WisdomTree DEFA Equity Income Fund (DTH)

WisdomTree DEFA Fund (DWM)

WisdomTree Europe Dividend Growth Fund (EUDG)

WisdomTree Europe Hedged Equity Fund (HEDJ)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

WisdomTree Europe SmallCap Dividend Fund (DFE)

WisdomTree Germany Hedged Equity Fund (DXGE)

WisdomTree International Dividend ex-Financials Fund (DOO)

WisdomTree International Hedged Dividend Growth Fund (IHDG)

WisdomTree International LargeCap Dividend Fund (DOL)

WisdomTree International MidCap Dividend Fund (DIM)

WisdomTree International SmallCap Dividend Fund (DLS)

WisdomTree Japan Hedged Capital Goods Fund (DXJC)

WisdomTree Japan Hedged Equity Fund (DXJ)

WisdomTree Japan Hedged Financials Fund (DXJF)

WisdomTree Japan Hedged Health Care Fund (DXJH)

WisdomTree Japan Hedged Real Estate Fund (DXJR)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

WisdomTree Japan Hedged Tech, Media and Telecom Fund (DXJT)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

WisdomTree Korea Hedged Equity Fund (DXKW)

WisdomTree United Kingdom Hedged Equity Fund (DXPS)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

WisdomTree China Dividend ex-Financials Fund (CHXF)

WisdomTree Commodity Country Equity Fund (CCXE)

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

WisdomTree Emerging Markets Dividend Growth Fund (DGRE)

WisdomTree Emerging Markets Equity Income Fund (DEM)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

WisdomTree Global Equity Income Fund (DEW)

WisdomTree Global ex-U.S. Dividend Growth Fund (DNL)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

WisdomTree Global ex-U.S. Utilities Fund (DBU)

WisdomTree Global Natural Resources Fund (GNAT)

WisdomTree India Earnings Fund (EPI)

WisdomTree Middle East Dividend Fund (GULF)

WisdomTree Currency Strategy Funds

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

WisdomTree Brazilian Real Strategy Fund (BZF)

WisdomTree Chinese Yuan Strategy Fund (CYB)

WisdomTree Commodity Currency Strategy Fund (CCX)

WisdomTree Emerging Currency Strategy Fund (CEW)

WisdomTree Indian Rupee Strategy Fund (ICN)

WisdomTree Fixed Income Funds

WisdomTree Asia Local Debt Fund (ALD)

WisdomTree Australia & New Zealand Debt Fund (AUNZ)

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (AGND)

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (AGZD)

WisdomTree Bloomberg Floating Rate Treasury Fund (USFR)

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (HYND)

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (HYZD)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Japan Interest Rate Strategy Fund (JGBB)

WisdomTree Strategic Corporate Bond Fund (CRDT)

WisdomTree Alternative Funds

WisdomTree Global Real Return Fund (RRF)

WisdomTree Managed Futures Strategy Fund (WDTI)

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus, containing this and other information, is available at www.wisdomtree.com, or by calling 1-866-909-WISE (9473). Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal. Past performance does not guarantee future results. Indexes are unmanaged and you cannot invest directly in an index.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Inflation protected securities do not eliminate risks associated with inflation or deflation. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

The Dow Jones Global ex-U.S. Select Real Estate Securities Index is calculated, distributed and marketed by Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC, and has been licensed for use.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only in large amounts of 50,000 shares or more.

WisdomTree Trust

245 Park Avenue, 35th Floor

New York, NY 10167

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

WisdomTree China Dividend ex-Financials Fund (CHXF)

WisdomTree Commodity Country Equity Fund (CCXE)

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

WisdomTree Emerging Markets Dividend Growth Fund (DGRE)

WisdomTree Emerging Markets Equity Income Fund (DEM)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

WisdomTree Global Equity Income Fund (DEW)

WisdomTree Global ex-U.S. Dividend Growth Fund (DNL)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

WisdomTree Global ex-U.S. Utilities Fund (DBU)

WisdomTree Global Natural Resources Fund (GNAT)

WisdomTree India Earnings Fund (EPI)

WisdomTree Middle East Dividend Fund (GULF)

WisdomTree Fund shares are distributed by Foreside Fund Services, LLC.

WTGM-0383

WisdomTree Trust

Domestic Earnings and Dividend Funds

Annual Report

March 31, 2015

WisdomTree Dividend ex-Financials Fund (DTN)

WisdomTree Earnings 500 Fund (EPS)

WisdomTree Equity Income Fund (DHS)

WisdomTree LargeCap Dividend Fund (DLN)

WisdomTree LargeCap Value Fund (EZY)

WisdomTree MidCap Dividend Fund (DON)

WisdomTree MidCap Earnings Fund (EZM)

WisdomTree SmallCap Dividend Fund (DES)

WisdomTree SmallCap Earnings Fund (EES)

WisdomTree Total Dividend Fund (DTD)

WisdomTree Total Earnings Fund (EXT)

WisdomTree U.S. Dividend Growth Fund (DGRW)

WisdomTree U.S. SmallCap Dividend Growth Fund (DGRS)

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Management’s Discussion of Funds’ Performance

(unaudited)

Market Environment Overview

The U.S. equity market, as measured by the S&P 500® Index, returned 12.73% for the 12-month period ended March 31, 2015 (the “period”). After bottoming in March of 2009, the S&P 500 recorded its sixth straight year of gains. Measured from March 31, 2009 through March 31, 2015, the six year cumulative total return on the S&P 500® Index was 194.30%. This represents a substantial recovery in the equity markets as earnings and dividend levels reached and surpassed previous levels. In fact, this was also enough for the S&P 500® Index to reach new highs.

While the overall return for the period was positive, it was marked by several bouts of volatility. One of the most significant events over the period was the substantial decline in the price of oil during the second half of 2014. Although the decline in the price of oil dragged down returns for the energy sector, the lower gas prices at the pump were considered positive for consumers. Another important trend over the period was the strengthening U.S. dollar, which was primarily driven by a combination of additional monetary easing by the Bank of Japan (BOJ) and the European Central Bank (ECB), coupled with the Federal Reserve (Fed) successfully tapering its quantitative easing program. Since the global financial crisis, the Fed and central banks around the world have embraced policies to provide ample liquidity to the markets with the goal of keeping interest rates low and credit flowing. However, as the U.S. economy continues to heal and with the Fed ending its quantitative easing program, there is now a divergence among central bank policies which has driven the U.S. dollar stronger over the period. Even given this divergence, U.S. interest rates fell over the period as liquidity from the BOJ and ECB compressed global interest rates.

WisdomTree Funds’ Performance Overview

The following table reflects the WisdomTree Funds’ performance versus their capitalization-weighted benchmark indexes:

Ticker	WisdomTree Fund	1-Year NAV Return	Performance Benchmark	1-Year Return	Difference
DTN	WisdomTree Dividend ex-Financials Fund	11.27%	Dow Jones U.S. Select Dividend IndexSM	10.13%	1.14%
EPS	WisdomTree Earnings 500 Fund	11.28%	S&P 500® Index	12.73%	-1.45%
DHS	WisdomTree Equity Income Fund	10.64%	Russell 1000® Value Index	9.33%	1.31%
DLN	WisdomTree LargeCap Dividend Fund	11.08%	S&P 500® Index	12.73%	-1.65%
EZY	WisdomTree LargeCap Value Fund	14.73%	Russell 1000® Value Index	9.33%	5.40%
DON	WisdomTree MidCap Dividend Fund	14.46%	S&P MidCap 400® Index	12.19%	2.27%
EZM	WisdomTree MidCap Earnings Fund	9.99%	S&P MidCap 400® Index	12.19%	-2.20%
DES	WisdomTree SmallCap Dividend Fund	8.33%	Russell 2000® Index	8.21%	0.12%
EES	WisdomTree SmallCap Earnings Fund	4.89%	Russell 2000® Index	8.21%	-3.32%
DTD	WisdomTree Total Dividend Fund	11.47%	Russell 3000® Index	12.37%	-0.90%
EXT	WisdomTree Total Earnings Fund	10.93%	Russell 3000® Index	12.37%	-1.44%
DGRW	WisdomTree U.S. Dividend Growth Fund	13.94%	NASDAQ U.S. Dividend AchieversTM Select Index	9.62%	4.32%
DGRS	WisdomTree U.S. SmallCap Dividend Growth Fund	8.37%	Russell 2000® Index	8.21%	0.16%

The top-performing performance benchmark within the aforementioned chart was the S&P 500® Index, which is a measure of large cap stocks. Of the performance benchmarks shown, the Russell 2000® Index was the lowest performer, indicating that small cap stocks lagged large and mid-caps over the period. Within the Russell 2000® Index, small cap energy exposure was a leading detractor from performance over the period.

WisdomTree’s fundamentally-weighted Funds are designed to track indexes based on the dividend stream or earnings stream, respectively, generated by the companies included in the underlying WisdomTree Index. The dividend stream is defined as the sum of the dollar value of dividends indicated to be paid by each company. The earnings stream is defined as the total dollar level of earnings for all companies within each Index. There

WisdomTree Domestic Earnings and Dividend Funds	1

Management’s Discussion of Funds’ Performance

(unaudited) (concluded)

are two primary factors that drive performance differentials of the WisdomTree Funds and Indexes versus their performance benchmarks. The first is aggregate exposure to one or more sectors. The second is stock selection within each sector. Both of these are determined as part of WisdomTree’s rules-based index methodology. These exposures are not subjectively determined. Rather, they are objectively determined at the Index rebalancing dates based on the dividend or earnings stream.

Nine of the ten sectors represented within the S&P 500® Index experienced positive performance over the period. The best-performing sector over the period was the Healthcare sector, with Consumer Discretionary and Information Technology close behind. Each of these sectors delivered a return greater than 18% over the period. The Healthcare sector continued to perform well, positively affected by the tailwinds from the implementation of the Affordable Care Act and performance from high growth areas like biotechnology and life sciences. Consumer Discretionary and Information Technology tend to be higher growth and more economically sensitive sectors, which allowed them to benefit from a continual improvement in the economy and consumers with greater disposable income due to the decline in gas prices. The worst performing sectors over the period was the Energy, Telecommunication Services and Materials sectors. The Energy sector was negatively impacted from the decline in oil prices, driven by increased supply and a stronger U.S. dollar. The Materials sector was also negatively impacted by the stronger U.S. dollar and weaker than expected global growth.

The performance of most WisdomTree dividend-weighted Funds compared to their performance benchmark was favorable over the period. This ultimately makes sense, in that WisdomTree’s dividend-focused approaches have tended to historically tilt greater weight toward dividend-paying firms, and dividend paying equities tend to do well when interest rates decline. The performance of most of the WisdomTree earnings-weighted Funds compared to their performance benchmarks was unfavorable over the period. The WisdomTree earnings-weighted Funds displayed above track an underlying WisdomTree Index that focuses solely on generating exposure to the performance of companies that have generated positive profits on a cumulative basis leading up to the Index screening date. Although we feel investing in only profitable companies is a long term prudent strategy, during certain years, market performance can be driven by momentum and future growth expectations of more speculative and less profitable companies.

The strongest relative performance advantage measured versus the requisite performance benchmarks came with respect to the WisdomTree LargeCap Value Fund (EZY), outperforming its performance benchmark by 5.40%, driven primarily by stock selection within Healthcare and Industrials sectors. The WisdomTree U.S. Dividend Growth Fund (DGRW) also saw strong relative outperformance. DGRW’s forward looking dividend growth methodology and quality screens contributed to the outperformance against its performance benchmark over the period, which primarily focuses on past historical dividend growth as a criteria for index inclusion. The WisdomTree MidCap Dividend Fund (DON) also displayed strong performance over the period and outperformed its performance benchmark, primarily due to stock selection among Financials and Industrials.

Fund returns are shown at NAV. Please see Performance Summaries on the subsequent pages for more complete performance information. Please see page 16 for the list of index descriptions.

Fund performance assumes reinvestment of dividends and capital gain distributions. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results. For the most recent month-end performance information visit www.wisdomtree.com.

2	WisdomTree Domestic Earnings and Dividend Funds

Performance Summary (unaudited)

WisdomTree Dividend ex-Financials Fund (DTN)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Energy	14.1%
Consumer Staples	13.3%
Utilities	13.2%
Consumer Discretionary	12.9%
Information Technology	11.2%
Industrials	10.1%
Materials	9.7%
Healthcare	9.4%
Telecommunication Services	5.3%
Investment Company	0.5%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Kraft Foods Group, Inc.	1.9%
AT&T, Inc.	1.9%
Williams Cos., Inc. (The)	1.9%
CenturyLink, Inc.	1.7%
ONEOK, Inc.	1.7%
Verizon Communications, Inc.	1.7%
Kinder Morgan, Inc.	1.6%
Coach, Inc.	1.6%
Reynolds American, Inc.	1.6%
Maxim Integrated Products, Inc.	1.5%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Dividend ex-Financials Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Dividend ex-Financials Index.

The Fund returned 11.27% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Consumer Staples sector. The Fund’s position in the Materials sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.38%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	11.27%	15.36%	16.12%	8.66%
Fund Market Price Returns	11.32%	15.35%	16.11%	8.66%
WisdomTree Dividend Top 100/Dividend ex-Financials Spliced Index[2]	11.63%	15.75%	16.56%	9.06%
Dow Jones U.S. Select Dividend IndexSM	10.13%	15.87%	15.46%	7.05%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.
[2]	WisdomTree Dividend Top 100 Index through May 7, 2009; WisdomTree Dividend ex-Financials Index thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Domestic Earnings and Dividend Funds	3

Performance Summary (unaudited)

WisdomTree Earnings 500 Fund (EPS)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Financials	20.1%
Information Technology	18.2%
Industrials	11.5%
Consumer Discretionary	11.4%
Energy	11.0%
Healthcare	10.1%
Consumer Staples	9.4%
Materials	3.0%
Utilities	2.6%
Telecommunication Services	2.5%
Investment Company	0.1%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Apple, Inc.	4.4%
Exxon Mobil Corp.	3.5%
JPMorgan Chase & Co.	2.2%
Wells Fargo & Co.	2.2%
Chevron Corp.	2.1%
Microsoft Corp.	1.8%
Berkshire Hathaway, Inc., Class B	1.7%
International Business Machines Corp.	1.7%
General Electric Co.	1.7%
Johnson & Johnson	1.6%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Earnings 500 Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Earnings 500 Index.

The Fund returned 11.28% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Information Technology sector. The Fund’s position in the Energy sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.28%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	11.28%	15.29%	14.08%	6.63%
Fund Market Price Returns	11.31%	15.31%	14.11%	6.64%
WisdomTree Earnings 500 Index	11.58%	15.63%	14.40%	6.94%
S&P 500® Index	12.73%	16.11%	14.47%	6.74%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 23, 2007.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

4	WisdomTree Domestic Earnings and Dividend Funds

Performance Summary (unaudited)

WisdomTree Equity Income Fund (DHS)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Financials	18.0%
Energy	15.3%
Consumer Staples	15.0%
Telecommunication Services	10.5%
Utilities	9.7%
Healthcare	9.2%
Industrials	7.8%
Consumer Discretionary	7.4%
Materials	3.3%
Information Technology	3.3%
Investment Company	0.2%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Exxon Mobil Corp.	4.8%
Verizon Communications, Inc.	4.7%
AT&T, Inc.	4.7%
General Electric Co.	4.2%
Chevron Corp.	4.0%
Pfizer, Inc.	3.6%
Procter & Gamble Co. (The)	3.1%
JPMorgan Chase & Co.	2.9%
Philip Morris International, Inc.	2.7%
Coca-Cola Co. (The)	2.6%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Equity Income Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Equity Income Index.

The Fund returned 10.64% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Financials sector. The Fund’s position in the Energy sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.38%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	10.64%	14.51%	15.67%	6.19%
Fund Market Price Returns	10.63%	14.50%	15.68%	6.20%
WisdomTree Equity Income Index	11.02%	14.88%	16.09%	6.51%
Russell 1000® Value Index	9.33%	16.44%	13.75%	6.91%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Domestic Earnings and Dividend Funds	5

Performance Summary (unaudited)

WisdomTree LargeCap Dividend Fund (DLN)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Information Technology	14.9%
Financials	14.8%
Consumer Staples	14.4%
Energy	11.1%
Healthcare	10.9%
Industrials	10.6%
Consumer Discretionary	9.2%
Telecommunication Services	5.9%
Utilities	4.7%
Materials	3.2%
Investment Company	0.1%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Apple, Inc.	3.6%
Exxon Mobil Corp.	3.3%
Verizon Communications, Inc.	2.8%
AT&T, Inc.	2.8%
Microsoft Corp.	2.5%
General Electric Co.	2.5%
Chevron Corp.	2.4%
Johnson & Johnson	2.2%
Pfizer, Inc.	2.1%
Wells Fargo & Co.	2.1%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree LargeCap Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree LargeCap Dividend Index.

The Fund returned 11.08% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Information Technology sector. The Fund’s position in the Energy sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.28%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	11.08%	14.46%	14.60%	7.30%
Fund Market Price Returns	11.12%	14.49%	14.61%	7.28%
WisdomTree LargeCap Dividend Index	11.36%	14.75%	14.91%	7.66%
S&P 500® Index	12.73%	16.11%	14.47%	8.16%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

6	WisdomTree Domestic Earnings and Dividend Funds

Performance Summary (unaudited)

WisdomTree LargeCap Value Fund (EZY)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Financials	24.0%
Industrials	15.5%
Consumer Discretionary	14.2%
Healthcare	13.9%
Information Technology	9.7%
Energy	7.8%
Consumer Staples	6.9%
Materials	6.5%
Utilities	1.1%
Investment Companies	0.2%
Telecommunication Services	0.1%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
JPMorgan Chase & Co.	4.1%
Wells Fargo & Co.	3.1%
UnitedHealth Group, Inc.	3.1%
Berkshire Hathaway, Inc., Class B	3.0%
Ford Motor Co.	2.7%
CVS Health Corp.	2.3%
ConocoPhillips	2.3%
Hewlett-Packard Co.	2.2%
Boeing Co. (The)	2.2%
Bank of America Corp.	2.0%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree LargeCap Value Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree LargeCap Value Index.

The Fund returned 14.73% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Healthcare sector. The Fund’s position in the Energy sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.38%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	14.73%	16.20%	14.15%	5.44%
Fund Market Price Returns	14.86%	16.24%	14.17%	5.47%
WisdomTree Low P/E/LargeCap Value Spliced Index[2]	15.17%	16.58%	14.60%	5.80%
Russell 1000® Value Index	9.33%	16.44%	13.75%	5.10%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 23, 2007.
[2]	WisdomTree Low P/E Index through June 19, 2009; WisdomTree LargeCap Value Index thereafter.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Domestic Earnings and Dividend Funds	7

Performance Summary (unaudited)

WisdomTree MidCap Dividend Fund (DON)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Financials	24.9%
Consumer Discretionary	17.3%
Industrials	13.7%
Utilities	12.8%
Materials	8.6%
Information Technology	7.4%
Energy	6.3%
Consumer Staples	3.9%
Healthcare	2.4%
Telecommunication Services	2.3%
Investment Company	0.1%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Windstream Holdings, Inc.	1.2%
Frontier Communications Corp.	1.1%
Coach, Inc.	1.0%
Ameren Corp.	0.9%
Diamond Offshore Drilling, Inc.	0.9%
Mattel, Inc.	0.9%
CenterPoint Energy, Inc.	0.9%
Maxim Integrated Products, Inc.	0.9%
Darden Restaurants, Inc.	0.8%
Helmerich & Payne, Inc.	0.8%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree MidCap Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree MidCap Dividend Index.

The Fund returned 14.46% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Financials sector. The Fund’s position in the Energy sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.38%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	14.46%	18.52%	16.52%	9.60%
Fund Market Price Returns	14.56%	18.52%	16.51%	9.67%
WisdomTree MidCap Dividend Index	14.78%	18.80%	16.91%	9.60%
S&P MidCap 400® Index	12.19%	17.03%	15.72%	10.16%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

8	WisdomTree Domestic Earnings and Dividend Funds

Performance Summary (unaudited)

WisdomTree MidCap Earnings Fund (EZM)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Financials	24.2%
Industrials	19.2%
Consumer Discretionary	16.4%
Information Technology	12.6%
Materials	7.0%
Utilities	6.3%
Energy	5.8%
Healthcare	4.2%
Consumer Staples	3.7%
Investment Company	0.4%
Telecommunication Services	0.1%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Brunswick Corp.	0.7%
Discovery Communications, Inc., Class A	0.7%
Santander Consumer USA Holdings, Inc.	0.7%
WABCO Holdings, Inc.	0.7%
Trinity Industries, Inc.	0.6%
Liberty Media Corp., Class A	0.6%
MBIA, Inc.	0.6%
Avnet, Inc.	0.5%
Western Refining, Inc.	0.5%
Arrow Electronics, Inc.	0.5%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree MidCap Earnings Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree MidCap Earnings Index.

The Fund returned 9.99% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Financials sector. The Fund’s position in the Energy sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.38%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	9.99%	18.12%	16.88%	9.91%
Fund Market Price Returns	10.23%	18.12%	16.90%	9.94%
WisdomTree MidCap Earnings Index	10.26%	18.38%	17.21%	10.12%
S&P MidCap 400® Index	12.19%	17.03%	15.72%	8.81%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 23, 2007.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Domestic Earnings and Dividend Funds	9

Performance Summary (unaudited)

WisdomTree SmallCap Dividend Fund (DES)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Financials	24.8%
Industrials	15.9%
Consumer Discretionary	15.2%
Utilities	10.8%
Information Technology	8.8%
Consumer Staples	6.6%
Materials	6.3%
Healthcare	5.2%
Energy	4.1%
Telecommunication Services	2.0%
Investment Company	0.1%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Vector Group Ltd.	1.4%
Theravance, Inc.	1.0%
PBF Energy, Inc., Class A	1.0%
Nu Skin Enterprises, Inc., Class A	0.9%
UIL Holdings Corp.	0.9%
TAL International Group, Inc.	0.8%
Lexmark International, Inc., Class A	0.7%
WGL Holdings, Inc.	0.7%
SeaWorld Entertainment, Inc.	0.7%
PDL BioPharma, Inc.	0.7%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree SmallCap Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree SmallCap Dividend Index.

The Fund returned 8.33% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Financials sector. The Fund’s position in the Energy sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.38%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	8.33%	17.27%	14.92%	8.05%
Fund Market Price Returns	8.50%	17.23%	14.89%	8.06%
WisdomTree SmallCap Dividend Index	8.45%	17.26%	15.01%	8.10%
Russell 2000® Index	8.21%	16.27%	14.57%	8.43%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

10	WisdomTree Domestic Earnings and Dividend Funds

Performance Summary (unaudited)

WisdomTree SmallCap Earnings Fund (EES)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Financials	24.2%
Industrials	18.0%
Consumer Discretionary	17.1%
Information Technology	12.7%
Energy	8.9%
Healthcare	8.3%
Materials	4.6%
Consumer Staples	2.6%
Utilities	2.2%
Telecommunication Services	1.0%
Investment Company	0.3%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.
‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Oasis Petroleum, Inc.	1.1%
St. Joe Co. (The)	0.9%
PDL BioPharma, Inc.	0.8%
Delek U.S. Holdings, Inc.	0.6%
Ryland Group, Inc. (The)	0.6%
Laredo Petroleum, Inc.	0.6%
Amkor Technology, Inc.	0.5%
Meritage Homes Corp.	0.5%
American Axle & Manufacturing Holdings, Inc.	0.5%
William Lyon Homes, Class A	0.5%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree SmallCap Earnings Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree SmallCap Earnings Index.

The Fund returned 4.89% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Consumer Discretionary sector. The Fund’s position in the Energy sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.38%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	4.89%	15.78%	15.26%	8.01%
Fund Market Price Returns	4.81%	15.72%	15.25%	8.00%
WisdomTree SmallCap Earnings Index	5.07%	15.95%	15.49%	8.10%
Russell 2000® Index	8.21%	16.27%	14.57%	6.72%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 23, 2007.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Domestic Earnings and Dividend Funds	11

Performance Summary (unaudited)

WisdomTree Total Dividend Fund (DTD)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Financials	19.2%
Information Technology	13.4%
Consumer Staples	12.5%
Industrials	10.7%
Energy	10.0%
Consumer Discretionary	9.8%
Healthcare	9.5%
Utilities	5.5%
Telecommunication Services	5.2%
Materials	3.8%
Investment Company	0.2%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Apple, Inc.	3.0%
Exxon Mobil Corp.	2.7%
Verizon Communications, Inc.	2.3%
AT&T, Inc.	2.3%
Microsoft Corp.	2.1%
General Electric Co.	2.1%
Chevron Corp.	2.0%
Johnson & Johnson	1.8%
Wells Fargo & Co.	1.8%
Pfizer, Inc.	1.8%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Total Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Dividend Index.

The Fund returned 11.47% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Information Technology sector. The Fund’s position in the Energy sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.28%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	11.47%	14.95%	14.79%	7.59%
Fund Market Price Returns	11.72%	14.99%	14.83%	7.59%
WisdomTree Dividend Index	11.77%	15.29%	15.27%	8.03%
Russell 3000® Index	12.37%	16.43%	14.71%	8.40%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on June 16, 2006.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

12	WisdomTree Domestic Earnings and Dividend Funds

Performance Summary (unaudited)

WisdomTree Total Earnings Fund (EXT)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Financials	20.9%
Information Technology	17.5%
Industrials	12.4%
Consumer Discretionary	12.1%
Energy	10.4%
Healthcare	9.5%
Consumer Staples	8.6%
Materials	3.4%
Utilities	2.9%
Telecommunication Services	2.2%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Apple, Inc.	3.8%
Exxon Mobil Corp.	3.0%
JPMorgan Chase & Co.	1.9%
Wells Fargo & Co.	1.9%
Chevron Corp.	1.8%
Microsoft Corp.	1.6%
Berkshire Hathaway, Inc., Class B	1.5%
International Business Machines Corp.	1.5%
General Electric Co.	1.5%
Johnson & Johnson	1.4%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Total Earnings Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Earnings Index.

The Fund returned 10.93% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Information Technology sector. The Fund’s position in the Energy sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.28%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	10.93%	15.57%	14.35%	7.01%
Fund Market Price Returns	10.94%	15.55%	14.36%	7.01%
WisdomTree Earnings Index	11.35%	15.94%	14.71%	7.28%
Russell 3000® Index	12.37%	16.43%	14.71%	6.93%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 23, 2007.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Domestic Earnings and Dividend Funds	13

Performance Summary (unaudited)

WisdomTree U.S. Dividend Growth Fund (DGRW)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Consumer Discretionary	20.4%
Information Technology	19.3%
Industrials	17.9%
Consumer Staples	13.7%
Healthcare	10.7%
Energy	7.4%
Materials	6.1%
Financials	4.3%
Utilities	0.1%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
Exxon Mobil Corp.	5.1%
Apple, Inc.	4.3%
Microsoft Corp.	3.3%
Altria Group, Inc.	2.9%
PepsiCo, Inc.	2.7%
McDonald’s Corp.	2.5%
International Business Machines Corp.	2.3%
Intel Corp.	2.0%
Home Depot, Inc. (The)	2.0%
AbbVie, Inc.	1.9%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Dividend Growth Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Dividend Growth Index.

The Fund returned 13.94% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Consumer Staples sector. The Fund’s position in the Energy sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.28%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	13.94%	15.20%
Fund Market Price Returns	14.04%	15.25%
WisdomTree U.S. Dividend Growth Index	14.22%	15.52%
NASDAQ U.S. Dividend AchieversTM Select Index	9.62%	11.47%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on May 22, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

14	WisdomTree Domestic Earnings and Dividend Funds

Performance Summary (unaudited)

WisdomTree U.S. SmallCap Dividend Growth Fund (DGRS)

Sector Breakdown† as of 3/31/15

Sector	% of Net Assets
Industrials	22.0%
Consumer Discretionary	20.4%
Financials	13.5%
Information Technology	10.8%
Materials	10.8%
Consumer Staples	7.1%
Energy	6.5%
Healthcare	6.2%
Utilities	1.4%
Telecommunication Services	1.1%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 3/31/15

Description	% of Net Assets
PBF Energy, Inc., Class A	2.2%
Nu Skin Enterprises, Inc., Class A	2.1%
TAL International Group, Inc.	1.7%
Lexmark International, Inc., Class A	1.7%
Olin Corp.	1.6%
Bank of Hawaii Corp.	1.5%
New Jersey Resources Corp.	1.4%
Patterson-UTI Energy, Inc.	1.3%
B&G Foods, Inc.	1.3%
DineEquity, Inc.	1.2%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. SmallCap Dividend Growth Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. SmallCap Dividend Growth Index.

The Fund returned 8.37% at net asset value (“NAV”) for the fiscal year ending March 31, 2015 (for more complete performance information please see the chart below). The Fund benefited most from its position in the Financials sector. The Fund’s position in the Materials sector created the greatest drag on performance.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of the Fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and the index is not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated August 1, 2014, as supplemented January 1, 2015, the Fund’s annual expense ratio was 0.38%.

Performance as of 3/31/15

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	8.37%	13.76%
Fund Market Price Returns	8.56%	13.74%
WisdomTree U.S. SmallCap Dividend Growth Index	8.61%	14.09%
Russell 2000® Index	8.21%	12.28%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on July 25, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Domestic Earnings and Dividend Funds	15

Description of Indexes (unaudited)

Below are descriptions of each Index referenced in this report:

The Dow Jones U.S. Select Dividend IndexSM is comprised of 100 U.S. dividend-paying companies.

The NASDAQ U.S. Dividend AchieversTM Select Index is a capitalization-weighted index that measures the performance of U.S. common stocks that have a history of increasing dividends for at least ten consecutive years.

The Russell 1000® Value Index is a capitalization-weighted index that is comprised of the large-capitalization value segment of the U.S. equity universe, selecting from the Russell 1000 Index.

The Russell 2000® Index is a capitalization-weighted index that is comprised of the smallest 2,000 securities in the Russell 3000 Index, based on total market capitalization.

The Russell 3000® Index is a capitalization-weighted index that is comprised of the 3,000 largest U.S. companies, based on total market capitalization.

The S&P 500® Index is a capitalization-weighted index of 500 stocks selected by Standard & Poor’s Index Committee, designed to represent the performance of the leading industries in the United States economy.

The S&P MidCap 400® Index is a capitalization-weighted index that is comprised of the mid-capitalization range of the U.S. stock market, with stocks selected by the Standard & Poor’s Index Committee.

The WisdomTree Dividend ex-Financials Index is comprised of high dividend-yielding stocks outside the financial sector.

The WisdomTree Dividend Index defines the dividend-paying portion of the U.S. stock market.

The WisdomTree Dividend Top 100 Index is comprised of the 100 highest dividend-yielding companies in the WisdomTree LargeCap Dividend Index.

The WisdomTree Earnings 500 Index is comprised of earnings-generating companies within the large-capitalization segment of the U.S. stock market.

The WisdomTree Earnings Index is comprised of earnings-generating companies within the broad U.S. stock market.

The WisdomTree Equity Income Index is comprised of companies with high dividend yields, selected from the WisdomTree Dividend Index.

The WisdomTree LargeCap Dividend Index is comprised of the large-capitalization segment of the U.S. dividend-paying market, selected from the WisdomTree Dividend Index.

The WisdomTree LargeCap Value Index is comprised of the large-capitalization value segment within the earnings-generating companies of the U.S. stock market.

The WisdomTree Low P/E Index is comprised of companies with the lowest price-to- earnings ratios (P/E ratios) in the WisdomTree Earnings Index.

The WisdomTree MidCap Dividend Index is comprised of the mid-capitalization segment of the U.S. dividend-paying market, selected from the WisdomTree Dividend Index.

The WisdomTree MidCap Earnings Index is comprised of earnings-generating companies within the mid-capitalization segment of the U.S. stock market.

The WisdomTree SmallCap Dividend Index is comprised of the small-capitalization segment of the U.S. dividend-paying market, selected from the WisdomTree Dividend Index.

The WisdomTree SmallCap Earnings Index is comprised of earnings-generating companies within the small-capitalization segment of the U.S. stock market.

The WisdomTree U.S. Dividend Growth Index is comprised of dividend-paying stocks with growth characteristics.

16	WisdomTree Domestic Earnings and Dividend Funds

Description of Indexes (unaudited) (concluded)

The WisdomTree U.S. SmallCap Dividend Growth Index is comprised of the small-capitalization segment of dividend-paying stocks with growth characteristics.

Index performance information assumes the reinvestment of dividends and excludes management fees, transaction costs and expenses. You cannot directly invest in an index.

The Dow Jones U.S. Select Dividend Index is calculated, distributed and marketed by Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC, and has been licensed for use.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc., and is licensed for use by WisdomTree Investments, Inc. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

WisdomTree Investments and WisdomTree Asset Management (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

WisdomTree Domestic Earnings and Dividend Funds	17

Shareholder Expense Examples (unaudited)

As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual expenses

The first line under each Fund in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period 10/1/14 to 3/31/15” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line under each Fund in the table on the next page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	WisdomTree Domestic Earnings and Dividend Funds

Shareholder Expense Examples (unaudited) (concluded)

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Annualized Expense Ratio Based on the Period 10/1/14 to 3/31/15	Expenses Paid During the Period† 10/1/14 to 3/31/15
WisdomTree Dividend ex-Financials Fund
Actual	$1,000.00	$1,051.20	0.38%	$1.94
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.38%	$1.92
WisdomTree Earnings 500 Fund
Actual	$1,000.00	$1,049.00	0.28%	$1.43
Hypothetical (5% return before expenses)	$1,000.00	$1,023.54	0.28%	$1.41
WisdomTree Equity Income Fund
Actual	$1,000.00	$1,042.00	0.38%	$1.93
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.38%	$1.92
WisdomTree LargeCap Dividend Fund
Actual	$1,000.00	$1,044.80	0.28%	$1.43
Hypothetical (5% return before expenses)	$1,000.00	$1,023.54	0.28%	$1.41
WisdomTree LargeCap Value Fund
Actual	$1,000.00	$1,091.60	0.38%	$1.98
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.38%	$1.92
WisdomTree MidCap Dividend Fund
Actual	$1,000.00	$1,113.50	0.38%	$2.00
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.38%	$1.92
WisdomTree MidCap Earnings Fund
Actual	$1,000.00	$1,108.90	0.38%	$2.00
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.38%	$1.92
WisdomTree SmallCap Dividend Fund
Actual	$1,000.00	$1,124.20	0.38%	$2.01
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.38%	$1.92
WisdomTree SmallCap Earnings Fund
Actual	$1,000.00	$1,115.60	0.38%	$2.00
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.38%	$1.92
WisdomTree Total Dividend Fund
Actual	$1,000.00	$1,056.50	0.28%	$1.44
Hypothetical (5% return before expenses)	$1,000.00	$1,023.54	0.28%	$1.41
WisdomTree Total Earnings Fund
Actual	$1,000.00	$1,056.30	0.28%	$1.44
Hypothetical (5% return before expenses)	$1,000.00	$1,023.54	0.28%	$1.41
WisdomTree U.S. Dividend Growth Fund
Actual	$1,000.00	$1,078.70	0.28%	$1.45
Hypothetical (5% return before expenses)	$1,000.00	$1,023.54	0.28%	$1.41
WisdomTree U.S. SmallCap Dividend Growth Fund
Actual	$1,000.00	$1,137.40	0.38%	$2.02
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.38%	$1.92

†	Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 182/365 (to reflect the one-half year period).

WisdomTree Domestic Earnings and Dividend Funds	19

Schedule of Investments

WisdomTree Dividend ex-Financials Fund (DTN)

March 31, 2015

Investments	Shares	Value

COMMON STOCKS – 99.2%
United States – 99.2%
Aerospace & Defense – 2.1%
Lockheed Martin Corp.	75,948	$15,414,406
Raytheon Co.	96,875	10,583,594

Total Aerospace & Defense		25,998,000
Air Freight & Logistics – 0.8%
United Parcel Service, Inc. Class B	98,306	9,529,784
Automobiles – 2.7%
Ford Motor Co.	931,431	15,033,296
General Motors Co.	508,370	19,063,875

Total Automobiles		34,097,171
Chemicals – 6.2%
Air Products & Chemicals, Inc.	69,167	10,463,584
Airgas, Inc.	77,815	8,256,950
CF Industries Holdings, Inc.	39,730	11,270,606
Dow Chemical Co. (The)	354,467	17,007,327
E.I. du Pont de Nemours & Co.	169,054	12,082,289
Mosaic Co. (The)	221,835	10,217,720
Praxair, Inc.	73,179	8,835,632

Total Chemicals		78,134,108
Commercial Services & Supplies – 2.3%
Republic Services, Inc.	327,893	13,299,340
Waste Management, Inc.	281,161	15,247,361

Total Commercial Services & Supplies		28,546,701
Communications Equipment – 1.0%
Cisco Systems, Inc.	453,973	12,495,607
Diversified Telecommunication Services – 5.3%
AT&T, Inc.(a)	734,669	23,986,943
CenturyLink, Inc.	625,318	21,604,737
Verizon Communications, Inc.	432,800	21,047,064

Total Diversified Telecommunication Services		66,638,744
Electric Utilities – 8.0%
American Electric Power Co., Inc.	277,018	15,582,262
Duke Energy Corp.	209,477	16,083,644
Entergy Corp.	204,977	15,883,668
FirstEnergy Corp.(a)	462,995	16,232,605
PPL Corp.	530,036	17,841,012
Southern Co. (The)(a)	408,473	18,087,184

Total Electric Utilities		99,710,375
Electrical Equipment – 1.9%
Emerson Electric Co.	225,119	12,746,238
Rockwell Automation, Inc.	95,659	11,095,487

Total Electrical Equipment		23,841,725
Food & Staples Retailing – 1.0%
Sysco Corp.	340,598	12,850,763
Food Products – 4.2%
General Mills, Inc.	264,554	14,973,756
Kellogg Co.	199,224	13,138,823

Kraft Foods Group, Inc.	275,597	$24,008,633

Total Food Products		52,121,212
Health Care Equipment & Supplies – 2.3%
Abbott Laboratories	197,795	9,163,842
Baxter International, Inc.	176,336	12,079,016
Becton, Dickinson and Co.	55,462	7,963,789

Total Health Care Equipment & Supplies		29,206,647
Health Care Providers & Services – 0.9%
Quest Diagnostics, Inc.(a)	142,582	10,957,427
Hotels, Restaurants & Leisure – 3.6%
Las Vegas Sands Corp.(a)	261,708	14,404,408
McDonald’s Corp.	176,177	17,166,687
Wynn Resorts Ltd.	103,578	13,038,399

Total Hotels, Restaurants & Leisure		44,609,494
Household Products – 2.1%
Clorox Co. (The)	131,717	14,540,240
Kimberly-Clark Corp.	114,454	12,259,168

Total Household Products		26,799,408
Industrial Conglomerates – 1.2%
General Electric Co.	601,371	14,920,014
IT Services – 3.4%
International Business Machines Corp.	77,803	12,487,382
Paychex, Inc.	309,015	15,331,779
Western Union Co. (The)(a)	715,925	14,898,399

Total IT Services		42,717,560
Leisure Products – 1.3%
Mattel, Inc.(a)	714,064	16,316,362
Machinery – 1.9%
Caterpillar, Inc.(a)	138,565	11,089,357
Deere & Co.(a)	139,921	12,269,672

Total Machinery		23,359,029
Metals & Mining – 2.4%
Freeport-McMoRan, Inc.	973,248	18,443,050
Nucor Corp.	237,383	11,282,814

Total Metals & Mining		29,725,864
Multi-Utilities – 5.2%
Ameren Corp.	393,939	16,624,226
CenterPoint Energy, Inc.	810,075	16,533,631
Consolidated Edison, Inc.(a)	273,887	16,707,107
SCANA Corp.(a)	287,844	15,828,541

Total Multi-Utilities		65,693,505
Multiline Retail – 2.5%
Kohl’s Corp.(a)	211,111	16,519,436
Target Corp.	175,433	14,397,786

Total Multiline Retail		30,917,222
Oil, Gas & Consumable Fuels – 14.1%
Chevron Corp.	164,144	17,231,837
ConocoPhillips	303,029	18,866,585
Exxon Mobil Corp.	151,531	12,880,135

See Notes to Financial Statements.

20	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (concluded)

WisdomTree Dividend ex-Financials Fund (DTN)

March 31, 2015

Investments	Shares	Value

HollyFrontier Corp.(a)	364,807	$14,690,778
Kinder Morgan, Inc.	480,626	20,215,130
Murphy Oil Corp.(a)	281,418	13,114,079
Occidental Petroleum Corp.	213,835	15,609,955
ONEOK, Inc.(a)	446,486	21,538,485
Spectra Energy Corp.(a)	526,440	19,041,335
Williams Cos., Inc. (The)	462,550	23,400,404

Total Oil, Gas & Consumable Fuels		176,588,723
Paper & Forest Products – 1.1%
International Paper Co.	248,645	13,797,311
Pharmaceuticals – 6.2%
AbbVie, Inc.	194,023	11,358,106
Bristol-Myers Squibb Co.	185,073	11,937,209
Eli Lilly & Co.	179,260	13,023,239
Johnson & Johnson	110,365	11,102,719
Merck & Co., Inc.	229,975	13,218,963
Pfizer, Inc.	476,497	16,577,331

Total Pharmaceuticals		77,217,567
Semiconductors & Semiconductor Equipment – 5.6%
Analog Devices, Inc.	215,669	13,587,147
Intel Corp.	315,940	9,879,444
KLA-Tencor Corp.	189,538	11,048,170
Maxim Integrated Products, Inc.	556,051	19,356,135
Microchip Technology, Inc.(a)	329,523	16,113,675

Total Semiconductors & Semiconductor Equipment		69,984,571
Software – 1.2%
CA, Inc.	481,357	15,697,052
Specialty Retail – 1.2%
Staples, Inc.	926,226	15,083,590
Textiles, Apparel & Luxury Goods – 1.6%
Coach, Inc.(a)	483,180	20,018,147
Tobacco – 5.9%
Altria Group, Inc.	370,540	18,534,411
Lorillard, Inc.	276,136	18,045,487
Philip Morris International, Inc.	242,651	18,278,900
Reynolds American, Inc.	283,236	19,517,793

Total Tobacco		74,376,591
TOTAL COMMON STOCKS (Cost: $1,111,730,391)		1,241,950,274
EXCHANGE-TRADED FUNDS – 0.5%
United States – 0.5%
WisdomTree LargeCap Dividend Fund(b)	40,830	2,992,839
WisdomTree MidCap Dividend Fund(a)(b)	34,953	3,008,754

TOTAL EXCHANGE-TRADED FUNDS (Cost: $5,937,132)		6,001,593

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 9.8%
United States – 9.8%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c)
(Cost: $122,329,678)(d)	122,329,678	$122,329,678
TOTAL INVESTMENTS IN SECURITIES – 109.5% (Cost: $1,239,997,201)		1,370,281,545
Liabilities in Excess of Cash and Other Assets – (9.5)%		(119,294,784)

NET ASSETS – 100.0%		$1,250,986,761
(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Affiliated company (See Note 7).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $162,766,933 and the total market value of the collateral held by the Fund was $166,544,784. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $44,215,106. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	21

Schedule of Investments

WisdomTree Earnings 500 Fund (EPS)

March 31, 2015

Investments	Shares	Value

COMMON STOCKS – 99.8%
United States – 99.8%
Aerospace & Defense – 3.4%
B/E Aerospace, Inc.(a)	718	$45,679
Boeing Co. (The)(a)	7,211	1,082,227
General Dynamics Corp.	2,687	364,707
Honeywell International, Inc.	5,737	598,427
KLX, Inc.*	482	18,576
L-3 Communications Holdings, Inc.	789	99,248
Lockheed Martin Corp.	2,823	572,956
Northrop Grumman Corp.	1,895	305,019
Precision Castparts Corp.(a)	1,114	233,940
Raytheon Co.(a)	3,272	357,466
Rockwell Collins, Inc.(a)	1,041	100,509
Textron, Inc.(a)	1,992	88,305
TransDigm Group, Inc.(a)	110	24,059
United Technologies Corp.(a)	7,586	889,079

Total Aerospace & Defense		4,780,197
Air Freight & Logistics – 0.6%
C.H. Robinson Worldwide, Inc.(a)	890	65,166
Expeditors International of Washington, Inc.(a)	1,141	54,973
FedEx Corp.(a)	1,698	280,934
United Parcel Service, Inc. Class B	5,152	499,435

Total Air Freight & Logistics		900,508
Airlines – 1.2%
Alaska Air Group, Inc.	1,357	89,806
Delta Air Lines, Inc.(a)	28,718	1,291,161
Southwest Airlines Co.(a)	3,893	172,460
United Continental Holdings, Inc.*	2,744	184,534

Total Airlines		1,737,961
Auto Components – 0.5%
Autoliv, Inc.(a)	597	70,309
BorgWarner, Inc.(a)	1,664	100,639
Goodyear Tire & Rubber Co. (The)(a)	2,836	76,799
Johnson Controls, Inc.	3,322	167,562
Lear Corp.	792	87,769
TRW Automotive Holdings Corp.*	1,349	141,442

Total Auto Components		644,520
Automobiles – 1.0%
Ford Motor Co.(a)	61,985	1,000,438
General Motors Co.	7,736	290,100
Harley-Davidson, Inc.(a)	1,717	104,291

Total Automobiles		1,394,829
Banks – 8.9%
Bank of America Corp.	132,982	2,046,593
BB&T Corp.	7,139	278,350
CIT Group, Inc.	2,822	127,329
Citigroup, Inc.	30,831	1,588,413
Comerica, Inc.(a)	1,669	75,322
Fifth Third Bancorp	9,491	178,905
Huntington Bancshares, Inc.(a)	8,313	91,859
JPMorgan Chase & Co.(a)	50,249	3,044,084

KeyCorp	9,060	$128,289
M&T Bank Corp.(a)	1,070	135,890
PNC Financial Services Group, Inc. (The)	6,114	570,069
Regions Financial Corp.(a)	15,584	147,269
SunTrust Banks, Inc.(a)	5,507	226,283
U.S. Bancorp	18,019	786,890
Wells Fargo & Co.	55,632	3,026,381

Total Banks		12,451,926
Beverages – 1.9%
Brown-Forman Corp. Class B(a)	1,086	98,120
Coca-Cola Co. (The)	26,707	1,082,969
Coca-Cola Enterprises, Inc.	2,091	92,422
Constellation Brands, Inc. Class A*	1,252	145,495
Dr. Pepper Snapple Group, Inc.	1,425	111,834
Molson Coors Brewing Co. Class B	1,468	109,293
Monster Beverage Corp.*	594	82,207
PepsiCo, Inc.	9,960	952,375

Total Beverages		2,674,715
Biotechnology – 1.9%
Alexion Pharmaceuticals, Inc.*	332	57,536
Amgen, Inc.	4,085	652,987
Biogen, Inc.*	985	415,906
Celgene Corp.*(a)	2,071	238,745
Gilead Sciences, Inc.*(a)	12,369	1,213,770
Medivation, Inc.*(a)	125	16,134
Pharmacyclics, Inc.*	71	18,172
Regeneron Pharmaceuticals, Inc.*(a)	125	56,435

Total Biotechnology		2,669,685
Building Products – 0.1%
Fortune Brands Home & Security, Inc.(a)	790	37,509
Masco Corp.(a)	4,678	124,903

Total Building Products		162,412
Capital Markets – 2.9%
Affiliated Managers Group, Inc.*	293	62,931
Ameriprise Financial, Inc.	1,608	210,391
Bank of New York Mellon Corp. (The)(a)	7,638	307,353
BlackRock, Inc.	1,331	486,933
Charles Schwab Corp. (The)	5,479	166,781
Franklin Resources, Inc.(a)	5,881	301,813
Goldman Sachs Group, Inc. (The)	5,892	1,107,519
Morgan Stanley	20,650	736,998
Northern Trust Corp.(a)	1,551	108,027
Raymond James Financial, Inc.(a)	1,134	64,388
State Street Corp.	3,889	285,958
T. Rowe Price Group, Inc.	1,923	155,725
TD Ameritrade Holding Corp.(a)	2,989	111,370

Total Capital Markets		4,106,187
Chemicals – 2.4%
Air Products & Chemicals, Inc.(a)	1,280	193,638
Airgas, Inc.(a)	466	49,447
Celanese Corp. Series A(a)	3,218	179,758
CF Industries Holdings, Inc.	577	163,683

See Notes to Financial Statements.

22	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree Earnings 500 Fund (EPS)

March 31, 2015

Investments	Shares	Value

Dow Chemical Co. (The)(a)	12,298	$590,058
E.I. du Pont de Nemours & Co.(a)	6,020	430,249
Eastman Chemical Co.(a)	1,593	110,331
Ecolab, Inc.(a)	1,494	170,884
FMC Corp.(a)	1,103	63,147
International Flavors & Fragrances, Inc.	558	65,509
Monsanto Co.(a)	3,171	356,864
Mosaic Co. (The)(a)	2,467	113,630
PPG Industries, Inc.	804	181,334
Praxair, Inc.	2,053	247,879
Sherwin-Williams Co. (The)	475	135,138
Sigma-Aldrich Corp.	523	72,305
W.R. Grace & Co.*(a)	435	43,009
Westlake Chemical Corp.	1,606	115,536

Total Chemicals		3,282,399
Commercial Services & Supplies – 0.2%
Cintas Corp.(a)	652	53,223
Republic Services, Inc.	2,476	100,427
Stericycle, Inc.*(a)	384	53,925
Waste Management, Inc.	1,480	80,260

Total Commercial Services & Supplies		287,835
Communications Equipment – 1.6%
Cisco Systems, Inc.	38,667	1,064,309
F5 Networks, Inc.*(a)	351	40,344
Harris Corp.	1,016	80,020
Juniper Networks, Inc.(a)	1,873	42,293
Motorola Solutions, Inc.(a)	1,451	96,738
QUALCOMM, Inc.	13,648	946,352

Total Communications Equipment		2,270,056
Construction & Engineering – 0.1%
Fluor Corp.	1,408	80,481
Construction Materials – 0.0%
Martin Marietta Materials, Inc.(a)	147	20,551
Vulcan Materials Co.	65	5,479

Total Construction Materials		26,030
Consumer Finance – 1.2%
Ally Financial, Inc.*(a)	1,129	23,687
American Express Co.(a)	7,992	624,335
Capital One Financial Corp.	7,227	569,632
Discover Financial Services	5,460	307,671
Navient Corp.	7,285	148,104

Total Consumer Finance		1,673,429
Containers & Packaging – 0.2%
Ball Corp.	1,092	77,139
MeadWestvaco Corp.	930	46,379
Packaging Corp. of America(a)	912	71,309
Rock-Tenn Co. Class A	1,147	73,982
Sealed Air Corp.(a)	536	24,420

Total Containers & Packaging		293,229
Distributors – 0.1%
Genuine Parts Co.(a)	977	91,047

LKQ Corp.*(a)	1,748	$44,679

Total Distributors		135,726
Diversified Consumer Services – 0.1%
H&R Block, Inc.	2,268	72,735
Diversified Financial Services – 2.3%
Berkshire Hathaway, Inc. Class B*	16,741	2,416,061
CME Group, Inc.(a)	1,584	150,021
Intercontinental Exchange, Inc.	340	79,312
Leucadia National Corp.(a)	2,071	46,163
McGraw Hill Financial, Inc.(a)	1,438	148,689
Moody’s Corp.	1,369	142,102
NASDAQ OMX Group, Inc. (The)(a)	1,276	64,999
Voya Financial, Inc.	4,918	212,015

Total Diversified Financial Services		3,259,362
Diversified Telecommunication Services – 2.5%
AT&T, Inc.(a)	49,858	1,627,864
CenturyLink, Inc.(a)	2,531	87,446
Frontier Communications Corp.(a)	3,926	27,678
Level 3 Communications, Inc.*	686	36,934
Verizon Communications, Inc.	34,823	1,693,443

Total Diversified Telecommunication Services		3,473,365
Electric Utilities – 1.5%
American Electric Power Co., Inc.	2,904	163,350
Duke Energy Corp.	4,995	383,516
Edison International	2,856	178,414
Entergy Corp.	1,595	123,597
Eversource Energy(a)	2,404	121,450
Exelon Corp.(a)	8,113	272,678
FirstEnergy Corp.(a)	755	26,470
NextEra Energy, Inc.	2,416	251,385
OGE Energy Corp.(a)	1,713	54,148
PPL Corp.	3,859	129,894
Southern Co. (The)(a)	5,871	259,968
Xcel Energy, Inc.	4,072	141,746

Total Electric Utilities		2,106,616
Electrical Equipment – 0.4%
AMETEK, Inc.(a)	1,526	80,176
Emerson Electric Co.(a)	6,406	362,708
Rockwell Automation, Inc.(a)	1,075	124,689

Total Electrical Equipment		567,573
Electronic Equipment, Instruments & Components – 0.3%
Amphenol Corp. Class A(a)	1,900	111,967
Corning, Inc.	9,740	220,903
Trimble Navigation Ltd.*(a)	1,130	28,476

Total Electronic Equipment, Instruments & Components		361,346
Energy Equipment & Services – 0.9%
Baker Hughes, Inc.	3,282	208,670
Cameron International Corp.*	2,284	103,054
FMC Technologies, Inc.*(a)	2,049	75,834

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	23

Schedule of Investments (continued)

WisdomTree Earnings 500 Fund (EPS)

March 31, 2015

Investments	Shares	Value

Halliburton Co.	11,415	$500,890
Helmerich & Payne, Inc.(a)	1,444	98,293
National Oilwell Varco, Inc.(a)	5,586	279,244

Total Energy Equipment & Services		1,265,985
Food & Staples Retailing – 2.8%
Costco Wholesale Corp.(a)	2,048	310,262
CVS Health Corp.	6,973	719,683
Kroger Co. (The)(a)	3,539	271,300
Sysco Corp.(a)	3,523	132,923
Wal-Mart Stores, Inc.	25,376	2,087,176
Walgreens Boots Alliance, Inc.	3,545	300,190
Whole Foods Market, Inc.	1,570	81,766

Total Food & Staples Retailing		3,903,300
Food Products – 1.7%
Archer-Daniels-Midland Co.	5,133	243,304
Campbell Soup Co.(a)	2,450	114,048
ConAgra Foods, Inc.(a)	2,923	106,777
General Mills, Inc.	4,402	249,153
Hershey Co. (The)(a)	1,130	114,028
Hormel Foods Corp.(a)	1,636	93,007
J.M. Smucker Co. (The)(a)	748	86,566
Kellogg Co.(a)	2,396	158,016
Keurig Green Mountain, Inc.(a)	623	69,608
Kraft Foods Group, Inc.(a)	5,490	478,262
McCormick & Co., Inc. Non-Voting Shares(a)	863	66,546
Mead Johnson Nutrition Co.(a)	975	98,017
Mondelez International, Inc. Class A(a)	7,102	256,311
Pilgrim’s Pride Corp.(a)	2,880	65,059
Tyson Foods, Inc. Class A(a)	2,914	111,606

Total Food Products		2,310,308
Health Care Equipment & Supplies – 1.1%
Abbott Laboratories(a)	5,520	255,742
Baxter International, Inc.	3,575	244,887
Becton, Dickinson and Co.(a)	1,295	185,949
Boston Scientific Corp.*(a)	4,916	87,259
C.R. Bard, Inc.	417	69,785
Cooper Cos., Inc. (The)	305	57,163
DENTSPLY International, Inc.(a)	855	43,511
Edwards Lifesciences Corp.*(a)	352	50,146
Hologic, Inc.*(a)	114	3,765
IDEXX Laboratories, Inc.*(a)	154	23,790
Intuitive Surgical, Inc.*(a)	143	72,219
ResMed, Inc.(a)	905	64,961
St. Jude Medical, Inc.(a)	1,820	119,028
Stryker Corp.	977	90,128
Varian Medical Systems, Inc.*(a)	707	66,522
Zimmer Holdings, Inc.(a)	1,021	119,988

Total Health Care Equipment & Supplies		1,554,843
Health Care Providers & Services – 2.5%
Aetna, Inc.	3,187	339,511
AmerisourceBergen Corp.(a)	452	51,379
Anthem, Inc.(a)	2,526	390,040

Cardinal Health, Inc.(a)	1,902	$171,693
Cigna Corp.	2,519	326,059
DaVita HealthCare Partners, Inc.*	1,407	114,361
Express Scripts Holding Co.*	3,206	278,185
HCA Holdings, Inc.*	3,337	251,042
Henry Schein, Inc.*(a)	490	68,414
Humana, Inc.(a)	951	169,297
Laboratory Corp. of America Holdings*(a)	711	89,650
McKesson Corp.	972	219,866
Quest Diagnostics, Inc.(a)	1,205	92,604
UnitedHealth Group, Inc.	7,475	884,218
Universal Health Services, Inc. Class B	691	81,338

Total Health Care Providers & Services		3,527,657
Health Care Technology – 0.1%
Cerner Corp.*(a)	1,123	82,271
Hotels, Restaurants & Leisure – 1.6%
Aramark	626	19,800
Chipotle Mexican Grill, Inc.*(a)	77	50,092
Darden Restaurants, Inc.(a)	366	25,378
Hilton Worldwide Holdings, Inc.*	2,555	75,679
Hyatt Hotels Corp. Class A*(a)	470	27,833
Las Vegas Sands Corp.(a)	6,667	366,952
Marriott International, Inc. Class A(a)	1,311	105,300
McDonald’s Corp.	7,446	725,538
MGM Resorts International*(a)	1,040	21,871
Starbucks Corp.	3,310	313,457
Starwood Hotels & Resorts Worldwide, Inc.(a)	919	76,737
Wyndham Worldwide Corp.(a)	856	77,442
Wynn Resorts Ltd.(a)	745	93,781
Yum! Brands, Inc.	2,686	211,442

Total Hotels, Restaurants & Leisure		2,191,302
Household Durables – 0.4%
D.R. Horton, Inc.	3,127	89,057
GoPro, Inc. Class A*(a)	76	3,299
Harman International Industries, Inc.(a)	329	43,964
Jarden Corp.*(a)	662	35,020
Lennar Corp. Class A(a)	1,572	81,445
Mohawk Industries, Inc.*	424	78,758
Newell Rubbermaid, Inc.(a)	1,651	64,505
PulteGroup, Inc.(a)	3,747	83,296
Whirlpool Corp.	625	126,287

Total Household Durables		605,631
Household Products – 1.5%
Church & Dwight Co., Inc.	652	55,694
Clorox Co. (The)(a)	809	89,305
Colgate-Palmolive Co.(a)	4,374	303,293
Energizer Holdings, Inc.(a)	397	54,806
Kimberly-Clark Corp.	2,580	276,344
Procter & Gamble Co. (The)	16,513	1,353,075

Total Household Products		2,132,517

See Notes to Financial Statements.

24	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree Earnings 500 Fund (EPS)

March 31, 2015

Investments	Shares	Value

Independent Power and Renewable Electricity Producers – 0.1%
AES Corp.	5,453	$70,071
Industrial Conglomerates – 2.5%
3M Co.	4,286	706,976
Danaher Corp.	4,195	356,156
General Electric Co.	95,656	2,373,225
Roper Industries, Inc.(a)	587	100,964

Total Industrial Conglomerates		3,537,321
Insurance – 3.6%
Aflac, Inc.	6,850	438,469
Alleghany Corp.*(a)	156	75,972
Allstate Corp. (The)	5,047	359,195
American International Group, Inc.	17,313	948,579
Arthur J. Gallagher & Co.(a)	863	40,345
Chubb Corp. (The)	2,425	245,168
Cincinnati Financial Corp.(a)	1,173	62,497
CNA Financial Corp.(a)	2,942	121,887
Hartford Financial Services Group, Inc. (The)(a)	4,713	197,098
Lincoln National Corp.(a)	3,437	197,490
Loews Corp.(a)	2,956	120,693
Markel Corp.*(a)	49	37,679
Marsh & McLennan Cos., Inc.	3,484	195,418
MetLife, Inc.	13,933	704,313
Principal Financial Group, Inc.(a)	2,839	145,839
Progressive Corp. (The)(a)	5,193	141,250
Prudential Financial, Inc.(a)	2,596	208,485
Torchmark Corp.(a)	1,408	77,327
Travelers Cos., Inc. (The)	4,755	514,158
Unum Group	3,683	124,228

Total Insurance		4,956,090
Internet & Catalog Retail – 0.4%
Expedia, Inc.	678	63,820
Liberty Interactive Corp. Class A*	2,291	66,874
Netflix, Inc.*(a)	86	35,835
Priceline Group Inc. (The)*(a)	290	337,604
TripAdvisor, Inc.*(a)	334	27,779

Total Internet & Catalog Retail		531,912
Internet Software & Services – 1.9%
Akamai Technologies, Inc.*(a)	742	52,715
Equinix, Inc.(a)	75	17,464
Facebook, Inc. Class A*	4,829	397,016
Google, Inc. Class A*	3,534	1,960,310
VeriSign, Inc.*(a)	1,307	87,530
Yahoo!, Inc.*(a)	2,665	118,419

Total Internet Software & Services		2,633,454
IT Services – 3.5%
Alliance Data Systems Corp.*(a)	266	78,803
Automatic Data Processing, Inc.	2,445	209,390
Cognizant Technology Solutions Corp. Class A*	3,696	230,593
Computer Sciences Corp.(a)	1,515	98,899
Fidelity National Information Services, Inc.	1,327	90,316

Fiserv, Inc.*(a)	1,389	$110,287
FleetCor Technologies, Inc.*(a)	306	46,182
Gartner, Inc.*	274	22,975
International Business Machines Corp.(a)	14,837	2,381,338
MasterCard, Inc. Class A	5,679	490,609
Paychex, Inc.(a)	1,870	92,780
Visa, Inc. Class A(a)	12,076	789,891
Western Union Co. (The)(a)	6,782	141,133
Xerox Corp.(a)	11,687	150,178

Total IT Services		4,933,374
Leisure Products – 0.1%
Hasbro, Inc.(a)	935	59,129
Mattel, Inc.(a)	3,107	70,995
Polaris Industries, Inc.(a)	388	54,747

Total Leisure Products		184,871
Life Sciences Tools & Services – 0.3%
Agilent Technologies, Inc.	1,678	69,721
Illumina, Inc.*(a)	165	30,631
Mettler-Toledo International, Inc.*	158	51,927
Quintiles Transnational Holdings, Inc.*(a)	749	50,161
Thermo Fisher Scientific, Inc.	1,178	158,252
Waters Corp.*	545	67,754

Total Life Sciences Tools & Services		428,446
Machinery – 1.6%
Caterpillar, Inc.(a)	6,352	508,351
Cummins, Inc.(a)	1,521	210,871
Deere & Co.(a)	4,962	435,118
Dover Corp.(a)	1,637	113,149
Flowserve Corp.(a)	1,197	67,618
Illinois Tool Works, Inc.(a)	2,691	261,404
PACCAR, Inc.(a)	2,674	168,836
Pall Corp.	535	53,709
Parker-Hannifin Corp.(a)	1,100	130,658
Snap-on, Inc.	460	67,648
Stanley Black & Decker, Inc.	1,030	98,221
Wabtec Corp.(a)	507	48,170

Total Machinery		2,163,753
Media – 3.6%
CBS Corp. Class B Non-Voting Shares	3,832	232,334
Comcast Corp. Class A(a)	17,205	971,566
DIRECTV*	4,555	387,630
DISH Network Corp. Class A*	1,525	106,841
Gannett Co., Inc.(a)	1,948	72,232
Interpublic Group of Cos., Inc. (The)	2,657	58,773
News Corp. Class A*(a)	2,752	44,060
Omnicom Group, Inc.(a)	1,943	151,515
Scripps Networks Interactive, Inc. Class A(a)	1,012	69,383
Sirius XM Holdings, Inc.*(a)	17,063	65,181
Time Warner Cable, Inc.	1,878	281,475
Time Warner, Inc.	6,436	543,456
Twenty-First Century Fox, Inc. Class A(a)	15,156	512,879
Viacom, Inc. Class B(a)	4,496	307,077

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	25

Schedule of Investments (continued)

WisdomTree Earnings 500 Fund (EPS)

March 31, 2015

Investments	Shares	Value

Walt Disney Co. (The)(a)	11,161	$1,170,677

Total Media		4,975,079
Metals & Mining – 0.2%
Freeport-McMoRan, Inc.(a)	14,182	268,749
Nucor Corp.(a)	1,741	82,750

Total Metals & Mining		351,499
Multi-Utilities – 0.9%
Ameren Corp.	1,763	74,399
CenterPoint Energy, Inc.(a)	2,835	57,862
CMS Energy Corp.(a)	2,252	78,617
Consolidated Edison, Inc.(a)	2,905	177,205
Dominion Resources, Inc.(a)	466	33,025
DTE Energy Co.	1,291	104,171
NiSource, Inc.(a)	1,899	83,860
PG&E Corp.(a)	3,793	201,294
Public Service Enterprise Group, Inc.(a)	4,355	182,562
SCANA Corp.(a)	1,332	73,247
Sempra Energy	1,428	155,681
Wisconsin Energy Corp.(a)	1,689	83,605

Total Multi-Utilities		1,305,528
Multiline Retail – 0.7%
Dollar General Corp.*	2,055	154,906
Dollar Tree, Inc.*	1,257	101,999
Family Dollar Stores, Inc.	537	42,552
Kohl’s Corp.	2,031	158,926
Macy’s, Inc.(a)	3,504	227,445
Nordstrom, Inc.(a)	1,386	111,323
Target Corp.(a)	2,947	241,860

Total Multiline Retail		1,039,011
Oil, Gas & Consumable Fuels – 10.1%
Anadarko Petroleum Corp.	2,714	224,746
Apache Corp.(a)	398	24,011
Cabot Oil & Gas Corp.(a)	1,702	50,260
Chesapeake Energy Corp.(a)	3,011	42,636
Chevron Corp.	27,512	2,888,210
Cimarex Energy Co.(a)	834	95,985
Concho Resources, Inc.*(a)	772	89,490
ConocoPhillips	15,591	970,696
Continental Resources, Inc.*(a)	4,289	187,301
Devon Energy Corp.	3,829	230,927
EOG Resources, Inc.	4,720	432,777
EQT Corp.	697	57,760
Exxon Mobil Corp.(a)	56,963	4,841,855
Hess Corp.(a)	3,750	254,513
HollyFrontier Corp.(a)	2,222	89,480
Kinder Morgan, Inc.(a)	4,155	174,759
Marathon Oil Corp.(a)	7,816	204,076
Marathon Petroleum Corp.	3,878	397,068
Murphy Oil Corp.(a)	2,266	105,596
Noble Energy, Inc.(a)	2,594	126,847
Occidental Petroleum Corp.(a)	8,570	625,610
ONEOK, Inc.(a)	965	46,552

Phillips 66(a)	7,714	$606,320
Range Resources Corp.(a)	431	22,429
Southwestern Energy Co.*(a)	3,415	79,194
Spectra Energy Corp.(a)	4,048	146,416
Tesoro Corp.(a)	1,194	109,000
Valero Energy Corp.	10,252	652,232
Williams Cos., Inc. (The)	6,221	314,720

Total Oil, Gas & Consumable Fuels		14,091,466
Paper & Forest Products – 0.2%
International Paper Co.	3,843	213,248
Personal Products – 0.1%
Estee Lauder Cos., Inc. (The) Class A(a)	2,079	172,890
Pharmaceuticals – 4.2%
AbbVie, Inc.(a)	7,786	455,793
Bristol-Myers Squibb Co.	5,652	364,554
Eli Lilly & Co.	5,376	390,566
Hospira, Inc.*	691	60,697
Johnson & Johnson	21,853	2,198,412
Merck & Co., Inc.	10,850	623,658
Pfizer, Inc.	47,756	1,661,431
Zoetis, Inc.	1,768	81,841

Total Pharmaceuticals		5,836,952
Professional Services – 0.2%
Equifax, Inc.(a)	674	62,682
IHS, Inc. Class A*	191	21,728
Robert Half International, Inc.(a)	636	38,491
Towers Watson & Co. Class A(a)	399	52,742
Verisk Analytics, Inc. Class A*	711	50,765

Total Professional Services		226,408
Real Estate Investment Trusts (REITs) – 1.0%
American Tower Corp.(a)	1,043	98,198
AvalonBay Communities, Inc.(a)	467	81,375
Boston Properties, Inc.	306	42,987
Brixmor Property Group, Inc.(a)	191	5,071
Crown Castle International Corp.	282	23,276
Digital Realty Trust, Inc.(a)	423	27,901
Equity Residential	849	66,103
Essex Property Trust, Inc.	50	11,495
Federal Realty Investment Trust(a)	124	18,254
General Growth Properties, Inc.	1,195	35,312
HCP, Inc.	2,846	122,976
Health Care REIT, Inc.(a)	447	34,580
Host Hotels & Resorts, Inc.(a)	2,505	50,551
Iron Mountain, Inc.(a)	1,241	45,272
Kimco Realty Corp.	1,458	39,147
Macerich Co. (The)	157	13,240
Plum Creek Timber Co., Inc.(a)	670	29,112
Prologis, Inc.	621	27,051
Public Storage(a)	687	135,435
Realty Income Corp.(a)	468	24,149
Simon Property Group, Inc.	1,057	206,791
SL Green Realty Corp.(a)	342	43,906

See Notes to Financial Statements.

26	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree Earnings 500 Fund (EPS)

March 31, 2015

Investments	Shares	Value

UDR, Inc.(a)	279	$9,494
Ventas, Inc.(a)	911	66,521
Weyerhaeuser Co.	2,418	80,157

Total Real Estate Investment Trusts (REITs)		1,338,354
Real Estate Management & Development – 0.1%
CBRE Group, Inc. Class A*	2,054	79,510
Road & Rail – 1.0%
CSX Corp.	7,506	248,599
Hertz Global Holdings, Inc.*(a)	2,093	45,376
JB Hunt Transport Services, Inc.(a)	586	50,042
Kansas City Southern(a)	562	57,369
Norfolk Southern Corp.(a)	2,723	280,251
Union Pacific Corp.	5,968	646,394

Total Road & Rail		1,328,031
Semiconductors & Semiconductor Equipment – 2.1%
Altera Corp.	1,779	76,337
Analog Devices, Inc.(a)	1,592	100,296
Applied Materials, Inc.(a)	6,232	140,594
Broadcom Corp. Class A	1,426	61,739
Intel Corp.	40,099	1,253,896
KLA-Tencor Corp.(a)	1,125	65,576
Lam Research Corp.	1,040	73,044
Linear Technology Corp.(a)	1,387	64,912
Maxim Integrated Products, Inc.	1,731	60,256
Microchip Technology, Inc.(a)	1,178	57,604
Micron Technology, Inc.*(a)	12,229	331,773
NVIDIA Corp.(a)	4,090	85,583
Skyworks Solutions, Inc.	921	90,525
Texas Instruments, Inc.(a)	6,384	365,069
Xilinx, Inc.(a)	1,925	81,427

Total Semiconductors & Semiconductor Equipment		2,908,631
Software – 3.5%
Activision Blizzard, Inc.(a)	4,567	103,785
Adobe Systems, Inc.*	500	36,970
ANSYS, Inc.*(a)	413	36,423
Autodesk, Inc.*	364	21,345
CA, Inc.(a)	3,646	118,896
Citrix Systems, Inc.*	745	47,583
Electronic Arts, Inc.*(a)	1,131	66,520
Intuit, Inc.	1,246	120,812
Microsoft Corp.	61,044	2,481,744
Oracle Corp.	37,360	1,612,084
Red Hat, Inc.*(a)	349	26,437
Symantec Corp.	5,239	122,409
VMware, Inc. Class A*(a)	1,545	126,705

Total Software		4,921,713
Specialty Retail – 2.3%
Advance Auto Parts, Inc.	410	61,373
AutoNation, Inc.*(a)	881	56,675
AutoZone, Inc.*(a)	246	167,811
Bed Bath & Beyond, Inc.*(a)	1,854	142,341

Best Buy Co., Inc.(a)	3,819	$144,320
CarMax, Inc.*(a)	1,259	86,884
Foot Locker, Inc.(a)	1,131	71,253
Gap, Inc. (The)(a)	4,239	183,676
Home Depot, Inc. (The)	7,980	906,608
L Brands, Inc.(a)	1,617	152,467
Lowe’s Cos., Inc.	5,363	398,954
O’Reilly Automotive, Inc.*(a)	548	118,499
Ross Stores, Inc.(a)	1,368	144,132
Staples, Inc.	4,889	79,617
Tiffany & Co.(a)	700	61,607
TJX Cos., Inc. (The)	4,514	316,206
Tractor Supply Co.(a)	630	53,588
Ulta Salon Cosmetics & Fragrance, Inc.*	240	36,204
Williams-Sonoma, Inc.	513	40,891

Total Specialty Retail		3,223,106
Technology Hardware, Storage & Peripherals – 5.3%
Apple, Inc.	49,304	6,134,897
EMC Corp.(a)	12,480	318,989
Hewlett-Packard Co.	17,848	556,143
NetApp, Inc.(a)	2,062	73,118
SanDisk Corp.(a)	1,595	101,474
Western Digital Corp.	2,074	188,755

Total Technology Hardware, Storage & Peripherals		7,373,376
Textiles, Apparel & Luxury Goods – 0.7%
Coach, Inc.(a)	2,561	106,102
Hanesbrands, Inc.	1,848	61,926
NIKE, Inc. Class B(a)	4,086	409,948
PVH Corp.(a)	344	36,657
Ralph Lauren Corp.(a)	548	72,062
Under Armour, Inc. Class A*(a)	414	33,431
VF Corp.	2,535	190,911

Total Textiles, Apparel & Luxury Goods		911,037
Thrifts & Mortgage Finance – 0.1%
New York Community Bancorp, Inc.(a)	4,292	71,805
Tobacco – 1.4%
Altria Group, Inc.	12,155	607,993
Lorillard, Inc.(a)	2,534	165,597
Philip Morris International, Inc.	12,614	950,213
Reynolds American, Inc.(a)	3,316	228,505

Total Tobacco		1,952,308
Trading Companies & Distributors – 0.2%
Fastenal Co.(a)	1,359	56,310
United Rentals, Inc.*(a)	635	57,887
W.W. Grainger, Inc.(a)	440	103,756

Total Trading Companies & Distributors		217,953
Water Utilities – 0.0%
American Water Works Co., Inc.	1,083	58,709

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	27

Schedule of Investments (concluded)

WisdomTree Earnings 500 Fund (EPS)

March 31, 2015

Investments	Shares	Value

Wireless Telecommunication Services – 0.0%
T-Mobile U.S., Inc.*(a)	586	$18,570
TOTAL COMMON STOCKS (Cost: $116,011,720)		139,041,412
EXCHANGE-TRADED FUND – 0.1%
United States – 0.1%
WisdomTree Equity Income Fund(b)
(Cost: $156,930)	2,618	158,834
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 21.5%
United States – 21.5%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c)
(Cost: $29,996,556)(d)	29,996,556	29,996,556
TOTAL INVESTMENTS IN SECURITIES – 121.4% (Cost: $146,165,206)		169,196,802
Liabilities in Excess of Cash and Other Assets – (21.4)%		(29,810,754)

NET ASSETS – 100.0%		$139,386,048
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Affiliated company (See Note 7).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $38,870,282 and the total market value of the collateral held by the Fund was $39,740,542. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $9,743,986. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

28	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments

WisdomTree Equity Income Fund (DHS)

March 31, 2015

Investments	Shares	Value

COMMON STOCKS – 99.5%
United States – 99.5%
Aerospace & Defense – 1.0%
American Science & Engineering, Inc.(a)	1,671	$81,645
Lockheed Martin Corp.	52,318	10,618,461

Total Aerospace & Defense		10,700,106
Auto Components – 0.0%
Superior Industries International, Inc.(a)	4,919	93,117
Automobiles – 2.1%
Ford Motor Co.	644,811	10,407,250
General Motors Co.	312,454	11,717,025

Total Automobiles		22,124,275
Banks – 4.0%
Arrow Financial Corp.(a)	2,847	77,296
Banc of California, Inc.	7,508	92,423
Bank of Hawaii Corp.(a)	6,598	403,864
BankUnited, Inc.	15,388	503,803
BBCN Bancorp, Inc.	11,566	167,360
Berkshire Hills Bancorp, Inc.	2,871	79,527
Bridge Bancorp, Inc.(a)	1,775	45,848
Camden National Corp.	1,097	43,704
Chemical Financial Corp.	5,601	175,647
City Holding Co.(a)	2,451	115,271
CNB Financial Corp.	2,117	36,031
Community Bank System, Inc.(a)	6,668	235,981
Community Trust Bancorp, Inc.	2,449	81,209
Cullen/Frost Bankers, Inc.(a)	9,287	641,546
Financial Institutions, Inc.	2,379	54,550
First Busey Corp.	14,058	94,048
First Commonwealth Financial Corp.	14,732	132,588
First Community Bancshares, Inc.	2,343	41,073
First Financial Bancorp	12,151	216,409
First Financial Corp.	2,039	73,180
First Niagara Financial Group, Inc.(a)	70,998	627,622
FirstMerit Corp.(a)	29,492	562,118
Flushing Financial Corp.	5,232	105,006
FNB Corp.	33,787	443,961
Fulton Financial Corp.	25,248	311,560
Hancock Holding Co.(a)	13,398	400,064
JPMorgan Chase & Co.	509,077	30,839,885
National Penn Bancshares, Inc.	32,650	351,641
NBT Bancorp, Inc.(a)	8,021	201,006
Old National Bancorp	18,191	258,130
Pacific Continental Corp.	4,455	58,895
PacWest Bancorp(a)	22,397	1,050,195
Park National Corp.	3,417	292,359
Penns Woods Bancorp, Inc.(a)	745	36,438
Republic Bancorp, Inc. Class A	2,890	71,470
Sandy Spring Bancorp, Inc.(a)	4,185	109,773
Southside Bancshares, Inc.	2,831	81,221
Stock Yards Bancorp, Inc.	1,755	60,425
Tompkins Financial Corp.(a)	2,326	125,255

TowneBank(a)	4,618	$74,257
Trustmark Corp.(a)	13,387	325,036
Umpqua Holdings Corp.(a)	38,794	666,481
United Bankshares, Inc.(a)	12,683	476,627
Univest Corp. of Pennsylvania	3,069	60,736
Valley National Bancorp(a)	56,195	530,481
Washington Trust Bancorp, Inc.(a)	2,374	90,663
WesBanco, Inc.	3,601	117,321
West Bancorp, Inc.	1,872	37,234
Westamerica Bancorp(a)	4,234	182,951

Total Banks		41,860,169
Beverages – 2.6%
Coca-Cola Co. (The)	667,542	27,068,828
Biotechnology – 0.0%
PDL BioPharma, Inc.(a)	65,536	461,046
Capital Markets – 0.3%
Arlington Asset Investment Corp. Class A(a)	14,725	354,283
Artisan Partners Asset Management, Inc. Class A(a)	7,891	358,725
BGC Partners, Inc. Class A	55,088	520,582
Calamos Asset Management, Inc. Class A	3,941	53,006
Federated Investors, Inc. Class B(a)	16,866	571,589
GFI Group, Inc.	26,000	154,180
Greenhill & Co., Inc.(a)	6,405	253,958
Manning & Napier, Inc.	2,097	27,282
Waddell & Reed Financial, Inc. Class A(a)	12,761	632,180
Westwood Holdings Group, Inc.	1,680	101,304

Total Capital Markets		3,027,089
Chemicals – 2.1%
Dow Chemical Co. (The)	233,677	11,211,822
E.I. du Pont de Nemours & Co.	125,708	8,984,351
FutureFuel Corp.	8,872	91,115
Innophos Holdings, Inc.	3,911	220,424
Kronos Worldwide, Inc.(a)	29,433	372,327
Olin Corp.(a)	14,212	455,353
Scotts Miracle-Gro Co. (The) Class A	9,122	612,725

Total Chemicals		21,948,117
Commercial Services & Supplies – 1.0%
Brady Corp. Class A	7,459	211,015
Covanta Holding Corp.(a)	28,989	650,223
Ennis, Inc.	6,257	88,349
KAR Auction Services, Inc.	22,708	861,315
McGrath RentCorp	4,113	135,359
Pitney Bowes, Inc.	32,040	747,173
Quad/Graphics, Inc.	10,089	231,845
R.R. Donnelley & Sons Co.(a)	67,875	1,302,521
Republic Services, Inc.	52,372	2,124,208
Waste Management, Inc.	72,144	3,912,369
West Corp.	12,467	420,512

Total Commercial Services & Supplies		10,684,889

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	29

Schedule of Investments (continued)

WisdomTree Equity Income Fund (DHS)

March 31, 2015

Investments	Shares	Value

Communications Equipment – 1.9%
Cisco Systems, Inc.	739,805	$20,363,132
Comtech Telecommunications Corp.	2,783	80,568

Total Communications Equipment		20,443,700
Consumer Finance – 0.3%
Navient Corp.	61,309	1,246,412
Santander Consumer USA Holdings, Inc.(a)	61,574	1,424,822

Total Consumer Finance		2,671,234
Containers & Packaging – 0.1%
Greif, Inc. Class A	4,764	187,082
Myers Industries, Inc.	4,988	87,440
Sonoco Products Co.	14,782	671,990

Total Containers & Packaging		946,512
Distributors – 0.0%
Weyco Group, Inc.	1,489	44,521
Diversified Consumer Services – 0.0%
Universal Technical Institute, Inc.	4,908	47,117
Diversified Telecommunication Services – 10.5%
AT&T, Inc.	1,516,103	49,500,763
CenturyLink, Inc.	168,394	5,818,013
Cogent Communications Holdings, Inc.(a)	8,478	299,528
Consolidated Communications Holdings, Inc.(a)	15,608	318,403
Frontier Communications Corp.(a)	334,666	2,359,395
IDT Corp. Class B	4,018	71,320
Inteliquent, Inc.	5,538	87,168
Verizon Communications, Inc.	1,023,237	49,760,015
Windstream Holdings, Inc.	360,463	2,667,426

Total Diversified Telecommunication Services		110,882,031
Electric Utilities – 5.8%
ALLETE, Inc.	8,458	446,244
American Electric Power Co., Inc.	90,880	5,112,000
Cleco Corp.	8,972	489,153
Duke Energy Corp.	138,915	10,665,894
El Paso Electric Co.	6,091	235,356
Empire District Electric Co. (The)	8,277	205,435
Entergy Corp.	36,053	2,793,747
Eversource Energy	49,727	2,512,208
Exelon Corp.(a)	152,669	5,131,205
FirstEnergy Corp.	84,285	2,955,032
Great Plains Energy, Inc.	28,823	768,998
Hawaiian Electric Industries, Inc.	19,948	640,730
IDACORP, Inc.(a)	7,710	484,728
NextEra Energy, Inc.	63,786	6,636,933
NRG Yield, Inc. Class A(a)	5,802	294,335
Otter Tail Corp.(a)	7,059	227,088
Pepco Holdings, Inc.	53,920	1,446,674
Pinnacle West Capital Corp.	20,570	1,311,337
Portland General Electric Co.(a)	12,017	445,710
PPL Corp.	144,013	4,847,478
Southern Co. (The)	201,024	8,901,343
UIL Holdings Corp.	11,598	596,369

Unitil Corp.	3,054	$106,188
Westar Energy, Inc.(a)	23,905	926,558
Xcel Energy, Inc.	89,428	3,112,989

Total Electric Utilities		61,293,732
Electrical Equipment – 0.6%
Emerson Electric Co.(a)	114,328	6,473,251
General Cable Corp.(a)	13,124	226,127

Total Electrical Equipment		6,699,378
Electronic Equipment, Instruments & Components – 0.1%
AVX Corp.	24,946	355,979
Daktronics, Inc.	7,223	78,081
Electro Rent Corp.	5,946	67,428
Electro Scientific Industries, Inc.	4,106	25,375

Total Electronic Equipment, Instruments & Components		526,863
Energy Equipment & Services – 0.4%
CARBO Ceramics, Inc.(a)	4,352	132,780
Diamond Offshore Drilling, Inc.(a)	74,038	1,983,478
Gulfmark Offshore, Inc. Class A(a)	6,586	85,881
Helmerich & Payne, Inc.(a)	25,522	1,737,283
RPC, Inc.(a)	40,487	518,638
Tidewater, Inc.(a)	8,586	164,336

Total Energy Equipment & Services		4,622,396
Food & Staples Retailing – 0.3%
Sysco Corp.	90,854	3,427,922
Village Super Market, Inc. Class A(a)	1,262	39,677

Total Food & Staples Retailing		3,467,599
Food Products – 2.2%
B&G Foods, Inc.(a)	12,446	366,286
Campbell Soup Co.(a)	45,396	2,113,184
ConAgra Foods, Inc.	59,207	2,162,832
General Mills, Inc.	97,464	5,516,462
Kellogg Co.(a)	53,729	3,543,427
Kraft Foods Group, Inc.	111,311	9,696,858

Total Food Products		23,399,049
Gas Utilities – 0.5%
AGL Resources, Inc.	22,996	1,141,752
Atmos Energy Corp.	14,935	825,906
Laclede Group, Inc. (The)(a)	7,865	402,845
New Jersey Resources Corp.	13,332	414,092
Northwest Natural Gas Co.(a)	5,915	283,624
Piedmont Natural Gas Co., Inc.	13,603	502,087
Questar Corp.	27,755	662,234
South Jersey Industries, Inc.	5,544	300,928
WGL Holdings, Inc.	8,727	492,203

Total Gas Utilities		5,025,671
Health Care Equipment & Supplies – 0.5%
Baxter International, Inc.	80,510	5,514,935
Meridian Bioscience, Inc.(a)	10,195	194,521

Total Health Care Equipment & Supplies		5,709,456

See Notes to Financial Statements.

30	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree Equity Income Fund (DHS)

March 31, 2015

Investments	Shares	Value

Health Care Providers & Services – 0.1%
Landauer, Inc.(a)	3,053	$107,283
Owens & Minor, Inc.(a)	9,311	315,084
Select Medical Holdings Corp.(a)	19,523	289,526

Total Health Care Providers & Services		711,893
Health Care Technology – 0.0%
Computer Programs & Systems, Inc.(a)	1,997	108,357
Quality Systems, Inc.(a)	14,327	228,946

Total Health Care Technology		337,303
Hotels, Restaurants & Leisure – 3.2%
Cracker Barrel Old Country Store, Inc.(a)	3,636	553,181
Darden Restaurants, Inc.(a)	25,820	1,790,359
DineEquity, Inc.	3,365	360,089
Las Vegas Sands Corp.(a)	148,370	8,166,285
McDonald’s Corp.	186,690	18,191,074
SeaWorld Entertainment, Inc.	23,680	456,550
Six Flags Entertainment Corp.(a)	24,044	1,163,970
Speedway Motorsports, Inc.	6,883	156,588
Wynn Resorts Ltd.	20,996	2,642,976

Total Hotels, Restaurants & Leisure		33,481,072
Household Durables – 0.2%
Leggett & Platt, Inc.(a)	21,572	994,253
MDC Holdings, Inc.(a)	9,917	282,635
Tupperware Brands Corp.(a)	10,722	740,032

Total Household Durables		2,016,920
Household Products – 3.9%
Clorox Co. (The)	19,505	2,153,157
Kimberly-Clark Corp.	56,915	6,096,166
Orchids Paper Products Co.(a)	1,509	40,683
Procter & Gamble Co. (The)	396,925	32,524,034

Total Household Products		40,814,040
Independent Power and Renewable Electricity Producers – 0.0%
Pattern Energy Group, Inc.(a)	12,977	367,509
Industrial Conglomerates – 4.2%
General Electric Co.	1,813,935	45,003,727
Insurance – 0.6%
American National Insurance Co.	3,531	347,415
Arthur J. Gallagher & Co.	24,907	1,164,402
Baldwin & Lyons, Inc. Class B	2,799	65,665
Cincinnati Financial Corp.(a)	28,595	1,523,542
Donegal Group, Inc. Class A	3,513	55,224
EMC Insurance Group, Inc.	1,747	59,049
Erie Indemnity Co. Class A(a)	6,647	580,017
First American Financial Corp.(a)	15,653	558,499
Horace Mann Educators Corp.	6,080	207,936
Mercury General Corp.	13,198	762,184
Old Republic International Corp.(a)	67,582	1,009,675
Safety Insurance Group, Inc.	3,360	200,760
United Fire Group, Inc.	3,528	112,085

Total Insurance		6,646,453

Internet & Catalog Retail – 0.0%
Nutrisystem, Inc.	5,840	$116,683
PetMed Express, Inc.(a)	5,240	86,565

Total Internet & Catalog Retail		203,248
Internet Software & Services – 0.0%
EarthLink Holdings Corp.	23,421	103,989
IT Services – 0.5%
Leidos Holdings, Inc.	11,905	499,534
ManTech International Corp. Class A	3,804	129,107
Paychex, Inc.	60,556	3,004,486
Western Union Co. (The)(a)	77,974	1,622,639

Total IT Services		5,255,766
Leisure Products – 0.3%
Hasbro, Inc.(a)	19,540	1,235,710
Mattel, Inc.	86,356	1,973,234

Total Leisure Products		3,208,944
Machinery – 0.8%
American Railcar Industries, Inc.(a)	3,459	172,016
Caterpillar, Inc.(a)	95,902	7,675,037
Douglas Dynamics, Inc.	5,235	119,567
Harsco Corp.(a)	19,840	342,438
Miller Industries, Inc.	1,715	42,018

Total Machinery		8,351,076
Media – 0.3%
AMC Entertainment Holdings, Inc. Class A	3,420	121,376
Cablevision Systems Corp. Class A(a)	34,218	626,189
Cinemark Holdings, Inc.	17,028	767,452
Harte-Hanks, Inc.	13,277	103,561
Meredith Corp.(a)	5,804	323,689
National CineMedia, Inc.	20,066	302,997
New Media Investment Group, Inc.	8,694	208,048
Regal Entertainment Group Class A(a)	27,767	634,198
Time, Inc.(a)	17,191	385,766
Tribune Publishing Co.	3,861	74,903
World Wrestling Entertainment, Inc. Class A(a)	7,128	99,863

Total Media		3,648,042
Metals & Mining – 0.8%
Commercial Metals Co.	17,868	289,283
Compass Minerals International, Inc.	4,758	443,493
Freeport-McMoRan, Inc.	305,662	5,792,295
Nucor Corp.	46,074	2,189,897
Schnitzer Steel Industries, Inc. Class A	4,401	69,800

Total Metals & Mining		8,784,768
Multi-Utilities – 3.4%
Alliant Energy Corp.	18,231	1,148,553
Ameren Corp.	47,631	2,010,028
Avista Corp.(a)	12,542	428,686
Black Hills Corp.	6,823	344,152
CenterPoint Energy, Inc.	93,623	1,910,845
CMS Energy Corp.	45,526	1,589,313
Consolidated Edison, Inc.(a)	58,795	3,586,495

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	31

Schedule of Investments (continued)

WisdomTree Equity Income Fund (DHS)

March 31, 2015

Investments	Shares	Value

Dominion Resources, Inc.	98,694	$6,994,444
DTE Energy Co.	30,623	2,470,970
Integrys Energy Group, Inc.	15,361	1,106,299
MDU Resources Group, Inc.(a)	32,281	688,876
NorthWestern Corp.	6,982	375,562
PG&E Corp.	85,494	4,537,167
Public Service Enterprise Group, Inc.	95,037	3,983,951
SCANA Corp.	26,983	1,483,795
TECO Energy, Inc.	53,118	1,030,489
Vectren Corp.	14,664	647,269
Wisconsin Energy Corp.(a)	35,992	1,781,604

Total Multi-Utilities		36,118,498
Multiline Retail – 0.7%
Target Corp.	93,262	7,654,012
Oil, Gas & Consumable Fuels – 14.9%
Chevron Corp.	403,770	42,387,775
ConocoPhillips	294,230	18,318,760
CVR Energy, Inc.(a)	33,445	1,423,419
Denbury Resources, Inc.(a)	72,067	525,369
Evolution Petroleum Corp.	9,374	55,775
Exxon Mobil Corp.	602,146	51,182,410
HollyFrontier Corp.	34,815	1,402,000
Kinder Morgan, Inc.	236,440	9,944,666
Murphy Oil Corp.(a)	28,677	1,336,348
Occidental Petroleum Corp.	153,927	11,236,671
ONEOK, Inc.	56,389	2,720,205
PBF Energy, Inc. Class A(a)	18,278	619,990
Peabody Energy Corp.(a)	65,892	324,189
Spectra Energy Corp.(a)	151,249	5,470,676
Targa Resources Corp.	6,727	644,379
Williams Cos., Inc. (The)	203,972	10,318,944

Total Oil, Gas & Consumable Fuels		157,911,576
Paper & Forest Products – 0.4%
International Paper Co.	64,527	3,580,603
Schweitzer-Mauduit International, Inc.	5,576	257,165

Total Paper & Forest Products		3,837,768
Personal Products – 0.1%
Nu Skin Enterprises, Inc. Class A(a)	10,066	606,074
Pharmaceuticals – 8.5%
AbbVie, Inc.	244,742	14,327,197
Eli Lilly & Co.(a)	160,434	11,655,530
Merck & Co., Inc.	444,284	25,537,444
Pfizer, Inc.	1,081,794	37,635,613
Theravance, Inc.(a)	42,557	668,996

Total Pharmaceuticals		89,824,780
Professional Services – 0.0%
Acacia Research Corp.(a)	7,806	83,524
CDI Corp.	2,459	34,549

Total Professional Services		118,073
Real Estate Investment Trusts (REITs) – 12.5%
Acadia Realty Trust	9,807	342,068
Agree Realty Corp.	3,872	127,660

Alexander’s, Inc.(a)	846	$386,267
Alexandria Real Estate Equities, Inc.	12,208	1,196,872
American Campus Communities, Inc.	20,422	875,491
Apartment Investment & Management Co. Class A	21,696	853,955
Armada Hoffler Properties, Inc.	8,272	88,180
Ashford Hospitality Trust, Inc.	21,463	206,474
Associated Estates Realty Corp.(a)	10,361	255,709
AvalonBay Communities, Inc.	19,429	3,385,503
Aviv REIT, Inc.	9,518	347,407
BioMed Realty Trust, Inc.(a)	46,920	1,063,207
Brandywine Realty Trust(a)	35,302	564,126
Brixmor Property Group, Inc.	57,258	1,520,200
Camden Property Trust	16,010	1,250,861
Campus Crest Communities, Inc.(a)	29,175	208,893
CatchMark Timber Trust, Inc. Class A(a)	7,507	87,982
CBL & Associates Properties, Inc.	47,428	939,074
Cedar Realty Trust, Inc.	15,113	113,196
Chambers Street Properties	75,896	598,060
Chatham Lodging Trust	5,712	167,990
Chesapeake Lodging Trust	9,085	307,346
Columbia Property Trust, Inc.	29,345	792,902
CorEnergy Infrastructure Trust, Inc.	18,897	130,956
CoreSite Realty Corp.(a)	4,184	203,677
Corporate Office Properties Trust	18,459	542,325
Corrections Corp. of America(a)	32,297	1,300,277
Crown Castle International Corp.	73,628	6,077,255
CyrusOne, Inc.	6,185	192,477
DCT Industrial Trust, Inc.	14,901	516,469
DDR Corp.(a)	63,244	1,177,603
DiamondRock Hospitality Co.	27,872	393,831
Digital Realty Trust, Inc.(a)	35,118	2,316,383
Douglas Emmett, Inc.	21,373	637,129
Duke Realty Corp.	62,354	1,357,447
DuPont Fabros Technology, Inc.(a)	13,605	444,611
EastGroup Properties, Inc.(a)	6,265	376,777
Education Realty Trust, Inc.(a)	9,797	346,618
EPR Properties	17,731	1,064,392
Equity One, Inc.	22,656	604,689
Equity Residential	51,802	4,033,304
Excel Trust, Inc.	16,617	232,970
Extra Space Storage, Inc.	19,317	1,305,250
Federal Realty Investment Trust(a)	9,202	1,354,626
First Potomac Realty Trust	15,130	179,896
Franklin Street Properties Corp.	31,934	409,394
Gaming and Leisure Properties, Inc. REIT	42,109	1,552,559
Geo Group, Inc. (The)	23,559	1,030,471
Getty Realty Corp.	8,329	151,588
Gladstone Commercial Corp.(a)	8,068	150,145
Government Properties Income Trust(a)	26,574	607,216
HCP, Inc.	113,390	4,899,582
Health Care REIT, Inc.	72,552	5,612,623
Healthcare Realty Trust, Inc.	22,431	623,133
Healthcare Trust of America, Inc. Class A(a)	30,651	853,937

See Notes to Financial Statements.

32	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree Equity Income Fund (DHS)

March 31, 2015

Investments	Shares	Value

Hersha Hospitality Trust	41,448	$268,169
Highwoods Properties, Inc.	18,520	847,846
Home Properties, Inc.	13,203	914,836
Hospitality Properties Trust	48,351	1,595,099
Host Hotels & Resorts, Inc.	131,880	2,661,338
Independence Realty Trust, Inc.(a)	12,104	114,867
Inland Real Estate Corp.	27,440	293,334
Investors Real Estate Trust	36,599	274,492
Iron Mountain, Inc.(a)	50,836	1,854,497
Kimco Realty Corp.	79,943	2,146,470
Kite Realty Group Trust	15,586	439,058
Lamar Advertising Co. Class A(a)	26,260	1,556,430
LaSalle Hotel Properties	19,738	767,019
Lexington Realty Trust(a)	72,455	712,233
Liberty Property Trust	39,866	1,423,216
LTC Properties, Inc.	8,762	403,052
Macerich Co. (The)	23,841	2,010,512
Mack-Cali Realty Corp.	15,563	300,055
Medical Properties Trust, Inc.	54,157	798,274
Mid-America Apartment Communities, Inc.	15,302	1,182,386
Monmouth Real Estate Investment Corp. Class A	16,063	178,460
National Health Investors, Inc.	7,656	543,653
National Retail Properties, Inc.	29,698	1,216,727
New York REIT, Inc.(a)	34,276	359,212
Omega Healthcare Investors, Inc.(a)	34,775	1,410,822
One Liberty Properties, Inc.	4,865	118,803
Outfront Media, Inc.	32,766	980,359
Parkway Properties, Inc.	23,564	408,835
Pennsylvania Real Estate Investment Trust	13,178	306,125
Physicians Realty Trust	13,436	236,608
Piedmont Office Realty Trust, Inc. Class A	35,851	667,187
Plum Creek Timber Co., Inc.(a)	37,921	1,647,667
Post Properties, Inc.	7,548	429,708
Potlatch Corp.	6,952	278,358
Prologis, Inc.	79,026	3,442,373
Public Storage	27,314	5,384,682
QTS Realty Trust, Inc. Class A	5,175	188,422
Ramco-Gershenson Properties Trust	17,331	322,357
Rayonier, Inc.(a)	24,330	655,937
Realty Income Corp.(a)	53,413	2,756,111
Regency Centers Corp.	14,618	994,609
Retail Opportunity Investments Corp.(a)	18,365	336,079
Retail Properties of America, Inc. Class A	49,855	799,176
Rexford Industrial Realty, Inc.	6,684	105,674
RLJ Lodging Trust(a)	24,082	754,007
Rouse Properties, Inc.(a)	10,575	200,502
Ryman Hospitality Properties, Inc.	10,957	667,391
Sabra Health Care REIT, Inc.	14,840	491,946
Saul Centers, Inc.	3,103	177,492
Select Income REIT(a)	23,798	594,712
Senior Housing Properties Trust	71,100	1,577,709
Simon Property Group, Inc.	46,363	9,070,457
Sovran Self Storage, Inc.	5,425	509,624

Spirit Realty Capital, Inc.	115,048	$1,389,780
STAG Industrial, Inc.(a)	17,754	417,574
Summit Hotel Properties, Inc.	19,916	280,218
Sun Communities, Inc.(a)	10,518	701,761
Taubman Centers, Inc.(a)	9,413	726,025
Terreno Realty Corp.	5,304	120,931
Trade Street Residential, Inc.(a)	8,869	63,502
UDR, Inc.	43,845	1,492,045
UMH Properties, Inc.(a)	9,242	93,067
Universal Health Realty Income Trust	3,441	193,556
Urstadt Biddle Properties, Inc. Class A	7,016	161,789
Ventas, Inc.	66,714	4,871,456
W.P. Carey, Inc.(a)	28,184	1,916,512
Washington Real Estate Investment Trust(a)	15,175	419,285
Weingarten Realty Investors(a)	24,134	868,341
Weyerhaeuser Co.	85,865	2,846,425
Whitestone REIT(a)	8,715	138,394
Winthrop Realty Trust	7,446	121,519
WP GLIMCHER, Inc.	50,331	837,005

Total Real Estate Investment Trusts (REITs)		132,393,185
Semiconductors & Semiconductor Equipment – 0.5%
Brooks Automation, Inc.(a)	9,848	114,532
Intersil Corp. Class A	25,825	369,814
KLA-Tencor Corp.(a)	24,271	1,414,757
Maxim Integrated Products, Inc.	52,378	1,823,278
Microchip Technology, Inc.(a)	33,209	1,623,920

Total Semiconductors & Semiconductor Equipment		5,346,301
Software – 0.2%
American Software, Inc. Class A	4,186	42,781
CA, Inc.	75,319	2,456,153

Total Software		2,498,934
Specialty Retail – 0.3%
American Eagle Outfitters, Inc.(a)	37,096	633,600
Big 5 Sporting Goods Corp.	3,371	44,733
Cato Corp. (The) Class A	3,803	150,599
Destination Maternity Corp.	3,597	54,171
GameStop Corp. Class A(a)	22,739	863,172
Guess?, Inc.(a)	18,633	346,387
Staples, Inc.	94,858	1,544,763

Total Specialty Retail		3,637,425
Technology Hardware, Storage & Peripherals – 0.1%
Diebold, Inc.(a)	10,740	380,840
Lexmark International, Inc. Class A(a)	10,940	463,200

Total Technology Hardware, Storage & Peripherals		844,040
Textiles, Apparel & Luxury Goods – 0.2%
Coach, Inc.(a)	54,527	2,259,054
Thrifts & Mortgage Finance – 0.4%
Brookline Bancorp, Inc.	13,921	139,906
Dime Community Bancshares, Inc.	5,913	95,199
New York Community Bancorp, Inc.(a)	143,792	2,405,640
Northwest Bancshares, Inc.	20,130	238,541
OceanFirst Financial Corp.	3,131	54,072

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	33

Schedule of Investments (concluded)

WisdomTree Equity Income Fund (DHS)

March 31, 2015

Investments	Shares	Value

Oritani Financial Corp.	9,815	$142,808
People’s United Financial, Inc.(a)	70,656	1,073,971
Provident Financial Services, Inc.(a)	11,383	212,293
Territorial Bancorp, Inc.	1,489	35,379
TrustCo Bank Corp.(a)	16,762	115,323
United Financial Bancorp, Inc.	5,717	71,062

Total Thrifts & Mortgage Finance		4,584,194
Tobacco – 6.0%
Altria Group, Inc.	423,218	21,169,364
Lorillard, Inc.	72,508	4,738,398
Philip Morris International, Inc.	376,203	28,339,372
Reynolds American, Inc.	113,587	7,827,280
Universal Corp.(a)	5,850	275,886
Vector Group Ltd.(a)	41,852	919,489

Total Tobacco		63,269,789
Trading Companies & Distributors – 0.1%
H&E Equipment Services, Inc.	6,567	164,109
Houston Wire & Cable Co.	2,664	25,921
TAL International Group, Inc.*(a)	12,265	499,553

Total Trading Companies & Distributors		689,583
Water Utilities – 0.0%
Connecticut Water Service, Inc.(a)	1,360	49,409
Middlesex Water Co.	3,479	79,182
York Water Co.	1,725	41,883

Total Water Utilities		170,474
Wireless Telecommunication Services – 0.0%
Spok Holdings, Inc.	4,913	94,182
TOTAL COMMON STOCKS (Cost: $987,637,854)		1,054,539,587
EXCHANGE-TRADED FUND – 0.2%
United States – 0.2%
WisdomTree Total Dividend Fund(b) (Cost: $1,936,253)	26,468	1,968,955
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 7.1%
United States – 7.1%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c)
(Cost: $75,306,277)(d)	75,306,277	75,306,277
TOTAL INVESTMENTS IN SECURITIES – 106.8% (Cost: $1,064,880,384)		1,131,814,819
Liabilities in Excess of Cash and Other Assets – (6.8)%		(71,965,574)

NET ASSETS – 100.0%		$1,059,849,245
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Affiliated company (See Note 7).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $96,121,142 and the total market value of the collateral held by the Fund was $98,442,253. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $23,135,976. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

34	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments

WisdomTree LargeCap Dividend Fund (DLN)

March 31, 2015

Investments	Shares	Value

COMMON STOCKS – 99.7%
United States – 99.7%
Aerospace & Defense – 3.2%
Boeing Co. (The)	104,758	$15,722,081
General Dynamics Corp.	36,342	4,932,700
Honeywell International, Inc.	102,831	10,726,301
Lockheed Martin Corp.	61,856	12,554,294
Northrop Grumman Corp.	24,379	3,924,044
Precision Castparts Corp.	452	94,920
Raytheon Co.	43,473	4,749,425
Rockwell Collins, Inc.(a)	11,206	1,081,939
Textron, Inc.	2,339	103,688
United Technologies Corp.	115,905	13,584,066

Total Aerospace & Defense		67,473,458
Air Freight & Logistics – 0.5%
FedEx Corp.	7,972	1,318,967
United Parcel Service, Inc. Class B	103,450	10,028,443

Total Air Freight & Logistics		11,347,410
Airlines – 0.2%
American Airlines Group, Inc.(a)	33,757	1,781,694
Delta Air Lines, Inc.	38,863	1,747,280
Southwest Airlines Co.	24,645	1,091,774

Total Airlines		4,620,748
Auto Components – 0.2%
BorgWarner, Inc.	14,637	885,246
Johnson Controls, Inc.	89,608	4,519,827

Total Auto Components		5,405,073
Automobiles – 1.3%
Ford Motor Co.	766,456	12,370,600
General Motors Co.	371,290	13,923,375
Harley-Davidson, Inc.	20,760	1,260,962

Total Automobiles		27,554,937
Banks – 5.9%
Bank of America Corp.	746,700	11,491,713
BB&T Corp.	110,119	4,293,540
Citigroup, Inc.	14,279	735,654
Fifth Third Bancorp	128,684	2,425,693
JPMorgan Chase & Co.	601,850	36,460,073
KeyCorp	98,924	1,400,764
M&T Bank Corp.(a)	18,626	2,365,502
PNC Financial Services Group, Inc. (The)	69,852	6,513,000
Regions Financial Corp.	161,573	1,526,865
SunTrust Banks, Inc.	61,439	2,524,528
U.S. Bancorp	241,610	10,551,109
Wells Fargo & Co.	817,262	44,459,053

Total Banks		124,747,494
Beverages – 2.9%
Brown-Forman Corp. Class B	10,818	977,406
Coca-Cola Co. (The)	791,848	32,109,436
Dr. Pepper Snapple Group, Inc.	26,741	2,098,634
Molson Coors Brewing Co. Class B	19,337	1,439,640

PepsiCo, Inc.	249,790	$23,884,920

Total Beverages		60,510,036
Biotechnology – 0.5%
Amgen, Inc.	68,174	10,897,614
Capital Markets – 1.9%
Ameriprise Financial, Inc.	20,483	2,679,996
Bank of New York Mellon Corp. (The)	116,475	4,686,954
BlackRock, Inc.	22,431	8,206,157
Charles Schwab Corp. (The)	67,007	2,039,693
Franklin Resources, Inc.	32,576	1,671,800
Goldman Sachs Group, Inc. (The)	33,596	6,315,040
Morgan Stanley	129,000	4,604,010
Northern Trust Corp.	29,038	2,022,497
State Street Corp.	39,279	2,888,185
T. Rowe Price Group, Inc.(a)	33,063	2,677,442
TD Ameritrade Holding Corp.	55,114	2,053,547

Total Capital Markets		39,845,321
Chemicals – 2.4%
Air Products & Chemicals, Inc.	29,037	4,392,717
CF Industries Holdings, Inc.	7,074	2,006,752
Dow Chemical Co. (The)	277,707	13,324,382
E.I. du Pont de Nemours & Co.	148,550	10,616,868
Eastman Chemical Co.	16,703	1,156,850
Ecolab, Inc.	19,039	2,177,681
Monsanto Co.(a)	49,189	5,535,730
Mosaic Co. (The)	44,563	2,052,572
PPG Industries, Inc.	10,257	2,313,364
Praxair, Inc.	36,528	4,410,391
Sherwin-Williams Co. (The)	5,310	1,510,695
Sigma-Aldrich Corp.	5,132	709,499

Total Chemicals		50,207,501
Commercial Services & Supplies – 0.3%
Republic Services, Inc.	62,945	2,553,049
Waste Management, Inc.	86,130	4,670,830

Total Commercial Services & Supplies		7,223,879
Communications Equipment – 2.0%
Cisco Systems, Inc.	873,340	24,038,683
Motorola Solutions, Inc.	30,979	2,065,370
QUALCOMM, Inc.	240,276	16,660,738

Total Communications Equipment		42,764,791
Consumer Finance – 0.6%
American Express Co.	70,797	5,530,662
Capital One Financial Corp.	50,628	3,990,499
Discover Financial Services	43,630	2,458,550

Total Consumer Finance		11,979,711
Distributors – 0.1%
Genuine Parts Co.	21,076	1,964,072
Diversified Financial Services – 0.5%
CME Group, Inc.(a)	43,914	4,159,095
Intercontinental Exchange, Inc.	7,858	1,833,036
McGraw Hill Financial, Inc.	22,646	2,341,596

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	35

Schedule of Investments (continued)

WisdomTree LargeCap Dividend Fund (DLN)

March 31, 2015

Investments	Shares	Value

Moody’s Corp.	15,476	$1,606,409

Total Diversified Financial Services		9,940,136
Diversified Telecommunication Services – 5.9%
AT&T, Inc.	1,793,635	58,562,183
CenturyLink, Inc.(a)	198,654	6,863,496
Verizon Communications, Inc.	1,210,535	58,868,317

Total Diversified Telecommunication Services		124,293,996
Electric Utilities – 3.1%
American Electric Power Co., Inc.	107,163	6,027,919
Duke Energy Corp.	164,344	12,618,332
Edison International	44,154	2,758,300
Entergy Corp.	42,253	3,274,185
Eversource Energy(a)	59,378	2,999,777
Exelon Corp.(a)	179,833	6,044,187
FirstEnergy Corp.	98,548	3,455,093
NextEra Energy, Inc.	76,064	7,914,459
PPL Corp.	171,622	5,776,797
Southern Co. (The)	238,373	10,555,156
Xcel Energy, Inc.	106,680	3,713,531

Total Electric Utilities		65,137,736
Electrical Equipment – 0.5%
AMETEK, Inc.(a)	10,100	530,654
Emerson Electric Co.(a)	133,728	7,571,680
Rockwell Automation, Inc.	19,883	2,306,229

Total Electrical Equipment		10,408,563
Electronic Equipment, Instruments & Components – 0.2%
Amphenol Corp. Class A	18,933	1,115,722
Corning, Inc.	151,631	3,438,991

Total Electronic Equipment, Instruments & Components		4,554,713
Energy Equipment & Services – 0.5%
Baker Hughes, Inc.	31,459	2,000,163
Halliburton Co.	95,820	4,204,582
National Oilwell Varco, Inc.	76,866	3,842,531

Total Energy Equipment & Services		10,047,276
Food & Staples Retailing – 3.2%
Costco Wholesale Corp.	27,730	4,200,956
CVS Health Corp.	84,880	8,760,465
Kroger Co. (The)	36,204	2,775,399
Sysco Corp.(a)	109,326	4,124,870
Wal-Mart Stores, Inc.	447,432	36,801,282
Walgreens Boots Alliance, Inc.	103,767	8,786,989
Whole Foods Market, Inc.	22,487	1,171,123

Total Food & Staples Retailing		66,621,084
Food Products – 2.1%
Archer-Daniels-Midland Co.	73,880	3,501,912
Campbell Soup Co.(a)	54,817	2,551,731
ConAgra Foods, Inc.	70,745	2,584,315
General Mills, Inc.	115,280	6,524,848

Hershey Co. (The)	20,544	$2,073,095
Hormel Foods Corp.(a)	26,132	1,485,604
Kellogg Co.	64,483	4,252,654
Keurig Green Mountain, Inc.(a)	7,915	884,343
Kraft Foods Group, Inc.	132,474	11,540,473
Mead Johnson Nutrition Co.	19,084	1,918,515
Mondelez International, Inc. Class A	164,192	5,925,689
Tyson Foods, Inc. Class A	17,017	651,751

Total Food Products		43,894,930
Health Care Equipment & Supplies – 1.1%
Abbott Laboratories	183,650	8,508,505
Baxter International, Inc.	95,681	6,554,149
Becton, Dickinson and Co.	18,698	2,684,846
C.R. Bard, Inc.	2,581	431,930
St. Jude Medical, Inc.(a)	28,616	1,871,486
Stryker Corp.	30,673	2,829,584
Zimmer Holdings, Inc.	8,395	986,580

Total Health Care Equipment & Supplies		23,867,080
Health Care Providers & Services – 1.2%
Aetna, Inc.	24,711	2,632,463
AmerisourceBergen Corp.(a)	17,639	2,005,025
Anthem, Inc.	23,525	3,632,495
Cardinal Health, Inc.	34,935	3,153,582
Cigna Corp.	824	106,659
Humana, Inc.(a)	7,473	1,330,344
McKesson Corp.	6,711	1,518,028
UnitedHealth Group, Inc.	88,247	10,438,738

Total Health Care Providers & Services		24,817,334
Hotels, Restaurants & Leisure – 2.3%
Las Vegas Sands Corp.(a)	176,436	9,711,037
Marriott International, Inc. Class A(a)	18,283	1,468,491
McDonald’s Corp.	221,640	21,596,602
Starbucks Corp.	68,808	6,516,118
Starwood Hotels & Resorts Worldwide, Inc.(a)	19,585	1,635,347
Wynn Resorts Ltd.	24,542	3,089,347
Yum! Brands, Inc.	58,786	4,627,634

Total Hotels, Restaurants & Leisure		48,644,576
Household Durables – 0.1%
Whirlpool Corp.	8,119	1,640,525
Household Products – 2.7%
Clorox Co. (The)	23,844	2,632,139
Colgate-Palmolive Co.	115,860	8,033,733
Kimberly-Clark Corp.	67,256	7,203,790
Procter & Gamble Co. (The)	470,746	38,572,927

Total Household Products		56,442,589
Industrial Conglomerates – 3.3%
3M Co.	84,782	13,984,791
Danaher Corp.	19,748	1,676,605
General Electric Co.	2,145,760	53,236,306
Roper Industries, Inc.	2,767	475,924

Total Industrial Conglomerates		69,373,626

See Notes to Financial Statements.

36	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree LargeCap Dividend Fund (DLN)

March 31, 2015

Investments	Shares	Value

Insurance – 2.2%
Aflac, Inc.	71,968	$4,606,672
Allstate Corp. (The)	42,570	3,029,707
American International Group, Inc.	77,296	4,235,048
Chubb Corp. (The)(a)	28,291	2,860,220
Hartford Financial Services Group, Inc. (The)	47,994	2,007,109
Lincoln National Corp.	22,025	1,265,556
Loews Corp.	13,235	540,385
Marsh & McLennan Cos., Inc.	65,265	3,660,714
MetLife, Inc.	180,650	9,131,857
Principal Financial Group, Inc.	46,761	2,402,113
Progressive Corp. (The)	64,720	1,760,384
Prudential Financial, Inc.	73,084	5,869,376
Travelers Cos., Inc. (The)	42,946	4,643,751

Total Insurance		46,012,892
IT Services – 2.3%
Automatic Data Processing, Inc.	69,456	5,948,212
Fidelity National Information Services, Inc.	27,874	1,897,104
International Business Machines Corp.	169,948	27,276,654
MasterCard, Inc. Class A	34,594	2,988,576
Paychex, Inc.	71,955	3,570,047
Visa, Inc. Class A(a)	89,472	5,852,364
Xerox Corp.	130,922	1,682,348

Total IT Services		49,215,305
Life Sciences Tools & Services – 0.1%
Agilent Technologies, Inc.	19,227	798,882
Thermo Fisher Scientific, Inc.	11,866	1,594,078

Total Life Sciences Tools & Services		2,392,960
Machinery – 1.4%
Caterpillar, Inc.(a)	114,050	9,127,421
Cummins, Inc.	24,065	3,336,372
Deere & Co.(a)	59,517	5,219,046
Dover Corp.(a)	22,879	1,581,396
Illinois Tool Works, Inc.	49,372	4,795,996
PACCAR, Inc.	28,325	1,788,441
Parker-Hannifin Corp.(a)	18,028	2,141,366
Stanley Black & Decker, Inc.	21,370	2,037,843

Total Machinery		30,027,881
Media – 2.2%
CBS Corp. Class B Non-Voting Shares(a)	31,712	1,922,698
Comcast Corp. Class A	212,614	12,006,312
Comcast Corp. Special Class A	41,703	2,338,079
Omnicom Group, Inc.(a)	38,818	3,027,028
Time Warner Cable, Inc.	34,663	5,195,290
Time Warner, Inc.	78,592	6,636,308
Twenty-First Century Fox, Inc. Class A(a)	56,496	1,911,825
Twenty-First Century Fox, Inc. Class B	35,018	1,151,392
Viacom, Inc. Class B	38,649	2,639,727
Walt Disney Co. (The)	96,456	10,117,270

Total Media		46,945,929
Metals & Mining – 0.6%
Alcoa, Inc.	54,531	704,541

Freeport-McMoRan, Inc.	357,397	$6,772,673
Nucor Corp.	55,161	2,621,802
Southern Copper Corp.(a)	86,886	2,535,333

Total Metals & Mining		12,634,349
Multi-Utilities – 1.6%
Consolidated Edison, Inc.(a)	69,956	4,267,316
Dominion Resources, Inc.	116,626	8,265,285
DTE Energy Co.	36,443	2,940,586
NiSource, Inc.	50,463	2,228,446
PG&E Corp.	100,822	5,350,623
Public Service Enterprise Group, Inc.	111,738	4,684,057
Sempra Energy	36,569	3,986,752
Wisconsin Energy Corp.	41,232	2,040,984

Total Multi-Utilities		33,764,049
Multiline Retail – 0.8%
Kohl’s Corp.	33,856	2,649,232
Macy’s, Inc.	43,943	2,852,340
Nordstrom, Inc.	21,028	1,688,969
Target Corp.(a)	109,094	8,953,345

Total Multiline Retail		16,143,886
Oil, Gas & Consumable Fuels – 10.7%
Anadarko Petroleum Corp.	44,386	3,675,605
Apache Corp.	39,435	2,379,113
Cabot Oil & Gas Corp.	8,660	255,730
Chesapeake Energy Corp.(a)	78,982	1,118,385
Chevron Corp.	477,570	50,135,299
ConocoPhillips	349,215	21,742,126
Devon Energy Corp.	43,867	2,645,619
EOG Resources, Inc.	25,107	2,302,061
EQT Corp.	1,665	137,979
Exxon Mobil Corp.	815,706	69,335,010
Hess Corp.	26,448	1,795,026
Kinder Morgan, Inc.(a)	279,339	11,748,998
Marathon Oil Corp.	132,564	3,461,246
Marathon Petroleum Corp.	40,068	4,102,562
Noble Energy, Inc.	34,830	1,703,187
Occidental Petroleum Corp.	182,826	13,346,298
ONEOK, Inc.	65,071	3,139,025
Phillips 66	100,897	7,930,504
Pioneer Natural Resources Co.(a)	896	146,505
Range Resources Corp.(a)	4,213	219,244
Spectra Energy Corp.(a)	176,522	6,384,801
Valero Energy Corp.	73,799	4,695,092
Williams Cos., Inc. (The)	242,512	12,268,682

Total Oil, Gas & Consumable Fuels		224,668,097
Paper & Forest Products – 0.2%
International Paper Co.	77,740	4,313,793
Personal Products – 0.1%
Estee Lauder Cos., Inc. (The) Class A	17,748	1,475,924
Pharmaceuticals – 8.0%
AbbVie, Inc.	290,510	17,006,455
Bristol-Myers Squibb Co.	245,635	15,843,457

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	37

Schedule of Investments (continued)

WisdomTree LargeCap Dividend Fund (DLN)

March 31, 2015

Investments	Shares	Value

Eli Lilly & Co.(a)	189,600	$13,774,440
Johnson & Johnson	453,493	45,621,396
Merck & Co., Inc.	527,037	30,294,087
Pfizer, Inc.	1,279,324	44,507,682
Zoetis, Inc.	21,745	1,006,576

Total Pharmaceuticals		168,054,093
Real Estate Investment Trusts (REITs) – 3.8%
American Tower Corp.	35,621	3,353,717
AvalonBay Communities, Inc.(a)	22,882	3,987,188
Boston Properties, Inc.	18,690	2,625,571
Crown Castle International Corp.	88,040	7,266,822
Equity Residential	61,959	4,824,128
Essex Property Trust, Inc.	9,600	2,207,040
General Growth Properties, Inc.	134,826	3,984,108
HCP, Inc.	133,869	5,784,479
Health Care REIT, Inc.	85,970	6,650,639
Host Hotels & Resorts, Inc.	154,377	3,115,328
Macerich Co. (The)	26,938	2,271,682
Prologis, Inc.	93,170	4,058,485
Public Storage	32,218	6,351,457
Simon Property Group, Inc.	54,809	10,722,833
SL Green Realty Corp.(a)	9,327	1,197,400
Ventas, Inc.	69,606	5,082,630
Vornado Realty Trust	29,543	3,308,816
Weyerhaeuser Co.	101,112	3,351,863

Total Real Estate Investment Trusts (REITs)		80,144,186
Road & Rail – 0.9%
CSX Corp.	111,768	3,701,756
Kansas City Southern(a)	6,422	655,558
Norfolk Southern Corp.	42,265	4,349,914
Union Pacific Corp.	95,556	10,349,670

Total Road & Rail		19,056,898
Semiconductors & Semiconductor Equipment – 2.4%
Altera Corp.	36,297	1,557,504
Analog Devices, Inc.	51,379	3,236,877
Applied Materials, Inc.	125,631	2,834,235
Broadcom Corp. Class A	38,580	1,670,321
Intel Corp.	777,033	24,297,822
KLA-Tencor Corp.(a)	29,135	1,698,279
Lam Research Corp.	8,288	582,108
Linear Technology Corp.(a)	33,270	1,557,036
NVIDIA Corp.(a)	54,614	1,142,798
Skyworks Solutions, Inc.	7,978	784,158
Texas Instruments, Inc.	163,692	9,360,727
Xilinx, Inc.	39,993	1,691,704

Total Semiconductors & Semiconductor Equipment		50,413,569
Software – 3.6%
Activision Blizzard, Inc.	45,513	1,034,283
CA, Inc.	88,369	2,881,713
Intuit, Inc.	17,889	1,734,518
Microsoft Corp.	1,315,724	53,490,759

Oracle Corp.	321,723	$13,882,348
Symantec Corp.	100,338	2,344,397

Total Software		75,368,018
Specialty Retail – 1.7%
Best Buy Co., Inc.	42,306	1,598,744
Gap, Inc. (The)(a)	58,429	2,531,729
Home Depot, Inc. (The)	153,189	17,403,802
L Brands, Inc.	29,174	2,750,816
Lowe’s Cos., Inc.	84,931	6,318,017
Ross Stores, Inc.	11,606	1,222,808
Tiffany & Co.(a)	11,252	990,289
TJX Cos., Inc. (The)	43,944	3,078,277

Total Specialty Retail		35,894,482
Technology Hardware, Storage & Peripherals – 4.3%
Apple, Inc.	607,381	75,576,418
EMC Corp.	200,397	5,122,147
Hewlett-Packard Co.	190,357	5,931,524
NetApp, Inc.(a)	30,077	1,066,530
SanDisk Corp.(a)	16,537	1,052,084
Western Digital Corp.	21,356	1,943,610

Total Technology Hardware, Storage & Peripherals		90,692,313
Textiles, Apparel & Luxury Goods – 0.4%
Hanesbrands, Inc.	24,650	826,021
NIKE, Inc. Class B	47,542	4,769,889
Ralph Lauren Corp.	4,133	543,490
VF Corp.	46,338	3,489,715

Total Textiles, Apparel & Luxury Goods		9,629,115
Tobacco – 3.5%
Altria Group, Inc.	499,642	24,992,093
Lorillard, Inc.	85,961	5,617,551
Philip Morris International, Inc.	446,222	33,613,903
Reynolds American, Inc.(a)	134,094	9,240,418

Total Tobacco		73,463,965
Trading Companies & Distributors – 0.2%
Fastenal Co.(a)	40,589	1,681,805
W.W. Grainger, Inc.(a)	7,071	1,667,413

Total Trading Companies & Distributors		3,349,218
TOTAL COMMON STOCKS (Cost: $1,863,187,128)		2,099,887,131
EXCHANGE-TRADED FUND – 0.1%
United States – 0.1%
WisdomTree Total Dividend Fund(a)(b) (Cost: $2,439,197)	32,638	2,427,941

See Notes to Financial Statements.

38	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (concluded)

WisdomTree LargeCap Dividend Fund (DLN)

March 31, 2015

Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.8%
United States – 3.8%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c)
(Cost: $79,265,430)(d)	79,265,430	$79,265,430
TOTAL INVESTMENTS IN SECURITIES – 103.6% (Cost: $1,944,891,755)		2,181,580,502
Liabilities in Excess of Cash and Other Assets – (3.6)%		(74,962,292)

NET ASSETS – 100.0%		$2,106,618,210
(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Affiliated company (See Note 7).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $119,941,622 and the total market value of the collateral held by the Fund was $122,602,636. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $43,337,206. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	39

Schedule of Investments

WisdomTree LargeCap Value Fund (EZY)

March 31, 2015

Investments	Shares	Value

COMMON STOCKS – 99.7%
United States – 99.7%
Aerospace & Defense – 8.2%
B/E Aerospace, Inc.(a)	453	$28,820
Boeing Co. (The)(a)	3,891	583,961
Curtiss-Wright Corp.	212	15,675
Esterline Technologies Corp.*(a)	175	20,024
Exelis, Inc.	1,954	47,619
General Dynamics Corp.	2,292	311,093
Hexcel Corp.(a)	426	21,905
Huntington Ingalls Industries, Inc.(a)	221	30,973
KLX, Inc.*(a)	226	8,710
L-3 Communications Holdings, Inc.	644	81,009
Lockheed Martin Corp.(a)	2,059	417,895
Moog, Inc. Class A*	301	22,590
Northrop Grumman Corp.	1,616	260,111
Orbital ATK, Inc.(a)	244	18,698
Raytheon Co.(a)	1,957	213,802
Teledyne Technologies, Inc.*(a)	192	20,492
Textron, Inc.(a)	1,274	56,476
Vectrus, Inc.*	108	2,753

Total Aerospace & Defense		2,162,606
Air Freight & Logistics – 1.0%
FedEx Corp.(a)	1,662	274,978
Airlines – 1.6%
Alaska Air Group, Inc.	679	44,936
JetBlue Airways Corp.*(a)	1,982	38,154
Southwest Airlines Co.(a)	3,557	157,575
Spirit Airlines, Inc.*(a)	305	23,595
United Continental Holdings, Inc.*	2,520	169,470

Total Airlines		433,730
Auto Components – 1.8%
Federal-Mogul Holdings Corp.*(a)	584	7,773
Gentex Corp.(a)	1,532	28,036
Johnson Controls, Inc.	3,378	170,386
Lear Corp.(a)	612	67,822
Tenneco, Inc.*	432	24,805
TRW Automotive Holdings Corp.*	1,297	135,991
Visteon Corp.*	341	32,872

Total Auto Components		467,685
Automobiles – 4.5%
Ford Motor Co.(a)	43,860	707,900
General Motors Co.(a)	12,135	455,063
Thor Industries, Inc.(a)	251	15,866

Total Automobiles		1,178,829
Banks – 13.0%
BancorpSouth, Inc.(a)	169	3,924
Bank of America Corp.	34,911	537,280
BB&T Corp.	1,418	55,288
Citigroup, Inc.(a)	10,363	533,902
Comerica, Inc.(a)	400	18,052
Fifth Third Bancorp(a)	2,408	45,391

Huntington Bancshares, Inc.(a)	2,211	$24,432
Iberiabank Corp.(a)	57	3,593
JPMorgan Chase & Co.(a)	17,900	1,084,382
KeyCorp	2,233	31,619
PNC Financial Services Group, Inc. (The)(a)	1,736	161,865
Popular, Inc.*	219	7,531
PrivateBancorp, Inc.(a)	150	5,275
Regions Financial Corp.	3,973	37,545
SunTrust Banks, Inc.(a)	1,194	49,061
SVB Financial Group*	67	8,512
Umpqua Holdings Corp.	196	3,367
Wells Fargo & Co.	15,139	823,562
Western Alliance Bancorp*	172	5,098
Wintrust Financial Corp.(a)	96	4,577

Total Banks		3,444,256
Beverages – 0.3%
Constellation Brands, Inc. Class A*(a)	751	87,274
Capital Markets – 2.7%
Ameriprise Financial, Inc.	470	61,495
Bank of New York Mellon Corp. (The)(a)	2,237	90,017
E*TRADE Financial Corp.*(a)	432	12,336
Goldman Sachs Group, Inc. (The)(a)	1,715	322,369
Legg Mason, Inc.(a)	212	11,702
LPL Financial Holdings, Inc.(a)	175	7,676
Morgan Stanley	4,916	175,452
Raymond James Financial, Inc.	317	17,999
Stifel Financial Corp.*(a)	214	11,930

Total Capital Markets		710,976
Chemicals – 5.0%
Ashland, Inc.	879	111,905
Cabot Corp.(a)	377	16,965
Celanese Corp. Series A(a)	916	51,168
CF Industries Holdings, Inc.	609	172,761
Cytec Industries, Inc.(a)	457	24,696
Dow Chemical Co. (The)(a)	4,551	218,357
E.I. du Pont de Nemours & Co.(a)	4,908	350,775
Eastman Chemical Co.	1,341	92,878
H.B. Fuller Co.(a)	301	12,904
Huntsman Corp.(a)	1,414	31,348
Minerals Technologies, Inc.(a)	130	9,503
Olin Corp.(a)	586	18,775
PolyOne Corp.	470	17,555
PPG Industries, Inc.(a)	671	151,337
RPM International, Inc.	720	34,553
Sensient Technologies Corp.(a)	258	17,771

Total Chemicals		1,333,251
Commercial Services & Supplies – 0.5%
Cintas Corp.(a)	573	46,774
KAR Auction Services, Inc.	252	9,559
R.R. Donnelley & Sons Co.(a)	2,569	49,299
UniFirst Corp.	122	14,358

Total Commercial Services & Supplies		119,990

See Notes to Financial Statements.

40	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree LargeCap Value Fund (EZY)

March 31, 2015

Investments	Shares	Value

Communications Equipment – 0.7%
ARRIS Group, Inc.*	486	$14,043
Brocade Communications Systems, Inc.(a)	2,660	31,561
Finisar Corp.*(a)	340	7,256
Harris Corp.	857	67,497
Juniper Networks, Inc.(a)	1,893	42,744
Ubiquiti Networks, Inc.(a)	321	9,485

Total Communications Equipment		172,586
Construction & Engineering – 0.4%
Fluor Corp.	806	46,071
Jacobs Engineering Group, Inc.*(a)	663	29,941
MasTec, Inc.*(a)	374	7,218
Quanta Services, Inc.*	1,100	31,383

Total Construction & Engineering		114,613
Consumer Finance – 0.9%
Capital One Financial Corp.	2,152	169,621
Navient Corp.	1,959	39,826
SLM Corp.(a)	1,959	18,180

Total Consumer Finance		227,627
Containers & Packaging – 1.2%
Avery Dennison Corp.(a)	551	29,153
Graphic Packaging Holding Co.	1,877	27,291
Owens-Illinois, Inc.*(a)	1,380	32,182
Packaging Corp. of America(a)	735	57,470
Rock-Tenn Co. Class A	1,598	103,071
Sealed Air Corp.(a)	775	35,309
Sonoco Products Co.	571	25,958

Total Containers & Packaging		310,434
Diversified Consumer Services – 0.3%
Apollo Education Group, Inc.*(a)	1,477	27,945
DeVry Education Group, Inc.(a)	455	15,179
Graham Holdings Co. Class B	28	29,390
Grand Canyon Education, Inc.*(a)	178	7,707

Total Diversified Consumer Services		80,221
Diversified Financial Services – 3.0%
Berkshire Hathaway, Inc. Class B*	5,563	802,852
Diversified Telecommunication Services – 0.1%
Frontier Communications Corp.(a)	5,296	37,337
Electric Utilities – 0.5%
Entergy Corp.(a)	1,367	105,929
Great Plains Energy, Inc.(a)	896	23,905
PNM Resources, Inc.(a)	356	10,395

Total Electric Utilities		140,229
Electrical Equipment – 0.3%
Acuity Brands, Inc.	123	20,684
Babcock & Wilcox Co. (The)(a)	1,160	37,224
EnerSys(a)	332	21,328

Total Electrical Equipment		79,236
Electronic Equipment, Instruments & Components – 1.8%
Anixter International, Inc.*(a)	196	14,921

Arrow Electronics, Inc.*(a)	820	$50,143
Avnet, Inc.(a)	1,212	53,934
Belden, Inc.	172	16,092
Corning, Inc.	9,566	216,957
Ingram Micro, Inc. Class A*(a)	1,100	27,632
Jabil Circuit, Inc.(a)	2,461	57,538
SYNNEX Corp.(a)	204	15,759
Tech Data Corp.*(a)	241	13,923
Vishay Intertechnology, Inc.(a)	808	11,167

Total Electronic Equipment, Instruments & Components		478,066
Energy Equipment & Services – 1.6%
Baker Hughes, Inc.	1,863	118,450
Halliburton Co.	5,022	220,365
Helmerich & Payne, Inc.(a)	650	44,245
Patterson-UTI Energy, Inc.(a)	574	10,777
Superior Energy Services, Inc.(a)	949	21,201
Unit Corp.*(a)	268	7,499

Total Energy Equipment & Services		422,537
Food & Staples Retailing – 4.8%
Casey’s General Stores, Inc.(a)	197	17,750
CVS Health Corp.(a)	5,968	615,957
Kroger Co. (The)(a)	3,344	256,351
United Natural Foods, Inc.*(a)	171	13,174
Walgreens Boots Alliance, Inc.	4,283	362,684

Total Food & Staples Retailing		1,265,916
Food Products – 1.6%
Archer-Daniels-Midland Co.(a)	3,262	154,619
Hain Celestial Group, Inc. (The)*(a)	347	22,225
Keurig Green Mountain, Inc.(a)	514	57,429
Pilgrim’s Pride Corp.(a)	2,492	56,294
Pinnacle Foods, Inc.	556	22,691
Tyson Foods, Inc. Class A(a)	2,100	80,430
WhiteWave Foods Co. (The)*(a)	482	21,372

Total Food Products		415,060
Gas Utilities – 0.2%
AGL Resources, Inc.(a)	576	28,599
UGI Corp.	1,065	34,708

Total Gas Utilities		63,307
Health Care Equipment & Supplies – 0.8%
Boston Scientific Corp.*(a)	5,326	94,536
St. Jude Medical, Inc.(a)	1,970	128,838
Total Health Care Equipment & Supplies		223,374
Health Care Providers & Services – 12.0%
Aetna, Inc.	3,047	324,597
Anthem, Inc.(a)	2,817	434,973
Cardinal Health, Inc.(a)	1,925	173,770
Centene Corp.*(a)	540	38,173
Cigna Corp.	3,046	394,274
Express Scripts Holding Co.*(a)	3,543	307,426
Health Net, Inc.*	512	30,971
Henry Schein, Inc.*(a)	383	53,474

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	41

Schedule of Investments (continued)

WisdomTree LargeCap Value Fund (EZY)

March 31, 2015

Investments	Shares	Value

Humana, Inc.(a)	1,074	$191,194
LifePoint Hospitals, Inc.*(a)	252	18,509
McKesson Corp.	939	212,402
Omnicare, Inc.(a)	597	46,005
Owens & Minor, Inc.(a)	336	11,370
UnitedHealth Group, Inc.	6,852	810,523
Universal Health Services, Inc. Class B	657	77,335
VCA, Inc.*	450	24,669
WellCare Health Plans, Inc.*(a)	372	34,023

Total Health Care Providers & Services		3,183,688
Hotels, Restaurants & Leisure – 0.2%
Bloomin’ Brands, Inc.	800	19,464
Buffalo Wild Wings, Inc.*	47	8,518
Jack in the Box, Inc.	165	15,827
Wendy’s Co. (The)(a)	1,713	18,672

Total Hotels, Restaurants & Leisure		62,481
Household Durables – 1.1%
Harman International Industries, Inc.(a)	270	36,080
Jarden Corp.*(a)	987	52,212
Mohawk Industries, Inc.*	366	67,985
Whirlpool Corp.(a)	713	144,069

Total Household Durables		300,346
Household Products – 0.1%
Spectrum Brands Holdings, Inc.(a)	303	27,137
Independent Power and Renewable Electricity Producers – 0.3%
AES Corp.(a)	5,459	70,148
Insurance – 4.4%
Aflac, Inc.(a)	1,815	116,178
Allstate Corp. (The)(a)	2,118	150,738
American Financial Group, Inc.(a)	299	19,181
American International Group, Inc.(a)	6,220	340,794
Assurant, Inc.	294	18,055
CNA Financial Corp.(a)	787	32,605
CNO Financial Group, Inc.(a)	1,349	23,230
First American Financial Corp.(a)	267	9,527
Genworth Financial, Inc. Class A*(a)	1,321	9,656
Hanover Insurance Group, Inc. (The)(a)	164	11,903
Hartford Financial Services Group, Inc. (The)(a)	2,233	93,384
Kemper Corp.(a)	199	7,753
Lincoln National Corp.(a)	939	53,955
MBIA, Inc.*(a)	609	5,664
Mercury General Corp.(a)	92	5,313
MetLife, Inc.(a)	2,579	130,368
Primerica, Inc.(a)	148	7,533
Principal Financial Group, Inc.(a)	700	35,959
Reinsurance Group of America, Inc.(a)	164	15,283
StanCorp Financial Group, Inc.(a)	131	8,987
Symetra Financial Corp.	383	8,985
Torchmark Corp.(a)	372	20,430
Unum Group(a)	900	30,357

Total Insurance		1,155,838

Internet & Catalog Retail – 0.2%
Liberty Interactive Corp. Class A*	1,734	$50,616
Liberty Ventures Series A*	246	10,334

Total Internet & Catalog Retail		60,950
Internet Software & Services – 0.1%
IAC/InterActiveCorp	396	26,718
IT Services – 1.9%
Acxiom Corp.*	229	4,234
Booz Allen Hamilton Holding Corp.(a)	1,081	31,284
Broadridge Financial Solutions, Inc.	740	40,707
Computer Sciences Corp.(a)	1,411	92,110
Convergys Corp.(a)	386	8,828
DST Systems, Inc.	361	39,966
Euronet Worldwide, Inc.*(a)	196	11,515
Fidelity National Information Services, Inc.(a)	1,291	87,865
Global Payments, Inc.(a)	389	35,664
Leidos Holdings, Inc.(a)	380	15,945
Xerox Corp.(a)	10,662	137,007

Total IT Services		505,125
Leisure Products – 0.4%
Brunswick Corp.(a)	1,883	96,881
Vista Outdoor, Inc.*	488	20,896
Total Leisure Products		117,777
Life Sciences Tools & Services – 0.7%
PerkinElmer, Inc.(a)	497	25,416
Thermo Fisher Scientific, Inc.(a)	1,252	168,194

Total Life Sciences Tools & Services		193,610
Machinery – 2.2%
AGCO Corp.(a)	1,027	48,926
Barnes Group, Inc.(a)	220	8,908
Colfax Corp.*(a)	298	14,224
ITT Corp.	1,243	49,608
Manitowoc Co., Inc. (The)(a)	507	10,931
Middleby Corp. (The)*(a)	200	20,530
Oshkosh Corp.(a)	589	28,737
PACCAR, Inc.(a)	1,761	111,190
Parker-Hannifin Corp.(a)	667	79,226
Snap-on, Inc.(a)	310	45,589
SPX Corp.	237	20,121
Terex Corp.(a)	642	17,071
Trinity Industries, Inc.(a)	1,036	36,788
WABCO Holdings, Inc.*	368	45,220
Xylem, Inc.	900	31,518

Total Machinery		568,587
Media – 1.4%
Gannett Co., Inc.(a)	2,086	77,349
Interpublic Group of Cos., Inc. (The)	2,155	47,669
John Wiley & Sons, Inc. Class A	365	22,316
Time Warner Cable, Inc.	1,498	224,520

Total Media		371,854

See Notes to Financial Statements.

42	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree LargeCap Value Fund (EZY)

March 31, 2015

Investments	Shares	Value

Metals & Mining – 0.3%
Alcoa, Inc.(a)	1,679	$21,693
Carpenter Technology Corp.(a)	217	8,437
Cliffs Natural Resources, Inc.(a)	2,789	13,415
Commercial Metals Co.(a)	284	4,598
Steel Dynamics, Inc.(a)	995	19,999
Worthington Industries, Inc.(a)	408	10,857

Total Metals & Mining		78,999
Multi-Utilities – 0.1%
Black Hills Corp.(a)	188	9,483
MDU Resources Group, Inc.(a)	774	16,517

Total Multi-Utilities		26,000
Multiline Retail – 1.3%
Dillard’s, Inc. Class A(a)	335	45,731
Kohl’s Corp.(a)	1,585	124,026
Macy’s, Inc.(a)	2,575	167,143

Total Multiline Retail		336,900
Oil, Gas & Consumable Fuels – 6.2%
ConocoPhillips(a)	9,841	612,701
Energen Corp.(a)	215	14,190
Hess Corp.(a)	4,395	298,288
Phillips 66(a)	4,583	360,224
Stone Energy Corp.*(a)	328	4,815
Valero Energy Corp.	4,517	287,371
Western Refining, Inc.(a)	810	40,006
World Fuel Services Corp.	462	26,556

Total Oil, Gas & Consumable Fuels		1,644,151
Personal Products – 0.1%
Nu Skin Enterprises, Inc. Class A(a)	440	26,492
Pharmaceuticals – 0.3%
Hospira, Inc.*	926	81,340
Professional Services – 0.4%
Manpowergroup, Inc.(a)	492	42,386
On Assignment, Inc.*(a)	188	7,214
Towers Watson & Co. Class A(a)	332	43,885

Total Professional Services		93,485
Real Estate Management & Development – 0.1%
Jones Lang LaSalle, Inc.(a)	88	14,995
Road & Rail – 0.6%
AMERCO(a)	135	44,604
Avis Budget Group, Inc.*(a)	599	35,350
Con-way, Inc.(a)	217	9,576
Old Dominion Freight Line, Inc.*(a)	359	27,751
Ryder System, Inc.(a)	302	28,657
Swift Transportation Co.*(a)	659	17,147

Total Road & Rail		163,085
Semiconductors & Semiconductor Equipment – 1.3%
Applied Materials, Inc.(a)	4,508	101,700
First Solar, Inc.*(a)	640	38,265
Lam Research Corp.(a)	739	51,904

NVIDIA Corp.(a)	2,482	$51,936
Skyworks Solutions, Inc.	848	83,350
Synaptics, Inc.*(a)	225	18,294

Total Semiconductors & Semiconductor Equipment		345,449
Software – 0.4%
Activision Blizzard, Inc.(a)	5,140	116,806
Specialty Retail – 2.6%
Advance Auto Parts, Inc.(a)	350	52,391
AutoNation, Inc.*(a)	705	45,353
Best Buy Co., Inc.(a)	2,379	89,902
Foot Locker, Inc.(a)	935	58,905
GameStop Corp. Class A(a)	846	32,114
Guess?, Inc.(a)	562	10,448
Lowe’s Cos., Inc.(a)	4,742	352,757
Men’s Wearhouse, Inc. (The)	240	12,528
Penske Automotive Group, Inc.(a)	586	30,173
Restoration Hardware Holdings, Inc.*	124	12,300

Total Specialty Retail		696,871
Technology Hardware, Storage & Peripherals – 3.5%
Hewlett-Packard Co.(a)	18,843	587,148
Lexmark International, Inc. Class A	599	25,362
NCR Corp.*	1,443	42,583
SanDisk Corp.(a)	1,454	92,503
Western Digital Corp.	1,981	180,291

Total Technology Hardware, Storage & Peripherals		927,887
Textiles, Apparel & Luxury Goods – 0.4%
Columbia Sportswear Co.(a)	261	15,895
Deckers Outdoor Corp.*	177	12,898
Hanesbrands, Inc.(a)	2,084	69,835

Total Textiles, Apparel & Luxury Goods		98,628
Thrifts & Mortgage Finance – 0.0%
EverBank Financial Corp.(a)	324	5,842
Trading Companies & Distributors – 0.3%
GATX Corp.(a)	227	13,161
United Rentals, Inc.*(a)	499	45,489
WESCO International, Inc.*(a)	281	19,639

Total Trading Companies & Distributors		78,289
Transportation Infrastructure – 0.0%
Wesco Aircraft Holdings, Inc.*(a)	501	7,675
TOTAL COMMON STOCKS (Cost: $21,452,586)		26,434,123
EXCHANGE-TRADED FUNDS – 0.2%
United States – 0.2%
WisdomTree Earnings 500 Fund(b)	489	34,983
WisdomTree MidCap Earnings Fund(a)(b)	157	15,154

TOTAL EXCHANGE-TRADED FUNDS (Cost: $45,802)		50,137

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	43

Schedule of Investments (concluded)

WisdomTree LargeCap Value Fund (EZY)

March 31, 2015

Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 23.3%
United States – 23.3%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c)
(Cost: $6,163,855)(d)	6,163,855	$6,163,855
TOTAL INVESTMENTS IN SECURITIES – 123.2% (Cost: $27,662,243)		32,648,115
Liabilities in Excess of Cash and Other Assets – (23.2)%		(6,137,266)

NET ASSETS – 100.0%		$26,510,849
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Affiliated company (See Note 7).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $7,784,735 and the total market value of the collateral held by the Fund was $7,961,410. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $1,797,555. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

44	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments

WisdomTree MidCap Dividend Fund (DON)

March 31, 2015

Investments	Shares	Value

COMMON STOCKS – 99.6%
United States – 99.6%
Aerospace & Defense – 1.2%
Curtiss-Wright Corp.	14,268	$1,054,976
Exelis, Inc.	177,093	4,315,756
Huntington Ingalls Industries, Inc.	28,384	3,978,018
L-3 Communications Holdings, Inc.	63,986	8,048,799
Orbital ATK, Inc.	14,444	1,106,844
Triumph Group, Inc.(a)	4,939	294,957

Total Aerospace & Defense		18,799,350
Air Freight & Logistics – 0.8%
C.H. Robinson Worldwide, Inc.(a)	106,620	7,806,716
Expeditors International of Washington, Inc.	104,193	5,020,019

Total Air Freight & Logistics		12,826,735
Airlines – 0.2%
Alaska Air Group, Inc.	44,837	2,967,313
Auto Components – 0.7%
Dana Holding Corp.(a)	63,173	1,336,741
Gentex Corp.(a)	198,598	3,634,343
Goodyear Tire & Rubber Co. (The)	93,932	2,543,678
Lear Corp.	26,691	2,957,897

Total Auto Components		10,472,659
Automobiles – 0.2%
Thor Industries, Inc.(a)	40,514	2,560,890
Banks – 2.8%
Associated Banc-Corp.	65,708	1,222,169
Bank of the Ozarks, Inc.(a)	23,723	876,090
BankUnited, Inc.	60,896	1,993,735
BOK Financial Corp.(a)	39,588	2,423,577
CIT Group, Inc.	46,885	2,115,451
City National Corp.	18,685	1,664,460
Comerica, Inc.(a)	64,517	2,911,652
Commerce Bancshares, Inc.(a)	39,053	1,652,723
Cullen/Frost Bankers, Inc.(a)	36,628	2,530,262
East West Bancorp, Inc.	55,052	2,227,404
First Citizens BancShares, Inc. Class A	1,026	266,442
First Horizon National Corp.(a)	71,660	1,024,022
First Niagara Financial Group, Inc.	281,154	2,485,401
First Republic Bank	30,453	1,738,562
FirstMerit Corp.	115,547	2,202,326
Huntington Bancshares, Inc.	386,485	4,270,659
Investors Bancorp, Inc.(a)	105,296	1,234,069
PacWest Bancorp(a)	90,073	4,223,523
Prosperity Bancshares, Inc.	28,517	1,496,572
Synovus Financial Corp.(a)	42,742	1,197,204
Umpqua Holdings Corp.	154,836	2,660,083
Webster Financial Corp.	46,287	1,714,933
Zions Bancorp(a)	23,395	631,665

Total Banks		44,762,984
Beverages – 0.6%
Coca-Cola Enterprises, Inc.	210,661	9,311,216

Building Products – 1.1%
A.O. Smith Corp.	32,368	$2,125,283
Fortune Brands Home & Security, Inc.	65,246	3,097,880
Lennox International, Inc.	23,542	2,629,406
Masco Corp.	200,834	5,362,268
Owens Corning	84,951	3,686,873

Total Building Products		16,901,710
Capital Markets – 1.1%
Eaton Vance Corp.(a)	59,814	2,490,655
Federated Investors, Inc. Class B(a)	66,133	2,241,247
Janus Capital Group, Inc.(a)	77,165	1,326,466
Legg Mason, Inc.	29,190	1,611,288
LPL Financial Holdings, Inc.(a)	45,275	1,985,762
NorthStar Asset Management Group, Inc.	71,880	1,677,679
Raymond James Financial, Inc.	37,016	2,101,769
SEI Investments Co.	37,388	1,648,437
Waddell & Reed Financial, Inc. Class A	50,976	2,525,351

Total Capital Markets		17,608,654
Chemicals – 4.1%
Airgas, Inc.(a)	56,156	5,958,713
Albemarle Corp.	88,724	4,688,176
Ashland, Inc.	30,763	3,916,438
Axiall Corp.	43,619	2,047,476
Cabot Corp.(a)	53,643	2,413,935
Celanese Corp. Series A	100,553	5,616,891
Cytec Industries, Inc.	30,754	1,661,946
FMC Corp.(a)	54,558	3,123,446
Huntsman Corp.	213,402	4,731,122
International Flavors & Fragrances, Inc.	57,266	6,723,028
NewMarket Corp.(a)	7,041	3,364,190
PolyOne Corp.	39,283	1,467,220
RPM International, Inc.	107,972	5,181,576
Scotts Miracle-Gro Co. (The) Class A	67,930	4,562,858
Sensient Technologies Corp.	31,946	2,200,440
Valspar Corp. (The)(a)	39,231	3,296,581
Westlake Chemical Corp.	60,914	4,382,153

Total Chemicals		65,336,189
Commercial Services & Supplies – 2.9%
ADT Corp. (The)(a)	172,273	7,152,775
Cintas Corp.	52,741	4,305,248
Covanta Holding Corp.(a)	218,417	4,899,093
Deluxe Corp.	37,411	2,591,834
KAR Auction Services, Inc.	167,231	6,343,072
Pitney Bowes, Inc.	235,757	5,497,853
R.R. Donnelley & Sons Co.(a)	507,028	9,729,867
Rollins, Inc.	105,652	2,612,774
Waste Connections, Inc.	56,607	2,725,061

Total Commercial Services & Supplies		45,857,577
Communications Equipment – 1.1%
Brocade Communications Systems, Inc.	205,705	2,440,690
Harris Corp.	107,040	8,430,471
Juniper Networks, Inc.	308,635	6,968,978

Total Communications Equipment		17,840,139

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	45

Schedule of Investments (continued)

WisdomTree MidCap Dividend Fund (DON)

March 31, 2015

Investments	Shares	Value

Construction & Engineering – 0.4%
EMCOR Group, Inc.	17,907	$832,138
Fluor Corp.	86,912	4,967,890

Total Construction & Engineering		5,800,028
Construction Materials – 0.5%
Eagle Materials, Inc.	10,612	886,739
Martin Marietta Materials, Inc.	37,745	5,276,751
Vulcan Materials Co.	19,029	1,604,144

Total Construction Materials		7,767,634
Consumer Finance – 0.6%
Navient Corp.	234,945	4,776,432
Santander Consumer USA Holdings, Inc.	237,773	5,502,067

Total Consumer Finance		10,278,499
Containers & Packaging – 2.8%
AptarGroup, Inc.(a)	42,320	2,688,166
Avery Dennison Corp.	95,824	5,070,048
Ball Corp.	40,978	2,894,686
Bemis Co., Inc.	94,674	4,384,353
MeadWestvaco Corp.	143,931	7,177,839
Packaging Corp. of America	77,980	6,097,256
Rock-Tenn Co. Class A	69,173	4,461,659
Sealed Air Corp.	101,074	4,604,931
Silgan Holdings, Inc.	28,605	1,662,809
Sonoco Products Co.	114,263	5,194,396

Total Containers & Packaging		44,236,143
Diversified Consumer Services – 1.0%
DeVry Education Group, Inc.	19,230	641,513
Graham Holdings Co. Class B	2,049	2,150,692
H&R Block, Inc.	259,064	8,308,182
Service Corp. International	128,430	3,345,601
Sotheby’s(a)	27,179	1,148,585

Total Diversified Consumer Services		15,594,573
Diversified Financial Services – 0.5%
CBOE Holdings, Inc.(a)	22,237	1,276,515
Leucadia National Corp.(a)	83,404	1,859,075
MSCI, Inc.	34,508	2,115,685
NASDAQ OMX Group, Inc. (The)(a)	43,516	2,216,705
Voya Financial, Inc.	4,816	207,618

Total Diversified Financial Services		7,675,598
Diversified Telecommunication Services – 2.3%
Frontier Communications Corp.(a)	2,417,108	17,040,611
Windstream Holdings, Inc.	2,686,110	19,877,214

Total Diversified Telecommunication Services		36,917,825
Electric Utilities – 3.6%
Cleco Corp.	67,583	3,684,625
Great Plains Energy, Inc.	214,193	5,714,669
Hawaiian Electric Industries, Inc.	145,240	4,665,109
IDACORP, Inc.(a)	57,047	3,586,545
ITC Holdings Corp.	98,465	3,685,545
OGE Energy Corp.(a)	218,578	6,909,251
Pepco Holdings, Inc.	385,462	10,341,945

Pinnacle West Capital Corp.	150,972	$9,624,465
Portland General Electric Co.(a)	87,422	3,242,482
Westar Energy, Inc.(a)	175,329	6,795,752

Total Electric Utilities		58,250,388
Electrical Equipment – 0.7%
Acuity Brands, Inc.	6,398	1,075,888
Babcock & Wilcox Co. (The)	57,662	1,850,374
EnerSys(a)	20,964	1,346,727
Hubbell, Inc. Class B	42,574	4,666,962
Regal-Beloit Corp.	21,771	1,739,938

Total Electrical Equipment		10,679,889
Electronic Equipment, Instruments & Components – 1.0%
Avnet, Inc.	77,187	3,434,822
Belden, Inc.	3,958	370,310
CDW Corp.	51,223	1,907,545
FEI Co.	17,747	1,354,806
FLIR Systems, Inc.	66,663	2,085,219
Jabil Circuit, Inc.	121,516	2,841,044
National Instruments Corp.(a)	93,411	2,992,888
SYNNEX Corp.(a)	10,877	840,248

Total Electronic Equipment, Instruments & Components		15,826,882
Energy Equipment & Services – 2.3%
Diamond Offshore Drilling, Inc.(a)	542,610	14,536,522
Helmerich & Payne, Inc.(a)	186,275	12,679,739
Oceaneering International, Inc.	72,654	3,918,230
RPC, Inc.(a)	294,998	3,778,925
Superior Energy Services, Inc.(a)	104,347	2,331,112

Total Energy Equipment & Services		37,244,528
Food & Staples Retailing – 0.1%
Casey’s General Stores, Inc.	13,294	1,197,789
PriceSmart, Inc.(a)	8,766	744,935

Total Food & Staples Retailing		1,942,724
Food Products – 2.0%
Flowers Foods, Inc.(a)	221,461	5,036,023
Ingredion, Inc.	55,454	4,315,430
J.M. Smucker Co. (The)(a)	99,279	11,489,559
McCormick & Co., Inc. Non-Voting Shares(a)	90,010	6,940,671
Pinnacle Foods, Inc.	120,536	4,919,074

Total Food Products		32,700,757
Gas Utilities – 2.2%
AGL Resources, Inc.	172,274	8,553,404
Atmos Energy Corp.	110,985	6,137,471
National Fuel Gas Co.(a)	73,276	4,420,741
Piedmont Natural Gas Co., Inc.	99,747	3,681,662
Questar Corp.	206,365	4,923,869
Southwest Gas Corp.	44,679	2,598,977
UGI Corp.	153,126	4,990,376

Total Gas Utilities		35,306,500
Health Care Equipment & Supplies – 1.0%
Cooper Cos., Inc. (The)	691	129,507
DENTSPLY International, Inc.	26,390	1,342,987

See Notes to Financial Statements.

46	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree MidCap Dividend Fund (DON)

March 31, 2015

Investments	Shares	Value

ResMed, Inc.(a)	109,951	$7,892,283
STERIS Corp.(a)	31,698	2,227,418
Teleflex, Inc.(a)	18,861	2,278,975
West Pharmaceutical Services, Inc.	21,861	1,316,251

Total Health Care Equipment & Supplies		15,187,421
Health Care Providers & Services – 1.3%
HealthSouth Corp.	74,572	3,308,014
Omnicare, Inc.	42,041	3,239,680
Patterson Cos., Inc.(a)	67,104	3,274,004
Quest Diagnostics, Inc.(a)	113,202	8,699,574
Universal Health Services, Inc. Class B	13,030	1,533,761

Total Health Care Providers & Services		20,055,033
Hotels, Restaurants & Leisure – 3.7%
Aramark	106,552	3,370,240
Brinker International, Inc.	48,013	2,955,680
Choice Hotels International, Inc.	30,207	1,935,363
Cracker Barrel Old Country Store, Inc.(a)	27,462	4,178,069
Darden Restaurants, Inc.(a)	192,067	13,317,926
Domino’s Pizza, Inc.	21,859	2,197,922
Dunkin’ Brands Group, Inc.(a)	78,443	3,730,749
International Game Technology	242,965	4,230,021
Jack in the Box, Inc.	14,898	1,429,016
Six Flags Entertainment Corp.(a)	177,718	8,603,328
Vail Resorts, Inc.	25,218	2,608,046
Wendy’s Co. (The)	351,467	3,830,990
Wyndham Worldwide Corp.	78,541	7,105,604

Total Hotels, Restaurants & Leisure		59,492,954
Household Durables – 2.2%
D.R. Horton, Inc.	144,758	4,122,708
Harman International Industries, Inc.	32,792	4,381,995
Leggett & Platt, Inc.(a)	154,850	7,137,036
Lennar Corp. Class A(a)	25,121	1,301,519
Newell Rubbermaid, Inc.	200,615	7,838,028
PulteGroup, Inc.	221,342	4,920,433
Tupperware Brands Corp.(a)	81,663	5,636,380

Total Household Durables		35,338,099
Household Products – 0.9%
Church & Dwight Co., Inc.	82,149	7,017,167
Energizer Holdings, Inc.	37,252	5,142,639
Spectrum Brands Holdings, Inc.	25,287	2,264,704

Total Household Products		14,424,510
Independent Power and Renewable Electricity Producers – 0.7%
AES Corp.	404,226	5,194,304
NRG Energy, Inc.	267,313	6,733,615

Total Independent Power and Renewable Electricity Producers		11,927,919
Industrial Conglomerates – 0.2%
Carlisle Cos., Inc.	28,303	2,621,707
Insurance – 3.4%
American Financial Group, Inc.	29,751	1,908,527
American National Insurance Co.	14,787	1,454,893

AmTrust Financial Services, Inc.(a)	25,751	$1,467,421
Arthur J. Gallagher & Co.	99,191	4,637,179
Assurant, Inc.	23,073	1,416,913
Brown & Brown, Inc.(a)	39,925	1,321,917
Cincinnati Financial Corp.(a)	112,393	5,988,299
CNA Financial Corp.	141,973	5,881,941
CNO Financial Group, Inc.	62,567	1,077,404
Erie Indemnity Co. Class A(a)	25,906	2,260,558
First American Financial Corp.(a)	62,558	2,232,069
FNF Group	128,341	4,717,815
Hanover Insurance Group, Inc. (The)	18,468	1,340,407
HCC Insurance Holdings, Inc.	43,338	2,455,964
Mercury General Corp.(a)	49,772	2,874,333
Old Republic International Corp.	269,207	4,021,953
Primerica, Inc.	9,391	478,002
Reinsurance Group of America, Inc.	21,981	2,048,409
StanCorp Financial Group, Inc.	16,861	1,156,665
Torchmark Corp.(a)	25,180	1,382,886
Unum Group	103,812	3,501,579
W.R. Berkley Corp.	21,197	1,070,660

Total Insurance		54,695,794
Internet & Catalog Retail – 0.4%
Expedia, Inc.(a)	35,306	3,323,354
HSN, Inc.	36,678	2,502,540

Total Internet & Catalog Retail		5,825,894
Internet Software & Services – 0.4%
IAC/InterActiveCorp	64,258	4,335,487
j2 Global, Inc.(a)	34,608	2,273,054

Total Internet Software & Services		6,608,541
IT Services – 2.7%
Booz Allen Hamilton Holding Corp.	96,592	2,795,372
Broadridge Financial Solutions, Inc.	110,740	6,091,807
Computer Sciences Corp.	79,398	5,183,101
DST Systems, Inc.	18,292	2,025,107
Global Payments, Inc.	2,542	233,051
Jack Henry & Associates, Inc.	44,139	3,084,875
Leidos Holdings, Inc.	83,826	3,517,339
MAXIMUS, Inc.	8,547	570,598
Sabre Corp.(a)	186,715	4,537,175
Total System Services, Inc.	86,718	3,308,292
Western Union Co. (The)(a)	579,874	12,067,178

Total IT Services		43,413,895
Leisure Products – 1.9%
Brunswick Corp.(a)	35,968	1,850,554
Hasbro, Inc.(a)	145,081	9,174,922
Mattel, Inc.(a)	632,423	14,450,866
Polaris Industries, Inc.(a)	33,171	4,680,428

Total Leisure Products		30,156,770
Life Sciences Tools & Services – 0.2%
Bio-Techne Corp.	19,292	1,934,795
PerkinElmer, Inc.	28,909	1,478,406

Total Life Sciences Tools & Services		3,413,201

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	47

Schedule of Investments (continued)

WisdomTree MidCap Dividend Fund (DON)

March 31, 2015

Investments	Shares	Value

Machinery – 4.2%
AGCO Corp.(a)	36,313	$1,729,951
Allison Transmission Holdings, Inc.	124,973	3,991,638
CLARCOR, Inc.(a)	23,623	1,560,535
Crane Co.	54,824	3,421,566
Donaldson Co., Inc.(a)	93,746	3,535,162
Flowserve Corp.(a)	59,636	3,368,838
Graco, Inc.(a)	31,911	2,302,698
IDEX Corp.	45,501	3,450,341
ITT Corp.	39,841	1,590,054
Joy Global, Inc.(a)	63,402	2,484,090
Kennametal, Inc.(a)	63,077	2,125,064
Lincoln Electric Holdings, Inc.	50,876	3,326,782
Manitowoc Co., Inc. (The)(a)	22,364	482,168
Nordson Corp.(a)	27,246	2,134,452
Oshkosh Corp.(a)	45,223	2,206,430
Pall Corp.	52,633	5,283,827
Snap-on, Inc.	34,975	5,143,423
SPX Corp.	28,824	2,447,157
Terex Corp.(a)	31,476	836,947
Timken Co. (The)	83,217	3,506,764
Toro Co. (The)	27,697	1,942,114
Trinity Industries, Inc.(a)	86,235	3,062,205
Valmont Industries, Inc.(a)	10,843	1,332,388
Wabtec Corp.	10,424	990,384
Woodward, Inc.	16,120	822,281
Xylem, Inc.	96,991	3,396,625

Total Machinery		66,473,884
Media – 2.4%
Cablevision Systems Corp. Class A(a)	251,256	4,597,985
Cinemark Holdings, Inc.	121,051	5,455,769
Gannett Co., Inc.(a)	222,473	8,249,299
Interpublic Group of Cos., Inc. (The)	305,678	6,761,597
John Wiley & Sons, Inc. Class A	38,217	2,336,587
Morningstar, Inc.(a)	18,085	1,354,747
Regal Entertainment Group Class A(a)	210,434	4,806,313
Scripps Networks Interactive, Inc. Class A(a)	40,705	2,790,735
Viacom, Inc. Class A	34,264	2,353,594

Total Media		38,706,626
Metals & Mining – 1.2%
Allegheny Technologies, Inc.(a)	96,681	2,901,397
Compass Minerals International, Inc.(a)	36,923	3,441,593
Newmont Mining Corp.	97,744	2,122,022
Reliance Steel & Aluminum Co.	70,337	4,296,184
Royal Gold, Inc.(a)	32,126	2,027,472
Steel Dynamics, Inc.	205,623	4,133,022
United States Steel Corp.(a)	38,523	939,961

Total Metals & Mining		19,861,651
Multi-Utilities – 5.4%
Alliant Energy Corp.	134,303	8,461,089
Ameren Corp.	350,055	14,772,321
CenterPoint Energy, Inc.(a)	700,746	14,302,226
CMS Energy Corp.	335,750	11,721,032

Integrys Energy Group, Inc.	110,202	$7,936,748
MDU Resources Group, Inc.	245,795	5,245,265
SCANA Corp.(a)	199,321	10,960,662
TECO Energy, Inc.(a)	403,914	7,835,932
Vectren Corp.	107,385	4,739,974

Total Multi-Utilities		85,975,249
Multiline Retail – 0.5%
Big Lots, Inc.(a)	35,684	1,713,903
Dillard’s, Inc. Class A	3,037	414,581
Family Dollar Stores, Inc.	67,385	5,339,587

Total Multiline Retail		7,468,071
Oil, Gas & Consumable Fuels – 3.9%
Cimarex Energy Co.	21,417	2,464,882
CONSOL Energy, Inc.(a)	63,055	1,758,604
CVR Energy, Inc.(a)	249,695	10,627,019
Denbury Resources, Inc.(a)	521,351	3,800,649
Energen Corp.	4,351	287,166
HollyFrontier Corp.	253,532	10,209,734
Murphy Oil Corp.	208,972	9,738,095
Peabody Energy Corp.(a)	474,770	2,335,868
QEP Resources, Inc.(a)	27,162	566,328
SemGroup Corp. Class A	30,894	2,512,918
SM Energy Co.	7,925	409,564
Targa Resources Corp.	50,253	4,813,735
Tesoro Corp.	76,640	6,996,465
Western Refining, Inc.	120,410	5,947,050
World Fuel Services Corp.	8,487	487,833

Total Oil, Gas & Consumable Fuels		62,955,910
Personal Products – 0.2%
Avon Products, Inc.(a)	414,587	3,312,550
Professional Services – 1.1%
Dun & Bradstreet Corp. (The)(a)	20,769	2,665,909
Equifax, Inc.	57,049	5,305,557
Manpowergroup, Inc.	45,755	3,941,793
Robert Half International, Inc.	64,985	3,932,892
Towers Watson & Co. Class A	14,230	1,880,993

Total Professional Services		17,727,144
Real Estate Investment Trusts (REITs) – 15.3%
Alexandria Real Estate Equities, Inc.	46,898	4,597,880
American Campus Communities, Inc.	79,022	3,387,673
American Homes 4 Rent Class A	48,582	804,032
Apartment Investment & Management Co. Class A	83,318	3,279,396
BioMed Realty Trust, Inc.(a)	184,126	4,172,295
Brandywine Realty Trust(a)	137,544	2,197,953
Brixmor Property Group, Inc.	219,672	5,832,292
Camden Property Trust(a)	62,020	4,845,623
CBL & Associates Properties, Inc.(a)	186,812	3,698,878
Columbia Property Trust, Inc.(a)	117,863	3,184,658
Corrections Corp. of America	128,763	5,183,998
CubeSmart	77,468	1,870,852
DCT Industrial Trust, Inc.	57,487	1,992,499

See Notes to Financial Statements.

48	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree MidCap Dividend Fund (DON)

March 31, 2015

Investments	Shares	Value

DDR Corp.(a)	248,239	$4,622,210
DiamondRock Hospitality Co.	105,449	1,489,994
Digital Realty Trust, Inc.(a)	134,271	8,856,515
Douglas Emmett, Inc.	83,493	2,488,926
Duke Realty Corp.	239,393	5,211,586
EPR Properties	69,730	4,185,892
Equity Lifestyle Properties, Inc.	43,715	2,402,139
Equity One, Inc.	88,912	2,373,061
Extra Space Storage, Inc.	74,624	5,042,344
Federal Realty Investment Trust(a)	35,906	5,285,722
Gaming and Leisure Properties, Inc. REIT(a)	161,507	5,954,763
Geo Group, Inc. (The)	93,498	4,089,603
Healthcare Trust of America, Inc. Class A(a)	108,700	3,028,382
Highwoods Properties, Inc.	71,160	3,257,705
Home Properties, Inc.	51,526	3,570,237
Hospitality Properties Trust	188,906	6,232,009
Iron Mountain, Inc.(a)	200,622	7,318,691
Kilroy Realty Corp.	33,675	2,565,025
Kimco Realty Corp.	310,096	8,326,078
Lamar Advertising Co. Class A	191,360	11,341,907
LaSalle Hotel Properties	77,728	3,020,510
Liberty Property Trust	156,502	5,587,121
Mid-America Apartment Communities, Inc.	59,568	4,602,819
National Retail Properties, Inc.	114,621	4,696,022
Omega Healthcare Investors, Inc.(a)	135,231	5,486,322
Outfront Media, Inc.	131,208	3,925,743
Pebblebrook Hotel Trust	29,637	1,380,195
Piedmont Office Realty Trust, Inc. Class A	139,903	2,603,595
Plum Creek Timber Co., Inc.	149,134	6,479,872
Post Properties, Inc.	29,456	1,676,930
Rayonier, Inc.(a)	94,600	2,550,416
Realty Income Corp.(a)	209,550	10,812,780
Regency Centers Corp.	56,071	3,815,071
Retail Properties of America, Inc. Class A	193,735	3,105,572
RLJ Lodging Trust	95,025	2,975,233
Senior Housing Properties Trust	279,692	6,206,365
Sovran Self Storage, Inc.	21,183	1,989,931
Spirit Realty Capital, Inc.	453,012	5,472,385
Sun Communities, Inc.(a)	41,270	2,753,534
Sunstone Hotel Investors, Inc.	50,316	838,768
Tanger Factory Outlet Centers, Inc.(a)	50,280	1,768,348
Taubman Centers, Inc.	36,697	2,830,440
UDR, Inc.	169,818	5,778,907
W.P. Carey, Inc.	111,483	7,580,844
Weingarten Realty Investors(a)	92,771	3,337,901

Total Real Estate Investment Trusts (REITs)		243,966,442
Real Estate Management & Development – 0.0%
Jones Lang LaSalle, Inc.	3,071	523,298
Road & Rail – 0.6%
Con-way, Inc.	27,795	1,226,593
JB Hunt Transport Services, Inc.(a)	43,480	3,712,975
Knight Transportation, Inc.	23,331	752,425
Landstar System, Inc.(a)	7,710	511,173

Ryder System, Inc.	33,756	$3,203,107

Total Road & Rail		9,406,273
Semiconductors & Semiconductor Equipment – 1.7%
Maxim Integrated Products, Inc.	390,683	13,599,675
Microchip Technology, Inc.(a)	247,655	12,110,330
Teradyne, Inc.	100,613	1,896,555

Total Semiconductors & Semiconductor Equipment		27,606,560
Software – 0.4%
FactSet Research Systems, Inc.(a)	18,253	2,905,878
Solera Holdings, Inc.	41,355	2,136,399
SS&C Technologies Holdings, Inc.	29,178	1,817,789

Total Software		6,860,066
Specialty Retail – 3.0%
Advance Auto Parts, Inc.	4,080	610,735
American Eagle Outfitters, Inc.(a)	277,342	4,737,001
CST Brands, Inc.	16,776	735,292
Dick’s Sporting Goods, Inc.	37,478	2,135,871
DSW, Inc. Class A	64,004	2,360,468
Foot Locker, Inc.(a)	84,859	5,346,117
GameStop Corp. Class A(a)	173,329	6,579,569
GNC Holdings, Inc. Class A	49,956	2,451,341
Penske Automotive Group, Inc.	60,100	3,094,549
Staples, Inc.	704,245	11,468,630
Tractor Supply Co.	41,978	3,570,649
Williams-Sonoma, Inc.	64,269	5,122,882

Total Specialty Retail		48,213,104
Textiles, Apparel & Luxury Goods – 1.4%
Carter’s, Inc.	19,373	1,791,421
Coach, Inc.(a)	399,028	16,531,730
Columbia Sportswear Co.(a)	35,575	2,166,517
PVH Corp.(a)	3,489	371,788
Wolverine World Wide, Inc.(a)	31,515	1,054,177

Total Textiles, Apparel & Luxury Goods		21,915,633
Thrifts & Mortgage Finance – 1.1%
Hudson City Bancorp, Inc.	177,534	1,860,556
New York Community Bancorp, Inc.(a)	564,638	9,446,394
People’s United Financial, Inc.(a)	277,508	4,218,122
Radian Group, Inc.(a)	3,208	53,862
TFS Financial Corp.	112,416	1,650,267

Total Thrifts & Mortgage Finance		17,229,201
Trading Companies & Distributors – 0.6%
Air Lease Corp.(a)	18,450	696,303
GATX Corp.	41,335	2,396,603
MSC Industrial Direct Co., Inc. Class A(a)	37,737	2,724,612
Watsco, Inc.(a)	26,559	3,338,466

Total Trading Companies & Distributors		9,155,984
Water Utilities – 0.8%
American Water Works Co., Inc.	159,740	8,659,505
Aqua America, Inc.(a)	169,527	4,467,037

Total Water Utilities		13,126,542
TOTAL COMMON STOCKS (Cost: $1,423,289,108)		1,589,113,310

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	49

Schedule of Investments (concluded)

WisdomTree MidCap Dividend Fund (DON)

March 31, 2015

Investments	Shares	Value

EXCHANGE-TRADED FUND – 0.1%
United States – 0.1%
WisdomTree LargeCap Dividend Fund(b) (Cost: $2,745,418)	37,373	$2,739,441
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 21.1%
United States – 21.1%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c)
(Cost: $336,632,911)(d)	336,632,911	336,632,911
TOTAL INVESTMENTS IN SECURITIES – 120.8% (Cost: $1,762,667,437)		1,928,485,662
Liabilities in Excess of Cash and Other Assets – (20.8)%		(332,589,920)

NET ASSETS – 100.0%		$1,595,895,742
(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Affiliated company (See Note 7).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $369,701,609 and the total market value of the collateral held by the Fund was $378,618,704. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $41,985,793. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

50	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments

WisdomTree MidCap Earnings Fund (EZM)

March 31, 2015

Investments	Shares	Value

COMMON STOCKS – 99.5%
United States – 99.5%
Aerospace & Defense – 2.2%
Curtiss-Wright Corp.	17,225	$1,273,616
DigitalGlobe, Inc.*	4,159	141,697
Esterline Technologies Corp.*	11,107	1,270,863
Exelis, Inc.	98,675	2,404,710
HEICO Corp.(a)	13,722	838,002
Hexcel Corp.(a)	33,993	1,747,920
Huntington Ingalls Industries, Inc.	22,853	3,202,848
Moog, Inc. Class A*	16,156	1,212,508
Orbital ATK, Inc.	25,997	1,992,150
Teledyne Technologies, Inc.*	13,275	1,416,841
Triumph Group, Inc.(a)	16,512	986,097

Total Aerospace & Defense		16,487,252
Airlines – 0.6%
Allegiant Travel Co.(a)	4,764	916,069
JetBlue Airways Corp.*(a)	81,560	1,570,030
Spirit Airlines, Inc.*	20,247	1,566,308

Total Airlines		4,052,407
Auto Components – 1.2%
Cooper Tire & Rubber Co.	38,993	1,670,460
Dana Holding Corp.(a)	62,013	1,312,195
Federal-Mogul Holdings Corp.*(a)	2,158	28,723
Gentex Corp.	105,243	1,925,947
Tenneco, Inc.*	33,663	1,932,929
Visteon Corp.*	16,759	1,615,568

Total Auto Components		8,485,822
Automobiles – 0.2%
Thor Industries, Inc.	21,439	1,355,159
Banks – 6.7%
Associated Banc-Corp.(a)	60,158	1,118,939
BancorpSouth, Inc.(a)	36,597	849,782
Bank of Hawaii Corp.(a)	17,676	1,081,948
Bank of the Ozarks, Inc.(a)	18,559	685,384
BankUnited, Inc.	44,974	1,472,449
BOK Financial Corp.(a)	31,999	1,958,979
Cathay General Bancorp	34,471	980,700
City National Corp.	17,394	1,549,457
Commerce Bancshares, Inc.(a)	37,833	1,601,093
Cullen/Frost Bankers, Inc.(a)	23,419	1,617,784
East West Bancorp, Inc.	54,636	2,210,572
First Citizens BancShares, Inc. Class A	2,710	703,760
First Financial Bankshares, Inc.(a)	18,531	512,197
First Horizon National Corp.(a)	126,606	1,809,200
First Niagara Financial Group, Inc.	170,490	1,507,132
First Republic Bank(a)	54,153	3,091,595
FirstMerit Corp.	79,660	1,518,320
FNB Corp.	63,363	832,590
Fulton Financial Corp.	85,406	1,053,910
Glacier Bancorp, Inc.	25,846	650,027
Hancock Holding Co.	36,423	1,087,591

Home BancShares, Inc.	20,017	$678,376
Iberiabank Corp.	9,471	596,957
Investors Bancorp, Inc.(a)	66,022	773,778
MB Financial, Inc.	14,814	463,826
PacWest Bancorp(a)	13,879	650,786
PrivateBancorp, Inc.	29,783	1,047,468
Prosperity Bancshares, Inc.	32,795	1,721,082
Signature Bank*	14,737	1,909,620
Susquehanna Bancshares, Inc.	72,972	1,000,446
SVB Financial Group*	15,280	1,941,171
Synovus Financial Corp.	43,692	1,223,813
TCF Financial Corp.	70,657	1,110,728
Texas Capital Bancshares, Inc.*	14,144	688,106
UMB Financial Corp.(a)	15,405	814,770
Umpqua Holdings Corp.(a)	46,009	790,435
United Bankshares, Inc.(a)	20,201	759,154
Valley National Bancorp(a)	81,964	773,740
Webster Financial Corp.	36,609	1,356,363
Western Alliance Bancorp*	32,823	972,874
Wintrust Financial Corp.	20,127	959,655
Zions Bancorp	46,478	1,254,906

Total Banks		49,381,463
Beverages – 0.1%
Boston Beer Co., Inc. (The) Class A*(a)	2,130	569,562
Biotechnology – 0.4%
Myriad Genetics, Inc.*(a)	26,275	930,135
United Therapeutics Corp.*	9,762	1,683,310

Total Biotechnology		2,613,445
Building Products – 0.9%
A.O. Smith Corp.	25,341	1,663,890
Armstrong World Industries, Inc.*	10,402	597,803
Lennox International, Inc.	14,364	1,604,315
Owens Corning	44,127	1,915,112
USG Corp.*(a)	20,310	542,277

Total Building Products		6,323,397
Capital Markets – 2.1%
Cohen & Steers, Inc.(a)	12,088	495,004
E*TRADE Financial Corp.*	85,192	2,432,657
Eaton Vance Corp.	47,265	1,968,115
Federated Investors, Inc. Class B(a)	27,261	923,875
GAMCO Investors, Inc. Class A(a)	8,662	680,054
Janus Capital Group, Inc.(a)	57,685	991,605
Legg Mason, Inc.	28,790	1,589,208
LPL Financial Holdings, Inc.(a)	25,950	1,138,167
SEI Investments Co.	48,167	2,123,683
Stifel Financial Corp.*(a)	22,959	1,279,964
Waddell & Reed Financial, Inc. Class A	44,448	2,201,954

Total Capital Markets		15,824,286
Chemicals – 2.7%
Albemarle Corp.	41,798	2,208,606
Axiall Corp.	17,422	817,789
Balchem Corp.	4,705	260,563

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	51

Schedule of Investments (continued)

WisdomTree MidCap Earnings Fund (EZM)

March 31, 2015

Investments	Shares	Value

Cabot Corp.	27,739	$1,248,255
Chemtura Corp.*	28,671	782,432
Cytec Industries, Inc.	26,177	1,414,605
H.B. Fuller Co.	9,710	416,268
Huntsman Corp.(a)	125,581	2,784,131
Minerals Technologies, Inc.	9,556	698,544
NewMarket Corp.(a)	4,061	1,940,346
Olin Corp.	19,076	611,195
PolyOne Corp.(a)	13,858	517,596
RPM International, Inc.	38,503	1,847,759
Scotts Miracle-Gro Co. (The) Class A	20,256	1,360,595
Sensient Technologies Corp.	9,879	680,465
Valhi, Inc.(a)	62,638	390,235
Valspar Corp. (The)(a)	27,166	2,282,759

Total Chemicals		20,262,143
Commercial Services & Supplies – 2.3%
ADT Corp. (The)(a)	65,385	2,714,785
Clean Harbors, Inc.*(a)	12,086	686,243
Copart, Inc.*	34,365	1,291,093
Covanta Holding Corp.	7,468	167,507
Deluxe Corp.	20,196	1,399,179
Healthcare Services Group, Inc.(a)	2,858	91,828
HNI Corp.	9,586	528,860
KAR Auction Services, Inc.	19,321	732,845
Mobile Mini, Inc.(a)	7,450	317,668
MSA Safety, Inc.	10,003	498,950
Pitney Bowes, Inc.	89,029	2,076,156
R.R. Donnelley & Sons Co.(a)	73,412	1,408,776
Rollins, Inc.	41,264	1,020,446
Steelcase, Inc. Class A	35,307	668,715
UniFirst Corp.	7,024	826,655
Waste Connections, Inc.	34,625	1,666,847
West Corp.	33,248	1,121,455

Total Commercial Services & Supplies		17,218,008
Communications Equipment – 1.1%
Arista Networks, Inc.*	6,490	457,740
ARRIS Group, Inc.*	35,204	1,017,219
Brocade Communications Systems, Inc.	183,113	2,172,636
CommScope Holding Co., Inc.*	53,942	1,539,505
EchoStar Corp. Class A*	15,007	776,162
Plantronics, Inc.(a)	14,162	749,878
Riverbed Technology, Inc.*	9,904	207,092
Ubiquiti Networks, Inc.(a)	38,076	1,125,146

Total Communications Equipment		8,045,378
Construction & Engineering – 1.1%
AECOM*(a)	45,540	1,403,543
EMCOR Group, Inc.	26,029	1,209,568
Jacobs Engineering Group, Inc.*	52,152	2,355,184
MasTec, Inc.*	46,774	902,738
Quanta Services, Inc.*	79,874	2,278,805

Total Construction & Engineering		8,149,838

Construction Materials – 0.1%
Eagle Materials, Inc.	12,967	$1,083,523
Consumer Finance – 1.7%
Credit Acceptance Corp.*(a)	11,260	2,195,700
Nelnet, Inc. Class A	43,854	2,075,171
PRA Group, Inc.*(a)	19,099	1,037,458
Santander Consumer USA Holdings, Inc.	224,084	5,185,304
SLM Corp.	107,571	998,259
Springleaf Holdings, Inc.*(a)	16,438	850,995

Total Consumer Finance		12,342,887
Containers & Packaging – 2.1%
AptarGroup, Inc.(a)	19,516	1,239,656
Avery Dennison Corp.	29,948	1,584,549
Bemis Co., Inc.	36,869	1,707,403
Berry Plastics Group, Inc.*	13,375	484,041
Crown Holdings, Inc.*	62,699	3,387,000
Graphic Packaging Holding Co.	110,080	1,600,563
Greif, Inc. Class A	14,552	571,457
Owens-Illinois, Inc.*	85,705	1,998,641
Silgan Holdings, Inc.	21,942	1,275,489
Sonoco Products Co.	38,546	1,752,301

Total Containers & Packaging		15,601,100
Distributors – 0.1%
Pool Corp.(a)	11,484	801,124
Diversified Consumer Services – 0.7%
Apollo Education Group, Inc.*	47,111	891,340
Bright Horizons Family Solutions, Inc.*	10,846	556,074
DeVry Education Group, Inc.	22,984	766,746
Graham Holdings Co. Class B	1,128	1,183,983
Grand Canyon Education, Inc.*	15,503	671,280
Service Corp. International	5,754	149,892
ServiceMaster Global Holdings, Inc.*	3,812	128,655
Sotheby’s(a)	21,571	911,591

Total Diversified Consumer Services		5,259,561
Diversified Financial Services – 0.4%
CBOE Holdings, Inc.	18,489	1,061,361
MarketAxess Holdings, Inc.	6,323	524,177
MSCI, Inc.	27,350	1,676,828

Total Diversified Financial Services		3,262,366
Diversified Telecommunication Services – 0.1%
Windstream Holdings, Inc.	93,073	688,740
Electric Utilities – 2.4%
ALLETE, Inc.	16,368	863,576
Cleco Corp.	20,123	1,097,106
Great Plains Energy, Inc.	65,970	1,760,080
Hawaiian Electric Industries, Inc.	32,845	1,054,981
IDACORP, Inc.(a)	19,787	1,244,009
ITC Holdings Corp.(a)	45,844	1,715,941
NRG Yield, Inc. Class A(a)	2,749	139,457
Pepco Holdings, Inc.	69,046	1,852,504
Pinnacle West Capital Corp.	39,651	2,527,751

See Notes to Financial Statements.

52	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree MidCap Earnings Fund (EZM)

March 31, 2015

Investments	Shares	Value

PNM Resources, Inc.	23,736	$693,091
Portland General Electric Co.(a)	33,311	1,235,505
UIL Holdings Corp.	19,632	1,009,477
Westar Energy, Inc.(a)	57,506	2,228,933

Total Electric Utilities		17,422,411
Electrical Equipment – 1.4%
Acuity Brands, Inc.	8,816	1,482,499
Babcock & Wilcox Co. (The)	66,663	2,139,216
EnerSys(a)	22,834	1,466,856
Generac Holdings, Inc.*(a)	25,244	1,229,130
Hubbell, Inc. Class B	20,817	2,281,959
Polypore International, Inc.*	4,222	248,676
Regal-Beloit Corp.	15,123	1,208,630

Total Electrical Equipment		10,056,966
Electronic Equipment, Instruments & Components – 3.5%
Anixter International, Inc.*	16,900	1,286,597
Arrow Electronics, Inc.*	58,422	3,572,505
Avnet, Inc.	83,962	3,736,309
AVX Corp.	73,886	1,054,353
Belden, Inc.	7,042	658,850
CDW Corp.	48,137	1,792,622
Cognex Corp.*	19,032	943,797
Dolby Laboratories, Inc. Class A	30,908	1,179,449
FEI Co.	8,297	633,393
FLIR Systems, Inc.	31,721	992,233
Ingram Micro, Inc. Class A*	62,806	1,577,687
IPG Photonics Corp.*(a)	15,785	1,463,269
Jabil Circuit, Inc.	1,871	43,744
Littelfuse, Inc.	7,304	725,945
National Instruments Corp.	24,539	786,230
Sanmina Corp.*	54,771	1,324,910
SYNNEX Corp.(a)	15,368	1,187,178
Tech Data Corp.*	21,160	1,222,413
Vishay Intertechnology, Inc.(a)	66,581	920,149
Zebra Technologies Corp. Class A*	11,135	1,010,112

Total Electronic Equipment, Instruments & Components		26,111,745
Energy Equipment & Services – 2.0%
Atwood Oceanics, Inc.(a)	76,364	2,146,592
Bristow Group, Inc.	13,151	716,072
Diamond Offshore Drilling, Inc.(a)	68,252	1,828,471
Dresser-Rand Group, Inc.*	8,849	711,017
Dril-Quip, Inc.*(a)	18,168	1,242,509
Exterran Holdings, Inc.	6,435	216,023
Forum Energy Technologies, Inc.*	59,811	1,172,296
Helix Energy Solutions Group, Inc.*	65,838	984,936
Oceaneering International, Inc.	46,178	2,490,380
Oil States International, Inc.*	21,516	855,691
Patterson-UTI Energy, Inc.	51,743	971,475
RPC, Inc.(a)	118,996	1,524,339

Total Energy Equipment & Services		14,859,801

Food & Staples Retailing – 1.1%
Casey’s General Stores, Inc.	9,932	$894,873
Fresh Market, Inc. (The)*(a)	7,490	304,394
PriceSmart, Inc.(a)	6,576	558,829
Rite Aid Corp.*	340,835	2,961,856
Sprouts Farmers Market, Inc.*(a)	21,436	755,190
SUPERVALU, Inc.*	141,335	1,643,726
United Natural Foods, Inc.*(a)	10,605	817,009

Total Food & Staples Retailing		7,935,877
Food Products – 1.9%
Cal-Maine Foods, Inc.(a)	20,991	819,908
Darling Ingredients, Inc.*	7,310	102,413
Flowers Foods, Inc.	64,111	1,457,884
Hain Celestial Group, Inc. (The)*(a)	14,839	950,438
Ingredion, Inc.	31,573	2,457,011
J&J Snack Foods Corp.	4,305	459,344
Lancaster Colony Corp.	7,037	669,711
Pinnacle Foods, Inc.	50,848	2,075,107
Sanderson Farms, Inc.(a)	14,826	1,180,891
Seaboard Corp.*	480	1,983,360
Snyder’s-Lance, Inc.(a)	12,449	397,870
TreeHouse Foods, Inc.*	6,488	551,610
WhiteWave Foods Co. (The)*	24,468	1,084,911

Total Food Products		14,190,458
Gas Utilities – 2.1%
AGL Resources, Inc.	62,242	3,090,315
Atmos Energy Corp.	39,642	2,192,203
Laclede Group, Inc. (The)(a)	10,263	525,671
National Fuel Gas Co.(a)	32,591	1,966,215
New Jersey Resources Corp.	31,640	982,738
ONE Gas, Inc.	15,879	686,449
Piedmont Natural Gas Co., Inc.	25,070	925,334
Questar Corp.(a)	67,364	1,607,305
Southwest Gas Corp.	17,540	1,020,302
UGI Corp.	61,091	1,990,956
WGL Holdings, Inc.	11,801	665,576

Total Gas Utilities		15,653,064
Health Care Equipment & Supplies – 0.8%
Align Technology, Inc.*(a)	17,623	947,853
Globus Medical, Inc. Class A*	25,424	641,702
Hill-Rom Holdings, Inc.	9,132	447,468
NuVasive, Inc.*(a)	457	21,017
Sirona Dental Systems, Inc.*	13,102	1,179,049
STERIS Corp.	12,176	855,608
Teleflex, Inc.	9,397	1,135,439
West Pharmaceutical Services, Inc.	14,994	902,789

Total Health Care Equipment & Supplies		6,130,925
Health Care Providers & Services – 2.2%
Acadia Healthcare Co., Inc.*(a)	7,557	541,081
Amsurg Corp.*	5,512	339,098
Centene Corp.*	26,396	1,865,933
Community Health Systems, Inc.*	12,326	644,403

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	53

Schedule of Investments (continued)

WisdomTree MidCap Earnings Fund (EZM)

March 31, 2015

Investments	Shares	Value

Envision Healthcare Holdings, Inc.*	15,271	$585,643
Health Net, Inc.*	20,148	1,218,753
HealthSouth Corp.(a)	21,854	969,443
LifePoint Hospitals, Inc.*	12,830	942,364
MEDNAX, Inc.*	31,378	2,275,219
Molina Healthcare, Inc.*	2,318	155,978
Omnicare, Inc.	25,246	1,945,457
Owens & Minor, Inc.(a)	14,740	498,802
Patterson Cos., Inc.	29,623	1,445,306
Team Health Holdings, Inc.*	13,774	805,917
VCA, Inc.*	19,299	1,057,971
WellCare Health Plans, Inc.*	7,716	705,705

Total Health Care Providers & Services		15,997,073
Health Care Technology – 0.0%
Medidata Solutions, Inc.*(a)	360	17,655
Veeva Systems, Inc. Class A*(a)	7,195	183,688

Total Health Care Technology		201,343
Hotels, Restaurants & Leisure – 2.3%
Bloomin’ Brands, Inc.	36,750	894,128
Brinker International, Inc.	21,219	1,306,242
Buffalo Wild Wings, Inc.*(a)	3,707	671,857
Cheesecake Factory, Inc. (The)(a)	14,653	722,833
Choice Hotels International, Inc.	14,443	925,363
Cracker Barrel Old Country Store, Inc.(a)	6,827	1,038,660
DineEquity, Inc.	4,840	517,928
Domino’s Pizza, Inc.	10,878	1,093,783
Dunkin’ Brands Group, Inc.(a)	23,412	1,113,475
International Game Technology	102,758	1,789,017
Jack in the Box, Inc.	8,908	854,455
Life Time Fitness, Inc.*	14,418	1,023,101
Marriott Vacations Worldwide Corp.	7,784	630,893
Panera Bread Co. Class A*(a)	7,163	1,146,044
Papa John’s International, Inc.	8,090	500,043
Six Flags Entertainment Corp.	18,754	907,881
Texas Roadhouse, Inc.	16,995	619,128
Vail Resorts, Inc.	2,274	235,177
Wendy’s Co. (The)(a)	73,526	801,433

Total Hotels, Restaurants & Leisure		16,791,441
Household Durables – 1.4%
Leggett & Platt, Inc.(a)	30,337	1,398,232
NVR, Inc.*	1,498	1,990,333
Standard Pacific Corp.*	153,269	1,379,421
Taylor Morrison Home Corp. Class A*	27,412	571,540
Tempur Sealy International, Inc.*(a)	13,245	764,766
Toll Brothers, Inc.*	59,985	2,359,810
TRI Pointe Homes, Inc.*(a)	4,469	68,957
Tupperware Brands Corp.(a)	23,562	1,626,249

Total Household Durables		10,159,308
Household Products – 0.2%
Spectrum Brands Holdings, Inc.	14,960	1,339,818
Industrial Conglomerates – 0.2%
Carlisle Cos., Inc.	19,284	1,786,277

Insurance – 5.5%
American Equity Investment Life Holding Co.	31,579	$919,896
American Financial Group, Inc.	44,280	2,840,562
American National Insurance Co.	12,872	1,266,476
AmTrust Financial Services, Inc.(a)	45,953	2,618,632
Assurant, Inc.	46,464	2,853,354
Brown & Brown, Inc.	44,604	1,476,838
CNO Financial Group, Inc.	134,171	2,310,425
First American Financial Corp.(a)	39,147	1,396,765
Genworth Financial, Inc. Class A*(a)	183,520	1,341,531
Hanover Insurance Group, Inc. (The)	19,531	1,417,560
HCC Insurance Holdings, Inc.	48,304	2,737,388
MBIA, Inc.*	442,169	4,112,172
Mercury General Corp.(a)	17,314	999,884
Old Republic International Corp.	120,661	1,802,675
Primerica, Inc.	20,351	1,035,866
ProAssurance Corp.	24,515	1,125,484
Reinsurance Group of America, Inc.(a)	37,153	3,462,288
RLI Corp.(a)	16,060	841,705
StanCorp Financial Group, Inc.	20,809	1,427,497
Symetra Financial Corp.	62,003	1,454,590
W.R. Berkley Corp.	61,092	3,085,757

Total Insurance		40,527,345
Internet & Catalog Retail – 0.1%
HSN, Inc.	14,725	1,004,687
zulily, Inc. Class A*(a)	4,110	53,389

Total Internet & Catalog Retail		1,058,076
Internet Software & Services – 0.6%
AOL, Inc.*	15,025	595,140
CoStar Group, Inc.*	1,643	325,035
GrubHub, Inc.*	2,808	127,455
HomeAway, Inc.*(a)	2,758	83,209
IAC/InterActiveCorp	28,662	1,933,825
j2 Global, Inc.	12,269	805,828
Rackspace Hosting, Inc.*(a)	13,589	701,056
Shutterstock, Inc.*(a)	2,482	170,439

Total Internet Software & Services		4,741,987
IT Services – 3.2%
Booz Allen Hamilton Holding Corp.	57,848	1,674,121
Broadridge Financial Solutions, Inc.	36,912	2,030,529
CACI International, Inc. Class A*	9,883	888,679
Convergys Corp.	19,480	445,508
CoreLogic, Inc.*	19,918	702,508
DST Systems, Inc.	15,162	1,678,585
EPAM Systems, Inc.*	9,204	564,113
Euronet Worldwide, Inc.*	10,615	623,631
Global Payments, Inc.	20,250	1,856,520
Heartland Payment Systems, Inc.	8,603	403,051
iGATE Corp.*	12,027	513,072
Jack Henry & Associates, Inc.	21,219	1,482,996
MAXIMUS, Inc.	18,456	1,232,123
Sabre Corp.(a)	10,696	259,913

See Notes to Financial Statements.

54	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree MidCap Earnings Fund (EZM)

March 31, 2015

Investments	Shares	Value

Science Applications International Corp.	16,002	$821,703
Syntel, Inc.*(a)	36,358	1,880,799
Teradata Corp.*(a)	57,896	2,555,529
Total System Services, Inc.	50,977	1,944,772
Vantiv, Inc. Class A*	19,540	736,658
WEX, Inc.*(a)	13,002	1,395,895

Total IT Services		23,690,705
Leisure Products – 1.0%
Brunswick Corp.(a)	106,093	5,458,485
Vista Outdoor, Inc.*	51,994	2,226,383

Total Leisure Products		7,684,868
Life Sciences Tools & Services – 0.8%
Bio-Rad Laboratories, Inc. Class A*	4,823	651,973
Bio-Techne Corp.	7,526	754,783
Bruker Corp.*(a)	22,064	407,522
Charles River Laboratories International, Inc.*	12,503	991,363
PAREXEL International Corp.*	16,713	1,153,030
PerkinElmer, Inc.	32,279	1,650,748

Total Life Sciences Tools & Services		5,609,419
Machinery – 6.5%
AGCO Corp.(a)	74,573	3,552,658
Allison Transmission Holdings, Inc.	44,147	1,410,055
Barnes Group, Inc.	21,601	874,624
CLARCOR, Inc.(a)	13,519	893,065
Colfax Corp.*(a)	44,377	2,118,114
Crane Co.	23,096	1,441,421
Donaldson Co., Inc.(a)	44,829	1,690,502
Graco, Inc.	18,898	1,363,680
Hillenbrand, Inc.	22,943	708,250
IDEX Corp.	25,233	1,913,418
ITT Corp.	29,153	1,163,496
Joy Global, Inc.(a)	38,076	1,491,818
Kennametal, Inc.(a)	30,456	1,026,063
Lincoln Electric Holdings, Inc.	25,795	1,686,735
Manitowoc Co., Inc. (The)(a)	54,740	1,180,194
Middleby Corp. (The)*	12,710	1,304,682
Nordson Corp.(a)	20,549	1,609,809
Oshkosh Corp.(a)	40,719	1,986,680
Rexnord Corp.*	29,637	791,012
SPX Corp.	13,547	1,150,140
Terex Corp.(a)	67,142	1,785,306
Timken Co. (The)	25,936	1,092,943
Toro Co. (The)	17,918	1,256,410
Trinity Industries, Inc.(a)	134,711	4,783,588
Valmont Industries, Inc.(a)	9,831	1,208,033
WABCO Holdings, Inc.*	41,372	5,083,791
Watts Water Technologies, Inc. Class A	7,848	431,875
Woodward, Inc.	22,195	1,132,167
Xylem, Inc.	53,830	1,885,127

Total Machinery		48,015,656
Marine – 0.2%
Kirby Corp.*	20,980	1,574,549

Media – 3.5%
AMC Entertainment Holdings, Inc. Class A	83,314	$2,956,814
AMC Networks, Inc. Class A*(a)	24,075	1,845,108
Cablevision Systems Corp. Class A(a)	64,111	1,173,231
Cinemark Holdings, Inc.	28,817	1,298,782
Discovery Communications, Inc. Class A*(a)	171,557	5,277,093
John Wiley & Sons, Inc. Class A	18,669	1,141,423
Liberty Media Corp. Class A*	123,986	4,779,660
Live Nation Entertainment, Inc.*	1,548	39,056
Loral Space & Communications, Inc.*	1,511	103,413
Madison Square Garden Co. (The) Class A*(a)	17,795	1,506,347
Meredith Corp.(a)	14,046	783,346
Morningstar, Inc.	12,094	905,962
Regal Entertainment Group Class A(a)	25,743	587,970
Sinclair Broadcast Group, Inc. Class A(a)	31,622	993,247
Starz Class A*(a)	60,681	2,088,033
Time, Inc.(a)	8,087	181,472

Total Media		25,660,957
Metals & Mining – 1.3%
Carpenter Technology Corp.(a)	18,878	733,977
Century Aluminum Co.*	11,155	153,939
Commercial Metals Co.	44,772	724,859
Compass Minerals International, Inc.	10,460	974,977
Reliance Steel & Aluminum Co.	40,146	2,452,118
Royal Gold, Inc.(a)	6,714	423,720
Steel Dynamics, Inc.	82,604	1,660,340
United States Steel Corp.(a)	73,369	1,790,203
Worthington Industries, Inc.	23,525	626,000

Total Metals & Mining		9,540,133
Multi-Utilities – 1.6%
Alliant Energy Corp.	41,413	2,609,019
Avista Corp.(a)	25,641	876,409
Black Hills Corp.	15,233	768,353
Integrys Energy Group, Inc.	29,722	2,140,578
MDU Resources Group, Inc.	91,510	1,952,823
NorthWestern Corp.	13,531	727,833
TECO Energy, Inc.	76,740	1,488,756
Vectren Corp.	23,866	1,053,445

Total Multi-Utilities		11,617,216
Multiline Retail – 0.5%
Big Lots, Inc.(a)	20,041	962,569
Burlington Stores, Inc.*	7,210	428,418
Dillard’s, Inc. Class A	18,550	2,532,261

Total Multiline Retail		3,923,248
Oil, Gas & Consumable Fuels – 3.8%
CVR Energy, Inc.(a)	32,365	1,377,454
Denbury Resources, Inc.(a)	369,712	2,695,201
Diamondback Energy, Inc.*	14,447	1,110,107
Energen Corp.	11,866	783,156
EP Energy Corp. Class A*(a)	118,753	1,244,531
Gulfport Energy Corp.*	30,425	1,396,812
Newfield Exploration Co.*	84,131	2,952,157

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	55

Schedule of Investments (continued)

WisdomTree MidCap Earnings Fund (EZM)

March 31, 2015

Investments	Shares	Value

PBF Energy, Inc. Class A	64,669	$2,193,573
QEP Resources, Inc.	66,440	1,385,274
Rice Energy, Inc.*(a)	27,720	603,187
SemGroup Corp. Class A	2,598	211,321
SM Energy Co.(a)	67,261	3,476,049
Targa Resources Corp.	6,697	641,506
Western Refining, Inc.	74,555	3,682,271
Whiting Petroleum Corp.*(a)	83,761	2,588,215
World Fuel Services Corp.	28,490	1,637,605

Total Oil, Gas & Consumable Fuels		27,978,419
Paper & Forest Products – 0.6%
Domtar Corp.	71,870	3,321,831
KapStone Paper and Packaging Corp.	41,407	1,359,806

Total Paper & Forest Products		4,681,637
Personal Products – 0.4%
Avon Products, Inc.(a)	62,534	499,647
Nu Skin Enterprises, Inc. Class A(a)	43,625	2,626,661

Total Personal Products		3,126,308
Pharmaceuticals – 0.1%
Akorn, Inc.*(a)	2,909	138,206
Impax Laboratories, Inc.*	10,286	482,105

Total Pharmaceuticals		620,311
Professional Services – 0.8%
Corporate Executive Board Co. (The)	4,533	362,005
Dun & Bradstreet Corp. (The)	16,331	2,096,247
Manpowergroup, Inc.	41,161	3,546,020
TriNet Group, Inc.*	2,107	74,230
WageWorks, Inc.*	2,496	133,112

Total Professional Services		6,211,614
Real Estate Investment Trusts (REITs) – 5.6%
Acadia Realty Trust	13,006	453,649
Alexander’s, Inc.	942	430,098
Alexandria Real Estate Equities, Inc.	8,897	872,262
American Campus Communities, Inc.	9,265	397,191
Apartment Investment & Management Co. Class A	51,487	2,026,528
BioMed Realty Trust, Inc.	17,704	401,173
Brandywine Realty Trust(a)	8,023	128,208
Camden Property Trust	13,054	1,019,909
CBL & Associates Properties, Inc.	35,372	700,366
Columbia Property Trust, Inc.	12,355	333,832
Corporate Office Properties Trust	7,427	218,205
Corrections Corp. of America(a)	36,063	1,451,896
CubeSmart	5,546	133,936
DCT Industrial Trust, Inc.	1,786	61,903
DiamondRock Hospitality Co.	43,365	612,747
Douglas Emmett, Inc.	9,767	291,154
Duke Realty Corp.	72,296	1,573,884
DuPont Fabros Technology, Inc.	12,638	413,010
EastGroup Properties, Inc.	4,175	251,084
EPR Properties	18,337	1,100,770
Equity Commonwealth	2,900	76,995
Equity Lifestyle Properties, Inc.	14,537	798,808

Equity One, Inc.	10,910	$291,188
Extra Space Storage, Inc.	22,579	1,525,663
First Industrial Realty Trust, Inc.	4,202	90,049
Gaming and Leisure Properties, Inc. REIT	32,986	1,216,194
Geo Group, Inc. (The)	21,263	930,044
Healthcare Realty Trust, Inc.	7,608	211,350
Healthcare Trust of America, Inc. Class A(a)	6,464	180,087
Highwoods Properties, Inc.	15,334	701,990
Home Properties, Inc.	9,175	635,736
Hospitality Properties Trust	31,200	1,029,288
Kilroy Realty Corp.	2,147	163,537
Lamar Advertising Co. Class A(a)	6,631	393,019
LaSalle Hotel Properties	29,741	1,155,735
Lexington Realty Trust(a)	11,691	114,923
Liberty Property Trust	18,793	670,910
Medical Properties Trust, Inc.	22,309	328,835
Mid-America Apartment Communities, Inc.	8,004	618,469
National Health Investors, Inc.	9,165	650,807
National Retail Properties, Inc.	23,372	957,551
Omega Healthcare Investors, Inc.(a)	33,811	1,371,712
Outfront Media, Inc.	76,905	2,300,998
Pebblebrook Hotel Trust	5,836	271,782
Piedmont Office Realty Trust, Inc. Class A	13,057	242,991
Post Properties, Inc.	22,369	1,273,467
PS Business Parks, Inc.	3,775	313,476
Rayonier, Inc.(a)	31,494	849,078
Regency Centers Corp.	10,991	747,828
RLJ Lodging Trust	23,914	748,747
Ryman Hospitality Properties, Inc.	10,955	667,269
Senior Housing Properties Trust	53,693	1,191,448
Sovran Self Storage, Inc.	6,072	570,404
Strategic Hotels & Resorts, Inc.*	76,748	953,978
Sun Communities, Inc.(a)	3,538	236,055
Sunstone Hotel Investors, Inc.	21,176	353,004
Tanger Factory Outlet Centers, Inc.	13,144	462,274
W.P. Carey, Inc.	10,052	683,536
Weingarten Realty Investors	34,844	1,253,687
WP GLIMCHER, Inc.	51,344	853,851

Total Real Estate Investment Trusts (REITs)		40,958,568
Real Estate Management & Development – 0.8%
Jones Lang LaSalle, Inc.	14,897	2,538,449
Kennedy-Wilson Holdings, Inc.(a)	9,312	243,416
Realogy Holdings Corp.*	64,736	2,944,193

Total Real Estate Management & Development		5,726,058
Road & Rail – 1.7%
AMERCO	8,197	2,708,289
Avis Budget Group, Inc.*	19,475	1,149,317
Con-way, Inc.	17,702	781,189
Genesee & Wyoming, Inc. Class A*(a)	17,750	1,711,810
Heartland Express, Inc.(a)	13,656	324,467
Knight Transportation, Inc.(a)	15,335	494,554
Landstar System, Inc.(a)	11,118	737,123
Old Dominion Freight Line, Inc.*	20,185	1,560,301

See Notes to Financial Statements.

56	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree MidCap Earnings Fund (EZM)

March 31, 2015

Investments	Shares	Value

Ryder System, Inc.	14,900	$1,413,861
Swift Transportation Co.*	34,166	888,999
Werner Enterprises, Inc.	16,486	517,825

Total Road & Rail		12,287,735
Semiconductors & Semiconductor Equipment – 1.5%
Advanced Micro Devices, Inc.*(a)	11,604	31,099
Atmel Corp.	30,860	253,978
Cree, Inc.*(a)	23,458	832,524
Fairchild Semiconductor International, Inc.*	3,436	62,466
First Solar, Inc.*(a)	42,076	2,515,724
Integrated Device Technology, Inc.*	21,438	429,189
Microsemi Corp.*	5,638	199,585
MKS Instruments, Inc.	18,839	636,947
ON Semiconductor Corp.*	136,625	1,654,529
Qorvo, Inc.*	11,582	923,085
Silicon Laboratories, Inc.*	5,921	300,609
SunPower Corp.*(a)	37,826	1,184,332
Synaptics, Inc.*(a)	8,104	658,896
Teradyne, Inc.	59,331	1,118,389

Total Semiconductors & Semiconductor Equipment		10,801,352
Software – 2.1%
ACI Worldwide, Inc.*	24,006	519,970
Aspen Technology, Inc.*	20,051	771,763
Blackbaud, Inc.	5,097	241,496
Cadence Design Systems, Inc.*(a)	47,037	867,362
CommVault Systems, Inc.*	6,907	301,836
FactSet Research Systems, Inc.(a)	10,193	1,622,726
Fair Isaac Corp.	8,707	772,485
Fortinet, Inc.*(a)	7,295	254,960
Guidewire Software, Inc.*	2,458	129,315
Informatica Corp.*	19,558	857,716
Manhattan Associates, Inc.*	12,547	635,004
Mentor Graphics Corp.	46,575	1,119,197
PTC, Inc.*	29,285	1,059,239
Rovi Corp.*(a)	1,083	19,721
SolarWinds, Inc.*	9,945	509,582
SS&C Technologies Holdings, Inc.	14,713	916,620
Synopsys, Inc.*	38,078	1,763,773
Take-Two Interactive Software, Inc.*(a)	88,376	2,249,611
Tyler Technologies, Inc.*(a)	3,022	364,242
Ultimate Software Group, Inc. (The)*(a)	1,864	316,796
Verint Systems, Inc.*	6,565	406,570

Total Software		15,699,984
Specialty Retail – 3.9%
Aaron’s, Inc.	18,367	519,970
Abercrombie & Fitch Co. Class A(a)	6,931	152,759
American Eagle Outfitters, Inc.(a)	22,614	386,247
Asbury Automotive Group, Inc.*	11,171	928,310
Ascena Retail Group, Inc.*	75,719	1,098,683
Buckle, Inc. (The)(a)	21,016	1,073,707
Cabela’s, Inc.*(a)	27,079	1,515,882
Chico’s FAS, Inc.(a)	39,158	692,705
CST Brands, Inc.	21,292	933,228

Dick’s Sporting Goods, Inc.	42,525	$2,423,500
DSW, Inc. Class A	27,880	1,028,214
Five Below, Inc.*(a)	6,273	223,131
GameStop Corp. Class A(a)	78,614	2,984,188
Genesco, Inc.*	8,551	609,088
GNC Holdings, Inc. Class A	38,589	1,893,562
Group 1 Automotive, Inc.	6,861	592,310
Guess?, Inc.(a)	40,703	756,669
Lithia Motors, Inc. Class A(a)	9,670	961,295
Mattress Firm Holding Corp.*(a)	5,055	352,030
Men’s Wearhouse, Inc. (The)	5,657	295,295
Michaels Cos., Inc. (The)*	57,145	1,546,344
Murphy USA, Inc.*	18,141	1,312,864
Penske Automotive Group, Inc.	38,808	1,998,224
Restoration Hardware Holdings, Inc.*(a)	4,780	474,128
Sally Beauty Holdings, Inc.*	51,661	1,775,589
Urban Outfitters, Inc.*(a)	48,641	2,220,462

Total Specialty Retail		28,748,384
Technology Hardware, Storage & Peripherals – 0.6%
3D Systems Corp.*(a)	4,329	118,701
Diebold, Inc.(a)	14,047	498,107
Electronics For Imaging, Inc.*	13,898	580,241
Lexmark International, Inc. Class A	25,264	1,069,678
NCR Corp.*	60,458	1,784,116

Total Technology Hardware, Storage & Peripherals		4,050,843
Textiles, Apparel & Luxury Goods – 1.5%
Carter’s, Inc.	13,566	1,254,448
Columbia Sportswear Co.	17,491	1,065,202
Deckers Outdoor Corp.*	11,733	854,984
Fossil Group, Inc.*(a)	22,642	1,866,833
G-III Apparel Group Ltd.*	5,374	605,381
Iconix Brand Group, Inc.*(a)	18,105	609,595
lululemon athletica, Inc.*(a)	29,994	1,920,216
Skechers U.S.A., Inc. Class A*(a)	14,756	1,061,104
Steven Madden Ltd.*	25,629	973,902
Wolverine World Wide, Inc.(a)	29,960	1,002,162

Total Textiles, Apparel & Luxury Goods		11,213,827
Thrifts & Mortgage Finance – 1.4%
EverBank Financial Corp.	40,879	737,048
Hudson City Bancorp, Inc.	107,976	1,131,589
MGIC Investment Corp.*(a)	117,613	1,132,613
Nationstar Mortgage Holdings, Inc.*(a)	31,695	785,085
Ocwen Financial Corp.*(a)	47,118	388,724
People’s United Financial, Inc.(a)	103,867	1,578,778
Radian Group, Inc.(a)	190,203	3,193,508
TFS Financial Corp.	27,833	408,589
Washington Federal, Inc.	45,301	987,788

Total Thrifts & Mortgage Finance		10,343,722
Tobacco – 0.1%
Vector Group Ltd.(a)	16,529	363,142

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	57

Schedule of Investments (concluded)

WisdomTree MidCap Earnings Fund (EZM)

March 31, 2015

Investments	Shares	Value

Trading Companies & Distributors – 1.3%
Air Lease Corp.	49,120	$1,853,789
Applied Industrial Technologies, Inc.	16,982	769,964
GATX Corp.	17,435	1,010,881
HD Supply Holdings, Inc.*	8,905	277,435
MRC Global, Inc.*(a)	65,976	781,816
MSC Industrial Direct Co., Inc. Class A	19,554	1,411,799
NOW, Inc.*(a)	37,355	808,362
Watsco, Inc.	8,570	1,077,249
WESCO International, Inc.*(a)	23,682	1,655,135

Total Trading Companies & Distributors		9,646,430
Water Utilities – 0.2%
Aqua America, Inc.	53,456	1,408,566
TOTAL COMMON STOCKS (Cost: $656,578,691)		733,955,027
EXCHANGE-TRADED FUND – 0.4%
United States – 0.4%
WisdomTree MidCap Dividend Fund(a)(b) (Cost: $2,658,754)	33,012	2,841,673
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 19.2%
United States – 19.2%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c)
(Cost: $141,443,372)(d)	141,443,372	141,443,372
TOTAL INVESTMENTS IN SECURITIES – 119.1% (Cost: $800,680,817)		878,240,072
Liabilities in Excess of Cash and Other Assets – (19.1)%		(140,708,414)

NET ASSETS – 100.0%		$737,531,658

*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Affiliated company (See Note 7).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $159,170,519 and the total market value of the collateral held by the Fund was $162,939,772. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $21,496,400. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

58	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments

WisdomTree SmallCap Dividend Fund (DES)

March 31, 2015

Investments	Shares	Value

COMMON STOCKS – 99.7%
United States – 99.7%
Aerospace & Defense – 0.4%
AAR Corp.	42,669	$1,309,938
American Science & Engineering, Inc.(a)	31,635	1,545,686
Cubic Corp.	11,951	618,703
HEICO Corp.(a)	5,739	350,481
HEICO Corp. Class A	10,284	509,469
National Presto Industries, Inc.(a)	11,784	746,988

Total Aerospace & Defense		5,081,265
Air Freight & Logistics – 0.2%
Forward Air Corp.(a)	28,431	1,543,804
Park-Ohio Holdings Corp.	10,181	536,233

Total Air Freight & Logistics		2,080,037
Airlines – 0.1%
SkyWest, Inc.(a)	67,629	988,060
Auto Components – 0.7%
Cooper Tire & Rubber Co.	78,237	3,351,673
Remy International, Inc.	68,288	1,516,676
Spartan Motors, Inc.	64,589	313,257
Standard Motor Products, Inc.(a)	31,827	1,345,009
Strattec Security Corp.(a)	1,696	125,233
Superior Industries International, Inc.(a)	94,891	1,796,286

Total Auto Components		8,448,134
Banks – 7.7%
1st Source Corp.(a)	20,044	644,014
Access National Corp.	13,569	254,283
American National Bankshares, Inc.	10,787	243,570
Ameris Bancorp	7,623	201,171
Arrow Financial Corp.	16,688	453,079
Banc of California, Inc.(a)	54,738	673,825
BancFirst Corp.(a)	12,162	741,639
BancorpSouth, Inc.(a)	48,232	1,119,947
Bank of Hawaii Corp.(a)	49,760	3,045,810
Bank of Kentucky Financial Corp.	4,107	201,448
Banner Corp.	11,704	537,214
Bar Harbor Bankshares	6,252	203,503
BBCN Bancorp, Inc.	83,740	1,211,718
Berkshire Hills Bancorp, Inc.	25,753	713,358
Boston Private Financial Holdings, Inc.	73,242	889,890
Bridge Bancorp, Inc.(a)	14,687	379,365
Bryn Mawr Bank Corp.	12,419	377,662
C&F Financial Corp.	4,213	147,244
Camden National Corp.(a)	7,715	307,366
Capital City Bank Group, Inc.	3,151	51,204
Cardinal Financial Corp.	23,669	472,907
Cathay General Bancorp	46,909	1,334,561
Centerstate Banks, Inc.	5,965	71,043
Central Pacific Financial Corp.(a)	27,765	637,762
Century Bancorp, Inc. Class A	2,156	85,593
Chemical Financial Corp.	39,793	1,247,908
City Holding Co.(a)	19,787	930,583

CNB Financial Corp.(a)	18,218	$310,070
CoBiz Financial, Inc.	20,822	256,527
Columbia Banking System, Inc.	45,870	1,328,854
Community Bank System, Inc.(a)	46,802	1,656,323
Community Trust Bancorp, Inc.	21,071	698,714
ConnectOne Bancorp, Inc.	19,406	377,641
CVB Financial Corp.(a)	98,101	1,563,730
Enterprise Bancorp, Inc.(a)	7,330	155,762
Enterprise Financial Services Corp.	9,540	197,096
Fidelity Southern Corp.	18,092	305,393
Financial Institutions, Inc.	16,238	372,337
First Bancorp	12,771	224,259
First Bancorp, Inc.	17,966	313,507
First Busey Corp.	99,364	664,745
First Business Financial Services, Inc.(a)	2,674	115,624
First Commonwealth Financial Corp.(a)	107,294	965,646
First Community Bancshares, Inc.	21,334	373,985
First Connecticut Bancorp, Inc.(a)	6,445	99,060
First Financial Bancorp	81,167	1,445,584
First Financial Bankshares, Inc.(a)	44,301	1,224,480
First Financial Corp.(a)	13,123	470,984
First Interstate BancSystem, Inc.	17,891	497,728
First Merchants Corp.	18,426	433,748
First Midwest Bancorp, Inc.	52,038	903,900
Flushing Financial Corp.	33,373	669,796
FNB Corp.	239,733	3,150,092
Fulton Financial Corp.	179,259	2,212,056
German American Bancorp, Inc.(a)	10,317	303,629
Glacier Bancorp, Inc.	68,556	1,724,183
Great Southern Bancorp, Inc.	10,403	409,774
Guaranty Bancorp	11,706	198,534
Hancock Holding Co.	94,679	2,827,115
Hanmi Financial Corp.	14,720	311,328
Heartland Financial USA, Inc.	9,997	326,202
Heritage Commerce Corp.	25,168	229,784
Heritage Financial Corp.	22,214	377,638
Home BancShares, Inc.	31,463	1,066,281
Horizon Bancorp	6,926	161,999
Hudson Valley Holding Corp.	8,653	221,171
Iberiabank Corp.(a)	26,112	1,645,839
Independent Bank Corp.	35,514	1,090,879
Independent Bank Group, Inc.(a)	3,953	153,811
International Bancshares Corp.	54,559	1,420,171
Lakeland Bancorp, Inc.	35,556	408,894
Lakeland Financial Corp.	11,801	478,885
LegacyTexas Financial Group, Inc.	31,885	724,746
LNB Bancorp, Inc.	2,309	41,193
Macatawa Bank Corp.(a)	17,531	93,791
MainSource Financial Group, Inc.	18,121	355,896
MB Financial, Inc.	48,109	1,506,293
Mercantile Bank Corp.(a)	14,333	280,210
Merchants Bancshares, Inc.	8,620	251,445
MidSouth Bancorp, Inc.	9,753	143,857
MidWestOne Financial Group, Inc.	7,598	219,050

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	59

Schedule of Investments (continued)

WisdomTree SmallCap Dividend Fund (DES)

March 31, 2015

Investments	Shares	Value

MutualFirst Financial, Inc.	4,621	$106,514
National Bank Holdings Corp. Class A	14,233	267,723
National Penn Bancshares, Inc.	230,394	2,481,343
NBT Bancorp, Inc.(a)	53,435	1,339,081
Northrim BanCorp, Inc.	6,241	153,154
Old National Bancorp	132,447	1,879,423
Pacific Continental Corp.	27,138	358,764
Park National Corp.(a)	24,870	2,127,877
Park Sterling Corp.	23,975	170,222
Peapack Gladstone Financial Corp.(a)	5,901	127,462
Penns Woods Bancorp, Inc.(a)	7,104	347,457
Peoples Bancorp, Inc.	12,066	285,240
Peoples Financial Services Corp.	6,793	304,802
Pinnacle Financial Partners, Inc.	10,510	467,275
Preferred Bank	7,172	197,015
Premier Financial Bancorp, Inc.	9,431	143,634
PrivateBancorp, Inc.	3,457	121,583
QCR Holdings, Inc.	589	10,567
Renasant Corp.	27,165	816,308
Republic Bancorp, Inc. Class A(a)	20,080	496,578
S&T Bancorp, Inc.(a)	27,259	773,610
Sandy Spring Bancorp, Inc.(a)	30,041	787,975
ServisFirst Bancshares, Inc.	5,576	183,952
Sierra Bancorp(a)	12,450	207,915
Simmons First National Corp. Class A	14,777	671,910
South State Corp.	12,059	824,715
Southside Bancshares, Inc.	19,365	555,582
Southwest Bancorp, Inc.	6,364	113,216
Sterling Bancorp	62,754	841,531
Stock Yards Bancorp, Inc.	14,873	512,077
Stonegate Bank	1,941	58,599
Suffolk Bancorp	4,621	109,795
Susquehanna Bancshares, Inc.	177,753	2,436,994
TCF Financial Corp.	80,346	1,263,039
Tompkins Financial Corp.(a)	17,811	959,122
TowneBank(a)	36,706	590,232
Trico Bancshares	13,992	337,627
Trustmark Corp.(a)	95,271	2,313,180
UMB Financial Corp.(a)	28,488	1,506,730
Union Bankshares Corp.(a)	41,672	925,535
United Bankshares, Inc.(a)	90,196	3,389,566
United Community Banks, Inc.	20,607	389,060
Univest Corp. of Pennsylvania	23,109	457,327
Valley National Bancorp(a)	389,599	3,677,815
Washington Trust Bancorp, Inc.(a)	20,729	791,641
WesBanco, Inc.(a)	35,012	1,140,691
West Bancorp, Inc.(a)	19,144	380,774
Westamerica Bancorp(a)	29,925	1,293,059
Wilshire Bancorp, Inc.	58,846	586,695
Wintrust Financial Corp.(a)	15,167	723,163

Total Banks		96,143,055

Beverages – 0.1%
Coca-Cola Bottling Co. Consolidated(a)	8,156	$922,117
MGP Ingredients, Inc.	5,124	68,969

Total Beverages		991,086
Biotechnology – 0.7%
PDL BioPharma, Inc.(a)	1,249,106	8,787,461
Building Products – 0.8%
AAON, Inc.	45,040	1,104,831
Advanced Drainage Systems, Inc.(a)	37,194	1,113,589
Apogee Enterprises, Inc.	25,376	1,096,243
Griffon Corp.(a)	66,895	1,165,980
Insteel Industries, Inc.	9,524	206,004
Quanex Building Products Corp.(a)	32,040	632,470
Simpson Manufacturing Co., Inc.	79,790	2,981,752
Universal Forest Products, Inc.	31,017	1,720,823

Total Building Products		10,021,692
Capital Markets – 1.5%
Arlington Asset Investment Corp. Class A(a)	103,969	2,501,494
Artisan Partners Asset Management, Inc. Class A(a)	56,801	2,582,173
BGC Partners, Inc. Class A	373,187	3,526,617
Calamos Asset Management, Inc. Class A	34,510	464,159
Cohen & Steers, Inc.(a)	34,089	1,395,945
Evercore Partners, Inc. Class A	29,288	1,513,018
Financial Engines, Inc.(a)	13,456	562,864
FXCM, Inc. Class A(a)	23,551	50,164
GAMCO Investors, Inc. Class A	1,097	86,125
GFI Group, Inc.	166,466	987,143
Greenhill & Co., Inc.(a)	45,787	1,815,455
Interactive Brokers Group, Inc. Class A(a)	30,707	1,044,652
Manning & Napier, Inc.	21,168	275,396
Moelis & Co. Class A	16,605	500,143
Oppenheimer Holdings, Inc. Class A	9,389	220,266
Pzena Investment Management, Inc. Class A	6,533	59,908
Silvercrest Asset Management Group, Inc. Class A	8,904	126,882
Virtus Investment Partners, Inc.	3,721	486,595
Westwood Holdings Group, Inc.	10,236	617,231

Total Capital Markets		18,816,230
Chemicals – 3.1%
A. Schulman, Inc.(a)	61,557	2,967,047
American Vanguard Corp.(a)	50,727	538,721
Balchem Corp.(a)	12,322	682,392
Chase Corp.	15,718	687,348
FutureFuel Corp.	169,998	1,745,880
H.B. Fuller Co.(a)	55,733	2,389,274
Hawkins, Inc.(a)	19,607	744,870
Innophos Holdings, Inc.	74,261	4,185,350
Innospec, Inc.	31,268	1,450,523
KMG Chemicals, Inc.	9,465	252,999
Kronos Worldwide, Inc.(a)	513,189	6,491,841
Minerals Technologies, Inc.	10,194	745,181
Olin Corp.(a)	270,711	8,673,580

See Notes to Financial Statements.

60	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree SmallCap Dividend Fund (DES)

March 31, 2015

Investments	Shares	Value

OM Group, Inc.	32,311	$970,299
Quaker Chemical Corp.(a)	18,470	1,581,771
Rayonier Advanced Materials, Inc.(a)	50,226	748,367
Stepan Co.	41,110	1,712,643
Tredegar Corp.	57,079	1,147,859
Zep, Inc.	30,802	524,558

Total Chemicals		38,240,503
Commercial Services & Supplies – 5.6%
ABM Industries, Inc.	121,319	3,865,223
Brady Corp. Class A	144,658	4,092,375
Brink’s Co. (The)(a)	83,696	2,312,520
CECO Environmental Corp.	41,636	441,758
Courier Corp.	57,509	1,407,820
Ennis, Inc.	132,917	1,876,788
G&K Services, Inc. Class A	36,631	2,656,846
Healthcare Services Group, Inc.(a)	160,664	5,162,134
Herman Miller, Inc.	106,998	2,970,264
HNI Corp.(a)	87,770	4,842,271
Interface, Inc.	63,990	1,329,712
Kimball International, Inc. Class B	70,967	743,734
Knoll, Inc.	119,863	2,808,390
Matthews International Corp. Class A	36,029	1,855,854
McGrath RentCorp	71,774	2,362,082
Mobile Mini, Inc.(a)	80,104	3,415,635
MSA Safety, Inc.	86,895	4,334,323
Multi-Color Corp.	5,857	406,066
Quad/Graphics, Inc.	191,717	4,405,657
Steelcase, Inc. Class A	207,303	3,926,319
Tetra Tech, Inc.	65,720	1,578,594
U.S. Ecology, Inc.(a)	38,277	1,912,702
UniFirst Corp.	1,940	228,319
United Stationers, Inc.(a)	53,049	2,174,479
Viad Corp.	30,497	848,427
West Corp.	231,938	7,823,269

Total Commercial Services & Supplies		69,781,561
Communications Equipment – 1.0%
ADTRAN, Inc.(a)	89,127	1,664,001
Alliance Fiber Optic Products, Inc.(a)	18,996	330,910
Bel Fuse, Inc. Class B	10,029	190,852
Black Box Corp.	24,571	514,271
Comtech Telecommunications Corp.	59,460	1,721,367
InterDigital, Inc.(a)	54,748	2,777,914
PC-Tel, Inc.	41,477	331,816
Plantronics, Inc.(a)	47,553	2,517,931
TESSCO Technologies, Inc.	22,405	552,507
Ubiquiti Networks, Inc.(a)	48,236	1,425,374

Total Communications Equipment		12,026,943
Construction & Engineering – 0.6%
Comfort Systems USA, Inc.(a)	55,295	1,163,407
Granite Construction, Inc.(a)	54,952	1,931,013
KBR, Inc.	291,147	4,215,809
Primoris Services Corp.(a)	37,338	641,840

Total Construction & Engineering		7,952,069

Construction Materials – 0.0%
United States Lime & Minerals, Inc.(a)	3,812	$245,874
Consumer Finance – 0.1%
Cash America International, Inc.(a)	7,658	178,432
Nelnet, Inc. Class A	11,107	525,583

Total Consumer Finance		704,015
Containers & Packaging – 0.4%
Greif, Inc. Class A	90,573	3,556,802
Myers Industries, Inc.(a)	95,970	1,682,354

Total Containers & Packaging		5,239,156
Distributors – 0.5%
Core-Mark Holding Co., Inc.	18,569	1,194,358
Pool Corp.(a)	59,742	4,167,602
Weyco Group, Inc.	29,069	869,163

Total Distributors		6,231,123
Diversified Consumer Services – 0.3%
Capella Education Co.	23,659	1,534,996
Carriage Services, Inc.(a)	8,929	213,135
Collectors Universe, Inc.	54,627	1,232,385
Universal Technical Institute, Inc.	100,703	966,749

Total Diversified Consumer Services		3,947,265
Diversified Financial Services – 0.1%
Gain Capital Holdings, Inc.(a)	34,798	339,977
MarketAxess Holdings, Inc.	12,375	1,025,888
Marlin Business Services Corp.	14,240	285,227
Resource America, Inc. Class A(a)	24,894	226,535

Total Diversified Financial Services		1,877,627
Diversified Telecommunication Services – 1.3%
Atlantic Tele-Network, Inc.	26,385	1,826,370
Cogent Communications Holdings, Inc.(a)	164,210	5,801,539
Consolidated Communications Holdings, Inc.(a)	290,620	5,928,648
IDT Corp. Class B	78,117	1,386,577
Inteliquent, Inc.	106,507	1,676,420

Total Diversified Telecommunication Services		16,619,554
Electric Utilities – 4.0%
ALLETE, Inc.	160,590	8,472,728
El Paso Electric Co.	115,408	4,459,365
Empire District Electric Co. (The)	153,445	3,808,505
MGE Energy, Inc.(a)	83,893	3,718,138
NRG Yield, Inc. Class A(a)	112,275	5,695,711
Otter Tail Corp.	146,057	4,698,654
PNM Resources, Inc.	197,305	5,761,306
UIL Holdings Corp.	217,686	11,193,414
Unitil Corp.	51,557	1,792,637

Total Electric Utilities		49,600,458
Electrical Equipment – 0.8%
Allied Motion Technologies, Inc.	6,105	202,625
AZZ, Inc.(a)	32,859	1,530,901
Encore Wire Corp.(a)	4,558	172,657
Franklin Electric Co., Inc.(a)	45,184	1,723,318
General Cable Corp.(a)	255,134	4,395,959

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	61

Schedule of Investments (continued)

WisdomTree SmallCap Dividend Fund (DES)

March 31, 2015

Investments	Shares	Value

Global Power Equipment Group, Inc.	45,451	$599,953
LSI Industries, Inc.	13,837	112,772
Powell Industries, Inc.	26,543	896,357
Preformed Line Products Co.(a)	8,419	354,692

Total Electrical Equipment		9,989,234
Electronic Equipment, Instruments & Components – 1.9%
AVX Corp.	482,886	6,890,783
Badger Meter, Inc.(a)	19,294	1,156,482
CTS Corp.	29,095	523,419
Daktronics, Inc.	136,726	1,478,008
Dolby Laboratories, Inc. Class A(a)	45,117	1,721,665
Electro Rent Corp.	99,560	1,129,011
Electro Scientific Industries, Inc.	124,607	770,071
Littelfuse, Inc.	22,751	2,261,222
Mesa Laboratories, Inc.(a)	2,965	214,073
Methode Electronics, Inc.	37,933	1,784,368
MTS Systems Corp.(a)	25,846	1,955,250
Park Electrochemical Corp.	33,991	732,846
Richardson Electronics Ltd.	26,663	239,434
Vishay Intertechnology, Inc.(a)	236,716	3,271,415

Total Electronic Equipment, Instruments & Components		24,128,047
Energy Equipment & Services – 2.2%
Bristow Group, Inc.(a)	72,548	3,950,239
CARBO Ceramics, Inc.(a)	84,403	2,575,136
Exterran Holdings, Inc.	123,337	4,140,423
Gulf Island Fabrication, Inc.	29,009	431,074
Gulfmark Offshore, Inc. Class A(a)	127,213	1,658,857
Patterson-UTI Energy, Inc.	390,781	7,336,913
Tidewater, Inc.(a)	166,304	3,183,059
U.S. Silica Holdings, Inc.(a)	107,104	3,813,973

Total Energy Equipment & Services		27,089,674
Food & Staples Retailing – 0.8%
Andersons, Inc. (The)	24,174	1,000,079
Ingles Markets, Inc. Class A(a)	27,516	1,361,492
Liberator Medical Holdings, Inc.(a)	238,086	833,301
SpartanNash Co.	69,420	2,190,895
Village Super Market, Inc. Class A	37,987	1,194,311
Weis Markets, Inc.	68,657	3,416,372

Total Food & Staples Retailing		9,996,450
Food Products – 2.3%
Alico, Inc.(a)	3,895	199,658
B&G Foods, Inc.(a)	235,962	6,944,362
Cal-Maine Foods, Inc.(a)	79,419	3,102,106
Calavo Growers, Inc.(a)	27,441	1,411,016
Dean Foods Co.(a)	139,304	2,302,695
J&J Snack Foods Corp.	21,575	2,302,052
Lancaster Colony Corp.	52,389	4,985,861
Limoneira Co.	9,612	209,542
Sanderson Farms, Inc.(a)	22,693	1,807,497
Snyder’s-Lance, Inc.(a)	146,258	4,674,406
Tootsie Roll Industries, Inc.(a)	41,001	1,390,770

Total Food Products		29,329,965

Gas Utilities – 3.5%
Chesapeake Utilities Corp.	31,954	$1,617,192
Delta Natural Gas Co., Inc.(a)	24,848	483,294
Gas Natural, Inc.	46,447	462,612
Laclede Group, Inc. (The)(a)	150,156	7,690,990
New Jersey Resources Corp.	248,392	7,715,056
Northwest Natural Gas Co.(a)	103,078	4,942,590
ONE Gas, Inc.(a)	134,201	5,801,509
South Jersey Industries, Inc.	104,941	5,696,198
WGL Holdings, Inc.(a)	159,451	8,993,036

Total Gas Utilities		43,402,477
Health Care Equipment & Supplies – 1.1%
Abaxis, Inc.(a)	14,965	959,406
Analogic Corp.	5,451	495,496
Atrion Corp.(a)	1,631	563,527
Cantel Medical Corp.	8,930	424,175
CONMED Corp.	48,263	2,436,799
CryoLife, Inc.(a)	30,065	311,774
Hill-Rom Holdings, Inc.	74,084	3,630,116
Invacare Corp.	9,764	189,519
Meridian Bioscience, Inc.(a)	195,259	3,725,542
Utah Medical Products, Inc.	6,443	385,678

Total Health Care Equipment & Supplies		13,122,032
Health Care Providers & Services – 1.9%
Aceto Corp.	32,143	707,146
Chemed Corp.	13,207	1,576,916
Ensign Group, Inc. (The)	14,393	674,456
Kindred Healthcare, Inc.	172,471	4,103,085
Landauer, Inc.(a)	58,356	2,050,630
National Healthcare Corp.(a)	29,944	1,907,732
Owens & Minor, Inc.(a)	180,210	6,098,306
Select Medical Holdings Corp.	359,227	5,327,337
U.S. Physical Therapy, Inc.	14,104	669,940

Total Health Care Providers & Services		23,115,548
Health Care Technology – 0.5%
Computer Programs & Systems, Inc.(a)	41,530	2,253,418
Quality Systems, Inc.(a)	272,787	4,359,136

Total Health Care Technology		6,612,554
Hotels, Restaurants & Leisure – 3.9%
Bob Evans Farms, Inc.(a)	55,164	2,551,887
Cheesecake Factory, Inc. (The)(a)	64,485	3,181,045
Churchill Downs, Inc.	18,035	2,073,484
ClubCorp Holdings, Inc.	167,236	3,237,689
DineEquity, Inc.	63,558	6,801,342
Frisch’s Restaurants, Inc.	12,451	338,045
International Speedway Corp. Class A	20,408	665,505
Interval Leisure Group, Inc.(a)	114,819	3,009,406
Marcus Corp. (The)	41,648	886,686
Marriott Vacations Worldwide Corp.	43,228	3,503,629
Papa John’s International, Inc.	38,058	2,352,365
Ruth’s Hospitality Group, Inc.	52,108	827,475
SeaWorld Entertainment, Inc.	459,994	8,868,684

See Notes to Financial Statements.

62	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree SmallCap Dividend Fund (DES)

March 31, 2015

Investments	Shares	Value

Sonic Corp.	66,967	$2,122,854
Speedway Motorsports, Inc.	111,080	2,527,070
Texas Roadhouse, Inc.	122,757	4,472,037
Town Sports International Holdings, Inc.(a)	240,257	1,636,150

Total Hotels, Restaurants & Leisure		49,055,353
Household Durables – 1.1%
Bassett Furniture Industries, Inc.	16,346	466,188
Blyth, Inc.	16,755	127,170
CSS Industries, Inc.	17,273	520,781
Ethan Allen Interiors, Inc.(a)	45,490	1,257,344
Flexsteel Industries, Inc.	15,663	490,095
Hooker Furniture Corp.	24,550	467,678
KB Home(a)	56,810	887,372
La-Z-Boy, Inc.	61,448	1,727,303
Lennar Corp. Class B	14,534	597,347
Lifetime Brands, Inc.(a)	12,300	187,944
MDC Holdings, Inc.(a)	188,644	5,376,354
NACCO Industries, Inc. Class A	9,634	510,506
Ryland Group, Inc. (The)(a)	14,730	717,940

Total Household Durables		13,334,022
Household Products – 0.3%
Oil-Dri Corp. of America(a)	12,922	434,825
Orchids Paper Products Co.(a)	40,991	1,105,118
WD-40 Co.	24,787	2,194,641

Total Household Products		3,734,584
Independent Power and Renewable Electricity Producers – 0.7%
Ormat Technologies, Inc.(a)	32,514	1,236,182
Pattern Energy Group, Inc.(a)	251,167	7,113,050

Total Independent Power and Renewable Electricity Producers		8,349,232
Industrial Conglomerates – 0.1%
Raven Industries, Inc.(a)	84,876	1,736,563
Insurance – 1.7%
American Equity Investment Life Holding Co.	18,958	552,247
AMERISAFE, Inc.	7,607	351,824
Baldwin & Lyons, Inc. Class B	16,953	397,717
Crawford & Co. Class A	37,607	283,933
Crawford & Co. Class B(a)	21,696	187,453
Donegal Group, Inc. Class A	25,531	401,347
EMC Insurance Group, Inc.	14,585	492,973
Employers Holdings, Inc.	14,673	396,024
FBL Financial Group, Inc. Class A	23,097	1,432,245
Federated National Holding Co.(a)	2,288	70,013
Fidelity & Guaranty Life	22,398	474,838
HCI Group, Inc.(a)	9,731	446,361
Horace Mann Educators Corp.	43,106	1,474,225
Independence Holding Co.	4,301	58,451
Infinity Property & Casualty Corp.	8,290	680,195
Investors Title Co.	424	31,385
Kemper Corp.(a)	53,090	2,068,386
Meadowbrook Insurance Group, Inc.	28,196	239,666
National General Holdings Corp.	13,734	256,826

National Interstate Corp.(a)	11,107	$311,885
National Western Life Insurance Co. Class A	258	65,609
ProAssurance Corp.	51,631	2,370,379
RLI Corp.(a)	24,597	1,289,129
Safety Insurance Group, Inc.	24,696	1,475,586
Selective Insurance Group, Inc.	42,780	1,242,759
State Auto Financial Corp.	28,846	700,669
Stewart Information Services Corp.	2,314	94,041
Symetra Financial Corp.	75,519	1,771,676
United Fire Group, Inc.	25,759	818,363
Universal Insurance Holdings, Inc.	25,160	643,844

Total Insurance		21,080,049
Internet & Catalog Retail – 0.3%
Nutrisystem, Inc.(a)	101,116	2,020,297
PetMed Express, Inc.(a)	96,817	1,599,417

Total Internet & Catalog Retail		3,619,714
Internet Software & Services – 0.2%
EarthLink Holdings Corp.	448,163	1,989,844
Marchex, Inc. Class B	69,794	284,759
Reis, Inc.	21,880	561,003

Total Internet Software & Services		2,835,606
IT Services – 1.4%
Cass Information Systems, Inc.(a)	19,519	1,095,797
Computer Task Group, Inc.	54,091	395,405
Convergys Corp.(a)	133,537	3,053,991
CSG Systems International, Inc.(a)	84,872	2,579,260
Forrester Research, Inc.	28,256	1,039,256
Hackett Group, Inc. (The)	39,125	349,777
Heartland Payment Systems, Inc.(a)	22,546	1,056,280
ManTech International Corp. Class A	67,417	2,288,133
Science Applications International Corp.	100,008	5,135,411

Total IT Services		16,993,310
Leisure Products – 0.3%
Arctic Cat, Inc.	19,143	695,274
Callaway Golf Co.(a)	40,019	381,381
Escalade, Inc.	39,075	679,124
Johnson Outdoors, Inc. Class A	9,026	298,851
Marine Products Corp.	54,486	466,945
Sturm Ruger & Co., Inc.(a)	30,199	1,498,776

Total Leisure Products		4,020,351
Machinery – 3.8%
Actuant Corp. Class A	8,338	197,944
Alamo Group, Inc.	6,242	394,058
Albany International Corp. Class A	49,253	1,957,807
Altra Industrial Motion Corp.	44,962	1,242,750
American Railcar Industries, Inc.(a)	67,296	3,346,630
Astec Industries, Inc.(a)	24,083	1,032,679
Barnes Group, Inc.	72,109	2,919,693
Briggs & Stratton Corp.(a)	112,866	2,318,268
CIRCOR International, Inc.	4,416	241,555
Columbus McKinnon Corp.	11,436	308,086
Douglas Dynamics, Inc.	91,659	2,093,492

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	63

Schedule of Investments (continued)

WisdomTree SmallCap Dividend Fund (DES)

March 31, 2015

Investments	Shares	Value

Dynamic Materials Corp.	15,513	$198,101
Eastern Co. (The)	14,618	293,237
ESCO Technologies, Inc.	23,407	912,405
Federal Signal Corp.	48,496	765,752
FreightCar America, Inc.	10,679	335,641
Global Brass & Copper Holdings, Inc.	25,466	393,450
Gorman-Rupp Co. (The)(a)	34,591	1,036,000
Graham Corp.	6,081	145,762
Greenbrier Cos., Inc. (The)(a)	34,487	2,000,246
Hardinge, Inc.	11,104	128,806
Harsco Corp.(a)	378,157	6,526,990
Hillenbrand, Inc.(a)	148,691	4,590,091
Hurco Cos., Inc.	5,250	172,883
Hyster-Yale Materials Handling, Inc.	17,821	1,306,101
John Bean Technologies Corp.	31,488	1,124,751
Kadant, Inc.	15,702	826,082
L.B. Foster Co. Class A	3,807	180,756
Lindsay Corp.(a)	14,248	1,086,410
Miller Industries, Inc.(a)	33,535	821,608
Mueller Industries, Inc.	49,434	1,786,050
Mueller Water Products, Inc. Class A	109,897	1,082,485
NN, Inc.(a)	27,504	689,800
Standex International Corp.	8,045	660,736
Sun Hydraulics Corp.(a)	23,874	987,429
Supreme Industries, Inc. Class A	19,028	148,989
Tennant Co.	21,001	1,372,835
Titan International, Inc.(a)	9,916	92,814
Twin Disc, Inc.	20,486	361,988
Watts Water Technologies, Inc. Class A	27,144	1,493,734

Total Machinery		47,574,894
Marine – 0.3%
International Shipholding Corp.(a)	49,798	603,054
Matson, Inc.	80,967	3,413,568

Total Marine		4,016,622
Media – 3.6%
A.H. Belo Corp. Class A	47,425	390,308
AMC Entertainment Holdings, Inc. Class A	66,404	2,356,678
Entravision Communications Corp. Class A(a)	80,903	512,116
Harte-Hanks, Inc.	294,876	2,300,033
Meredith Corp.(a)	115,050	6,416,338
National CineMedia, Inc.	381,802	5,765,210
New Media Investment Group, Inc.	168,477	4,031,655
New York Times Co. (The) Class A(a)	177,483	2,442,166
Nexstar Broadcasting Group, Inc. Class A	35,175	2,012,713
Saga Communications, Inc. Class A(a)	9,691	431,637
Salem Media Group, Inc. Class A(a)	59,379	365,775
Scholastic Corp.(a)	53,264	2,180,628
Sinclair Broadcast Group, Inc. Class A(a)	172,461	5,417,000
Time, Inc.(a)	334,165	7,498,663
Tribune Publishing Co.	75,180	1,458,492
World Wrestling Entertainment, Inc. Class A(a)	136,571	1,913,360

Total Media		45,492,772

Metals & Mining – 2.0%
Ampco-Pittsburgh Corp.	41,109	$717,763
Carpenter Technology Corp.(a)	78,333	3,045,587
Commercial Metals Co.(a)	346,074	5,602,938
Globe Specialty Metals, Inc.	128,964	2,439,999
Gold Resource Corp.(a)	194,312	619,855
Haynes International, Inc.	22,680	1,011,755
Hecla Mining Co.(a)	133,801	398,727
Kaiser Aluminum Corp.(a)	33,423	2,569,894
Materion Corp.	19,823	761,798
Noranda Aluminum Holding Corp.	74,449	221,114
Olympic Steel, Inc.(a)	4,768	64,177
Schnitzer Steel Industries, Inc. Class A(a)	85,151	1,350,495
Synalloy Corp.(a)	13,992	203,724
TimkenSteel Corp.(a)	77,795	2,059,234
Worthington Industries, Inc.	133,568	3,554,244

Total Metals & Mining		24,621,304
Multi-Utilities – 1.7%
Avista Corp.(a)	222,703	7,611,988
Black Hills Corp.(a)	128,922	6,502,826
NorthWestern Corp.(a)	131,927	7,096,353

Total Multi-Utilities		21,211,167
Multiline Retail – 0.1%
Bon-Ton Stores, Inc. (The)(a)	50,903	354,285
Fred’s, Inc. Class A	53,693	917,613

Total Multiline Retail		1,271,898
Oil, Gas & Consumable Fuels – 1.9%
Adams Resources & Energy, Inc.	9,150	614,971
Alon USA Energy, Inc.(a)	213,173	3,532,277
Delek U.S. Holdings, Inc.	128,369	5,102,668
Evolution Petroleum Corp.	179,601	1,068,626
Green Plains, Inc.(a)	53,513	1,527,796
Panhandle Oil and Gas, Inc. Class A(a)	13,209	261,406
PBF Energy, Inc. Class A	351,394	11,919,284

Total Oil, Gas & Consumable Fuels		24,027,028
Paper & Forest Products – 0.8%
Deltic Timber Corp.(a)	7,287	482,764
Neenah Paper, Inc.	33,579	2,100,030
PH Glatfelter Co.	75,156	2,069,045
Schweitzer-Mauduit International, Inc.(a)	108,011	4,981,467
Wausau Paper Corp.(a)	53,900	513,667

Total Paper & Forest Products		10,146,973
Personal Products – 1.3%
Coty, Inc. Class A(a)	89,640	2,175,563
Inter Parfums, Inc.(a)	54,568	1,780,008
Nu Skin Enterprises, Inc. Class A(a)	195,276	11,757,568

Total Personal Products		15,713,139
Pharmaceuticals – 1.1%
Phibro Animal Health Corp. Class A	21,530	762,377
Theravance, Inc.(a)	826,371	12,990,552

Total Pharmaceuticals		13,752,929

See Notes to Financial Statements.

64	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree SmallCap Dividend Fund (DES)

March 31, 2015

Investments	Shares	Value

Professional Services – 1.3%
Acacia Research Corp.(a)	133,215	$1,425,401
Barrett Business Services, Inc.(a)	25,929	1,110,798
CDI Corp.	58,349	819,804
Corporate Executive Board Co. (The)	48,770	3,894,772
Exponent, Inc.	15,839	1,408,087
Heidrick & Struggles International, Inc.	43,720	1,074,638
Insperity, Inc.	58,808	3,075,070
Kelly Services, Inc. Class A(a)	42,040	733,178
Kforce, Inc.	49,398	1,102,069
Resources Connection, Inc.	76,942	1,346,485
VSE Corp.(a)	3,949	323,344

Total Professional Services		16,313,646
Real Estate Investment Trusts (REITs) – 12.2%
Acadia Realty Trust	69,092	2,409,929
Agree Realty Corp.	29,774	981,649
Alexander’s, Inc.(a)	5,799	2,647,707
American Assets Trust, Inc.	36,716	1,589,068
Armada Hoffler Properties, Inc.	59,671	636,093
Ashford Hospitality Prime, Inc.	10,071	168,891
Ashford Hospitality Trust, Inc.(a)	149,631	1,439,450
Associated Estates Realty Corp.(a)	70,808	1,747,541
Aviv REIT, Inc.	70,677	2,579,710
Campus Crest Communities, Inc.(a)	206,778	1,480,530
CatchMark Timber Trust, Inc. Class A	54,136	634,474
Cedar Realty Trust, Inc.	84,180	630,508
Chambers Street Properties	534,879	4,214,847
Chatham Lodging Trust	40,489	1,190,781
Chesapeake Lodging Trust	66,622	2,253,822
CorEnergy Infrastructure Trust, Inc.	135,537	939,271
CoreSite Realty Corp.(a)	28,307	1,377,985
Corporate Office Properties Trust(a)	128,847	3,785,525
Cousins Properties, Inc.(a)	208,942	2,214,785
CyrusOne, Inc.	44,206	1,375,691
DuPont Fabros Technology, Inc.(a)	96,049	3,138,881
EastGroup Properties, Inc.(a)	40,982	2,464,657
Education Realty Trust, Inc.(a)	69,267	2,450,666
Empire State Realty Trust, Inc. Class A(a)	71,911	1,352,646
Excel Trust, Inc.	116,886	1,638,742
FelCor Lodging Trust, Inc.	33,171	381,135
First Industrial Realty Trust, Inc.	81,466	1,745,816
First Potomac Realty Trust	103,499	1,230,603
Franklin Street Properties Corp.	226,107	2,898,692
Getty Realty Corp.	59,103	1,075,675
Gladstone Commercial Corp.(a)	57,583	1,071,620
Government Properties Income Trust(a)	187,998	4,295,754
Gramercy Property Trust, Inc.	23,790	667,771
Healthcare Realty Trust, Inc.	155,460	4,318,679
Hersha Hospitality Trust	277,663	1,796,480
Hudson Pacific Properties, Inc.	41,243	1,368,855
Independence Realty Trust, Inc.(a)	86,935	825,013
Inland Real Estate Corp.	189,226	2,022,826
Investors Real Estate Trust	260,661	1,954,958
Kite Realty Group Trust	111,587	3,143,406

Lexington Realty Trust(a)	510,595	$5,019,149
LTC Properties, Inc.	59,608	2,741,968
Mack-Cali Realty Corp.	102,320	1,972,730
Medical Properties Trust, Inc.(a)	381,514	5,623,516
Monmouth Real Estate Investment Corp. Class A	113,558	1,261,629
National Health Investors, Inc.(a)	54,078	3,840,079
New York REIT, Inc.(a)	246,606	2,584,431
One Liberty Properties, Inc.	36,607	893,943
Parkway Properties, Inc.	168,409	2,921,896
Pennsylvania Real Estate Investment Trust	86,798	2,016,318
Physicians Realty Trust(a)	96,296	1,695,773
Potlatch Corp.	49,545	1,983,782
Preferred Apartment Communities, Inc. Class A	58,552	633,533
PS Business Parks, Inc.	24,843	2,062,963
QTS Realty Trust, Inc. Class A	37,698	1,372,584
Ramco-Gershenson Properties Trust	122,031	2,269,777
Retail Opportunity Investments Corp.(a)	130,350	2,385,405
Rexford Industrial Realty, Inc.	48,045	759,591
Rouse Properties, Inc.(a)	76,341	1,447,425
Ryman Hospitality Properties, Inc.	76,270	4,645,606
Sabra Health Care REIT, Inc.(a)	105,452	3,495,734
Saul Centers, Inc.	21,377	1,222,764
Select Income REIT(a)	169,026	4,223,960
Silver Bay Realty Trust Corp.	13,506	218,257
STAG Industrial, Inc.(a)	126,462	2,974,386
Starwood Waypoint Residential Trust(a)	28,664	740,964
Summit Hotel Properties, Inc.	122,218	1,719,607
Terreno Realty Corp.	38,103	868,748
Trade Street Residential, Inc.(a)	65,052	465,772
UMH Properties, Inc.(a)	67,958	684,337
Universal Health Realty Income Trust	23,948	1,347,075
Urstadt Biddle Properties, Inc. Class A	42,743	985,654
Washington Real Estate Investment Trust	106,076	2,930,880
Whitestone REIT(a)	63,843	1,013,827
Winthrop Realty Trust	48,030	783,850
WP GLIMCHER, Inc.	361,701	6,015,088

Total Real Estate Investment Trusts (REITs)		151,964,133
Real Estate Management & Development – 0.1%
Alexander & Baldwin, Inc.(a)	9,379	404,985
Consolidated-Tomoka Land Co.(a)	404	24,103
Griffin Land & Nurseries, Inc.(a)	2,168	66,688
Kennedy-Wilson Holdings, Inc.(a)	49,090	1,283,213
RE/MAX Holdings, Inc. Class A(a)	2,888	95,910

Total Real Estate Management & Development		1,874,899
Road & Rail – 0.3%
ArcBest Corp.(a)	13,231	501,323
Celadon Group, Inc.	8,333	226,824
Heartland Express, Inc.(a)	26,410	627,502
Marten Transport Ltd.(a)	15,092	350,134
Universal Truckload Services, Inc.(a)	28,552	718,939
Werner Enterprises, Inc.(a)	45,295	1,422,716

Total Road & Rail		3,847,438

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	65

Schedule of Investments (continued)

WisdomTree SmallCap Dividend Fund (DES)

March 31, 2015

Investments	Shares	Value

Semiconductors & Semiconductor Equipment – 1.7%
Brooks Automation, Inc.	210,956	$2,453,418
Cohu, Inc.	50,433	551,737
Integrated Silicon Solution, Inc.	42,880	767,123
Intersil Corp. Class A	453,720	6,497,271
IXYS Corp.	32,730	403,234
Micrel, Inc.	80,492	1,213,819
MKS Instruments, Inc.	93,194	3,150,889
Monolithic Power Systems, Inc.	45,710	2,406,632
Power Integrations, Inc.(a)	26,630	1,386,890
Tessera Technologies, Inc.	58,206	2,344,538

Total Semiconductors & Semiconductor Equipment		21,175,551
Software – 1.3%
Advent Software, Inc.	85,059	3,751,953
American Software, Inc. Class A	116,757	1,193,257
Blackbaud, Inc.	49,632	2,351,564
Digimarc Corp.(a)	11,298	247,991
Ebix, Inc.(a)	66,212	2,011,521
Epiq Systems, Inc.	79,597	1,427,174
Fair Isaac Corp.(a)	3,371	299,075
Mentor Graphics Corp.(a)	101,917	2,449,066
Monotype Imaging Holdings, Inc.	44,024	1,436,943
Pegasystems, Inc.	43,547	947,147
QAD, Inc. Class A	16,537	400,195

Total Software		16,515,886
Specialty Retail – 4.1%
Aaron’s, Inc.(a)	23,516	665,738
Abercrombie & Fitch Co. Class A(a)	196,883	4,339,301
bebe stores, Inc.(a)	176,122	639,323
Big 5 Sporting Goods Corp.	65,873	874,135
Brown Shoe Co., Inc.	37,896	1,242,989
Buckle, Inc. (The)(a)	81,524	4,165,061
Cato Corp. (The) Class A	74,040	2,931,984
Chico’s FAS, Inc.(a)	281,148	4,973,508
Children’s Place, Inc. (The)(a)	19,786	1,270,063
Destination Maternity Corp.	70,010	1,054,351
Finish Line, Inc. (The) Class A	51,770	1,269,400
Group 1 Automotive, Inc.(a)	19,724	1,702,773
Guess?, Inc.(a)	360,814	6,707,532
Haverty Furniture Cos., Inc.	30,199	751,351
Lithia Motors, Inc. Class A(a)	17,214	1,711,244
Men’s Wearhouse, Inc. (The)(a)	80,333	4,193,383
Monro Muffler Brake, Inc.(a)	27,627	1,797,136
Pier 1 Imports, Inc.(a)	154,661	2,162,161
Rent-A-Center, Inc.	148,845	4,084,307
Shoe Carnival, Inc.	18,190	535,514
Sonic Automotive, Inc. Class A	13,652	339,935
Stage Stores, Inc.	86,781	1,989,020
Stein Mart, Inc.	89,041	1,108,560
Winmark Corp.(a)	1,694	148,344

Total Specialty Retail		50,657,113

Technology Hardware, Storage & Peripherals – 1.3%
Astro-Med, Inc.	13,645	$190,894
Diebold, Inc.(a)	209,651	7,434,224
Lexmark International, Inc. Class A(a)	214,908	9,099,205

Total Technology Hardware, Storage & Peripherals		16,724,323
Textiles, Apparel & Luxury Goods – 0.3%
Culp, Inc.	10,999	294,223
Movado Group, Inc.	26,496	755,666
Oxford Industries, Inc.(a)	23,641	1,783,713
Rocky Brands, Inc.	19,451	420,142
Superior Uniform Group, Inc.	27,848	528,277

Total Textiles, Apparel & Luxury Goods		3,782,021
Thrifts & Mortgage Finance – 1.4%
Astoria Financial Corp.	43,486	563,144
Bank Mutual Corp.	47,673	348,966
BankFinancial Corp.	9,043	118,825
Brookline Bancorp, Inc.	89,731	901,797
Cape Bancorp, Inc.(a)	13,543	129,471
Capitol Federal Financial, Inc.(a)	121,347	1,516,837
Clifton Bancorp, Inc.(a)	16,985	239,658
Dime Community Bancshares, Inc.	48,172	775,569
ESSA Bancorp, Inc.	10,304	132,097
EverBank Financial Corp.(a)	39,218	707,101
Federal Agricultural Mortgage Corp. Class C	8,021	226,112
First Defiance Financial Corp.	8,600	282,252
First Financial Northwest, Inc.	11,609	143,371
Fox Chase Bancorp, Inc.	14,051	236,478
Hampden Bancorp, Inc.	3,013	66,678
Heritage Financial Group, Inc.	3,824	104,128
Hingham Institution for Savings	1,332	131,868
Meta Financial Group, Inc.	3,796	150,815
Northfield Bancorp, Inc.(a)	33,762	500,353
Northwest Bancshares, Inc.(a)	141,318	1,674,618
OceanFirst Financial Corp.	21,828	376,970
Oritani Financial Corp.	77,334	1,125,210
Provident Financial Holdings, Inc.	9,281	148,403
Provident Financial Services, Inc.	80,484	1,501,027
Prudential Bancorp, Inc.	578	7,329
Pulaski Financial Corp.	13,399	165,746
Territorial Bancorp, Inc.(a)	11,448	272,004
TrustCo Bank Corp.(a)	133,776	920,379
United Community Financial Corp.	13,332	72,793
United Financial Bancorp, Inc.	53,026	659,113
Washington Federal, Inc.(a)	95,642	2,085,474
Waterstone Financial, Inc.	19,028	244,319
Westfield Financial, Inc.	17,613	136,148
WSFS Financial Corp.	3,065	231,806

Total Thrifts & Mortgage Finance		16,896,859
Tobacco – 1.8%
Universal Corp.(a)	111,215	5,244,899
Vector Group Ltd.	786,096	17,270,529

Total Tobacco		22,515,428

See Notes to Financial Statements.

66	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (concluded)

WisdomTree SmallCap Dividend Fund (DES)

March 31, 2015

Investments	Shares	Value

Trading Companies & Distributors – 1.5%
Applied Industrial Technologies, Inc.	89,690	$4,066,544
H&E Equipment Services, Inc.	126,738	3,167,183
Houston Wire & Cable Co.	67,500	656,775
Kaman Corp.(a)	43,814	1,859,028
TAL International Group, Inc.*	233,962	9,529,272

Total Trading Companies & Distributors		19,278,802
Water Utilities – 1.0%
American States Water Co.	91,340	3,643,553
Artesian Resources Corp. Class A(a)	30,887	660,673
California Water Service Group	127,101	3,115,245
Connecticut Water Service, Inc.(a)	32,329	1,174,512
Middlesex Water Co.(a)	54,297	1,235,800
SJW Corp.	48,368	1,495,055
York Water Co.(a)	33,699	818,212

Total Water Utilities		12,143,050
Wireless Telecommunication Services – 0.6%
Shenandoah Telecommunications Co.	37,671	1,173,828
Spok Holdings, Inc.	64,554	1,237,500
Telephone & Data Systems, Inc.	221,055	5,504,270

Total Wireless Telecommunication Services		7,915,598
TOTAL COMMON STOCKS (Cost: $1,114,170,257)		1,244,801,406
EXCHANGE-TRADED FUND – 0.1%
United States – 0.1%
WisdomTree MidCap Dividend Fund(a)(b) (Cost: $1,672,451)	20,701	1,781,942
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 24.5%
United States – 24.5%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c)
(Cost: $306,020,247)(d)	306,020,247	306,020,247
TOTAL INVESTMENTS IN SECURITIES – 124.3% (Cost: $1,421,862,955)		1,552,603,595
Liabilities in Excess of Cash and Other Assets – (24.3)%		(303,671,288)

NET ASSETS – 100.0%		$1,248,932,307
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Affiliated company (See Note 7).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $318,884,033 and the total market value of the collateral held by the Fund was $327,227,139. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $21,206,892. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	67

Schedule of Investments

WisdomTree SmallCap Earnings Fund (EES)

March 31, 2015

Investments	Shares	Value

COMMON STOCKS – 99.6%
Puerto Rico – 0.4%
Banks – 0.2%
First BanCorp*(a)	127,932	$793,178
IT Services – 0.2%
EVERTEC, Inc.	37,011	809,061
Total Puerto Rico		1,602,239
United States – 99.2%
Aerospace & Defense – 0.9%
AAR Corp.(a)	27,569	846,368
Aerovironment, Inc.*(a)	5,091	134,962
American Science & Engineering, Inc.(a)	736	35,961
Astronics Corp.*	10,324	760,879
Cubic Corp.	14,349	742,848
Ducommun, Inc.*	3,745	96,996
Engility Holdings, Inc.(a)	11,995	360,330
National Presto Industries, Inc.(a)	5,859	371,402
Sparton Corp.*(a)	4,367	106,991
Taser International, Inc.*(a)	9,500	229,045

Total Aerospace & Defense		3,685,782
Air Freight & Logistics – 0.8%
Air Transport Services Group, Inc.*	44,053	406,169
Atlas Air Worldwide Holdings, Inc.*(a)	24,122	1,037,729
Echo Global Logistics, Inc.*(a)	6,013	163,914
Forward Air Corp.(a)	13,188	716,108
Hub Group, Inc. Class A*(a)	17,657	693,744
Park-Ohio Holdings Corp.	7,442	391,970

Total Air Freight & Logistics		3,409,634
Airlines – 0.4%
Hawaiian Holdings, Inc.*(a)	37,652	829,285
Republic Airways Holdings, Inc.*(a)	58,924	810,205

Total Airlines		1,639,490
Auto Components – 2.5%
American Axle & Manufacturing Holdings, Inc.*	84,617	2,185,657
China XD Plastics Co., Ltd.*(a)	154,276	748,239
Cooper-Standard Holding, Inc.*(a)	6,941	410,907
Dorman Products, Inc.*(a)	19,821	986,095
Drew Industries, Inc.	14,450	889,253
Fox Factory Holding Corp.*	20,775	318,688
Gentherm, Inc.*(a)	20,014	1,010,907
Modine Manufacturing Co.*(a)	108,698	1,464,162
Motorcar Parts of America, Inc.*(a)	3,273	90,957
Remy International, Inc.(a)	14,819	329,130
Shiloh Industries, Inc.*(a)	20,213	283,790
Spartan Motors, Inc.	3,651	17,707
Standard Motor Products, Inc.(a)	16,823	710,940
Stoneridge, Inc.*	5,796	65,437
Strattec Security Corp.(a)	2,828	208,820
Superior Industries International, Inc.(a)	8,009	151,610
Tower International, Inc.*	29,921	795,899

Total Auto Components		10,668,198

Automobiles – 0.1%
Winnebago Industries, Inc.(a)	14,273	$303,444
Banks – 10.5%
1st Source Corp.(a)	16,557	531,976
American National Bankshares, Inc.(a)	5,587	126,154
Ameris Bancorp	10,576	279,101
Arrow Financial Corp.(a)	8,075	219,236
Banc of California, Inc.(a)	9,588	118,028
BancFirst Corp.(a)	9,089	554,247
Bancorp, Inc.*(a)	14,619	132,010
Bank of Kentucky Financial Corp.	3,987	195,562
Banner Corp.	11,911	546,715
BBCN Bancorp, Inc.	56,884	823,112
Berkshire Hills Bancorp, Inc.	12,049	333,757
Boston Private Financial Holdings, Inc.	44,181	536,799
Bridge Bancorp, Inc.(a)	4,724	122,021
Bridge Capital Holdings*(a)	7,505	195,956
Bryn Mawr Bank Corp.	8,652	263,107
C&F Financial Corp.	2,986	104,361
Camden National Corp.(a)	6,156	245,255
Capital Bank Financial Corp. Class A*(a)	17,174	474,174
Capital City Bank Group, Inc.	7,171	116,529
Cardinal Financial Corp.(a)	13,789	275,504
Centerstate Banks, Inc.(a)	8,141	96,959
Central Pacific Financial Corp.(a)	18,797	431,767
Chemical Financial Corp.(a)	20,111	630,681
City Holding Co.(a)	10,836	509,617
CNB Financial Corp.(a)	10,919	185,841
CoBiz Financial, Inc.	21,796	268,527
Columbia Banking System, Inc.	27,492	796,443
Community Bank System, Inc.(a)	21,037	744,499
Community Trust Bancorp, Inc.	10,865	360,283
ConnectOne Bancorp, Inc.(a)	8,181	159,202
Customers Bancorp, Inc.*	19,828	483,010
CVB Financial Corp.(a)	62,095	989,794
Enterprise Financial Services Corp.	12,051	248,974
Farmers Capital Bank Corp.*	5,341	124,178
Fidelity Southern Corp.	15,745	265,776
Financial Institutions, Inc.	10,088	231,318
First Bancorp(a)	11,914	209,210
First Busey Corp.(a)	44,478	297,558
First Business Financial Services, Inc.(a)	2,788	120,553
First Commonwealth Financial Corp.(a)	45,815	412,335
First Community Bancshares, Inc.	14,072	246,682
First Connecticut Bancorp, Inc.(a)	4,298	66,060
First Financial Bancorp(a)	27,210	484,610
First Financial Corp.(a)	9,500	340,955
First Interstate BancSystem, Inc.(a)	28,154	783,244
First Merchants Corp.	23,903	562,677
First Midwest Bancorp, Inc.	37,743	655,596
First NBC Bank Holding Co.*	14,141	466,370
Flushing Financial Corp.(a)	21,840	438,329
German American Bancorp, Inc.(a)	8,868	260,985

See Notes to Financial Statements.

68	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree SmallCap Earnings Fund (EES)

March 31, 2015

Investments	Shares	Value

Great Southern Bancorp, Inc.(a)	10,107	$398,115
Guaranty Bancorp	10,344	175,434
Hanmi Financial Corp.(a)	20,084	424,777
Heartland Financial USA, Inc.	13,165	429,574
Heritage Financial Corp.	7,798	132,566
Hilltop Holdings, Inc.*	47,894	931,059
HomeTrust Bancshares, Inc.*	5,595	89,352
Horizon Bancorp(a)	6,441	150,655
Hudson Valley Holding Corp.	4,184	106,943
Independent Bank Corp.	12,071	529,555
Independent Bank Corp.(a)	13,744	176,336
Independent Bank Group, Inc.(a)	5,035	195,912
International Bancshares Corp.(a)	60,034	1,562,685
Lakeland Bancorp, Inc.	25,188	289,662
Lakeland Financial Corp.(a)	9,850	399,713
LegacyTexas Financial Group, Inc.	13,903	316,015
MainSource Financial Group, Inc.	15,178	298,096
Mercantile Bank Corp.(a)	7,608	148,736
Merchants Bancshares, Inc.	4,172	121,697
Metro Bancorp, Inc.(a)	7,651	210,938
MidSouth Bancorp, Inc.(a)	9,924	146,379
MidWestOne Financial Group, Inc.	6,340	182,782
National Bank Holdings Corp. Class A	3,864	72,682
National Penn Bancshares, Inc.	87,400	941,298
NBT Bancorp, Inc.(a)	23,513	589,236
NewBridge Bancorp(a)	12,809	114,256
Northrim BanCorp, Inc.(a)	4,183	102,651
OFG Bancorp(a)	40,234	656,619
Old National Bancorp	66,411	942,372
Opus Bank(a)	48,255	1,490,114
Pacific Continental Corp.	10,868	143,675
Pacific Premier Bancorp, Inc.*	9,585	155,181
Park National Corp.(a)	7,916	677,293
Park Sterling Corp.	16,857	119,685
Peapack Gladstone Financial Corp.	6,808	147,053
Penns Woods Bancorp, Inc.(a)	3,191	156,072
Peoples Bancorp, Inc.(a)	6,801	160,776
Peoples Financial Services Corp.	2,153	96,605
Pinnacle Financial Partners, Inc.(a)	16,481	732,745
Preferred Bank(a)	8,545	234,731
Renasant Corp.(a)	17,818	535,431
Republic Bancorp, Inc. Class A(a)	9,549	236,147
S&T Bancorp, Inc.(a)	18,077	513,025
Sandy Spring Bancorp, Inc.(a)	16,828	441,398
Seacoast Banking Corp. of Florida*(a)	5,506	78,571
ServisFirst Bancshares, Inc.(a)	14,579	480,961
Sierra Bancorp(a)	9,226	154,074
Simmons First National Corp. Class A(a)	5,899	268,228
South State Corp.	9,637	659,074
Southside Bancshares, Inc.	11,755	337,251
Southwest Bancorp, Inc.	10,397	184,963
Square 1 Financial, Inc. Class A*	12,184	326,166
Sterling Bancorp	19,040	255,326
Stock Yards Bancorp, Inc.(a)	9,221	317,479

Stonegate Bank	2,754	$83,143
Suffolk Bancorp	5,109	121,390
Tompkins Financial Corp.(a)	10,063	541,893
TowneBank(a)	35,486	570,615
Trico Bancshares	9,206	222,141
Tristate Capital Holdings, Inc.*(a)	13,946	146,015
Trustmark Corp.(a)	50,521	1,226,650
Union Bankshares Corp.(a)	18,218	404,622
United Community Banks, Inc.	31,949	603,197
Univest Corp. of Pennsylvania	10,419	206,192
Washington Trust Bancorp, Inc.(a)	8,935	341,228
WesBanco, Inc.(a)	19,796	644,954
West Bancorp, Inc.(a)	10,459	208,030
Westamerica Bancorp(a)	12,170	525,866
Wilshire Bancorp, Inc.(a)	51,341	511,870
Yadkin Financial Corp.*(a)	1,294	26,268

Total Banks		44,187,830
Beverages – 0.2%
Coca-Cola Bottling Co. Consolidated(a)	4,077	460,946
Craft Brew Alliance, Inc.*(a)	2,495	34,032
MGP Ingredients, Inc.	1,736	23,366
National Beverage Corp.*	20,687	504,970

Total Beverages		1,023,314
Biotechnology – 1.9%
Acorda Therapeutics, Inc.*(a)	6,473	215,421
Adamas Pharmaceuticals, Inc.*	24,018	420,075
Alder Biopharmaceuticals, Inc.*(a)	5,076	146,493
Anacor Pharmaceuticals, Inc.*	16,936	979,748
BioSpecifics Technologies Corp.*	1,314	51,443
China Biologic Products, Inc.*	10,813	1,032,750
Emergent Biosolutions, Inc.*	9,255	266,174
Enanta Pharmaceuticals, Inc.*(a)	8,502	260,331
Insys Therapeutics, Inc.*(a)	13,833	804,112
Ligand Pharmaceuticals, Inc.*(a)	2,857	220,303
PDL BioPharma, Inc.(a)	478,362	3,365,277
Progenics Pharmaceuticals, Inc.*(a)	6,912	41,334
Repligen Corp.*(a)	6,222	188,900

Total Biotechnology		7,992,361
Building Products – 1.2%
AAON, Inc.(a)	21,459	526,389
American Woodmark Corp.*	6,886	376,871
Apogee Enterprises, Inc.(a)	10,026	433,123
Builders FirstSource, Inc.*(a)	36,028	240,307
Continental Building Products, Inc.*(a)	7,882	178,054
Gibraltar Industries, Inc.*(a)	13,369	219,385
Griffon Corp.(a)	1,550	27,017
Insteel Industries, Inc.(a)	5,922	128,093
NCI Building Systems, Inc.*(a)	2,330	40,262
Patrick Industries, Inc.*	7,439	463,227
PGT, Inc.*	22,805	254,846
Quanex Building Products Corp.(a)	2,403	47,435
Simpson Manufacturing Co., Inc.	20,055	749,455

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	69

Schedule of Investments (continued)

WisdomTree SmallCap Earnings Fund (EES)

March 31, 2015

Investments	Shares	Value

Trex Co., Inc.*(a)	13,622	$742,808
Universal Forest Products, Inc.	11,719	650,170

Total Building Products		5,077,442
Capital Markets – 1.9%
Arlington Asset Investment Corp. Class A(a)	26,499	637,566
BGC Partners, Inc. Class A	28,748	271,669
Calamos Asset Management, Inc. Class A	14,537	195,523
Cowen Group, Inc. Class A*(a)	54,379	282,771
Diamond Hill Investment Group, Inc.	1,812	289,920
Evercore Partners, Inc. Class A	14,060	726,340
FBR & Co.*(a)	8,402	194,170
Financial Engines, Inc.(a)	9,766	408,512
FXCM, Inc. Class A(a)	2,582	5,500
Greenhill & Co., Inc.(a)	10,163	402,963
HFF, Inc. Class A	15,625	586,562
Interactive Brokers Group, Inc. Class A(a)	14,026	477,164
INTL FCStone, Inc.*	8,085	240,367
Investment Technology Group, Inc.*	22,149	671,336
KCG Holdings, Inc. Class A*(a)	31,239	382,990
Ladenburg Thalmann Financial Services, Inc.*	18,800	72,568
Manning & Napier, Inc.	1,123	14,610
Moelis & Co. Class A	5,884	177,226
Oppenheimer Holdings, Inc. Class A	8,166	191,574
Piper Jaffray Cos.*(a)	11,806	619,343
Pzena Investment Management, Inc. Class A	8,175	74,965
Silvercrest Asset Management Group, Inc. Class A	1,714	24,424
Virtus Investment Partners, Inc.	5,919	774,028
Walter Investment Management Corp.*(a)	13,075	211,161
Westwood Holdings Group, Inc.	4,193	252,838

Total Capital Markets		8,186,090
Chemicals – 2.4%
A. Schulman, Inc.(a)	15,192	732,254
American Vanguard Corp.(a)	3,601	38,243
Calgon Carbon Corp.	27,601	581,553
Chase Corp.(a)	7,413	324,170
Ferro Corp.*	47,189	592,222
Flotek Industries, Inc.*(a)	32,772	483,059
FutureFuel Corp.	45,051	462,674
Hawkins, Inc.(a)	5,418	205,830
Innophos Holdings, Inc.	13,573	764,974
Innospec, Inc.	21,970	1,019,188
Kraton Performance Polymers, Inc.*	14,145	285,870
Kronos Worldwide, Inc.(a)	87,727	1,109,747
OM Group, Inc.	10,151	304,835
OMNOVA Solutions, Inc.*(a)	19,210	163,861
Quaker Chemical Corp.(a)	7,765	664,995
Rayonier Advanced Materials, Inc.(a)	50,280	749,172
Stepan Co.	18,361	764,919
Trecora Resources*(a)	11,512	140,446
Tredegar Corp.	22,124	444,914
Zep, Inc.	6,589	112,211

Total Chemicals		9,945,137

Commercial Services & Supplies – 2.9%
ABM Industries, Inc.(a)	30,010	$956,119
ACCO Brands Corp.*	118,536	985,034
Brady Corp. Class A(a)	6,092	172,343
Brink’s Co. (The)(a)	674	18,623
CECO Environmental Corp.(a)	11,443	121,410
Civeo Corp.(a)	174,569	443,405
Courier Corp.(a)	8,239	201,691
Ennis, Inc.	29,020	409,762
G&K Services, Inc. Class A	10,150	736,180
Heritage-Crystal Clean, Inc.*	5,859	68,550
Herman Miller, Inc.	11,649	323,376
InnerWorkings, Inc.*(a)	6,104	41,019
Interface, Inc.	20,400	423,912
Kimball International, Inc. Class B	39,342	412,304
Knoll, Inc.	23,032	539,640
Matthews International Corp. Class A(a)	11,618	598,443
McGrath RentCorp(a)	13,718	451,459
Multi-Color Corp.(a)	9,702	672,640
Performant Financial Corp.*(a)	34,547	117,460
Quad/Graphics, Inc.	25,304	581,486
SP Plus Corp.*	8,827	192,870
Team, Inc.*	8,737	340,568
Tetra Tech, Inc.	35,656	856,457
U.S. Ecology, Inc.(a)	10,621	530,731
United Stationers, Inc.(a)	35,599	1,459,203
Viad Corp.	17,949	499,341

Total Commercial Services & Supplies		12,154,026
Communications Equipment – 1.1%
ADTRAN, Inc.(a)	21,331	398,250
Alliance Fiber Optic Products, Inc.	15,935	277,588
Applied Optoelectronics, Inc.*(a)	3,389	47,039
Bel Fuse, Inc. Class B	6,256	119,052
Black Box Corp.	8,865	185,544
CalAmp Corp.*	7,750	125,472
Clearfield, Inc.*(a)	4,903	72,662
Comtech Telecommunications Corp.	8,663	250,794
Digi International, Inc.*(a)	2,425	24,202
Finisar Corp.*	55,461	1,183,538
InterDigital, Inc.(a)	17,807	903,527
NETGEAR, Inc.*(a)	19,096	627,876
Numerex Corp. Class A*(a)	1,480	16,872
Polycom, Inc.*	16,454	220,484
Ruckus Wireless, Inc.*(a)	4,958	63,809
TESSCO Technologies, Inc.(a)	5,751	141,820

Total Communications Equipment		4,658,529
Construction & Engineering – 1.0%
Aegion Corp.*	9,541	172,215
Ameresco, Inc. Class A*(a)	4,910	36,334
Argan, Inc.	11,819	427,493
Comfort Systems USA, Inc.	12,176	256,183
Dycom Industries, Inc.*	12,443	607,716

See Notes to Financial Statements.

70	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree SmallCap Earnings Fund (EES)

March 31, 2015

Investments	Shares	Value

Furmanite Corp.*	14,751	$116,386
Great Lakes Dredge & Dock Corp.*(a)	3,719	22,351
MYR Group, Inc.*(a)	14,041	440,045
Orion Marine Group, Inc.*	4,031	35,715
Primoris Services Corp.(a)	38,335	658,979
Tutor Perini Corp.*(a)	66,018	1,541,520

Total Construction & Engineering		4,314,937
Construction Materials – 0.1%
Headwaters, Inc.*	12,391	227,251
United States Lime & Minerals, Inc.(a)	2,963	191,113

Total Construction Materials		418,364
Consumer Finance – 1.1%
Cash America International, Inc.(a)	50,494	1,176,510
Consumer Portfolio Services, Inc.*(a)	34,004	237,688
Encore Capital Group, Inc.*(a)	23,269	967,758
EZCORP, Inc. Class A*(a)	39,324	359,028
First Cash Financial Services, Inc.*	13,789	641,464
Green Dot Corp. Class A*(a)	14,653	233,276
Regional Management Corp.*(a)	13,950	205,902
World Acceptance Corp.*(a)	12,927	942,637

Total Consumer Finance		4,764,263
Containers & Packaging – 0.0%
Myers Industries, Inc.(a)	8,757	153,510
Distributors – 0.2%
Core-Mark Holding Co., Inc.	7,515	483,365
VOXX International Corp.*(a)	28,809	263,890
Weyco Group, Inc.(a)	7,559	226,014

Total Distributors		973,269
Diversified Consumer Services – 0.6%
American Public Education, Inc.*(a)	12,130	363,658
Bridgepoint Education, Inc.*(a)	16,065	155,027
Capella Education Co.	5,566	361,122
Carriage Services, Inc.(a)	6,604	157,638
Collectors Universe, Inc.(a)	4,084	92,135
K12, Inc.*	16,721	262,854
Liberty Tax, Inc.*	5,080	141,376
LifeLock, Inc.*(a)	33,656	474,886
Strayer Education, Inc.*(a)	2,142	114,404
Universal Technical Institute, Inc.(a)	1,675	16,080
Weight Watchers International, Inc.*	54,752	382,717

Total Diversified Consumer Services		2,521,897
Diversified Financial Services – 0.1%
Gain Capital Holdings, Inc.(a)	19,604	191,531
Marlin Business Services Corp.	8,673	173,720
NewStar Financial, Inc.*(a)	13,264	155,587
Resource America, Inc. Class A(a)	6,778	61,680

Total Diversified Financial Services		582,518
Diversified Telecommunication Services – 0.8%
Atlantic Tele-Network, Inc.	8,237	570,165
Cogent Communications Holdings, Inc.(a)	15,296	540,408
Consolidated Communications Holdings, Inc.(a)	12,331	251,552

General Communication, Inc. Class A*	14,172	$223,351
Hawaiian Telcom Holdco, Inc.*	3,682	98,052
IDT Corp. Class B(a)	10,174	180,589
Inteliquent, Inc.	24,068	378,830
Iridium Communications, Inc.*(a)	67,411	654,561
Lumos Networks Corp.	14,607	222,903
ORBCOMM, Inc.*(a)	2,826	16,871
Premiere Global Services, Inc.*	13,766	131,603
Straight Path Communications, Inc. Class B*(a)	1,074	21,394
Vonage Holdings Corp.*(a)	61,128	300,138

Total Diversified Telecommunication Services		3,590,417
Electric Utilities – 0.9%
El Paso Electric Co.	26,259	1,014,648
Empire District Electric Co. (The)	29,806	739,785
MGE Energy, Inc.(a)	20,248	897,391
Otter Tail Corp.(a)	23,723	763,169
Unitil Corp.(a)	7,949	276,387

Total Electric Utilities		3,691,380
Electrical Equipment – 0.8%
Allied Motion Technologies, Inc.	5,326	176,770
AZZ, Inc.(a)	12,344	575,107
Encore Wire Corp.	13,316	504,410
Franklin Electric Co., Inc.(a)	23,567	898,845
Global Power Equipment Group, Inc.(a)	13,140	173,448
LSI Industries, Inc.	3,005	24,491
Powell Industries, Inc.(a)	7,804	263,541
Preformed Line Products Co.(a)	3,301	139,071
SL Industries, Inc.*	3,796	162,279
Thermon Group Holdings, Inc.*	22,185	533,993

Total Electrical Equipment		3,451,955
Electronic Equipment, Instruments & Components – 3.3%
Badger Meter, Inc.(a)	5,911	354,305
Benchmark Electronics, Inc.*	56,314	1,353,225
Checkpoint Systems, Inc.	1,024	11,080
Coherent, Inc.*	10,992	714,040
Control4 Corp.*(a)	4,710	56,426
CTS Corp.	14,630	263,194
Daktronics, Inc.	18,303	197,855
DTS, Inc.*(a)	11,680	397,938
Electro Rent Corp.	15,110	171,347
FARO Technologies, Inc.*(a)	5,702	354,265
II-VI, Inc.*(a)	33,191	612,706
Insight Enterprises, Inc.*	35,246	1,005,216
Mesa Laboratories, Inc.(a)	1,484	107,145
Methode Electronics, Inc.	31,532	1,483,265
MTS Systems Corp.(a)	6,849	518,127
Newport Corp.*(a)	21,196	403,996
OSI Systems, Inc.*	8,457	628,017
PC Connection, Inc.	18,508	482,874
Plexus Corp.*(a)	25,115	1,023,938
Rofin-Sinar Technologies, Inc.*(a)	9,704	235,128
Rogers Corp.*	9,389	771,870

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	71

Schedule of Investments (continued)

WisdomTree SmallCap Earnings Fund (EES)

March 31, 2015

Investments	Shares	Value

ScanSource, Inc.*(a)	20,301	$825,236
TTM Technologies, Inc.*(a)	18,601	167,595
Universal Display Corp.*(a)	35,459	1,657,708
Vishay Precision Group, Inc.*	6,110	97,332

Total Electronic Equipment, Instruments & Components		13,893,828
Energy Equipment & Services – 2.6%
Basic Energy Services, Inc.*(a)	12,199	84,539
C&J Energy Services Ltd.*(a)	50,053	557,090
CARBO Ceramics, Inc.(a)	23,275	710,120
Era Group, Inc.*(a)	8,431	175,702
Geospace Technologies Corp.*(a)	15,777	260,478
Gulf Island Fabrication, Inc.(a)	6,972	103,604
Gulfmark Offshore, Inc. Class A(a)	40,818	532,267
Hornbeck Offshore Services, Inc.*(a)	49,600	932,976
Matrix Service Co.*	18,909	332,042
Natural Gas Services Group, Inc.*	6,569	126,256
Newpark Resources, Inc.*(a)	78,797	717,841
Parker Drilling Co.*(a)	102,652	358,255
PHI, Inc. Non-Voting Shares*	12,350	371,488
RigNet, Inc.*(a)	5,738	164,049
SEACOR Holdings, Inc.*(a)	3,247	226,219
Tidewater, Inc.(a)	72,848	1,394,311
U.S. Silica Holdings, Inc.(a)	46,777	1,665,729
Unit Corp.*(a)	76,548	2,141,813

Total Energy Equipment & Services		10,854,779
Food & Staples Retailing – 0.8%
Andersons, Inc. (The)	22,025	911,174
Chefs’ Warehouse, Inc. (The)*(a)	8,111	181,930
Ingles Markets, Inc. Class A(a)	16,804	831,462
Liberator Medical Holdings, Inc.(a)	30,854	107,989
Natural Grocers by Vitamin Cottage, Inc.*(a)	5,593	154,423
SpartanNash Co.	13,304	419,874
Village Super Market, Inc. Class A(a)	2,261	71,086
Weis Markets, Inc.	13,440	668,774

Total Food & Staples Retailing		3,346,712
Food Products – 0.7%
Alico, Inc.(a)	819	41,982
B&G Foods, Inc.(a)	17,426	512,847
Boulder Brands, Inc.*(a)	12,974	123,642
Calavo Growers, Inc.(a)	5,896	303,172
Farmer Bros Co.*(a)	2,010	49,748
Inventure Foods, Inc.*(a)	6,919	77,424
John B. Sanfilippo & Son, Inc.(a)	6,185	266,573
Landec Corp.*	10,958	152,864
Limoneira Co.	3,502	76,344
Omega Protein Corp.*	30,105	412,137
Seneca Foods Corp. Class A*	2,565	76,463
Tootsie Roll Industries, Inc.(a)	23,620	801,180

Total Food Products		2,894,376
Gas Utilities – 0.5%
Chesapeake Utilities Corp.(a)	8,304	420,265
Gas Natural, Inc.	3,970	39,541

Northwest Natural Gas Co.(a)	13,791	$661,279
South Jersey Industries, Inc.(a)	17,434	946,318

Total Gas Utilities		2,067,403
Health Care Equipment & Supplies – 2.2%
Abaxis, Inc.(a)	3,296	211,307
ABIOMED, Inc.*(a)	3,159	226,121
Analogic Corp.(a)	4,392	399,233
Anika Therapeutics, Inc.*(a)	10,670	439,284
Atrion Corp.(a)	897	309,922
Cantel Medical Corp.	10,865	516,087
CONMED Corp.(a)	8,834	446,029
CryoLife, Inc.	5,978	61,992
Cyberonics, Inc.*(a)	12,535	813,772
Cynosure, Inc. Class A*(a)	5,839	179,082
Exactech, Inc.*	8,024	205,655
Greatbatch, Inc.*	10,672	617,375
Haemonetics Corp.*(a)	8,850	397,542
ICU Medical, Inc.*	4,391	408,978
Inogen, Inc.*	11,704	374,411
Integra LifeSciences Holdings Corp.*(a)	6,038	372,243
Masimo Corp.*	26,822	884,590
Meridian Bioscience, Inc.(a)	22,927	437,447
Merit Medical Systems, Inc.*(a)	13,370	257,373
Natus Medical, Inc.*	9,872	389,648
Neogen Corp.*	6,859	320,521
SurModics, Inc.*(a)	5,832	151,807
Thoratec Corp.*(a)	17,214	721,094
Utah Medical Products, Inc.	2,319	138,815
Vascular Solutions, Inc.*	4,966	150,569

Total Health Care Equipment & Supplies		9,430,897
Health Care Providers & Services – 2.4%
Aceto Corp.(a)	11,823	260,106
Addus HomeCare Corp.*	5,398	124,262
Air Methods Corp.*(a)	22,457	1,046,272
Alliance HealthCare Services, Inc.*	3,527	78,229
Almost Family, Inc.*(a)	3,594	160,688
AMN Healthcare Services, Inc.*(a)	19,483	449,473
Bio-Reference Laboratories, Inc.*(a)	15,657	551,753
Chemed Corp.(a)	9,241	1,103,375
Corvel Corp.*	10,235	352,186
Ensign Group, Inc. (The)	9,567	448,310
ExamWorks Group, Inc.*(a)	1,379	57,394
Five Star Quality Care, Inc.*	8,555	37,984
Hanger, Inc.*(a)	29,795	676,048
IPC Healthcare, Inc.*(a)	9,904	461,923
Landauer, Inc.(a)	903	31,731
LHC Group, Inc.*	8,134	268,666
Magellan Health, Inc.*	14,034	993,888
National Healthcare Corp.(a)	7,956	506,877
PharMerica Corp.*	16,325	460,202
Providence Service Corp. (The)*(a)	5,077	269,690
Select Medical Holdings Corp.(a)	93,032	1,379,664
Triple-S Management Corp. Class B*	17,513	348,158

See Notes to Financial Statements.

72	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree SmallCap Earnings Fund (EES)

March 31, 2015

Investments	Shares	Value

U.S. Physical Therapy, Inc.(a)	5,002	$237,595

Total Health Care Providers & Services		10,304,474
Health Care Technology – 0.3%
Computer Programs & Systems, Inc.(a)	6,595	357,845
HealthStream, Inc.*	3,378	85,126
HMS Holdings Corp.*(a)	14,341	221,568
MedAssets, Inc.*(a)	17,345	326,433
Omnicell, Inc.*	9,220	323,622
Quality Systems, Inc.(a)	3,522	56,281

Total Health Care Technology		1,370,875
Hotels, Restaurants & Leisure – 2.4%
Biglari Holdings, Inc.*(a)	447	185,103
BJ’s Restaurants, Inc.*(a)	5,268	265,771
Bob Evans Farms, Inc.(a)	4,497	208,031
Bravo Brio Restaurant Group, Inc.*	4,593	67,471
Caesars Acquisition Co. Class A*(a)	97,037	659,852
Churchill Downs, Inc.	6,299	724,196
Chuy’s Holdings, Inc.*(a)	6,329	142,592
Del Frisco’s Restaurant Group, Inc.*	7,617	153,483
Diamond Resorts International, Inc.*(a)	17,175	574,160
Famous Dave’s of America, Inc.*(a)	3,077	87,694
Fiesta Restaurant Group, Inc.*(a)	3,687	224,907
International Speedway Corp. Class A(a)	17,605	574,099
Interval Leisure Group, Inc.	42,329	1,109,443
Kona Grill, Inc.*	647	18,388
Krispy Kreme Doughnuts, Inc.*(a)	20,905	417,891
Marcus Corp. (The)	16,307	347,176
Monarch Casino & Resort, Inc.*	8,391	160,604
Nathan’s Famous, Inc.(a)	1,450	78,517
Noodles & Co.*(a)	4,284	74,713
Pinnacle Entertainment, Inc.*	17,738	640,164
Popeyes Louisiana Kitchen, Inc.*(a)	7,276	435,250
Red Robin Gourmet Burgers, Inc.*(a)	5,276	459,012
Ruth’s Hospitality Group, Inc.	10,951	173,902
SeaWorld Entertainment, Inc.(a)	41,863	807,119
Sonic Corp.(a)	19,121	606,136
Speedway Motorsports, Inc.(a)	42,191	959,845

Total Hotels, Restaurants & Leisure		10,155,519
Household Durables – 3.6%
Bassett Furniture Industries, Inc.	3,932	112,141
Beazer Homes USA, Inc.*(a)	18,131	321,281
Cavco Industries, Inc.*(a)	3,125	234,563
Century Communities, Inc.*(a)	10,489	202,752
CSS Industries, Inc.(a)	6,462	194,829
Ethan Allen Interiors, Inc.(a)	16,892	466,895
Flexsteel Industries, Inc.(a)	5,749	179,886
Hooker Furniture Corp.(a)	6,085	115,919
Hovnanian Enterprises, Inc. Class A*(a)	44,550	158,598
Installed Building Products, Inc.*	6,859	149,252
iRobot Corp.*(a)	9,999	326,267
KB Home(a)	59,033	922,096
La-Z-Boy, Inc.(a)	26,303	739,377
LGI Homes, Inc.*(a)	22,887	381,297

M/I Homes, Inc.*(a)	24,361	$580,766
MDC Holdings, Inc.(a)	33,848	964,668
Meritage Homes Corp.*(a)	45,421	2,209,278
NACCO Industries, Inc. Class A(a)	5,050	267,600
New Home Co., Inc. (The)*(a)	2,495	39,795
Ryland Group, Inc. (The)(a)	52,015	2,535,211
Skullcandy, Inc.*	4,884	55,189
Universal Electronics, Inc.*(a)	5,149	290,610
WCI Communities, Inc.*(a)	75,717	1,813,422
William Lyon Homes Class A*(a)	83,603	2,158,630

Total Household Durables		15,420,322
Household Products – 0.2%
Oil-Dri Corp. of America(a)	3,417	114,982
Orchids Paper Products Co.(a)	3,944	106,330
WD-40 Co.	6,106	540,626

Total Household Products		761,938
Independent Power and Renewable Electricity Producers – 0.2%
Ormat Technologies, Inc.(a)	21,942	834,235
Industrial Conglomerates – 0.1%
Raven Industries, Inc.(a)	16,490	337,385
Insurance – 3.9%
Ambac Financial Group, Inc.*(a)	29,683	718,329
AMERISAFE, Inc.	11,850	548,063
Baldwin & Lyons, Inc. Class B	9,303	218,248
Citizens, Inc.*(a)	5,957	36,695
Crawford & Co. Class B(a)	28,119	242,948
Donegal Group, Inc. Class A	10,944	172,040
eHealth, Inc.*(a)	399	3,743
EMC Insurance Group, Inc.	6,952	234,978
Employers Holdings, Inc.	38,126	1,029,021
FBL Financial Group, Inc. Class A(a)	18,146	1,125,233
Federated National Holding Co.(a)	10,386	317,812
Fidelity & Guaranty Life	53,464	1,133,437
Hallmark Financial Services, Inc.*	10,036	106,382
HCI Group, Inc.(a)	12,704	582,732
Heritage Insurance Holdings, Inc.*(a)	13,795	303,628
Horace Mann Educators Corp.	30,156	1,031,335
Infinity Property & Casualty Corp.	5,302	435,029
Investors Title Co.(a)	1,139	84,309
Kemper Corp.(a)	24,368	949,377
National General Holdings Corp.	47,193	882,509
National Interstate Corp.(a)	4,641	130,319
National Western Life Insurance Co. Class A(a)	3,735	949,810
Navigators Group, Inc. (The)*	9,461	736,444
Phoenix Cos., Inc. (The)*(a)	10,594	529,594
Safety Insurance Group, Inc.	9,201	549,760
Selective Insurance Group, Inc.	36,590	1,062,939
State Auto Financial Corp.(a)	18,750	455,438
Stewart Information Services Corp.	10,988	446,552
United Fire Group, Inc.(a)	16,321	518,518
Universal Insurance Holdings, Inc.(a)	29,687	759,690

Total Insurance		16,294,912

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	73

Schedule of Investments (continued)

WisdomTree SmallCap Earnings Fund (EES)

March 31, 2015

Investments	Shares	Value

Internet & Catalog Retail – 0.5%
1-800-Flowers.com, Inc. Class A*	21,979	$260,012
Blue Nile, Inc.*(a)	2,889	91,986
FTD Cos., Inc.*(a)	4,942	147,963
Nutrisystem, Inc.(a)	8,389	167,612
Orbitz Worldwide, Inc.*(a)	19,613	228,688
Overstock.com, Inc.*(a)	34,349	831,933
PetMed Express, Inc.(a)	13,454	222,260

Total Internet & Catalog Retail		1,950,454
Internet Software & Services – 1.0%
Bankrate, Inc.*(a)	15,769	178,820
Blucora, Inc.*(a)	25,463	347,825
Constant Contact, Inc.*(a)	4,009	153,184
Cvent, Inc.*(a)	1,264	35,443
Dice Holdings, Inc.*(a)	17,050	152,086
Envestnet, Inc.*(a)	2,500	140,200
Liquidity Services, Inc.*(a)	41,589	410,899
LogMeIn, Inc.*(a)	1,005	56,270
NIC, Inc.	22,392	395,667
Perficient, Inc.*	13,393	277,101
Reis, Inc.(a)	9,587	245,811
RetailMeNot, Inc.*(a)	20,550	370,105
SPS Commerce, Inc.*	245	16,440
Stamps.com, Inc.*	10,239	688,982
Support.com, Inc.*	9,449	14,740
TechTarget, Inc.*(a)	2,569	29,621
Travelzoo, Inc.*(a)	10,972	105,770
WebMD Health Corp.*(a)	10,686	468,421
XO Group, Inc.*	1,929	34,085
Xoom Corp.*(a)	2,449	35,976

Total Internet Software & Services		4,157,446
IT Services – 2.4%
Blackhawk Network Holdings, Inc.*(a)	14,902	533,045
Cardtronics, Inc.*(a)	11,041	415,142
Cass Information Systems, Inc.(a)	5,467	306,917
Computer Task Group, Inc.	16,452	120,264
CSG Systems International, Inc.(a)	14,722	447,402
Datalink Corp.*(a)	10,406	125,288
ExlService Holdings, Inc.*	16,011	595,609
Forrester Research, Inc.	2,630	96,731
Global Cash Access Holdings, Inc.*	39,157	298,376
Hackett Group, Inc. (The)	8,532	76,276
Higher One Holdings, Inc.*(a)	47,918	115,962
Information Services Group, Inc.(a)	17,863	71,273
Lionbridge Technologies, Inc.*(a)	30,176	172,607
ManTech International Corp. Class A	16,931	574,638
MoneyGram International, Inc.*(a)	118,397	1,022,950
NeuStar, Inc. Class A*(a)	64,789	1,595,105
Sykes Enterprises, Inc.*	21,850	542,973
TeleTech Holdings, Inc.(a)	33,290	847,230
Unisys Corp.*	69,152	1,605,018
Virtusa Corp.*(a)	10,310	426,628

Total IT Services		9,989,434

Leisure Products – 0.9%
Arctic Cat, Inc.(a)	9,770	$354,847
Callaway Golf Co.(a)	11,911	113,512
Escalade, Inc.(a)	9,235	160,504
JAKKS Pacific, Inc.*(a)	4,167	28,502
Johnson Outdoors, Inc. Class A	2,642	87,477
LeapFrog Enterprises, Inc.*(a)	168,631	367,616
Nautilus, Inc.*	16,090	245,694
Smith & Wesson Holding Corp.*(a)	86,547	1,101,743
Sturm Ruger & Co., Inc.	25,154	1,248,393

Total Leisure Products		3,708,288
Life Sciences Tools & Services – 0.3%
Albany Molecular Research, Inc.*(a)	2,550	44,880
Cambrex Corp.*	20,815	824,899
Luminex Corp.*	12,731	203,696
pSivida Corp.*(a)	26,432	104,406

Total Life Sciences Tools & Services		1,177,881
Machinery – 5.2%
Accuride Corp.*	13,324	62,090
Actuant Corp. Class A	50,792	1,205,802
Alamo Group, Inc.	8,562	540,519
Albany International Corp. Class A	17,236	685,131
Altra Industrial Motion Corp.(a)	15,142	418,525
American Railcar Industries, Inc.(a)	22,185	1,103,260
Astec Industries, Inc.(a)	10,235	438,877
Blount International, Inc.*(a)	13,088	168,573
Briggs & Stratton Corp.(a)	26,372	541,681
Chart Industries, Inc.*(a)	25,845	906,513
CIRCOR International, Inc.	10,262	561,331
Columbus McKinnon Corp.	15,221	410,054
Commercial Vehicle Group, Inc.*	7,066	45,505
Douglas Dynamics, Inc.(a)	18,324	418,520
Dynamic Materials Corp.(a)	4,885	62,382
EnPro Industries, Inc.(a)	4,859	320,451
ESCO Technologies, Inc.	13,450	524,281
Federal Signal Corp.	51,469	812,696
Global Brass & Copper Holdings, Inc.	31,998	494,369
Gorman-Rupp Co. (The)(a)	12,941	387,583
Graham Corp.(a)	3,726	89,312
Greenbrier Cos., Inc. (The)(a)	20,115	1,166,670
Harsco Corp.(a)	4,175	72,061
Hurco Cos., Inc.	4,068	133,959
Hyster-Yale Materials Handling, Inc.	14,553	1,066,589
John Bean Technologies Corp.	10,040	358,629
Kadant, Inc.	6,797	357,590
L.B. Foster Co. Class A	6,173	293,094
Lindsay Corp.(a)	6,403	488,229
Lydall, Inc.*(a)	8,483	269,081
Meritor, Inc.*(a)	89,010	1,122,416
Miller Industries, Inc.(a)	6,301	154,375
Mueller Industries, Inc.	32,922	1,189,472
Mueller Water Products, Inc. Class A(a)	61,378	604,573
NN, Inc.(a)	6,565	164,650

See Notes to Financial Statements.

74	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree SmallCap Earnings Fund (EES)

March 31, 2015

Investments	Shares	Value

Proto Labs, Inc.*(a)	6,519	$456,330
RBC Bearings, Inc.	10,097	772,824
Standex International Corp.	7,559	620,821
Sun Hydraulics Corp.(a)	11,754	486,145
Tennant Co.	7,141	466,807
TriMas Corp.*	25,777	793,674
Twin Disc, Inc.(a)	5,202	91,919
Wabash National Corp.*(a)	52,777	744,156

Total Machinery		22,071,519
Marine – 0.2%
International Shipholding Corp.(a)	4,183	50,656
Matson, Inc.	18,324	772,540

Total Marine		823,196
Media – 1.2%
A.H. Belo Corp. Class A(a)	20,987	172,723
Cumulus Media, Inc. Class A*(a)	135,256	334,082
Entercom Communications Corp. Class A*(a)	24,784	301,125
Entravision Communications Corp. Class A(a)	261,069	1,652,567
Gray Television, Inc.*(a)	26,433	365,304
Harte-Hanks, Inc.	42,546	331,859
Martha Stewart Living Omnimedia, Inc. Class A*(a)	6,280	40,820
Media General, Inc.*(a)	14,133	233,053
National CineMedia, Inc.	19,526	294,843
New York Times Co. (The) Class A(a)	12,010	165,258
Nexstar Broadcasting Group, Inc. Class A(a)	4,449	254,572
Salem Media Group, Inc. Class A	15,565	95,880
Scholastic Corp.(a)	17,822	729,633

Total Media		4,971,719
Metals & Mining – 0.7%
Ampco-Pittsburgh Corp.	2,750	48,015
Gold Resource Corp.(a)	29,248	93,301
Haynes International, Inc.(a)	1,452	64,774
Hecla Mining Co.(a)	9,623	28,676
Kaiser Aluminum Corp.(a)	10,323	793,735
Materion Corp.	9,393	360,973
Olympic Steel, Inc.(a)	4,369	58,807
RTI International Metals, Inc.*(a)	12,625	453,364
Schnitzer Steel Industries, Inc. Class A	2,429	38,524
SunCoke Energy, Inc.	8,229	122,941
TimkenSteel Corp.(a)	39,506	1,045,724

Total Metals & Mining		3,108,834
Oil, Gas & Consumable Fuels – 6.3%
Adams Resources & Energy, Inc.	3,242	217,895
Aemetis, Inc.*(a)	13,162	55,544
Alon USA Energy, Inc.(a)	14,739	244,225
Approach Resources, Inc.*(a)	196,131	1,292,503
Bonanza Creek Energy, Inc.*	48,853	1,204,715
Callon Petroleum Co.*(a)	31,670	236,575
Carrizo Oil & Gas, Inc.*(a)	23,016	1,142,744
Clayton Williams Energy, Inc.*(a)	9,881	500,275
Cloud Peak Energy, Inc.*(a)	47,976	279,220
Delek U.S. Holdings, Inc.	68,164	2,709,519

Evolution Petroleum Corp.	4,043	$24,056
Gastar Exploration, Inc.*(a)	32,732	85,758
Green Plains, Inc.(a)	65,384	1,866,713
Jones Energy, Inc. Class A*(a)	8,945	80,326
Laredo Petroleum, Inc.*(a)	184,843	2,410,353
Matador Resources Co.*(a)	56,642	1,241,593
Northern Oil and Gas, Inc.*(a)	161,824	1,247,663
Oasis Petroleum, Inc.*(a)	337,245	4,795,624
Panhandle Oil and Gas, Inc. Class A(a)	12,441	246,207
PDC Energy, Inc.*(a)	21,110	1,140,784
PetroQuest Energy, Inc.*(a)	79,603	183,087
Renewable Energy Group, Inc.*(a)	50,551	466,080
REX American Resources Corp.*(a)	12,530	761,949
Rex Energy Corp.*(a)	18,070	67,220
Ring Energy, Inc.*(a)	8,980	95,368
Rosetta Resources, Inc.*(a)	92,335	1,571,542
Sanchez Energy Corp.*(a)	26,113	339,730
Stone Energy Corp.*(a)	7,775	114,137
Synergy Resources Corp.*(a)	30,777	364,708
Triangle Petroleum Corp.*(a)	241,942	1,216,968
VAALCO Energy, Inc.*(a)	112,109	274,667
W&T Offshore, Inc.	21,100	107,821
Warren Resources, Inc.*(a)	215,057	191,401

Total Oil, Gas & Consumable Fuels		26,776,970
Paper & Forest Products – 1.4%
Boise Cascade Co.*	22,963	860,194
Clearwater Paper Corp.*	17,122	1,118,067
Deltic Timber Corp.(a)	3,118	206,568
Mercer International, Inc.*	95,579	1,468,093
Neenah Paper, Inc.	10,397	650,228
PH Glatfelter Co.	28,572	786,587
Schweitzer-Mauduit International, Inc.(a)	16,172	745,853

Total Paper & Forest Products		5,835,590
Personal Products – 0.5%
Inter Parfums, Inc.(a)	8,956	292,145
Medifast, Inc.*(a)	7,607	227,982
Nutraceutical International Corp.*(a)	8,486	167,174
Revlon, Inc. Class A*	9,340	384,808
USANA Health Sciences, Inc.*(a)	8,272	919,184

Total Personal Products		1,991,293
Pharmaceuticals – 1.1%
ANI Pharmaceuticals, Inc.*(a)	2,165	135,421
Depomed, Inc.*(a)	57,324	1,284,631
Endocyte, Inc.*(a)	18,164	113,707
Lannett Co., Inc.*(a)	24,150	1,635,196
Medicines Co. (The)*(a)	3,774	105,747
Phibro Animal Health Corp. Class A(a)	5,803	205,484
POZEN, Inc.*(a)	9,395	72,529
Prestige Brands Holdings, Inc.*(a)	16,894	724,584
Sagent Pharmaceuticals, Inc.*(a)	5,403	125,620
Sciclone Pharmaceuticals, Inc.*(a)	28,570	253,130
Sucampo Pharmaceuticals, Inc. Class A*	5,125	79,745

Total Pharmaceuticals		4,735,794

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	75

Schedule of Investments (continued)

WisdomTree SmallCap Earnings Fund (EES)

March 31, 2015

Investments	Shares	Value

Professional Services – 2.2%
Advisory Board Co. (The)*(a)	2,811	$149,770
CBIZ, Inc.*(a)	33,656	314,010
CDI Corp.	7,632	107,230
CRA International, Inc.*	5,105	158,868
Exponent, Inc.	5,599	497,751
Franklin Covey Co.*	10,000	192,600
FTI Consulting, Inc.*(a)	14,071	527,100
GP Strategies Corp.*	8,752	323,824
Heidrick & Struggles International, Inc.	3,892	95,665
Huron Consulting Group, Inc.*	14,400	952,560
ICF International, Inc.*(a)	10,934	446,654
Insperity, Inc.(a)	9,528	498,219
Kelly Services, Inc. Class A(a)	16,181	282,197
Kforce, Inc.	10,006	223,234
Korn/Ferry International	28,133	924,732
Mistras Group, Inc.*	12,681	244,236
Navigant Consulting, Inc.*	35,221	456,464
On Assignment, Inc.*(a)	24,962	957,792
Resources Connection, Inc.	15,493	271,128
RPX Corp.*	30,916	444,881
TrueBlue, Inc.*	27,810	677,173
VSE Corp.(a)	5,205	426,185
Willdan Group, Inc.*(a)	5,610	88,862

Total Professional Services		9,261,135
Real Estate Investment Trusts (REITs) – 2.6%
Agree Realty Corp.	5,472	180,412
American Assets Trust, Inc.	4,586	198,482
Armada Hoffler Properties, Inc.(a)	5,969	63,630
Associated Estates Realty Corp.(a)	43,586	1,075,703
Aviv REIT, Inc.	8,951	326,712
CareTrust REIT, Inc.	791	10,726
Chambers Street Properties	31,192	245,793
Chatham Lodging Trust	22,639	665,813
Chesapeake Lodging Trust	14,058	475,582
CorEnergy Infrastructure Trust, Inc.(a)	12,881	89,265
CoreSite Realty Corp.	3,109	151,346
Education Realty Trust, Inc.	5,922	209,520
Empire State Realty Trust, Inc. Class A(a)	57,803	1,087,274
First Potomac Realty Trust(a)	1,298	15,433
Franklin Street Properties Corp.	10,267	131,623
Getty Realty Corp.(a)	12,984	236,309
Government Properties Income Trust(a)	20,732	473,726
Gramercy Property Trust, Inc.(a)	17,074	479,253
Hersha Hospitality Trust	55,050	356,174
Hudson Pacific Properties, Inc.	3,867	128,346
Independence Realty Trust, Inc.	2,969	28,176
Inland Real Estate Corp.(a)	11,950	127,746
LTC Properties, Inc.	13,835	636,410
Monmouth Real Estate Investment Corp. Class A	8,721	96,890
One Liberty Properties, Inc.(a)	5,189	126,715
Potlatch Corp.	19,353	774,894
QTS Realty Trust, Inc. Class A	3,966	144,402

Retail Opportunity Investments Corp.	10,882	$199,141
Sabra Health Care REIT, Inc.(a)	8,585	284,593
Saul Centers, Inc.	5,457	312,140
Select Income REIT(a)	39,070	976,359
Terreno Realty Corp.	2,218	50,570
Universal Health Realty Income Trust	7,309	411,131
Urstadt Biddle Properties, Inc. Class A	5,587	128,836
Whitestone REIT(a)	3,650	57,962

Total Real Estate Investment Trusts (REITs)		10,957,087
Real Estate Management & Development – 1.2%
Alexander & Baldwin, Inc.	8,225	355,155
Consolidated-Tomoka Land Co.(a)	1,243	74,157
Forestar Group, Inc.*(a)	22,084	348,265
FRP Holdings, Inc.*(a)	3,111	113,240
Marcus & Millichap, Inc.*(a)	7,047	264,122
St. Joe Co. (The)*(a)	214,101	3,973,715
Tejon Ranch Co.*(a)	1,002	26,503

Total Real Estate Management & Development		5,155,157
Road & Rail – 0.7%
ArcBest Corp.(a)	10,047	380,681
Celadon Group, Inc.(a)	10,863	295,691
Covenant Transportation Group, Inc. Class A*	4,636	153,730
Marten Transport Ltd.(a)	14,878	345,170
PAM Transportation Services, Inc.*	816	46,732
Patriot Transportation Holding, Inc.*(a)	1,038	25,919
Quality Distribution, Inc.*	19,132	197,634
Roadrunner Transportation Systems, Inc.*(a)	25,059	633,241
Saia, Inc.*	9,408	416,774
Universal Truckload Services, Inc.	17,314	435,966

Total Road & Rail		2,931,538
Semiconductors & Semiconductor Equipment – 2.9%
Advanced Energy Industries, Inc.*(a)	34,237	878,521
Amkor Technology, Inc.*	254,378	2,247,430
Brooks Automation, Inc.(a)	1,342	15,608
Cabot Microelectronics Corp.*(a)	11,961	597,691
Cascade Microtech, Inc.*(a)	10,797	146,623
Ceva, Inc.*(a)	2,875	61,295
Cirrus Logic, Inc.*	37,157	1,235,842
Diodes, Inc.*	22,763	650,111
DSP Group, Inc.*	1,704	20,414
Entegris, Inc.*(a)	14,896	203,926
Integrated Silicon Solution, Inc.	10,525	188,292
Intersil Corp. Class A(a)	38,019	544,432
IXYS Corp.	8,724	107,480
Kulicke & Soffa Industries, Inc.*	48,787	762,541
Lattice Semiconductor Corp.*(a)	65,877	417,660
Mattson Technology, Inc.*(a)	24,777	97,621
Micrel, Inc.	11,169	168,429
Monolithic Power Systems, Inc.(a)	7,585	399,350
OmniVision Technologies, Inc.*	40,748	1,074,525
PDF Solutions, Inc.*	16,857	302,077
Pericom Semiconductor Corp.	4,864	75,246

See Notes to Financial Statements.

76	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree SmallCap Earnings Fund (EES)

March 31, 2015

Investments	Shares	Value

Photronics, Inc.*(a)	13,685	$116,323
Power Integrations, Inc.(a)	12,989	676,467
Rambus, Inc.*(a)	7,386	92,879
Tessera Technologies, Inc.	26,802	1,079,585
Ultra Clean Holdings, Inc.*	17,636	126,097
Xcerra Corp.*	15,383	136,755

Total Semiconductors & Semiconductor Equipment		12,423,220
Software – 1.5%
Advent Software, Inc.(a)	16,432	724,816
American Software, Inc. Class A(a)	12,485	127,597
Aware, Inc.	12,347	54,327
Barracuda Networks, Inc.*	527	20,274
Comverse, Inc.*	3,462	68,201
Ebix, Inc.(a)	39,613	1,203,443
Ellie Mae, Inc.*(a)	3,112	172,125
EnerNOC, Inc.*(a)	13,937	158,882
Epiq Systems, Inc.	1,649	29,567
ePlus, Inc.*	6,070	527,665
Glu Mobile, Inc.*(a)	8,930	44,739
Monotype Imaging Holdings, Inc.	12,157	396,804
NetScout Systems, Inc.*(a)	17,169	752,861
Paycom Software, Inc.*(a)	982	31,483
Pegasystems, Inc.(a)	15,168	329,904
Progress Software Corp.*	20,349	552,882
QAD, Inc. Class A	5,191	125,622
Qualys, Inc.*(a)	1,380	64,142
Synchronoss Technologies, Inc.*(a)	11,561	548,685
Tangoe, Inc.*(a)	1,743	24,053
TiVo, Inc.*(a)	21,667	229,887
Zix Corp.*(a)	25,359	99,661

Total Software		6,287,620
Specialty Retail – 4.3%
America’s Car-Mart, Inc.*(a)	4,972	269,731
ANN, Inc.*	21,052	863,764
Big 5 Sporting Goods Corp.	14,446	191,698
Brown Shoe Co., Inc.	22,146	726,389
Build-A-Bear Workshop, Inc.*	4,013	78,855
Cato Corp. (The) Class A	14,460	572,616
Children’s Place, Inc. (The)(a)	10,995	705,769
Christopher & Banks Corp.*	31,800	176,808
Citi Trends, Inc.*	3,008	81,216
Conn’s, Inc.*(a)	60,964	1,845,990
Container Store Group, Inc. (The)*(a)	7,398	140,932
Destination Maternity Corp.	9,390	141,413
Express, Inc.*	64,527	1,066,631
Finish Line, Inc. (The) Class A	31,094	762,425
Francesca’s Holdings Corp.*(a)	26,759	476,310
Haverty Furniture Cos., Inc.	14,770	367,478
Hibbett Sports, Inc.*(a)	15,638	767,200
Kirkland’s, Inc.*(a)	7,092	168,435
Lumber Liquidators Holdings, Inc.*	12,115	372,900
MarineMax, Inc.*(a)	6,094	161,552
Monro Muffler Brake, Inc.(a)	11,588	753,799

New York & Co., Inc.*(a)	15,640	$39,100
Outerwall, Inc.(a)	15,633	1,033,654
Pep Boys-Manny Moe & Jack (The)*(a)	10,168	97,816
Pier 1 Imports, Inc.(a)	74,060	1,035,359
Rent-A-Center, Inc.(a)	27,549	755,945
Select Comfort Corp.*	23,458	808,597
Shoe Carnival, Inc.	9,870	290,573
Sonic Automotive, Inc. Class A(a)	38,347	954,840
Sportsman’s Warehouse Holdings, Inc.*	16,543	132,179
Stage Stores, Inc.	10,169	233,073
Stein Mart, Inc.	16,314	203,109
Tile Shop Holdings, Inc.*(a)	12,573	152,259
Tilly’s, Inc. Class A*(a)	17,204	269,243
Vitamin Shoppe, Inc.*(a)	14,356	591,324
West Marine, Inc.*	1,154	10,698
Winmark Corp.(a)	2,457	215,159
Zumiez, Inc.*(a)	13,283	534,641

Total Specialty Retail		18,049,480
Technology Hardware, Storage & Peripherals – 0.4%
Cray, Inc.*(a)	12,165	341,593
Dot Hill Systems Corp.*	6,103	32,346
Immersion Corp.*(a)	48,472	444,973
Super Micro Computer, Inc.*(a)	23,191	770,173

Total Technology Hardware, Storage & Peripherals		1,589,085
Textiles, Apparel & Luxury Goods – 0.8%
Cherokee, Inc.	4,424	86,180
Culp, Inc.	9,151	244,789
Movado Group, Inc.(a)	19,153	546,244
Oxford Industries, Inc.	8,651	652,718
Perry Ellis International, Inc.*(a)	1,978	45,811
Superior Uniform Group, Inc.	8,610	163,332
Tumi Holdings, Inc.*(a)	25,864	632,633
Unifi, Inc.*(a)	11,381	410,740
Vera Bradley, Inc.*(a)	25,789	418,555
Vince Holding Corp.*	4,667	86,573

Total Textiles, Apparel & Luxury Goods		3,287,575
Thrifts & Mortgage Finance – 2.6%
Astoria Financial Corp.(a)	60,879	788,383
Bank Mutual Corp.(a)	19,372	141,803
BankFinancial Corp.(a)	6,050	79,497
BBX Capital Corp. Class A*(a)	27,737	515,908
Beneficial Bancorp, Inc.*(a)	13,857	156,446
BofI Holding, Inc.*(a)	7,297	678,913
Brookline Bancorp, Inc.	36,282	364,634
Capitol Federal Financial, Inc.(a)	56,188	702,350
Clifton Bancorp, Inc.(a)	4,460	62,931
Dime Community Bancshares, Inc.	26,126	420,629
Federal Agricultural Mortgage Corp. Class C(a)	15,500	436,945
First Defiance Financial Corp.	6,847	224,719
First Financial Northwest, Inc.	9,463	116,868
Flagstar Bancorp, Inc.*	45,155	655,199
Fox Chase Bancorp, Inc.(a)	4,212	70,888
Home Bancorp, Inc.	3,474	73,892
HomeStreet, Inc.*	9,237	169,222

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	77

Schedule of Investments (concluded)

WisdomTree SmallCap Earnings Fund (EES)

March 31, 2015

Investments	Shares	Value

Kearny Financial Corp.*(a)	7,054	$95,793
Ladder Capital Corp. Class A*(a)	29,271	541,806
Meridian Bancorp, Inc.*	16,788	221,098
Meta Financial Group, Inc.	4,118	163,608
Northfield Bancorp, Inc.(a)	13,349	197,832
Northwest Bancshares, Inc.(a)	48,639	576,372
OceanFirst Financial Corp.	9,730	168,037
Oritani Financial Corp.(a)	26,053	379,071
PennyMac Financial Services, Inc. Class A*(a)	18,849	319,868
Provident Financial Services, Inc.(a)	37,075	691,449
Territorial Bancorp, Inc.(a)	6,204	147,407
TrustCo Bank Corp.(a)	58,339	401,372
United Community Financial Corp.(a)	89,249	487,300
United Financial Bancorp, Inc.	5,121	63,654
Walker & Dunlop, Inc.*	26,140	463,462
Waterstone Financial, Inc.	9,054	116,253
WSFS Financial Corp.(a)	6,597	498,931

Total Thrifts & Mortgage Finance		11,192,540
Tobacco – 0.2%
Universal Corp.(a)	18,794	886,325
Trading Companies & Distributors – 1.3%
Beacon Roofing Supply, Inc.*(a)	21,353	668,349
CAI International, Inc.*	29,076	714,397
DXP Enterprises, Inc.*	14,198	625,990
H&E Equipment Services, Inc.(a)	21,601	539,809
Houston Wire & Cable Co.(a)	13,036	126,840
Kaman Corp.(a)	13,958	592,238
Rush Enterprises, Inc. Class A*(a)	23,372	639,458
Stock Building Supply Holdings, Inc.*	7,019	126,763
TAL International Group, Inc.*	33,749	1,374,597
Willis Lease Finance Corp.*	7,027	130,562

Total Trading Companies & Distributors		5,539,003
Transportation Infrastructure – 0.3%
Wesco Aircraft Holdings, Inc.*(a)	81,834	1,253,697
Water Utilities – 0.7%
American States Water Co.(a)	19,148	763,814
Artesian Resources Corp. Class A(a)	4,658	99,635
California Water Service Group	29,890	732,604
Connecticut Water Service, Inc.(a)	7,195	261,394
Middlesex Water Co.(a)	9,284	211,304
SJW Corp.(a)	18,949	585,714
York Water Co.(a)	5,752	139,658

Total Water Utilities		2,794,123
Wireless Telecommunication Services – 0.2%
NTELOS Holdings Corp.(a)	5,194	24,931
Shenandoah Telecommunications Co.(a)	11,882	370,243
Spok Holdings, Inc.	14,804	283,793

Total Wireless Telecommunication Services		678,967
Total United States		418,946,412
TOTAL COMMON STOCKS (Cost: $392,085,647)		420,548,651

EXCHANGE-TRADED FUND – 0.3%
United States – 0.3%
WisdomTree MidCap Earnings Fund(a)(b) (Cost: $1,126,756)	11,956	$1,153,993
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 30.0%
United States – 30.0%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c)
(Cost: $126,452,081)(d)	126,452,081	126,452,081
TOTAL INVESTMENTS IN SECURITIES – 129.9% (Cost: $519,664,484)		548,154,725
Liabilities in Excess of Cash and Other Assets – (29.9)%		(126,033,421)

NET ASSETS – 100.0%		$422,121,304
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Affiliated company (See Note 7).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $126,317,093 and the total market value of the collateral held by the Fund was $129,728,464. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $3,276,383. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

78	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments

WisdomTree Total Dividend Fund (DTD)

March 31, 2015

Investments	Shares	Value

COMMON STOCKS – 99.6%
United States – 99.6%
Aerospace & Defense – 2.8%
American Science & Engineering, Inc.(a)	1,109	$54,186
Boeing Co. (The)(a)	24,035	3,607,173
Curtiss-Wright Corp.	429	31,720
Exelis, Inc.	6,639	161,792
General Dynamics Corp.	8,386	1,138,232
Honeywell International, Inc.	23,643	2,466,201
Huntington Ingalls Industries, Inc.	1,092	153,044
L-3 Communications Holdings, Inc.	2,404	302,399
Lockheed Martin Corp.	14,136	2,869,042
Northrop Grumman Corp.	5,592	900,088
Orbital ATK, Inc.	501	38,392
Raytheon Co.	9,844	1,075,457
Rockwell Collins, Inc.(a)	2,655	256,340
Textron, Inc.	1,284	56,920
United Technologies Corp.	26,848	3,146,586

Total Aerospace & Defense		16,257,572
Air Freight & Logistics – 0.5%
C.H. Robinson Worldwide, Inc.(a)	3,858	282,483
Expeditors International of Washington, Inc.	3,955	190,552
FedEx Corp.	1,805	298,637
United Parcel Service, Inc. Class B	24,279	2,353,606

Total Air Freight & Logistics		3,125,278
Airlines – 0.2%
Alaska Air Group, Inc.	1,610	106,550
American Airlines Group, Inc.	8,342	440,291
Delta Air Lines, Inc.	8,766	394,119
Southwest Airlines Co.	5,500	243,650

Total Airlines		1,184,610
Auto Components – 0.3%
BorgWarner, Inc.	3,357	203,031
Cooper Tire & Rubber Co.(a)	1,987	85,123
Dana Holding Corp.(a)	2,552	54,000
Gentex Corp.	7,532	137,836
Goodyear Tire & Rubber Co. (The)	4,245	114,955
Johnson Controls, Inc.	20,727	1,045,470
Lear Corp.	1,079	119,575

Total Auto Components		1,759,990
Automobiles – 1.1%
Ford Motor Co.	175,260	2,828,696
General Motors Co.	84,345	3,162,938
Harley-Davidson, Inc.	4,937	299,873
Thor Industries, Inc.	1,723	108,911

Total Automobiles		6,400,418
Banks – 6.1%
1st Source Corp.(a)	2,040	65,545
Arrow Financial Corp.(a)	2,868	77,866
Associated Banc-Corp.(a)	5,305	98,673
Banc of California, Inc.	7,065	86,970
BancorpSouth, Inc.(a)	2,854	66,270

Bank of America Corp.	170,054	$2,617,131
Bank of Hawaii Corp.(a)	1,926	117,890
Bank of the Ozarks, Inc.(a)	1,878	69,355
BankUnited, Inc.	4,356	142,615
BB&T Corp.	24,891	970,500
Berkshire Hills Bancorp, Inc.	3,130	86,701
BOK Financial Corp.(a)	2,458	150,479
Cathay General Bancorp(a)	2,855	81,225
Chemical Financial Corp.	2,058	64,539
CIT Group, Inc.	3,109	140,278
Citigroup, Inc.	3,587	184,802
City Holding Co.(a)	1,267	59,587
City National Corp.	1,267	112,864
Comerica, Inc.(a)	4,384	197,850
Commerce Bancshares, Inc.(a)	2,621	110,921
Community Bank System, Inc.(a)	2,354	83,308
Community Trust Bancorp, Inc.	1,717	56,936
Cullen/Frost Bankers, Inc.(a)	2,140	147,831
CVB Financial Corp.(a)	5,736	91,432
East West Bancorp, Inc.	4,170	168,718
Fifth Third Bancorp	29,353	553,304
First Commonwealth Financial Corp.	9,917	89,253
First Financial Bancorp	5,498	97,919
First Financial Bankshares, Inc.(a)	2,798	77,337
First Financial Corp.(a)	1,899	68,155
First Horizon National Corp.(a)	5,516	78,824
First Niagara Financial Group, Inc.(a)	19,363	171,169
First Republic Bank(a)	2,003	114,351
FirstMerit Corp.(a)	8,482	161,667
Flushing Financial Corp.	2,332	46,803
FNB Corp.	9,852	129,455
Fulton Financial Corp.	6,443	79,507
Glacier Bancorp, Inc.(a)	2,921	73,463
Hancock Holding Co.	3,460	103,316
Hudson Valley Holding Corp.	2,116	54,085
Huntington Bancshares, Inc.	24,926	275,432
Iberiabank Corp.	1,229	77,464
Independent Bank Corp.	2,089	91,644
Investors Bancorp, Inc.(a)	8,233	96,491
JPMorgan Chase & Co.	137,766	8,345,864
KeyCorp	22,833	323,315
M&T Bank Corp.(a)	4,214	535,178
MB Financial, Inc.	2,216	69,383
National Penn Bancshares, Inc.	9,210	99,192
NBT Bancorp, Inc.(a)	3,875	97,107
Old National Bancorp	6,877	97,585
PacWest Bancorp(a)	6,091	285,607
Park National Corp.(a)	1,588	135,869
Penns Woods Bancorp, Inc.(a)	1,261	61,676
PNC Financial Services Group, Inc. (The)	15,756	1,469,089
Prosperity Bancshares, Inc.(a)	2,088	109,578
Regions Financial Corp.	40,306	380,892
Renasant Corp.	2,052	61,663
S&T Bancorp, Inc.(a)	2,483	70,468

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	79

Schedule of Investments (continued)

WisdomTree Total Dividend Fund (DTD)

March 31, 2015

Investments	Shares	Value

Stock Yards Bancorp, Inc.(a)	1,722	$59,288
SunTrust Banks, Inc.	13,912	571,644
Susquehanna Bancshares, Inc.	7,352	100,796
Synovus Financial Corp.	3,256	91,201
TCF Financial Corp.	3,565	56,042
Tompkins Financial Corp.(a)	1,666	89,714
Trustmark Corp.(a)	5,132	124,605
U.S. Bancorp	56,339	2,460,324
UMB Financial Corp.(a)	1,066	56,381
Umpqua Holdings Corp.(a)	10,851	186,420
United Bankshares, Inc.(a)	3,436	129,125
Univest Corp. of Pennsylvania	3,409	67,464
Valley National Bancorp(a)	18,425	173,932
Washington Trust Bancorp, Inc.(a)	2,137	81,612
Webster Financial Corp.	3,624	134,269
Wells Fargo & Co.	188,668	10,263,539
WesBanco, Inc.	2,689	87,608
Westamerica Bancorp(a)	2,147	92,772
Zions Bancorp(a)	2,718	73,386

Total Banks		35,532,513
Beverages – 2.5%
Brown-Forman Corp. Class A(a)	2,070	187,915
Brown-Forman Corp. Class B	2,160	195,156
Coca-Cola Co. (The)	182,722	7,409,377
Coca-Cola Enterprises, Inc.	7,581	335,080
Dr. Pepper Snapple Group, Inc.	6,293	493,875
Molson Coors Brewing Co. Class B	4,643	345,671
PepsiCo, Inc.	57,931	5,539,362

Total Beverages		14,506,436
Biotechnology – 0.5%
Amgen, Inc.	15,806	2,526,589
PDL BioPharma, Inc.(a)	18,162	127,770

Total Biotechnology		2,654,359
Building Products – 0.1%
A.O. Smith Corp.	1,504	98,753
Fortune Brands Home & Security, Inc.	2,805	133,181
Lennox International, Inc.	1,085	121,184
Masco Corp.	8,382	223,799
Owens Corning	3,457	150,034
Simpson Manufacturing Co., Inc.	1,830	68,387

Total Building Products		795,338
Capital Markets – 1.9%
Ameriprise Financial, Inc.	4,754	622,013
Arlington Asset Investment Corp. Class A(a)	4,868	117,124
Artisan Partners Asset Management, Inc. Class A(a)	2,162	98,284
Bank of New York Mellon Corp. (The)	26,640	1,071,994
BGC Partners, Inc. Class A	18,253	172,491
BlackRock, Inc.	5,150	1,884,076
Charles Schwab Corp. (The)	15,625	475,625
Cohen & Steers, Inc.(a)	1,891	77,436
Eaton Vance Corp.(a)	4,269	177,761
Evercore Partners, Inc. Class A	1,385	71,549

Federated Investors, Inc. Class B(a)	4,610	$156,233
Franklin Resources, Inc.	7,818	401,220
FXCM, Inc. Class A(a)	2,704	5,759
Goldman Sachs Group, Inc. (The)	7,641	1,436,279
Greenhill & Co., Inc.(a)	2,378	94,288
Janus Capital Group, Inc.(a)	6,892	118,473
Legg Mason, Inc.	2,226	122,875
LPL Financial Holdings, Inc.(a)	3,213	140,922
Morgan Stanley	30,682	1,095,041
Northern Trust Corp.	6,258	435,870
NorthStar Asset Management Group, Inc.	5,359	125,079
Raymond James Financial, Inc.	2,761	156,770
SEI Investments Co.	2,974	131,124
State Street Corp.	9,546	701,917
T. Rowe Price Group, Inc.(a)	7,568	612,857
TD Ameritrade Holding Corp.	13,590	506,363
Waddell & Reed Financial, Inc. Class A	3,653	180,970

Total Capital Markets		11,190,393
Chemicals – 2.5%
A. Schulman, Inc.	1,988	95,822
Air Products & Chemicals, Inc.	6,626	1,002,381
Airgas, Inc.	2,018	214,130
Albemarle Corp.	3,325	175,693
Ashland, Inc.	1,200	152,772
Axiall Corp.	2,112	99,137
Cabot Corp.	2,595	116,775
Celanese Corp. Series A	3,671	205,062
CF Industries Holdings, Inc.	1,633	463,249
Cytec Industries, Inc.	1,316	71,117
Dow Chemical Co. (The)	63,307	3,037,470
E.I. du Pont de Nemours & Co.	33,953	2,426,621
Eastman Chemical Co.	4,018	278,287
Ecolab, Inc.	4,460	510,135
FMC Corp.(a)	2,061	117,992
FutureFuel Corp.	4,228	43,422
H.B. Fuller Co.	1,142	48,958
Huntsman Corp.(a)	7,410	164,280
Innophos Holdings, Inc.	1,601	90,232
International Flavors & Fragrances, Inc.	2,231	261,919
Kronos Worldwide, Inc.(a)	9,363	118,442
Monsanto Co.(a)	11,046	1,243,117
Mosaic Co. (The)	10,336	476,076
NewMarket Corp.(a)	279	133,306
Olin Corp.(a)	4,872	156,099
PolyOne Corp.	1,434	53,560
PPG Industries, Inc.	2,363	532,951
Praxair, Inc.	8,291	1,001,055
RPM International, Inc.	4,067	195,175
Scotts Miracle-Gro Co. (The) Class A	2,629	176,590
Sensient Technologies Corp.	1,526	105,111
Sherwin-Williams Co. (The)	1,239	352,495
Sigma-Aldrich Corp.	1,208	167,006
Valhi, Inc.(a)	7,056	43,959

See Notes to Financial Statements.

80	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree Total Dividend Fund (DTD)

March 31, 2015

Investments	Shares	Value

Valspar Corp. (The)	1,596	$134,112
Westlake Chemical Corp.	2,334	167,908

Total Chemicals		14,632,416
Commercial Services & Supplies – 0.8%
ABM Industries, Inc.	3,228	102,844
ADT Corp. (The)(a)	6,217	258,130
Brady Corp. Class A	3,010	85,153
Cintas Corp.	2,116	172,729
Courier Corp.	2,906	71,139
Covanta Holding Corp.(a)	7,814	175,268
Deluxe Corp.	1,777	123,111
Ennis, Inc.	4,298	60,688
Healthcare Services Group, Inc.(a)	3,137	100,792
Herman Miller, Inc.	1,715	47,608
HNI Corp.(a)	2,024	111,664
KAR Auction Services, Inc.	6,086	230,842
Knoll, Inc.	3,872	90,721
McGrath RentCorp	1,725	56,770
Mobile Mini, Inc.	1,694	72,232
MSA Safety, Inc.	1,387	69,184
Pitney Bowes, Inc.	8,728	203,537
Quad/Graphics, Inc.	2,946	67,699
R.R. Donnelley & Sons Co.(a)	17,879	343,098
Republic Services, Inc.	13,447	545,410
Rollins, Inc.	5,257	129,993
Steelcase, Inc. Class A	3,488	66,063
U.S. Ecology, Inc.(a)	922	46,072
United Stationers, Inc.(a)	1,247	51,115
Waste Connections, Inc.	1,981	95,365
Waste Management, Inc.	19,096	1,035,576
West Corp.	4,092	138,023

Total Commercial Services & Supplies		4,550,826
Communications Equipment – 1.8%
Brocade Communications Systems, Inc.	7,613	90,328
Cisco Systems, Inc.	201,049	5,533,874
Comtech Telecommunications Corp.	1,819	52,660
Harris Corp.	3,769	296,846
InterDigital, Inc.(a)	1,340	67,992
Juniper Networks, Inc.	11,191	252,693
Motorola Solutions, Inc.	7,379	491,958
Plantronics, Inc.(a)	1,039	55,015
QUALCOMM, Inc.	54,963	3,811,134

Total Communications Equipment		10,652,500
Construction & Engineering – 0.0%
Fluor Corp.	3,380	193,201
KBR, Inc.(a)	5,277	76,411

Total Construction & Engineering		269,612
Construction Materials – 0.1%
Eagle Materials, Inc.	708	59,160
Martin Marietta Materials, Inc.	1,461	204,248
Vulcan Materials Co.	933	78,652

Total Construction Materials		342,060

Consumer Finance – 0.6%
American Express Co.	16,747	$1,308,275
Capital One Financial Corp.	11,484	905,169
Discover Financial Services	9,898	557,752
Navient Corp.	15,736	319,913
Nelnet, Inc. Class A	713	33,739
Santander Consumer USA Holdings, Inc.(a)	16,662	385,559

Total Consumer Finance		3,510,407
Containers & Packaging – 0.3%
AptarGroup, Inc.(a)	1,838	116,750
Avery Dennison Corp.	3,325	175,926
Ball Corp.	1,602	113,165
Bemis Co., Inc.	3,923	181,674
Greif, Inc. Class A	654	25,683
Greif, Inc. Class B(a)	2,230	102,580
MeadWestvaco Corp.	5,447	271,642
Packaging Corp. of America	2,909	227,455
Rock-Tenn Co. Class A	2,545	164,152
Sealed Air Corp.	3,905	177,912
Silgan Holdings, Inc.	1,234	71,732
Sonoco Products Co.	4,246	193,023

Total Containers & Packaging		1,821,694
Distributors – 0.1%
Genuine Parts Co.(a)	4,800	447,312
Pool Corp.	1,293	90,200

Total Distributors		537,512
Diversified Consumer Services – 0.1%
Collectors Universe, Inc.	1,445	32,599
DeVry Education Group, Inc.	1,204	40,166
Graham Holdings Co. Class B	109	114,410
H&R Block, Inc.(a)	9,554	306,397
Service Corp. International	5,008	130,458
Sotheby’s(a)	1,066	45,049

Total Diversified Consumer Services		669,079
Diversified Financial Services – 0.5%
CBOE Holdings, Inc.	1,871	107,405
CME Group, Inc.	10,128	959,223
Intercontinental Exchange, Inc.	1,821	424,785
Leucadia National Corp.	6,285	140,092
MarketAxess Holdings, Inc.	664	55,045
McGraw Hill Financial, Inc.	5,317	549,778
Moody’s Corp.	3,636	377,417
MSCI, Inc.	2,686	164,679
NASDAQ OMX Group, Inc. (The)	3,185	162,244

Total Diversified Financial Services		2,940,668
Diversified Telecommunication Services – 5.2%
AT&T, Inc.	412,263	13,460,387
Atlantic Tele-Network, Inc.	481	33,295
CenturyLink, Inc.	47,080	1,626,614
Cogent Communications Holdings, Inc.(a)	2,649	93,589
Consolidated Communications Holdings, Inc.(a)	5,412	110,405
Frontier Communications Corp.(a)	89,234	629,099

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	81

Schedule of Investments (continued)

WisdomTree Total Dividend Fund (DTD)

March 31, 2015

Investments	Shares	Value

Verizon Communications, Inc.	278,537	$13,545,254
Windstream Holdings, Inc.	95,797	708,898

Total Diversified Telecommunication Services		30,207,541
Electric Utilities – 3.1%
ALLETE, Inc.	3,007	158,649
American Electric Power Co., Inc.	25,591	1,439,494
Cleco Corp.	2,498	136,191
Duke Energy Corp.	37,573	2,884,855
Edison International	10,062	628,573
El Paso Electric Co.	3,000	115,920
Empire District Electric Co. (The)	3,992	99,081
Entergy Corp.	9,164	710,118
Eversource Energy	13,118	662,721
Exelon Corp.(a)	40,909	1,374,952
FirstEnergy Corp.	21,764	763,046
Great Plains Energy, Inc.	7,537	201,087
Hawaiian Electric Industries, Inc.	5,806	186,489
IDACORP, Inc.(a)	2,560	160,947
ITC Holdings Corp.(a)	4,218	157,880
MGE Energy, Inc.	2,015	89,305
NextEra Energy, Inc.	17,559	1,827,014
NRG Yield, Inc. Class A(a)	1,814	92,024
OGE Energy Corp.(a)	8,315	262,837
Otter Tail Corp.	3,273	105,292
Pepco Holdings, Inc.	14,058	377,176
Pinnacle West Capital Corp.	5,573	355,279
PNM Resources, Inc.	3,580	104,536
Portland General Electric Co.(a)	3,860	143,167
PPL Corp.	38,950	1,311,057
Southern Co. (The)(a)	54,341	2,406,220
UIL Holdings Corp.	3,741	192,362
Westar Energy, Inc.(a)	6,246	242,095
Xcel Energy, Inc.	23,544	819,567

Total Electric Utilities		18,007,934
Electrical Equipment – 0.5%
AMETEK, Inc.	2,624	137,865
Babcock & Wilcox Co. (The)	4,164	133,623
Emerson Electric Co.	31,120	1,762,015
EnerSys(a)	1,089	69,957
General Cable Corp.(a)	4,987	85,926
Hubbell, Inc. Class B	1,873	205,318
Regal-Beloit Corp.	991	79,201
Rockwell Automation, Inc.	4,663	540,861

Total Electrical Equipment		3,014,766
Electronic Equipment, Instruments & Components – 0.3%
Amphenol Corp. Class A	4,198	247,388
Avnet, Inc.	2,804	124,778
AVX Corp.	7,038	100,432
CDW Corp.	2,048	76,268
Corning, Inc.	34,957	792,825
Electro Rent Corp.	3,506	39,758
FEI Co.(a)	766	58,476
FLIR Systems, Inc.	2,707	84,675

Jabil Circuit, Inc.	4,884	$114,188
MTS Systems Corp.(a)	1,118	84,577
National Instruments Corp.	4,228	135,465

Total Electronic Equipment, Instruments & Components		1,858,830
Energy Equipment & Services – 0.7%
Baker Hughes, Inc.	7,545	479,711
Bristow Group, Inc.(a)	1,268	69,043
CARBO Ceramics, Inc.(a)	1,449	44,209
Diamond Offshore Drilling, Inc.(a)	19,730	528,567
Gulfmark Offshore, Inc. Class A(a)	2,775	36,186
Halliburton Co.	22,238	975,803
Helmerich & Payne, Inc.(a)	6,653	452,870
National Oilwell Varco, Inc.	17,998	899,720
Oceaneering International, Inc.	2,678	144,424
Patterson-UTI Energy, Inc.	6,092	114,377
RPC, Inc.(a)	11,105	142,255
Superior Energy Services, Inc.(a)	4,138	92,443
Tidewater, Inc.(a)	2,750	52,635
U.S. Silica Holdings, Inc.(a)	1,557	55,445

Total Energy Equipment & Services		4,087,688
Food & Staples Retailing – 2.7%
Casey’s General Stores, Inc.	616	55,502
Costco Wholesale Corp.	6,260	948,359
CVS Health Corp.	20,078	2,072,250
Kroger Co. (The)	8,657	663,646
Sysco Corp.	24,497	924,272
Wal-Mart Stores, Inc.	102,812	8,456,287
Walgreens Boots Alliance, Inc.	23,753	2,011,404
Weis Markets, Inc.(a)	1,438	71,555
Whole Foods Market, Inc.	5,419	282,221
Total Food & Staples Retailing		15,485,496
Food Products – 2.0%
Archer-Daniels-Midland Co.	17,200	815,280
B&G Foods, Inc.(a)	4,077	119,986
Campbell Soup Co.(a)	12,635	588,159
ConAgra Foods, Inc.	15,902	580,900
Dean Foods Co.(a)	3,091	51,094
Flowers Foods, Inc.(a)	8,265	187,946
General Mills, Inc.	25,921	1,467,129
Hershey Co. (The)(a)	4,831	487,496
Hormel Foods Corp.	5,934	337,348
Ingredion, Inc.	2,116	164,667
J.M. Smucker Co. (The)(a)	3,447	398,921
Kellogg Co.	14,483	955,154
Keurig Green Mountain, Inc.(a)	1,902	212,510
Kraft Foods Group, Inc.	30,926	2,694,118
Lancaster Colony Corp.	939	89,365
McCormick & Co., Inc. Non-Voting Shares(a)	3,317	255,774
Mead Johnson Nutrition Co.	4,339	436,200
Mondelez International, Inc. Class A	37,667	1,359,402
Pinnacle Foods, Inc.	4,409	179,931
Sanderson Farms, Inc.(a)	364	28,993
Snyder’s-Lance, Inc.	3,003	95,976

See Notes to Financial Statements.

82	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree Total Dividend Fund (DTD)

March 31, 2015

Investments	Shares	Value

Tyson Foods, Inc. Class A	4,209	$161,205

Total Food Products		11,667,554
Gas Utilities – 0.3%
AGL Resources, Inc.	5,988	297,304
Atmos Energy Corp.	3,926	217,108
Laclede Group, Inc. (The)(a)	2,139	109,559
National Fuel Gas Co.(a)	2,499	150,765
New Jersey Resources Corp.	3,352	104,113
Northwest Natural Gas Co.(a)	2,397	114,936
ONE Gas, Inc.(a)	2,009	86,849
Piedmont Natural Gas Co., Inc.	3,609	133,208
Questar Corp.(a)	7,830	186,824
South Jersey Industries, Inc.	1,699	92,222
Southwest Gas Corp.	1,599	93,014
UGI Corp.	5,756	187,588
WGL Holdings, Inc.(a)	2,599	146,584

Total Gas Utilities		1,920,074
Health Care Equipment & Supplies – 1.1%
Abbott Laboratories	41,842	1,938,540
Baxter International, Inc.	21,372	1,463,982
Becton, Dickinson and Co.	4,241	608,965
C.R. Bard, Inc.	488	81,667
CONMED Corp.	1,765	89,115
DENTSPLY International, Inc.	1,096	55,775
Hill-Rom Holdings, Inc.	1,385	67,865
Meridian Bioscience, Inc.(a)	4,687	89,428
ResMed, Inc.(a)	4,190	300,758
St. Jude Medical, Inc.	6,372	416,729
STERIS Corp.	1,257	88,329
Stryker Corp.	6,925	638,831
Teleflex, Inc.(a)	826	99,806
West Pharmaceutical Services, Inc.	1,062	63,943
Zimmer Holdings, Inc.	1,802	211,771

Total Health Care Equipment & Supplies		6,215,504
Health Care Providers & Services – 1.1%
Aetna, Inc.	5,549	591,135
AmerisourceBergen Corp.	3,931	446,837
Anthem, Inc.	5,311	820,072
Cardinal Health, Inc.	7,824	706,272
HealthSouth Corp.(a)	2,779	123,276
Humana, Inc.	1,657	294,979
Kindred Healthcare, Inc.	2,705	64,352
Landauer, Inc.(a)	1,411	49,583
McKesson Corp.	1,525	344,955
National Healthcare Corp.(a)	1,232	78,491
Omnicare, Inc.	1,370	105,572
Owens & Minor, Inc.(a)	2,395	81,047
Patterson Cos., Inc.(a)	2,654	129,489
Quest Diagnostics, Inc.(a)	3,858	296,487
Select Medical Holdings Corp.	6,764	100,310
UnitedHealth Group, Inc.	20,362	2,408,621

Total Health Care Providers & Services		6,641,478

Health Care Technology – 0.0%
Computer Programs & Systems, Inc.(a)	1,353	$73,414
Quality Systems, Inc.(a)	5,355	85,573

Total Health Care Technology		158,987
Hotels, Restaurants & Leisure – 2.4%
Aramark	4,167	131,802
Bob Evans Farms, Inc.(a)	1,410	65,227
Brinker International, Inc.(a)	2,231	137,340
Cheesecake Factory, Inc. (The)(a)	1,256	61,958
Choice Hotels International, Inc.	1,400	89,698
Cracker Barrel Old Country Store, Inc.(a)	1,136	172,831
Darden Restaurants, Inc.	7,249	502,646
DineEquity, Inc.	966	103,372
Domino’s Pizza, Inc.	919	92,405
Dunkin’ Brands Group, Inc.(a)	2,981	141,776
International Game Technology	8,878	154,566
Las Vegas Sands Corp.(a)	40,160	2,210,406
Marriott International, Inc. Class A(a)	4,295	344,974
McDonald’s Corp.	50,299	4,901,135
SeaWorld Entertainment, Inc.(a)	6,573	126,727
Six Flags Entertainment Corp.(a)	6,221	301,159
Speedway Motorsports, Inc.	3,481	79,193
Starbucks Corp.	15,930	1,508,571
Starwood Hotels & Resorts Worldwide, Inc.(a)	4,497	375,500
Texas Roadhouse, Inc.(a)	2,536	92,386
Vail Resorts, Inc.	1,125	116,348
Wendy’s Co. (The)(a)	14,138	154,104
Wyndham Worldwide Corp.	2,880	260,554
Wynn Resorts Ltd.	5,717	719,656
Yum! Brands, Inc.	13,904	1,094,523

Total Hotels, Restaurants & Leisure		13,938,857
Household Durables – 0.3%
D.R. Horton, Inc.	5,845	166,466
Harman International Industries, Inc.	1,455	194,432
Leggett & Platt, Inc.(a)	5,751	265,064
Lennar Corp. Class A(a)	1,692	87,663
MDC Holdings, Inc.(a)	3,139	89,461
NACCO Industries, Inc. Class A(a)	817	43,293
Newell Rubbermaid, Inc.	7,677	299,940
PulteGroup, Inc.	8,932	198,558
Ryland Group, Inc. (The)(a)	1,387	67,602
Tupperware Brands Corp.(a)	2,861	197,466
Whirlpool Corp.	1,764	356,434

Total Household Durables		1,966,379
Household Products – 2.3%
Church & Dwight Co., Inc.	3,090	263,948
Clorox Co. (The)	5,063	558,904
Colgate-Palmolive Co.	26,649	1,847,842
Energizer Holdings, Inc.	1,377	190,095
Kimberly-Clark Corp.	15,163	1,624,109
Procter & Gamble Co. (The)	108,255	8,870,415
Spectrum Brands Holdings, Inc.	1,136	101,740

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	83

Schedule of Investments (continued)

WisdomTree Total Dividend Fund (DTD)

March 31, 2015

Investments	Shares	Value

WD-40 Co.	810	$71,717

Total Household Products		13,528,770
Independent Power and Renewable Electricity Producers – 0.1%
AES Corp.	15,007	192,840
NRG Energy, Inc.	9,685	243,965
Pattern Energy Group, Inc.(a)	3,871	109,627

Total Independent Power and Renewable Electricity Producers		546,432
Industrial Conglomerates – 2.8%
3M Co.	19,375	3,195,906
Carlisle Cos., Inc.	1,248	115,602
Danaher Corp.	4,687	397,927
General Electric Co.	495,778	12,300,252
Roper Industries, Inc.(a)	664	114,208

Total Industrial Conglomerates		16,123,895
Insurance – 2.6%
Aflac, Inc.	16,477	1,054,693
Allstate Corp. (The)	9,523	677,752
American Financial Group, Inc.	1,994	127,915
American International Group, Inc.	19,139	1,048,626
American National Insurance Co.	1,307	128,596
AmTrust Financial Services, Inc.(a)	1,930	109,981
Arthur J. Gallagher & Co.	6,407	299,527
Assurant, Inc.	1,694	104,028
Baldwin & Lyons, Inc. Class B	2,885	67,682
Brown & Brown, Inc.	3,145	104,131
Chubb Corp. (The)(a)	5,968	603,365
Cincinnati Financial Corp.(a)	7,555	402,530
CNA Financial Corp.	9,104	377,179
CNO Financial Group, Inc.	5,000	86,100
Donegal Group, Inc. Class A	4,626	72,721
Erie Indemnity Co. Class A	1,757	153,316
First American Financial Corp.(a)	4,048	144,433
FNF Group	8,721	320,584
Hanover Insurance Group, Inc. (The)	1,284	93,193
Hartford Financial Services Group, Inc. (The)	11,049	462,069
HCC Insurance Holdings, Inc.	3,070	173,977
Horace Mann Educators Corp.	2,339	79,994
Infinity Property & Casualty Corp.	841	69,004
Kemper Corp.	2,235	87,076
Lincoln National Corp.	5,451	313,214
Loews Corp.	3,478	142,007
Marsh & McLennan Cos., Inc.	14,924	837,087
Mercury General Corp.(a)	3,324	191,961
MetLife, Inc.	41,956	2,120,876
Old Republic International Corp.	18,258	272,774
Principal Financial Group, Inc.	10,729	551,149
ProAssurance Corp.	1,707	78,368
Progressive Corp. (The)	14,445	392,904
Prudential Financial, Inc.	16,774	1,347,120
Reinsurance Group of America, Inc.	1,749	162,989
RLI Corp.(a)	1,666	87,315

Safety Insurance Group, Inc.	1,741	$104,025
Selective Insurance Group, Inc.	2,676	77,738
StanCorp Financial Group, Inc.	1,292	88,631
State Auto Financial Corp.	3,269	79,404
Symetra Financial Corp.	5,024	117,863
Torchmark Corp.(a)	1,668	91,606
Travelers Cos., Inc. (The)	9,382	1,014,476
United Fire Group, Inc.	1,428	45,368
Universal Insurance Holdings, Inc.(a)	2,163	55,351
Unum Group	7,093	239,247
W.R. Berkley Corp.	1,154	58,288

Total Insurance		15,318,233
Internet & Catalog Retail – 0.1%
Expedia, Inc.(a)	1,429	134,512
HSN, Inc.	1,525	104,050
Nutrisystem, Inc.	3,508	70,090

Total Internet & Catalog Retail		308,652
Internet Software & Services – 0.1%
IAC/InterActiveCorp	2,628	177,311
j2 Global, Inc.(a)	1,605	105,417

Total Internet Software & Services		282,728
IT Services – 2.3%
Automatic Data Processing, Inc.	16,157	1,383,685
Booz Allen Hamilton Holding Corp.	3,714	107,483
Broadridge Financial Solutions, Inc.	4,623	254,311
Computer Sciences Corp.	3,284	214,379
DST Systems, Inc.	749	82,922
Fidelity National Information Services, Inc.	6,530	444,432
International Business Machines Corp.	39,360	6,317,280
Jack Henry & Associates, Inc.	1,875	131,044
Leidos Holdings, Inc.	3,703	155,378
MasterCard, Inc. Class A	8,089	698,809
Paychex, Inc.	16,565	821,872
Sabre Corp.(a)	6,888	167,378
Science Applications International Corp.	1,745	89,606
Total System Services, Inc.	3,757	143,330
Visa, Inc. Class A(a)	20,556	1,344,568
Western Union Co. (The)(a)	21,096	439,008
Xerox Corp.	29,487	378,908

Total IT Services		13,174,393
Leisure Products – 0.2%
Brunswick Corp.(a)	1,380	71,001
Hasbro, Inc.(a)	5,797	366,602
Mattel, Inc.(a)	22,873	522,648
Polaris Industries, Inc.(a)	1,269	179,056
Sturm Ruger & Co., Inc.(a)	1,077	53,452

Total Leisure Products		1,192,759
Life Sciences Tools & Services – 0.1%
Agilent Technologies, Inc.	4,781	198,651
Bio-Techne Corp.	926	92,868
Thermo Fisher Scientific, Inc.	2,705	363,390

Total Life Sciences Tools & Services		654,909

See Notes to Financial Statements.

84	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree Total Dividend Fund (DTD)

March 31, 2015

Investments	Shares	Value

Machinery – 1.7%
AGCO Corp.(a)	1,792	$85,371
Albany International Corp. Class A	1,043	41,459
Allison Transmission Holdings, Inc.	5,093	162,670
Briggs & Stratton Corp.(a)	2,625	53,917
Caterpillar, Inc.(a)	26,274	2,102,708
CLARCOR, Inc.(a)	1,096	72,402
Crane Co.	2,168	135,305
Cummins, Inc.	5,792	803,003
Deere & Co.(a)	14,509	1,272,294
Donaldson Co., Inc.(a)	3,609	136,095
Dover Corp.(a)	5,359	370,414
Flowserve Corp.	2,319	131,000
Graco, Inc.	1,442	104,055
Harsco Corp.(a)	6,139	105,959
Hillenbrand, Inc.(a)	3,628	111,996
IDEX Corp.	1,978	149,992
Illinois Tool Works, Inc.	11,347	1,102,248
ITT Corp.	1,667	66,530
Joy Global, Inc.(a)	2,704	105,943
Kennametal, Inc.(a)	2,709	91,266
Lincoln Electric Holdings, Inc.(a)	2,107	137,777
Nordson Corp.(a)	1,278	100,119
Oshkosh Corp.(a)	2,216	108,119
PACCAR, Inc.	6,468	408,389
Pall Corp.	1,899	190,641
Parker-Hannifin Corp.	4,160	494,125
Snap-on, Inc.	1,281	188,384
SPX Corp.	1,170	99,333
Stanley Black & Decker, Inc.	4,826	460,207
Timken Co. (The)	3,304	139,231
Toro Co. (The)	951	66,684
Trinity Industries, Inc.(a)	3,899	138,453
Woodward, Inc.	679	34,636
Xylem, Inc.	4,034	141,271

Total Machinery		9,911,996
Marine – 0.0%
International Shipholding Corp.	2,145	25,976
Matson, Inc.	1,679	70,787

Total Marine		96,763
Media – 2.2%
Cablevision Systems Corp. Class A(a)	9,207	168,488
CBS Corp. Class A	1,131	69,704
CBS Corp. Class B Non-Voting Shares	6,836	414,467
Cinemark Holdings, Inc.	4,408	198,669
Comcast Corp. Class A	48,736	2,752,122
Comcast Corp. Special Class A	9,474	531,160
Gannett Co., Inc.	8,438	312,881
Interpublic Group of Cos., Inc. (The)	12,187	269,576
John Wiley & Sons, Inc. Class A	1,921	117,450
Meredith Corp.(a)	1,902	106,075
Morningstar, Inc.	429	32,136
National CineMedia, Inc.	5,947	89,800

New Media Investment Group, Inc.	2,973	$71,144
Omnicom Group, Inc.(a)	9,010	702,600
Regal Entertainment Group Class A(a)	7,636	174,406
Scripps Networks Interactive, Inc. Class A(a)	1,476	101,195
Sinclair Broadcast Group, Inc. Class A(a)	3,171	99,601
Time Warner Cable, Inc.	8,121	1,217,175
Time Warner, Inc.	17,927	1,513,756
Time, Inc.(a)	4,847	108,767
Twenty-First Century Fox, Inc. Class A(a)	12,856	435,047
Twenty-First Century Fox, Inc. Class B	7,996	262,908
Viacom, Inc. Class A	1,418	97,402
Viacom, Inc. Class B	9,011	615,451
Walt Disney Co. (The)	22,155	2,323,838
World Wrestling Entertainment, Inc. Class A(a)	4,031	56,474

Total Media		12,842,292
Metals & Mining – 0.7%
Alcoa, Inc.	14,010	181,009
Allegheny Technologies, Inc.(a)	3,481	104,465
Carpenter Technology Corp.(a)	1,582	61,508
Commercial Metals Co.(a)	4,999	80,934
Compass Minerals International, Inc.(a)	1,390	129,562
Freeport-McMoRan, Inc.	82,359	1,560,703
Globe Specialty Metals, Inc.	3,012	56,987
Hecla Mining Co.(a)	17,263	51,444
Kaiser Aluminum Corp.(a)	768	59,052
Newmont Mining Corp.	3,384	73,467
Nucor Corp.	12,642	600,874
Reliance Steel & Aluminum Co.	2,558	156,243
Royal Gold, Inc.(a)	1,140	71,945
Southern Copper Corp.(a)	20,101	586,547
Steel Dynamics, Inc.	7,783	156,438
United States Steel Corp.(a)	1,866	45,530
Worthington Industries, Inc.(a)	2,531	67,350

Total Metals & Mining		4,044,058
Multi-Utilities – 1.9%
Alliant Energy Corp.	4,820	303,660
Ameren Corp.	12,340	520,748
Avista Corp.(a)	3,980	136,036
Black Hills Corp.	2,253	113,641
CenterPoint Energy, Inc.	23,480	479,227
CMS Energy Corp.(a)	11,259	393,052
Consolidated Edison, Inc.(a)	15,184	926,224
Dominion Resources, Inc.	26,589	1,884,362
DTE Energy Co.	7,960	642,292
Integrys Energy Group, Inc.	3,955	284,839
MDU Resources Group, Inc.	8,950	190,993
NiSource, Inc.	11,094	489,911
NorthWestern Corp.	2,385	128,289
PG&E Corp.	22,629	1,200,921
Public Service Enterprise Group, Inc.	25,117	1,052,905
SCANA Corp.(a)	6,835	375,857
Sempra Energy	8,183	892,111
TECO Energy, Inc.	13,782	267,371

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	85

Schedule of Investments (continued)

WisdomTree Total Dividend Fund (DTD)

March 31, 2015

Investments	Shares	Value

Vectren Corp.	4,081	$180,135
Wisconsin Energy Corp.(a)	9,472	468,864

Total Multi-Utilities		10,931,438
Multiline Retail – 0.7%
Big Lots, Inc.(a)	1,893	90,921
Family Dollar Stores, Inc.	2,625	208,005
Kohl’s Corp.(a)	7,813	611,367
Macy’s, Inc.	9,731	631,639
Nordstrom, Inc.	4,816	386,821
Target Corp.	25,408	2,085,235

Total Multiline Retail		4,013,988
Oil, Gas & Consumable Fuels – 9.3%
Anadarko Petroleum Corp.	10,268	850,293
Apache Corp.	9,126	550,572
Cabot Oil & Gas Corp.	1,406	41,519
Chesapeake Energy Corp.(a)	18,422	260,855
Chevron Corp.	110,373	11,586,958
Cimarex Energy Co.	843	97,021
ConocoPhillips	79,847	4,971,274
CONSOL Energy, Inc.	2,598	72,458
CVR Energy, Inc.(a)	8,910	379,210
Delek U.S. Holdings, Inc.	2,569	102,118
Denbury Resources, Inc.(a)	19,902	145,086
Devon Energy Corp.	10,223	616,549
EOG Resources, Inc.	5,933	543,997
EQT Corp.	651	53,948
Exxon Mobil Corp.	188,161	15,993,685
Hess Corp.	6,263	425,070
HollyFrontier Corp.	9,139	368,027
Kinder Morgan, Inc.(a)	63,780	2,682,587
Marathon Oil Corp.	31,570	824,293
Marathon Petroleum Corp.	9,328	955,094
Murphy Oil Corp.	7,597	354,020
Noble Energy, Inc.(a)	8,173	399,660
Occidental Petroleum Corp.	41,640	3,039,720
ONEOK, Inc.(a)	14,793	713,614
PBF Energy, Inc. Class A	5,193	176,147
Peabody Energy Corp.(a)	17,285	85,042
Phillips 66	23,669	1,860,383
Pioneer Natural Resources Co.(a)	359	58,700
Range Resources Corp.(a)	608	31,640
SemGroup Corp. Class A	1,482	120,546
Spectra Energy Corp.(a)	41,185	1,489,661
Targa Resources Corp.	1,875	179,606
Tesoro Corp.	2,945	268,849
Valero Energy Corp.	17,153	1,091,274
Western Refining, Inc.	4,500	222,255
Williams Cos., Inc. (The)	55,362	2,800,764

Total Oil, Gas & Consumable Fuels		54,412,495
Paper & Forest Products – 0.2%
International Paper Co.	17,504	971,297
PH Glatfelter Co.	1,878	51,701

Schweitzer-Mauduit International, Inc.	2,206	$101,741

Total Paper & Forest Products		1,124,739
Personal Products – 0.1%
Avon Products, Inc.(a)	15,253	121,871
Estee Lauder Cos., Inc. (The) Class A	4,172	346,944
Nu Skin Enterprises, Inc. Class A(a)	2,835	170,695

Total Personal Products		639,510
Pharmaceuticals – 6.7%
AbbVie, Inc.	66,386	3,886,236
Bristol-Myers Squibb Co.	56,493	3,643,798
Eli Lilly & Co.	43,723	3,176,476
Johnson & Johnson	104,295	10,492,077
Merck & Co., Inc.	120,916	6,950,252
Pfizer, Inc.	294,051	10,230,034
Theravance, Inc.(a)	12,133	190,731
Zoetis, Inc.	4,896	226,636

Total Pharmaceuticals		38,796,240
Professional Services – 0.2%
Acacia Research Corp.(a)	2,039	21,817
Corporate Executive Board Co. (The)	925	73,871
Dun & Bradstreet Corp. (The)(a)	823	105,640
Equifax, Inc.	2,172	201,996
Insperity, Inc.	1,932	101,024
Manpowergroup, Inc.	1,817	156,535
Robert Half International, Inc.	2,741	165,885
Towers Watson & Co. Class A(a)	731	96,627

Total Professional Services		923,395
Real Estate Investment Trusts (REITs) – 7.1%
Acadia Realty Trust	3,573	124,626
Agree Realty Corp.	2,860	94,294
Alexander’s, Inc.	277	126,473
Alexandria Real Estate Equities, Inc.	3,116	305,493
American Assets Trust, Inc.	2,472	106,988
American Campus Communities, Inc.	4,992	214,007
American Homes 4 Rent Class A	3,952	65,406
American Tower Corp.	8,024	755,460
Apartment Investment & Management Co. Class A	5,767	226,989
Armada Hoffler Properties, Inc.	8,158	86,964
Ashford Hospitality Trust, Inc.(a)	8,095	77,874
Associated Estates Realty Corp.(a)	4,607	113,701
AvalonBay Communities, Inc.	5,039	878,046
Aviv REIT, Inc.	3,560	129,940
BioMed Realty Trust, Inc.(a)	11,357	257,350
Boston Properties, Inc.	4,060	570,349
Brandywine Realty Trust(a)	10,670	170,507
Brixmor Property Group, Inc.	14,430	383,116
Camden Property Trust	4,050	316,426
Campus Crest Communities, Inc.	10,697	76,591
CBL & Associates Properties, Inc.	12,080	239,184
Cedar Realty Trust, Inc.	11,365	85,124
Chambers Street Properties	21,519	169,570
Chesapeake Lodging Trust	3,540	119,758

See Notes to Financial Statements.

86	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree Total Dividend Fund (DTD)

March 31, 2015

Investments	Shares	Value

Columbia Property Trust, Inc.(a)	6,867	$185,546
CorEnergy Infrastructure Trust, Inc.	11,330	78,517
Corporate Office Properties Trust	5,318	156,243
Corrections Corp. of America	8,939	359,884
Cousins Properties, Inc.	9,139	96,873
Crown Castle International Corp.	20,250	1,671,435
CubeSmart	6,731	162,554
DCT Industrial Trust, Inc.	4,027	139,576
DDR Corp.(a)	17,182	319,929
DiamondRock Hospitality Co.	9,062	128,046
Digital Realty Trust, Inc.(a)	8,726	575,567
Douglas Emmett, Inc.	6,213	185,210
Duke Realty Corp.	15,862	345,316
DuPont Fabros Technology, Inc.(a)	4,490	146,733
EastGroup Properties, Inc.	1,897	114,086
Education Realty Trust, Inc.(a)	3,715	131,437
EPR Properties	4,232	254,047
Equity Lifestyle Properties, Inc.	3,259	179,082
Equity One, Inc.	7,203	192,248
Equity Residential	13,844	1,077,894
Essex Property Trust, Inc.(a)	2,095	481,640
Excel Trust, Inc.	8,435	118,259
Extra Space Storage, Inc.	5,198	351,229
Federal Realty Investment Trust(a)	2,307	339,613
First Industrial Realty Trust, Inc.	3,903	83,641
First Potomac Realty Trust(a)	7,994	95,049
Franklin Street Properties Corp.	10,189	130,623
Gaming and Leisure Properties, Inc. REIT	10,237	377,438
General Growth Properties, Inc.	30,894	912,918
Geo Group, Inc. (The)	6,699	293,014
Getty Realty Corp.	4,815	87,633
Gladstone Commercial Corp.	4,598	85,569
Government Properties Income Trust(a)	7,305	166,919
HCP, Inc.	29,535	1,276,207
Health Care REIT, Inc.	18,997	1,469,608
Healthcare Realty Trust, Inc.	6,517	181,042
Healthcare Trust of America, Inc. Class A(a)	8,356	232,798
Hersha Hospitality Trust	15,950	103,196
Highwoods Properties, Inc.	4,470	204,637
Home Properties, Inc.(a)	3,192	221,174
Hospitality Properties Trust	11,739	387,270
Host Hotels & Resorts, Inc.	35,835	723,150
Hudson Pacific Properties, Inc.	2,460	81,647
Independence Realty Trust, Inc.(a)	9,358	88,807
Inland Real Estate Corp.	12,257	131,027
Investors Real Estate Trust	14,067	105,502
Iron Mountain, Inc.(a)	13,898	506,999
Kilroy Realty Corp.	2,515	191,568
Kimco Realty Corp.	20,442	548,868
Kite Realty Group Trust	4,305	121,272
Lamar Advertising Co. Class A(a)	6,859	406,533
LaSalle Hotel Properties	5,141	199,779
Lexington Realty Trust(a)	19,902	195,637
Liberty Property Trust	10,363	369,959

LTC Properties, Inc.	3,427	$157,642
Macerich Co. (The)	6,245	526,641
Mack-Cali Realty Corp.	4,902	94,511
Medical Properties Trust, Inc.	13,947	205,579
Mid-America Apartment Communities, Inc.	3,743	289,222
Monmouth Real Estate Investment Corp. Class A	7,090	78,770
National Health Investors, Inc.	1,999	141,949
National Retail Properties, Inc.	7,189	294,533
New York REIT, Inc.(a)	10,045	105,272
Omega Healthcare Investors, Inc.(a)	8,604	349,064
One Liberty Properties, Inc.(a)	3,772	92,112
Outfront Media, Inc.	9,200	275,264
Parkway Properties, Inc.	7,086	122,942
Pebblebrook Hotel Trust	2,153	100,265
Pennsylvania Real Estate Investment Trust	4,823	112,038
Physicians Realty Trust	5,791	101,979
Piedmont Office Realty Trust, Inc. Class A	9,109	169,518
Plum Creek Timber Co., Inc.	9,413	408,995
Post Properties, Inc.	2,328	132,533
Potlatch Corp.	2,147	85,966
Prologis, Inc.	21,478	935,582
PS Business Parks, Inc.	1,127	93,586
Public Storage	7,215	1,422,365
QTS Realty Trust, Inc. Class A	2,253	82,032
Ramco-Gershenson Properties Trust	6,897	128,284
Rayonier, Inc.(a)	6,621	178,502
Realty Income Corp.(a)	13,688	706,301
Regency Centers Corp.	3,705	252,088
Retail Opportunity Investments Corp.	6,924	126,709
Retail Properties of America, Inc. Class A	13,149	210,778
RLJ Lodging Trust	6,530	204,454
Ryman Hospitality Properties, Inc.	3,468	211,236
Sabra Health Care REIT, Inc.(a)	4,732	156,866
Saul Centers, Inc.	1,740	99,528
Select Income REIT(a)	6,374	159,286
Senior Housing Properties Trust	17,817	395,359
Simon Property Group, Inc.	12,438	2,433,370
SL Green Realty Corp.	2,125	272,807
Sovran Self Storage, Inc.	1,401	131,610
Spirit Realty Capital, Inc.	27,721	334,870
STAG Industrial, Inc.(a)	5,927	139,403
Summit Hotel Properties, Inc.	7,126	100,263
Sun Communities, Inc.(a)	3,298	220,043
Sunstone Hotel Investors, Inc.	3,333	55,561
Tanger Factory Outlet Centers, Inc.(a)	3,446	121,196
Taubman Centers, Inc.	2,386	184,032
UDR, Inc.	11,185	380,626
Universal Health Realty Income Trust(a)	1,759	98,944
Urstadt Biddle Properties, Inc. Class A	3,222	74,299
Ventas, Inc.	17,787	1,298,807
Vornado Realty Trust	6,445	721,840
W.P. Carey, Inc.(a)	7,329	498,372
Washington Real Estate Investment Trust	5,539	153,043
Weingarten Realty Investors	6,199	223,040

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	87

Schedule of Investments (continued)

WisdomTree Total Dividend Fund (DTD)

March 31, 2015

Investments	Shares	Value

Weyerhaeuser Co.	23,376	$774,914
Winthrop Realty Trust	5,032	82,122
WP GLIMCHER, Inc.	13,435	223,424

Total Real Estate Investment Trusts (REITs)		41,195,021
Road & Rail – 0.8%
Con-way, Inc.	1,121	49,470
CSX Corp.	25,608	848,137
JB Hunt Transport Services, Inc.	1,538	131,338
Kansas City Southern	1,506	153,732
Landstar System, Inc.(a)	584	38,719
Norfolk Southern Corp.	9,574	985,356
Ryder System, Inc.	1,569	148,882
Union Pacific Corp.	22,461	2,432,751
Werner Enterprises, Inc.(a)	1,416	44,477

Total Road & Rail		4,832,862
Semiconductors & Semiconductor Equipment – 2.2%
Altera Corp.	8,595	368,811
Analog Devices, Inc.	11,419	719,397
Applied Materials, Inc.	29,230	659,429
Broadcom Corp. Class A	8,854	383,334
Brooks Automation, Inc.	4,600	53,498
Intel Corp.	179,335	5,607,805
Intersil Corp. Class A	8,483	121,477
KLA-Tencor Corp.	6,724	391,942
Lam Research Corp.	2,064	144,965
Linear Technology Corp.	8,277	387,364
Maxim Integrated Products, Inc.	14,099	490,786
Microchip Technology, Inc.(a)	9,295	454,526
MKS Instruments, Inc.	1,840	62,210
NVIDIA Corp.(a)	13,628	285,166
Skyworks Solutions, Inc.	2,133	209,653
Teradyne, Inc.	4,051	76,361
Texas Instruments, Inc.	37,507	2,144,838
Xilinx, Inc.	9,328	394,574

Total Semiconductors & Semiconductor Equipment		12,956,136
Software – 3.1%
Activision Blizzard, Inc.	11,111	252,498
American Software, Inc. Class A	4,560	46,603
CA, Inc.	20,362	664,005
FactSet Research Systems, Inc.(a)	796	126,723
Intuit, Inc.	4,378	424,491
Microsoft Corp.	303,465	12,337,370
Oracle Corp.	74,635	3,220,500
Solera Holdings, Inc.	1,787	92,316
SS&C Technologies Holdings, Inc.	1,357	84,541
Symantec Corp.	22,950	536,227

Total Software		17,785,274
Specialty Retail – 1.8%
Abercrombie & Fitch Co. Class A(a)	2,936	64,709
Advance Auto Parts, Inc.	215	32,183
American Eagle Outfitters, Inc.(a)	11,860	202,569
Best Buy Co., Inc.	10,053	379,903

Buckle, Inc. (The)(a)	1,355	$69,227
Chico’s FAS, Inc.	4,596	81,303
Dick’s Sporting Goods, Inc.	1,252	71,352
DSW, Inc. Class A	2,627	96,884
Foot Locker, Inc.	3,366	212,058
GameStop Corp. Class A(a)	6,405	243,134
Gap, Inc. (The)	13,784	597,261
GNC Holdings, Inc. Class A	2,257	110,751
Guess?, Inc.(a)	5,260	97,783
Home Depot, Inc. (The)	35,322	4,012,932
L Brands, Inc.	6,707	632,403
Lowe’s Cos., Inc.	19,487	1,449,638
Men’s Wearhouse, Inc. (The)	1,411	73,654
Penske Automotive Group, Inc.	2,509	129,188
Rent-A-Center, Inc.(a)	2,158	59,216
Ross Stores, Inc.	2,785	293,428
Staples, Inc.	26,061	424,403
Tiffany & Co.	2,766	243,436
TJX Cos., Inc. (The)	10,396	728,240
Tractor Supply Co.	1,531	130,227
Williams-Sonoma, Inc.	2,447	195,050

Total Specialty Retail		10,630,932
Technology Hardware, Storage & Peripherals – 3.6%
Apple, Inc.	139,908	17,408,753
Diebold, Inc.(a)	3,496	123,968
EMC Corp.	45,833	1,171,492
Hewlett-Packard Co.	43,756	1,363,437
Lexmark International, Inc. Class A	3,548	150,222
NetApp, Inc.	7,214	255,808
SanDisk Corp.(a)	3,765	239,529
Western Digital Corp.	5,036	458,326

Total Technology Hardware, Storage & Peripherals		21,171,535
Textiles, Apparel & Luxury Goods – 0.5%
Carter’s, Inc.	792	73,236
Coach, Inc.(a)	15,258	632,139
Columbia Sportswear Co.	1,874	114,127
Hanesbrands, Inc.	5,712	191,409
NIKE, Inc. Class B	10,985	1,102,125
Ralph Lauren Corp.	778	102,307
VF Corp.	10,440	786,237
Wolverine World Wide, Inc.(a)	1,534	51,312

Total Textiles, Apparel & Luxury Goods		3,052,892
Thrifts & Mortgage Finance – 0.3%
Astoria Financial Corp.	4,294	55,607
Brookline Bancorp, Inc.	9,206	92,520
Capitol Federal Financial, Inc.	7,058	88,225
Dime Community Bancshares, Inc.	4,821	77,618
Hudson City Bancorp, Inc.	13,000	136,240
New York Community Bancorp, Inc.(a)	37,375	625,284
Northwest Bancshares, Inc.	7,847	92,987
OceanFirst Financial Corp.	4,233	73,104
Oritani Financial Corp.	5,845	85,045
People’s United Financial, Inc.(a)	15,687	238,442

See Notes to Financial Statements.

88	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (concluded)

WisdomTree Total Dividend Fund (DTD)

March 31, 2015

Investments	Shares	Value
Provident Financial Services, Inc.	3,753	$69,994
TFS Financial Corp.	8,058	118,291
TrustCo Bank Corp.(a)	11,453	78,797
Washington Federal, Inc.(a)	4,149	90,469

Total Thrifts & Mortgage Finance		1,922,623
Tobacco – 3.0%
Altria Group, Inc.	115,621	5,783,362
Lorillard, Inc.	19,390	1,267,137
Philip Morris International, Inc.	102,668	7,733,980
Reynolds American, Inc.	30,712	2,116,364
Universal Corp.(a)	1,715	80,879
Vector Group Ltd.(a)	11,149	244,944

Total Tobacco		17,226,666
Trading Companies & Distributors – 0.2%
Applied Industrial Technologies, Inc.	1,447	65,607
Fastenal Co.(a)	9,249	383,232
GATX Corp.	1,718	99,610
Kaman Corp.(a)	1,671	70,901
MSC Industrial Direct Co., Inc. Class A(a)	1,456	105,123
TAL International Group, Inc.*	3,542	144,266
W.W. Grainger, Inc.(a)	1,598	376,824
Watsco, Inc.	929	116,775

Total Trading Companies & Distributors		1,362,338
Water Utilities – 0.2%
American States Water Co.	2,340	93,343
American Water Works Co., Inc.	5,286	286,554
Aqua America, Inc.(a)	6,476	170,642
California Water Service Group	4,178	102,403
Connecticut Water Service, Inc.	2,116	76,874
Middlesex Water Co.(a)	2,370	53,941
SJW Corp.(a)	2,503	77,368

Total Water Utilities		861,125
Wireless Telecommunication Services – 0.0%
Telephone & Data Systems, Inc.	4,300	107,070
TOTAL COMMON STOCKS (Cost: $474,094,727)		580,476,928
EXCHANGE-TRADED FUND – 0.2%
United States – 0.2%
WisdomTree Total Earnings Fund(a)(b) (Cost: $1,081,960)	15,171	1,129,266
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 6.2%
United States – 6.2%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(c)
(Cost: $36,470,254)(d)	36,470,254	36,470,254
TOTAL INVESTMENTS IN SECURITIES – 106.0% (Cost: $511,646,941)		618,076,448
Liabilities in Excess of Cash and Other Assets – (6.0)%		(35,214,169)

NET ASSETS – 100.0%		$582,862,279
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Affiliated company (See Note 7).

(c)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(d)

At March 31, 2015, the total market value of the Fund’s securities on loan was $50,402,738 and the total market value of the collateral held by the Fund was $51,587,922. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $15,117,668. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	89

Schedule of Investments

WisdomTree Total Earnings Fund (EXT)

March 31, 2015

Investments	Shares	Value

COMMON STOCKS – 99.9%
United States – 99.9%
Aerospace & Defense – 3.2%
AAR Corp.(a)	342	$10,499
B/E Aerospace, Inc.(a)	455	28,947
Boeing Co. (The)(a)	4,841	726,537
Cubic Corp.(a)	176	9,112
Curtiss-Wright Corp.(a)	225	16,637
Esterline Technologies Corp.*(a)	172	19,680
Exelis, Inc.	1,810	44,110
General Dynamics Corp.	1,783	242,007
HEICO Corp.(a)	117	7,145
Hexcel Corp.(a)	361	18,563
Honeywell International, Inc.	3,759	392,101
Huntington Ingalls Industries, Inc.	334	46,810
KLX, Inc.*(a)	145	5,588
L-3 Communications Holdings, Inc.	521	65,537
Lockheed Martin Corp.	1,927	391,104
Moog, Inc. Class A*	231	17,337
National Presto Industries, Inc.(a)	59	3,740
Northrop Grumman Corp.	1,260	202,810
Orbital ATK, Inc.(a)	469	35,939
Precision Castparts Corp.(a)	694	145,740
Raytheon Co.(a)	2,170	237,072
Rockwell Collins, Inc.(a)	728	70,288
Teledyne Technologies, Inc.*(a)	172	18,358
Textron, Inc.(a)	1,372	60,821
TransDigm Group, Inc.(a)	113	24,715
Triumph Group, Inc.(a)	377	22,514
United Technologies Corp.	5,109	598,775

Total Aerospace & Defense		3,462,486
Air Freight & Logistics – 0.6%
Atlas Air Worldwide Holdings, Inc.*(a)	208	8,948
C.H. Robinson Worldwide, Inc.(a)	550	40,271
Expeditors International of Washington, Inc.(a)	703	33,871
FedEx Corp.(a)	1,100	181,995
Forward Air Corp.(a)	141	7,656
Hub Group, Inc. Class A*(a)	175	6,876
Park-Ohio Holdings Corp.	205	10,797
United Parcel Service, Inc. Class B	3,414	330,953

Total Air Freight & Logistics		621,367
Airlines – 1.2%
Alaska Air Group, Inc.	973	64,393
Allegiant Travel Co.	112	21,536
American Airlines Group, Inc.(a)	171	9,025
Delta Air Lines, Inc.(a)	19,078	857,747
Hawaiian Holdings, Inc.*(a)	635	13,986
JetBlue Airways Corp.*(a)	1,170	22,523
Southwest Airlines Co.	2,515	111,415
Spirit Airlines, Inc.*	297	22,976
United Continental Holdings, Inc.*	1,689	113,585

Total Airlines		1,237,186

Auto Components – 0.5%
American Axle & Manufacturing Holdings, Inc.*	634	$16,376
Autoliv, Inc.(a)	445	52,408
BorgWarner, Inc.(a)	1,113	67,314
Cooper Tire & Rubber Co.(a)	490	20,992
Dana Holding Corp.(a)	550	11,638
Dorman Products, Inc.*(a)	176	8,756
Gentex Corp.(a)	1,318	24,119
Goodyear Tire & Rubber Co. (The)	1,986	53,781
Johnson Controls, Inc.	2,212	111,573
Lear Corp.	468	51,864
Modine Manufacturing Co.*(a)	797	10,736
Standard Motor Products, Inc.(a)	232	9,804
Superior Industries International, Inc.(a)	393	7,439
Tenneco, Inc.*	471	27,045
TRW Automotive Holdings Corp.*	892	93,526
Visteon Corp.*	234	22,558

Total Auto Components		589,929
Automobiles – 0.9%
Ford Motor Co.(a)	41,486	669,584
General Motors Co.	5,034	188,775
Harley-Davidson, Inc.(a)	1,113	67,604
Thor Industries, Inc.(a)	264	16,687
Winnebago Industries, Inc.(a)	461	9,801

Total Automobiles		952,451
Banks – 8.8%
1st Source Corp.(a)	178	5,719
Associated Banc-Corp.(a)	870	16,182
BancFirst Corp.(a)	89	5,427
BancorpSouth, Inc.(a)	525	12,191
Bank of America Corp.	89,518	1,377,682
Bank of Hawaii Corp.(a)	265	16,221
Bank of the Ozarks, Inc.(a)	542	20,016
BankUnited, Inc.	471	15,421
Banner Corp.	139	6,380
BB&T Corp.	4,748	185,125
BBCN Bancorp, Inc.	956	13,833
BOK Financial Corp.(a)	440	26,937
Boston Private Financial Holdings, Inc.	934	11,348
Camden National Corp.(a)	139	5,538
Cardinal Financial Corp.(a)	635	12,687
Cathay General Bancorp(a)	483	13,741
Central Pacific Financial Corp.(a)	602	13,828
Chemical Financial Corp.(a)	171	5,363
CIT Group, Inc.(a)	1,728	77,967
Citigroup, Inc.	20,736	1,068,319
City Holding Co.(a)	138	6,490
City National Corp.(a)	281	25,032
CoBiz Financial, Inc.(a)	601	7,404
Columbia Banking System, Inc.	323	9,357
Comerica, Inc.(a)	1,183	53,389
Commerce Bancshares, Inc.(a)	547	23,149
Community Bank System, Inc.(a)	201	7,113

See Notes to Financial Statements.

90	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree Total Earnings Fund (EXT)

March 31, 2015

Investments	Shares	Value

Community Trust Bancorp, Inc.	148	$4,908
Cullen/Frost Bankers, Inc.(a)	342	23,625
Customers Bancorp, Inc.*(a)	688	16,760
CVB Financial Corp.(a)	498	7,938
East West Bancorp, Inc.	878	35,524
Fifth Third Bancorp(a)	6,638	125,126
First Citizens BancShares, Inc. Class A(a)	54	14,023
First Commonwealth Financial Corp.(a)	1,459	13,131
First Financial Bancorp(a)	445	7,925
First Financial Bankshares, Inc.(a)	310	8,568
First Horizon National Corp.(a)	1,018	14,547
First Interstate BancSystem, Inc.(a)	768	21,366
First Midwest Bancorp, Inc.	783	13,601
First Niagara Financial Group, Inc.(a)	2,245	19,846
First Republic Bank(a)	783	44,701
FirstMerit Corp.(a)	816	15,553
Flushing Financial Corp.(a)	283	5,680
FNB Corp.(a)	457	6,005
Fulton Financial Corp.	1,336	16,486
Glacier Bancorp, Inc.(a)	313	7,872
Great Southern Bancorp, Inc.(a)	154	6,066
Hancock Holding Co.(a)	410	12,243
Hanmi Financial Corp.(a)	485	10,258
Hilltop Holdings, Inc.*	501	9,739
Home BancShares, Inc.(a)	290	9,828
Huntington Bancshares, Inc.(a)	6,461	71,394
Iberiabank Corp.(a)	145	9,139
Independent Bank Corp.	119	5,221
International Bancshares Corp.	552	14,369
Investors Bancorp, Inc.(a)	934	10,946
JPMorgan Chase & Co.	33,543	2,032,035
KeyCorp	6,223	88,118
Lakeland Financial Corp.(a)	173	7,020
M&T Bank Corp.(a)	757	96,139
MB Financial, Inc.	604	18,911
National Penn Bancshares, Inc.	546	5,880
NBT Bancorp, Inc.(a)	196	4,912
OFG Bancorp(a)	1,189	19,405
Old National Bancorp	559	7,932
Opus Bank(a)	387	11,951
PacWest Bancorp(a)	156	7,315
Park National Corp.(a)	87	7,444
Pinnacle Financial Partners, Inc.(a)	206	9,159
PNC Financial Services Group, Inc. (The)	4,064	378,927
PrivateBancorp, Inc.(a)	404	14,209
Prosperity Bancshares, Inc.(a)	339	17,791
Regions Financial Corp.	10,072	95,180
Republic Bancorp, Inc. Class A(a)	348	8,606
S&T Bancorp, Inc.(a)	147	4,172
Seacoast Banking Corp. of Florida*(a)	260	3,710
Signature Bank*(a)	206	26,694
Simmons First National Corp. Class A(a)	148	6,730
South State Corp.(a)	143	9,780
Southside Bancshares, Inc.	234	6,713

Sterling Bancorp	737	$9,883
SunTrust Banks, Inc.(a)	3,493	143,527
Susquehanna Bancshares, Inc.	939	12,874
SVB Financial Group*	260	33,030
Synovus Financial Corp.(a)	564	15,798
TCF Financial Corp.	809	12,718
Texas Capital Bancshares, Inc.*(a)	145	7,054
Tompkins Financial Corp.(a)	119	6,408
Trustmark Corp.(a)	452	10,975
U.S. Bancorp	12,035	525,568
UMB Financial Corp.(a)	197	10,419
Umpqua Holdings Corp.	544	9,346
Union Bankshares Corp.(a)	526	11,682
United Bankshares, Inc.(a)	202	7,591
United Community Banks, Inc.	926	17,483
Valley National Bancorp(a)	805	7,599
Webster Financial Corp.(a)	614	22,749
Wells Fargo & Co.	37,227	2,025,149
WesBanco, Inc.	178	5,799
Westamerica Bancorp(a)	115	4,969
Western Alliance Bancorp*(a)	353	10,463
Wilshire Bancorp, Inc.(a)	1,365	13,609
Wintrust Financial Corp.(a)	175	8,344
Zions Bancorp(a)	931	25,137

Total Banks		9,471,154
Beverages – 1.7%
Boston Beer Co., Inc. (The) Class A*(a)	30	8,022
Brown-Forman Corp. Class B(a)	705	63,697
Coca-Cola Bottling Co. Consolidated(a)	85	9,610
Coca-Cola Co. (The)	17,868	724,548
Coca-Cola Enterprises, Inc.	1,470	64,974
Constellation Brands, Inc. Class A*	874	101,568
Dr. Pepper Snapple Group, Inc.	888	69,690
Molson Coors Brewing Co. Class B	913	67,973
Monster Beverage Corp.*	401	55,496
National Beverage Corp.*(a)	268	6,542
PepsiCo, Inc.	6,649	635,777

Total Beverages		1,807,897
Biotechnology – 1.8%
Acorda Therapeutics, Inc.*(a)	230	7,654
Alexion Pharmaceuticals, Inc.*	263	45,578
Amgen, Inc.	2,799	447,420
Biogen, Inc.*	637	268,967
Celgene Corp.*(a)	1,432	165,081
Emergent Biosolutions, Inc.*(a)	179	5,148
Gilead Sciences, Inc.*(a)	8,256	810,161
Medivation, Inc.*(a)	68	8,777
Myriad Genetics, Inc.*(a)	554	19,612
PDL BioPharma, Inc.(a)	3,618	25,453
Pharmacyclics, Inc.*(a)	69	17,661
Regeneron Pharmaceuticals, Inc.*(a)	103	46,502
United Therapeutics Corp.*(a)	185	31,900

Total Biotechnology		1,899,914

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	91

Schedule of Investments (continued)

WisdomTree Total Earnings Fund (EXT)

March 31, 2015

Investments	Shares	Value

Building Products – 0.2%
A.O. Smith Corp.	285	$18,713
American Woodmark Corp.*	115	6,294
Armstrong World Industries, Inc.*(a)	199	11,437
Fortune Brands Home & Security, Inc.(a)	459	21,793
Lennox International, Inc.(a)	175	19,546
Masco Corp.(a)	2,766	73,852
Owens Corning(a)	436	18,923
Simpson Manufacturing Co., Inc.(a)	174	6,502
USG Corp.*(a)	282	7,529

Total Building Products		184,589
Capital Markets – 2.9%
Affiliated Managers Group, Inc.*	169	36,298
Ameriprise Financial, Inc.	1,159	151,644
Arlington Asset Investment Corp. Class A(a)	181	4,355
Bank of New York Mellon Corp. (The)(a)	5,221	210,093
BlackRock, Inc.(a)	893	326,695
Calamos Asset Management, Inc. Class A(a)	465	6,254
Charles Schwab Corp. (The)	3,728	113,480
Cohen & Steers, Inc.(a)	122	4,996
E*TRADE Financial Corp.*(a)	884	25,243
Eaton Vance Corp.(a)	694	28,898
Federated Investors, Inc. Class B(a)	607	20,571
Financial Engines, Inc.(a)	226	9,454
Franklin Resources, Inc.(a)	3,724	191,116
GAMCO Investors, Inc. Class A(a)	169	13,268
Goldman Sachs Group, Inc. (The)(a)	3,919	736,654
Greenhill & Co., Inc.(a)	90	3,569
HFF, Inc. Class A(a)	268	10,061
Interactive Brokers Group, Inc. Class A(a)	339	11,533
INTL FCStone, Inc.*(a)	406	12,070
Investment Technology Group, Inc.*	515	15,610
Janus Capital Group, Inc.(a)	1,194	20,525
Legg Mason, Inc.(a)	516	28,483
LPL Financial Holdings, Inc.(a)	415	18,202
Morgan Stanley	13,950	497,875
Northern Trust Corp.	993	69,162
Raymond James Financial, Inc.(a)	650	36,907
SEI Investments Co.(a)	673	29,673
State Street Corp.	2,665	195,957
Stifel Financial Corp.*	317	17,673
T. Rowe Price Group, Inc.(a)	1,244	100,739
TD Ameritrade Holding Corp.(a)	1,967	73,290
Virtus Investment Partners, Inc.(a)	84	10,985
Waddell & Reed Financial, Inc. Class A(a)	612	30,318
Walter Investment Management Corp.*(a)	348	5,620

Total Capital Markets		3,067,271
Chemicals – 2.4%
A. Schulman, Inc.(a)	148	7,134
Air Products & Chemicals, Inc.(a)	852	128,891
Airgas, Inc.(a)	265	28,119
Albemarle Corp.(a)	600	31,704
Axiall Corp.(a)	283	13,284

Balchem Corp.	111	$6,147
Cabot Corp.(a)	421	18,945
Calgon Carbon Corp.(a)	542	11,420
Celanese Corp. Series A(a)	2,162	120,769
CF Industries Holdings, Inc.	366	103,827
Chemtura Corp.*	302	8,242
Cytec Industries, Inc.	290	15,672
Dow Chemical Co. (The)(a)	8,246	395,643
E.I. du Pont de Nemours & Co.(a)	4,106	293,456
Eastman Chemical Co.(a)	1,100	76,186
Ecolab, Inc.(a)	1,004	114,837
Flotek Industries, Inc.*(a)	552	8,136
FMC Corp.(a)	752	43,052
H.B. Fuller Co.(a)	211	9,046
Huntsman Corp.(a)	1,408	31,215
Innophos Holdings, Inc.	204	11,497
Innospec, Inc.	210	9,742
International Flavors & Fragrances, Inc.(a)	297	34,868
Minerals Technologies, Inc.(a)	166	12,135
Monsanto Co.(a)	2,104	236,784
Mosaic Co. (The)(a)	1,883	86,731
NewMarket Corp.(a)	63	30,101
Olin Corp.(a)	542	17,366
OMNOVA Solutions, Inc.*	609	5,195
PolyOne Corp.	370	13,819
PPG Industries, Inc.	521	117,506
Praxair, Inc.(a)	1,344	162,274
Quaker Chemical Corp.	85	7,279
Rayonier Advanced Materials, Inc.(a)	521	7,763
RPM International, Inc.	616	29,562
Scotts Miracle-Gro Co. (The) Class A	228	15,315
Sensient Technologies Corp.	236	16,256
Sherwin-Williams Co. (The)(a)	302	85,919
Sigma-Aldrich Corp.	363	50,185
Stepan Co.	174	7,249
Valspar Corp. (The)(a)	369	31,007
W.R. Grace & Co.*(a)	355	35,099
Westlake Chemical Corp.(a)	1,021	73,451

Total Chemicals		2,562,828
Commercial Services & Supplies – 0.5%
ABM Industries, Inc.	262	8,347
ACCO Brands Corp.*	1,396	11,601
ADT Corp. (The)(a)	1,002	41,603
Brink’s Co. (The)(a)	317	8,759
Cintas Corp.(a)	438	35,754
Civeo Corp.(a)	1,425	3,620
Clean Harbors, Inc.*(a)	175	9,937
Copart, Inc.*	518	19,461
Covanta Holding Corp.(a)	281	6,303
Deluxe Corp.(a)	402	27,851
Ennis, Inc.	352	4,970
Herman Miller, Inc.	266	7,384
HNI Corp.(a)	177	9,765
KAR Auction Services, Inc.	259	9,824

See Notes to Financial Statements.

92	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree Total Earnings Fund (EXT)

March 31, 2015

Investments	Shares	Value

Knoll, Inc.(a)	352	$8,247
Matthews International Corp. Class A(a)	142	7,314
McGrath RentCorp(a)	92	3,028
Mobile Mini, Inc.(a)	171	7,292
MSA Safety, Inc.(a)	196	9,777
Pitney Bowes, Inc.(a)	1,398	32,601
Republic Services, Inc.(a)	1,763	71,507
Rollins, Inc.(a)	486	12,019
Steelcase, Inc. Class A	427	8,087
Stericycle, Inc.*(a)	198	27,805
Tetra Tech, Inc.	339	8,143
UniFirst Corp.	151	17,771
United Stationers, Inc.(a)	287	11,764
Waste Connections, Inc.	379	18,245
Waste Management, Inc.	954	51,735
West Corp.	503	16,966

Total Commercial Services & Supplies		517,480
Communications Equipment – 1.5%
ADTRAN, Inc.(a)	411	7,673
Arista Networks, Inc.*(a)	78	5,501
ARRIS Group, Inc.*	354	10,229
Black Box Corp.	143	2,993
Brocade Communications Systems, Inc.	1,966	23,327
Cisco Systems, Inc.	25,956	714,439
CommScope Holding Co., Inc.*	662	18,894
Comtech Telecommunications Corp.	139	4,024
EchoStar Corp. Class A*	99	5,120
F5 Networks, Inc.*(a)	229	26,321
Finisar Corp.*	464	9,902
Harris Corp.	661	52,060
InterDigital, Inc.(a)	151	7,662
Juniper Networks, Inc.(a)	1,160	26,193
Motorola Solutions, Inc.	977	65,137
NETGEAR, Inc.*(a)	146	4,800
Plantronics, Inc.(a)	209	11,067
QUALCOMM, Inc.	9,074	629,191
Ubiquiti Networks, Inc.(a)	528	15,602

Total Communications Equipment		1,640,135
Construction & Engineering – 0.2%
AECOM*(a)	951	29,310
Aegion Corp.*	408	7,364
Comfort Systems USA, Inc.(a)	376	7,911
EMCOR Group, Inc.	295	13,709
Fluor Corp.	949	54,245
Jacobs Engineering Group, Inc.*(a)	644	29,083
MasTec, Inc.*	724	13,973
Primoris Services Corp.(a)	264	4,538
Quanta Services, Inc.*	1,050	29,957
Tutor Perini Corp.*(a)	583	13,613

Total Construction & Engineering		203,703
Construction Materials – 0.0%
Eagle Materials, Inc.(a)	155	12,952
Martin Marietta Materials, Inc.(a)	64	8,947

Total Construction Materials		21,899

Consumer Finance – 1.3%
Ally Financial, Inc.*(a)	577	$12,105
American Express Co.	5,268	411,536
Capital One Financial Corp.	4,854	382,592
Cash America International, Inc.(a)	684	15,937
Credit Acceptance Corp.*(a)	173	33,735
Discover Financial Services	3,705	208,777
Encore Capital Group, Inc.*(a)	367	15,264
EZCORP, Inc. Class A*(a)	1,047	9,559
First Cash Financial Services, Inc.*	121	5,629
Green Dot Corp. Class A*(a)	406	6,464
Navient Corp.(a)	4,930	100,227
Nelnet, Inc. Class A	658	31,137
PRA Group, Inc.*(a)	236	12,819
Regional Management Corp.*(a)	402	5,934
Santander Consumer USA Holdings, Inc.(a)	2,937	67,962
SLM Corp.(a)	3,201	29,705
Springleaf Holdings, Inc.*(a)	150	7,765
World Acceptance Corp.*(a)	118	8,605

Total Consumer Finance		1,365,752
Containers & Packaging – 0.4%
AptarGroup, Inc.(a)	259	16,452
Avery Dennison Corp.(a)	432	22,857
Ball Corp.	751	53,051
Bemis Co., Inc.	482	22,321
Crown Holdings, Inc.*	897	48,456
Graphic Packaging Holding Co.	1,290	18,756
Greif, Inc. Class A(a)	317	12,448
MeadWestvaco Corp.	711	35,457
Owens-Illinois, Inc.*(a)	1,196	27,891
Packaging Corp. of America(a)	688	53,795
Rock-Tenn Co. Class A	690	44,505
Sealed Air Corp.	346	15,764
Silgan Holdings, Inc.(a)	315	18,311
Sonoco Products Co.	519	23,594

Total Containers & Packaging		413,658
Distributors – 0.1%
Core-Mark Holding Co., Inc.	178	11,449
Genuine Parts Co.(a)	669	62,344
LKQ Corp.*(a)	1,061	27,119
Pool Corp.	182	12,696
VOXX International Corp.*(a)	403	3,692

Total Distributors		117,300
Diversified Consumer Services – 0.2%
Apollo Education Group, Inc.*(a)	810	15,325
Bridgepoint Education, Inc.*(a)	833	8,038
Capella Education Co.	115	7,461
DeVry Education Group, Inc.(a)	500	16,680
Graham Holdings Co. Class B	33	34,638
Grand Canyon Education, Inc.*(a)	313	13,553
H&R Block, Inc.	1,452	46,566
Service Corp. International(a)	290	7,554
Sotheby’s(a)	268	11,326

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	93

Schedule of Investments (continued)

WisdomTree Total Earnings Fund (EXT)

March 31, 2015

Investments	Shares	Value

Strayer Education, Inc.*(a)	178	$9,507
Weight Watchers International, Inc.*(a)	617	4,313

Total Diversified Consumer Services		174,961
Diversified Financial Services – 2.1%
Berkshire Hathaway, Inc. Class B*	11,182	1,613,786
CBOE Holdings, Inc.	299	17,164
CME Group, Inc.(a)	1,108	104,939
Intercontinental Exchange, Inc.	227	52,952
Leucadia National Corp.(a)	1,662	37,046
MarketAxess Holdings, Inc.(a)	122	10,114
McGraw Hill Financial, Inc.(a)	978	101,125
Moody’s Corp.	933	96,846
MSCI, Inc.	467	28,632
NASDAQ OMX Group, Inc. (The)(a)	894	45,540
Voya Financial, Inc.	3,352	144,505

Total Diversified Financial Services		2,252,649
Diversified Telecommunication Services – 2.2%
AT&T, Inc.(a)	33,319	1,087,865
Atlantic Tele-Network, Inc.	113	7,822
CenturyLink, Inc.(a)	1,850	63,918
Frontier Communications Corp.(a)	1,966	13,860
Iridium Communications, Inc.*(a)	1,133	11,002
Level 3 Communications, Inc.*	524	28,212
Verizon Communications, Inc.	23,446	1,140,179
Windstream Holdings, Inc.(a)	1,250	9,250

Total Diversified Telecommunication Services		2,362,108
Electric Utilities – 1.6%
ALLETE, Inc.	200	10,552
American Electric Power Co., Inc.	1,999	112,444
Cleco Corp.(a)	383	20,881
Duke Energy Corp.	3,377	259,286
Edison International	2,039	127,376
El Paso Electric Co.	233	9,003
Empire District Electric Co. (The)	299	7,421
Entergy Corp.	1,002	77,645
Eversource Energy(a)	1,820	91,947
Exelon Corp.(a)	5,530	185,863
FirstEnergy Corp.(a)	820	28,749
Great Plains Energy, Inc.(a)	870	23,212
Hawaiian Electric Industries, Inc.	372	11,949
IDACORP, Inc.(a)	231	14,523
ITC Holdings Corp.(a)	567	21,223
MGE Energy, Inc.(a)	213	9,440
NextEra Energy, Inc.	1,681	174,908
OGE Energy Corp.(a)	994	31,420
Pepco Holdings, Inc.	925	24,818
Pinnacle West Capital Corp.(a)	629	40,099
PNM Resources, Inc.	397	11,592
Portland General Electric Co.(a)	467	17,321
PPL Corp.	2,416	81,323
Southern Co. (The)(a)	3,787	167,688
UIL Holdings Corp.(a)	212	10,901

Westar Energy, Inc.(a)	775	$30,039
Xcel Energy, Inc.(a)	2,823	98,269

Total Electric Utilities		1,699,892
Electrical Equipment – 0.5%
Acuity Brands, Inc.	149	25,056
AMETEK, Inc.(a)	945	49,650
AZZ, Inc.(a)	114	5,311
Babcock & Wilcox Co. (The)(a)	761	24,421
Emerson Electric Co.(a)	4,301	243,523
EnerSys(a)	298	19,144
Franklin Electric Co., Inc.(a)	180	6,865
Generac Holdings, Inc.*(a)	444	21,618
Global Power Equipment Group, Inc.(a)	174	2,297
Hubbell, Inc. Class B	284	31,132
Polypore International, Inc.*(a)	118	6,950
Powell Industries, Inc.(a)	92	3,107
Regal-Beloit Corp.	236	18,861
Rockwell Automation, Inc.(a)	660	76,553

Total Electrical Equipment		534,488
Electronic Equipment, Instruments & Components – 0.7%
Amphenol Corp. Class A(a)	1,280	75,430
Anixter International, Inc.*	199	15,150
Arrow Electronics, Inc.*(a)	676	41,337
Avnet, Inc.(a)	1,054	46,903
AVX Corp.	1,028	14,670
Belden, Inc.	197	18,431
Benchmark Electronics, Inc.*	609	14,634
CDW Corp.(a)	525	19,551
Cognex Corp.*	256	12,695
Coherent, Inc.*	112	7,276
Corning, Inc.	6,748	153,045
Dolby Laboratories, Inc. Class A	660	25,186
FEI Co.(a)	150	11,451
FLIR Systems, Inc.	667	20,864
II-VI, Inc.*(a)	693	12,793
Ingram Micro, Inc. Class A*(a)	1,144	28,737
Insight Enterprises, Inc.*	600	17,112
IPG Photonics Corp.*(a)	209	19,374
Jabil Circuit, Inc.(a)	623	14,566
Littelfuse, Inc.	151	15,008
Methode Electronics, Inc.	283	13,312
MTS Systems Corp.(a)	171	12,936
National Instruments Corp.(a)	317	10,157
OSI Systems, Inc.*	63	4,678
PC Connection, Inc.(a)	465	12,132
Plexus Corp.*(a)	352	14,351
Rofin-Sinar Technologies, Inc.*(a)	232	5,621
Rogers Corp.*	115	9,454
Sanmina Corp.*(a)	550	13,304
ScanSource, Inc.*(a)	258	10,488
SYNNEX Corp.(a)	289	22,325
Tech Data Corp.*(a)	319	18,429
Trimble Navigation Ltd.*(a)	704	17,741

See Notes to Financial Statements.

94	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree Total Earnings Fund (EXT)

March 31, 2015

Investments	Shares	Value

Universal Display Corp.*(a)	319	$14,913
Vishay Intertechnology, Inc.(a)	1,334	18,436
Zebra Technologies Corp. Class A*(a)	254	23,042

Total Electronic Equipment, Instruments & Components		805,532
Energy Equipment & Services – 1.1%
Atwood Oceanics, Inc.(a)	1,174	33,001
Baker Hughes, Inc.	2,296	145,980
Bristow Group, Inc.(a)	208	11,326
C&J Energy Services Ltd.*(a)	888	9,883
Cameron International Corp.*	1,620	73,094
CARBO Ceramics, Inc.(a)	237	7,231
Diamond Offshore Drilling, Inc.(a)	968	25,933
Dresser-Rand Group, Inc.*(a)	180	14,463
Dril-Quip, Inc.*	286	19,559
Era Group, Inc.*	194	4,043
FMC Technologies, Inc.*(a)	1,364	50,482
Forum Energy Technologies, Inc.*	489	9,584
Gulfmark Offshore, Inc. Class A(a)	369	4,812
Halliburton Co.	7,595	333,269
Helix Energy Solutions Group, Inc.*(a)	729	10,906
Helmerich & Payne, Inc.(a)	923	62,829
Hornbeck Offshore Services, Inc.*(a)	442	8,314
National Oilwell Varco, Inc.(a)	3,581	179,014
Newpark Resources, Inc.*(a)	1,076	9,802
Oceaneering International, Inc.(a)	569	30,686
Oil States International, Inc.*(a)	378	15,033
Patterson-UTI Energy, Inc.(a)	965	18,118
RPC, Inc.(a)	1,754	22,469
Tidewater, Inc.(a)	650	12,441
U.S. Silica Holdings, Inc.(a)	445	15,846
Unit Corp.*(a)	421	11,780

Total Energy Equipment & Services		1,139,898
Food & Staples Retailing – 2.5%
Andersons, Inc. (The)	207	8,564
Casey’s General Stores, Inc.(a)	152	13,695
Costco Wholesale Corp.(a)	1,344	203,609
CVS Health Corp.	4,585	473,218
Fresh Market, Inc. (The)*(a)	80	3,251
Ingles Markets, Inc. Class A(a)	256	12,667
Kroger Co. (The)	2,305	176,701
PriceSmart, Inc.(a)	110	9,348
Rite Aid Corp.*	4,173	36,263
SpartanNash Co.	111	3,503
Sprouts Farmers Market, Inc.*(a)	229	8,068
SUPERVALU, Inc.*(a)	1,480	17,212
Sysco Corp.(a)	2,191	82,666
United Natural Foods, Inc.*(a)	201	15,485
Wal-Mart Stores, Inc.	17,028	1,400,553
Walgreens Boots Alliance, Inc.	2,383	201,793
Weis Markets, Inc.	114	5,673
Whole Foods Market, Inc.	994	51,768

Total Food & Staples Retailing		2,724,037

Food Products – 1.6%
Archer-Daniels-Midland Co.	3,383	$160,354
B&G Foods, Inc.(a)	150	4,415
Cal-Maine Foods, Inc.(a)	340	13,280
Campbell Soup Co.(a)	1,547	72,013
ConAgra Foods, Inc.(a)	1,895	69,224
Darling Ingredients, Inc.*	674	9,443
Flowers Foods, Inc.(a)	702	15,963
General Mills, Inc.(a)	2,862	161,989
Hain Celestial Group, Inc. (The)*(a)	188	12,041
Hershey Co. (The)	801	80,829
Hormel Foods Corp.(a)	1,126	64,013
Ingredion, Inc.(a)	486	37,821
J&J Snack Foods Corp.	61	6,509
J.M. Smucker Co. (The)(a)	441	51,037
Kellogg Co.(a)	1,531	100,969
Keurig Green Mountain, Inc.(a)	423	47,262
Kraft Foods Group, Inc.(a)	3,665	319,277
Lancaster Colony Corp.	149	14,180
Landec Corp.*	404	5,636
McCormick & Co., Inc. Non-Voting Shares(a)	468	36,088
Mead Johnson Nutrition Co.(a)	641	64,440
Mondelez International, Inc. Class A(a)	4,785	172,691
Pilgrim’s Pride Corp.(a)	2,170	49,020
Pinnacle Foods, Inc.	411	16,773
Sanderson Farms, Inc.(a)	139	11,071
Seaboard Corp.*	6	24,792
Seneca Foods Corp. Class A*(a)	123	3,667
Snyder’s-Lance, Inc.(a)	202	6,456
Tootsie Roll Industries, Inc.(a)	174	5,904
TreeHouse Foods, Inc.*(a)	121	10,287
Tyson Foods, Inc. Class A(a)	1,905	72,962
WhiteWave Foods Co. (The)*(a)	266	11,794

Total Food Products		1,732,200
Gas Utilities – 0.2%
AGL Resources, Inc.	774	38,429
Atmos Energy Corp.	487	26,931
Laclede Group, Inc. (The)(a)	114	5,839
National Fuel Gas Co.(a)	424	25,580
New Jersey Resources Corp.(a)	300	9,318
Northwest Natural Gas Co.(a)	122	5,850
ONE Gas, Inc.(a)	209	9,035
Piedmont Natural Gas Co., Inc.	285	10,519
Questar Corp.(a)	807	19,255
South Jersey Industries, Inc.(a)	170	9,228
Southwest Gas Corp.	225	13,088
UGI Corp.	752	24,508
WGL Holdings, Inc.(a)	237	13,367

Total Gas Utilities		210,947
Health Care Equipment & Supplies – 1.1%
Abbott Laboratories(a)	3,710	171,884
Align Technology, Inc.*(a)	191	10,273
Baxter International, Inc.	2,366	162,071

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	95

Schedule of Investments (continued)

WisdomTree Total Earnings Fund (EXT)

March 31, 2015

Investments	Shares	Value

Becton, Dickinson and Co.(a)	841	$120,759
Boston Scientific Corp.*(a)	3,213	57,031
C.R. Bard, Inc.	273	45,687
CONMED Corp.(a)	174	8,785
Cooper Cos., Inc. (The)	166	31,112
Cyberonics, Inc.*(a)	123	7,985
DENTSPLY International, Inc.(a)	580	29,516
Edwards Lifesciences Corp.*(a)	277	39,461
Globus Medical, Inc. Class A*	296	7,471
Greatbatch, Inc.*	145	8,388
Haemonetics Corp.*(a)	170	7,636
Hill-Rom Holdings, Inc.	262	12,838
IDEXX Laboratories, Inc.*(a)	149	23,018
Intuitive Surgical, Inc.*	123	62,119
Masimo Corp.*	227	7,486
ResMed, Inc.(a)	605	43,427
Sirona Dental Systems, Inc.*(a)	152	13,678
St. Jude Medical, Inc.(a)	1,253	81,946
STERIS Corp.(a)	250	17,568
Stryker Corp.(a)	635	58,579
Teleflex, Inc.(a)	151	18,245
Thoratec Corp.*(a)	121	5,069
Varian Medical Systems, Inc.*(a)	428	40,271
West Pharmaceutical Services, Inc.(a)	284	17,100
Zimmer Holdings, Inc.(a)	635	74,625

Total Health Care Equipment & Supplies		1,184,028
Health Care Providers & Services – 2.5%
Aetna, Inc.	2,089	222,541
Air Methods Corp.*(a)	165	7,687
AmerisourceBergen Corp.	266	30,236
Amsurg Corp.*(a)	197	12,119
Anthem, Inc.(a)	1,767	272,842
Cardinal Health, Inc.(a)	1,240	111,935
Centene Corp.*(a)	370	26,155
Chemed Corp.(a)	143	17,074
Cigna Corp.	1,689	218,624
Community Health Systems, Inc.*(a)	198	10,351
DaVita HealthCare Partners, Inc.*	875	71,120
Ensign Group, Inc. (The)	197	9,231
Express Scripts Holding Co.*(a)	2,144	186,035
Five Star Quality Care, Inc.*	1,982	8,800
Hanger, Inc.*(a)	178	4,039
HCA Holdings, Inc.*	2,174	163,550
Health Net, Inc.*	252	15,244
HealthSouth Corp.(a)	630	27,947
Henry Schein, Inc.*(a)	329	45,935
Humana, Inc.(a)	618	110,016
Laboratory Corp. of America Holdings*(a)	434	54,723
Landauer, Inc.(a)	31	1,089
LifePoint Hospitals, Inc.*	228	16,747
Magellan Health, Inc.*	179	12,677
McKesson Corp.(a)	689	155,852
MEDNAX, Inc.*(a)	422	30,599
National Healthcare Corp.(a)	58	3,695

Omnicare, Inc.(a)	263	$20,267
Owens & Minor, Inc.(a)	264	8,934
Patterson Cos., Inc.(a)	469	22,883
Quest Diagnostics, Inc.(a)	643	49,415
Select Medical Holdings Corp.(a)	993	14,726
Team Health Holdings, Inc.*	204	11,936
Triple-S Management Corp. Class B*(a)	257	5,109
UnitedHealth Group, Inc.	4,968	587,665
Universal Health Services, Inc. Class B	439	51,675
VCA, Inc.*	346	18,968
WellCare Health Plans, Inc.*(a)	202	18,475

Total Health Care Providers & Services		2,656,916
Health Care Technology – 0.1%
Cerner Corp.*(a)	716	52,454
Medidata Solutions, Inc.*(a)	178	8,729

Total Health Care Technology		61,183
Hotels, Restaurants & Leisure – 1.7%
Aramark	240	7,591
Bloomin’ Brands, Inc.	740	18,004
Bob Evans Farms, Inc.(a)	208	9,622
Bravo Brio Restaurant Group, Inc.*	961	14,117
Brinker International, Inc.(a)	319	19,638
Buffalo Wild Wings, Inc.*(a)	56	10,149
Cheesecake Factory, Inc. (The)(a)	148	7,301
Chipotle Mexican Grill, Inc.*(a)	64	41,635
Choice Hotels International, Inc.	233	14,928
Churchill Downs, Inc.	65	7,473
Cracker Barrel Old Country Store, Inc.(a)	201	30,580
Darden Restaurants, Inc.(a)	191	13,244
DineEquity, Inc.	86	9,203
Domino’s Pizza, Inc.(a)	183	18,401
Dunkin’ Brands Group, Inc.(a)	204	9,702
Hilton Worldwide Holdings, Inc.*	1,532	45,378
Hyatt Hotels Corp. Class A*(a)	254	15,042
International Game Technology	1,432	24,931
International Speedway Corp. Class A(a)	258	8,413
Interval Leisure Group, Inc.	407	10,667
Jack in the Box, Inc.	179	17,170
Krispy Kreme Doughnuts, Inc.*(a)	602	12,034
Las Vegas Sands Corp.(a)	4,371	240,580
Life Time Fitness, Inc.*	170	12,063
Marriott International, Inc. Class A(a)	1,008	80,962
McDonald’s Corp.	5,033	490,415
MGM Resorts International*(a)	759	15,962
Panera Bread Co. Class A*(a)	86	13,760
Papa John’s International, Inc.	321	19,841
SeaWorld Entertainment, Inc.	368	7,095
Six Flags Entertainment Corp.(a)	339	16,411
Sonic Corp.	343	10,873
Speedway Motorsports, Inc.(a)	145	3,299
Starbucks Corp.	2,169	205,404
Starwood Hotels & Resorts Worldwide, Inc.(a)	688	57,448
Texas Roadhouse, Inc.(a)	255	9,290

See Notes to Financial Statements.

96	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree Total Earnings Fund (EXT)

March 31, 2015

Investments	Shares	Value

Vail Resorts, Inc.	52	$5,378
Wyndham Worldwide Corp.(a)	606	54,825
Wynn Resorts Ltd.(a)	494	62,185
Yum! Brands, Inc.	1,872	147,364

Total Hotels, Restaurants & Leisure		1,818,378
Household Durables – 0.7%
D.R. Horton, Inc.(a)	1,960	55,821
Ethan Allen Interiors, Inc.(a)	174	4,809
Harman International Industries, Inc.(a)	223	29,800
iRobot Corp.*(a)	172	5,612
Jarden Corp.*(a)	479	25,339
KB Home(a)	569	8,888
La-Z-Boy, Inc.(a)	284	7,983
Leggett & Platt, Inc.(a)	382	17,606
Lennar Corp. Class A(a)	1,075	55,696
M/I Homes, Inc.*(a)	582	13,875
MDC Holdings, Inc.(a)	757	21,575
Meritage Homes Corp.*(a)	363	17,656
Mohawk Industries, Inc.*	310	57,583
NACCO Industries, Inc. Class A	85	4,504
Newell Rubbermaid, Inc.(a)	1,205	47,079
NVR, Inc.*	23	30,559
PulteGroup, Inc.(a)	2,881	64,045
Ryland Group, Inc. (The)(a)	580	28,269
Standard Pacific Corp.*(a)	3,352	30,168
Taylor Morrison Home Corp. Class A*(a)	1,052	21,934
Tempur Sealy International, Inc.*(a)	176	10,162
Toll Brothers, Inc.*(a)	1,132	44,533
Tupperware Brands Corp.(a)	316	21,810
WCI Communities, Inc.*(a)	712	17,053
Whirlpool Corp.(a)	385	77,793
William Lyon Homes Class A*(a)	935	24,142

Total Household Durables		744,294
Household Products – 1.3%
Church & Dwight Co., Inc.(a)	462	39,464
Clorox Co. (The)(a)	477	52,656
Colgate-Palmolive Co.	2,898	200,947
Energizer Holdings, Inc.	265	36,583
Kimberly-Clark Corp.	1,669	178,767
Procter & Gamble Co. (The)	11,094	909,042
Spectrum Brands Holdings, Inc.(a)	140	12,539
WD-40 Co.(a)	80	7,083

Total Household Products		1,437,081
Independent Power and Renewable Electricity Producers – 0.1%
AES Corp.(a)	4,329	55,628
Industrial Conglomerates – 2.2%
3M Co.(a)	2,936	484,293
Carlisle Cos., Inc.	318	29,456
Danaher Corp.(a)	2,802	237,890
General Electric Co.(a)	64,172	1,592,107
Raven Industries, Inc.(a)	114	2,333
Roper Industries, Inc.(a)	326	56,072

Total Industrial Conglomerates		2,402,151

Insurance – 3.8%
Aflac, Inc.	4,577	$292,974
Alleghany Corp.*(a)	113	55,031
Allstate Corp. (The)	3,355	238,775
Ambac Financial Group, Inc.*(a)	261	6,316
American Equity Investment Life Holding Co.	643	18,731
American Financial Group, Inc.(a)	571	36,630
American International Group, Inc.	11,528	631,619
American National Insurance Co.	177	17,415
AMERISAFE, Inc.	204	9,435
AmTrust Financial Services, Inc.(a)	607	34,590
Arthur J. Gallagher & Co.(a)	500	23,375
Assurant, Inc.	668	41,022
Brown & Brown, Inc.(a)	627	20,760
Chubb Corp. (The)	1,618	163,580
Cincinnati Financial Corp.(a)	959	51,095
CNA Financial Corp.(a)	2,078	86,092
CNO Financial Group, Inc.	1,765	30,393
Employers Holdings, Inc.	417	11,255
FBL Financial Group, Inc. Class A	317	19,657
Fidelity & Guaranty Life	605	12,826
First American Financial Corp.(a)	759	27,081
Genworth Financial, Inc. Class A*(a)	3,126	22,851
Hanover Insurance Group, Inc. (The)(a)	289	20,976
Hartford Financial Services Group, Inc. (The)	2,998	125,376
HCC Insurance Holdings, Inc.	670	37,969
Horace Mann Educators Corp.	513	17,545
Infinity Property & Casualty Corp.	112	9,190
Kemper Corp.(a)	237	9,233
Lincoln National Corp.(a)	2,290	131,583
Loews Corp.(a)	2,040	83,293
Markel Corp.*(a)	33	25,376
Marsh & McLennan Cos., Inc.	2,345	131,531
MBIA, Inc.*(a)	6,193	57,595
Mercury General Corp.(a)	232	13,398
MetLife, Inc.	9,371	473,704
National Western Life Insurance Co. Class A(a)	36	9,155
Navigators Group, Inc. (The)*(a)	65	5,060
Old Republic International Corp.(a)	1,691	25,264
Primerica, Inc.(a)	498	25,348
Principal Financial Group, Inc.(a)	1,839	94,469
ProAssurance Corp.(a)	430	19,741
Progressive Corp. (The)(a)	3,307	89,950
Prudential Financial, Inc.(a)	1,756	141,024
Reinsurance Group of America, Inc.(a)	565	52,652
RLI Corp.(a)	324	16,981
Safety Insurance Group, Inc.(a)	139	8,305
Selective Insurance Group, Inc.	349	10,138
StanCorp Financial Group, Inc.(a)	383	26,274
State Auto Financial Corp.(a)	372	9,036
Stewart Information Services Corp.	281	11,420
Symetra Financial Corp.	1,031	24,187
Torchmark Corp.(a)	893	49,044
Travelers Cos., Inc. (The)(a)	3,202	346,232

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	97

Schedule of Investments (continued)

WisdomTree Total Earnings Fund (EXT)

March 31, 2015

Investments	Shares	Value

United Fire Group, Inc.(a)	206	$6,545
Universal Insurance Holdings, Inc.(a)	413	10,569
Unum Group(a)	2,435	82,133
W.R. Berkley Corp.(a)	803	40,559

Total Insurance		4,092,358
Internet & Catalog Retail – 0.4%
Expedia, Inc.(a)	467	43,959
HSN, Inc.(a)	143	9,757
Liberty Interactive Corp. Class A*	1,532	44,719
Netflix, Inc.*(a)	58	24,168
PetMed Express, Inc.(a)	812	13,414
Priceline Group Inc. (The)*(a)	194	225,845
TripAdvisor, Inc.*(a)	255	21,208

Total Internet & Catalog Retail		383,070
Internet Software & Services – 1.7%
Akamai Technologies, Inc.*(a)	473	33,604
AOL, Inc.*	219	8,675
Blucora, Inc.*(a)	544	7,431
Equinix, Inc.(a)	28	6,520
Facebook, Inc. Class A*	3,239	266,294
Google, Inc. Class A*	2,364	1,311,311
IAC/InterActiveCorp	386	26,043
j2 Global, Inc.(a)	324	21,280
Liquidity Services, Inc.*(a)	107	1,057
Rackspace Hosting, Inc.*(a)	206	10,628
Stamps.com, Inc.*	144	9,690
VeriSign, Inc.*(a)	885	59,268
Yahoo!, Inc.*(a)	1,785	79,317

Total Internet Software & Services		1,841,118
IT Services – 3.5%
Alliance Data Systems Corp.*(a)	207	61,324
Automatic Data Processing, Inc.	1,570	134,455
Booz Allen Hamilton Holding Corp.	944	27,319
Broadridge Financial Solutions, Inc.	577	31,741
CACI International, Inc. Class A*	226	20,322
Cardtronics, Inc.*(a)	173	6,505
Cognizant Technology Solutions Corp. Class A*	2,479	154,665
Computer Sciences Corp.(a)	1,052	68,675
Convergys Corp.(a)	516	11,801
CoreLogic, Inc.*(a)	376	13,261
CSG Systems International, Inc.(a)	289	8,783
DST Systems, Inc.	288	31,884
EPAM Systems, Inc.*	210	12,871
Euronet Worldwide, Inc.*(a)	141	8,284
Fidelity National Information Services, Inc.(a)	862	58,668
Fiserv, Inc.*(a)	925	73,445
FleetCor Technologies, Inc.*(a)	230	34,712
Gartner, Inc.*(a)	264	22,136
Global Payments, Inc.	324	29,704
Heartland Payment Systems, Inc.(a)	172	8,058
Higher One Holdings, Inc.*(a)	1,221	2,955
iGATE Corp.*(a)	342	14,590
International Business Machines Corp.(a)	9,924	1,592,802

Jack Henry & Associates, Inc.(a)	372	$25,999
ManTech International Corp. Class A(a)	268	9,096
MasterCard, Inc. Class A(a)	3,773	325,949
MAXIMUS, Inc.	212	14,153
MoneyGram International, Inc.*(a)	671	5,797
NeuStar, Inc. Class A*(a)	598	14,723
Paychex, Inc.	1,101	54,626
Science Applications International Corp.	263	13,505
Sykes Enterprises, Inc.*	457	11,356
Syntel, Inc.*(a)	468	24,210
TeleTech Holdings, Inc.(a)	498	12,674
Teradata Corp.*(a)	722	31,869
Total System Services, Inc.	760	28,994
Unisys Corp.*	628	14,576
Vantiv, Inc. Class A*(a)	166	6,258
Visa, Inc. Class A(a)	8,124	531,391
Western Union Co. (The)(a)	4,333	90,170
WEX, Inc.*(a)	139	14,923
Xerox Corp.(a)	7,947	102,119

Total IT Services		3,761,348
Leisure Products – 0.2%
Brunswick Corp.(a)	1,329	68,377
Hasbro, Inc.(a)	669	42,308
LeapFrog Enterprises, Inc.*(a)	2,046	4,460
Mattel, Inc.(a)	2,131	48,693
Polaris Industries, Inc.(a)	258	36,404
Smith & Wesson Holding Corp.*(a)	956	12,170
Sturm Ruger & Co., Inc.(a)	294	14,591
Vista Outdoor, Inc.*	682	29,203

Total Leisure Products		256,206
Life Sciences Tools & Services – 0.3%
Agilent Technologies, Inc.	1,160	48,198
Bio-Rad Laboratories, Inc. Class A*(a)	121	16,357
Bio-Techne Corp.	142	14,241
Bruker Corp.*(a)	523	9,660
Charles River Laboratories International, Inc.*	176	13,955
Illumina, Inc.*(a)	148	27,475
Mettler-Toledo International, Inc.*	90	29,578
PAREXEL International Corp.*(a)	228	15,730
PerkinElmer, Inc.(a)	314	16,058
Quintiles Transnational Holdings, Inc.*(a)	405	27,123
Thermo Fisher Scientific, Inc.	815	109,487
Waters Corp.*(a)	398	49,479

Total Life Sciences Tools & Services		377,341
Machinery – 2.2%
Actuant Corp. Class A	609	14,458
AGCO Corp.(a)	1,070	50,975
Allison Transmission Holdings, Inc.	538	17,184
American Railcar Industries, Inc.(a)	109	5,421
Astec Industries, Inc.(a)	150	6,432
Barnes Group, Inc.	289	11,702
Blount International, Inc.*(a)	439	5,654
Briggs & Stratton Corp.(a)	621	12,755

See Notes to Financial Statements.

98	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree Total Earnings Fund (EXT)

March 31, 2015

Investments	Shares	Value

Caterpillar, Inc.(a)	4,229	$338,447
Chart Industries, Inc.*	203	7,120
CLARCOR, Inc.(a)	201	13,278
Colfax Corp.*(a)	643	30,690
Crane Co.	313	19,534
Cummins, Inc.(a)	989	137,115
Deere & Co.(a)	3,363	294,901
Donaldson Co., Inc.(a)	580	21,872
Dover Corp.(a)	1,064	73,544
EnPro Industries, Inc.(a)	149	9,827
ESCO Technologies, Inc.(a)	266	10,369
Federal Signal Corp.	384	6,063
Flowserve Corp.(a)	776	43,836
Graco, Inc.(a)	260	18,762
Greenbrier Cos., Inc. (The)(a)	209	12,122
Hillenbrand, Inc.	400	12,348
IDEX Corp.(a)	345	26,161
Illinois Tool Works, Inc.(a)	1,868	181,458
ITT Corp.	356	14,208
John Bean Technologies Corp.	171	6,108
Joy Global, Inc.(a)	763	29,894
Kennametal, Inc.(a)	514	17,317
Lincoln Electric Holdings, Inc.(a)	415	27,137
Lindsay Corp.(a)	52	3,965
Manitowoc Co., Inc. (The)(a)	742	15,998
Meritor, Inc.*(a)	808	10,189
Middleby Corp. (The)*(a)	237	24,328
Mueller Industries, Inc.	384	13,874
Nordson Corp.(a)	291	22,797
Oshkosh Corp.(a)	618	30,152
PACCAR, Inc.(a)	1,826	115,294
Pall Corp.(a)	402	40,357
Parker-Hannifin Corp.	757	89,916
RBC Bearings, Inc.(a)	96	7,348
Rexnord Corp.*(a)	215	5,738
Snap-on, Inc.	321	47,206
SPX Corp.	203	17,235
Standex International Corp.	81	6,653
Stanley Black & Decker, Inc.	640	61,030
Terex Corp.(a)	979	26,032
Timken Co. (The)	582	24,525
Toro Co. (The)	292	20,475
TriMas Corp.*	203	6,250
Trinity Industries, Inc.(a)	1,682	59,728
Valmont Industries, Inc.(a)	139	17,080
Wabash National Corp.*(a)	815	11,492
WABCO Holdings, Inc.*	596	73,236
Wabtec Corp.	328	31,163
Watts Water Technologies, Inc. Class A(a)	203	11,171
Woodward, Inc.(a)	254	12,957
Xylem, Inc.	724	25,354

Total Machinery		2,308,235

Marine – 0.0%
Kirby Corp.*	260	$19,513
Matson, Inc.(a)	91	3,837

Total Marine		23,350
Media – 3.5%
AMC Entertainment Holdings, Inc. Class A	1,210	42,943
AMC Networks, Inc. Class A*(a)	265	20,310
Cablevision Systems Corp. Class A(a)	582	10,651
CBS Corp. Class B Non-Voting Shares(a)	2,440	147,937
Cinemark Holdings, Inc.	496	22,355
Comcast Corp. Class A(a)	11,520	650,534
Crown Media Holdings, Inc. Class A*	3,537	14,148
DIRECTV*	3,057	260,151
Discovery Communications, Inc. Class A*(a)	2,170	66,749
DISH Network Corp. Class A*	1,029	72,092
Entercom Communications Corp. Class A*(a)	788	9,574
Entravision Communications Corp. Class A(a)	2,492	15,774
Gannett Co., Inc.(a)	1,293	47,944
Harte-Hanks, Inc.	1,130	8,814
Interpublic Group of Cos., Inc. (The)(a)	1,921	42,493
John Wiley & Sons, Inc. Class A	385	23,539
Liberty Media Corp. Class A*(a)	1,688	65,072
Loral Space & Communications, Inc.*(a)	112	7,665
Madison Square Garden Co. (The) Class A*(a)	186	15,745
Meredith Corp.(a)	318	17,735
Morningstar, Inc.	118	8,839
National CineMedia, Inc.	444	6,704
New York Times Co. (The) Class A(a)	497	6,839
News Corp. Class A*(a)	1,929	30,883
Nexstar Broadcasting Group, Inc. Class A(a)	219	12,531
Omnicom Group, Inc.(a)	1,271	99,113
Regal Entertainment Group Class A(a)	459	10,484
Scholastic Corp.(a)	265	10,849
Scripps Networks Interactive, Inc. Class A(a)	692	47,443
Sinclair Broadcast Group, Inc. Class A(a)	458	14,386
Sirius XM Holdings, Inc.*(a)	9,966	38,070
Starz Class A*(a)	879	30,246
Time Warner Cable, Inc.	1,277	191,397
Time Warner, Inc.	4,274	360,897
Time, Inc.(a)	413	9,268
Twenty-First Century Fox, Inc. Class A(a)	10,063	340,532
Viacom, Inc. Class B(a)	2,884	196,977
Walt Disney Co. (The)(a)	7,480	784,577

Total Media		3,762,260
Metals & Mining – 0.4%
Carpenter Technology Corp.(a)	260	10,109
Commercial Metals Co.(a)	921	14,911
Compass Minerals International, Inc.(a)	138	12,863
Freeport-McMoRan, Inc.(a)	9,064	171,763
Gold Resource Corp.(a)	1,655	5,279
Haynes International, Inc.(a)	79	3,524
Kaiser Aluminum Corp.(a)	93	7,151
Materion Corp.	147	5,649

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	99

Schedule of Investments (continued)

WisdomTree Total Earnings Fund (EXT)

March 31, 2015

Investments	Shares	Value

Nucor Corp.(a)	1,078	$51,237
Reliance Steel & Aluminum Co.(a)	576	35,182
Royal Gold, Inc.(a)	98	6,185
Steel Dynamics, Inc.(a)	1,061	21,326
SunCoke Energy, Inc.(a)	375	5,603
TimkenSteel Corp.(a)	388	10,270
United States Steel Corp.(a)	963	23,497
Worthington Industries, Inc.(a)	455	12,108

Total Metals & Mining		396,657
Multi-Utilities – 1.0%
Alliant Energy Corp.	496	31,248
Ameren Corp.	1,292	54,522
Avista Corp.(a)	291	9,946
Black Hills Corp.(a)	121	6,103
CenterPoint Energy, Inc.(a)	1,994	40,698
CMS Energy Corp.(a)	1,393	48,630
Consolidated Edison, Inc.(a)	1,869	114,009
Dominion Resources, Inc.(a)	229	16,229
DTE Energy Co.	930	75,042
Integrys Energy Group, Inc.(a)	489	35,218
MDU Resources Group, Inc.(a)	1,176	25,096
NiSource, Inc.(a)	1,391	61,427
NorthWestern Corp.(a)	230	12,372
PG&E Corp.(a)	2,645	140,370
Public Service Enterprise Group, Inc.(a)	3,007	126,053
SCANA Corp.(a)	718	39,483
Sempra Energy	1,074	117,087
TECO Energy, Inc.(a)	1,100	21,340
Vectren Corp.(a)	346	15,272
Wisconsin Energy Corp.(a)	1,094	54,153

Total Multi-Utilities		1,044,298
Multiline Retail – 0.7%
Big Lots, Inc.(a)	429	20,605
Dillard’s, Inc. Class A(a)	286	39,042
Dollar General Corp.*	1,292	97,391
Dollar Tree, Inc.*	821	66,620
Family Dollar Stores, Inc.	297	23,534
Kohl’s Corp.(a)	1,290	100,942
Macy’s, Inc.(a)	2,248	145,918
Nordstrom, Inc.(a)	899	72,208
Target Corp.(a)	1,913	157,000

Total Multiline Retail		723,260
Oil, Gas & Consumable Fuels – 9.4%
Alon USA Energy, Inc.(a)	265	4,391
Anadarko Petroleum Corp.	1,930	159,823
Apache Corp.(a)	126	7,602
Approach Resources, Inc.*(a)	977	6,438
Bonanza Creek Energy, Inc.*	485	11,960
Cabot Oil & Gas Corp.(a)	1,158	34,196
Carrizo Oil & Gas, Inc.*(a)	253	12,561
Chesapeake Energy Corp.(a)	2,058	29,141
Chevron Corp.	18,398	1,931,422

Cimarex Energy Co.(a)	524	$60,307
Cloud Peak Energy, Inc.*(a)	733	4,266
Concho Resources, Inc.*(a)	503	58,308
ConocoPhillips(a)	10,418	648,625
Continental Resources, Inc.*(a)	2,726	119,044
CVR Energy, Inc.	745	31,707
Delek U.S. Holdings, Inc.	548	21,783
Denbury Resources, Inc.(a)	4,990	36,377
Devon Energy Corp.	2,516	151,740
Diamondback Energy, Inc.*	160	12,294
Energen Corp.(a)	356	23,496
EOG Resources, Inc.	3,136	287,540
EP Energy Corp. Class A*(a)	967	10,134
EQT Corp.	462	38,286
Exxon Mobil Corp.(a)	38,207	3,247,595
Green Plains, Inc.(a)	388	11,077
Gulfport Energy Corp.*(a)	434	19,925
Hess Corp.(a)	2,532	171,847
HollyFrontier Corp.(a)	1,602	64,513
Kinder Morgan, Inc.(a)	2,645	111,249
Laredo Petroleum, Inc.*(a)	1,562	20,369
Marathon Oil Corp.(a)	5,301	138,409
Marathon Petroleum Corp.	2,538	259,866
Murphy Oil Corp.(a)	1,481	69,015
Newfield Exploration Co.*(a)	1,016	35,651
Noble Energy, Inc.(a)	1,841	90,025
Northern Oil and Gas, Inc.*(a)	1,400	10,794
Oasis Petroleum, Inc.*(a)	2,852	40,555
Occidental Petroleum Corp.	5,714	417,122
ONEOK, Inc.(a)	647	31,211
PBF Energy, Inc. Class A(a)	981	33,276
PDC Energy, Inc.*(a)	142	7,674
Phillips 66(a)	5,203	408,956
QEP Resources, Inc.(a)	1,087	22,664
Range Resources Corp.(a)	324	16,861
Renewable Energy Group, Inc.*(a)	1,212	11,175
Rex Energy Corp.*(a)	976	3,631
Rice Energy, Inc.*(a)	352	7,660
Rosetta Resources, Inc.*(a)	856	14,569
Sanchez Energy Corp.*(a)	988	12,854
SM Energy Co.(a)	895	46,254
Southwestern Energy Co.*(a)	2,389	55,401
Spectra Energy Corp.(a)	2,694	97,442
Stone Energy Corp.*(a)	606	8,896
Tesoro Corp.(a)	810	73,945
Triangle Petroleum Corp.*(a)	2,331	11,725
Valero Energy Corp.	6,941	441,586
W&T Offshore, Inc.	1,002	5,120
Western Refining, Inc.(a)	1,142	56,403
Whiting Petroleum Corp.*(a)	1,129	34,886
Williams Cos., Inc. (The)(a)	4,070	205,901
World Fuel Services Corp.	402	23,107

Total Oil, Gas & Consumable Fuels		10,040,650

See Notes to Financial Statements.

100	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree Total Earnings Fund (EXT)

March 31, 2015

Investments	Shares	Value

Paper & Forest Products – 0.2%
Boise Cascade Co.*	170	$6,368
Clearwater Paper Corp.*	198	12,929
Domtar Corp.	1,001	46,266
International Paper Co.	2,670	148,158
KapStone Paper and Packaging Corp.(a)	658	21,609
Mercer International, Inc.*	727	11,167
PH Glatfelter Co.	384	10,572
Schweitzer-Mauduit International, Inc.(a)	120	5,534

Total Paper & Forest Products		262,603
Personal Products – 0.2%
Avon Products, Inc.(a)	993	7,934
Estee Lauder Cos., Inc. (The) Class A(a)	1,305	108,524
Inter Parfums, Inc.	429	13,994
Medifast, Inc.*	282	8,451
Nu Skin Enterprises, Inc. Class A(a)	535	32,212
Revlon, Inc. Class A*	495	20,394
USANA Health Sciences, Inc.*(a)	114	12,668

Total Personal Products		204,177
Pharmaceuticals – 3.7%
AbbVie, Inc.(a)	5,141	300,954
Akorn, Inc.*(a)	135	6,414
Bristol-Myers Squibb Co.	3,729	240,521
Eli Lilly & Co.	3,520	255,728
Hospira, Inc.*	532	46,731
Impax Laboratories, Inc.*(a)	343	16,077
Johnson & Johnson	14,617	1,470,470
Lannett Co., Inc.*(a)	151	10,224
Medicines Co. (The)*(a)	261	7,313
Merck & Co., Inc.	7,234	415,810
Pfizer, Inc.(a)	31,805	1,106,496
Prestige Brands Holdings, Inc.*(a)	298	12,781
Zoetis, Inc.	1,251	57,909

Total Pharmaceuticals		3,947,428
Professional Services – 0.3%
CBIZ, Inc.*(a)	986	9,199
Corporate Executive Board Co. (The)(a)	123	9,823
Dun & Bradstreet Corp. (The)	257	32,989
Equifax, Inc.(a)	413	38,409
FTI Consulting, Inc.*(a)	202	7,567
IHS, Inc. Class A*(a)	122	13,879
Insperity, Inc.(a)	225	11,765
Kelly Services, Inc. Class A(a)	267	4,656
Korn/Ferry International	265	8,711
Manpowergroup, Inc.(a)	464	39,974
Navigant Consulting, Inc.*	526	6,817
On Assignment, Inc.*(a)	281	10,782
Robert Half International, Inc.(a)	443	26,810
RPX Corp.*	692	9,958
Towers Watson & Co. Class A(a)	281	37,144
Verisk Analytics, Inc. Class A*	492	35,129
WageWorks, Inc.*	80	4,266

Total Professional Services		307,878

Real Estate Investment Trusts (REITs) – 1.5%
Acadia Realty Trust	457	$15,940
Agree Realty Corp.	138	4,550
Alexander’s, Inc.(a)	22	10,045
Alexandria Real Estate Equities, Inc.(a)	112	10,980
American Campus Communities, Inc.(a)	223	9,560
American Tower Corp.	785	73,908
Apartment Investment & Management Co. Class A	801	31,527
Associated Estates Realty Corp.(a)	865	21,348
AvalonBay Communities, Inc.(a)	343	59,768
BioMed Realty Trust, Inc.(a)	143	3,240
Boston Properties, Inc.(a)	200	28,096
Camden Property Trust	204	15,939
CBL & Associates Properties, Inc.(a)	469	9,286
Chatham Lodging Trust	665	19,558
Corrections Corp. of America(a)	631	25,404
Crown Castle International Corp.(a)	270	22,286
DiamondRock Hospitality Co.(a)	332	4,691
Digital Realty Trust, Inc.	409	26,978
Duke Realty Corp.	730	15,892
Empire State Realty Trust, Inc. Class A(a)	923	17,362
EPR Properties(a)	207	12,426
Equity Lifestyle Properties, Inc.	138	7,583
Equity Residential	499	38,852
Essex Property Trust, Inc.	32	7,357
Extra Space Storage, Inc.	252	17,028
Federal Realty Investment Trust(a)	114	16,782
Gaming and Leisure Properties, Inc. REIT(a)	524	19,320
General Growth Properties, Inc.(a)	786	23,226
Geo Group, Inc. (The)	556	24,319
Government Properties Income Trust(a)	614	14,030
HCP, Inc.	2,089	90,266
Health Care REIT, Inc.(a)	340	26,302
Highwoods Properties, Inc.(a)	184	8,424
Home Properties, Inc.(a)	61	4,227
Hospitality Properties Trust	350	11,547
Host Hotels & Resorts, Inc.(a)	1,860	37,535
Inland Real Estate Corp.(a)	2,169	23,187
Iron Mountain, Inc.(a)	761	27,761
Kilroy Realty Corp.(a)	95	7,236
Kimco Realty Corp.(a)	1,121	30,099
LaSalle Hotel Properties(a)	301	11,697
Liberty Property Trust	314	11,210
LTC Properties, Inc.	170	7,820
Macerich Co. (The)	191	16,107
Medical Properties Trust, Inc.(a)	599	8,829
Mid-America Apartment Communities, Inc.(a)	132	10,200
National Health Investors, Inc.	249	17,681
National Retail Properties, Inc.	226	9,259
Omega Healthcare Investors, Inc.(a)	403	16,350
Outfront Media, Inc.(a)	881	26,360
Pebblebrook Hotel Trust(a)	168	7,824
Piedmont Office Realty Trust, Inc. Class A	323	6,011
Plum Creek Timber Co., Inc.(a)	521	22,637

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	101

Schedule of Investments (continued)

WisdomTree Total Earnings Fund (EXT)

March 31, 2015

Investments	Shares	Value

Post Properties, Inc.(a)	352	$20,039
Potlatch Corp.	289	11,572
Prologis, Inc.(a)	579	25,221
PS Business Parks, Inc.	61	5,065
Public Storage(a)	487	96,007
Rayonier, Inc.(a)	691	18,629
Realty Income Corp.(a)	405	20,898
Regency Centers Corp.(a)	57	3,878
Retail Opportunity Investments Corp.	674	12,334
RLJ Lodging Trust	166	5,197
Ryman Hospitality Properties, Inc.	136	8,284
Sabra Health Care REIT, Inc.(a)	566	18,763
Select Income REIT(a)	642	16,044
Senior Housing Properties Trust(a)	553	12,271
Simon Property Group, Inc.	721	141,056
SL Green Realty Corp.(a)	172	22,081
Strategic Hotels & Resorts, Inc.*	998	12,405
Sunstone Hotel Investors, Inc.	447	7,451
Tanger Factory Outlet Centers, Inc.(a)	317	11,149
Universal Health Realty Income Trust(a)	283	15,919
Ventas, Inc.(a)	714	52,136
W.P. Carey, Inc.(a)	202	13,736
Weingarten Realty Investors(a)	153	5,505
Weyerhaeuser Co.	1,641	54,399
WP GLIMCHER, Inc.(a)	531	8,831

Total Real Estate Investment Trusts (REITs)		1,664,720
Real Estate Management & Development – 0.1%
CBRE Group, Inc. Class A*	1,320	51,097
Forestar Group, Inc.*(a)	728	11,481
Jones Lang LaSalle, Inc.(a)	168	28,627
Realogy Holdings Corp.*	718	32,655
St. Joe Co. (The)*(a)	1,872	34,744

Total Real Estate Management & Development		158,604
Road & Rail – 1.0%
AMERCO(a)	137	45,265
Avis Budget Group, Inc.*(a)	241	14,223
Con-way, Inc.(a)	232	10,238
CSX Corp.	5,102	168,978
Genesee & Wyoming, Inc. Class A*(a)	220	21,217
Heartland Express, Inc.(a)	286	6,795
Hertz Global Holdings, Inc.*(a)	1,397	30,287
JB Hunt Transport Services, Inc.(a)	434	37,061
Kansas City Southern(a)	415	42,363
Knight Transportation, Inc.(a)	232	7,482
Landstar System, Inc.(a)	178	11,801
Norfolk Southern Corp.(a)	1,876	193,078
Old Dominion Freight Line, Inc.*(a)	340	26,282
Quality Distribution, Inc.*	929	9,596
Ryder System, Inc.	149	14,139
Saia, Inc.*	183	8,107
Swift Transportation Co.*(a)	689	17,928
Union Pacific Corp.	4,064	440,172
Werner Enterprises, Inc.(a)	236	7,413

Total Road & Rail		1,112,425

Semiconductors & Semiconductor Equipment – 2.1%
Advanced Energy Industries, Inc.*(a)	524	$13,446
Altera Corp.(a)	1,266	54,324
Amkor Technology, Inc.*	2,337	20,648
Analog Devices, Inc.(a)	1,031	64,953
Applied Materials, Inc.	4,350	98,136
Broadcom Corp. Class A	939	40,654
Brooks Automation, Inc.(a)	783	9,106
Cabot Microelectronics Corp.*(a)	81	4,048
Cirrus Logic, Inc.*	636	21,153
Cree, Inc.*(a)	322	11,428
Diodes, Inc.*	347	9,910
Entegris, Inc.*(a)	799	10,938
First Solar, Inc.*(a)	584	34,917
Integrated Device Technology, Inc.*(a)	469	9,389
Integrated Silicon Solution, Inc.	565	10,108
Intel Corp.	27,023	845,009
KLA-Tencor Corp.(a)	752	43,834
Lam Research Corp.	661	46,425
Lattice Semiconductor Corp.*(a)	579	3,671
Linear Technology Corp.(a)	849	39,733
Maxim Integrated Products, Inc.	1,305	45,427
Microchip Technology, Inc.(a)	879	42,983
Micron Technology, Inc.*(a)	7,927	215,060
NVIDIA Corp.(a)	2,772	58,004
OmniVision Technologies, Inc.*	292	7,700
ON Semiconductor Corp.*	1,379	16,700
Qorvo, Inc.*	138	10,999
Silicon Laboratories, Inc.*	84	4,265
Skyworks Solutions, Inc.	646	63,495
SunPower Corp.*(a)	396	12,399
Synaptics, Inc.*(a)	200	16,261
Teradyne, Inc.(a)	1,195	22,526
Tessera Technologies, Inc.	157	6,324
Texas Instruments, Inc.	4,151	237,375
Xilinx, Inc.(a)	1,191	50,379

Total Semiconductors & Semiconductor Equipment		2,201,727
Software – 3.3%
ACI Worldwide, Inc.*(a)	596	12,909
Activision Blizzard, Inc.(a)	3,108	70,629
Adobe Systems, Inc.*	379	28,023
ANSYS, Inc.*	258	22,753
Autodesk, Inc.*	298	17,475
CA, Inc.(a)	2,422	78,981
Cadence Design Systems, Inc.*(a)	1,445	26,646
Citrix Systems, Inc.*	427	27,272
Ebix, Inc.(a)	644	19,565
Electronic Arts, Inc.*(a)	731	42,994
FactSet Research Systems, Inc.(a)	141	22,447
Fair Isaac Corp.(a)	197	17,478
Fortinet, Inc.*(a)	148	5,173
Informatica Corp.*(a)	271	11,885
Intuit, Inc.	809	78,441
Manhattan Associates, Inc.*(a)	284	14,373

See Notes to Financial Statements.

102	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree Total Earnings Fund (EXT)

March 31, 2015

Investments	Shares	Value

Mentor Graphics Corp.(a)	504	$12,111
Microsoft Corp.	40,966	1,665,473
Oracle Corp.	24,919	1,075,255
Progress Software Corp.*	348	9,455
PTC, Inc.*	433	15,662
Red Hat, Inc.*(a)	204	15,453
SolarWinds, Inc.*	237	12,144
SS&C Technologies Holdings, Inc.(a)	197	12,273
Symantec Corp.	3,295	76,988
Synopsys, Inc.*	523	24,225
Take-Two Interactive Software, Inc.*(a)	956	24,335
TiVo, Inc.*	1,096	11,628
Tyler Technologies, Inc.*	89	10,727
VMware, Inc. Class A*(a)	987	80,944

Total Software		3,543,717
Specialty Retail – 2.5%
Aaron’s, Inc.(a)	436	12,343
Abercrombie & Fitch Co. Class A(a)	266	5,863
Advance Auto Parts, Inc.(a)	257	38,470
American Eagle Outfitters, Inc.(a)	563	9,616
ANN, Inc.*	234	9,601
Asbury Automotive Group, Inc.*(a)	196	16,288
Ascena Retail Group, Inc.*(a)	962	13,959
AutoNation, Inc.*(a)	552	35,510
AutoZone, Inc.*(a)	177	120,742
Bed Bath & Beyond, Inc.*(a)	1,225	94,049
Best Buy Co., Inc.(a)	2,438	92,132
Brown Shoe Co., Inc.(a)	180	5,904
Buckle, Inc. (The)(a)	314	16,042
Cabela’s, Inc.*(a)	323	18,081
CarMax, Inc.*(a)	824	56,864
Cato Corp. (The) Class A	286	11,326
Chico’s FAS, Inc.(a)	843	14,913
Children’s Place, Inc. (The)(a)	122	7,831
Conn’s, Inc.*(a)	452	13,686
CST Brands, Inc.(a)	253	11,089
Dick’s Sporting Goods, Inc.	459	26,158
DSW, Inc. Class A	368	13,572
Express, Inc.*	785	12,976
Finish Line, Inc. (The) Class A(a)	321	7,871
Foot Locker, Inc.(a)	727	45,801
Francesca’s Holdings Corp.*(a)	371	6,604
GameStop Corp. Class A(a)	1,031	39,137
Gap, Inc. (The)(a)	2,775	120,241
Genesco, Inc.*	84	5,983
GNC Holdings, Inc. Class A(a)	490	24,044
Group 1 Automotive, Inc.(a)	81	6,993
Guess?, Inc.(a)	643	11,953
Hibbett Sports, Inc.*(a)	138	6,770
Home Depot, Inc. (The)	5,298	601,906
L Brands, Inc.(a)	1,047	98,722
Lithia Motors, Inc. Class A(a)	151	15,011
Lowe’s Cos., Inc.	3,527	262,373

Lumber Liquidators Holdings, Inc.*(a)	118	$3,632
Mattress Firm Holding Corp.*(a)	172	11,978
Men’s Wearhouse, Inc. (The)(a)	165	8,613
Michaels Cos., Inc. (The)*	574	15,532
Monro Muffler Brake, Inc.(a)	86	5,594
Murphy USA, Inc.*(a)	103	7,454
O’Reilly Automotive, Inc.*(a)	365	78,928
Outerwall, Inc.(a)	230	15,208
Penske Automotive Group, Inc.(a)	586	30,173
Pier 1 Imports, Inc.(a)	838	11,715
Rent-A-Center, Inc.(a)	315	8,644
Restoration Hardware Holdings, Inc.*	66	6,546
Ross Stores, Inc.(a)	875	92,190
Sally Beauty Holdings, Inc.*	753	25,881
Select Comfort Corp.*(a)	344	11,858
Sonic Automotive, Inc. Class A(a)	493	12,276
Stage Stores, Inc.	340	7,793
Staples, Inc.(a)	3,448	56,151
Tiffany & Co.(a)	438	38,548
Tilly’s, Inc. Class A*	269	4,210
TJX Cos., Inc. (The)	2,918	204,406
Tractor Supply Co.(a)	370	31,472
Ulta Salon Cosmetics & Fragrance, Inc.*(a)	121	18,253
Urban Outfitters, Inc.*(a)	612	27,938
Vitamin Shoppe, Inc.*(a)	83	3,419
Williams-Sonoma, Inc.	384	30,609

Total Specialty Retail		2,679,445
Technology Hardware, Storage & Peripherals – 4.7%
3D Systems Corp.*(a)	135	3,702
Apple, Inc.	33,081	4,116,269
Electronics For Imaging, Inc.*(a)	206	8,600
EMC Corp.	8,380	214,193
Hewlett-Packard Co.	12,062	375,852
Lexmark International, Inc. Class A(a)	435	18,418
NCR Corp.*	987	29,126
NetApp, Inc.(a)	1,276	45,247
SanDisk Corp.(a)	1,023	65,083
Western Digital Corp.	1,419	129,143

Total Technology Hardware, Storage & Peripherals		5,005,633
Textiles, Apparel & Luxury Goods – 0.7%
Carter’s, Inc.	204	18,864
Coach, Inc.(a)	1,663	68,898
Columbia Sportswear Co.(a)	404	24,604
Deckers Outdoor Corp.*(a)	145	10,566
Fossil Group, Inc.*(a)	328	27,044
G-III Apparel Group Ltd.*(a)	152	17,123
Hanesbrands, Inc.	1,264	42,357
Iconix Brand Group, Inc.*(a)	369	12,424
lululemon athletica, Inc.*(a)	394	25,224
NIKE, Inc. Class B	2,706	271,493
PVH Corp.(a)	225	23,976
Ralph Lauren Corp.(a)	318	41,817
Skechers U.S.A., Inc. Class A*(a)	133	9,564

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	103

Schedule of Investments (concluded)

WisdomTree Total Earnings Fund (EXT)

March 31, 2015

Investments	Shares	Value

Steven Madden Ltd.*	398	$15,124
Under Armour, Inc. Class A*(a)	259	20,914
Vera Bradley, Inc.*(a)	321	5,210
VF Corp.	1,723	129,759
Wolverine World Wide, Inc.(a)	472	15,788

Total Textiles, Apparel & Luxury Goods		780,749
Thrifts & Mortgage Finance – 0.3%
Astoria Financial Corp.(a)	712	9,220
BofI Holding, Inc.*(a)	139	12,933
Capitol Federal Financial, Inc.(a)	490	6,125
Dime Community Bancshares, Inc.(a)	944	15,198
EverBank Financial Corp.(a)	627	11,305
HomeStreet, Inc.*	364	6,668
Hudson City Bancorp, Inc.(a)	2,004	21,002
MGIC Investment Corp.*(a)	1,356	13,058
Nationstar Mortgage Holdings, Inc.*	553	13,698
New York Community Bancorp, Inc.(a)	2,748	45,974
Northwest Bancshares, Inc.(a)	702	8,319
Ocwen Financial Corp.*(a)	732	6,039
People’s United Financial, Inc.(a)	1,248	18,970
Provident Financial Services, Inc.(a)	457	8,523
Radian Group, Inc.(a)	2,442	41,001
Territorial Bancorp, Inc.(a)	298	7,081
TFS Financial Corp.	377	5,534
Walker & Dunlop, Inc.*	857	15,195
Washington Federal, Inc.(a)	758	16,528

Total Thrifts & Mortgage Finance		282,371
Tobacco – 1.2%
Altria Group, Inc.	8,091	404,712
Lorillard, Inc.(a)	1,704	111,356
Philip Morris International, Inc.	8,441	635,861
Reynolds American, Inc.(a)	2,362	162,765
Universal Corp.(a)	206	9,715

Total Tobacco		1,324,409
Trading Companies & Distributors – 0.3%
Air Lease Corp.(a)	521	19,663
Applied Industrial Technologies, Inc.(a)	341	15,461
Beacon Roofing Supply, Inc.*(a)	265	8,295
CAI International, Inc.*	225	5,528
DXP Enterprises, Inc.*	153	6,746
Fastenal Co.(a)	832	34,474
GATX Corp.(a)	199	11,538
Kaman Corp.(a)	145	6,152
MRC Global, Inc.*(a)	1,139	13,497
MSC Industrial Direct Co., Inc. Class A(a)	252	18,194
NOW, Inc.*(a)	754	16,317
Rush Enterprises, Inc. Class A*(a)	263	7,196
TAL International Group, Inc.*(a)	316	12,871
United Rentals, Inc.*(a)	414	37,740
W.W. Grainger, Inc.(a)	314	74,044
Watsco, Inc.(a)	139	17,472
WESCO International, Inc.*(a)	305	21,316

Total Trading Companies & Distributors		326,504

Transportation Infrastructure – 0.0%
Wesco Aircraft Holdings, Inc.*(a)	682	$10,448
Water Utilities – 0.1%
American States Water Co.(a)	292	11,648
American Water Works Co., Inc.	783	42,446
Aqua America, Inc.(a)	431	11,357
California Water Service Group	577	14,142

Total Water Utilities		79,593
Wireless Telecommunication Services – 0.0%
NTELOS Holdings Corp.	150	720
Spok Holdings, Inc.	521	9,988
T-Mobile U.S., Inc.*	663	21,010

Total Wireless Telecommunication Services		31,718
TOTAL COMMON STOCKS (Cost: $88,035,806)		107,067,670
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 24.1%
United States – 24.1%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(b)
(Cost: $25,896,098)(c)	25,896,098	25,896,098
TOTAL INVESTMENTS IN SECURITIES – 124.0% (Cost: $113,931,904)		132,963,768
Liabilities in Excess of Cash and Other Assets – (24.0)%		(25,754,741)

NET ASSETS – 100.0%		$107,209,027
*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(c)

At March 31, 2015, the total market value of the Fund’s securities on loan was $31,680,947 and the total market value of the collateral held by the Fund was $32,406,444. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $6,510,346. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

104	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments

WisdomTree U.S. Dividend Growth Fund (DGRW)

March 31, 2015

Investments	Shares	Value

COMMON STOCKS – 99.9%
United States – 99.9%
Aerospace & Defense – 6.2%
Boeing Co. (The)	53,385	$8,012,021
Honeywell International, Inc.	52,300	5,455,413
Huntington Ingalls Industries, Inc.	2,287	320,523
Lockheed Martin Corp.	31,705	6,434,847
Orbital ATK, Inc.	1,171	89,734
Precision Castparts Corp.	255	53,550
Rockwell Collins, Inc.	5,944	573,893
Textron, Inc.	1,705	75,582
United Technologies Corp.	59,311	6,951,249

Total Aerospace & Defense		27,966,812
Air Freight & Logistics – 1.4%
C.H. Robinson Worldwide, Inc.(a)	8,684	635,842
FedEx Corp.	4,067	672,885
United Parcel Service, Inc. Class B	53,007	5,138,499

Total Air Freight & Logistics		6,447,226
Airlines – 0.2%
Alaska Air Group, Inc.	3,606	238,645
Southwest Airlines Co.	11,980	530,714

Total Airlines		769,359
Auto Components – 0.7%
BorgWarner, Inc.	6,897	417,131
Gentex Corp.(a)	16,124	295,069
Johnson Controls, Inc.	46,571	2,349,041
Lear Corp.	2,185	242,142

Total Auto Components		3,303,383
Automobiles – 1.8%
General Motors Co.	188,912	7,084,200
Harley-Davidson, Inc.	10,900	662,066
Thor Industries, Inc.	3,355	212,070

Total Automobiles		7,958,336
Banks – 0.1%
BankUnited, Inc.	9,202	301,274
Beverages – 3.3%
Brown-Forman Corp. Class B	5,752	519,693
Coca-Cola Enterprises, Inc.	17,185	759,577
Dr. Pepper Snapple Group, Inc.	14,047	1,102,409
PepsiCo, Inc.	128,029	12,242,133

Total Beverages		14,623,812
Biotechnology – 1.2%
Amgen, Inc.	34,943	5,585,639
Building Products – 0.1%
Lennox International, Inc.	1,937	216,344
Capital Markets – 3.0%
Ameriprise Financial, Inc.	10,320	1,350,269
Charles Schwab Corp. (The)	33,830	1,029,785
Eaton Vance Corp.(a)	9,217	383,796
Federated Investors, Inc. Class B(a)	9,998	338,832
Franklin Resources, Inc.	16,990	871,927

Goldman Sachs Group, Inc. (The)	17,132	$3,220,302
Janus Capital Group, Inc.(a)	11,771	202,343
LPL Financial Holdings, Inc.(a)	6,938	304,301
Morgan Stanley	66,914	2,388,161
Raymond James Financial, Inc.	5,720	324,781
SEI Investments Co.	6,019	265,378
T. Rowe Price Group, Inc.	17,168	1,390,265
TD Ameritrade Holding Corp.	28,880	1,076,069
Waddell & Reed Financial, Inc. Class A(a)	7,951	393,892

Total Capital Markets		13,540,101
Chemicals – 4.5%
Airgas, Inc.	4,590	487,045
Albemarle Corp.	4,806	253,949
Cabot Corp.	4,365	196,425
Celanese Corp. Series A	8,073	450,958
CF Industries Holdings, Inc.	3,706	1,051,318
Cytec Industries, Inc.	2,518	136,073
E.I. du Pont de Nemours & Co.	75,971	5,429,647
Eastman Chemical Co.	8,851	613,020
Ecolab, Inc.	9,969	1,140,254
FMC Corp.(a)	4,512	258,312
International Flavors & Fragrances, Inc.	4,732	555,537
Monsanto Co.	24,878	2,799,770
Mosaic Co. (The)	23,256	1,071,171
PolyOne Corp.	3,172	118,474
PPG Industries, Inc.	5,228	1,179,123
Praxair, Inc.	18,894	2,281,262
Scotts Miracle-Gro Co. (The) Class A	5,519	370,711
Sensient Technologies Corp.	2,563	176,540
Sherwin-Williams Co. (The)	2,780	790,910
Sigma-Aldrich Corp.	2,620	362,215
Valspar Corp. (The)(a)	3,149	264,611
Westlake Chemical Corp.	4,880	351,067

Total Chemicals		20,338,392
Commercial Services & Supplies – 0.2%
Cintas Corp.	4,555	371,825
Deluxe Corp.	3,076	213,105
Waste Connections, Inc.	4,554	219,230

Total Commercial Services & Supplies		804,160
Communications Equipment – 1.4%
QUALCOMM, Inc.	89,973	6,238,728
Construction & Engineering – 0.1%
EMCOR Group, Inc.	1,462	67,939
Fluor Corp.	7,103	406,008

Total Construction & Engineering		473,947
Construction Materials – 0.1%
Martin Marietta Materials, Inc.(a)	3,076	430,025
Containers & Packaging – 0.2%
AptarGroup, Inc.(a)	3,449	219,080
Avery Dennison Corp.	7,978	422,116
Ball Corp.	3,673	259,461

Total Containers & Packaging		900,657

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	105

Schedule of Investments (continued)

WisdomTree U.S. Dividend Growth Fund (DGRW)

March 31, 2015

Investments	Shares	Value

Diversified Consumer Services – 0.2%
H&R Block, Inc.	21,875	$701,531
Sotheby’s(a)	2,208	93,310

Total Diversified Consumer Services		794,841
Diversified Financial Services – 0.6%
CBOE Holdings, Inc.	3,724	213,776
Intercontinental Exchange, Inc.	4,128	962,939
McGraw Hill Financial, Inc.	11,674	1,207,092
MSCI, Inc.	5,501	337,266

Total Diversified Financial Services		2,721,073
Electric Utilities – 0.1%
ITC Holdings Corp.	7,949	297,531
Electrical Equipment – 1.4%
Acuity Brands, Inc.	599	100,728
AMETEK, Inc.	5,532	290,651
Babcock & Wilcox Co. (The)	4,653	149,315
Emerson Electric Co.	69,084	3,911,536
EnerSys(a)	1,704	109,465
Hubbell, Inc. Class B	3,465	379,833
Regal-Beloit Corp.	1,704	136,184
Rockwell Automation, Inc.	10,353	1,200,844

Total Electrical Equipment		6,278,556
Electronic Equipment, Instruments & Components – 0.1%
Amphenol Corp. Class A	6,649	391,826
FEI Co.	1,084	82,752
FLIR Systems, Inc.	3,996	124,995

Total Electronic Equipment, Instruments & Components		599,573
Energy Equipment & Services – 1.0%
Baker Hughes, Inc.	16,546	1,051,994
Halliburton Co.	49,874	2,188,471
Helmerich & Payne, Inc.(a)	15,139	1,030,512
RPC, Inc.(a)	23,759	304,353

Total Energy Equipment & Services		4,575,330
Food & Staples Retailing – 3.4%
Casey’s General Stores, Inc.	1,111	100,101
Costco Wholesale Corp.	13,955	2,114,113
CVS Health Corp.	43,388	4,478,076
Kroger Co. (The)	18,323	1,404,641
PriceSmart, Inc.(a)	781	66,369
Sysco Corp.	55,267	2,085,224
Walgreens Boots Alliance, Inc.	53,003	4,488,294
Whole Foods Market, Inc.	11,818	615,481

Total Food & Staples Retailing		15,352,299
Food Products – 2.1%
Flowers Foods, Inc.	18,006	409,456
Hershey Co. (The)	10,814	1,091,241
Hormel Foods Corp.	12,666	720,062
Keurig Green Mountain, Inc.(a)	4,216	471,054
Kraft Foods Group, Inc.	67,665	5,894,637
McCormick & Co., Inc. Non-Voting Shares(a)	7,438	573,544
Tyson Foods, Inc. Class A	9,103	348,645

Total Food Products		9,508,639

Health Care Equipment & Supplies – 1.9%
Baxter International, Inc.	48,496	$3,321,976
Becton, Dickinson and Co.	9,544	1,370,423
C.R. Bard, Inc.	1,186	198,477
Cooper Cos., Inc. (The)(a)	30	5,623
ResMed, Inc.(a)	9,238	663,104
St. Jude Medical, Inc.	14,364	939,405
STERIS Corp.	2,820	198,161
Stryker Corp.	15,450	1,425,262
West Pharmaceutical Services, Inc.	1,746	105,127
Zimmer Holdings, Inc.	4,186	491,939

Total Health Care Equipment & Supplies		8,719,497
Health Care Providers & Services – 2.1%
Aetna, Inc.	12,630	1,345,474
Cardinal Health, Inc.	17,736	1,601,029
McKesson Corp.	3,335	754,377
Patterson Cos., Inc.	5,365	261,758
UnitedHealth Group, Inc.	45,156	5,341,503

Total Health Care Providers & Services		9,304,141
Hotels, Restaurants & Leisure – 5.3%
Brinker International, Inc.(a)	4,300	264,708
Cracker Barrel Old Country Store, Inc.(a)	2,251	342,467
Dunkin’ Brands Group, Inc.(a)	6,322	300,674
International Game Technology	19,841	345,432
Jack in the Box, Inc.	1,178	112,994
Las Vegas Sands Corp.(a)	89,683	4,936,152
McDonald’s Corp.	112,951	11,005,946
Starbucks Corp.	35,652	3,376,244
Wyndham Worldwide Corp.	6,489	587,060
Yum! Brands, Inc.	30,375	2,391,120

Total Hotels, Restaurants & Leisure		23,662,797
Household Durables – 0.6%
D.R. Horton, Inc.	11,479	326,922
Harman International Industries, Inc.	2,880	384,854
Lennar Corp. Class A(a)	1,994	103,309
PulteGroup, Inc.	17,767	394,960
Tupperware Brands Corp.(a)	6,627	457,396
Whirlpool Corp.	4,001	808,442

Total Household Durables		2,475,883
Household Products – 1.9%
Church & Dwight Co., Inc.	6,666	569,410
Colgate-Palmolive Co.	59,250	4,108,395
Kimberly-Clark Corp.	34,360	3,680,299

Total Household Products		8,358,104
Industrial Conglomerates – 1.9%
3M Co.	43,150	7,117,592
Carlisle Cos., Inc.	2,279	211,104
Danaher Corp.	10,289	873,536
Roper Industries, Inc.	1,675	288,100

Total Industrial Conglomerates		8,490,332

See Notes to Financial Statements.

106	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree U.S. Dividend Growth Fund (DGRW)

March 31, 2015

Investments	Shares	Value

Insurance – 0.6%
AmTrust Financial Services, Inc.(a)	4,300	$245,035
Arthur J. Gallagher & Co.	15,132	707,421
Marsh & McLennan Cos., Inc.	33,499	1,878,959

Total Insurance		2,831,415
Internet & Catalog Retail – 0.1%
Expedia, Inc.(a)	3,168	298,204
HSN, Inc.(a)	3,075	209,807

Total Internet & Catalog Retail		508,011
Internet Software & Services – 0.1%
IAC/InterActiveCorp	3,793	255,914
j2 Global, Inc.(a)	2,036	133,724

Total Internet Software & Services		389,638
IT Services – 4.1%
Automatic Data Processing, Inc.	26,048	2,230,751
Booz Allen Hamilton Holding Corp.	5,709	165,218
DST Systems, Inc.	1,152	127,538
Global Payments, Inc.	279	25,579
International Business Machines Corp.	63,636	10,213,578
Jack Henry & Associates, Inc.	2,617	182,902
MasterCard, Inc. Class A	13,135	1,134,733
MAXIMUS, Inc.	583	38,921
Paychex, Inc.	26,997	1,339,456
Total System Services, Inc.	5,184	197,770
Visa, Inc. Class A(a)	33,530	2,193,197
Western Union Co. (The)(a)	34,718	722,481

Total IT Services		18,572,124
Leisure Products – 0.5%
Brunswick Corp.	2,905	149,462
Hasbro, Inc.(a)	11,781	745,031
Mattel, Inc.	51,538	1,177,643
Polaris Industries, Inc.(a)	2,665	376,032

Total Leisure Products		2,448,168
Life Sciences Tools & Services – 0.0%
Bio-Techne Corp.	1,631	163,573
Machinery – 3.3%
Allison Transmission Holdings, Inc.	9,964	318,250
Caterpillar, Inc.	58,026	4,643,821
CLARCOR, Inc.	2,001	132,186
Cummins, Inc.	12,516	1,735,218
Donaldson Co., Inc.	7,511	283,240
Dover Corp.(a)	12,001	829,509
Flowserve Corp.	4,874	275,332
Graco, Inc.	2,568	185,307
IDEX Corp.(a)	3,696	280,268
Illinois Tool Works, Inc.	25,305	2,458,128
ITT Corp.	3,170	126,515
Joy Global, Inc.(a)	5,196	203,579
Lincoln Electric Holdings, Inc.	4,068	266,007
Manitowoc Co., Inc. (The)	1,798	38,765
Nordson Corp.(a)	2,237	175,247

Pall Corp.	4,552	$456,975
Parker-Hannifin Corp.(a)	9,389	1,115,225
SPX Corp.	2,318	196,798
Timken Co. (The)	6,596	277,955
Toro Co. (The)	2,267	158,962
Valmont Industries, Inc.(a)	871	107,029
Wabtec Corp.	826	78,478
Woodward, Inc.(a)	1,459	74,424
Xylem, Inc.	7,763	271,860

Total Machinery		14,689,078
Media – 4.1%
CBS Corp. Class B Non-Voting Shares	16,547	1,003,245
Cinemark Holdings, Inc.	10,071	453,900
Comcast Corp. Class A(a)	108,163	6,107,965
Comcast Corp. Special Class A	20,932	1,173,553
Gannett Co., Inc.	18,014	667,959
John Wiley & Sons, Inc. Class A	3,130	191,368
Morningstar, Inc.	1,451	108,694
Scripps Networks Interactive, Inc. Class A(a)	3,356	230,087
Twenty-First Century Fox, Inc. Class A(a)	28,995	981,191
Twenty-First Century Fox, Inc. Class B	17,252	567,246
Viacom, Inc. Class A	2,806	192,744
Viacom, Inc. Class B	20,021	1,367,434
Walt Disney Co. (The)	49,377	5,179,153

Total Media		18,224,539
Metals & Mining – 1.3%
Compass Minerals International, Inc.	3,101	289,044
Freeport-McMoRan, Inc.	184,591	3,497,999
Reliance Steel & Aluminum Co.	5,684	347,179
Royal Gold, Inc.(a)	2,566	161,940
Southern Copper Corp.(a)	44,464	1,297,460
Steel Dynamics, Inc.	16,403	329,700

Total Metals & Mining		5,923,322
Multiline Retail – 1.6%
Big Lots, Inc.(a)	2,875	138,086
Dillard’s, Inc. Class A(a)	264	36,039
Macy’s, Inc.(a)	21,838	1,417,504
Nordstrom, Inc.	10,843	870,910
Target Corp.	56,356	4,625,137

Total Multiline Retail		7,087,676
Oil, Gas & Consumable Fuels – 6.3%
Cabot Oil & Gas Corp.	3,551	104,861
Cimarex Energy Co.	1,735	199,681
EOG Resources, Inc.	13,195	1,209,850
EQT Corp.	599	49,639
Exxon Mobil Corp.	267,520	22,739,200
HollyFrontier Corp.	20,623	830,488
Marathon Petroleum Corp.	20,883	2,138,211
Range Resources Corp.(a)	1,478	76,915
SM Energy Co.	628	32,455
Tesoro Corp.	6,227	568,463
Western Refining, Inc.	9,770	482,540

Total Oil, Gas & Consumable Fuels		28,432,303

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	107

Schedule of Investments (concluded)

WisdomTree U.S. Dividend Growth Fund (DGRW)

March 31, 2015

Investments	Shares	Value

Personal Products – 0.2%
Estee Lauder Cos., Inc. (The) Class A	9,379	$779,958
Pharmaceuticals – 5.4%
AbbVie, Inc.	148,017	8,664,915
Bristol-Myers Squibb Co.	125,918	8,121,711
Eli Lilly & Co.	97,086	7,053,298
Zoetis, Inc.	10,525	487,202

Total Pharmaceuticals		24,327,126
Professional Services – 0.3%
Equifax, Inc.	4,880	453,840
Manpowergroup, Inc.	3,669	316,084
Robert Half International, Inc.	5,717	345,993

Total Professional Services		1,115,917
Real Estate Management & Development – 0.0%
Jones Lang LaSalle, Inc.	576	98,150
Road & Rail – 2.4%
Con-way, Inc.	2,255	99,513
CSX Corp.	57,356	1,899,631
JB Hunt Transport Services, Inc.	3,485	297,601
Kansas City Southern	3,452	352,380
Knight Transportation, Inc.(a)	1,791	57,760
Landstar System, Inc.(a)	835	55,360
Norfolk Southern Corp.	21,479	2,210,619
Ryder System, Inc.	2,821	267,685
Union Pacific Corp.	48,941	5,300,800

Total Road & Rail		10,541,349
Semiconductors & Semiconductor Equipment – 3.8%
Altera Corp.	13,425	576,067
Analog Devices, Inc.	18,849	1,187,487
Intel Corp.	291,275	9,108,169
Linear Technology Corp.(a)	12,844	601,099
Microchip Technology, Inc.(a)	14,857	726,507
NVIDIA Corp.	22,388	468,469
Skyworks Solutions, Inc.	3,160	310,597
Teradyne, Inc.	5,991	112,930
Texas Instruments, Inc.	61,305	3,505,727
Xilinx, Inc.	15,273	646,048

Total Semiconductors & Semiconductor Equipment		17,243,100
Software – 4.8%
Activision Blizzard, Inc.	16,349	371,531
FactSet Research Systems, Inc.(a)	1,126	179,259
Intuit, Inc.	6,948	673,678
Microsoft Corp.	362,232	14,726,542
Oracle Corp.	121,064	5,223,912
SS&C Technologies Holdings, Inc.	1,726	107,530

Total Software		21,282,452
Specialty Retail – 4.1%
Advance Auto Parts, Inc.	362	54,188
Dick’s Sporting Goods, Inc.	3,149	179,461
DSW, Inc. Class A	5,215	192,329
Foot Locker, Inc.	6,836	430,668
Gap, Inc. (The)	29,591	1,282,178
GNC Holdings, Inc. Class A	4,066	199,519

Home Depot, Inc. (The)	78,535	$8,922,361
Lowe’s Cos., Inc.	43,382	3,227,187
Penske Automotive Group, Inc.	4,878	251,168
Ross Stores, Inc.	6,022	634,478
Tiffany & Co.	5,744	505,529
TJX Cos., Inc. (The)	22,933	1,606,457
Tractor Supply Co.(a)	3,445	293,032
Williams-Sonoma, Inc.	5,514	439,521

Total Specialty Retail		18,218,076
Technology Hardware, Storage & Peripherals – 4.9%
Apple, Inc.	154,980	19,284,161
EMC Corp.	74,764	1,910,968
NetApp, Inc.	11,720	415,591
SanDisk Corp.(a)	6,051	384,965

Total Technology Hardware, Storage & Peripherals		21,995,685
Textiles, Apparel & Luxury Goods – 1.5%
Carter’s, Inc.	1,483	137,133
Coach, Inc.(a)	32,783	1,358,200
Columbia Sportswear Co.(a)	2,867	174,600
Hanesbrands, Inc.	13,724	459,891
NIKE, Inc. Class B	24,610	2,469,121
Ralph Lauren Corp.	1,927	253,401
VF Corp.	23,504	1,770,086
Wolverine World Wide, Inc.(a)	2,709	90,616

Total Textiles, Apparel & Luxury Goods		6,713,048
Tobacco – 2.9%
Altria Group, Inc.	256,138	12,812,023
Trading Companies & Distributors – 0.5%
Air Lease Corp.	1,486	56,082
Fastenal Co.(a)	20,072	831,683
MSC Industrial Direct Co., Inc. Class A(a)	3,098	223,676
W.W. Grainger, Inc.(a)	3,703	873,204
Watsco, Inc.	2,207	277,420

Total Trading Companies & Distributors		2,262,065
TOTAL COMMON STOCKS (Cost: $425,482,622)		447,695,587
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.7%
United States – 3.7%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(b)
(Cost: $16,502,899)(c)	16,502,899	16,502,899
TOTAL INVESTMENTS IN SECURITIES – 103.6% (Cost: $441,985,521)		464,198,486
Liabilities in Excess of Cash and Other Assets – (3.6)%		(16,040,520)

NET ASSETS – 100.0%		$448,157,966

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(c)

At March 31, 2015, the total market value of the Fund’s securities on loan was $24,032,649 and the total market value of the collateral held by the Fund was $24,581,053. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $8,078,154. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

108	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments

WisdomTree U.S. SmallCap Dividend Growth Fund (DGRS)

March 31, 2015

Investments	Shares	Value

COMMON STOCKS – 99.8%
United States – 99.8%
Aerospace & Defense – 0.5%
AAR Corp.	1,762	$54,093
HEICO Corp.(a)	230	14,046
HEICO Corp. Class A	436	21,600
National Presto Industries, Inc.(a)	471	29,857

Total Aerospace & Defense		119,596
Air Freight & Logistics – 0.4%
Forward Air Corp.	1,182	64,183
Park-Ohio Holdings Corp.	400	21,068

Total Air Freight & Logistics		85,251
Auto Components – 1.2%
Cooper Tire & Rubber Co.(a)	3,225	138,159
Remy International, Inc.(a)	2,823	62,699
Standard Motor Products, Inc.(a)	1,299	54,896
Strattec Security Corp.(a)	75	5,538

Total Auto Components		261,292
Banks – 4.1%
BancFirst Corp.(a)	1,337	81,530
Bank of Hawaii Corp.(a)	5,479	335,370
CoBiz Financial, Inc.	2,086	25,700
CVB Financial Corp.(a)	10,963	174,750
German American Bancorp, Inc.(a)	1,057	31,107
Hanmi Financial Corp.	1,641	34,707
Lakeland Financial Corp.(a)	1,348	54,702
Mercantile Bank Corp.	1,478	28,895
Preferred Bank(a)	846	23,240
South State Corp.(a)	1,319	90,206
Stock Yards Bancorp, Inc.(a)	1,620	55,777

Total Banks		935,984
Building Products – 0.8%
AAON, Inc.(a)	1,860	45,626
Insteel Industries, Inc.	414	8,955
Simpson Manufacturing Co., Inc.	3,294	123,096

Total Building Products		177,677
Capital Markets – 3.6%
Arlington Asset Investment Corp. Class A(a)	11,546	277,797
Cohen & Steers, Inc.(a)	3,762	154,054
Evercore Partners, Inc. Class A	3,255	168,153
Financial Engines, Inc.(a)	1,476	61,741
GAMCO Investors, Inc. Class A	91	7,144
Pzena Investment Management, Inc. Class A(a)	645	5,915
Silvercrest Asset Management Group, Inc. Class A(a)	999	14,236
Virtus Investment Partners, Inc.	406	53,092
Westwood Holdings Group, Inc.	1,010	60,903

Total Capital Markets		803,035
Chemicals – 5.1%
A. Schulman, Inc.(a)	2,531	121,994
Balchem Corp.	499	27,635
Chase Corp.	496	21,690

FutureFuel Corp.(a)	6,958	$71,459
H.B. Fuller Co.(a)	2,302	98,687
Hawkins, Inc.	797	30,278
Innophos Holdings, Inc.	3,075	173,307
Innospec, Inc.	1,291	59,889
Minerals Technologies, Inc.	416	30,410
Olin Corp.(a)	11,137	356,829
Quaker Chemical Corp.	768	65,772
Stepan Co.	1,717	71,530
Zep, Inc.	1,334	22,718

Total Chemicals		1,152,198
Commercial Services & Supplies – 7.2%
ABM Industries, Inc.	4,986	158,854
CECO Environmental Corp.(a)	1,797	19,066
G&K Services, Inc. Class A(a)	1,513	109,738
HNI Corp.(a)	3,634	200,488
Interface, Inc.	2,653	55,129
Kimball International, Inc. Class B(a)	2,873	30,109
Knoll, Inc.	4,935	115,627
Matthews International Corp. Class A	1,483	76,389
McGrath RentCorp	2,948	97,019
Mobile Mini, Inc.(a)	3,282	139,945
MSA Safety, Inc.	3,598	179,468
Steelcase, Inc. Class A	8,583	162,562
Tetra Tech, Inc.(a)	2,701	64,878
U.S. Ecology, Inc.(a)	1,573	78,603
UniFirst Corp.	84	9,886
United Stationers, Inc.(a)	2,172	89,030
Viad Corp.(a)	1,226	34,107

Total Commercial Services & Supplies		1,620,898
Communications Equipment – 1.8%
ADTRAN, Inc.(a)	3,702	69,116
Alliance Fiber Optic Products, Inc.	813	14,162
Comtech Telecommunications Corp.	2,471	71,535
InterDigital, Inc.(a)	2,263	114,825
Plantronics, Inc.(a)	1,964	103,994
TESSCO Technologies, Inc.(a)	930	22,934

Total Communications Equipment		396,566
Construction & Engineering – 0.1%
Primoris Services Corp.(a)	1,482	25,476
Construction Materials – 0.0%
United States Lime & Minerals, Inc.	155	9,998
Consumer Finance – 0.1%
Cash America International, Inc.(a)	755	17,592
Containers & Packaging – 1.0%
Greif, Inc. Class A	3,750	147,263
Myers Industries, Inc.(a)	3,989	69,927

Total Containers & Packaging		217,190
Distributors – 1.0%
Core-Mark Holding Co., Inc.	758	48,755
Pool Corp.	2,457	171,400

Total Distributors		220,155

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	109

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Growth Fund (DGRS)

March 31, 2015

Investments	Shares	Value

Diversified Consumer Services – 0.3%
Capella Education Co.	973	$63,128
Carriage Services, Inc.	398	9,501

Total Diversified Consumer Services		72,629
Diversified Financial Services – 0.7%
Gain Capital Holdings, Inc.(a)	4,001	39,090
MarketAxess Holdings, Inc.(a)	1,377	114,153

Total Diversified Financial Services		153,243
Diversified Telecommunication Services – 0.9%
Atlantic Tele-Network, Inc.(a)	1,079	74,688
IDT Corp. Class B	3,214	57,049
Inteliquent, Inc.	4,423	69,618

Total Diversified Telecommunication Services		201,355
Electrical Equipment – 1.0%
Allied Motion Technologies, Inc.	193	6,406
AZZ, Inc.(a)	1,367	63,688
Encore Wire Corp.	195	7,387
Franklin Electric Co., Inc.(a)	1,888	72,008
Global Power Equipment Group, Inc.(a)	1,828	24,130
LSI Industries, Inc.	566	4,613
Powell Industries, Inc.	1,066	35,999
Preformed Line Products Co.	349	14,703

Total Electrical Equipment		228,934
Electronic Equipment, Instruments & Components – 2.6%
Badger Meter, Inc.(a)	785	47,053
CTS Corp.(a)	1,261	22,685
Daktronics, Inc.(a)	5,681	61,412
Dolby Laboratories, Inc. Class A	1,853	70,711
Littelfuse, Inc.	938	93,228
Mesa Laboratories, Inc.(a)	132	9,530
Methode Electronics, Inc.	1,577	74,182
MTS Systems Corp.(a)	1,059	80,113
Vishay Intertechnology, Inc.(a)	9,730	134,469

Total Electronic Equipment, Instruments & Components		593,383
Energy Equipment & Services – 3.2%
Bristow Group, Inc.(a)	3,005	163,623
CARBO Ceramics, Inc.(a)	3,467	105,778
Patterson-UTI Energy, Inc.(a)	16,106	302,390
U.S. Silica Holdings, Inc.(a)	4,387	156,221

Total Energy Equipment & Services		728,012
Food & Staples Retailing – 0.7%
Ingles Markets, Inc. Class A(a)	1,122	55,517
Liberator Medical Holdings, Inc.(a)	6,655	23,292
Weis Markets, Inc.	1,624	80,810

Total Food & Staples Retailing		159,619
Food Products – 3.5%
Alico, Inc.(a)	173	8,868
B&G Foods, Inc.(a)	9,747	286,854
Cal-Maine Foods, Inc.(a)	3,248	126,867
Calavo Growers, Inc.(a)	1,118	57,488
J&J Snack Foods Corp.	886	94,536

Lancaster Colony Corp.	2,169	$206,424
Limoneira Co.(a)	423	9,221

Total Food Products		790,258
Gas Utilities – 1.5%
Delta Natural Gas Co., Inc.	686	13,343
New Jersey Resources Corp.	10,220	317,433

Total Gas Utilities		330,776
Health Care Equipment & Supplies – 2.4%
Abaxis, Inc.(a)	626	40,133
Analogic Corp.	235	21,362
Atrion Corp.(a)	68	23,495
Cantel Medical Corp.	382	18,145
CONMED Corp.(a)	2,000	100,980
CryoLife, Inc.(a)	1,317	13,657
Hill-Rom Holdings, Inc.	3,046	149,254
Meridian Bioscience, Inc.(a)	8,001	152,659
Utah Medical Products, Inc.	276	16,521

Total Health Care Equipment & Supplies		536,206
Health Care Providers & Services – 3.4%
Aceto Corp.(a)	1,332	29,304
Chemed Corp.(a)	550	65,670
Ensign Group, Inc. (The)	585	27,413
Landauer, Inc.(a)	2,389	83,950
National Healthcare Corp.(a)	913	58,167
Owens & Minor, Inc.(a)	7,424	251,228
Select Medical Holdings Corp.(a)	14,875	220,596
U.S. Physical Therapy, Inc.	572	27,170

Total Health Care Providers & Services		763,498
Health Care Technology – 0.4%
Computer Programs & Systems, Inc.(a)	1,715	93,056
Hotels, Restaurants & Leisure – 4.5%
Cheesecake Factory, Inc. (The)(a)	2,651	130,774
Churchill Downs, Inc.	742	85,308
DineEquity, Inc.	2,625	280,901
Interval Leisure Group, Inc.(a)	4,744	124,340
Marcus Corp. (The)	1,722	36,661
Papa John’s International, Inc.(a)	1,577	97,474
Sonic Corp.	2,770	87,809
Texas Roadhouse, Inc.(a)	5,083	185,174

Total Hotels, Restaurants & Leisure		1,028,441
Household Durables – 2.1%
Bassett Furniture Industries, Inc.	704	20,078
Ethan Allen Interiors, Inc.(a)	1,853	51,217
Hooker Furniture Corp.(a)	1,067	20,326
La-Z-Boy, Inc.(a)	2,555	71,821
Lennar Corp. Class B	568	23,345
Lifetime Brands, Inc.(a)	483	7,380
MDC Holdings, Inc.(a)	7,812	222,642
NACCO Industries, Inc. Class A	416	22,044
Ryland Group, Inc. (The)	603	29,390

Total Household Durables		468,243

See Notes to Financial Statements.

110	WisdomTree Domestic Earnings and Dividend Funds

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Growth Fund (DGRS)

March 31, 2015

Investments	Shares	Value

Household Products – 0.4%
WD-40 Co.	1,020	$90,311
Industrial Conglomerates – 0.3%
Raven Industries, Inc.(a)	3,524	72,101
Insurance – 2.8%
AMERISAFE, Inc.	856	39,590
Employers Holdings, Inc.	1,406	37,948
HCI Group, Inc.(a)	1,109	50,870
National Interstate Corp.	1,251	35,128
ProAssurance Corp.	5,718	262,513
RLI Corp.(a)	2,709	141,979
Universal Insurance Holdings, Inc.	2,736	70,014

Total Insurance		638,042
Internet & Catalog Retail – 0.3%
PetMed Express, Inc.(a)	4,031	66,592
IT Services – 1.3%
Computer Task Group, Inc.	2,069	15,124
Convergys Corp.(a)	5,515	126,128
CSG Systems International, Inc.(a)	3,478	105,696
Hackett Group, Inc. (The)	1,686	15,073
Heartland Payment Systems, Inc.	916	42,915

Total IT Services		304,936
Leisure Products – 0.5%
Arctic Cat, Inc.(a)	780	28,329
Johnson Outdoors, Inc. Class A	398	13,178
Sturm Ruger & Co., Inc.	1,249	61,988

Total Leisure Products		103,495
Machinery – 5.9%
Actuant Corp. Class A(a)	369	8,760
Alamo Group, Inc.	273	17,235
Albany International Corp. Class A	2,028	80,613
Altra Industrial Motion Corp.(a)	1,854	51,245
American Railcar Industries, Inc.(a)	2,755	137,006
Astec Industries, Inc.(a)	1,000	42,880
Barnes Group, Inc.	2,978	120,579
CIRCOR International, Inc.	187	10,229
Columbus McKinnon Corp.	482	12,985
Dynamic Materials Corp.	505	6,449
Federal Signal Corp.	1,962	30,980
Gorman-Rupp Co. (The)(a)	1,426	42,709
Graham Corp.(a)	221	5,297
Greenbrier Cos., Inc. (The)(a)	1,418	82,244
Hardinge, Inc.	345	4,002
Hillenbrand, Inc.(a)	6,158	190,097
Hyster-Yale Materials Handling, Inc.	735	53,868
John Bean Technologies Corp.	1,283	45,829
Kadant, Inc.	651	34,249
L.B. Foster Co. Class A	140	6,647
Lindsay Corp.	591	45,064
Mueller Industries, Inc.	2,056	74,283
NN, Inc.(a)	1,105	27,713
Standex International Corp.	325	26,692
Sun Hydraulics Corp.(a)	988	40,864

Supreme Industries, Inc. Class A(a)	784	$6,139
Tennant Co.	856	55,957
Twin Disc, Inc.(a)	838	14,807
Watts Water Technologies, Inc. Class A	1,138	62,624

Total Machinery		1,338,046
Media – 1.2%
Meredith Corp.(a)	4,740	264,350
Saga Communications, Inc. Class A(a)	282	12,560

Total Media		276,910
Metals & Mining – 2.9%
Carpenter Technology Corp.(a)	3,217	125,077
Commercial Metals Co.(a)	14,331	232,019
Gold Resource Corp.(a)	7,686	24,518
Kaiser Aluminum Corp.(a)	1,376	105,801
Materion Corp.	809	31,090
Worthington Industries, Inc.(a)	5,486	145,982

Total Metals & Mining		664,487
Oil, Gas & Consumable Fuels – 3.3%
Adams Resources & Energy, Inc.	357	23,994
Delek U.S. Holdings, Inc.	5,316	211,311
Panhandle Oil and Gas, Inc. Class A(a)	581	11,498
PBF Energy, Inc. Class A(a)	14,458	490,415

Total Oil, Gas & Consumable Fuels		737,218
Paper & Forest Products – 1.8%
Deltic Timber Corp.(a)	316	20,935
Neenah Paper, Inc.	1,382	86,430
PH Glatfelter Co.	3,076	84,682
Schweitzer-Mauduit International, Inc.	4,472	206,249

Total Paper & Forest Products		398,296
Personal Products – 2.5%
Inter Parfums, Inc.(a)	2,253	73,493
Nu Skin Enterprises, Inc. Class A(a)	8,035	483,787

Total Personal Products		557,280
Professional Services – 1.6%
Corporate Executive Board Co. (The)	1,998	159,560
Exponent, Inc.	654	58,141
Insperity, Inc.	2,421	126,594
VSE Corp.(a)	173	14,165

Total Professional Services		358,460
Real Estate Investment Trusts (REITs) – 2.1%
Potlatch Corp.(a)	5,465	218,818
Saul Centers, Inc.	2,164	123,781
Universal Health Realty Income Trust	2,352	132,300

Total Real Estate Investment Trusts (REITs)		474,899
Road & Rail – 0.6%
ArcBest Corp.(a)	572	21,673
Celadon Group, Inc.	375	10,208
Heartland Express, Inc.	1,073	25,495
Universal Truckload Services, Inc.(a)	1,184	29,813
Werner Enterprises, Inc.(a)	1,884	59,176

Total Road & Rail		146,365

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	111

Schedule of Investments (concluded)

WisdomTree U.S. SmallCap Dividend Growth Fund (DGRS)

March 31, 2015

Investments	Shares	Value

Semiconductors & Semiconductor Equipment – 1.7%
Integrated Silicon Solution, Inc.	1,799	$32,184
IXYS Corp.	1,429	17,605
Micrel, Inc.	3,283	49,508
MKS Instruments, Inc.	3,817	129,053
Monolithic Power Systems, Inc.	1,888	99,403
Power Integrations, Inc.	1,089	56,715

Total Semiconductors & Semiconductor Equipment		384,468
Software – 1.7%
Blackbaud, Inc.	2,024	95,897
Ebix, Inc.(a)	2,732	82,998
Fair Isaac Corp.(a)	146	12,953
Mentor Graphics Corp.(a)	4,209	101,142
Monotype Imaging Holdings, Inc.	1,818	59,340
Pegasystems, Inc.(a)	1,814	39,455

Total Software		391,785
Specialty Retail – 8.8%
Aaron’s, Inc.(a)	967	27,376
Abercrombie & Fitch Co. Class A(a)	8,152	179,670
Big 5 Sporting Goods Corp.	2,705	35,895
Buckle, Inc. (The)(a)	3,376	172,480
Cato Corp. (The) Class A	3,033	120,107
Chico’s FAS, Inc.(a)	11,642	205,947
Children’s Place, Inc. (The)(a)	831	53,342
Destination Maternity Corp.(a)	2,842	42,800
Finish Line, Inc. (The) Class A	2,110	51,737
Group 1 Automotive, Inc.(a)	827	71,395
Guess?, Inc.(a)	14,867	276,377
Haverty Furniture Cos., Inc.	1,243	30,926
Lithia Motors, Inc. Class A(a)	716	71,178
Men’s Wearhouse, Inc. (The)(a)	3,304	172,469
Monro Muffler Brake, Inc.(a)	1,154	75,068
Pier 1 Imports, Inc.(a)	6,349	88,759
Rent-A-Center, Inc.(a)	6,164	169,140
Sonic Automotive, Inc. Class A(a)	588	14,641
Stage Stores, Inc.(a)	3,557	81,526
Stein Mart, Inc.(a)	3,624	45,119
Winmark Corp.(a)	52	4,554

Total Specialty Retail		1,990,506
Technology Hardware, Storage & Peripherals – 1.7%
Astro-Med, Inc.	362	5,064
Lexmark International, Inc. Class A(a)	8,831	373,905

Total Technology Hardware, Storage & Peripherals		378,969
Textiles, Apparel & Luxury Goods – 0.5%
Culp, Inc.	482	12,894
Movado Group, Inc.(a)	1,052	30,003
Oxford Industries, Inc.(a)	965	72,809

Total Textiles, Apparel & Luxury Goods		115,706
Thrifts & Mortgage Finance – 0.1%
Federal Agricultural Mortgage Corp. Class C	776	21,875

Trading Companies & Distributors – 3.5%
Applied Industrial Technologies, Inc.	3,687	$167,168
H&E Equipment Services, Inc.	5,228	130,648
Houston Wire & Cable Co.(a)	2,715	26,417
Kaman Corp.(a)	1,792	76,034
TAL International Group, Inc.*	9,622	391,904

Total Trading Companies & Distributors		792,171
Wireless Telecommunication Services – 0.2%
Spok Holdings, Inc.	2,637	50,551
TOTAL COMMON STOCKS (Cost: $21,312,291)		22,544,030
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 29.5%
United States – 29.5%
State Street Navigator Securities Lending Prime Portfolio, 0.16%(b)
(Cost: $6,678,538)(c)	6,678,538	6,678,538
TOTAL INVESTMENTS IN SECURITIES – 129.3% (Cost: $27,990,829)		29,222,568
Liabilities in Excess of Cash and Other Assets – (29.3)%		(6,628,916)

NET ASSETS – 100.0%		$22,593,652

*	Non-income producing security.

(a)	Security, or portion thereof, was on loan at March 31, 2015 (See Note 2).

(b)	Rate shown represents annualized 7-day yield as of March 31, 2015.

(c)

At March 31, 2015, the total market value of the Fund’s securities on loan was $6,757,045 and the total market value of the collateral held by the Fund was $6,923,012. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $244,474. Total securities on loan may not correspond with the amounts identified in the Schedule of Investments because pending sales of securities on loan may be in the process of recall from the borrower.

See Notes to Financial Statements.

112	WisdomTree Domestic Earnings and Dividend Funds

Statements of Assets and Liabilities

WisdomTree Domestic Earnings and Dividend Funds

March 31, 2015

	WisdomTree Dividend ex-Financials Fund	WisdomTree Earnings 500 Fund	WisdomTree Equity Income Fund	WisdomTree LargeCap Dividend Fund	WisdomTree LargeCap Value Fund
ASSETS:

Investments, at cost	$1,234,060,069	$146,008,276	$1,062,944,131	$1,942,452,558	$27,616,441

Investment in affiliates, at cost (Note 7)	5,937,132	156,930	1,936,253	2,439,197	45,802
Investments in securities, at value (including securities on loan) (Note 2)[1]	1,364,279,952	169,037,968	1,129,845,864	2,179,152,561	32,597,978

Investment in affiliates, at value (Note 7)	6,001,593	158,834	1,968,955	2,427,941	50,137

Cash	1,000,645	45,499	717,625	959,052	12,075

Receivables:

Dividends and interest	2,447,753	174,159	2,983,603	3,873,607	23,186

Investment securities sold	3,765,077	—	—	—	—
Total Assets	1,377,495,020	169,416,460	1,135,516,047	2,186,413,161	32,683,376
LIABILITIES:

Payables:

Investment of cash collateral for securities loaned (Note 2)	122,329,678	29,996,556	75,306,277	79,265,430	6,163,855

Capital shares redeemed	3,768,737	—	—	—	—

Advisory fees (Note 3)	405,127	33,330	356,390	521,315	8,573

Service fees (Note 2)	4,717	526	4,135	8,206	99
Total Liabilities	126,508,259	30,030,412	75,666,802	79,794,951	6,172,527
NET ASSETS	$1,250,986,761	$139,386,048	$1,059,849,245	$2,106,618,210	$26,510,849
NET ASSETS:

Paid-in capital	$1,215,366,446	$135,693,150	$1,058,206,963	$1,941,989,255	$29,993,453

Undistributed net investment income	1,544,980	68,476	1,451,628	1,613,503	12,607

Accumulated net realized loss on investments	(96,209,009)	(19,407,174)	(66,743,781)	(73,673,295)	(8,481,083)

Net unrealized appreciation on investments	130,284,344	23,031,596	66,934,435	236,688,747	4,985,872
NET ASSETS	$1,250,986,761	$139,386,048	$1,059,849,245	$2,106,618,210	$26,510,849
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	16,500,000	1,950,000	17,450,000	28,750,000	400,000
Net asset value per share	$75.82	$71.48	$60.74	$73.27	$66.28
[1]	Market value of securities out on loan were as follows: $162,766,933, $38,870,282, $96,121,142, $119,941,622 and $7,784,735, respectively.

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	113

Statements of Assets and Liabilities (continued)

WisdomTree Domestic Earnings and Dividend Funds

March 31, 2015

	WisdomTree MidCap Dividend Fund	WisdomTree MidCap Earnings Fund	WisdomTree SmallCap Dividend Fund	WisdomTree SmallCap Earnings Fund	WisdomTree Total Dividend Fund
ASSETS:

Investments, at cost	$1,759,922,019	$798,022,063	$1,420,190,504	$518,537,728	$510,564,981

Investment in affiliates, at cost (Note 7)	2,745,418	2,658,754	1,672,451	1,126,756	1,081,960

Investments in securities, at value (including securities on loan) (Note 2)[1]	1,925,746,221	875,398,399	1,550,821,653	547,000,732	616,947,182

Investment in affiliates, at value (Note 7)	2,739,441	2,841,673	1,781,942	1,153,993	1,129,266

Cash	1,391,484	209,708	1,249,840	212,618	301,129

Receivables:

Dividends and interest	3,162,472	761,257	2,507,169	407,667	1,097,381

Investment securities sold	—	—	—	534,560	—
Total Assets	1,933,039,618	879,211,037	1,556,360,604	549,309,570	619,474,958
LIABILITIES:

Payables:

Investment of cash collateral for securities loaned (Note 2)	336,632,911	141,443,372	306,020,247	126,452,081	36,470,254

Investment securities purchased	—	—	1,010,481	598,141	—

Advisory fees (Note 3)	505,103	233,290	393,003	136,459	140,217

Service fees (Note 2)	5,862	2,717	4,566	1,585	2,208
Total Liabilities	337,143,876	141,679,379	307,428,297	127,188,266	36,612,679
NET ASSETS	$1,595,895,742	$737,531,658	$1,248,932,307	$422,121,304	$582,862,279
NET ASSETS:

Paid-in capital	$1,433,430,468	$682,804,683	$1,188,767,744	$427,080,985	$499,566,007

Undistributed net investment income	1,981,151	144,332	1,035,913	198,054	596,466

Accumulated net realized loss on investments	(5,334,102)	(22,976,612)	(71,611,990)	(33,647,976)	(23,729,701)

Net unrealized appreciation on investments	165,818,225	77,559,255	130,740,640	28,490,241	106,429,507
NET ASSETS	$1,595,895,742	$737,531,658	$1,248,932,307	$422,121,304	$582,862,279
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	18,550,000	7,650,000	17,350,000	5,000,000	7,850,000
Net asset value per share	$86.03	$96.41	$71.98	$84.42	$74.25

[1]	Market value of securities out on loan were as follows: $369,701,609, $159,170,519, $318,884,033, $126,317,093 and $50,402,738, respectively.

See Notes to Financial Statements.

114	WisdomTree Domestic Earnings and Dividend Funds

Statements of Assets and Liabilities (concluded)

WisdomTree Domestic Earnings and Dividend Funds

March 31, 2015

	WisdomTree Total Earnings Fund	WisdomTree U.S. Dividend Growth Fund	WisdomTree U.S. SmallCap Dividend Growth Fund
ASSETS:

Investments, at cost	$113,931,904	$441,985,521	$27,990,829
Investments in securities, at value (including securities on loan) (Note 2)[1]	132,963,768	464,198,486	29,222,568

Cash	36,469	763,111	14,563

Receivables:

Capital shares sold	—	3,111,138	—

Dividends and interest	130,947	393,457	42,301
Total Assets	133,131,184	468,466,192	29,279,432
LIABILITIES:

Payables:

Investment of cash collateral for securities loaned (Note 2)	25,896,098	16,502,899	6,678,538

Investment securities purchased	—	3,700,127	—

Advisory fees (Note 3)	25,656	103,572	7,159

Service fees (Note 2)	403	1,628	83
Total Liabilities	25,922,157	20,308,226	6,685,780
NET ASSETS	$107,209,027	$448,157,966	$22,593,652
NET ASSETS:

Paid-in capital	$93,636,142	$427,830,046	$22,414,135

Undistributed net investment income	49,850	170,127	19,691

Accumulated net realized loss on investments	(5,508,829)	(2,055,172)	(1,071,913)

Net unrealized appreciation on investments	19,031,864	22,212,965	1,231,739
NET ASSETS	$107,209,027	$448,157,966	$22,593,652
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	1,450,000	14,350,000	750,000
Net asset value per share	$73.94	$31.23	$30.12

[1]	Market value of securities out on loan were as follows: $31,680,947, $24,032,649 and $6,757,045, respectively.

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	115

Statements of Operations

WisdomTree Domestic Earnings and Dividend Funds

For the Year Ended March 31, 2015

	WisdomTree Dividend ex-Financials Fund	WisdomTree Earnings 500 Fund	WisdomTree Equity Income Fund	WisdomTree LargeCap Dividend Fund	WisdomTree LargeCap Value Fund
INVESTMENT INCOME:

Dividends	$44,035,640	$2,621,358	$34,531,786	$59,807,256	$482,855

Dividends from affiliates (Note 7)	86,606	7,439	63,163	83,787	1,236

Securities lending income (Note 2)	1,004,265	43,488	394,791	152,764	12,254
Total investment income	45,126,511	2,672,285	34,989,740	60,043,807	496,345
EXPENSES:

Advisory fees (Note 3)	4,606,740	336,739	3,656,859	5,844,827	104,300

Service fees (Note 2)	53,341	5,292	42,342	91,847	1,208

Proxy fees (Note 2)	40,563	3,727	28,386	56,181	1,086

Legal fees (Note 2)	—	—	2,564	—	—
Total expenses	4,700,644	345,758	3,730,151	5,992,855	106,594
Expense waivers (Note 3)	(12,242)	(225)	(5,355)	(4,986)	(105)
Net expenses	4,688,402	345,533	3,724,796	5,987,869	106,489
Net investment income	40,438,109	2,326,752	31,264,944	54,055,938	389,856
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain from:

Investment transactions	11,634,582	1,021,869	8,436,143	16,742,380	658,741

Investment transactions in affiliates (Note 7)	352,434	41,751	197,276	307,186	10,479

In-kind redemptions	88,939,440	9,049,960	91,493,275	253,876,218	3,618,404

In-kind redemptions in affiliates (Note 7)	3,526	3,986	33,337	54,269	676
Net realized gain	100,929,982	10,117,566	100,160,031	270,980,053	4,288,300
Net change in unrealized depreciation on investments	(13,005,302)	(211,909)	(41,482,698)	(78,758,022)	(860,084)
Net realized and unrealized gain on investments	87,924,680	9,905,657	58,677,333	192,222,031	3,428,216
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$128,362,789	$12,232,409	$89,942,277	$246,277,969	$3,818,072

See Notes to Financial Statements.

116	WisdomTree Domestic Earnings and Dividend Funds

Statements of Operations (continued)

WisdomTree Domestic Earnings and Dividend Funds

For the Year Ended March 31, 2015

	WisdomTree MidCap Dividend Fund	WisdomTree MidCap Earnings Fund	WisdomTree SmallCap Dividend Fund	WisdomTree SmallCap Earnings Fund	WisdomTree Total Dividend Fund
INVESTMENT INCOME:

Dividends[1]	$35,134,614	$9,754,418	$33,760,994	$6,036,329	$14,888,814

Dividends from affiliates (Note 7)	92,688	52,915	55,646	24,947	28,316

Securities lending income (Note 2)	1,971,542	876,154	1,493,892	837,818	167,701
Total investment income	37,198,844	10,683,487	35,310,532	6,899,094	15,084,831
EXPENSES:

Advisory fees (Note 3)	4,653,929	2,308,008	4,126,889	1,613,954	1,443,578

Service fees (Note 2)	53,889	26,724	47,785	18,688	22,685

Proxy fees (Note 2)	41,076	17,962	45,414	18,148	14,658

Legal fees (Note 2)	8,432	—	—	—	1,058
Total expenses	4,757,326	2,352,694	4,220,088	1,650,790	1,481,979
Expense waivers (Note 3)	(6,516)	(4,749)	(5,989)	(1,992)	(1,687)
Net expenses	4,750,810	2,347,945	4,214,099	1,648,798	1,480,292
Net investment income	32,448,034	8,335,542	31,096,433	5,250,296	13,604,539
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	38,605,562	(3,821,634)	(19,080,423)	(14,492,721)	4,314,480

Investment transactions in affiliates (Note 7)	378,272	389,127	295,032	185,700	86,006

In-kind redemptions	85,757,072	57,318,993	88,540,272	51,795,815	31,316,551

In-kind redemptions in affiliates (Note 7)	2,251	36,046	20,972	33,504	—
Net realized gain	124,743,157	53,922,532	69,775,853	37,522,298	35,717,037
Net change in unrealized appreciation (depreciation) on investments	7,825,969	(1,974,745)	(11,600,102)	(22,953,050)	4,486,777
Net realized and unrealized gain on investments	132,569,126	51,947,787	58,175,751	14,569,248	40,203,814
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$165,017,160	$60,283,329	$89,272,184	$19,819,544	$53,808,353
[1]	Net of foreign withholding tax of $0, $0, $0, $1,813 and $0, respectively.

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	117

Statements of Operations (concluded)

WisdomTree Domestic Earnings and Dividend Funds

For the Year Ended March 31, 2015

	WisdomTree Total Earnings Fund	WisdomTree U.S. Dividend Growth Fund	WisdomTree U.S. SmallCap Dividend Growth Fund
INVESTMENT INCOME:

Dividends	$1,924,102	$5,063,957	$630,718

Securities lending income (Note 2)	46,264	67,889	26,946
Total investment income	1,970,366	5,131,846	657,664
EXPENSES:

Advisory fees (Note 3)	255,170	579,410	92,916

Service fees (Note 2)	4,010	9,105	1,075

Proxy fees (Note 2)	2,065	4,600	1,233
Total expenses	261,245	593,115	95,224
Net investment income	1,709,121	4,538,731	562,440
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	1,158,748	(1,835,643)	(987,926)

In-kind redemptions	6,296,650	7,453,333	1,871,535
Net realized gain	7,455,398	5,617,690	883,609
Net change in unrealized appreciation (depreciation) on investments	(348,237)	15,841,017	466,901
Net realized and unrealized gain on investments	7,107,161	21,458,707	1,350,510
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,816,282	$25,997,438	$1,912,950

See Notes to Financial Statements.

118	WisdomTree Domestic Earnings and Dividend Funds

Statements of Changes in Net Assets

WisdomTree Domestic Earnings and Dividend Funds

	WisdomTree Dividend ex-Financials Fund		WisdomTree Earnings 500 Fund		WisdomTree Equity Income Fund
	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$40,438,109	$34,670,872	$2,326,752	$1,560,953	$31,264,944	$24,288,276

Net realized gain on investments	100,929,982	134,580,075	10,117,566	2,982,972	100,160,031	56,293,328

Net change in unrealized appreciation (depreciation) on investments	(13,005,302)	4,421,897	(211,909)	11,982,142	(41,482,698)	16,131,047
Net increase in net assets resulting from operations	128,362,789	173,672,844	12,232,409	16,526,067	89,942,277	96,712,651
DIVIDENDS:

Net investment income	(39,456,992)	(34,107,009)	(2,297,699)	(1,541,118)	(30,019,168)	(24,043,110)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	378,042,831	410,993,802	49,289,980	30,553,630	562,545,150	296,356,065

Cost of shares redeemed	(343,773,894)	(517,547,568)	(21,189,284)	(9,541,453)	(360,213,965)	(211,015,650)
Net increase (decrease) in net assets resulting from capital share transactions	34,268,937	(106,553,766)	28,100,696	21,012,177	202,331,185	85,340,415
Net Increase in Net Assets	123,174,734	33,012,069	38,035,406	35,997,126	262,254,294	158,009,956
NET ASSETS:

Beginning of year	$1,127,812,027	$1,094,799,958	$101,350,642	$65,353,516	$797,594,951	$639,584,995

End of year	$1,250,986,761	$1,127,812,027	$139,386,048	$101,350,642	$1,059,849,245	$797,594,951
Undistributed net investment income included in net assets at end of year	$1,544,980	$563,863	$68,476	$39,440	$1,451,628	$245,166
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	16,050,000	17,650,000	1,550,000	1,200,000	14,100,000	12,500,000

Shares created	4,950,000	6,150,000	700,000	500,000	9,250,000	5,500,000

Shares redeemed	(4,500,000)	(7,750,000)	(300,000)	(150,000)	(5,900,000)	(3,900,000)
Shares outstanding, end of year	16,500,000	16,050,000	1,950,000	1,550,000	17,450,000	14,100,000

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	119

Statements of Changes in Net Assets (continued)

WisdomTree Domestic Earnings and Dividend Funds

	WisdomTree LargeCap Dividend Fund		WisdomTree LargeCap Value Fund		WisdomTree MidCap Dividend Fund
	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$54,055,938	$44,197,980	$389,856	$298,265	$32,448,034	$20,319,199

Net realized gain on investments	270,980,053	79,991,054	4,288,300	2,727,371	124,743,157	67,709,866

Net change in unrealized appreciation (depreciation) on investments	(78,758,022)	148,011,024	(860,084)	2,048,743	7,825,969	68,208,212
Net increase in net assets resulting from operations	246,277,969	272,200,058	3,818,072	5,074,379	165,017,160	156,237,277
DIVIDENDS:

Net investment income	(52,955,618)	(43,683,007)	(385,836)	(291,377)	(30,452,989)	(20,516,140)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	895,710,195	395,758,079	17,435,834	2,899,364	765,348,105	503,244,191

Cost of shares redeemed	(804,300,296)	(302,494,839)	(20,714,417)	(5,752,855)	(297,164,121)	(186,545,384)
Net increase (decrease) in net assets resulting from capital share transactions	91,409,899	93,263,240	(3,278,583)	(2,853,491)	468,183,984	316,698,807
Net Increase in Net Assets	284,732,250	321,780,291	153,653	1,929,511	602,748,155	452,419,944
NET ASSETS:

Beginning of year	$1,821,885,960	$1,500,105,669	$26,357,196	$24,427,685	$993,147,587	$540,727,643

End of year	$2,106,618,210	$1,821,885,960	$26,510,849	$26,357,196	$1,595,895,742	$993,147,587
Undistributed net investment income included in net assets at end of year	$1,613,503	$514,973	$12,607	$8,590	$1,981,151	$94,257
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	26,950,000	25,450,000	450,000	500,000	12,900,000	8,300,000

Shares created	12,750,000	6,300,000	300,000	50,000	9,250,000	7,150,000

Shares redeemed	(10,950,000)	(4,800,000)	(350,000)	(100,000)	(3,600,000)	(2,550,000)
Shares outstanding, end of year	28,750,000	26,950,000	400,000	450,000	18,550,000	12,900,000

See Notes to Financial Statements.

120	WisdomTree Domestic Earnings and Dividend Funds

Statements of Changes in Net Assets (continued)

WisdomTree Domestic Earnings and Dividend Funds

	WisdomTree MidCap Earnings Fund		WisdomTree SmallCap Dividend Fund		WisdomTree SmallCap Earnings Fund
	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$8,335,542	$4,200,972	$31,096,433	$25,128,721	$5,250,296	$2,907,203

Net realized gain on investments	53,922,532	36,409,202	69,775,853	90,988,744	37,522,298	45,759,953

Net change in unrealized appreciation (depreciation) on investments	(1,974,745)	40,916,860	(11,600,102)	60,998,846	(22,953,050)	22,070,784
Net increase in net assets resulting from operations	60,283,329	81,527,034	89,272,184	177,116,311	19,819,544	70,737,940
DIVIDENDS:

Net investment income	(8,472,389)	(4,021,507)	(31,680,603)	(23,354,614)	(5,168,210)	(2,900,663)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	371,307,213	336,233,479	442,081,745	600,007,486	171,056,045	327,935,354

Cost of shares redeemed	(200,268,963)	(110,699,237)	(313,266,398)	(244,794,543)	(203,157,138)	(136,888,576)
Net increase (decrease) in net assets resulting from capital share transactions	171,038,250	225,534,242	128,815,347	355,212,943	(32,101,093)	191,046,778
Net Increase (Decrease) in Net Assets	222,849,190	303,039,769	186,406,928	508,974,640	(17,449,759)	258,884,055
NET ASSETS:

Beginning of year	$514,682,468	$211,642,699	$1,062,525,379	$553,550,739	$439,571,063	$180,687,008

End of year	$737,531,658	$514,682,468	$1,248,932,307	$1,062,525,379	$422,121,304	$439,571,063
Undistributed net investment income included in net assets at end of year	$144,332	$285,894	$1,035,913	$1,774,107	$198,054	$87,016
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	5,800,000	3,000,000	15,550,000	9,700,000	5,400,000	2,850,000

Shares created	4,050,000	4,100,000	6,300,000	9,500,000	2,100,000	4,250,000

Shares redeemed	(2,200,000)	(1,300,000)	(4,500,000)	(3,650,000)	(2,500,000)	(1,700,000)
Shares outstanding, end of year	7,650,000	5,800,000	17,350,000	15,550,000	5,000,000	5,400,000

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	121

Statements of Changes in Net Assets (continued)

WisdomTree Domestic Earnings and Dividend Funds

	WisdomTree Total Dividend Fund		WisdomTree Total Earnings Fund		WisdomTree U.S. Dividend Growth Fund
	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2015	For the Period May 22, 2013* through March 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$13,604,539	$9,634,825	$1,709,121	$1,085,874	$4,538,731	$1,127,369

Net realized gain on investments	35,717,037	13,208,775	7,455,398	2,189,435	5,617,690	1,942,703

Net change in unrealized appreciation (depreciation) on investments	4,486,777	37,963,223	(348,237)	9,270,484	15,841,017	6,371,948
Net increase in net assets resulting from operations	53,808,353	60,806,823	8,816,282	12,545,793	25,997,438	9,442,020
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(13,202,159)	(9,428,544)	(1,687,769)	(1,072,580)	(4,457,140)	(1,038,746)

Capital gains	—	—	—	—	(5,475)	(6,237)
Total dividends and distributions	(13,202,159)	(9,428,544)	(1,687,769)	(1,072,580)	(4,462,615)	(1,044,983)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	189,610,089	105,020,893	43,490,775	12,963,067	393,421,791	111,446,892

Cost of shares redeemed	(67,308,790)	(33,082,009)	(14,584,629)	(6,590,806)	(71,600,204)	(15,042,473)
Net increase in net assets resulting from capital share transactions	122,301,299	71,938,884	28,906,146	6,372,261	321,821,587	96,404,419
Net Increase in Net Assets	162,907,493	123,317,163	36,034,659	17,845,474	343,356,410	104,801,456
NET ASSETS:

Beginning of period	$419,954,786	$296,637,623	$71,174,368	$53,328,894	$104,801,556	$100

End of period	$582,862,279	$419,954,786	$107,209,027	$71,174,368	$448,157,966	$104,801,556
Undistributed net investment income included in net assets at end of period	$596,466	$206,281	$49,850	$28,540	$170,127	$88,623
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	6,150,000	5,000,000	1,050,000	950,000	3,750,000	4

Shares created	2,600,000	1,650,000	600,000	200,000	12,900,000	4,300,000

Shares redeemed	(900,000)	(500,000)	(200,000)	(100,000)	(2,300,000)	(550,004)
Shares outstanding, end of period	7,850,000	6,150,000	1,450,000	1,050,000	14,350,000	3,750,000

*	Commencement of operations.

See Notes to Financial Statements.

122	WisdomTree Domestic Earnings and Dividend Funds

Statements of Changes in Net Assets (concluded)

WisdomTree Domestic Earnings and Dividend Funds

	WisdomTree U.S. SmallCap Dividend Growth Fund
	For the Year Ended March 31, 2015	For the Period July 25, 2013* through March 31, 2014
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$562,440	$209,941

Net realized gain on investments	883,609	1,003,327

Net change in unrealized appreciation on investments	466,901	764,838
Net increase in net assets resulting from operations	1,912,950	1,978,106
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(581,041)	(171,649)

Capital gains	(1,702)	—
Total dividends and distributions	(582,743)	(171,649)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	10,037,640	30,814,169

Cost of shares redeemed	(12,937,188)	(8,457,733)
Net increase (decrease) in net assets resulting from capital share transactions	(2,899,548)	22,356,436
Net Increase (Decrease) in Net Assets	(1,569,341)	24,162,893
NET ASSETS:

Beginning of period	$24,162,993	$100

End of period	$22,593,652	$24,162,993
Undistributed net investment income included in net assets at end of period	$19,691	$38,292
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	850,000	4

Shares created	350,000	1,150,000

Shares redeemed	(450,000)	(300,004)
Shares outstanding, end of period	750,000	850,000
*	Commencement of operations.

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	123

Financial Highlights

WisdomTree Domestic Earnings and Dividend Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Dividend ex-Financials Fund	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of year	$70.27	$62.03	$54.81	$50.13	$42.76
Investment operations:
Net investment income[1]	2.47	2.00	2.27	2.06	1.81
Net realized and unrealized gain	5.38	8.22	7.36	4.31	7.25
Total from investment operations	7.85	10.22	9.63	6.37	9.06
Dividends to shareholders:
Net investment income	(2.30)	(1.98)	(2.41)	(1.69)	(1.69)
Net asset value, end of year	$75.82	$70.27	$62.03	$54.81	$50.13

TOTAL RETURN[2]	11.27%	16.75%	18.18%	12.99%	21.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$1,250,987	$1,127,812	$1,094,800	$1,268,812	$343,382
Ratios to average net assets[3] of:
Expenses[4]	0.39%[5]	0.38%	0.38%	0.38%	0.38%
Net investment income	3.34%	3.06%	4.08%	4.05%	3.99%
Portfolio turnover rate[6]	32%	35%	34%	38%	5%

WisdomTree Earnings 500 Fund	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of year	$65.39	$54.46	$49.42	$45.59	$40.75
Investment operations:
Net investment income[1]	1.34	1.14	1.04	0.88	0.77
Net realized and unrealized gain	6.01	10.88	5.10	3.84	4.84
Total from investment operations	7.35	12.02	6.14	4.72	5.61
Dividends to shareholders:
Net investment income	(1.26)	(1.09)	(1.10)	(0.89)	(0.77)
Net asset value, end of year	$71.48	$65.39	$54.46	$49.42	$45.59

TOTAL RETURN[2]	11.28%	22.24%	12.66%	10.60%	13.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$139,386	$101,351	$65,354	$69,187	$63,832
Ratios to average net assets[3] of:
Expenses	0.29%[4,5]	0.28%	0.28%[4]	0.28%[4]	0.28%[4]
Net investment income	1.93%	1.89%	2.12%	1.98%	1.87%
Portfolio turnover rate[6]	16%	15%	13%	16%	12%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment adviser waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.
[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]

Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.38% and 0.28%, for WisdomTree Dividend ex-Financials Fund and WisdomTree Earnings 500 Fund, respectively.

[6]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

See Notes to Financial Statements.

124	WisdomTree Domestic Earnings and Dividend Funds

Financial Highlights (continued)

WisdomTree Domestic Earnings and Dividend Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Equity Income Fund	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of year	$56.57	$51.17	$44.81	$40.52	$35.12
Investment operations:
Net investment income[1]	1.95	1.77	1.82	1.66	1.61
Net realized and unrealized gain	4.03	5.37	6.40	4.15	5.33
Total from investment operations	5.98	7.14	8.22	5.81	6.94
Dividends to shareholders:
Net investment income	(1.81)	(1.74)	(1.86)	(1.52)	(1.54)
Net asset value, end of year	$60.74	$56.57	$51.17	$44.81	$40.52

TOTAL RETURN[2]	10.64%	14.24%	18.83%	14.66%	20.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$1,059,849	$797,595	$639,585	$427,918	$178,273
Ratios to average net assets[3] of:
Expenses[4]	0.39%[5]	0.38%	0.38%	0.38%	0.38%
Net investment income	3.25%	3.31%	3.91%	3.99%	4.25%
Portfolio turnover rate[6]	27%	30%	28%	22%	8%

WisdomTree LargeCap Dividend Fund	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of year	$67.60	$58.94	$52.98	$48.31	$42.56
Investment operations:
Net investment income[1]	1.86	1.65	1.61	1.45	1.33
Net realized and unrealized gain	5.59	8.64	6.00	4.59	5.68
Total from investment operations	7.45	10.29	7.61	6.04	7.01
Dividends to shareholders:
Net investment income	(1.78)	(1.63)	(1.65)	(1.37)	(1.26)
Net asset value, end of year	$73.27	$67.60	$58.94	$52.98	$48.31

TOTAL RETURN[2]	11.08%	17.70%	14.69%	12.82%	16.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$2,106,618	$1,821,886	$1,500,106	$1,205,215	$611,094
Ratios to average net assets[3] of:
Expenses	0.29%[4,7]	0.28%	0.28%[4]	0.28%[4]	0.28%[4]
Net investment income	2.59%	2.62%	2.97%	3.02%	3.04%
Portfolio turnover rate[6]	12%	11%	14%	14%	5%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment adviser waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.
[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Included in the expense ratio are proxy and legal expenses. Without these proxy and legal expenses, the expense ratio would have been 0.38%.

[6]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

[7]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.28%.

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	125

Financial Highlights (continued)

WisdomTree Domestic Earnings and Dividend Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree LargeCap Value Fund	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of year	$58.57	$48.86	$44.31	$43.02	$37.01
Investment operations:
Net investment income[1]	0.88	0.61	1.02	0.75	0.49
Net realized and unrealized gain	7.71	9.70	4.56	1.26	6.04
Total from investment operations	8.59	10.31	5.58	2.01	6.53
Dividends to shareholders:
Net investment income	(0.88)	(0.60)	(1.03)	(0.72)	(0.52)
Net asset value, end of year	$66.28	$58.57	$48.86	$44.31	$43.02

TOTAL RETURN[2]	14.73%	21.20%	12.81%	4.83%	17.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$26,511	$26,357	$24,428	$31,015	$25,812
Ratios to average net assets[3] of:
Expenses	0.39%[4,5]	0.38%	0.38%	0.38%[5]	0.38%[5]
Net investment income	1.42%	1.14%	2.26%	1.84%	1.33%
Portfolio turnover rate[6]	63%	67%	65%	62%	6%

WisdomTree MidCap Dividend Fund	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of year	$76.99	$65.15	$56.25	$54.01	$46.08
Investment operations:
Net investment income[1]	2.16	1.83	1.99	1.47	1.53
Net realized and unrealized gain	8.84	11.82	8.91	2.17	7.79
Total from investment operations	11.00	13.65	10.90	3.64	9.32
Dividends to shareholders:
Net investment income	(1.96)	(1.81)	(2.00)	(1.40)	(1.39)
Net asset value, end of year	$86.03	$76.99	$65.15	$56.25	$54.01

TOTAL RETURN[2]	14.46%	21.24%	19.96%	6.99%	20.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$1,595,896	$993,148	$540,728	$345,963	$256,552
Ratios to average net assets[3] of:
Expenses[5]	0.39%[7]	0.38%	0.38%	0.38%	0.38%
Net investment income	2.65%	2.58%	3.46%	2.81%	3.16%
Portfolio turnover rate[6]	30%	32%	33%	29%	10%

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment adviser waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.38%.

[5]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[6]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

[7]	Included in the expense ratio are proxy and legal expenses. Without these proxy and legal expenses, the expense ratio would have been 0.38%.

See Notes to Financial Statements.

126	WisdomTree Domestic Earnings and Dividend Funds

Financial Highlights (continued)

WisdomTree Domestic Earnings and Dividend Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree MidCap Earnings Fund	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of year	$88.74	$70.55	$61.00	$58.75	$47.22
Investment operations:
Net investment income[1]	1.25	1.00	1.09	0.62	0.73
Net realized and unrealized gain	7.56	18.11	9.54	2.20	11.50
Total from investment operations	8.81	19.11	10.63	2.82	12.23
Dividends to shareholders:
Net investment income	(1.14)	(0.92)	(1.08)	(0.57)	(0.70)
Net asset value, end of year	$96.41	$88.74	$70.55	$61.00	$58.75

TOTAL RETURN[2]	9.99%	27.26%	17.75%	4.92%	26.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$737,532	$514,682	$211,643	$158,596	$105,745
Ratios to average net assets[3] of:
Expenses[4]	0.39%[5]	0.38%	0.38%	0.38%	0.38%
Net investment income	1.37%	1.24%	1.80%	1.11%	1.45%
Portfolio turnover rate[6]	36%	41%	39%	38%	18%

WisdomTree SmallCap Dividend Fund	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of year	$68.33	$57.07	$49.03	$48.66	$42.39
Investment operations:
Net investment income[1]	1.97	1.85	1.87	1.68	1.72
Net realized and unrealized gain	3.62	11.10	8.14	0.34	6.14
Total from investment operations	5.59	12.95	10.01	2.02	7.86
Dividends to shareholders:
Net investment income	(1.94)	(1.69)	(1.97)	(1.65)	(1.59)
Net asset value, end of year	$71.98	$68.33	$57.07	$49.03	$48.66

TOTAL RETURN[2]	8.33%	22.99%	21.06%	4.50%	18.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$1,248,932	$1,062,525	$553,551	$313,791	$248,171
Ratios to average net assets[3] of:
Expenses[4]	0.39%[5]	0.38%	0.38%	0.38%	0.38%
Net investment income	2.86%	2.93%	3.71%	3.69%	3.86%
Portfolio turnover rate[6]	33%	42%	49%	31%	11%

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment adviser waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.38%.

[6]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	127

Financial Highlights (continued)

WisdomTree Domestic Earnings and Dividend Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree SmallCap Earnings Fund	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of year	$81.40	$63.40	$56.59	$54.97	$44.33
Investment operations:
Net investment income[1]	0.99	0.73	1.03	0.74	0.65
Net realized and unrealized gain	2.96	17.95	6.86	1.59	10.60
Total from investment operations	3.95	18.68	7.89	2.33	11.25
Dividends to shareholders:
Net investment income	(0.93)	(0.68)	(1.08)	(0.71)	(0.61)
Net asset value, end of year	$84.42	$81.40	$63.40	$56.59	$54.97

TOTAL RETURN[2]	4.89%	29.55%	14.20%	4.39%	25.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$422,121	$439,571	$180,687	$147,127	$134,672
Ratios to average net assets[3] of:
Expenses	0.39%[4,5]	0.38%	0.38%[5]	0.38%[5]	0.38%[5]
Net investment income	1.24%	0.98%	1.83%	1.43%	1.37%
Portfolio turnover rate[6]	43%	61%	50%	41%	19%

WisdomTree Total Dividend Fund	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of year	$68.29	$59.33	$53.04	$48.84	$42.89
Investment operations:
Net investment income[1]	1.91	1.68	1.65	1.47	1.37
Net realized and unrealized gain	5.86	8.91	6.32	4.15	5.92
Total from investment operations	7.77	10.59	7.97	5.62	7.29
Dividends to shareholders:
Net investment income	(1.81)	(1.63)	(1.68)	(1.42)	(1.34)
Net asset value, end of year	$74.25	$68.29	$59.33	$53.04	$48.84

TOTAL RETURN[2]	11.47%	18.10%	15.39%	11.81%	17.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$582,862	$419,955	$296,638	$243,985	$170,948
Ratios to average net assets[3] of:
Expenses	0.29%[5,7]	0.28%	0.28%[5]	0.28%[5]	0.28%[5]
Net investment income	2.64%	2.65%	3.05%	3.03%	3.10%
Portfolio turnover rate[6]	13%	12%	13%	15%	6%

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment adviser waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.38%.

[5]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[6]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

[7]	Included in the expense ratio are proxy and legal expenses. Without these proxy and legal expenses, the expense ratio would have been 0.28%.

See Notes to Financial Statements.

128	WisdomTree Domestic Earnings and Dividend Funds

Financial Highlights (continued)

WisdomTree Domestic Earnings and Dividend Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Total Earnings Fund	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of year	$67.79	$56.14	$50.62	$47.12	$41.56
Investment operations:
Net investment income[1]	1.34	1.12	1.07	0.88	0.77
Net realized and unrealized gain	6.05	11.63	5.51	3.58	5.55
Total from investment operations	7.39	12.75	6.58	4.46	6.32
Dividends to shareholders:
Net investment income	(1.24)	(1.10)	(1.06)	(0.96)	(0.76)
Net asset value, end of year	$73.94	$67.79	$56.14	$50.62	$47.12

TOTAL RETURN[2]	10.93%	22.89%	13.23%	9.74%	15.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$107,209	$71,174	$53,329	$43,026	$54,193
Ratios to average net assets of:
Expenses	0.29%[4]	0.28%	0.28%[3]	0.28%[3,5]	0.28%[3,5]
Net investment income	1.88%	1.81%	2.10%[3]	1.90%[3]	1.82%[3]
Portfolio turnover rate[6]	16%	13%	13%	12%	9%

WisdomTree U.S. Dividend Growth Fund	For the Year Ended March 31, 2015	For the Period May 22, 2013* through March 31, 2014
Net asset value, beginning of period	$27.95	$24.86
Investment operations:
Net investment income[1]	0.66	0.48
Net realized and unrealized gain	3.21	3.02
Total from investment operations	3.87	3.50
Dividends and distributions to shareholders:
Net investment income	(0.59)	(0.41)
Capital gains	(0.00)[7]	(0.00)[7]
Total dividends and distributions to shareholders	(0.59)	(0.41)
Net asset value, end of period	$31.23	$27.95

TOTAL RETURN[2]	13.94%	14.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$448,158	$104,802
Ratios to average net assets of:
Expenses	0.29%[4]	0.28%[8]
Net investment income	2.19%	2.11%[8]
Portfolio turnover rate[6]	35%	31%

*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment adviser waived advisory fees for the WisdomTree Total Earnings Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.28%.

[5]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[6]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

[7]	Amount represents less than $0.005.

[8]	Annualized.

See Notes to Financial Statements.

WisdomTree Domestic Earnings and Dividend Funds	129

Financial Highlights (concluded)

WisdomTree Domestic Earnings and Dividend Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. SmallCap Dividend Growth Fund	For the Year Ended March 31, 2015	For the Period July 25, 2013* through March 31, 2014
Net asset value, beginning of period	$28.43	$25.02
Investment operations:
Net investment income[1]	0.65	0.34
Net realized and unrealized gain	1.69	3.32
Total from investment operations	2.34	3.66
Dividends and distributions to shareholders:
Net investment income	(0.65)	(0.25)
Capital gains	(0.00)[2]	—
Net asset value, end of period	$30.12	$28.43

TOTAL RETURN[3]	8.37%	14.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$22,594	$24,163
Ratios to average net assets of:
Expenses	0.39%[4]	0.38%[5]
Net investment income	2.30%	1.82%[5]
Portfolio turnover rate[6]	53%	71%

*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

[4]	Included in the expense ratio are proxy expenses. Without these proxy expenses, the expense ratio would have been 0.38%.

[5]	Annualized.

[6]

Portfolio turnover rate is not annualized and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation, as well.

See Notes to Financial Statements.

130	WisdomTree Domestic Earnings and Dividend Funds

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005. As of March 31, 2015, the Trust offered 70 investment funds (each a “Fund”, collectively, the “Funds”). In accordance with Accounting Standards Update 2013-08, Financial Services-Investment Companies, each Fund qualifies as an investment company and is applying the accounting and reporting guidance for investment companies. These notes relate only to the Funds listed in the table below:

Fund	Commencement of Operations
WisdomTree Dividend ex-Financials Fund (“Dividend ex-Financials Fund”)	June 16, 2006
WisdomTree Earnings 500 Fund (“Earnings 500 Fund”)	February 23, 2007
WisdomTree Equity Income Fund (“Equity Income Fund”)	June 16, 2006
WisdomTree LargeCap Dividend Fund (“LargeCap Dividend Fund”)	June 16, 2006
WisdomTree LargeCap Value Fund (“LargeCap Value Fund”)	February 23, 2007
WisdomTree MidCap Dividend Fund (“MidCap Dividend Fund”)	June 16, 2006
WisdomTree MidCap Earnings Fund (“MidCap Earnings Fund”)	February 23, 2007
WisdomTree SmallCap Dividend Fund (“SmallCap Dividend Fund”)	June 16, 2006
WisdomTree SmallCap Earnings Fund (“SmallCap Earnings Fund”)	February 23, 2007
WisdomTree Total Dividend Fund (“Total Dividend Fund”)	June 16, 2006
WisdomTree Total Earnings Fund (“Total Earnings Fund”)	February 23, 2007
WisdomTree U.S. Dividend Growth Fund (“U.S. Dividend Growth Fund”)	May 22, 2013
WisdomTree U.S. SmallCap Dividend Growth Fund (“U.S. SmallCap Dividend Growth Fund”)	July 25, 2013

Each Fund seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree Investments, Inc. (“WisdomTree Investments”). WisdomTree Investments is the parent company of WisdomTree Asset Management, Inc. (“WTAM”), the investment adviser to each Fund and the Trust. “WisdomTree” is a registered mark of WisdomTree Investments and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. New York time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions or large investors may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees. Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Short-term debt securities with remaining maturities of 60 days or less generally are valued at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. Each Fund may invest in money market funds which

WisdomTree Domestic Earnings and Dividend Funds	131

Notes to Financial Statements (continued)

are valued at their NAV per share and affiliated ETFs which are valued at their last sale or official closing price on the exchange on which they are principally traded.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees of the Trust has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WTAM and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from a national securities exchange, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events”. An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV calculation time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use valuation techniques and observable inputs as described above and have an

132	WisdomTree Domestic Earnings and Dividend Funds

Notes to Financial Statements (continued)

appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, book values, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Pricing Committee meets at least on a monthly basis to review and discuss the appropriateness of such fair values using more current information such as, recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events. Also, when observable inputs become available, the Pricing Committee conducts back testing of the methodologies used to value Level 3 financial instruments to substantiate the unobservable inputs used to value those investments. Such back testing includes comparing Level 3 investment values to observable inputs such as exchange-traded prices, transaction prices, and/or vendor prices.

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing each Fund’s assets:

Dividend ex-Financials Fund	Level 1	Level 2	Level 3
Common Stocks*	$1,241,950,274	$—	$—
Exchange-Traded Funds	6,001,593	—	—
Investment of Cash Collateral for Securities Loaned	—	122,329,678	—
Total	$1,247,951,867	$122,329,678	$—

Earnings 500 Fund	Level 1	Level 2	Level 3
Common Stocks*	$139,041,412	$—	$—
Exchange-Traded Fund	158,834	—	—
Investment of Cash Collateral for Securities Loaned	—	29,996,556	—
Total	$139,200,246	$29,996,556	$—

Equity Income Fund	Level 1	Level 2	Level 3
Common Stocks*	$1,054,539,587	$—	$—
Exchange-Traded Fund	1,968,955	—	—
Investment of Cash Collateral for Securities Loaned	—	75,306,277	—
Total	$1,056,508,542	$75,306,277	$—

LargeCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$2,099,887,131	$—	$—
Exchange-Traded Fund	2,427,941	—	—
Investment of Cash Collateral for Securities Loaned	—	79,265,430	—
Total	$2,102,315,072	$79,265,430	$—

LargeCap Value Fund	Level 1	Level 2	Level 3
Common Stocks*	$26,434,123	$—	$—
Exchange-Traded Funds	50,137	—	—
Investment of Cash Collateral for Securities Loaned	—	6,163,855	—
Total	$26,484,260	$6,163,855	$—

WisdomTree Domestic Earnings and Dividend Funds	133

Notes to Financial Statements (continued)

MidCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$1,589,113,310	$—	$—
Exchange-Traded Fund	2,739,441	—	—
Investment of Cash Collateral for Securities Loaned	—	336,632,911	—
Total	$1,591,852,751	$336,632,911	$—

MidCap Earnings Fund	Level 1	Level 2	Level 3
Common Stocks*	$733,955,027	$—	$—
Exchange-Traded Fund	2,841,673	—	—
Investment of Cash Collateral for Securities Loaned	—	141,443,372	—
Total	$736,796,700	$141,443,372	$—

SmallCap Dividend Fund	Level 1	Level 2	Level 3
Common Stocks
Real Estate Management & Development	$1,808,211	$66,688	$—
Other*	1,242,926,507	—	—
Exchange-Traded Fund	1,781,942	—	—
Investment of Cash Collateral for Securities Loaned	—	306,020,247	—
Total	$1,246,516,660	$306,086,935	$—

SmallCap Earnings Fund	Level 1	Level 2	Level 3
Common Stocks*	$420,548,651	$—	$—
Exchange-Traded Fund	1,153,993	—	—
Investment of Cash Collateral for Securities Loaned	—	126,452,081	—
Total	$421,702,644	$126,452,081	$—

Total Dividend Fund	Level 1	Level 2	Level 3
Common Stocks*	$580,476,928	$—	$—
Exchange-Traded Fund	1,129,266	—	—
Investment of Cash Collateral for Securities Loaned	—	36,470,254	—
Total	$581,606,194	$36,470,254	$—

Total Earnings Fund	Level 1	Level 2	Level 3
Common Stocks*	$107,067,670	$—	$—
Investment of Cash Collateral for Securities Loaned	—	25,896,098	—
Total	$107,067,670	$25,896,098	$—

U.S. Dividend Growth Fund	Level 1	Level 2	Level 3
Common Stocks*	$447,695,587	$—	$—
Investment of Cash Collateral for Securities Loaned	—	16,502,899	—
Total	$447,695,587	$16,502,899	$—

U.S. SmallCap Dividend Growth Fund	Level 1	Level 2	Level 3
Common Stocks*	$22,544,030	$—	$—
Investment of Cash Collateral for Securities Loaned	—	6,678,538	—
Total	$22,544,030	$6,678,538	$—
*	Please refer to Schedule of Investments for a breakdown of the valuation by industry.

134	WisdomTree Domestic Earnings and Dividend Funds

Notes to Financial Statements (continued)

There were no Level 3 securities at or during the fiscal year ended March 31, 2015.

The Funds have elected to use the beginning of period method for transfers between fair value measurement levels.

During the fiscal year ended March 31, 2015, SmallCap Dividend Fund transferred securities with a fair value of $102,120 from Level 1 to Level 2 primarily due to the unavailability of a quoted price in an active market for identical investments as of March 31, 2015.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds did not invest in derivative instruments during the fiscal year ended March 31, 2015.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities.

Expenses/Reimbursements — Under the investment advisory agreement for each Fund, except U.S. Dividend Growth Fund and U.S. SmallCap Dividend Growth Fund, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for U.S. Dividend Growth Fund and U.S. SmallCap Dividend Growth Fund, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the partition or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

The internal expenses of pooled investment vehicles in which the Funds may invest (acquired fund fees and expenses) are not expenses of the Funds and are not paid by WTAM.

During the fiscal year ended March 31, 2015, the Trust incurred expenses pertaining to proxy printing, mailing and solicitation. These proxy expenses are not paid by WTAM. During the period, each Fund in the Trust bore its pro rata allocation of these proxy expenses.

During the fiscal year ended March 31, 2015, Equity Income Fund, MidCap Dividend Fund and Total Dividend Fund (the “Affected Funds”) incurred legal expenses pertaining to defending against litigation brought against former shareholders of Lyondell Chemical Company (“Lyondell”), such as the Affected Funds. The lawsuit seeks to recover amounts paid to former shareholders of Lyondell as fraudulent transfers in connection with the leveraged buyout of Lyondell by Basell AF S.C.A in December of 2007 after Lyondell filed for bankruptcy in 2008. While the Affected Funds believe that they have valid defenses and are participating in the defense along with a number of other shareholders, at this stage of the proceedings, the Affected Funds are not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on an Affected Fund’s net asset value.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high-grade debt

WisdomTree Domestic Earnings and Dividend Funds	135

Notes to Financial Statements (continued)

obligations, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The value of the investment of cash collateral for securities on loan along with the obligation to return such collateral are included on the Statements of Assets and Liabilities. The value of securities received as collateral for securities on loan are not included on the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees, all of which are included in the securities lending income earned by the Funds and disclosed on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults.

Master Netting Arrangements — Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) is generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASU 2011-11 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

A Fund’s security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Fund and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower, collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to the Lending Agreement or similar arrangements in the Statements of Assets and Liabilities. Therefore, all qualifying transactions, if any at March 31, 2015, are presented on a gross basis in the Statements of Assets and Liabilities. As of March 31, 2015, the Funds had securities on loan and the value of the related collateral received by each Fund exceeded the value of the securities loaned by each Fund at period end. The value of the securities loaned by each Fund is located in the Statements of Assets and Liabilities. In addition, a breakout of the total amount of cash and non-cash securities lending collateral received is located in the Schedules of Investments.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of each Fund to pay out dividends, if any, to investors’ at least annually. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its

136	WisdomTree Domestic Earnings and Dividend Funds

Notes to Financial Statements (continued)

reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

3. ADVISORY FEES AND TRANSACTIONS

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Capital Management Corporation (“MCM”) to provide sub-advisory services to the Funds. MCM is compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee of up to 0.0044% of each Fund’s average daily net assets. WTAM expects to receive advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate
Dividend ex-Financials Fund	0.38%
Earnings 500 Fund	0.28%
Equity Income Fund	0.38%
LargeCap Dividend Fund	0.28%
LargeCap Value Fund	0.38%
MidCap Dividend Fund	0.38%
MidCap Earnings Fund	0.38%
SmallCap Dividend Fund	0.38%
SmallCap Earnings Fund	0.38%
Total Dividend Fund	0.28%
Total Earnings Fund	0.28%
U.S. Dividend Growth Fund	0.28%
U.S. SmallCap Dividend Growth Fund	0.38%

Each Fund may purchase shares of affiliated exchanged-traded funds (“ETF”) in secondary market transactions. For the fiscal year ended March 31, 2015, WTAM waived its advisory fees for each Fund’s investment, associated with daily uninvested cash, in correlated affiliated ETFs net of any incremental costs as a result of these transactions (fund accounting, safekeeping, transaction fees, etc.) that are paid by WTAM out of the advisory fee received from the affiliated ETFs. The table below indicates the waiver. Please see Note 7 for additional information on Other Affiliated Parties and Transactions.

Fund	Advisory Fees Waived
Dividend ex-Financials Fund	$12,242
Earnings 500 Fund	225
Equity Income Fund	5,355
LargeCap Dividend Fund	4,986
LargeCap Value Fund	105
MidCap Dividend Fund	6,516
MidCap Earnings Fund	4,749
SmallCap Dividend Fund	5,989
SmallCap Earnings Fund	1,992

WisdomTree Domestic Earnings and Dividend Funds	137

Notes to Financial Statements (continued)

Fund	Advisory Fees Waived
Total Dividend Fund	$1,687
Total Earnings Fund	—
U.S. Dividend Growth Fund	—
U.S. SmallCap Dividend Growth Fund	—

4. CAPITAL SHARE TRANSACTIONS

As of March 31, 2015, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of creation units of a Fund generally consists of the in-kind contribution of a designated portfolio of equity securities constituting a portfolio sampling representation of the securities included in the relevant Fund’s underlying Index and an amount of cash. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) for the fiscal year ended March 31, 2015 were as follows:

Fund	Purchases	Sales
Dividend ex-Financials Fund	$388,340,486	$385,497,245
Earnings 500 Fund	20,778,621	19,665,803
Equity Income Fund	267,093,284	265,154,707
LargeCap Dividend Fund	261,217,280	258,570,533
LargeCap Value Fund	17,255,643	19,153,902
MidCap Dividend Fund	369,395,086	356,359,215
MidCap Earnings Fund	221,287,672	218,975,468
SmallCap Dividend Fund	363,231,675	357,719,619
SmallCap Earnings Fund	186,574,146	184,091,173
Total Dividend Fund	67,596,797	65,292,355
Total Earnings Fund	14,193,952	14,382,229
U.S. Dividend Growth Fund	73,875,249	73,321,573
U.S. SmallCap Dividend Growth Fund	13,172,861	12,969,289

For the fiscal year ended March 31, 2015, the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions were as follows:

Fund	Purchases	Sales
Dividend ex-Financials Fund	$375,971,129	$343,226,731
Earnings 500 Fund	49,151,556	22,140,556
Equity Income Fund	561,072,577	359,028,362
LargeCap Dividend Fund	882,642,788	793,189,446
LargeCap Value Fund	17,404,948	18,729,785
MidCap Dividend Fund	758,892,345	290,994,562
MidCap Earnings Fund	369,664,805	198,652,903
SmallCap Dividend Fund	440,177,942	311,953,323
SmallCap Earnings Fund	170,503,076	204,003,440
Total Dividend Fund	189,183,676	68,303,771
Total Earnings Fund	43,360,853	14,208,799
U.S. Dividend Growth Fund	389,837,532	68,688,673
U.S. SmallCap Dividend Growth Fund	10,002,778	13,094,524

Realized gains and losses on in-kind redemptions are not recognized by the Funds for tax purposes.

138	WisdomTree Domestic Earnings and Dividend Funds

Notes to Financial Statements (continued)

6. FEDERAL INCOME TAXES

At March 31, 2015, the cost of investments (including securities on loan) for Federal income tax purposes was as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Dividend ex-Financials Fund	$1,249,690,121	$154,699,894	$(34,108,470)	$120,591,424
Earnings 500 Fund	146,900,093	23,748,100	(1,451,391)	22,296,709
Equity Income Fund	1,074,306,172	82,960,843	(25,452,196)	57,508,647
LargeCap Dividend Fund	1,951,323,391	268,860,706	(38,603,595)	230,257,111
LargeCap Value Fund	27,671,546	5,497,143	(520,574)	4,976,569
MidCap Dividend Fund	1,773,544,456	184,846,042	(29,904,836)	154,941,206
MidCap Earnings Fund	806,073,124	87,216,274	(15,049,326)	72,166,948
SmallCap Dividend Fund	1,435,922,343	149,106,693	(32,425,441)	116,681,252
SmallCap Earnings Fund	524,568,124	47,054,682	(23,468,081)	23,586,601
Total Dividend Fund	515,116,226	107,902,019	(4,941,797)	102,960,222
Total Earnings Fund	114,523,886	19,673,120	(1,233,238)	18,439,882
U.S. Dividend Growth Fund	443,457,167	30,137,615	(9,396,296)	20,741,319
U.S. SmallCap Dividend Growth Fund	28,089,297	2,013,951	(880,680)	1,133,271

At March 31, 2015, the components of accumulated earnings/(loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Gains/(Losses)	Net Unrealized Appreciation	Total Accumulated Earnings/(Losses)
Dividend ex-Financials Fund	$1,544,980	$(86,516,089)	$120,591,424	$35,620,315
Earnings 500 Fund	68,476	(18,672,287)	22,296,709	3,692,898
Equity Income Fund	1,451,628	(57,317,993)	57,508,647	1,642,282
LargeCap Dividend Fund	1,613,503	(67,241,659)	230,257,111	164,628,955
LargeCap Value Fund	12,607	(8,471,780)	4,976,569	(3,482,604)
MidCap Dividend Fund	1,981,151	5,542,917	154,941,206	162,465,274
MidCap Earnings Fund	144,332	(17,584,305)	72,166,948	54,726,975
SmallCap Dividend Fund	1,035,913	(57,552,602)	116,681,252	60,164,563
SmallCap Earnings Fund	239,817	(28,786,099)	23,586,601	(4,959,681)
Total Dividend Fund	596,466	(20,260,416)	102,960,222	83,296,272
Total Earnings Fund	51,011	(4,918,008)	18,439,882	13,572,885
U.S. Dividend Growth Fund	170,127	(583,526)	20,741,319	20,327,920
U.S. SmallCap Dividend Growth Fund	19,691	(973,445)	1,133,271	179,517

WisdomTree Domestic Earnings and Dividend Funds	139

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years or periods ended March 31, 2015 and March 31, 2014, was as follows:

	Year Ended March 31, 2015	Year/Period Ended March 31, 2014
Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Ordinary Income*
Dividend ex-Financials Fund	$39,456,992	$34,107,009
Earnings 500 Fund	2,297,699	1,541,118
Equity Income Fund	30,019,168	24,043,110
LargeCap Dividend Fund	52,955,618	43,683,007
LargeCap Value Fund	385,836	291,377
MidCap Dividend Fund	30,452,989	20,516,140
MidCap Earnings Fund	8,472,389	4,021,507
SmallCap Dividend Fund	31,680,603	23,354,614
SmallCap Earnings Fund	5,168,210	2,900,663
Total Dividend Fund	13,202,159	9,428,544
Total Earnings Fund	1,687,769	1,072,580
U.S. Dividend Growth Fund	4,462,615	1,044,983	[1]
U.S. SmallCap Dividend Growth Fund	582,743	171,649	[2]

*	Includes short-term capital gains if any.

[1]	For the period May 22, 2013 (commencement of operations) through March 31, 2014.

[2]	For the period July 25, 2013 (commencement of operations) through March 31, 2014.

At March 31, 2015, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains through the years indicated. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Capital Loss Available Through 2016	Capital Loss Available Through 2017	Capital Loss Available Through 2018	Capital Loss Available Through 2019	Short-Term Post- Effective* No Expiration	Long-Term Post- Effective* No Expiration	Capital Loss Available Total
Dividend ex-Financials Fund	$791,229	$9,972,192	$68,035,975	$1,318,159	$—	$1,210,382	$81,327,937
Earnings 500 Fund	194,476	1,286,040	10,811,338	4,536,572	44,449	1,583,260	18,456,135
Equity Income Fund	—	—	34,858,884	21,181,473	—	—	56,040,357
LargeCap Dividend Fund	—	766,912	32,859,591	32,903,699	—	—	66,530,202
LargeCap Value Fund	—	—	8,176,315	295,465	—	—	8,471,780
MidCap Dividend Fund	—	—	—	—	—	—	—
MidCap Earnings Fund	354,730	1,545,771	6,328,159	346,722	2,677,424	933,193	12,185,999
SmallCap Dividend Fund	—	—	29,790,025	6,604,794	—	—	36,394,819
SmallCap Earnings Fund	31,705	1,465,208	4,654,874	921,406	2,086,174	4,257,654	13,417,021
Total Dividend Fund	—	—	9,042,618	10,786,298	—	—	19,828,916
Total Earnings Fund	—	437,738	3,393,418	935,380	—	—	4,766,536
U.S. Dividend Growth Fund	—	—	—	—	—	—	—
U.S. SmallCap Dividend Growth Fund	—	—	—	—	—	—	—

*	Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The character of these losses is noted above.

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

140	WisdomTree Domestic Earnings and Dividend Funds

Notes to Financial Statements (continued)

During the fiscal year ended March 31, 2015, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Short-Term Post-October Capital Losses	Long-Term Post-October Capital Losses
Dividend ex-Financials Fund	$5,188,152	$—
Earnings 500 Fund	216,152	—
Equity Income Fund	1,277,636	—
LargeCap Dividend Fund	711,457	—
LargeCap Value Fund	—	—
MidCap Dividend Fund	—	—
MidCap Earnings Fund	11,337,624	(5,939,318)
SmallCap Dividend Fund	13,609,347	7,548,436
SmallCap Earnings Fund	14,114,520	1,254,558
Total Dividend Fund	431,500	—
Total Earnings Fund	151,472	—
U.S. Dividend Growth Fund	583,526	—
U.S. SmallCap Dividend Growth Fund	792,579	180,866

During the fiscal year ended March 31, 2015, the following Funds utilized capital loss carryforwards of the noted amounts to offset realized gains.

Fund	Utilized Capital Loss Carryforward
Dividend ex-Financials Fund	$11,917,196
Earnings 500 Fund	1,238,273
Equity Income Fund	8,736,583
LargeCap Dividend Fund	14,532,895
LargeCap Value Fund	678,481
MidCap Dividend Fund	31,996,080
MidCap Earnings Fund	3,122,734
SmallCap Dividend Fund	3,385,068
SmallCap Earnings Fund	1,449,546
Total Dividend Fund	4,963,531
Total Earnings Fund	1,315,656
U.S. Dividend Growth Fund	—
U.S. SmallCap Dividend Growth Fund	6,841

WisdomTree Domestic Earnings and Dividend Funds	141

Notes to Financial Statements (continued)

At March 31, 2015, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Loss	Paid-in Capital
Dividend ex-Financials Fund	$—	$(85,120,721)	$85,120,721
Earnings 500 Fund	(17)	(8,925,729)	8,925,746
Equity Income Fund	(39,314)	(89,276,763)	89,316,077
LargeCap Dividend Fund	(1,790)	(249,262,165)	249,263,955
LargeCap Value Fund	(3)	(3,618,650)	3,618,653
MidCap Dividend Fund	(108,151)	(83,886,298)	83,994,449
MidCap Earnings Fund	(4,715)	(55,665,412)	55,670,127
SmallCap Dividend Fund	(154,024)	(85,064,464)	85,218,488
SmallCap Earnings Fund	28,952	(48,505,154)	48,476,202
Total Dividend Fund	(12,195)	(30,962,487)	30,974,682
Total Earnings Fund	(42)	(6,238,492)	6,238,534
U.S. Dividend Growth Fund	(87)	(7,330,081)	7,330,168
U.S. SmallCap Dividend Growth Fund	—	(1,758,264)	1,758,264

These difference are primarily due to redemptions-in-kind, distribution re-designations, investments in real estate investment trust and realized basis adjustments on securities.

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. As of and during the fiscal year ended March 31, 2015, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Generally, each of the tax years in the four-year period ended March 31, 2015, remains subject to examination by taxing authorities.

142	WisdomTree Domestic Earnings and Dividend Funds

Notes to Financial Statements (concluded)

7. OTHER AFFILIATED PARTIES AND TRANSACTIONS

Affiliated holdings are funds which are managed by, or an affiliate of, WTAM. Transactions with affiliated funds during the fiscal year ended March 31, 2015 are as follows:

Fund	Value at 3/31/2014	Purchases/ Additions	Sales/ Reductions	Value at 3/31/2015	Dividend Income
Dividend ex-Financials Fund
WisdomTree LargeCap Dividend Fund	$1,237,251	$15,429,635	$13,759,841	$2,992,839	$47,873
WisdomTree MidCap Dividend Fund	1,241,709	15,371,293	13,885,527	3,008,754	38,733
Total	$2,478,960	$30,800,928	$27,645,368	$6,001,593	$86,606

Earnings 500 Fund
WisdomTree Equity Income Fund	$64,716	$2,479,184	$2,418,956	$158,834	$7,439

Equity Income Fund
WisdomTree Total Dividend Fund	$2,023,930	$12,736,879	$12,989,845	$1,968,955	$63,163

LargeCap Dividend Fund
WisdomTree Total Dividend Fund	$1,140,905	$27,841,154	$26,887,263	$2,427,941	$83,787

LargeCap Value Fund
WisdomTree Earnings 500 Fund	$30,480	$175,993	$179,131	$34,983	$954
WisdomTree MidCap Earnings Fund	13,064	75,386	76,881	15,154	282
Total	$43,544	$251,379	$256,012	$50,137	$1,236

MidCap Dividend Fund
WisdomTree LargeCap Dividend Fund	$1,814,035	$23,219,130	$22,602,981	$2,739,441	$92,688

MidCap Earnings Fund
WisdomTree MidCap Dividend Fund	$2,818,720	$6,394,866	$6,688,539	$2,841,673	$52,915

SmallCap Dividend Fund
WisdomTree MidCap Dividend Fund	$3,346,162	$13,293,189	$15,000,750	$1,781,942	$55,646

SmallCap Earnings Fund
WisdomTree MidCap Earnings Fund	$600,672	$7,337,528	$6,880,575	$1,153,993	$24,947

Total Dividend Fund
WisdomTree Total Earnings Fund	$1,007,099	$7,544,678	$7,532,194	$1,129,266	$28,316

8. RECENT ACCOUNTING PRONOUNCEMENT

In June 2014, The FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Trust’s financial statement disclosures.

WisdomTree Domestic Earnings and Dividend Funds	143

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of WisdomTree Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of WisdomTree Dividend Ex-Financials Fund, WisdomTree Earnings 500 Fund, WisdomTree Equity Income Fund, WisdomTree LargeCap Dividend Fund, WisdomTree LargeCap Value Fund, WisdomTree MidCap Dividend Fund, WisdomTree MidCap Earnings Fund, WisdomTree SmallCap Dividend Fund, WisdomTree SmallCap Earnings Fund, WisdomTree Total Dividend Fund, WisdomTree Total Earnings Fund, WisdomTree U.S. Dividend Growth Fund and WisdomTree U.S. SmallCap Dividend Growth Fund (thirteen of the investment funds constituting WisdomTree Trust (the “Trust”)) as of March 31, 2015, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WisdomTree Dividend Ex-Financials Fund, WisdomTree Earnings 500 Fund, WisdomTree Equity Income Fund, WisdomTree LargeCap Dividend Fund, WisdomTree LargeCap Value Fund, WisdomTree MidCap Dividend Fund, WisdomTree MidCap Earnings Fund, WisdomTree SmallCap Dividend Fund, WisdomTree SmallCap Earnings Fund, WisdomTree Total Dividend Fund, WisdomTree Total Earnings Fund, WisdomTree U.S. Dividend Growth Fund and WisdomTree U.S. SmallCap Dividend Growth Fund of WisdomTree Trust at March 31, 2015, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 29, 2015

144	WisdomTree Domestic Earnings and Dividend Funds

Trustees and Officers Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by WTAM and other service providers. The Board of Trustees elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The address of each Trustee and Officer is c/o WisdomTree Asset Management, Inc., 245 Park Avenue, 35th Floor, New York, NY 10167.

Independent Trustees

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years
David G. Chrencik* (1948)	Trustee, 2014- present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	70	Trustee, Vericimetry Funds

Joel Goldberg** (1945)	Trustee, 2012- present	Attorney, Of Counsel/Partner at Stroock & Stroock & Lavan LLP, 2010 to present; Attorney, Partner at Willkie Farr & Gallagher LLP, 2006 to 2010.	70	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region)

Toni Massaro*** (1955)	Trustee, 2006- present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean at the Rogers College of Law from 1999 to 2009; Regents’ Professor at the Rogers College of Law since 1990.	70	None

Melinda A. Raso Kirstein (1955)	Trustee, 2014- present	Retired, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	70	Associate Alumnae of Douglass College, Member of Investment Committee

Victor Ugolyn (1947)	Trustee, 2006- present; Chairman of the Board of Trustees, 2006- present	Private Investor, 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	70	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame, Member of the Board of Directors of the New York Society of Security Analysts (NYSSA)

+	As of March 31, 2015.

*	Chair of the Audit Committee.

**	Chair of the Contracts Review Committee.

***	Chair of the Governance and Nominating Committee.

WisdomTree Domestic Earnings and Dividend Funds	145

Trustees and Officers Information (unaudited) (concluded)

Interested Trustee and Officers

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years
Jonathan Steinberg**** (1964)	Trustee, 2005- present President, 2005- present	President, WisdomTree Trust since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.; Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.	70	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.

David Castano**** (1971)	Treasurer, 2013- present	Director of Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2011; Vice President of Legg Mason & Co. and served as Treasurer from 2010 to 2011 and Controller from 2006 to 2010 of certain mutual funds associated with Legg Mason & Co.; Assistant Treasurer of Lord Abbett mutual funds from 2004 to 2006.	70	None

Terry Jane Feld**** (1960)	Chief Compliance Officer, 2012- present	Chief Compliance Officer, WisdomTree Asset Management, Inc. since 2012; Senior Compliance Officer, WisdomTree Asset Management since 2011; Senior Compliance Officer, TIAA-CREF, 2007 to 2010; Vice President/NASD-SEC Compliance, Mutual of America Life Insurance Co., 2004 to 2007.	70	None

Ryan Louvar**** (1972)	Secretary and Chief Legal Officer, 2013- present	General Counsel, WisdomTree Asset Management, Inc. since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	70	None

Sarah English**** (1977)	Assistant Secretary, 2013- present	Investment Management Counsel, WisdomTree Asset Management, Inc. since 2010 (includes prior positions at WisdomTree Asset Management, Inc.); Attorney, NYFIX, Inc. from 2006 to 2009.	70	None

Clint Martin**** (1977)	Assistant Treasurer, since 2015	Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2012; Vice President of Legg Mason & Co. and served as Assistant Treasurer from 2010 to 2012 and Assistant Controller from 2006 to 2010 of certain mutual funds associated with Legg Mason & Co.	70	None

+	As of March 31, 2015.

****	Elected by and serves at the pleasure of the Board.

146	WisdomTree Domestic Earnings and Dividend Funds

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds fiscal year ended March 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year ended March 31, 2015, the following represents the maximum amount of ordinary income distributions that may be considered qualified dividend income:

Fund	Qualified Dividend Income
Dividend ex-Financials Fund	$34,816,902
Earnings 500 Fund	1,565,675
Equity Income Fund	25,979,794
LargeCap Dividend Fund	52,246,011
LargeCap Value Fund	283,591
MidCap Dividend Fund	19,428,224
MidCap Earnings Fund	5,901,110
SmallCap Dividend Fund	18,562,427
SmallCap Earnings Fund	3,504,805
Total Dividend Fund	11,459,866
Total Earnings Fund	1,888,133
U.S. Dividend Growth Fund	3,289,779
U.S. SmallCap Dividend Growth Fund	386,773

The following represents the percentage of dividends paid during the fiscal year ended March 31, 2015, that qualify for the 70% dividends received deduction for corporate shareholders:

Fund	Dividends-Received Deduction
Dividend ex-Financials Fund	86.24%
Earnings 500 Fund	67.68%
Equity Income Fund	83.64%
LargeCap Dividend Fund	96.76%
LargeCap Value Fund	73.12%
MidCap Dividend Fund	60.24%
MidCap Earnings Fund	71.54%
SmallCap Dividend Fund	61.99%
SmallCap Earnings Fund	67.38%
Total Dividend Fund	84.50%
Total Earnings Fund	69.10%
U.S. Dividend Growth Fund	73.63%
U.S. SmallCap Dividend Growth Fund	70.64%

WisdomTree Domestic Earnings and Dividend Funds	147

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com

148	WisdomTree Domestic Earnings and Dividend Funds

The WisdomTree Family of Funds

The following is a list of WisdomTree Funds being offered, along with their respective ticker symbols, as of March 31, 2015:

WisdomTree Domestic Earnings and Dividend Funds

WisdomTree Dividend ex-Financials Fund (DTN)

WisdomTree Earnings 500 Fund (EPS)

WisdomTree Equity Income Fund (DHS)

WisdomTree LargeCap Dividend Fund (DLN)

WisdomTree LargeCap Value Fund (EZY)

WisdomTree MidCap Dividend Fund (DON)

WisdomTree MidCap Earnings Fund (EZM)

WisdomTree SmallCap Dividend Fund (DES)

WisdomTree SmallCap Earnings Fund (EES)

WisdomTree Total Dividend Fund (DTD)

WisdomTree Total Earnings Fund (EXT)

WisdomTree U.S. Dividend Growth Fund (DGRW)

WisdomTree U.S. SmallCap Dividend Growth Fund (DGRS)

WisdomTree Developed World ex-U.S. and Currency Hedged Equity Funds

WisdomTree Australia Dividend Fund (AUSE)

WisdomTree DEFA Equity Income Fund (DTH)

WisdomTree DEFA Fund (DWM)

WisdomTree Europe Dividend Growth Fund (EUDG)

WisdomTree Europe Hedged Equity Fund (HEDJ)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

WisdomTree Europe SmallCap Dividend Fund (DFE)

WisdomTree Germany Hedged Equity Fund (DXGE)

WisdomTree International Dividend ex-Financials Fund (DOO)

WisdomTree International Hedged Dividend Growth Fund (IHDG)

WisdomTree International LargeCap Dividend Fund (DOL)

WisdomTree International MidCap Dividend Fund (DIM)

WisdomTree International SmallCap Dividend Fund (DLS)

WisdomTree Japan Hedged Capital Goods Fund (DXJC)

WisdomTree Japan Hedged Equity Fund (DXJ)

WisdomTree Japan Hedged Financials Fund (DXJF)

WisdomTree Japan Hedged Health Care Fund (DXJH)

WisdomTree Japan Hedged Real Estate Fund (DXJR)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

WisdomTree Japan Hedged Tech, Media and Telecom Fund (DXJT)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

WisdomTree Korea Hedged Equity Fund (DXKW)

WisdomTree United Kingdom Hedged Equity Fund (DXPS)

WisdomTree Global/Global ex-U.S. and Emerging/Frontier Markets

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

WisdomTree China Dividend ex-Financials Fund (CHXF)

WisdomTree Commodity Country Equity Fund (CCXE)

WisdomTree Emerging Markets Consumer Growth Fund (EMCG)

WisdomTree Emerging Markets Dividend Growth Fund (DGRE)

WisdomTree Emerging Markets Equity Income Fund (DEM)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

WisdomTree Global Equity Income Fund (DEW)

WisdomTree Global ex-U.S. Dividend Growth Fund (DNL)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

WisdomTree Global ex-U.S. Utilities Fund (DBU)

WisdomTree Global Natural Resources Fund (GNAT)

WisdomTree India Earnings Fund (EPI)

WisdomTree Middle East Dividend Fund (GULF)

WisdomTree Currency Strategy Funds

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

WisdomTree Brazilian Real Strategy Fund (BZF)

WisdomTree Chinese Yuan Strategy Fund (CYB)

WisdomTree Commodity Currency Strategy Fund (CCX)

WisdomTree Emerging Currency Strategy Fund (CEW)

WisdomTree Indian Rupee Strategy Fund (ICN)

WisdomTree Fixed Income Funds

WisdomTree Asia Local Debt Fund (ALD)

WisdomTree Australia & New Zealand Debt Fund (AUNZ)

WisdomTree Barclays U.S. Aggregate Bond Negative Duration Fund (AGND)

WisdomTree Barclays U.S. Aggregate Bond Zero Duration Fund (AGZD)

WisdomTree Bloomberg Floating Rate Treasury Fund (USFR)

WisdomTree BofA Merrill Lynch High Yield Bond Negative Duration Fund (HYND)

WisdomTree BofA Merrill Lynch High Yield Bond Zero Duration Fund (HYZD)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Japan Interest Rate Strategy Fund (JGBB)

WisdomTree Strategic Corporate Bond Fund (CRDT)

WisdomTree Alternative Funds

WisdomTree Global Real Return Fund (RRF)

WisdomTree Managed Futures Strategy Fund (WDTI)

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus, containing this and other information, is available at www.wisdomtree.com, or by calling 1-866-909-WISE (9473). Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal. Past performance does not guarantee future results. Indexes are unmanaged and you cannot invest directly in an index.

There are risks associated with investing, including possible loss of principal. Funds focusing their investments on certain sectors and/or smaller companies increase their vulnerability to any single economic or regulatory development. This may result in greater share price volatility. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only in large amounts of 50,000 shares or more.

WisdomTree Trust

245 Park Avenue, 35th Floor

New York, NY 10167

WisdomTree Domestic Earnings and Dividend Funds

WisdomTree Dividend ex-Financials Fund (DTN)

WisdomTree Earnings 500 Fund (EPS)

WisdomTree Equity Income Fund (DHS)

WisdomTree LargeCap Dividend Fund (DLN)

WisdomTree LargeCap Value Fund (EZY)

WisdomTree MidCap Dividend Fund (DON)

WisdomTree MidCap Earnings Fund (EZM)

WisdomTree SmallCap Dividend Fund (DES)

WisdomTree SmallCap Earnings Fund (EES)

WisdomTree Total Dividend Fund (DTD)

WisdomTree Total Earnings Fund (EXT)

WisdomTree U.S. Dividend Growth Fund (DGRW)

WisdomTree U.S. SmallCap Dividend Growth Fund (DGRS)

WisdomTree Fund shares are distributed by Foreside Fund Services, LLC.

WTGM-0384

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	The code of ethics is attached hereto as exhibit 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is David Chrencik, who is an independent Trustee of the Trust, as that term is defined under Item 3(a) (2).

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $1,265,915 for 2015 and $992,219 for 2014.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $100,000 for 2015 and $31,500 for 2014.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $443,414 for 2015 and $426,680 for 2014.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c) (7) (A), the Registrant’s audit committee charter provides that the audit committee shall select and approve in advance the retention of independent accountants to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve prior to appointment the engagement of the principal accountant to provide other audit services to the Registrant or to provide non-audit services to the Registrant, its investment adviser, or any entity controlling, controlled by, or under common control with its investment adviser (“adviser/affiliate”) that provides ongoing services to the Registrant, if the engagement by the investment adviser or adviser affiliate relates directly to the operations and financial reporting of the Registrant. The audit committee must also, prior to appointment of the engagement of the principal accountant, review and approve the fees proposed to be charged to the Registrant by the auditors for each audit and non-audit service. The audit committee must also consider whether non-audit services provided by the Registrant’s principal accountant to the Registrant’s investment adviser, or adviser/affiliate that provides ongoing services to the Trust are compatible with maintaining the auditor’s independence.

(e)(2)	The Registrant’s Audit committee has approved 100% of services described in each of Items 4(b) through (d) pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $443,414 for 2015 and $427,180 for 2014.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

The Registrant is an issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a) (58)A of the Exchange Act. The Registrant’s audit committee members are David Chrencik, Melinda Raso Kirstein and Victor Ugolyn.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	WisdomTree Trust

By (Signature and Title)	/s/ Jonathan L. Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: June 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jonathan L. Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: June 8, 2015

By (Signature and Title)	/s/ David Castano
David Castano, Treasurer
(principal financial officer)

Date: June 8, 2015